UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue,

Milwaukee Wisconsin 53202

(Address of principal executive offices) (Zip code)

Phil J. Rinzel, Controller and Chief Accounting Officer Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

Item 1.	Reports to Stockholders

(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report December 31, 2021

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering 27 Portfolios

•	Growth Stock Portfolio

•	Focused Appreciation Portfolio

•	Large Cap Core Stock Portfolio

•	Large Cap Blend Portfolio

•	Index 500 Stock Portfolio

•	Large Company Value Portfolio

•	Domestic Equity Portfolio

•	Equity Income Portfolio

•	Mid Cap Growth Stock Portfolio

•	Index 400 Stock Portfolio

•	Mid Cap Value Portfolio

•	Small Cap Growth Stock Portfolio

•	Index 600 Stock Portfolio

•	Small Cap Value Portfolio

•	International Growth Portfolio

•	Research International Core Portfolio

•	International Equity Portfolio

•	Emerging Markets Equity Portfolio

•	Government Money Market Portfolio

•	Short-Term Bond Portfolio

•	Select Bond Portfolio

•	Long-Term U.S. Government Bond Portfolio

•	Inflation Protection Portfolio

•	High Yield Bond Portfolio

•	Multi-Sector Bond Portfolio

•	Balanced Portfolio

•	Asset Allocation Portfolio

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail unless you specifically request paper copies of the reports from Northwestern Mutual, the issuer of your variable annuity and/or variable life insurance contract. Instead, your Fund annual and semi-annual reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, will continue to receive reports electronically, and you need not take any action. You may elect to receive all future reports in paper free of charge by informing Northwestern Mutual that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all future shareholder reports.

Letter to Contract Holders

December 31, 2021

Would anyone have guessed a year ago that COVID-19 would still be a concern going into 2022? We expected that by this time, the prevalence of vaccines and herd immunity would have been firmly established. After the virus-caused market upheaval in 2020, we thought 2021 would be the year to move on! It was and it wasn’t. On the one hand, the rise of the Delta variant resulted in reduced economic activity in the third quarter and now Omicron raises concerns as we move into 2022. On the other hand, economic activity was still solid with 2021 U.S. GDP growth of 5.7%. And the equity markets reflected solid corporate earnings which beat expectations (including our own) and drove the S&P 500® Index1 return to 28.71%, despite lower consumer confidence that reflected a new nagging concern of inflation. Stimulus measures, however, helped boost market confidence and consumer demand was strong enough to propel equities at the expense of fixed income, with broad fixed income indices turning negative for the year. The Bloomberg® U.S. Aggregate Bond Index was down -1.54%.

The United States was clearly the dominant equity market in 2021 and performed well across the market cap spectrum. While there was significant attention this year to the companies of the S&P® 500 Index and their expectations-topping earnings growth (expected to be 44% when reporting concludes early this year), growth in earnings of mid and small cap companies are expected to come in even stronger. Investment returns for mid and small cap companies were slightly behind those of large caps, but still very strong in 2021. The S&P MidCap 400® Index and the S&P SmallCap 600® Index returned 24.76% and 26.82%, respectively.

Foreign markets, as measured by the MSCI EAFE® Index, lagged the U.S. but also had a solid return for the year of 11.26%. In contrast, the MSCI® Emerging Markets Index was down -2.54%, impacted by severe and persistent regulatory crackdowns in China aimed at the technology and for-profit education industries. Other notable asset classes in 2021 included commodities (Bloomberg Commodity Index +27.11%) and Treasury Inflation-Protected Securities (Bloomberg U.S. TIPS Index +5.96%), which performed well as inflation surged, especially in the latter half of the year.

How did the economy and equity markets perform so well despite a continuing global pandemic? Frankly, it appears that the U.S. consumer began to reject lockdowns, focus on a low fatality rate (versus a climbing case rate), made some purchasing shifts from services to goods, and back again, and businesses learned to adapt to an uncertain environment. Technology use that shifted in 2020 (surprising everyone) became the new normal in 2021, and this productivity improvement helped companies not just survive but, in many cases, thrive. Small businesses certainly had it tougher, especially in the service sector, where it was difficult (and remains difficult) to find workers. Indeed, there remains about 3 million more job openings than unemployed individuals and this has driven up wages which we see reflected in higher inflation.

This presents the biggest question going into 2022: Is the inflation transitory? The answer in large part depends on the labor market. Pre-COVID, the labor participation rate was just north of 63% and there was little indication that we were at maximum employment, i.e. it was trending higher. Today this participation rate is just shy of 62% and we believe there continues to be room for individuals to return to work. This implies that the current growth cycle also has room to grow. This is further supported when we dig into the prime working years of 25 to 54-year olds. This cohort stood at 83% pre-COVID and has reached over 84% during previous peak periods. Today we sit below 82%, well below what we would expect at full employment. We think the labor market will return to normal in 2022. For example, the number of individuals collecting pandemic unemployment benefits peaked at 16.8 million in 2020 and declined to around 9 million a year later. Today this number is close to zero and it’s doubtful that none of these individuals will return to the workforce. This should improve the labor market, help businesses meet demand and therefore prices should moderate somewhat in 2022. As we further think about 2022, let’s keep in mind that GDP is expected to remain strong (both in the U.S. and globally), unemployment is at 3.9%, companies are in excellent financial shape, the consumer balance sheet remains strong with cash still on the sidelines, and monetary policy, despite some tapering ahead, remains easy. Even if the Federal Reserve hikes rates four times in 2022, the overall rate picture adjusted for inflation will remain accommodative and support continued growth.

Risks to think about however, include COVID uncertainty (will Omicron become a persistent problem or will a new variant emerge?) and inflation – which could result in a shift in Federal Reserve sentiment should employment and growth goals move their mandate back to a more traditional “fight inflation” position. (I still recall the Volcker days!) Fortunately, these risks are likely to offset each other. For example, if Omicron emerges and consumer spending is curtailed, it’s less likely that inflation will be a major headwind.

The bottom line is that although the outlook for 2022 looks positive, risks and unknowns suggest that a strong diversified portfolio is still the best way to balance opportunity and risk. Certainly, your advisor is in the best place to help you determine how opportunistic you should be or how your own situation may require a more conservative approach.

As we end another solid year of performance and look ahead to 2022, I want to also take a moment to thank you personally for putting your trust in Northwestern Mutual. We know we must earn that trust every year and we look forward to doing so again in 2022!

1 All indices and/or benchmarks referenced are unmanaged and cannot be invested in directly.

Northwestern Mutual Series Fund, Inc.

Mason Street Advisors, LLC (“Mason Street Advisors”), adviser to the Northwestern Mutual Series Fund, Inc., is a wholly owned subsidiary of The Northwestern Mutual Life Insurance Company. Mason Street Advisors is the principal investment adviser for all the Portfolios of the Northwestern Mutual Series Fund, Inc., and has engaged and oversees sub-advisers who provide day-to-day management for certain of the Portfolios. Each sub-adviser may be replaced without the approval of shareholders. Please see the Series Fund prospectus for more information.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. The views expressed are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors disclaims any responsibility to update these views.

Expense Examples (unaudited)

EXAMPLE

As a shareholder of each Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period July 1, 2021 to December 31, 2021*	Annualized Expense Ratio

Growth Stock Portfolio
Actual	$1,000.00	$1,036.67	$2.16	0.42%
Hypothetical (5% return before expenses)	1,000.00	1,023.09	2.14	0.42

Focused Appreciation Portfolio
Actual	1,000.00	1,044.22	3.19	0.62
Hypothetical (5% return before expenses)	1,000.00	1,022.08	3.16	0.62

Large Cap Core Stock Portfolio
Actual	1,000.00	1,094.21	2.27	0.43
Hypothetical (5% return before expenses)	1,000.00	1,023.04	2.19	0.43

Large Cap Blend Portfolio
Actual	1,000.00	1,074.06	4.08	0.78
Hypothetical (5% return before expenses)	1,000.00	1,021.27	3.97	0.78

Index 500 Stock Portfolio
Actual	1,000.00	1,115.65	1.01	0.19
Hypothetical (5% return before expenses)	1,000.00	1,024.25	0.97	0.19

Expense Examples (unaudited)

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period July 1, 2021 to December 31, 2021*	Annualized Expense Ratio

Large Company Value Portfolio
Actual	$1,000.00	$1,071.47	$3.86	0.74%
Hypothetical (5% return before expenses)	1,000.00	1,021.48	3.77	0.74

Domestic Equity Portfolio
Actual	1,000.00	1,090.34	2.63	0.50
Hypothetical (5% return before expenses)	1,000.00	1,022.68	2.55	0.50

Equity Income Portfolio
Actual	1,000.00	1,061.04	2.96	0.57
Hypothetical (5% return before expenses)	1,000.00	1,022.33	2.91	0.57

Mid Cap Growth Stock Portfolio
Actual	1,000.00	1,014.98	2.64	0.52
Hypothetical (5% return before expenses)	1,000.00	1,022.58	2.65	0.52

Index 400 Stock Portfolio
Actual	1,000.00	1,059.77	1.25	0.24
Hypothetical (5% return before expenses)	1,000.00	1,024.00	1.22	0.24

Mid Cap Value Portfolio
Actual	1,000.00	1,064.99	3.75	0.72
Hypothetical (5% return before expenses)	1,000.00	1,021.58	3.67	0.72

Small Cap Growth Stock Portfolio
Actual	1,000.00	990.95	2.71	0.54
Hypothetical (5% return before expenses)	1,000.00	1,022.48	2.75	0.54

Index 600 Stock Portfolio
Actual	1,000.00	1,024.22	1.38	0.27
Hypothetical (5% return before expenses)	1,000.00	1,023.84	1.38	0.27

Small Cap Value Portfolio
Actual	1,000.00	1,058.00	4.46	0.86
Hypothetical (5% return before expenses)	1,000.00	1,020.87	4.38	0.86

International Growth Portfolio
Actual	1,000.00	1,058.24	3.16	0.61
Hypothetical (5% return before expenses)	1,000.00	1,022.13	3.11	0.61

Research International Core Portfolio
Actual	1,000.00	1,038.90	3.75	0.73
Hypothetical (5% return before expenses)	1,000.00	1,021.53	3.72	0.73

International Equity Portfolio
Actual	1,000.00	961.30	2.52	0.51
Hypothetical (5% return before expenses)	1,000.00	1,022.63	2.60	0.51

Emerging Markets Equity Portfolio
Actual	1,000.00	901.38	4.36	0.91
Hypothetical (5% return before expenses)	1,000.00	1,020.62	4.63	0.91

Expense Examples (unaudited)

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period July 1, 2021 to December 31, 2021*	Annualized Expense Ratio

Government Money Market Portfolio
Actual	$1,000.00	$1,000.07	$0.40	0.08%
Hypothetical (5% return before expenses)	1,000.00	1,024.80	0.41	0.08

Short-Term Bond Portfolio
Actual	1,000.00	995.34	1.91	0.38
Hypothetical (5% return before expenses)	1,000.00	1,023.29	1.94	0.38

Select Bond Portfolio
Actual	1,000.00	999.50	1.51	0.30
Hypothetical (5% return before expenses)	1,000.00	1,023.69	1.53	0.30

Long-Term U.S. Government Bond Portfolio
Actual	1,000.00	1,025.71	3.42	0.67
Hypothetical (5% return before expenses)	1,000.00	1,021.83	3.41	0.67

Inflation Protection Portfolio
Actual	1,000.00	1,043.68	2.73	0.53
Hypothetical (5% return before expenses)	1,000.00	1,022.53	2.70	0.53

High Yield Bond Portfolio
Actual	1,000.00	1,013.91	2.23	0.44
Hypothetical (5% return before expenses)	1,000.00	1,022.99	2.24	0.44

Multi-Sector Bond Portfolio
Actual	1,000.00	995.80	3.57	0.71
Hypothetical (5% return before expenses)	1,000.00	1,021.63	3.62	0.71

Balanced Portfolio
Actual	1,000.00	1,021.68	0.31	0.06
Hypothetical (5% return before expenses)	1,000.00	1,024.90	0.31	0.06

Asset Allocation Portfolio
Actual	1,000.00	1,028.17	0.46	0.09
Hypothetical (5% return before expenses)	1,000.00	1,024.75	0.46	0.09

*

Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the direct and allocated expenses of the Portfolio and do not include the effect of the underlying Portfolios’ expenses which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in the Prospectus.

Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest in the equity securities of medium and large capitalization companies exhibiting the potential for earnings growth or share price appreciation.	$1.4 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Growth Stock Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. The Portfolio invests in “blue chip” growth companies, which are companies that are well established in their industries and have the potential for above-average earnings growth. The Portfolio looks for companies with leading market positions, seasoned management and strong financial fundamentals. The Portfolio’s investment approach reflects the belief that solid company fundamentals (with an emphasis on the potential for strong growth in earnings per share or operating cash flow) combined with a positive outlook for a company’s industry will ultimately reward investors with strong investment performance. The Portfolio may look for companies with good prospects for dividend growth.

MARKET OVERVIEW

Despite the continuation of the coronavirus pandemic, major U.S. stock indices advanced in 2021, extending the brisk rebound that started in March 2020. Many indices repeatedly reached record highs throughout the year. Equities advanced as the economy reopened and recovered, facilitated by the rollout of COVID-19 vaccines, federal fiscal relief and robust corporate earnings growth. Factors that weighed on financial markets included elevated inflation, stemming in part from supply shortages and global supply chain disruptions, the emergence of COVID-19 variants and the Fed’s November 2021 decision to taper its monthly asset purchases.

PORTFOLIO RESULTS

The Portfolio returned 16.67% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 27.6%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the Large Cap Growth Funds peer group was 20.57%.

Overall, security selection detracted from relative returns. Stock selection in the Consumer Discretionary sector detracted the most from the Portfolio’s return, led by Tesla, Inc. An underweight position in Tesla, Inc. detracted as the company’s shares climbed higher as the company successfully ramped up production amid a global supply chain disruption to meet strong electric vehicle (EV) demand. Tesla, Inc. also benefited from a mix of higher-margin Model Y deliveries, particularly in China.

The Information Technology sector also detracted from the Portfolio’s return, due to weak stock selection, such as Global Payments Inc. Better-than-expected top- and bottom-line results were not enough to shake the disruption narrative that has recently plagued legacy payment processors.

The Communication Services sector also detracted due to unfavorable stock selection. Continued waves of regulatory pressure weighed on shares of Tencent Holdings Ltd. as new guidelines were introduced to combat anticompetitive practices and increase the oversight of video game approval.

On the upside, stock selection in the Financials sector contributed the most to the Portfolio’s performance. Shares of The Goldman Sachs Group, Inc. benefited from vigorous capital markets activity, along with notable traction within their consumer and wealth management business. The Industrials sector also contributed, due to a favorable underweight allocation, although this was partially offset by weak stock selection.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Late 2021 brought several negative surprises, including the rapid spread of the Delta and Omicron variants of COVID-19 and a regulatory crackdown in China, the driver of much of the global economy’s growth in recent years. Nevertheless, growth appears likely to continue in most of the world’s major economies over the coming months. Indeed, the Delta and Omicron variants seem likely to have only delayed rather than derailed the global recovery—perhaps making growth over

Growth Stock Portfolio (unaudited)

the coming quarters modestly more robust than it would have been. There are several challenges on the horizon, including the withdrawal of extraordinary monetary accommodation in the U.S. and other developed markets. How today’s elevated bond and equity valuations will respond to the normalization of monetary policy is an open question, but past tightening episodes have not always led to market corrections. A carefully communicated and slow rise in interest rates in the coming years may allow market growth to continue.

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Growth Stock Portfolio	16.67%	20.77%	16.66%
Russell 1000® Growth Index	27.60%	25.32%	19.79%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	20.57%	23.66%	18.77%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

   Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Amazon.com, Inc.	10.4%
Alphabet, Inc., Various	9.6%
Microsoft Corp.	7.0%
Meta Platforms, Inc. - Class A	7.0%
Apple, Inc.	6.1%
NVIDIA Corp.	3.6%
Tesla Motors, Inc.	3.5%
Visa, Inc. - Class A	2.6%
ServiceNow, Inc.	2.5%
Intuit, Inc.	2.3%

   Sector Allocation 12/31/21

Sector	% of Net Assets
Information Technology	39.0%
Communication Services	23.6%
Consumer Discretionary	21.3%
Health Care	10.8%
Financials	2.9%
Industrials	1.5%
Short-Term Investments & Other Net Assets	0.4%
Materials	0.4%
Real Estate	0.1%

Sector Allocation and Top 10 Holdings are subject to change.

Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (99.6%)	Shares/ Par +	Value $ (000’s)

Communication Services (23.6%)
Alphabet, Inc. - Class A *	8,435	24,437
Alphabet, Inc. - Class C *	37,505	108,524
Meta Platforms, Inc. - Class A *	288,135	96,914
Netflix, Inc. *	46,330	27,911
Pinterest, Inc. *	152,124	5,530
Roku, Inc. *	6,335	1,446
Sea, Ltd. *	109,417	24,478
Snap, Inc. *	410,569	19,309
Spotify Technology SA *	19,662	4,601
Tencent Holdings, Ltd.	121,700	7,129
T-Mobile US, Inc. *	24,039	2,788
The Walt Disney Co. *	34,733	5,380

Total		328,447

Consumer Discretionary (21.3%)
Amazon.com, Inc. *	43,261	144,247
Booking Holdings, Inc. *	3,000	7,198
Carvana Co. *	63,810	14,791
Chipotle Mexican Grill, Inc. *	6,246	10,920
Delivery Hero SE *	17,769	1,984
Dollar General Corp.	41,530	9,794
DoorDash, Inc. *	64,790	9,647
Lululemon Athletica, Inc. *	29,734	11,639
NIKE, Inc. - Class B	75,375	12,563
Rivian Automotive, Inc. *	57,261	5,937
Ross Stores, Inc.	96,975	11,082
Starbucks Corp.	31,136	3,642
Tesla Motors, Inc. *	46,574	49,218
The TJX Cos., Inc.	35,424	2,689

Total		295,351

Financials (2.9%)
The Charles Schwab Corp.	79,637	6,698
Chubb, Ltd.	20,601	3,982
The Goldman Sachs Group, Inc.	38,846	14,861
Marsh & McLennan Cos., Inc.	14,857	2,582
MSCI, Inc.	3,149	1,929
S&P Global, Inc.	21,833	10,304

Total		40,356

Health Care (10.8%)
Align Technology, Inc. *	3,831	2,518

Common Stocks (99.6%)	Shares/ Par +	Value $ (000’s)

Health Care continued
AstraZeneca PLC, ADR	52,300	3,046
Danaher Corp.	54,457	17,917
Eli Lilly & Co.	62,110	17,156
HCA Healthcare, Inc.	47,304	12,153
Humana, Inc.	10,889	5,051
Intuitive Surgical, Inc. *	70,270	25,248
Stryker Corp.	38,356	10,257
Teleflex, Inc.	9,766	3,208
Thermo Fisher Scientific, Inc.	14,960	9,982
UnitedHealth Group, Inc.	58,979	29,616
Veeva Systems, Inc. - Class A *	16,000	4,088
Zoetis, Inc.	40,479	9,878

Total		150,118

Industrials (1.5%)
Cintas Corp.	3,703	1,641
Copart, Inc. *	26,625	4,037
CoStar Group, Inc. *	1,345	106
Equifax, Inc.	7,283	2,132
General Electric Co.	42,562	4,021
Roper Technologies, Inc.	14,081	6,926
TransUnion	21,730	2,577

Total		21,440

Information Technology (39.0%)
Advanced Micro Devices, Inc. *	134,329	19,330
Affirm Holdings, Inc. *	45,567	4,582
Apple, Inc.	474,049	84,177
ASML Holding NV	16,392	13,050
Atlassian Corp. PLC *	17,050	6,501
Bill.com Holdings, Inc. *	20,180	5,028
Coupa Software, Inc. *	14,196	2,244
CrowdStrike Holdings, Inc. *	6,527	1,336
Datadog, Inc. *	22,720	4,047
DocuSign, Inc. *	28,851	4,394
Fiserv, Inc. *	65,212	6,768
Fortinet, Inc. *	28,089	10,095
HashiCorp, Inc. *	10,613	966
Intuit, Inc.	48,562	31,236
Marvell Technology, Inc.	83,633	7,317
Mastercard, Inc. - Class A	77,469	27,836
Microsoft Corp.	290,699	97,768
MongoDB, Inc. *	18,584	9,838
Monolithic Power Systems	9,871	4,870

Common Stocks (99.6%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
NVIDIA Corp.	170,426	50,124
Paycom Software, Inc. *	2,744	1,139
PayPal Holdings, Inc. *	79,140	14,924
salesforce.com, Inc. *	12,427	3,158
ServiceNow, Inc. *	54,397	35,310
Shopify, Inc. *	7,446	10,256
Snowflake, Inc. *	8,034	2,722
Square, Inc. - Class A *	54,006	8,723
Synopsys, Inc. *	43,115	15,888
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	41,258	4,964
TE Connectivity, Ltd.	16,708	2,696
Texas Instruments, Inc.	36,357	6,852
Toast, Inc. *	5,703	198
Twilio, Inc. - Class A *	7,641	2,012
Visa, Inc. - Class A	164,662	35,684
Zoom Video Communications, Inc. *	34,394	6,325

Total		542,358

Materials (0.4%)
Linde PLC	11,654	4,037
The Sherwin-Williams Co.	2,215	780

Total		4,817

Real Estate (0.1%)
Opendoor Technologies, Inc. *	121,100	1,769

Total		1,769

Total Common Stocks (Cost: $846,343)		1,384,656

Short-Term Investments (0.5%)

Money Market Funds (0.5%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	7,151,803	7,152

Total		7,152

Total Short-Term Investments (Cost: $7,152)		7,152

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio

Short-Term Investments (0.5%)	Shares/ Par +	Value $ (000’s)

Money Market Funds continued

Total Investments (100.1%)
(Cost: $853,495)@		1,391,808

Other Assets, Less
Liabilities (-0.1%)		(1,909)

Net Assets (100.0%)		1,389,899

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $854,593 and the net unrealized appreciation of investments based on that cost was $537,214 which is comprised of $570,594 aggregate gross unrealized appreciation and $33,380 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Consumer Discretionary	$293,367	$1,984	$-
All Others	1,089,305	-	-
Short-Term Investments	7,152	-	-
Total Assets:	$1,389,824	$1,984	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in equity securities selected for their growth potential.	$1.3 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Focused Appreciation Portfolio (the “Portfolio”), has engaged Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in the equity securities of companies selected for their growth potential. The Portfolio focuses on equity securities of large capitalization companies but may invest in companies of any size. The Portfolio employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, profitable cash flow returns, and management teams focused on creating long-term value for shareholders. The Portfolio invests primarily in a core group of 30-40 securities but may exceed this range.

MARKET OVERVIEW

U.S. equities produced strong returns in 2021, marking the eighth year out of the past ten in which the major large-capitalization indices posted a double-digit gain. The gradual lifting of pandemic-related restrictions led to a substantial improvement in economic growth and corporate earnings compared to the previous year, contributing to stock gains. While rising inflation prompted the Fed to begin taking action to reduce inflation in the fourth quarter, leading to increased market volatility, the major large-capitalization indices ended the year at or near record highs. In the continuation of a long-standing trend, mega-capitalization Information Technology and Communication Services stocks were the major drivers of U.S. market performance in 2021. As a result, the growth style, after lagging in the early part of the year, recovered to outperform value within the large-capitalization space.

PORTFOLIO RESULTS

The Portfolio returned 18.9% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Russell 1000® Growth Index (the “Index”), returned 27.6%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the Large Cap Growth Funds peer group was 20.57%.

Stock selection in the Consumer Discretionary, Health Care, Consumer Staples, Communication Services, Energy and Financials sectors as well as allocations to the Information Technology, Industrials, Health Care, Consumer Staples and Financials sectors detracted from the Portfolio’s performance. In terms of specific companies, Alibaba Group Holding, Ltd., Walt Disney Company and Autodesk, Inc. were among the largest detractors.

On the upside, stock selection in the Industrials sector as well as allocations to the Energy, Communication Services and Consumer Discretionary sectors contributed to the Portfolio’s performance. Companies in the Information Technology sector, notably NVIDIA Corp., Alphabet, Inc. and Microsoft Corp., were among the top contributors to the Portfolio’s performance.

During the period, the portfolio managers took advantage of price weakness to initiate a position in Vertex Pharmaceuticals, Inc. and increase positions in several of the high quality growth companies in the Portfolio, including Boeing Company, Walt Disney Company, Illumina, Inc., Salesforce.com, Inc. and Visa, Inc. The portfolio managers decreased existing positions in Alibaba Group Holding, Ltd., Deere & Company, Expeditors International of Washington, Inc. and Qualcomm, Inc. The portfolio managers also trimmed the Portfolio position in NVIDIA Corp. as it approached the Portfolio’s maximum allowable position size. The portfolio managers sold Cerner Corporation as it agreed to be acquired by Oracle and reached the portfolio manager’s view of intrinsic value.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Loomis Sayles, the Portfolio’s sub-adviser.

Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. We attempt to identify intrinsic value and exploit the long-term differential between this value and the market’s current perception. We look to invest in those few, high quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

Focused Appreciation Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Focused Appreciation Portfolio	18.90%	22.10%	18.67%
Russell 1000® Growth Index	27.60%	25.32%	19.79%
Lipper® Variable Insurance Products (VIP) Large Cap Growth Funds Average	20.57%	23.66%	18.77%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

As a non-diversified portfolio, the Portfolio may hold fewer securities because of its focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Alphabet, Inc., Various	7.6%
NVIDIA Corp.	7.1%
Amazon.com, Inc.	6.2%
Meta Platforms, Inc. - Class A	5.8%
Microsoft Corp.	5.2%
Visa, Inc. - Class A	5.1%
The Boeing Co.	4.3%
Oracle Corp.	4.3%
Autodesk, Inc.	4.0%
salesforce.com, Inc.	3.8%

Sector Allocation 12/31/21

Sector	% of Net Assets
Information Technology	36.1%
Communication Services	16.9%
Health Care	15.0%
Consumer Discretionary	12.0%
Industrials	9.0%
Consumer Staples	4.3%
Financials	3.1%
Short-Term Investments & Other Net Assets	2.3%
Energy	1.3%

Sector Allocation and Top 10 Holdings are subject to change.

Focused Appreciation Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (97.7%)	Shares/ Par +	Value $ (000’s)

Communication Services (16.9%)
Alphabet, Inc. - Class A *	17,430	50,496
Alphabet, Inc. - Class C *	17,478	50,574
Meta Platforms, Inc. - Class A *	230,389	77,491
The Walt Disney Co. *	295,460	45,764

Total		224,325

Consumer Discretionary (12.0%)
Alibaba Group Holding, Ltd., ADR *	160,279	19,040
Amazon.com, Inc. *	24,855	82,875
Starbucks Corp.	266,313	31,151
Yum China Holdings, Inc.	175,758	8,760
Yum! Brands, Inc.	129,962	18,046

Total		159,872

Consumer Staples (4.3%)
Colgate-Palmolive Co.	193,457	16,510
Monster Beverage Corp. *	422,640	40,590

Total		57,100

Energy (1.3%)
Schlumberger, Ltd.	571,645	17,121

Total		17,121

Common Stocks (97.7%)	Shares/ Par +	Value $ (000’s)

Financials (3.1%)
FactSet Research Systems, Inc.	49,382	24,000
SEI Investments Co.	278,711	16,985

Total		40,985

Health Care (15.0%)
Illumina, Inc. *	76,729	29,191
Intuitive Surgical, Inc. *	52,422	18,835
Novartis AG, ADR	383,633	33,556
Novo Nordisk A/S, ADR	141,559	15,855
Regeneron Pharmaceuticals, Inc. *	57,677	36,424
Roche Holding AG, ADR	638,267	32,992
Vertex Pharmaceuticals, Inc. *	150,688	33,091

Total		199,944

Industrials (9.0%)
The Boeing Co. *	284,722	57,320
Deere & Co.	93,644	32,109
Expeditors International of Washington, Inc.	220,699	29,638

Total		119,067

Information Technology (36.1%)
Autodesk, Inc. *	190,038	53,437
Automatic Data Processing, Inc.	44,357	10,938
Cisco Systems, Inc.	410,234	25,996

Common Stocks (97.7%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Microsoft Corp.	204,664	68,833
NVIDIA Corp.	318,667	93,723
Oracle Corp.	655,630	57,177
QUALCOMM, Inc.	180,689	33,043
salesforce.com, Inc. *	195,764	49,749
Visa, Inc. - Class A	313,751	67,993
Workday, Inc. - Class A *	66,426	18,146

Total		479,035

Total Common Stocks
(Cost: $638,724)		1,297,449

Short-Term Investments (1.8%)

Money Market Funds (1.8%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	23,721,175	23,721

Total		23,721

Total Short-Term Investments
(Cost: $23,721)		23,721

Total Investments (99.5%)
(Cost: $662,445)@		1,321,170

Other Assets, Less
Liabilities (0.5%)		6,191

Net Assets (100.0%)		1,327,361

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $665,086 and the net unrealized appreciation of investments based on that cost was $656,084 which is comprised of $666,094 aggregate gross unrealized appreciation and $10,010 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Focused Appreciation Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,297,449	$-	$-
Short-Term Investments	23,721	-	-
Total Assets:	$1,321,170	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in common stocks of large capitalization U.S. companies.	$843 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Core Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. The Portfolio allocates its assets across a variety of industries, selecting companies in each industry based on the research of a team of global industry analysts. The Portfolio typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices. The Portfolio utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The Portfolio’s sector exposures generally conform with the sector weights present in the Portfolio’s benchmark index.

MARKET OVERVIEW

U.S. equities gained for the year 2021 amid the accelerating global rollout of COVID-19 vaccines, a favorable outlook for economic growth and fiscal and monetary stimulus. However, markets contended with volatile COVID-19 trends, fluctuating economic growth projections and the imminent prospect of reduced quantitative easing and policy tightening from the Federal Reserve (the “Fed”). Inflation surged amidst severe supply and labor shortages, rising energy prices and heightened demand for goods and services. Concerns that inflation could persist for longer than expected prompted the Fed to announce an accelerated tapering of asset purchases. The Fed also projected three interest rate increases in 2022, up from its September 2021 forecast of one increase. The rapid spread of the Omicron variant prompted a renewal of restrictions and event cancellations late in 2021. Returns during the period varied by market capitalization, with large-capitalization stocks outperforming mid- and small-capitalization stocks.

PORTFOLIO RESULTS

The Large Cap Core Stock Portfolio returned 25.1% for the twelve months ended December 31, 2021. By comparison, the S&P 500® Index (the “Index”) returned 28.71% for the year. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2021 for the Large Cap Core Funds peer group was 26.29%.

The Portfolio’s relative underperformance during the period was driven by challenging stock selection within the Information Technology and Consumer Discretionary sectors. This was partially offset by selection within the Health Care and Financials sectors.

Top detractors from the Portfolio’s return included overweight positions in the Information Technology company Global Payments, Inc. and the Financials company Bank of America Corp., as well as an underweight position in NVIDIA Corp., also in the Information Technology sector. While Global Payments Inc. posted consistent results driven by strength in its Merchant Solutions and Business and Consumer segments, shares remained under pressure throughout the year amid investors’ elevated expectations for further growth, compounded with disruption narratives driven by newer entrants to the electronic payments industry. During the period, the portfolio managers initiated a position in NVIDIA Corp., whose shares rose as optimism around the metaverse concept surged. NVIDIA Corp. is at the forefront of the metaverse transformation due to its data center network and technology infrastructure. Bank of America Corp. advanced as the Fed’s decision in September 2021 to reduce its bond-buying program while leaving short-term interest rates unchanged, sent share prices higher. However, the portfolio managers eliminated the position in the stock in September and did not benefit from its most recent rally in share prices.

Top contributors to the Portfolio’s performance included an out-of-benchmark position in the Information Technology firm Marvell Technology, Inc., owning the Financials company JPMorgan Chase and Co., and an underweight position in the Communication Services firm Walt Disney Company. Marvell Technology, Inc. advanced as management released top- and bottom-line third-quarter 2021 results ahead of expectations and raised guidance for the fourth quarter. JPMorgan Chase and Co. advanced in the first quarter of 2021 after the bank reported fourth-quarter 2020 and first-quarter 2021 results that came in ahead of estimates due to better-than-anticipated revenues and lower provision expenses related to loan

Large Cap Core Stock Portfolio (unaudited)

losses. The Walt Disney Company declined during the period after reporting fourth-quarter revenue below expectations, slowing subscriber growth for its streaming service, Disney+, and lower-than-expected results at the company’s theme parks.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

Despite the backdrop of accelerating COVID-19 spread, driven by the Delta and Omicron variants, strong consumer spending and still-accommodative monetary policy were supportive of developed equity markets. In the U.S., the Infrastructure Investment and Jobs Act was signed into law, but the U.S. government continues its debate on the Build Back Better social spending plan.

We remain diligent in the face of a considerably unpredictable and volatile market and cognizant of the emergence of new COVID-19 variants and the impacts of waning stimulus measures globally. The inflation and supply chain disruptions being felt globally are also top of mind. We utilize our deep industry knowledge to discern likely impacts on their coverage and look for opportunities amongst the dispersion of outcomes.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Large Cap Core Stock Portfolio	25.10%	18.77%	14.40%
S&P 500® Index	28.71%	18.45%	16.53%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	26.29%	17.01%	15.31%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Microsoft Corp.	6.2%
Alphabet, Inc. - Class A	5.0%
Amazon.com, Inc.	4.6%
Apple, Inc.	4.5%
The Charles Schwab Corp.	2.3%
Meta Platforms, Inc. - Class A	2.0%
Royal Dutch Shell PLC, Various	1.9%
Tesla Motors, Inc.	1.9%
Sysco Corp.	1.8%
Morgan Stanley	1.5%

Large Cap Core Stock Portfolio (unaudited)

Sector Allocation 12/31/21

Sector	% of Net Assets
Information Technology	22.7%
Health Care	14.0%
Communication Services	12.7%
Financials	11.5%
Consumer Discretionary	11.3%
Industrials	9.8%
Consumer Staples	5.7%
Energy	3.2%
Utilities	3.1%
Materials	2.8%
Real Estate	2.6%
Short-Term Investments & Other Net Assets	0.6%

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (99.4%)	Shares/ Par +	Value $ (000’s)

Communication Services (12.7%)
Alphabet, Inc. - Class A *	14,502	42,013
Charter Communications, Inc. - Class A *	14,677	9,569
DISH Network Corp. - Class A *	82,193	2,666
Electronic Arts, Inc.	45,242	5,967
Match Group, Inc. *	31,073	4,109
Meta Platforms, Inc. - Class A *	48,958	16,467
Netflix, Inc. *	4,134	2,491
Omnicom Group, Inc.	149,709	10,969
Roblox Corp. *	32,757	3,379
Roku, Inc. *	12,781	2,917
Snap, Inc. *	29,389	1,382
T-Mobile US, Inc. *	45,728	5,304

Total		107,233

Consumer Discretionary (11.3%)
Airbnb, Inc. *	34,290	5,709
Amazon.com, Inc. *	11,737	39,135
Chipotle Mexican Grill, Inc. *	1,836	3,210
D.R. Horton, Inc.	41,597	4,511
Ross Stores, Inc.	42,638	4,873
Starbucks Corp.	80,380	9,402
Tesla Motors, Inc. *	14,765	15,603
The TJX Cos., Inc.	106,698	8,101
Ulta Beauty, Inc. *	10,841	4,470

Total		95,014

Consumer Staples (5.7%)
Constellation Brands, Inc. - Class A	29,555	7,417
The Estee Lauder Cos., Inc. - Class A	14,855	5,499
Mondelez International, Inc.	127,672	8,466
Monster Beverage Corp. *	61,983	5,953
Philip Morris International, Inc.	60,617	5,759
Sysco Corp.	192,509	15,122

Total		48,216

Energy (3.2%)
ConocoPhillips	74,280	5,362
Marathon Petroleum Corp.	41,665	2,666
Pioneer Natural Resources Co.	10,953	1,992

Common Stocks (99.4%)	Shares/ Par +	Value $ (000’s)

Energy continued
Royal Dutch Shell PLC - Class A, ADR	132,961	5,771
Royal Dutch Shell PLC - Class B, ADR	227,876	9,878
Schlumberger, Ltd.	51,462	1,541

Total		27,210

Financials (11.5%)
American Express Co.	58,989	9,651
American International Group, Inc.	96,989	5,515
Ares Management Corp. - Class A	90,406	7,347
Berkshire Hathaway, Inc. - Class B *	15,236	4,556
The Charles Schwab Corp.	228,677	19,232
Chubb, Ltd.	28,632	5,535
Equitable Holdings, Inc.	196,093	6,430
The Hartford Financial Services Group, Inc.	45,631	3,150
Host Hotels & Resorts, Inc. *	180,653	3,141
Marsh & McLennan Cos., Inc.	29,485	5,125
MetLife, Inc.	30,829	1,926
Morgan Stanley	127,760	12,541
PNC Financial Services Group, Inc.	36,709	7,361
S&P Global, Inc.	12,217	5,766

Total		97,276

Health Care (14.0%)
Agilent Technologies, Inc.	21,284	3,398
Align Technology, Inc. *	4,496	2,955
Anthem, Inc.	10,263	4,757
AstraZeneca PLC, ADR	112,325	6,543
Baxter International, Inc.	32,665	2,804
Biogen, Inc. *	3,728	894
Boston Scientific Corp. *	105,563	4,484
Bristol-Myers Squibb Co.	138,139	8,613
Centene Corp. *	53,462	4,405
Danaher Corp.	20,586	6,773
Edwards Lifesciences Corp. *	34,669	4,491
Eli Lilly & Co.	42,124	11,636
Exact Sciences Corp. *	18,019	1,402
HCA Healthcare, Inc.	7,909	2,032
Humana, Inc.	7,828	3,631

Common Stocks (99.4%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Illumina, Inc. *	7,454	2,836
Insulet Corp. *	7,117	1,894
Laboratory Corp. of America Holdings *	6,741	2,118
McKesson Corp.	7,656	1,903
Moderna, Inc. *	2,205	560
Pfizer, Inc.	203,404	12,011
Regeneron Pharmaceuticals, Inc. *	2,424	1,531
Seattle Genetics, Inc. *	7,083	1,095
Stryker Corp.	17,185	4,596
Teleflex, Inc.	9,561	3,141
UnitedHealth Group, Inc.	11,922	5,987
Vertex Pharmaceuticals, Inc. *	8,317	1,826
Waters Corp. *	3,513	1,309
Zoetis, Inc.	35,042	8,551

Total		118,176

Industrials (9.8%)
The Boeing Co. *	15,773	3,175
Equifax, Inc.	7,805	2,285
FedEx Corp.	24,137	6,243
Fortive Corp.	75,995	5,798
General Dynamics Corp.	16,229	3,383
Honeywell International, Inc.	17,965	3,746
IHS Markit, Ltd.	60,169	7,998
Ingersoll-Rand, Inc.	87,653	5,423
J.B. Hunt Transport Services, Inc.	29,651	6,061
Johnson Controls International PLC	68,908	5,603
Parker Hannifin Corp.	13,622	4,333
Raytheon Co.	66,111	5,689
Southwest Airlines Co. *	83,684	3,585
Trane Technologies PLC	13,252	2,677
Uber Technologies, Inc. *	121,954	5,114
Wabtec Corp.	82,527	7,602
Waste Management, Inc.	21,546	3,596

Total		82,311

Information Technology (22.7%)
Adobe Systems, Inc. *	8,016	4,546

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

Common Stocks (99.4%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Advanced Micro Devices, Inc. *	80,863	11,636
Apple, Inc.	215,162	38,206
Avalara, Inc. *	692	89
Ceridian HCM Holding, Inc. *	18,289	1,911
Cognizant Technology Solutions Corp. - Class A	22,366	1,984
Confluent, Inc. - Class A *	2,700	206
FLEETCOR Technologies, Inc. *	20,016	4,480
Gitlab, Inc. - Class A *	2,315	201
Global Payments, Inc.	62,069	8,391
GoDaddy, Inc. *	13,664	1,160
HashiCorp, Inc. - Class A *	4,900	446
KLA-Tencor Corp.	9,853	4,238
Marvell Technology, Inc.	121,209	10,605
Micron Technology, Inc.	74,560	6,945
Microsoft Corp.	155,563	52,319
Nuvei Corp. *	25,601	1,664
NVIDIA Corp.	13,798	4,058
Palo Alto Networks, Inc. *	1,719	957
PayPal Holdings, Inc. *	20,913	3,944
Qualtrics International, Inc. - Class A *	23,653	837
salesforce.com, Inc. *	30,405	7,727
ServiceNow, Inc. *	4,735	3,074
Shopify, Inc. *	1,903	2,621
Snowflake, Inc. *	1,551	525
Teradyne, Inc.	14,077	2,302
Texas Instruments, Inc.	35,914	6,769
UiPath, Inc. - Class A *	20,244	873
Visa, Inc. - Class A	27,158	5,885
Workday, Inc. - Class A *	10,532	2,877

Total		191,476

Materials (2.8%)
Ball Corp.	23,901	2,301
Celanese Corp. - Class A	29,521	4,961
Crown Holdings, Inc.	19,040	2,106
FMC Corp.	37,444	4,115
Linde PLC	16,453	5,700
PPG Industries, Inc.	23,576	4,065

Total		23,248

Real Estate (2.6%)
American Tower Corp.	13,991	4,092
AvalonBay Communities, Inc.	24,718	6,244
Prologis, Inc.	40,723	6,856

Common Stocks (99.4%)	Shares/ Par +	Value $ (000’s)

Real Estate continued
Welltower, Inc.	57,173	4,904

Total		22,096

Utilities (3.1%)
Duke Energy Corp.	70,634	7,410
Edison International	68,445	4,671
Exelon Corp.	116,160	6,709
FirstEnergy Corp.	168,496	7,008

Total		25,798

Total Common Stocks
(Cost: $589,385)		838,054

Short-Term Investments (0.6%)
Money Market Funds (0.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	4,952,199	4,952

Total		4,952

Total Short-Term Investments
(Cost: $4,952)		4,952

Total Investments (100.0%)
(Cost: $594,337)@		843,006

Other Assets, Less
Liabilities (0.0%)		(200)

Net Assets (100.0%)		842,806

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $596,527 and the net unrealized appreciation of investments based on that cost was $246,479 which is comprised of $251,384 aggregate gross unrealized appreciation and $4,905 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$838,054	$-	$-
Short-Term Investments	4,952	-	-
Total Assets:	$843,006	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest primarily in equity securities of U.S. large capitalization companies listed or traded on U.S. securities exchanges.	$203 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Cap Blend Portfolio (the “Portfolio”), has engaged Fiduciary Management, Inc. (“FMI”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in equity securities of large capitalization companies listed or traded on U.S. securities exchanges. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The Portfolio uses fundamental analysis to look for stocks of good businesses that are selling at value prices. The Portfolio employs a focused investment strategy, typically investing in a core group of 20-30 large capitalization common stocks and American Depositary Receipts.

MARKET OVERVIEW

2021 was another exceptional year for investment markets and continued to be marked by a divergence between growth and value stocks, especially in the second half of the year. Following the emergence of the COVID-19 Delta and Omicron variants, beginning in the second quarter of 2021, the market experienced a surge in growth stocks. This surge was dominated by eight stocks: Meta Platforms, Inc., Apple, Amazon, Alphabet, Netflix, NVIDIA, Microsoft and Tesla.

PORTFOLIO RESULTS

The Portfolio returned 18.46% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the S&P 500® Index (the “Index”) returned 28.71%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the Large Cap Core Funds peer group was 26.29%.

The value orientation of the Portfolio detracted from the Portfolio’s return. From a sector perspective, the Health Care sector detracted from the Portfolio’s return amid a sharp increase in COVID-19 cases. For example, the healthcare equipment and services industry declined as hospitals deferred elective medical procedures, weighing negatively on Smith and Nephew PLC. Fresenius Medical Care AG & Co. KGaA, a dialysis provider, was pressured by higher mortality among its patients, who are at higher risk from COVID-19. Koninklijke Philips N.V. declined amid a product recall. The Communication Services sector also detracted from the Portfolio’s performance amid a renewed decline in travel, which weighed on companies such as Booking Holdings, Inc., in the interactive media and services industry.

On the upside, the Health Care sector also produced some winners for the Portfolio, led by UnitedHealth Group, Inc., and Quest Diagnostics, Inc. UnitedHealth Group, Inc.’s leading scale and capabilities allowed for superior navigation of coronavirus-related issues. Their Optum division, which represents over 50% of the company’s profits, is a data-centric powerhouse that provides services to other company divisions, health insurers and medical businesses. Quest Diagnostics benefited from their efficient, low-cost lab network. The company has benefited from the rise in COVID-19 testing during the pandemic, and they have been taking market share from both small labs and hospital labs that are not as cost efficient. The portfolio managers reduced the Portfolio’s position in Quest Diagnostics on the expectation that coronavirus-related testing volumes will eventually return to a lower, more steady level.

The Financials sector also contributed to the Portfolio’s return. Notably, The Charles Schwab Corporation advanced amid expectations of a higher interest rate environment, which would increase their interest-sensitive revenues.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of FMI, the Portfolio’s sub-adviser.

We are confident the pandemic-related issues which detracted from the Portfolio’s performance are temporary in nature, and the stocks they affected look poised for a strong rebound in the future. The risk profile of the S&P 500® Index has been extremely elevated, and valuations are at or near record highs. We believe the idea that “Indexing” is cheaper, easier, and less risky will erode significantly in the back half of this market cycle. The market has been enamored with growth and does not appear to have much concern about the possibility of valuations regressing to the mean. As a result, the balance sheet quality has been an afterthought. As the prices of stocks we consider overpriced decreases, we expect the Portfolio’s

Large Cap Blend Portfolio (unaudited)

relative performance to benefit. It is our view that this process may have already begun. We are comfortable maintaining quality value stocks in the Portfolio, with a bevy of durable businesses, good balance sheets, and one of the largest discounts compared to the S&P 500® Index that we have ever experienced.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Large Cap Blend Portfolio	18.46%	13.05%	13.30%
S&P 500® Index	28.71%	18.45%	16.53%
Lipper® Variable Insurance Products (VIP) Large Cap Core Funds Average	26.29%	17.01%	15.31%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Berkshire Hathaway, Inc. - Class B	6.8%
Masco Corp.	5.6%
Sony Corp., ADR	5.1%
Dollar General Corp.	4.7%
UnitedHealth Group, Inc.	4.5%
Micron Technology, Inc.	4.2%
The Charles Schwab Corp.	4.0%
Quest Diagnostics, Inc.	3.9%
Comcast Corp. - Class A	3.9%
JPMorgan Chase & Co.	3.6%

Sector Allocation 12/31/21

Sector	% of Net Assets
Financials	23.9%
Consumer Discretionary	18.9%
Health Care	15.7%
Industrials	14.3%
Communication Services	11.7%
Information Technology	4.2%
Consumer Staples	3.4%
Short-Term Investments & Other Net Assets	3.4%
Materials	2.9%
Energy	1.6%

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Blend Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (96.6%)	Shares/ Par +	Value $ (000’s)

Communication Services (11.7%)
Alphabet, Inc. - Class A *	2,081	6,029
Comcast Corp. - Class A	155,285	7,815
Meta Platforms, Inc. - Class A *	15,371	5,170
Omnicom Group, Inc.	66,530	4,875

Total		23,889

Consumer Discretionary (18.9%)
Booking Holdings, Inc. *	2,991	7,176
Dollar General Corp.	40,756	9,612
Dollar Tree, Inc. *	47,771	6,713
Sony Corp., ADR	81,965	10,360
The TJX Cos., Inc.	59,487	4,516

Total		38,377

Consumer Staples (3.4%)
Unilever PLC, ADR	127,391	6,852

Total		6,852

Energy (1.6%)
Schlumberger, Ltd.	106,360	3,186

Total		3,186

Financials (23.9%)
Arch Capital Group, Ltd. *	88,876	3,951

Common Stocks (96.6%)	Shares/ Par +	Value $ (000’s)

Financials continued
Berkshire Hathaway, Inc. - Class B *	46,351	13,859
The Charles Schwab Corp.	95,796	8,057
Chubb, Ltd.	20,709	4,003
JPMorgan Chase & Co.	46,000	7,284
Northern Trust Corp.	49,330	5,900
The Progressive Corp.	54,683	5,613

Total		48,667

Health Care (15.7%)
Fresenius Medical Care AG & Co. KGaA, ADR	136,158	4,420
Koninklijke Philips NV	135,986	5,011
Quest Diagnostics, Inc.	45,961	7,952
Smith & Nephew PLC, ADR	160,005	5,539
UnitedHealth Group, Inc.	18,100	9,089

Total		32,011

Industrials (14.3%)
Dover Corp.	27,264	4,951
Eaton Corp. PLC	23,509	4,063
Emerson Electric Co.	27,925	2,596
Masco Corp.	162,304	11,397
PACCAR, Inc.	68,336	6,031

Total		29,038

Common Stocks (96.6%)	Shares/ Par +	Value $ (000’s)

Information Technology (4.2%)
Micron Technology, Inc.	91,180	8,493

Total		8,493

Materials (2.9%)
PPG Industries, Inc.	33,715	5,814

Total		5,814

Total Common Stocks
(Cost: $135,285)		196,327

Short-Term Investments (3.3%)

Money Market Funds (3.3%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	6,690,909	6,691

Total		6,691

Total Short-Term Investments
(Cost: $6,691)		6,691

Total Investments (99.9%)
(Cost: $141,976)@		203,018

Other Assets, Less
Liabilities (0.1%)		108

Net Assets (100.0%)		203,126

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $141,993 and the net unrealized appreciation of investments based on that cost was $61,025 which is comprised of $66,962 aggregate gross unrealized appreciation and $5,937 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Blend Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$196,327	$-	$-
Short-Term Investments	6,691	-	-
Total Assets:	$203,018	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P 500® Index.	Invest in stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$5.5 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Index 500 Stock Portfolio (“the Portfolio”), has engaged BlackRock Advisors, LLC (“BlackRock”) to act as sub-adviser for the Portfolio. The Portfolio employs a “passive management” investment approach designed to track the performance of the S&P 500® Index, which is composed of the stocks of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market’s total capitalization. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in equity index futures and exchange traded funds for cash management and liquidity purposes and to help achieve full replication.

MARKET OVERVIEW

U.S. equity markets gained during the reporting period, supported by a broad economic recovery following the COVID-19-related disruptions of 2020, to reach a series of record highs throughout the year. The widespread distribution of vaccines helped consumers return to their pre-pandemic activities and spending habits. The Federal Reserve maintained its accommodative policy stance during the year, with near-zero interest rates and bond-buying programs continuing to provide monetary stimulus. Rising raw material costs and energy prices, higher wages and supply-chain constraints led to a significant increase in inflation. However, the strong growth in consumer spending helped boost corporate earnings.

In this environment, large cap stocks, as represented by the S&P 500® Index, posted a return of 28.71%, outperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned 24.76% and 26.82%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg® U.S. Aggregate Index, returned (1.54%), while the Bloomberg® U.S. Corporate High Yield Index advanced 5.26%.

PORTFOLIO RESULTS

The Index 500 Stock Portfolio returned 28.45% for the twelve months ended December 31, 2021. By comparison, the S&P 500® Index (“the Index”) returned 28.71%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of equity index futures contracts. According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the S&P 500® Index Funds peer group was 28.38%.

All eleven of the Portfolio’s sectors advanced for the reporting period. The Information Technology sector was the largest contributor to the Portfolio’s return, as demand from enterprises and consumers remained strong amid the lingering effects of the pandemic. Software companies benefited from the global shift to remote work, with cloud computing and enterprise software sales continuing to accelerate. The semiconductor industry was supported by a combination of persistent demand from multiple industries and low supply, along with ongoing investment in emerging technologies. The communications equipment industry reported strong sales of personal technology, from smartphones and computers to wearable devices, throughout the year.

Companies in the Financials sector also contributed meaningfully to the Portfolio’s return, as the U.S. economy saw continued growth and fears of a lengthy post-pandemic slowdown dissipated. Bank earnings were boosted by steady loan repayments from consumers and businesses, enabling them to release capital that had been set aside earlier in the pandemic to cover potential loan losses. New loan activity began to increase in the latter half of the year, signaling a growing appetite for debt among consumers and small businesses.

The Consumer Discretionary sector was another solid contributor. Within the specialty retail industry, home improvement chains benefitted from an ongoing shortage in the U.S. housing supply, encouraging continued consumer spending on renovation and remodeling projects. Automobile companies were buoyed by fast-growing demand for electric vehicles, along with increased production capacity and improved delivery rates.

Index 500 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Index 500 Stock Portfolio	28.45%	18.22%	16.30%
S&P 500® Index	28.71%	18.45%	16.53%
Lipper® Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average	28.38%	18.06%	16.14%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

The Portfolio may invest in exchange traded funds and derivative instruments, such as equity index futures for cash management and liquidity purposes to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Apple, Inc.	6.8%
Microsoft Corp.	6.2%
Alphabet, Inc., Various	4.1%
Amazon.com, Inc.	3.6%
Tesla Motors, Inc.	2.1%
Meta Platforms, Inc. - Class A	2.0%
NVIDIA Corp.	1.8%
Berkshire Hathaway, Inc. - Class B	1.3%
UnitedHealth Group, Inc.	1.2%
JPMorgan Chase & Co.	1.2%

Sector Allocation 12/31/21

Sector	% of Net Assets
Information Technology	28.9%
Health Care	13.2%
Consumer Discretionary	12.4%
Financials	10.5%
Communication Services	10.1%
Industrials	7.7%
Consumer Staples	5.8%
Real Estate	2.8%
Energy	2.6%
Materials	2.5%
Utilities	2.5%
Short-Term Investments & Other Net Assets	1.0%

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Communication Services (10.1%)
Activision Blizzard, Inc.	105,038	6,988
Alphabet, Inc. - Class A *	40,609	117,646
Alphabet, Inc. - Class C *	37,750	109,233
AT&T, Inc.	964,337	23,723
Charter Communications, Inc. - Class A *	16,702	10,889
Comcast Corp. -
Class A	615,360	30,971
Discovery Communications, Inc. - Class A *	22,115	521
Discovery Communications, Inc. - Class C *	44,914	1,028
DISH Network Corp. - Class A *	34,111	1,107
Electronic Arts, Inc.	37,715	4,975
Fox Corp. - Class A	42,670	1,574
Fox Corp. - Class B	21,340	731
The Interpublic Group of Companies, Inc.	53,804	2,015
Live Nation Entertainment, Inc. *	17,935	2,147
Lumen Technologies Inc	122,755	1,541
Match Group, Inc. *	38,973	5,154
Meta Platforms, Inc. - Class A *	319,471	107,454
Netflix, Inc. *	59,778	36,013
News Corp. - Class A	53,931	1,203
News Corp. - Class B	16,798	378
Omnicom Group, Inc.	27,451	2,011
Take-Two Interactive Software, Inc. *	15,867	2,820
T-Mobile US, Inc. *	79,208	9,186
Twitter, Inc. *	107,424	4,643
Verizon Communications, Inc.	559,169	29,054
ViacomCBS, Inc.	82,545	2,491
The Walt Disney Co. *	245,423	38,014

Total		553,510

Consumer Discretionary (12.4%)
Advance Auto Parts, Inc.	8,557	2,053
Amazon.com, Inc. *	58,884	196,339
Aptiv PLC *	36,432	6,009
AutoZone, Inc. *	2,831	5,935
Bath & Body Works, Inc.	36,037	2,515
Best Buy Co., Inc.	30,385	3,087

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Consumer Discretionary continued
Booking Holdings, Inc. *	5,531	13,270
BorgWarner, Inc.	33,702	1,519
Caesars Entertainment, Inc. *	28,727	2,687
CarMax, Inc. *	21,680	2,823
Carnival Corp. *	109,318	2,199
Chipotle Mexican Grill, Inc. *	3,777	6,603
D.R. Horton, Inc.	44,087	4,781
Darden Restaurants, Inc.	16,895	2,545
Dollar General Corp.	31,491	7,427
Dollar Tree, Inc. *	30,044	4,222
Domino’s Pizza, Inc.	4,801	2,709
eBay, Inc.	84,517	5,620
Etsy, Inc. *	16,663	3,648
Expedia, Inc. *	19,534	3,530
Ford Motor Co.	529,968	11,007
The Gap, Inc.	28,378	501
Garmin, Ltd.	20,577	2,802
General Motors Co. *	197,733	11,593
Genuine Parts Co.	19,823	2,779
Hasbro, Inc.	17,580	1,789
Hilton Worldwide Holdings, Inc. *	38,327	5,979
The Home Depot, Inc.	142,484	59,132
Las Vegas Sands Corp. *	45,538	1,714
Lennar Corp. - Class A	36,391	4,227
LKQ Corp.	35,613	2,138
Lowe’s Companies, Inc.	93,485	24,164
Marriott International, Inc. - Class A *	36,798	6,081
McDonald’s Corp.	100,864	27,039
MGM Resorts International	52,839	2,371
Mohawk Industries, Inc. *	7,475	1,362
Newell Brands, Inc.	52,092	1,138
NIKE, Inc. - Class B	172,620	28,771
Norwegian Cruise Line Holdings, Ltd. *	49,769	1,032
NVR, Inc. *	450	2,659
O’Reilly Automotive, Inc. *	9,097	6,425
Penn National Gaming, Inc. *	23,777	1,233
Pool Corp.	5,255	2,974
PulteGroup, Inc.	34,275	1,959
PVH Corp.	9,807	1,046
Ralph Lauren Corp.	6,652	791
Ross Stores, Inc.	47,835	5,467

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Consumer Discretionary continued
Royal Caribbean Cruises, Ltd. *	29,997	2,307
Starbucks Corp.	159,251	18,628
Tapestry, Inc.	38,268	1,554
Target Corp.	65,890	15,250
Tesla Motors, Inc. *	109,824	116,060
The TJX Cos., Inc.	161,409	12,254
Tractor Supply Co.	15,233	3,635
Ulta Beauty, Inc. *	7,330	3,022
Under Armour, Inc. - Class A *	26,008	551
Under Armour, Inc. - Class C *	26,845	484
VF Corp.	44,116	3,230
Whirlpool Corp.	7,943	1,864
Wynn Resorts, Ltd. *	14,416	1,226
Yum! Brands, Inc.	39,039	5,421

Total		683,180

Consumer Staples (5.8%)
Altria Group, Inc.	247,009	11,706
Archer-Daniels-Midland Co.	74,302	5,022
Brown-Forman Corp. - Class B	25,179	1,835
Campbell Soup Co.	27,937	1,214
Church & Dwight Co., Inc.	32,504	3,332
The Clorox Co.	16,542	2,884
The Coca-Cola Co.	524,707	31,068
Colgate-Palmolive Co.	112,574	9,607
Conagra Brands, Inc.	63,562	2,171
Constellation Brands, Inc. - Class A	22,089	5,544
Costco Wholesale Corp.	59,706	33,895
The Estee Lauder
Cos., Inc. - Class A	31,262	11,573
General Mills, Inc.	81,964	5,523
The Hershey Co.	19,511	3,775
Hormel Foods Corp.	38,729	1,890
The J.M. Smucker Co.	14,454	1,963
Kellogg Co.	35,087	2,260
Kimberly-Clark Corp.	44,744	6,395
The Kraft Heinz Co.	95,849	3,441
The Kroger Co.	89,072	4,031
Lamb Weston Holdings, Inc.	20,187	1,279
McCormick & Co., Inc.	32,571	3,147
Molson Coors Beverage Co. - Class B	25,954	1,203
Mondelez International, Inc.	188,636	12,508

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Consumer Staples continued
Monster Beverage Corp. *	51,114	4,909
PepsiCo, Inc.	186,670	32,426
Philip Morris International, Inc.	210,264	19,975
The Procter & Gamble Co.	326,717	53,444
Sysco Corp.	70,594	5,545
Tyson Foods, Inc. -
Class A	38,720	3,375
Walgreens Boots
Alliance, Inc.	96,140	5,015
Walmart, Inc.	191,918	27,769

Total		319,724

Energy (2.6%)
APA Corp.	45,701	1,229
Baker Hughes	119,373	2,872
Cabot Oil & Gas Corp.	111,150	2,112
Chevron Corp.	259,828	30,491
ConocoPhillips	178,071	12,853
Devon Energy Corp.	87,156	3,839
Diamondback Energy, Inc.	23,054	2,487
EOG Resources, Inc.	78,760	6,996
Exxon Mobil Corp.	571,790	34,988
Halliburton Co.	121,947	2,789
Hess Corp.	37,700	2,791
Kinder Morgan, Inc.	262,116	4,157
Marathon Oil Corp.	98,423	1,616
Marathon Petroleum
Corp.	82,606	5,286
Occidental Petroleum Corp.	121,468	3,521
ONEOK, Inc.	58,626	3,445
Phillips 66	59,155	4,286
Pioneer Natural
Resources Co.	30,582	5,562
Schlumberger, Ltd.	192,805	5,775
Valero Energy Corp.	53,923	4,050
The Williams Cos., Inc.	163,154	4,249

Total		145,394

Financials (10.5%)
AFLAC, Inc.	81,988	4,787
The Allstate Corp.	38,154	4,489
American Express Co.	84,704	13,858
American International Group, Inc.	112,099	6,374
Ameriprise Financial, Inc.	14,939	4,506
Aon PLC	29,747	8,941
Arthur J. Gallagher & Co.	27,927	4,738
Assurant, Inc.	7,147	1,114
Bank of America Corp.	972,339	43,259
The Bank of New York Mellon Corp.	102,574	5,957

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Financials continued
Berkshire Hathaway, Inc. - Class B *	247,253	73,929
BlackRock, Inc.	19,198	17,577
Brown & Brown, Inc.	31,816	2,236
Capital One Financial Corp.	57,463	8,337
CBOE Holdings, Inc.	14,903	1,943
The Charles Schwab Corp.	203,485	17,113
Chubb, Ltd.	58,071	11,226
Cincinnati Financial Corp.	20,642	2,352
Citigroup, Inc.	267,895	16,178
Citizens Financial Group, Inc.	59,128	2,794
CME Group, Inc.	48,156	11,002
Comerica, Inc.	18,933	1,647
Discover Financial Services	39,866	4,607
Everest Re Group, Ltd.	4,923	1,348
Fifth Third Bancorp	90,927	3,960
First Republic Bank	23,995	4,955
Franklin Resources, Inc.	37,588	1,259
Globe Life, Inc.	11,551	1,083
The Goldman Sachs Group, Inc.	45,905	17,561
The Hartford Financial
Services Group, Inc.	44,899	3,100
Huntington Bancshares, Inc.	191,606	2,955
Intercontinental Exchange, Inc.	76,219	10,424
Invesco, Ltd.	45,792	1,054
JPMorgan Chase & Co.	398,990	63,180
KeyCorp	127,936	2,959
Lincoln National Corp.	22,714	1,550
Loews Corp.	27,666	1,598
M&T Bank Corp.	17,698	2,718
MarketAxess Holdings, Inc.	5,237	2,154
Marsh & McLennan Cos., Inc.	67,981	11,816
MetLife, Inc.	95,557	5,971
Moody’s Corp.	21,804	8,516
Morgan Stanley	193,811	19,024
MSCI, Inc.	11,165	6,841
Nasdaq, Inc.	15,840	3,327
Northern Trust Corp.	27,357	3,272
People’s United Financial, Inc.	58,608	1,044
PNC Financial Services Group, Inc.	56,867	11,403
Principal Financial Group, Inc.	33,095	2,394
The Progressive Corp.	79,305	8,141
Prudential Financial, Inc.	50,258	5,440

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Financials continued
Raymond James Financial, Inc.	25,218	2,532
Regions Financial Corp.	131,859	2,875
S&P Global, Inc.	32,445	15,312
Signature Bank	8,185	2,648
State Street Corp.	49,363	4,591
SVB Financial Group *	7,985	5,416
Synchrony Financial	73,885	3,428
T. Rowe Price Group, Inc.	30,423	5,982
The Travelers Cos., Inc.	33,048	5,170
Truist Financial Corp.	180,785	10,585
U.S. Bancorp	181,595	10,200
W.R. Berkley Corp.	19,422	1,600
Wells Fargo & Co.	538,315	25,828
Willis Towers Watson PLC	16,564	3,934
Zions Bancorporation	20,072	1,268

Total		579,380

Health Care (13.2%)
Abbott Laboratories	238,243	33,530
AbbVie, Inc.	238,677	32,317
ABIOMED, Inc. *	6,234	2,239
Agilent Technologies, Inc.	41,213	6,580
Align Technology, Inc. *	9,739	6,400
AmerisourceBergen Corp.	20,286	2,696
Amgen, Inc.	75,815	17,056
Anthem, Inc.	32,776	15,193
Baxter International, Inc.	68,764	5,903
Becton Dickinson and Co.	39,107	9,835
Biogen, Inc. *	19,637	4,711
Bio-Rad Laboratories, Inc. - Class A *	2,969	2,243
Bio-Techne Corp.	5,298	2,741
Boston Scientific Corp. *	190,091	8,075
Bristol-Myers Squibb Co.	299,389	18,667
Cardinal Health, Inc.	37,768	1,945
Catalent, Inc. *	23,939	3,065
Centene Corp. *	78,040	6,431
Cerner Corp.	38,406	3,567
Charles River Laboratories International, Inc. *	6,814	2,567
Cigna Corp.	44,747	10,275
The Cooper Cos., Inc.	6,765	2,834
CVS Health Corp.	178,608	18,425
Danaher Corp.	85,814	28,234
DaVita, Inc. *	9,009	1,025
Dentsply Sirona, Inc.	30,149	1,682
Dexcom, Inc. *	13,270	7,125

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Edwards Lifesciences Corp. *	84,512	10,949
Eli Lilly & Co.	107,233	29,620
Gilead Sciences, Inc.	170,704	12,395
HCA Healthcare, Inc.	32,333	8,307
Henry Schein, Inc. *	19,866	1,540
Hologic, Inc. *	35,606	2,726
Humana, Inc.	17,274	8,013
IDEXX Laboratories, Inc. *	11,519	7,585
Illumina, Inc. *	21,102	8,028
Incyte Corp. *	25,678	1,885
Intuitive Surgical, Inc. *	48,124	17,291
IQVIA Holdings, Inc. *	25,829	7,287
Johnson & Johnson	355,546	60,823
Laboratory Corp. of America Holdings *	12,917	4,059
McKesson Corp.	20,361	5,061
Medtronic PLC	182,169	18,845
Merck & Co., Inc.	339,735	26,037
Mettler-Toledo International, Inc. *	3,051	5,178
Moderna, Inc. *	47,908	12,168
Organon & Co.	34,671	1,056
PerkinElmer, Inc.	17,038	3,426
Pfizer, Inc.	757,246	44,715
Quest Diagnostics, Inc.	16,450	2,846
Regeneron Pharmaceuticals, Inc. *	14,387	9,086
ResMed, Inc.	20,084	5,232
STERIS PLC	13,340	3,247
Stryker Corp.	45,723	12,227
Teleflex, Inc.	6,424	2,110
Thermo Fisher Scientific, Inc.	53,136	35,454
UnitedHealth Group, Inc.	127,020	63,782
Universal Health Services, Inc. - Class B	9,673	1,254
Vertex Pharmaceuticals, Inc. *	34,327	7,538
Viatris, Inc.	166,424	2,252
Waters Corp. *	8,530	3,178
West Pharmaceutical Services, Inc.	10,228	4,797
Zimmer Biomet Holdings, Inc.	28,593	3,632
Zoetis, Inc.	63,912	15,596

Total		724,586

Industrials (7.7%)
3M Co.	77,992	13,854
A.O. Smith Corp.	16,744	1,438
Alaska Air Group, Inc. *	17,059	889
Allegion PLC	12,804	1,696

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Industrials continued
American Airlines Group, Inc. *	93,208	1,674
AMETEK, Inc.	30,611	4,501
The Boeing Co. *	74,416	14,981
C.H. Robinson Worldwide, Inc.	17,342	1,867
Carrier Global Corp.	115,143	6,245
Caterpillar, Inc.	73,032	15,099
Cintas Corp.	12,090	5,358
Copart, Inc. *	28,665	4,346
CSX Corp.	298,492	11,223
Cummins, Inc.	19,166	4,181
Deere & Co.	38,184	13,093
Delta Air Lines, Inc. *	83,623	3,268
Dover Corp.	19,903	3,614
Eaton Corp. PLC	53,986	9,330
Emerson Electric Co.	81,009	7,531
Equifax, Inc.	16,770	4,910
Expeditors International of Washington, Inc.	22,156	2,975
Fastenal Co.	78,922	5,056
FedEx Corp.	32,663	8,448
Fortive Corp.	48,784	3,722
Fortune Brands Home & Security, Inc.	17,633	1,885
Generac Holdings, Inc. *	8,613	3,031
General Dynamics Corp.	31,323	6,530
General Electric Co.	148,252	14,005
Honeywell International, Inc.	92,475	19,282
Howmet Aerospace, Inc.	48,478	1,543
Huntington Ingalls Industries, Inc.	5,586	1,043
IDEX Corp.	10,443	2,468
IHS Markit, Ltd.	53,052	7,052
Illinois Tool Works, Inc.	38,403	9,478
Ingersoll-Rand, Inc.	55,152	3,412
J.B. Hunt Transport Services, Inc.	11,517	2,354
Jacobs Engineering Group, Inc.	17,881	2,490
Johnson Controls International PLC	95,409	7,758
L3Harris Technologies, Inc.	26,123	5,570
Lockheed Martin Corp.	33,221	11,807
Masco Corp.	33,536	2,355
Nielsen Holdings PLC	49,247	1,010
Norfolk Southern Corp.	32,771	9,756
Northrop Grumman Corp.	19,981	7,734
Old Dominion Freight Line, Inc.	12,692	4,549
Otis Worldwide Corp.	56,219	4,895
PACCAR, Inc.	45,987	4,059
Parker Hannifin Corp.	17,285	5,499

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Pentair PLC	22,947	1,676
Quanta Services, Inc.	19,155	2,196
Raytheon Co.	202,080	17,391
Republic Services, Inc.	28,960	4,039
Robert Half International, Inc.	15,705	1,751
Rockwell Automation, Inc.	15,965	5,569
Rollins, Inc.	30,518	1,044
Roper Technologies, Inc.	14,490	7,127
Snap-on, Inc.	7,479	1,611
Southwest Airlines Co. *	77,477	3,319
Stanley Black & Decker, Inc.	22,102	4,169
Teledyne Technologies, Inc. *	6,386	2,790
Textron, Inc.	29,542	2,281
Trane Technologies PLC	32,259	6,517
TransDigm Group, Inc. *	7,127	4,535
Union Pacific Corp.	86,795	21,866
United Continental Holdings, Inc. *	43,638	1,910
United Parcel Service, Inc. - Class B	98,364	21,083
United Rentals, Inc. *	9,480	3,150
Verisk Analytics, Inc.	21,607	4,942
W.W. Grainger, Inc.	5,865	3,040
Wabtec Corp.	24,725	2,277
Waste Management, Inc.	51,613	8,614
Xylem, Inc.	24,951	2,992

Total		424,753

Information Technology (28.9%)
Accenture PLC - Class A	85,217	35,327
Adobe Systems, Inc. *	64,084	36,339
Advanced Micro Devices, Inc. *	162,986	23,454
Akamai Technologies, Inc. *	21,065	2,465
Amphenol Corp. - Class A	80,405	7,032
Analog Devices, Inc.	72,386	12,723
ANSYS, Inc. *	11,847	4,752
Apple, Inc.	2,104,273	373,656
Applied Materials, Inc.	121,904	19,183
Arista Networks, Inc. *	30,060	4,321
Autodesk, Inc. *	29,811	8,383
Automatic Data Processing, Inc.	56,951	14,043
Broadcom, Inc.	55,669	37,043
Broadridge Financial Solutions, Inc.	15,949	2,916

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Cadence Design Systems, Inc. *	37,299	6,951
CDW Corp.	17,878	3,661
Ceridian HCM Holding, Inc. *	18,359	1,918
Cisco Systems, Inc.	569,176	36,069
Citrix Systems, Inc.	16,985	1,607
Cognizant Technology Solutions Corp. - Class A	70,045	6,214
Corning, Inc.	101,072	3,763
DXC Technology Co. *	35,095	1,130
Enphase Energy, Inc. *	18,580	3,399
EPAM Systems, Inc. *	7,646	5,111
F5 Networks, Inc. *	7,791	1,907
FactSet Research
Systems, Inc.	5,082	2,470
Fidelity National Information Services, Inc.	81,917	8,941
Fiserv, Inc. *	79,657	8,268
FLEETCOR Technologies, Inc. *	10,903	2,441
Fortinet, Inc. *	18,606	6,687
Gartner, Inc. *	11,195	3,743
Global Payments, Inc.	39,505	5,340
Hewlett Packard Enterprise Co.	177,540	2,800
HP, Inc.	155,601	5,861
Intel Corp.	551,141	28,384
International Business Machines Corp.	120,778	16,143
Intuit, Inc.	38,245	24,600
IPG Photonics Corp. *	4,926	848
Jack Henry & Associates, Inc.	10,622	1,774
Juniper Networks, Inc.	40,745	1,455
Keysight Technologies, Inc. *	25,322	5,229
KLA-Tencor Corp.	20,452	8,797
Lam Research Corp.	19,009	13,670
Leidos Holdings, Inc.	18,554	1,649
Mastercard, Inc. - Class A	117,120	42,084
Microchip Technology, Inc.	75,655	6,587
Micron Technology, Inc.	151,613	14,123
Microsoft Corp.	1,013,651	340,911
Monolithic Power Systems	5,845	2,883
Motorola Solutions, Inc.	22,707	6,169
NetApp, Inc.	28,985	2,666
NortonLifeLock, Inc.	82,850	2,152
NVIDIA Corp.	337,524	99,269
NXP Semiconductors NV	36,090	8,221
Oracle Corp.	217,754	18,990
Paychex, Inc.	44,032	6,010

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Paycom Software, Inc. *	6,429	2,669
PayPal Holdings, Inc. *	158,701	29,928
PTC, Inc. *	14,404	1,745
Qorvo, Inc. *	14,926	2,334
QUALCOMM, Inc.	151,211	27,652
salesforce.com, Inc. *	132,175	33,590
Seagate Technology Holdings PLC	27,498	3,107
ServiceNow, Inc. *	26,934	17,483
Skyworks Solutions, Inc.	22,141	3,435
SolarEdge
Technologies, Inc. *	7,091	1,989
Synopsys, Inc. *	20,913	7,706
TE Connectivity, Ltd.	43,538	7,024
Teradyne, Inc.	22,669	3,707
Texas Instruments, Inc.	124,690	23,500
Trimble Navigation, Ltd. *	34,306	2,991
Tyler Technologies, Inc. *	5,563	2,993
VeriSign, Inc. *	13,187	3,347
Visa, Inc. - Class A	226,411	49,066
Western Digital Corp. *	41,969	2,737
Xilinx, Inc.	33,056	7,009
Zebra Technologies Corp. - Class A *	7,325	4,360

Total		1,590,904

Materials (2.5%)
Air Products and Chemicals, Inc.	29,902	9,098
Albemarle Corp.	15,981	3,736
Amcor PLC	203,784	2,447
Avery Dennison Corp.	11,576	2,507
Ball Corp.	43,463	4,184
Celanese Corp. - Class A	14,078	2,366
CF Industries Holdings, Inc.	29,509	2,089
Corteva, Inc.	99,460	4,702
Dow, Inc.	99,687	5,654
DuPont de Nemours, Inc.	69,942	5,650
Eastman Chemical Co.	17,316	2,094
Ecolab, Inc.	33,559	7,873
FMC Corp.	16,380	1,800
Freeport-McMoRan, Inc.	200,409	8,363
International Flavors & Fragrances, Inc.	34,424	5,186
International Paper Co.	51,855	2,436
Linde PLC	69,200	23,973
LyondellBasell Industries NV - Class A	35,469	3,271

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Materials continued
Martin Marietta Materials, Inc.	8,226	3,624
The Mosaic Co.	52,026	2,044
Newmont Mining Corp.	108,025	6,700
Nucor Corp.	38,299	4,372
Packaging Corp. of America	13,082	1,781
PPG Industries, Inc.	31,605	5,450
Sealed Air Corp.	21,234	1,433
The Sherwin-Williams Co.	32,606	11,482
Vulcan Materials Co.	17,500	3,633
WestRock Co.	36,233	1,607

Total		139,555

Real Estate (2.8%)
Alexandria Real Estate Equities, Inc.	19,448	4,336
American Tower Corp.	61,409	17,962
AvalonBay Communities, Inc.	19,223	4,856
Boston Properties, Inc.	19,540	2,251
CBRE Group, Inc. *	44,679	4,848
Crown Castle International Corp.	58,597	12,232
Digital Realty Trust, Inc.	37,697	6,667
Duke Realty Corp.	51,310	3,368
Equinix, Inc.	12,295	10,400
Equity Residential	47,187	4,270
Essex Property Trust, Inc.	8,535	3,006
Extra Space Storage, Inc.	17,940	4,067
Federal Realty Investment Trust	9,496	1,294
Healthpeak Properties, Inc.	74,265	2,680
Host Hotels & Resorts, Inc. *	97,298	1,692
Iron Mountain, Inc.	39,752	2,080
Kimco Realty Corp.	81,888	2,019
Mid-America Apartment Communities, Inc.	15,777	3,620
Prologis, Inc.	99,530	16,757
Public Storage	20,492	7,675
Realty Income Corp.	77,593	5,555
Regency Centers Corp.	21,720	1,637
SBA Communications Corp.	14,407	5,605
Simon Property Group, Inc.	44,207	7,063
UDR, Inc.	40,457	2,427
Ventas, Inc.	55,002	2,812
Vornado Realty Trust	21,635	906
Welltower, Inc.	57,519	4,933

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Real Estate continued
Weyerhaeuser Co.	98,881	4,072

Total		151,090

Utilities (2.5%)
The AES Corp.	91,753	2,230
Alliant Energy Corp.	34,454	2,118
Ameren Corp.	35,952	3,200
American Electric Power Co., Inc.	68,545	6,098
American Water Works Co., Inc.	25,060	4,733
Atmos Energy Corp.	18,770	1,967
CenterPoint Energy, Inc.	86,517	2,415
CMS Energy Corp.	39,499	2,569
Consolidated Edison, Inc.	47,296	4,035
Dominion Resources, Inc.	110,422	8,675
DTE Energy Co.	25,348	3,030
Duke Energy Corp.	103,908	10,900
Edison International	49,819	3,400
Entergy Corp.	27,621	3,111
Evergy, Inc.	31,291	2,147
Eversource Energy	45,511	4,141
Exelon Corp.	131,460	7,593
FirstEnergy Corp.	70,874	2,948
NextEra Energy, Inc.	264,957	24,736
NiSource, Inc.	52,863	1,460
NRG Energy, Inc.	33,690	1,451
Pinnacle West Capital Corp.	15,533	1,096
PPL Corp.	100,820	3,031
Public Service Enterprise Group, Inc.	69,855	4,661
Sempra Energy	42,913	5,676
The Southern Co.	143,405	9,835
WEC Energy Group, Inc.	43,543	4,227
Xcel Energy, Inc.	72,537	4,911

Total		136,394

Total Common Stocks
(Cost: $1,697,986)		5,448,470

Short-Term Investments (0.9%)	Shares/ Par +	Value $ (000’s)

Money Market Funds (0.9%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #, b	51,117,983	51,118

Total		51,118

Total Short-Term Investments
(Cost: $51,118)		51,118

Total Investments (99.9%)
(Cost: $1,749,104)@		5,499,588

Other Assets, Less
Liabilities (0.1%)		5,382

Net Assets (100.0%)		5,504,970

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 500 Stock Portfolio

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
E-mini S&P 500 Futures	Long	USD	12	236	3/22	$56,150	$1,136	$(162)

							$1,136	$(162)

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or	$-	$-	$-	$–	$(162)	$(162)	$-
Centrally Cleared Derivatives

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

b

Cash or securities with an aggregate value of $51,118 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2021.

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,752,678 and the net unrealized appreciation of investments based on that cost was $3,748,046 which is comprised of $3,813,608 aggregate gross unrealized appreciation and $65,562 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$5,448,470	$-	$-
Short-Term Investments	51,118	-	-
Other Financial Instruments^
Futures	1,136	-	-
Total Assets:	$5,500,724	$-	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Current income is a secondary objective.	Invest primarily in equity securities of larger companies considered to be undervalued.	$228 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Large Company Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio looks for stocks of companies that it believes are undervalued at the time of purchase. The Portfolio attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the Portfolio believes more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market.

MARKET OVERVIEW

Broad U.S. equity markets advanced strongly in 2021, buoyed by expanding COVID-19 vaccine availability, federal aid, positive economic news and strong corporate earnings reports. Stocks experienced minor volatility throughout the year, however, due to the emergence of the Delta and Omicron variants of COVID-19, supply chain constraints, inflation concerns and labor shortages.

In this environment, large-cap stocks outperformed mid- and small-cap stocks. Within large-cap stocks, growth stocks modestly outperformed value stocks. However, among mid- and small-cap stocks, value significantly outperformed growth.

PORTFOLIO RESULTS

The Portfolio returned 21.92% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 25.16%. (The Index is unmanaged, cannot be invested in directly and does not include administrative expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the Large Cap Value Funds peer group was 25.58%.

The Health Care sector detracted from the Portfolio’s return, particularly Medtronic and Zimmer Biomet Holdings. Both stocks were pressured by concerns about continued delays in elective procedures due to the ongoing pandemic. Merck & Co., a large pharmaceuticals company, was another notable detractor as investors became concerned about possible drug pricing reform.

The Consumer Staples sector also detracted from the Portfolio’s performance as the Portfolio’s overweight in the sector relative to the benchmark weighed negatively on performance. Consumer goods company Unilever was a significant detractor. Unilever reported weak profits for the second half of 2020, driven in part by rising input costs. Several other Consumer Staples holdings declined because they were not direct beneficiaries of economic reopening. The Communications and Utilities sectors also detracted from performance. Notable detractors include, Verizon Communications, a telecommunications conglomerate, and Pinnacle West Capital, an electric utility company based in Arizona. Verizon’s stock was pressured by investors’ increasing concerns regarding more competition in the wireless space from AT&T and T-Mobile US. Pinnacle West declined as a pending general rate challenge in Arizona led to concerns about possible new regulations.

In contrast, the Information Technology sector contributed to the Portfolio’s performance. The Portfolio benefited from a lack of exposure to several IT services companies held by the benchmark. In the software industry, stock selection was a contributor, as Oracle was buoyed by momentum in cloud computing and enterprise resource planning, which boosted earnings, along with increased investment in its cloud infrastructure. Another solid contributor was Cisco Systems, which advanced amid strong demand for its security and networking products amid hybrid work environments, 5G-related upgrades, pent-up consumer demand and positive competitive outcomes.

In the Energy sector, ConocoPhillips was a meaningful contributor due in part to a successful acquisition. In addition, higher commodity prices increased the free cash flow and return on invested capital generation potential of the business.

Large Company Value Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We remain overweight in the Health Care sector. We believe long-term demographic trends support demand for companies in this sector. Through our bottom-up process, we are finding quality companies with attractive risk/reward profiles, particularly in the health care equipment and supplies and pharmaceuticals industries. We also ended the period with an overweight in the Consumer Staples sector. Despite a challenging environment from a cost inflation perspective, many Consumer Staples companies are generating strong returns on capital, buying back stock and growing dividends. Moreover, industry consolidation over time has enabled companies to pass cost increases to consumers. We believe actions to offset inflation, including fewer promotions and price increases, should support earnings and margins.

Conversely, we maintained an underweight position in the Real Estate sector due to valuations that we believe are elevated throughout the sector. We are also underweight in the Information Technology sector, but have found select stocks in the sector that meet our investment criteria.

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Large Company Value Portfolio	21.92%	10.32%	12.10%
Russell 1000® Value Index	25.16%	11.16%	12.97%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	25.58%	11.67%	12.56%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

  Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Johnson & Johnson	4.5%
Berkshire Hathaway, Inc. - Class B	3.9%
Medtronic PLC	3.9%
Verizon Communications, Inc.	3.6%
Cisco Systems, Inc.	3.3%
JPMorgan Chase & Co.	3.1%
The Bank of New York Mellon Corp.	2.8%
Zimmer Biomet Holdings, Inc.	2.6%
Unilever PLC, ADR	2.4%
Chevron Corp.	2.3%

Large Company Value Portfolio (unaudited)

  Sector Allocation 12/31/21

Sector	% of Net Assets
Health Care	24.0%
Financials	22.2%
Consumer Staples	12.8%
Industrials	10.0%
Information Technology	6.6%
Energy	5.8%
Utilities	5.3%
Communication Services	4.6%
Consumer Discretionary	3.9%
Materials	2.0%
Real Estate	1.1%
Investment Companies	1.0%
Short-Term Investments & Other Net Assets	0.7%

Sector Allocation and Top 10 Holdings are subject to change.

Large Company Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (97.6%)	Shares/ Par +	Value $ (000’s)

Communication Services (4.6%)
Verizon
Communications, Inc.	157,296	8,173
The Walt Disney Co. *	14,499	2,246

Total		10,419

Consumer Discretionary (3.2%)
Advance Auto Parts, Inc.	10,598	2,542
Dollar Tree, Inc. *	18,671	2,624
Sodexo SA	23,160	2,032

Total		7,198

Consumer Staples (12.8%)
Colgate-Palmolive Co.	26,191	2,235
Conagra Brands, Inc.	109,940	3,754
Danone SA	18,697	1,162
Kimberly-Clark Corp.	21,113	3,018
Koninklijke Ahold Delhaize NV	56,607	1,942
Mondelez International, Inc.	47,710	3,164
PepsiCo, Inc.	16,529	2,871
The Procter & Gamble Co.	15,439	2,526
Unilever PLC, ADR	99,857	5,371
Walmart, Inc.	20,927	3,028

Total		29,071

Energy (5.8%)
Baker Hughes	95,785	2,305
Chevron Corp.	43,844	5,145
ConocoPhillips	36,083	2,604
Total SA, ADR	64,266	3,179

Total		13,233

Financials (22.2%)
AFLAC, Inc.	61,112	3,568
The Allstate Corp.	35,321	4,156
Ameriprise Financial, Inc.	8,847	2,669
The Bank of New York Mellon Corp.	110,400	6,412
Berkshire Hathaway, Inc. - Class B *	29,770	8,901
Chubb, Ltd.	19,224	3,716
JPMorgan Chase & Co.	44,080	6,980
MetLife, Inc.	38,334	2,396
Northern Trust Corp.	21,812	2,609
Truist Financial Corp.	81,083	4,747

Common Stocks (97.6%)	Shares/ Par +	Value $ (000’s)
Financials continued U.S. Bancorp	76,415	4,292

Total		50,446

Health Care (24.0%)
Becton Dickinson and Co.	13,258	3,334
Cerner Corp.	50,028	4,646
Cigna Corp.	11,766	2,702
CVS Health Corp.	30,494	3,146
Johnson & Johnson	60,339	10,322
McKesson Corp.	9,526	2,368
Medtronic PLC	84,820	8,775
Merck & Co., Inc.	63,452	4,863
Pfizer, Inc.	33,188	1,960
Quest Diagnostics, Inc.	13,233	2,289
Roche Holding AG	4,680	1,940
Universal Health Services, Inc. - Class B	19,029	2,467
Zimmer Biomet Holdings, Inc.	46,097	5,856

Total		54,668

Industrials (10.0%)
Emerson Electric Co.	45,521	4,232
General Dynamics Corp.	13,410	2,795
Norfolk Southern Corp.	6,030	1,795
nVent Electric PLC	60,177	2,287
Oshkosh Corp.	16,604	1,871
Raytheon Co.	50,178	4,318
Siemens AG	16,486	2,866
Southwest Airlines Co. *	62,432	2,675

Total		22,839

Information Technology (6.6%)
Automatic Data Processing, Inc.	7,631	1,882
Cisco Systems, Inc.	119,454	7,570
F5 Networks, Inc. *	9,649	2,361
TE Connectivity, Ltd.	6,861	1,107
Texas Instruments, Inc.	11,392	2,147

Total		15,067

Materials (2.0%)
Mondi PLC	72,639	1,795
Sonoco Products Co.	48,904	2,831

Total		4,626

Common Stocks (97.6%)	Shares/ Par +	Value $ (000’s)

Real Estate (1.1%)
Healthpeak Properties, Inc.	68,155	2,460

Total		2,460

Utilities (5.3%)
Duke Energy Corp.	26,154	2,744
Eversource Energy	23,265	2,117
Pinnacle West Capital Corp.	50,168	3,541
Xcel Energy, Inc.	54,610	3,697

Total		12,099

Total Common Stocks
(Cost: $184,951)		222,126

Preferred Stocks (0.7%)

Consumer Discretionary (0.7%)
Volkswagen AG, 4.860%,	7,398	1,495

Total		1,495

Total Preferred Stocks
(Cost: $1,645)		1,495

Investment Companies (1.0%)

Investment Companies (1.0%)
iShares Russell 1000 Value ETF	13,861	2,328

Total		2,328

Total Investment Companies
(Cost: $2,260)		2,328

Short-Term Investments (2.6%)

Money Market Funds (2.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	5,881,457	5,881

Total		5,881

Total Short-Term Investments
(Cost: $5,881)		5,881

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio

Short-Term Investments (2.6%)	Shares/ Par +	Value $ (000’s)

Money Market Funds continued

Total Investments (101.9%)
(Cost: $194,737)@		231,830

Other Assets, Less
Liabilities (-1.9%)		(4,270)

Net Assets (100.0%)		227,560

Over the Counter Derivatives

Forward Foreign Currency Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Morgan Stanley Capital Services, Inc.	CHF	1,504	1,655	3/31/2022	$-	$(18)	$(18)
Sell	Goldman Sachs International	EUR	9,440	10,767	3/31/2022	-	(85)	(85)
Sell	Goldman Sachs International	GBP	4,503	6,093	3/31/2022	-	(133)	(133)

						$-	$(236)	$(236)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	-	-	-	$(236)	-	-	$(236)

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2021.

@	At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $196,388 and the net unrealized appreciation of investments based on that cost was $35,205 which is comprised of $38,431 aggregate gross unrealized appreciation and $3,226 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Company Value Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Preferred Stocks	$-	$1,495	$-
Common Stocks
Health Care	52,728	1,940	-
Industrials	19,973	2,866	-
All Others	144,619	-	-
Investment Companies	2,328	-	-
Short-Term Investments	5,881	-	-
Total Assets:	$225,529	$6,301	$-
Liabilities:
Other Financial Instruments^
Forward Foreign Currency Contracts	-	(236)	-
Total Liabilities:	$-	$(236)	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation

(depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Domestic Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and	Invest primarily in equity securities of U.S. issuers that are	$1.1 billion
income.	selling at attractive prices relative to their intrinsic value.

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Domestic Equity Portfolio (the “Portfolio”), has engaged Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”), to act as sub-adviser for the Portfolio. The Portfolio primarily invests in common stocks of large capitalization companies, but may also invest in mid-capitalization companies, that are believed to have long-term capital appreciation potential. Typically, the Portfolio seeks securities that are believed to be undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset valuation of the respective issuers. The Portfolio employs a focused investment strategy and typically invests in a core group of 30-40 securities.

MARKET OVERVIEW

Aided by rising COVID-19 vaccination rates, the Federal Reserve’s highly accommodative monetary policy and unprecedented amounts of fiscal stimulus, the U.S. equity market advanced and posted strong gains in 2021. The broad market S&P 500® Index continued setting record highs, margin debt reached over U.S. $900 billion for the first time ever and the volume of initial public offerings reached a new record. Amid the high level of investor enthusiasm, several notable challenges surfaced during the year, including the continued disruptions of COVID-19 (including the emergence of new variants), worker shortages due to persistently low vaccination rates in some parts of the world, manufacturing delays and supply chain bottlenecks. The result was longer delivery times, higher freight costs and rising prices for a broad array of goods.

PORTFOLIO RESULTS

The Portfolio returned 22.71% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 25.16%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the Large Cap Value Funds peer group was 25.58%.

The Health Care sector was the largest detractor from the Portfolio’s return. In the pharmaceuticals industry, Viatris, Inc. declined significantly amid higher-than-anticipated expenses related to a merger. In the health care equipment and services industry, medical products distributor Cardinal Health, Inc. was another notable detractor, as the company experienced execution problems, primarily in the medical segment of its business, weighing on the stock and contributing to an erosion in investor confidence. The position was sold from the Portfolio because the portfolio managers no longer had a strong conviction in Cardinal’s long-term business prospects.

The Consumer Staples sector also detracted from the Portfolio’s performance. Despite benefiting from strong growth in packaged food sales early in the pandemic, packaged food maker Conagra Brands, Inc. experienced a decline in year-over-year sales growth during 2021 amid the economic recovery. Additionally, the company’s margins have been pressured by commodity price inflation.

The Information Technology sector was the largest contributor to the Portfolio’s return, led by Motorola Solutions, Inc., a provider of mission critical communication systems and analytics. The company’s revenue guidance for fiscal 2022 was above the consensus estimate. It also announced a record-high order backlog for the most recent quarter.

The Energy and Consumer Discretionary sectors also contributed. The Portfolio’s single Energy sector holding, exploration and production company ConocoPhillips, was buoyed by its announcement of an all-cash acquisition of Royal Dutch Shell’s Permian Basin assets, as well as the company’s updated long-term financial and capital return outlook. In the Consumer Discretionary sector, home improvement retailer Lowe’s Companies, Inc. benefited from ongoing strength in the housing market, economic reopening and the company’s transformation initiatives. Nevertheless, because Lowe’s Companies, Inc was nearing the portfolio managers’ price target, the position was sold late in 2021.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Delaware, the Portfolio’s sub-adviser.

Domestic Equity Portfolio (unaudited)

Over the past three years, the broad market S&P 500® Index posted an annualized total return of 26.1%, higher than any three-year period (on a rolling monthly basis) since March 2000, near the peak of the Internet bubble. In our view, this level of returns is unsustainable, and given the changing market environment, such as slowing economic growth, tighter monetary conditions, decelerating corporate profits and currently high inflation, we believe a period of below-average returns is ahead. In response, we have been placing an even greater emphasis on quality and downside protection. The Portfolio trades at a discount to the Russell 1000® Value Index across a range of valuation measures and at an even larger discount to the broader market. In our opinion, its discounted valuation and the higher-quality profile of its holdings position the Portfolio very well for the next five years.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Domestic Equity Portfolio	22.71%	10.54%	12.71%
Russell 1000® Value Index	25.16%	11.16%	12.97%
Lipper® Variable Insurance Products (VIP) Large Cap Value Funds Average	25.58%	11.67%	12.56%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may hold fewer securities than other diversified portfolios because of its more focused investment strategy. Holding fewer securities increases the risk that the value of the Portfolio could go down because of the poor performance of a single investment.

   Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Dollar Tree, Inc.	3.4%
Cognizant Technology Solutions Corp. - Class A	3.4%
CVS Health Corp.	3.4%
Cisco Systems, Inc.	3.3%
ConocoPhillips	3.2%
Broadcom, Inc.	3.2%
DuPont de Nemours, Inc.	3.2%
Northrop Grumman Corp.	3.2%
Equity Residential	3.1%
Motorola Solutions, Inc.	3.1%

   Sector Allocation 12/31/21

Sector	% of Net Assets
Information Technology	18.5%
Health Care	17.6%
Financials	14.5%
Industrials	11.8%
Consumer Discretionary	9.6%
Communication Services	8.5%
Consumer Staples	5.9%
Energy	3.2%
Materials	3.2%
Real Estate	3.1%
Utilities	3.0%
Short-Term Investments & Other Net Assets	1.1%

Sector Allocation and Top 10 Holdings are subject to change.

Domestic Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)

Communication Services (8.5%)
Comcast Corp. - Class A	598,111	30,103
Verizon Communications, Inc.	576,800	29,971
The Walt Disney Co. *	216,136	33,477

Total		93,551

Consumer Discretionary (9.6%)
Dollar General Corp.	144,440	34,063
Dollar Tree, Inc. *	268,900	37,786
The TJX Cos., Inc.	438,500	33,291

Total		105,140

Consumer Staples (5.9%)
Archer-Daniels-Midland Co.	468,500	31,666
Conagra Brands, Inc.	968,233	33,065

Total		64,731

Energy (3.2%)
ConocoPhillips	489,000	35,296

Total		35,296

Financials (14.5%)
American International Group, Inc.	534,100	30,369
Discover Financial Services	278,613	32,197
MetLife, Inc.	517,832	32,359
Truist Financial Corp.	541,200	31,687
U.S. Bancorp	577,100	32,416

Total		159,028

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)

Health Care (17.6%)
Baxter International, Inc.	382,100	32,799
Cigna Corp.	136,803	31,414
CVS Health Corp.	357,200	36,849
Johnson & Johnson	180,700	30,912
Merck & Co., Inc.	409,500	31,384
Viatris, Inc.	2,164,275	29,283

Total		192,641

Industrials (11.8%)
Dover Corp.	177,942	32,314
Honeywell International, Inc.	140,860	29,371
Northrop Grumman Corp.	89,200	34,527
Raytheon Co.	384,279	33,071

Total		129,283

Information Technology (18.5%)
Broadcom, Inc.	53,000	35,267
Cisco Systems, Inc.	573,500	36,343
Cognizant Technology Solutions Corp. - Class A	417,118	37,007
Fidelity National Information Services, Inc.	279,427	30,499
Motorola Solutions, Inc.	125,900	34,207
Oracle Corp.	342,500	29,869

Total		203,192

Common Stocks (98.9%)	Shares/ Par +	Value $ (000’s)

Materials (3.2%)
DuPont de Nemours, Inc.	427,484	34,532

Total		34,532

Real Estate (3.1%)
Equity Residential	378,195	34,227

Total		34,227

Utilities (3.0%)
Edison International	485,700	33,149

Total		33,149

Total Common Stocks
(Cost: $782,179)		1,084,770

Short-Term Investments (1.0%)

Money Market Funds (1.0%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	11,333,254	11,333

Total		11,333

Total Short-Term Investments
(Cost: $11,333)		11,333

Total Investments (99.9%)
(Cost: $793,512)@		1,096,103

Other Assets, Less
Liabilities (0.1%)		574

Net Assets (100.0%)		1,096,677

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $794,250 and the net unrealized appreciation of investments based on that cost was $301,853 which is comprised of $314,218 aggregate gross unrealized appreciation and $12,365 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Domestic Equity Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks	$1,084,770	$-	$-
Short-Term Investments	11,333	-	-
Total Assets:	$1,096,103	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income.	Invest in common stocks with a focus on larger capitalization stocks with a strong track record of paying dividends, or that are believed to be undervalued.	$868 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Equity Income Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks, with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. The Portfolio’s yield, which reflects the level of dividends paid by the Portfolio, is expected to normally exceed the yield of the Russell 1000® Value Index. The Portfolio will typically employ a value approach in selecting investments. The Portfolio’s in-house research team seeks to identify companies that appear to be undervalued as measured by price to earnings ratio, dividend yield, enterprise value to sales, among other metrics and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

MARKET OVERVIEW

Despite the continuation of the coronavirus pandemic, major U.S. stock indices advanced in 2021, extending the brisk rebound that started in March 2020. Many indices repeatedly reached record highs throughout the year. Equities advanced as the economy reopened and recovered, facilitated by the rollout of COVID-19 vaccines, federal fiscal relief and robust corporate earnings growth. Factors that occasionally weighed on financial markets included elevated inflation, stemming in part from supply shortages and global supply chain disruptions, the emergence of COVID-19 variants and the Fed’s November 2021 decision to taper its monthly asset purchases.

PORTFOLIO RESULTS

The Portfolio returned 25.7% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Russell 1000® Value Index (the “Index”), returned 25.16%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the Equity Income Funds peer group was 23.5%.

Overall, favorable sector positioning was primarily responsible for relative outperformance, while stock selection also had a positive impact

The Financials sector contributed the most to the Portfolio’s return, due to stock selection such as Wells Fargo and Company. The company advanced due to continued consumer credit resilience and the Fed greenlighting banks to resume returning capital to shareholders in the second half of 2021. Despite shares being impacted by headlines in which the OCC assessed a civil penalty against the company in relation to deficiencies in its lending loss mitigation program, the company delivered strong loan growth figures late in 2021, lifting shares.

The Information Technology sector also contributed to the Portfolio’s return, due to strong stock choices. Applied Materials, Inc. advanced as shares continued to benefit from cyclical strength within the industry and robust semiconductor demand over the year. Additionally, the Communication Services sector contributed, owing to a favorable underweight allocation.

On the downside, stock selection in the Consumer Discretionary sector was the largest detractor from the Portfolio’s performance. Las Vegas Sands Corporation declined following continued pandemic-related travel restrictions imposed by the Macanese government.

Stock selection in the Industrials sector also weighed on the Portfolio’s return as General Electric Company underperformed the broader sector for the period following a muted reaction to the company’s late-2021 proposed plan to split into three separate companies. Additionally, with the initial reports of the Omicron variant, there was growing concern within the market regarding the impact the variant would have on the aviation industry

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Equity Income Portfolio (unaudited)

Market concerns surrounding the pandemic were met with an aggressive and coordinated fiscal and monetary policy response. Moving forward, all eyes remain on the trajectory of both the virus and government policy. Given this duality, we expect a choppy market throughout 2022, with a focus on potential missteps by the Fed. While fundamentals are strong, the equity market is relatively expensive, particularly on the growth side. However, low bond yields mean that there are few alternatives to equities.

Although markets are showing isolated signs of exuberance, the economic backdrop seems reasonable. For markets to continue their ascent, they will need to contend with concerns about pandemic dynamics, inflation and labor shortages. The intensity of each concern will likely have a strong bearing on equity market returns in 2022. Amid this backdrop, we remain consistent in our style with a focus on valuation, dividend yield and a long-term orientation

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Equity Income Portfolio	25.70%	11.16%	11.93%
Russell 1000® Value Index	25.16%	11.16%	12.97%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average	23.50%	11.05%	11.93%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual. com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio invests with an emphasis on larger capitalization stocks with a strong track record of paying dividends or that are believed to be undervalued. The Portfolio may underperform similar funds that invest without an emphasis on dividend-paying stocks. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Wells Fargo & Co.	3.9%
QUALCOMM, Inc.	3.0%
The Southern Co., Various	3.0%
United Parcel Service, Inc. - Class B	2.6%
General Electric Co.	2.5%
American International Group, Inc.	2.5%
Anthem, Inc.	2.4%
Total SA, ADR	2.3%
Tyson Foods, Inc. - Class A	1.9%
Chubb, Ltd.	1.9%

Equity Income Portfolio (unaudited)

Sector Allocation 12/31/21

Sector	% of Net Assets
Financials	22.5%
Health Care	17.1%
Industrials	10.7%
Information Technology	9.3%
Utilities	8.9%
Consumer Staples	6.9%
Energy	5.4%
Materials	5.1%
Communication Services	4.6%
Real Estate	4.6%
Consumer Discretionary	3.6%
Short-Term Investments & Other Net Assets	1.3%

Sector Allocation and Top 10 Holdings are subject to change.

Equity Income Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (97.3%)	Shares/ Par +	Value $ (000’s)

Communication Services (4.6%)
AT&T, Inc.	106,362	2,616
Comcast Corp. - Class A	256,030	12,886
Fox Corp. - Class B	138,301	4,740
News Corp. - Class A	423,356	9,445
Verizon Communications, Inc.	19,814	1,030
The Walt Disney Co. *	58,916	9,125

Total		39,842

Consumer Discretionary (3.6%)
Kohl’s Corp.	106,983	5,284
Las Vegas Sands Corp. *	147,615	5,556
Mattel, Inc. *	266,453	5,745
The TJX Cos., Inc.	78,554	5,964
Volkswagen Group of America Finance LLC	431,074	8,656

Total		31,205

Consumer Staples (6.9%)
Altria Group, Inc.	42,030	1,992
The Coca-Cola Co.	79,424	4,703
Conagra Brands, Inc.	274,277	9,366
Kimberly-Clark Corp.	91,933	13,139
Mondelez International, Inc.	8,400	557
Philip Morris International, Inc.	109,017	10,357
Tyson Foods, Inc. - Class A	193,369	16,854
Walmart, Inc.	21,712	3,141

Total		60,109

Energy (5.4%)
Chevron Corp.	12,200	1,432
EOG Resources, Inc.	106,191	9,433
Exxon Mobil Corp.	118,349	7,242
Halliburton Co.	30,700	702
Hess Corp.	8,200	607
Occidental Petroleum Corp.	55,186	1,600
Targa Resources Corp.	14,035	733
TC Energy Corp.	109,305	5,087
Total SA, ADR	405,133	20,038

Total		46,874

Financials (22.5%)
American International Group, Inc.	375,262	21,337
Bank of America Corp.	110,523	4,917

Common Stocks (97.3%)	Shares/ Par +	Value $ (000’s)

Financials continued
The Bank of New York Mellon Corp.	17,200	999
The Charles Schwab Corp.	59,045	4,966
Chubb, Ltd.	87,122	16,841
Citigroup, Inc.	40,600	2,452
Citizens Financial
Group, Inc.	25,713	1,215
Equitable Holdings, Inc.	316,969	10,393
Fifth Third Bancorp	348,465	15,176
Franklin Resources, Inc.	30,228	1,012
The Goldman Sachs Group, Inc.	27,100	10,367
The Hartford Financial Services Group, Inc.	56,300	3,887
Huntington Bancshares, Inc.	580,200	8,947
JPMorgan Chase & Co.	31,846	5,043
Loews Corp.	246,902	14,261
Marsh & McLennan Cos., Inc.	7,484	1,301
MetLife, Inc.	249,143	15,569
Morgan Stanley	86,977	8,538
PNC Financial Services Group, Inc.	14,931	2,994
Raymond James Financial, Inc.	13,306	1,336
State Street Corp.	110,300	10,258
Wells Fargo & Co.	707,964	33,968

Total		195,777

Health Care (16.7%)
AbbVie, Inc.	123,692	16,748
Anthem, Inc.	44,554	20,653
AstraZeneca PLC, ADR	57,500	3,349
Becton Dickinson and Co.	54,491	13,703
Biogen, Inc. *	8,600	2,063
Cardinal Health, Inc.	73,300	3,774
Centene Corp. *	68,100	5,612
Cigna Corp.	37,884	8,699
CVS Health Corp.	115,785	11,944
Gilead Sciences, Inc.	18,977	1,378
GlaxoSmithKline PLC	44,000	957
Johnson & Johnson	61,724	10,559
Medtronic PLC	104,155	10,775
Merck & Co., Inc.	84,368	6,466
Organon & Co.	3,696	113
Pfizer, Inc.	193,655	11,435
Sanofi	146,706	7,350
UnitedHealth Group, Inc.	8,900	4,469

Common Stocks (97.3%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Zimmer Biomet Holdings, Inc.	42,600	5,412

Total		145,459

Industrials (10.7%)
3M Co.	9,500	1,688
The Boeing Co. *	38,500	7,751
Flowserve Corp.	23,281	712
General Electric Co.	232,639	21,978
L3Harris Technologies, Inc.	57,302	12,219
Nielsen Holdings PLC	201,327	4,129
PACCAR, Inc.	44,800	3,954
Siemens AG, ADR	76,342	6,611
Snap-on, Inc.	8,512	1,833
Southwest Airlines Co. *	48,600	2,082
Stericycle, Inc. *	117,123	6,985
United Parcel Service, Inc. - Class B	106,382	22,802

Total		92,744

Information Technology (9.3%)
Applied Materials, Inc.	58,583	9,219
Cisco Systems, Inc.	82,950	5,256
Citrix Systems, Inc.	70,140	6,635
Fiserv, Inc. *	34,100	3,539
Microsoft Corp.	42,291	14,223
NXP Semiconductors NV	15,386	3,505
QUALCOMM, Inc.	142,681	26,092
TE Connectivity, Ltd.	16,300	2,630
Texas Instruments, Inc.	49,230	9,278

Total		80,377

Materials (5.1%)
Akzo Nobel NV, ADR	88,853	3,264
CF Industries Holdings, Inc.	212,714	15,056
DuPont de Nemours, Inc.	23,665	1,912
International Flavors & Fragrances, Inc.	63,403	9,552
International Paper Co.	280,380	13,172
RPM International, Inc.	9,900	1,000
Sylvamo Corp. *	633	18

Total		43,974

Real Estate (4.6%)
Equity Residential	149,884	13,565
Rayonier, Inc.	173,309	6,995
Vornado Realty Trust	22,600	946

The Accompanying Notes are an Integral Part of the Financial Statements.

Equity Income Portfolio

Common Stocks (97.3%)	Shares/ Par +	Value $ (000’s)

Real Estate continued
Welltower, Inc.	32,765	2,810
Weyerhaeuser Co.	376,714	15,513

Total		39,829

Utilities (7.9%)
Ameren Corp.	62,500	5,563
Dominion Resources, Inc.	106,100	8,335
Entergy Corp.	19,200	2,163
NextEra Energy, Inc.	54,955	5,131
NiSource, Inc.	347,114	9,584
Sempra Energy	108,225	14,316
The Southern Co.	322,328	22,105
Xcel Energy, Inc.	19,400	1,313

Total		68,510

Total Common Stocks
(Cost: $609,582)		844,700

Preferred Stocks (0.3%)	Shares/ Par +	Value $ (000’s)

Utilities (0.3%)
NiSource, Inc., 7.750%,	23,878	2,674

Total		2,674

Total Preferred Stocks
(Cost: $2,388)		2,674

Convertible Preferred Stocks (1.1%)

Health Care (0.4%)
Becton Dickinson and Co., 6.000%, 6/1/23	59,093	3,117

Total		3,117

Utilities (0.7%)
NextEra Energy, Inc., 5.279%, 3/1/23	49,295	2,836
The Southern Co., 6.750%, 8/1/22	66,083	3,552

Total		6,388

Total Convertible Preferred Stocks
(Cost: $8,653)		9,505

Short-Term Investments (1.3%)	Shares/ Par +	Value $ (000’s)

Money Market Funds (1.3%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	10,873,116	10,873

Total		10,873

Total Short-Term Investments
(Cost: $10,873)		10,873

Total Investments (100.0%)
(Cost: $631,496)@		867,752

Other Assets, Less
Liabilities (0.0%)		184

Net Assets (100.0%)		867,936

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $632,981 and the net unrealized appreciation of investments based on that cost was $234,771 which is comprised of $249,323 aggregate gross unrealized appreciation and $14,552 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Preferred Stocks	$2,674	$-	$-
Common Stocks	844,700	-	-
Convertible Preferred Stocks	9,505	-	-
Short-Term Investments	10,873	-	-
Total Assets:	$867,752	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of mid cap domestic companies selected on the basis of their potential for capital appreciation.	$1.4 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in common stocks of mid cap companies selected on the basis of their potential for capital appreciation. The Portfolio focuses on companies that are determined to be of high quality. The key characteristics of high quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and/or a strong management team. The Portfolio seeks to reduce overall risk by diversifying across sectors, industry groups and companies. The Portfolio’s sector exposure relative to its benchmark is driven by an investment process which relies on fundamental company analysis and individual stock selection.

MARKET OVERVIEW

U.S. equities advanced during 2021, despite markets contending with pandemic uncertainty, fluctuating economic growth projections and heightened concerns over U.S. Federal Reserve (Fed) policy actions. Inflation continued to increase amidst severe supply and labor shortages, rising energy prices and heightened demand for goods and services. Concerns that inflation could persist for longer than expected prompted the Fed to announce an accelerated tapering of asset purchases. The Fed also projected three interest rate increases in 2022, up from its September 2021 forecast of one increase. The rapid spread of the Omicron variant of COVID-19 prompted a renewal of restrictions and event cancellations late in 2021. Returns during the period varied by market capitalization, with large- and mid-capitalization stocks outperforming small-capitalization stocks.

PORTFOLIO RESULTS

The Portfolio returned 10.18% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Russell Midcap® Growth Index (the “Index”), returned 12.73%. (The Index is unmanaged, cannot be invested in directly, and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the Mid Cap Growth Funds peer group was 13.23%.

Weak stock selection within the Health Care, Real Estate and Information Technology sectors detracted the most from the Portfolio’s return. In the Health Care sector, out-of-benchmark positions in Allakos, Inc. and ChemoCentryx, Inc., and an overweight position in Reata Pharmaceuticals, Inc. led to the decline. Allakos, Inc. declined sharply at the end of the period after the company reported disappointing results from studies of the pipeline drug Lirentelimab for the treatment of eosinophil gastrointestinal diseases. Reata Pharmaceuticals, Inc. declined at the end of 2021, following a Food and Drug Administration (FDA) panel’s unanimous vote that the benefits of the company’s kidney disease drug, Bardoxolone methyl, do not outweigh the risks. Additionally, an FDA panel’s surprising split vote on the question of whether the risk-benefit profile of the drug Tavneos supports approval, due to efficacy concerns, weighed negatively on ChemoCentryx stocks.

On the upside, strong selection in the Consumer Discretionary, Financials and Communication Services sectors contributed to the Portfolio’s return. Sector allocation, a residual of the Portfolio’s bottom-up stock selection process, contributed to relative performance, led by the Portfolio’s overweight position in the Real Estate sector and underweight position in the Communication Services sector.

The top contributors to the Portfolio’s performance included overweight positions in Information Technology companies Coherent, Inc. and Teradata Corp. Coherent, Inc. advanced during the period after the laser equipment maker accepted a bid from II-VI, Inc. that will exchange each Coherent, Inc. share for $220 in cash and 0.91 shares of II-VI, Inc. Teradata Corp. contributed, as the company provided enthusiastic guidance for 2021, highlighted by an aim to double cloud annual recurring revenue. An out-of-benchmark holding in Financials company Credit Acceptance Corp. also contributed. The subprime auto lender gained over the period after reporting a consolidated net income for the second quarter of 2021 of $288.6 million compared to $94.6 million for the same period in 2020.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

Mid Cap Growth Stock Portfolio (unaudited)

At the end of the period, the Portfolio was most overweight the Financials, Utilities and Real Estate sectors and most underweight the Information Technology, Consumer Discretionary and Energy sectors.

Our premise that specific pockets of the market were overvalued (notably high growth software businesses) and supported by continued, low interest rates is beginning to play out as 2022 begins. Physical inflation and labor inflation continue to be persistent across many sectors. Our focus on market leaders in the mid-capitalization segment of the market typically leads us to companies with strong pricing power dynamics, however we are seeing some degree of short-term impact to several companies held within the Portfolio. Additionally, from a historical perspective, strong demand trends have been able to overcome inflation cost pressures within the Portfolio.

Areas that excite us include electrical equipment and technology infrastructure businesses with strong demand stories trading at attractive valuations that have been completely left behind in this multi-year rally. With the recent rotation from growth to value, we are now getting an opportunity to allocate more towards some secular growth stories that have fallen to more reasonable valuations. In addition, we remain excited about our collection of Health Care holdings and see the potential for a significant rebound in that area.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Mid Cap Growth Stock Portfolio	10.18%	15.41%	12.23%
Russell MidCap® Growth Index	12.73%	19.83%	16.63%
Lipper® Variable Insurance Products (VIP) Mid Cap Growth Funds Average	13.23%	19.98%	15.73%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in medium-sized companies involves a greater degree of risk than investing in large company stocks. The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Genpact, Ltd.	2.3%
F5 Networks, Inc.	2.3%
Ingersoll-Rand, Inc.	2.2%
Credit Acceptance Corp.	2.1%
II-VI, Inc.	2.1%
NVR, Inc.	2.0%
Lumentum Holdings, Inc.	1.9%
Choice Hotels International, Inc.	1.8%
WEX, Inc.	1.7%
MKS Instruments, Inc.	1.7%

Mid Cap Growth Stock Portfolio (unaudited)

Sector Allocation 12/31/21

Sector	% of Net Assets
Information Technology	26.6%
Health Care	17.6%
Industrials	16.7%
Financials	12.3%
Consumer Discretionary	12.2%
Real Estate	4.7%
Materials	3.1%
Communication Services	3.0%
Utilities	2.6%
Consumer Staples	1.1%
Energy	0.1%
Short-Term Investments & Other Net Assets	0.0%

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (100.0%)	Shares/ Par +	Value $ (000’s)

Communication Services (3.0%)
Cable One, Inc.	11,693	20,620
CarGurus, Inc. *	317,234	10,672
Zynex, Inc. *	1,443,446	9,238

Total		40,530

Consumer Discretionary (12.2%)
Arrival SA *	366,968	2,723
CarMax, Inc. *	93,498	12,176
Carter’s, Inc.	138,265	13,995
Chewy, Inc. *	101,911	6,010
Choice Hotels International, Inc.	154,804	24,148
Etsy, Inc. *	100,848	22,080
Hyatt Hotels Corp. - Class A *	80,822	7,751
NVR, Inc. *	4,627	27,340
PVH Corp.	137,069	14,619
Under Armour, Inc. - Class C *	660,477	11,915
Vizio Holding Corp. *	299,188	5,813
YETI Holdings, Inc. *	238,515	19,756

Total		168,326

Consumer Staples (1.1%)
Lamb Weston Holdings, Inc.	225,175	14,271
Performance Food Group Co. *	14,181	651

Total		14,922

Energy (0.1%)
Cabot Oil & Gas Corp.	75,054	1,426

Total		1,426

Financials (12.3%)
Credit Acceptance Corp. *	42,896	29,499
Cullen / Frost Bankers, Inc.	101,236	12,763
Erie Indemnity Co.	28,213	5,435
First Citizens BancShares, Inc. - Class A	20,435	16,958
First Republic Bank	81,044	16,736
FNF Group	214,392	11,187
Globe Life, Inc.	100,619	9,430
Hamilton Lane, Inc.	70,230	7,277
M&T Bank Corp.	95,734	14,703
Markel Corp. *	14,192	17,513
Prosperity Bancshares, Inc.	153,494	11,098
W.R. Berkley Corp.	96,431	7,945

Common Stocks (100.0%)	Shares/ Par +	Value $ (000’s)

Financials continued
White Mountains Insurance Group, Ltd.	8,494	8,612

Total		169,156

Health Care (17.6%)
Alnylam Pharmaceuticals, Inc. *	17,830	3,024
Apellis Pharmaceuticals, Inc. *	315,669	14,925
Arena Pharmaceuticals, Inc. *	97,053	9,020
Bio-Techne Corp.	4,065	2,103
Encompass Health Corp.	84,375	5,506
Exact Sciences Corp. *	124,323	9,676
ICON PLC *	64,461	19,963
Inari Medical, Inc. *	68,343	6,238
Insulet Corp. *	5,499	1,463
Integra LifeSciences Holdings Corp. *	294,829	19,751
Iovance Biotherapeutics, Inc. *	559,358	10,678
Jazz Pharmaceuticals PLC *	143,534	18,286
Kodiak Sciences, Inc. *	118,949	10,084
Masimo Corp. *	6,919	2,026
Mirati Therapeutics, Inc. *	50,579	7,419
Molina Healthcare, Inc. *	51,033	16,233
NeoGenomics, Inc. *	126,427	4,314
Nevro Corp. *	48,361	3,921
PTC Therapeutics, Inc. *	292,958	11,668
Reata Pharmaceuticals, Inc. *	141,509	3,732
Sage Therapeutics, Inc. *	280,183	11,919
Syneos Health, Inc. *	136,372	14,003
Teleflex, Inc.	44,889	14,745
Ultragenyx Pharmaceutical, Inc. *	140,936	11,851
United Therapeutics Corp. *	45,534	9,839

Total		242,387

Common Stocks (100.0%)	Shares/ Par +	Value $ (000’s)

Industrials (16.7%)
AMERCO	22,882	16,618
Axon Enterprise, Inc. *	90,591	14,223
Builders FirstSource, Inc. *	133,375	11,432
Dun & Bradstreet Holdings, Inc. *	690,208	14,142
GFL Environmental, Inc.	410,345	15,532
Graco, Inc.	97,767	7,882
IAA, Inc. *	107,625	5,448
IDEX Corp.	96,708	22,854
Ingersoll-Rand, Inc.	493,082	30,507
J.B. Hunt Transport Services, Inc.	17,216	3,519
Knight-Swift Transportation Holdings, Inc.	274,889	16,752
Lennox International, Inc.	59,856	19,415
Lincoln Electric Holdings, Inc.	106,992	14,922
The Middleby Corp. *	45,859	9,023
Science Applications International Corp.	91,342	7,635
Wabtec Corp.	94,229	8,679
Watsco, Inc.	34,074	10,661

Total		229,244

Information Technology (26.6%)
Black Knight, Inc. *	84,697	7,021
CDW Corp.	67,431	13,809
CommScope Holding Co., Inc. *	1,094,215	12,080
Digital Turbine, Inc. *	204,021	12,443
F5 Networks, Inc. *	127,837	31,283
First Solar, Inc. *	266,467	23,225
Flex, Ltd. *	1,172,462	21,491
Genpact, Ltd.	598,181	31,751
Guidewire Software, Inc. *	121,247	13,765
II-VI, Inc. *	423,274	28,922
Informatica, Inc. *	245,772	9,089
LiveRamp Holdings, Inc. *	181,250	8,691
Lumentum Holdings, Inc. *	244,960	25,909
MKS Instruments, Inc.	133,892	23,320
National Instruments Corp.	112,516	4,914
Olo, Inc. *	243,904	5,076
Q2 Holdings, Inc. *	130,748	10,387
Shift4 Payments, Inc. *	178,271	10,327
Silicon Laboratories, Inc. *	68,070	14,051

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio

Common Stocks (100.0%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Synaptics, Inc. *	65,811	19,053
Teradata Corp. *	358,692	15,234
WEX, Inc. *	168,932	23,716

Total		365,557

Materials (3.1%)
Element Solutions, Inc.	738,184	17,923
Silgan Holdings, Inc.	258,246	11,063
Steel Dynamics, Inc.	220,715	13,700

Total		42,686

Real Estate (4.7%)
Life Storage, Inc.	137,218	21,019
PS Business Parks, Inc.	33,174	6,110
Redfin Corp. *	182,995	7,025
Rexford Industrial Realty, Inc.	209,766	17,014
Store Capital Corp.	392,922	13,516

Total		64,684

Utilities (2.6%)
Black Hills Corp.	127,317	8,985
NiSource, Inc.	203,634	5,622
UGI Corp.	468,197	21,495

Total		36,102

Total Common Stocks
(Cost: $1,057,819)		1,375,020

Short-Term Investments (0.1%)

Money Market Funds (0.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	1,639,058	1,639

Total		1,639

Total Short-Term Investments
(Cost: $1,639)		1,639

Total Investments (100.1%)
(Cost: $1,059,458)@		1,376,659

Other Assets, Less
Liabilities (-0.1%)		(1,091)

Net Assets (100.0%)		1,375,568

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,065,384 and the net unrealized appreciation of investments based on that cost was $311,275 which is comprised of $371,338 aggregate gross unrealized appreciation and $60,063 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Growth Stock Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

Description	Valuation Inputs
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,375,020	$-	$-
Short-Term Investments	1,639	-	-
Total Assets:	$1,376,659	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P MidCap 400® Index.	Invest in stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$1.3 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Index 400 Stock Portfolio (“the Portfolio”), has engaged Northern Trust Investments, Inc. (“Northern Trust”) to act as sub-adviser for the Portfolio. The Portfolio seeks investment results that approximate the performance of the S&P MidCap 400® Index, which is composed of the stocks of companies whose capitalizations generally are smaller than those of companies that comprise the S&P 500® Index. The S&P MidCap 400® Index does not include the stocks of the very large companies that account for most of the weighting in the S&P 500® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in the stocks that make up the S&P MidCap 400® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in equity index futures and exchange traded funds for cash management and liquidity purposes and to help achieve full replication.

MARKET OVERVIEW

U.S. equity markets gained during the reporting period, supported by a broad economic recovery following the COVID- 19-related disruptions of 2020, to reach a series of record highs throughout the year. The widespread distribution of vaccines helped consumers return to their pre-pandemic activities and spending habits. The Federal Reserve maintained its accommodative policy stance during the year, with near-zero interest rates and bond-buying programs continuing to provide monetary stimulus. Rising raw material costs and energy prices, higher wages and supply-chain constraints led to a significant increase in inflation. However, the strong growth in consumer spending helped boost corporate earnings.

In this environment, large cap stocks, as represented by the S&P 500® Index, posted a return of 28.71%, outperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned 24.76% and 26.82%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg® U.S. Aggregate Index, returned (1.54%), while the Bloomberg® U.S. Corporate High Yield Index advanced 5.28%.

PORTFOLIO RESULTS

The Index 400 Stock Portfolio delivered a total return of 24.46% for the twelve months ended December 31, 2021. By comparison, the S&P MidCap 400® Index (“the Index”) returned 24.76%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) Portfolio performance slightly lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with the use of equity index futures contracts. According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the S&P Midcap 400® Index Funds peer group was 24.14%.

All eleven of the Portfolio’s sectors advanced for the reporting period. The Industrials sector was the largest contributor to the Portfolio’s return, as companies innovated to meet the needs of customers navigating the impacts of the prolonged COVID-19 pandemic. Machinery companies benefitted from technological advances, such as increased cloud connectivity, as well as mergers and acquisition activity that helped them broaden their product portfolios. Companies in the commercial services and supplies sector saw increased demand for their offerings to help address various pandemic-driven needs, from supporting clinical trials to remote customer services. Labor shortages and a housing supply-demand imbalance supported companies in the building products industry.

The Financials sector also contributed to the Portfolio’s return, as lending and underwriting activity increased in the wake of a broader U.S. economic recovery following the disruptions of 2020. Banks benefitted from expansion into new and specialist markets, such as digital currencies and China, as well as through an increase in loan underwriting later in the year. Insurance companies were buoyed by strong pricing, which helped drive profitability amid increased renewal rates.

Stocks in the Consumer Discretionary sector also advanced, as the availability of vaccines encouraged more travel and leisure among consumers. Companies in the hotel, restaurants and leisure industry were supported by an increase in domestic travel, with more Americans opting to visit locations closer to home. Gaming companies that brought betting direct to consumers also performed well. The specialty retail sector continued to benefit from consumer interest in at-home activities, such as home decor and health and wellness.

Index 400 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Index 400 Stock Portfolio	24.46%	12.80%	13.91%
S&P MidCap 400® Index	24.76%	13.07%	14.19%
Lipper® Variable Insurance Products (VIP) S&P Midcap 400 Index Funds	24.14%	12.53%	13.59%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Investing in medium-sized companies involves a greater degree of risk than investing in large company stocks.

The Portfolio may invest in exchange traded funds and derivative instruments, such as equity index futures for cash management and liquidity purposes to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Molina Healthcare, Inc.	0.7%
Camden Property Trust	0.7%
Builders FirstSource, Inc.	0.7%
Trex Co., Inc.	0.6%
Masimo Corp.	0.6%
Medical Properties Trust, Inc.	0.6%
Nordson Corp.	0.6%
Cognex Corp.	0.6%
Graco, Inc.	0.6%
Repligen Corp.	0.6%

Sector Allocation 12/31/21

Sector	% of Net Assets
Industrials	18.1%
Consumer Discretionary	15.3%
Information Technology	14.7%
Financials	13.5%
Real Estate	10.2%
Health Care	9.8%
Materials	6.7%
Consumer Staples	3.4%
Utilities	3.3%
Energy	2.1%
Communication Services	1.7%
Short-Term Investments & Other Net Assets	1.2%

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)
Communication Services (1.7%)
Cable One, Inc.	2,654	4,680
Iridium Communications, Inc. *	70,781	2,923
John Wiley & Sons, Inc. - Class A	23,314	1,335
The New York Times Co. - Class A	89,462	4,321
TEGNA, Inc.	118,469	2,199
TripAdvisor, Inc. *	53,044	1,446
World Wrestling Entertainment, Inc.- Class A	23,990	1,184
Yelp, Inc. *	36,785	1,333
Ziff Davis, Inc. *	25,819	2,862

Total		22,283

Consumer Discretionary (15.3%)
Adient PLC *	50,470	2,417
American Eagle Outfitters, Inc.	82,155	2,080
AutoNation, Inc. *	21,411	2,502
Boyd Gaming Corp. *	43,909	2,879
Brunswick Corp.	41,279	4,158
Callaway Golf Co. *	62,738	1,722
Capri Holdings, Ltd. *	80,488	5,225
Carter’s, Inc.	22,628	2,290
Choice Hotels International, Inc.	17,573	2,741
Churchill Downs, Inc.	18,430	4,440
Columbia Sportswear Co.	18,515	1,804
Cracker Barrel Old Country Store, Inc.	12,627	1,624
Crocs, Inc. *	31,509	4,040
Dana Holding Corp.	76,830	1,753
Deckers Outdoor Corp. *	14,697	5,384
Dick’s Sporting Goods, Inc.	34,699	3,990
Five Below, Inc. *	29,998	6,206
Foot Locker, Inc.	48,376	2,111
Fox Factory Holding Corp. *	22,548	3,835
GameStop Corp. - Class A *	33,173	4,923
Gentex Corp.	126,449	4,407
The Goodyear Tire & Rubber Co. *	150,482	3,208
Graham Holdings Co. - Class B	2,145	1,351
Grand Canyon Education, Inc. *	21,439	1,838
H&R Block, Inc.	94,283	2,221

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Consumer Discretionary continued
Hanesbrands, Inc.	186,957	3,126
Harley-Davidson, Inc.	82,413	3,106
Helen of Troy, Ltd. *	12,917	3,158
Jack in the Box, Inc.	11,610	1,016
KB Home	45,889	2,053
Kohl’s Corp.	80,607	3,981
Lear Corp.	31,930	5,842
Leggett & Platt, Inc.	71,408	2,939
Lithia Motors, Inc. - Class A	16,215	4,815
Macy’s, Inc.	165,831	4,341
Marriott Vacations Worldwide Corp.	22,803	3,853
Mattel, Inc. *	187,600	4,045
Murphy USA, Inc.	12,644	2,519
Nordstrom, Inc. *	59,301	1,341
Ollie’s Bargain Outlet Holdings, Inc. *	32,408	1,659
Papa John’s International, Inc.	17,327	2,313
Polaris Industries, Inc.	30,542	3,357
Restoration Hardware, Inc. *	9,288	4,978
Scientific Games Corp. - Class A *	51,674	3,453
Service Corp. International	88,259	6,266
Six Flags Entertainment Corp. *	41,435	1,764
Skechers USA, Inc. - Class A *	72,232	3,135
Taylor Morrison Home Corp. *	65,798	2,300
Tempur Sealy International, Inc.	103,067	4,847
Texas Roadhouse, Inc.	37,285	3,329
Thor Industries, Inc.	29,730	3,085
Toll Brothers, Inc.	61,245	4,434
TopBuild Corp. *	17,627	4,863
Travel + Leisure Co.	46,205	2,554
TRI Pointe Homes, Inc. *	59,515	1,660
Urban Outfitters, Inc. *	35,311	1,037
Victoria’s Secret & Co. *	38,796	2,155
Visteon Corp. *	15,012	1,668
The Wendy’s Co.	94,354	2,250
Williams-Sonoma, Inc.	39,776	6,727
Wingstop, Inc.	15,967	2,759
Wyndham Hotels & Resorts, Inc.	49,883	4,472
YETI Holdings, Inc. *	46,931	3,887

Total		204,236

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Consumer Staples (3.4%)
BJ’s Wholesale Club Holdings, Inc. *	73,109	4,896
The Boston Beer Co., Inc. - Class A *	5,026	2,539
Casey’s General Stores, Inc.	19,871	3,922
Coty, Inc. - Class A *	179,686	1,887
Darling Ingredients, Inc. *	86,641	6,003
Energizer Holdings, Inc.	33,691	1,351
Flowers Foods, Inc.	106,441	2,924
Grocery Outlet Holding Corp. *	46,775	1,323
The Hain Celestial Group, Inc. *	49,552	2,111
Ingredion, Inc.	35,637	3,444
Lancaster Colony Corp.	10,620	1,759
Nu Skin Enterprises, Inc.	26,726	1,356
Performance Food Group Co. *	82,618	3,791
Pilgrim’s Pride Corp. *	25,800	728
Post Holdings, Inc. *	31,354	3,534
Sanderson Farms, Inc.	11,361	2,171
Sprouts Farmers Market, Inc. *	60,079	1,783

Total		45,522

Energy (2.1%)
Antero Midstream Corp.	173,835	1,683
ChampionX Corp. *	108,197	2,187
CNX Resources Corp. *	113,099	1,555
DT Midstream, Inc.	51,788	2,485
EQT Corp. *	161,883	3,531
Equitrans Midstream Corp.	217,644	2,250
HollyFrontier Corp.	80,022	2,623
Murphy Oil Corp.	77,739	2,030
NOV, Inc.	209,196	2,834
Targa Resources Corp.	122,599	6,404

Total		27,582

Financials (13.5%)
Affiliated Managers Group, Inc.	21,761	3,580
Alleghany Corp. *	7,331	4,894
American Financial Group, Inc.	35,423	4,864
Associated Banc-Corp.	80,319	1,814
Bank of Hawaii Corp.	21,674	1,815
Bank OZK	64,745	3,013

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Financials continued
Brighthouse Financial, Inc. *	42,739	2,214
Cadence Bank	104,892	3,125
Cathay General Bancorp	41,502	1,784
CIT Group, Inc.	53,093	2,726
CNO Financial Group, Inc.	66,048	1,575
Commerce Bancshares, Inc.	59,435	4,086
Cullen / Frost Bankers, Inc.	30,362	3,828
East West Bancorp, Inc.	75,977	5,978
Essent Group, Ltd.	58,996	2,686
Evercore, Inc. - Class A	20,895	2,839
F.N.B. Corp.	170,610	2,069
Federated Investors, Inc. - Class B	51,649	1,941
First American Financial Corp.	58,768	4,597
First Financial Bankshares, Inc.	68,649	3,490
First Horizon National Corp.	289,440	4,727
FirstCash Holdings, Inc.	21,402	1,601
Fulton Financial Corp.	86,476	1,470
Glacier Bancorp, Inc.	58,072	3,293
Hancock Holding Co.	46,477	2,325
Hanover Insurance Group, Inc.	19,048	2,496
Home BancShares, Inc.	80,702	1,965
Interactive Brokers Group, Inc. - Class A	46,780	3,715
International Bancshares Corp.	28,509	1,208
Janus Henderson Group PLC	91,271	3,828
Jefferies Financial Group, Inc.	105,196	4,082
Kemper Corp.	32,041	1,884
Kinsale Capital Group, Inc.	11,484	2,732
Mercury General Corp.	14,099	748
MGIC Investment Corp.	174,308	2,514
Navient Corp.	86,289	1,831
New York Community Bancorp, Inc.	248,948	3,040
Old Republic International Corp.	152,919	3,759
PacWest Bancorp	62,784	2,836
Pinnacle Financial Partners, Inc.	40,761	3,893
Primerica, Inc.	21,149	3,241
PROG Holdings, Inc. *	30,357	1,369
Prosperity Bancshares, Inc.	49,359	3,569

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Financials continued
Reinsurance Group of America, Inc.	36,195	3,963
RenaissanceRe Holdings, Ltd.	24,636	4,172
RLI Corp.	21,322	2,390
SEI Investments Co.	56,786	3,461
Selective Insurance Group, Inc.	32,197	2,638
SLM Corp.	156,965	3,087
Sterling Bancorp	103,163	2,661
Stifel Financial Corp.	55,756	3,926
Synovus Financial Corp.	77,888	3,728
Texas Capital Bancshares, Inc. *	27,096	1,633
UMB Financial Corp.	23,037	2,444
Umpqua Holdings Corp.	115,944	2,231
United Bankshares, Inc.	72,979	2,648
Unum Group	109,447	2,689
Valley National Bancorp	217,846	2,995
Voya Financial, Inc.	59,424	3,940
Washington Federal, Inc.	34,903	1,165
Webster Financial Corp.	48,500	2,708
Wintrust Financial Corp.	30,513	2,771

Total		180,294

Health Care (9.8%)
Acadia Healthcare Co., Inc. *	48,157	2,923
Amedisys, Inc. *	17,455	2,826
Arrowhead Pharmaceuticals, Inc. *	55,818	3,701
Bruker Corp.	54,396	4,564
Chemed Corp.	8,243	4,361
Encompass Health Corp.	53,262	3,476
Envista Holdings Corp. *	86,385	3,893
Exelixis, Inc. *	169,400	3,097
Globus Medical, Inc. - Class A *	42,319	3,056
Haemonetics Corp. *	27,363	1,451
Halozyme Therapeutics, Inc. *	75,366	3,031
HealthEquity, Inc. *	44,715	1,978
ICU Medical, Inc. *	10,689	2,537
Integra LifeSciences Holdings Corp. *	38,997	2,612
Jazz Pharmaceuticals PLC *	32,908	4,193
LHC Group, Inc. *	16,958	2,327
LivaNova PLC *	28,494	2,491

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Masimo Corp. *	27,199	7,963
Medpace Holdings, Inc. *	15,394	3,350
Molina Healthcare, Inc. *	31,267	9,945
Neogen Corp. *	57,550	2,613
Neurocrine Biosciences, Inc. *	50,792	4,326
NuVasive, Inc. *	27,700	1,454
Option Care Health, Inc. *	74,154	2,109
Patterson Cos., Inc.	46,379	1,361
Penumbra, Inc. *	18,801	5,402
Perrigo Co. PLC	71,628	2,786
Progyny, Inc. *	37,285	1,877
Quidel Corp. *	20,303	2,741
R1 RCM, Inc. *	71,340	1,819
Repligen Corp. *	27,528	7,291
STAAR Surgical Co. *	25,485	2,327
Syneos Health, Inc. *	55,514	5,700
Tandem Diabetes Care, Inc. *	34,011	5,119
Tenet Healthcare Corp. *	57,353	4,685
United Therapeutics Corp. *	24,113	5,210

Total		130,595

Industrials (18.1%)
Acuity Brands, Inc.	18,700	3,959
AECOM *	77,127	5,966
AGCO Corp.	32,856	3,812
ASGN, Inc. *	27,894	3,442
Avis Budget Group, Inc. *	21,458	4,450
Axon Enterprise, Inc. *	35,162	5,520
The Brink’s Co.	26,357	1,728
Builders FirstSource, Inc. *	102,523	8,787
Carlisle Cos., Inc.	27,992	6,945
Clean Harbors, Inc. *	26,798	2,674
Colfax Corp. *	72,105	3,315
Crane Co.	26,726	2,719
Curtiss-Wright Corp.	21,001	2,912
Donaldson Co., Inc.	66,171	3,921
Dycom Industries, Inc. *	16,151	1,514
EMCOR Group, Inc.	28,578	3,641
EnerSys	22,473	1,777
Flowserve Corp.	69,736	2,134
Fluor Corp. *	75,705	1,875
FTI Consulting, Inc. *	18,355	2,816
GATX Corp.	19,008	1,980
Graco, Inc.	91,001	7,337
GXO Logistics, Inc. *	52,783	4,794
Herman Miller, Inc.	40,564	1,590
Hexcel Corp. *	44,914	2,327
Hubbell, Inc.	29,132	6,067

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Industrials continued
IAA, Inc. *	72,190	3,654
Insperity, Inc.	19,170	2,264
ITT, Inc.	45,826	4,683
JetBlue Airways Corp. *	170,305	2,425
Kennametal, Inc.	44,788	1,608
Kirby Corp. *	32,178	1,912
Knight-Swift Transportation Holdings, Inc.	88,842	5,414
Landstar System, Inc.	20,402	3,652
Lennox International, Inc.	18,021	5,845
Lincoln Electric Holdings, Inc.	31,617	4,410
ManpowerGroup, Inc.	29,039	2,826
MasTec, Inc. *	30,631	2,827
Mercury Systems, Inc. *	30,326	1,670
The Middleby Corp. *	29,782	5,860
MSA Safety, Inc.	19,520	2,947
MSC Industrial Direct Co., Inc. - Class A	25,067	2,107
Nordson Corp.	28,935	7,386
nVent Electric PLC	90,075	3,423
Oshkosh Corp.	36,746	4,142
Owens Corning, Inc.	53,798	4,869
Regal Beloit Corp.	36,280	6,174
Ryder System, Inc.	28,741	2,369
Saia, Inc. *	14,101	4,752
Simpson Manufacturing Co., Inc.	23,254	3,234
Stericycle, Inc. *	49,182	2,933
Sunrun, Inc. *	110,833	3,802
Terex Corp.	37,379	1,643
Tetra Tech, Inc.	28,947	4,915
The Timken Co.	36,954	2,561
The Toro Co.	56,985	5,693
Trex Co., Inc. *	61,630	8,322
Trinity Industries, Inc.	43,762	1,322
Univar Solutions, Inc. *	91,538	2,595
Valmont Industries, Inc.	11,362	2,846
Vicor Corp. *	11,488	1,459
Watsco, Inc.	17,683	5,533
Werner Enterprises, Inc.	32,717	1,559
Woodward, Inc.	33,762	3,696
XPO Logistics, Inc. *	52,812	4,089

Total		241,423

Information Technology (14.7%)
ACI Worldwide, Inc. *	62,929	2,184
Alliance Data Systems Corp.	26,650	1,774
Amkor Technology, Inc.	53,688	1,331
Arrow Electronics, Inc. *	37,292	5,007
Aspen Technology, Inc. *	35,828	5,453
Avnet, Inc.	53,123	2,190

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Belden, Inc.	24,042	1,580
Blackbaud, Inc. *	22,251	1,757
Brooks Automation, Inc.	39,809	4,105
CACI International, Inc. - Class A *	12,471	3,357
CDK Global, Inc.	63,366	2,645
Cerence, Inc. *	20,351	1,560
Ciena Corp. *	82,950	6,385
Cirrus Logic, Inc. *	30,497	2,806
Cognex Corp.	94,664	7,361
Coherent, Inc. *	13,135	3,501
CommVault Systems, Inc. *	24,260	1,672
Concentrix Corp.	22,969	4,103
Digital Turbine, Inc. *	47,078	2,871
Envestnet, Inc. *	29,256	2,321
Fair Isaac Corp. *	14,647	6,352
First Solar, Inc. *	52,945	4,615
Genpact, Ltd.	92,617	4,916
II-VI, Inc. *	56,820	3,883
Jabil Circuit, Inc.	76,745	5,399
KBR, Inc.	75,098	3,576
Kyndryl Holdings, Inc. *	95,919	1,736
Lattice Semiconductor Corp. *	73,328	5,651
Littelfuse, Inc.	13,189	4,150
LiveRamp Holdings, Inc. *	36,455	1,748
Lumentum Holdings, Inc. *	38,707	4,094
Manhattan Associates, Inc. *	33,885	5,269
MAXIMUS, Inc.	32,910	2,622
Mimecast, Ltd. *	33,057	2,630
MKS Instruments, Inc.	29,695	5,172
National Instruments Corp.	70,628	3,084
NCR Corp. *	70,673	2,841
Paylocity Holding Corp. *	21,212	5,009
Power Integrations, Inc.	32,310	3,001
Qualys, Inc. *	17,878	2,453
Sabre Corp. *	173,166	1,488
SailPoint Technologies Holdings, Inc. *	49,927	2,414
Science Applications International Corp.	30,819	2,576
Semtech Corp. *	34,492	3,067
Silicon Laboratories, Inc. *	21,509	4,440
Sitime Corp. *	8,024	2,347
SunPower Corp. *	44,469	928
Synaptics, Inc. *	21,025	6,087
SYNNEX Corp.	22,105	2,528
Teradata Corp. *	58,091	2,467
Universal Display Corp.	23,216	3,831
ViaSat, Inc. *	39,325	1,752

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Vishay Intertechnology, Inc.	71,103	1,555
Vontier Corp.	90,513	2,782
Western Union Co.	215,198	3,839
WEX, Inc. *	23,996	3,369
Wolfspeed, Inc. *	62,048	6,935
Xerox Holdings Corp.	73,577	1,666

Total		196,235

Materials (6.7%)
Alcoa Corp.	100,196	5,970
AptarGroup, Inc.	35,249	4,317
Ashland Global Holdings, Inc.	30,242	3,256
Avient Corp.	48,992	2,741
Cabot Corp.	30,401	1,709
The Chemours Co.	87,462	2,935
Cleveland-Cliffs, Inc. *	243,646	5,304
CMC Materials, Inc.	15,219	2,917
Commercial Metals Co.	64,565	2,343
Compass Minerals International, Inc.	18,078	923
Eagle Materials, Inc.	21,777	3,625
Grief, Inc. - Class A	14,236	859
Ingevity Corp. *	21,042	1,509
Louisiana-Pacific Corp.	47,111	3,691
Minerals Technologies, Inc.	17,713	1,296
NewMarket Corp.	3,699	1,268
Olin Corp.	76,802	4,418
Reliance Steel & Aluminum Co.	33,545	5,442
Royal Gold, Inc.	35,172	3,700
RPM International, Inc.	69,447	7,014
The Scotts Miracle-Gro Co. - Class A	21,810	3,511
Sensient Technologies Corp.	22,507	2,252
Silgan Holdings, Inc.	44,924	1,925
Sonoco Products Co.	52,634	3,047
Steel Dynamics, Inc.	100,952	6,266
United States Steel Corp.	144,689	3,445
Valvoline, Inc.	96,777	3,609
Worthington Industries, Inc.	17,310	946

Total		90,238

Real Estate (10.2%)
American Campus Communities, Inc.	74,496	4,268
Apartment Income REIT Corp.	84,056	4,595
Brixmor Property Group, Inc.	159,011	4,041
Camden Property Trust	54,713	9,776
Corporate Office Properties Trust	60,143	1,682

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Real Estate continued
Cousins Properties, Inc.	79,603	3,206
CyrusOne, Inc.	67,941	6,096
Douglas Emmett, Inc.	93,951	3,147
EastGroup Properties, Inc.	21,779	4,962
EPR Properties	40,052	1,902
First Industrial Realty Trust, Inc.	69,747	4,617
Healthcare Realty Trust, Inc.	78,973	2,499
Highwoods Properties, Inc.	55,874	2,491
Hudson Pacific Properties, Inc.	81,617	2,017
JBG SMITH Properties	61,422	1,764
Jones Lang LaSalle, Inc. *	27,021	7,278
Kilroy Realty Corp.	56,114	3,729
Kite Realty Group Trust	117,249	2,554
Lamar Advertising Co. - Class A	46,484	5,639
Life Storage, Inc.	43,909	6,726
The Macerich Co.	114,065	1,971
Medical Properties Trust, Inc.	319,196	7,543
National Retail Properties, Inc.	94,004	4,519
National Storage Affiliates Trust	43,865	3,036
OMEGA Healthcare Investors, Inc.	127,917	3,785
Park Hotels & Resorts, Inc. *	126,616	2,391
Pebblebrook Hotel Trust	70,367	1,574
Physicians Realty Trust	117,914	2,220
Potlatch Corp.	35,921	2,163
PS Business Parks, Inc.	10,770	1,984
Rayonier, Inc.	76,645	3,093
Rexford Industrial Realty, Inc.	81,091	6,577
Sabra Health Care REIT, Inc.	122,405	1,657
SL Green Realty Corp.	35,720	2,561
Spirit Realty Capital, Inc.	66,018	3,181
Store Capital Corp.	131,365	4,519
Urban Edge Properties	58,987	1,121

Total		136,884

Utilities (3.3%)
ALLETE, Inc.	28,152	1,868
Black Hills Corp.	34,161	2,411
Essential Utilities, Inc.	123,134	6,611
Hawaiian Electric Industries, Inc.	58,525	2,429
IDACORP, Inc.	27,044	3,064

Common Stocks (98.8%)	Shares/ Par +	Value $ (000’s)

Utilities continued
MDU Resources Group, Inc.	108,874	3,358
National Fuel Gas Co.	48,820	3,121
New Jersey Resources Corp.	51,628	2,120
NorthWestern Corp.	28,196	1,612
OGE Energy Corp.	107,161	4,113
ONE Gas, Inc.	28,685	2,225
PNM Resources, Inc.	45,971	2,097
Southwest Gas Holdings, Inc.	32,326	2,264
Spire, Inc.	27,670	1,804
UGI Corp.	111,951	5,140

Total		44,237

Total Common Stocks (Cost: $858,465)		1,319,529

Short-Term Investments (1.1%)

Governments (0.0%)
US Treasury 0.000%, 1/27/22 ß	915,000	915

Total		915

Money Market Funds (1.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	14,526,884	14,527

Total		14,527

Total Short-Term Investments
(Cost: $15,442)		15,442

Total Investments (99.9%)
(Cost: $873,907)@		1,334,971

Other Assets, Less
Liabilities (0.1%)		966

Net Assets (100.0%)		1,335,937

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
E-Mini S&P MidCap 400 Futures	Long	USD	6	58	3/22	$16,458	$ 445	$4
							$ 445	$4

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$–	$4	$4	$–	$–	$–	$–

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

b

Cash or securities with an aggregate value of $915 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2021.

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $874,998 and the net unrealized appreciation of investments based on that cost was $460,419 which is comprised of $491,373 aggregate gross unrealized appreciation and $30,954 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks	$1,319,529	$-	$-
Short-Term Investments
Money Market Funds	14,527	-	-
All Others	-	915	-
Other Financial Instruments^
Futures	445	-	-
Total Assets:	$1,334,501	$915	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital growth. Current	Invest primarily in equity securities of mid-sized companies	$705 million
income is a secondary objective.	that are determined to be undervalued.

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Mid Cap Value Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of mid-sized companies that are determined to be undervalued at the time of purchase. In selecting securities, the Portfolio attempts to identify companies whose long-term earnings, cash flows and/or assets are not reflected in the current market price of their securities and hold each security until it has returned to favor in the market and the price has increased to, or is higher than, a level believed to more accurately reflect the fair value of the company.

MARKET OVERVIEW

Broad U.S. equity markets advanced strongly in 2021, buoyed by expanding COVID-19 vaccine availability, federal aid, positive economic news and strong corporate earnings reports. Stocks experienced minor volatility throughout the year, however, due to the emergence of the Delta and Omicron variants of the coronavirus, supply chain constraints, inflation concerns and labor shortages.

Mid-cap stocks as measured by the Russell family of indices outperformed small-cap stocks but underperformed large-cap stocks. Within mid-cap stocks, value stocks outperformed growth stocks for the reporting period.

PORTFOLIO RESULTS

The Portfolio returned 23.27% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Russell Midcap® Value Index (the “Index”), returned 28.34%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the Mid Cap Value Funds peer group was 29.07%.

The Financials sector detracted from the Portfolio’s return, despite an environment of strong equity markets and continued reopenings. Security selection in the Financials sector weighed negatively on the Portfolio’s return, particularly the portfolio managers’ preference for higher quality banks, investments in insurance and an underweight in the consumer finance industry.

The Health Care sector was another detractor from performance. In the medical equipment and devices industry, Zimmer Biomet Holdings declined as elective surgeries were delayed amid the surge of the Omicron variant late in 2021.

On the upside, the Industrials sector contributed to the Portfolio’s performance. The machinery and electrical equipment industries advanced, particularly electrical product provider nVent Electric. The Information Technology sector also contributed amid strong demand and pricing in both the semiconductor and semiconductor equipment industry and the technology hardware and equipment industry.

In the Energy sector, the exploration and production company ConocoPhillips advanced amid stronger commodity prices and the company’s continued strong execution. During the third quarter of 2021, the company released a ten-year financial plan and announced an attractively priced acquisition of assets from a competitor.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We continue to build the Portfolio bottom-up through our fundamental research, seeking higher quality, mid-sized companies temporarily selling at a discount to fair value.

Long-term demographic trends support demand for companies in the Health Care sector. Through our bottom-up process, we are finding quality companies with attractive risk/reward profiles, particularly in the health care providers and services and health care equipment and supplies industries.

Mid Cap Value Portfolio (unaudited)

The Portfolio remains overweight in the Consumer Staples sector. Despite a challenging environment from a cost inflation perspective, many consumer staples companies are generating strong returns on capital, buying back stock and growing dividends.

We also believe the Financials sector offers higher quality companies that fit our process. Our Financials positions include holdings in the banking, capital markets and insurance industries.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Mid Cap Value Portfolio	23.27%	9.55%	13.02%
Russell MidCap® Value Index	28.34%	11.22%	13.44%
Lipper® Variable Insurance Products (VIP) Mid Cap Value Funds Average	29.07%	11.03%	12.68%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investing in medium-sized companies involves a greater degree of risk than investing in large company stocks. The value of securities acquired in an IPO may rise or fall more rapidly than investments in more established issuers.

The Portfolio may invest in derivative instruments for cash management purposes or to hedge foreign currency exposure. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Zimmer Biomet Holdings, Inc.	3.1%
Northern Trust Corp.	2.4%
Cerner Corp.	2.3%
Conagra Brands, Inc.	2.1%
The Bank of New York Mellon Corp.	2.0%
Advance Auto Parts, Inc.	1.9%
Edison International	1.9%
Southwest Airlines Co.	1.8%
Emerson Electric Co.	1.8%
Sonoco Products Co.	1.8%

Mid Cap Value Portfolio (unaudited)

    Sector Allocation 12/31/21

Sector	% of Net Assets
Financials	19.5%
Health Care	16.9%
Industrials	13.7%
Consumer Staples	8.3%
Consumer Discretionary	7.8%
Utilities	7.7%
Real Estate	6.6%
Information Technology	6.1%
Materials	5.5%
Energy	4.5%
Short-Term Investments & Other Net Assets	2.0%
Communication Services	1.4%

Sector Allocation and Top 10 Holdings are subject to change.

Mid Cap Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (98.0%)	Shares/ Par +	Value $ (000’s)

Communication Services (1.4%)
Fox Corp. - Class B	282,148	9,669

Total		9,669

Consumer Discretionary (7.8%)
Advance Auto Parts, Inc.	57,014	13,677
BorgWarner, Inc.	225,275	10,153
Bridgestone Corp.	78,400	3,373
Cracker Barrel Old Country Store, Inc.	27,509	3,539
Dollar Tree, Inc. *	63,790	8,964
Honda Motor Co., Ltd., ADR	118,009	3,357
Polaris Industries, Inc.	45,005	4,947
Sodexo SA	77,387	6,789

Total		54,799

Consumer Staples (8.3%)
Conagra Brands, Inc.	427,696	14,606
General Mills, Inc.	78,860	5,313
The J.M. Smucker Co.	40,912	5,557
Kellogg Co.	71,279	4,592
Kimberly-Clark Corp.	55,339	7,909
Koninklijke Ahold Delhaize NV	293,663	10,075
Orkla ASA	526,244	5,276
Sysco Corp.	66,135	5,195

Total		58,523

Energy (4.5%)
Baker Hughes	295,248	7,104
ConocoPhillips	135,792	9,801
Devon Energy Corp.	201,139	8,860
Pioneer Natural Resources Co.	33,658	6,122

Total		31,887

Financials (19.5%)
AFLAC, Inc.	204,373	11,933
The Allstate Corp.	64,852	7,630
Ameriprise Financial, Inc.	23,942	7,222
Arthur J. Gallagher & Co.	16,004	2,715
The Bank of New York Mellon Corp.	236,321	13,726
Capitol Federal Financial, Inc.	248,342	2,814
Chubb, Ltd.	55,257	10,682
Commerce Bancshares, Inc.	18,368	1,263
First Hawaiian, Inc.	214,092	5,851

Common Stocks (98.0%)	Shares/ Par +	Value $ (000’s)

Financials continued
M&T Bank Corp.	52,458	8,057
Northern Trust Corp.	140,594	16,816
The Progressive Corp.	37,254	3,824
Prosperity Bancshares, Inc.	97,182	7,026
Reinsurance Group of America, Inc.	103,512	11,334
State Street Corp.	39,207	3,646
T. Rowe Price Group, Inc.	41,274	8,116
Truist Financial Corp.	186,138	10,898
Westamerica Bancorporation	73,207	4,226

Total		137,779

Health Care (16.9%)
AmerisourceBergen Corp.	37,672	5,006
Becton Dickinson and Co.	29,606	7,445
Cardinal Health, Inc.	150,181	7,733
Centene Corp. *	61,488	5,067
Cerner Corp.	175,555	16,304
Envista Holdings Corp. *	144,448	6,509
Henry Schein, Inc. *	144,734	11,221
Koninklijke Philips NV	120,393	4,437
McKesson Corp.	43,103	10,714
Quest Diagnostics, Inc.	62,986	10,897
Universal Health Services, Inc. - Class B	94,358	12,234
Zimmer Biomet Holdings, Inc.	170,899	21,711

Total		119,278

Industrials (13.7%)
BAE Systems PLC	984,152	7,324
Beacon Roofing Supply, Inc. *	65,362	3,748
Cummins, Inc.	15,114	3,297
Emerson Electric Co.	133,796	12,439
General Dynamics Corp.	45,494	9,484
Heartland Express, Inc.	282,822	4,757
Hubbell, Inc.	19,051	3,968
IMI PLC	20,239	476
MSC Industrial Direct Co., Inc. - Class A	124,726	10,484
nVent Electric PLC	282,129	10,721
Oshkosh Corp.	58,589	6,604
PACCAR, Inc.	73,948	6,527
Republic Services, Inc.	27,501	3,835

Common Stocks (98.0%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Southwest Airlines Co. *	301,966	12,936

Total		96,600

Information Technology (6.1%)
Amdocs, Ltd.	62,943	4,711
CDK Global, Inc.	106,269	4,436
Corning, Inc.	48,998	1,824
Euronet Worldwide, Inc. *	31,365	3,738
F5 Networks, Inc. *	30,036	7,350
HP, Inc.	259,553	9,777
Juniper Networks, Inc.	114,072	4,073
Open Text Corp.	154,518	7,337

Total		43,246

Materials (5.5%)
Amcor PLC	223,297	2,682
Axalta Coating Systems, Ltd. *	190,597	6,313
Mondi PLC	400,603	9,901
Packaging Corp. of America	52,201	7,107
Sonoco Products Co.	214,351	12,409

Total		38,412

Real Estate (6.6%)
Equinix, Inc.	7,257	6,138
Essex Property Trust, Inc.	19,111	6,732
Healthcare Trust of America, Inc.	222,412	7,426
Healthpeak Properties, Inc.	267,643	9,659
MGM Growth Properties LLC - Class A	180,732	7,383
Regency Centers Corp.	87,605	6,601
Weyerhaeuser Co.	58,500	2,409

Total		46,348

Utilities (7.7%)
Atmos Energy Corp.	61,341	6,427
Edison International	199,459	13,613
Evergy, Inc.	70,291	4,823
Eversource Energy	52,611	4,786
NorthWestern Corp.	175,714	10,044
Pinnacle West Capital Corp.	91,631	6,468
Spire, Inc.	71,676	4,675

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio

Common Stocks (98.0%)	Shares/ Par +	Value $ (000’s)

Utilities continued
Xcel Energy, Inc.	46,590	3,154

Total		53,990

Total Common Stocks
(Cost: $584,419)		690,531

Short-Term Investments (2.9%)

Money Market Funds (2.9%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	20,318,584	20,319

Total		20,319

Total Short-Term Investments
(Cost: $20,319)		20,319

Total Investments (100.9%)
(Cost: $604,738)@		710,850
Other Assets, Less
Liabilities (-0.9%)		(5,995)

Net Assets (100.0%)		704,855

Over the Counter Derivatives Forward Foreign Currency Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Goldman Sachs International	EUR	16,066	18,324	3/31/2022	$—	$(143)	$(143)
Sell	Goldman Sachs International	GBP	11,158	15,098	3/31/2022	—	(322)	(322)
Buy	Bank Of America, N.A.	JPY	23,945	209	3/31/2022	—	(2)	(2)
Sell	Bank Of America, N.A.	JPY	684,232	5,953	3/31/2022	75	—	75
Sell	Goldman Sachs International	NOK	39,488	4,477	3/31/2022	—	(107)	(107)
						$75	$(574)	$(499)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$75	–	$75	$(574)	–	–	$(574)

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2021.

The Accompanying Notes are an Integral Part of the Financial Statements.

Mid Cap Value Portfolio

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $611,263 and the net unrealized appreciation of investments based on that cost was $99,088 which is comprised of $109,259 aggregate gross unrealized appreciation and $10,171 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Consumer Discretionary	$51,426	$3,373	$-
Consumer Staples	53,247	5,276	-
All Others	577,209	-	-
Short-Term Investments	20,319	-	-
Other Financial Instruments^
Forward Foreign Currency Contracts	-	75	-
Total Assets:	$702,201	$8,724	$-
Liabilities:
Other Financial Instruments^
Forward Foreign Currency Contracts	-	(574)	-
Total Liabilities:	$-	$(574)	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small capitalization companies.	$830 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Growth Stock Portfolio (the “Portfolio”), has engaged Wellington Management Company LLP (“Wellington”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of small capitalization companies. The Portfolio’s investment process is derived from the observation that the quality and persistence of a company’s business is often not reflected in its current stock price. Central to the investment process is intense, fundamental research focused on uncovering companies with improving quality metrics, business momentum and attractive relative valuations.

MARKET OVERVIEW

U.S. equities advanced for the year 2021, despite markets contending with pandemic uncertainty, fluctuating economic growth projections and heightened concerns of U.S. Federal Reserve (Fed) policy actions. Inflation continued to increase amidst severe supply and labor shortages, rising energy prices and heightened demand for goods and services. Concerns that inflation could persist for longer than expected prompted the Fed to announce an accelerated tapering of asset purchases. The Fed also projected three interest rate increases in 2022, up from its September 2021 forecast of one increase. The rapid spread of the Omicron variant of COVID-19 prompted a renewal of restrictions and event cancellations late in 2021. Returns during the period varied by market capitalization, with large- and mid-capitalization stocks outperforming small-capitalization stocks.

PORTFOLIO RESULTS

The Portfolio returned 4.11% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Russell 2000® Growth Index (the “Index”) returned 2.84%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the Small Cap Growth Funds peer group was 9.4%.

Sector allocation, a residual of the Portfolio’s bottom-up stock selection process, contributed to the Portfolio’s return, especially due to the Portfolio’s underweight position in the Health Care sector and overweight positions in the Industrials and Real Estate sectors. This was partially offset by an underweight allocation in the Energy sector. Security selection modestly contributed to the Portfolio’s return, driven by strong selection in the Information Technology, Industrials and Real Estate sectors.

The top contributors to the Portfolio’s performance were overweight positions in Information Technology companies Perficient, Inc. and Synaptics, Inc., as well as Financials company Triumph Bancorp, Inc. Perficient, Inc. advanced after posting strong second-quarter 2021 results, and third-quarter results also showed strong year-over-year growth. Synaptics, Inc. benefited from reported fiscal first-quarter results that beat consensus estimates. Demand continues to be far in excess of supply, with a backlog of purchase orders now constituting over 90% of fiscal 2022 estimated revenues. Synaptics, Inc. also completed its previously announced acquisition of DSP Group, Inc. in December 2021. Triumph Bancorp advanced as the company’s subsidiary, TriumphPay, announced it entered a definitive agreement to acquire HubTran, a cloud-based provider of automation software for the transportation industry. The company also reported third-quarter 2021 results that grew year-over-year on net interest income and net interest margin.

The top detractors from the Portfolio’s performance included overweight positions in Communication Services company Cardlytics, Inc., Consumer Discretionary firm GAN, Ltd. and Industrials company Hydrofarm Holdings. Cardlytics, Inc. declined after the company reported its second-quarter earnings results in August 2021. Revenue came in below consensus estimates and platform billings were below guidance amid labor shortages and supply chain challenges. Management updated full-year guidance during third-quarter results that showed solid year-over-year growth. GAN, Ltd. shares dropped on the back of third-quarter 2021 earnings that saw revenue decrease 7% quarter-over-quarter. Hydrofarm Holdings declined after reporting third-quarter results and reaffirming their full-year 2021 outlook.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Wellington, the Portfolio’s sub-adviser.

Small Cap Growth Stock Portfolio (unaudited)

At the conclusion of 2021, negotiations on the Build Back Better social spending bill resumed. Our expectation remains that the total spending package, which includes the bipartisan bill signed into law, will support growth in 2022. Consistent with the last several months, the more critical question surrounds expectations for inflation as companies struggle to offset costs with pricing and are seeing margin compression. The Fed has subtly changed its view on tightening monetary conditions over the last few months, and we continue to monitor this very closely. Labor force participation rates should continue to increase as stimulus effects wane, limiting the risk of runaway inflation. Additionally, we are encouraged by the lower mortality resulting from the Omicron variant. As confidence returns, we expect inflation to be sustained into 2022.

As always, we continue to focus on the long-term and continue to be incremental and mindful of the impact of volatility. At the end of the period, the Portfolio was most overweight the Industrials, Real Estate and Information Technology sectors and most underweight in the Health Care, Energy and Materials sectors.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Small Cap Growth Stock Portfolio	4.11%	15.15%	14.16%
Russell 2000® Growth Index	2.84%	14.53%	14.14%
Lipper® Variable Insurance Products (VIP) Small Cap Growth Funds Average	9.40%	17.64%	14.98%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds (“ETFs”) for cash management purposes. Investing in ETFs may expose the Portfolio to greater risk of loss and price fluctuation than investing directly in an equity security. The market prices of ETFs may trade at a premium or discount to their net asset value and may be subject to trading halts by the applicable exchange, which may negatively impact the Portfolio.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

   Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Synaptics, Inc.	1.8%
WillScot Mobile Mini Holdings Corp.	1.8%
Omnicell, Inc.	1.6%
ExlService Holdings, Inc.	1.4%
R1 RCM, Inc.	1.4%
Wingstop, Inc.	1.4%
ASGN, Inc.	1.4%
Fox Factory Holding Corp.	1.4%
Lattice Semiconductor Corp.	1.4%
Perficient, Inc.	1.3%

Small Cap Growth Stock Portfolio (unaudited)

Sector Allocation 12/31/21

Sector	% of Net Assets
Information Technology	24.4%
Health Care	23.7%
Industrials	17.1%
Consumer Discretionary	14.5%
Real Estate	4.9%
Financials	4.9%
Consumer Staples	4.1%
Communication Services	2.5%
Materials	2.4%
Short-Term Investments & Other Net Assets	1.0%
Energy	0.5%

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Growth Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Communication Services (2.5%)
Bandwidth, Inc. *	27,287	1,958
Bumble, Inc. *	99,857	3,381
Cardlytics, Inc. *	104,368	6,898
Ziff Davis, Inc. *	76,935	8,529

Total		20,766

Consumer Discretionary (14.5%)
BJ’s Restaurants, Inc. *	152,800	5,279
Churchill Downs, Inc.	32,558	7,843
Deckers Outdoor Corp. *	15,902	5,825
Foot Locker, Inc.	123,687	5,396
Fox Factory Holding Corp. *	66,873	11,375
GAN, Ltd. *	310,723	2,856
Mister Car Wash, Inc. *	323,779	5,896
Ollie’s Bargain Outlet Holdings, Inc. *	112,945	5,782
Patrick Industries, Inc.	85,238	6,878
Penn National Gaming, Inc. *	97,373	5,049
PVH Corp.	55,809	5,952
Shutterstock, Inc.	66,866	7,414
Texas Roadhouse, Inc.	109,978	9,819
Thor Industries, Inc.	62,082	6,442
TopBuild Corp. *	29,868	8,241
Traeger, Inc. *	176,455	2,146
Under Armour, Inc. - Class C *	166,586	3,005
Wingstop, Inc.	67,025	11,582
YETI Holdings, Inc. *	42,735	3,540

Total		120,320

Consumer Staples (4.1%)
The Beauty Health Co. *	194,767	4,705
Freshpet, Inc. *	57,286	5,458
Lancaster Colony Corp.	34,941	5,786
Performance Food Group Co. *	198,177	9,094
The Simply Good Foods Co. *	116,019	4,823
Sovos Brands, Inc. *	279,991	4,214

Total		34,080

Energy (0.5%)
Magnolia Oil & Gas Corp.	220,574	4,162

Total		4,162

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Financials (4.9%)
James River Group Holdings, Ltd.	102,355	2,949
Kemper Corp.	50,704	2,981
MGIC Investment Corp.	378,961	5,464
OneMain Holdings, Inc.	118,280	5,919
Stifel Financial Corp.	82,779	5,829
Synovus Financial Corp.	108,147	5,177
Triumph Bancorp, Inc. *	66,457	7,914
Western Alliance Bancorporation	43,661	4,700

Total		40,933

Health Care (23.7%)
Aclaris Therapeutics, Inc. *	189,225	2,751
Akero Therapeutics, Inc. *	87,046	1,841
ALX Oncology Holdings, Inc. *	60,613	1,303
Amedisys, Inc. *	16,007	2,591
Apellis Pharmaceuticals, Inc. *	85,187	4,028
Arena Pharmaceuticals, Inc. *	47,441	4,409
Arrowhead Pharmaceuticals, Inc. *	28,167	1,867
Arvinas, Inc. *	48,376	3,974
AtriCure, Inc. *	61,675	4,288
Avidity Biosciences, Inc. *	79,839	1,898
BioAtla, Inc. *	49,948	981
Biohaven Pharmaceutical Holding Co., Ltd. *	16,607	2,289
Blueprint Medicines Corp. *	60,443	6,474
Celldex Therapeutics, Inc. *	94,146	3,638
Covetrus, Inc. *	168,340	3,362
Cytokinetics, Inc. *	103,378	4,712
Dyne Therapeutics, Inc. *	91,640	1,090
Fate Therapeutics, Inc. *	27,555	1,612
Glaukos Corp. *	71,295	3,168
Globus Medical, Inc. - Class A *	89,872	6,489
Health Catalyst, Inc. *	112,160	4,444
Heron Therapeutics, Inc. *	217,348	1,984

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Health Care continued
ImmunoGen, Inc. *	392,786	2,914
Integer Holdings Corp. *	69,934	5,986
Integra LifeSciences Holdings Corp. *	104,517	7,002
Intellia Therapeutics, Inc. *	35,488	4,196
KalVista Pharmaceuticals, Inc. *	107,875	1,427
Karuna Therapeutics, Inc. *	30,830	4,039
Kodiak Sciences, Inc. *	40,681	3,449
Kymera Therapeutics, Inc. *	69,577	4,417
LHC Group, Inc. *	43,783	6,008
Madrigal Pharmaceuticals, Inc. *	35,062	2,971
Mersana Therapeutics, Inc. *	232,788	1,448
Mirati Therapeutics, Inc. *	19,192	2,815
ModivCare, Inc. *	26,925	3,993
Nanostring Technologies, Inc. *	102,500	4,329
NeoGenomics, Inc. *	135,149	4,611
Nevro Corp. *	40,809	3,308
Omnicell, Inc. *	71,465	12,895
Owens & Minor, Inc.	148,296	6,451
PTC Therapeutics, Inc. *	101,584	4,046
R1 RCM, Inc. *	461,115	11,754
RAPT Therapeutics, Inc. *	93,915	3,450
Revance Therapeutics, Inc. *	135,872	2,217
Revolution Medicines, Inc. *	84,515	2,127
Scholar Rock Holding Corp. *	71,154	1,767
Syndax Pharmaceuticals, Inc. *	149,321	3,269
Tandem Diabetes Care, Inc. *	46,017	6,927
TCR2 Therapeutics, Inc. *	140,621	655
TG Therapeutics, Inc. *	122,418	2,326
Turning Point Therapeutics, Inc. *	47,634	2,272
Veracyte, Inc. *	70,194	2,892

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Y-mAbs Therapeutics, Inc. *	102,833	1,667

Total		196,821

Industrials (17.1%)
Altra Industrial Motion Corp.	73,194	3,775
Applied Industrial Technologies, Inc.	68,110	6,995
Armstrong World Industries, Inc.	48,850	5,672
ASGN, Inc. *	93,126	11,492
Boise Cascade Co.	49,459	3,522
Builders FirstSource, Inc. *	41,220	3,533
CACI International, Inc. - Class A *	29,445	7,927
Chart Industries, Inc. *	46,047	7,344
Clean Harbors, Inc. *	32,498	3,242
Curtiss-Wright Corp.	38,566	5,348
Exponent, Inc.	54,554	6,368
Hydrofarm Holdings Group, Inc. *	155,615	4,402
Insperity, Inc.	71,025	8,389
ITT, Inc.	65,502	6,694
John Bean Technologies Corp.	64,015	9,830
SPX Corp. *	98,849	5,899
SPX Flow, Inc.	58,473	5,057
Tetra Tech, Inc.	56,860	9,655
Viad Corp. *	90,293	3,864
WillScot Mobile Mini
Holdings Corp. *	359,904	14,698
Zurn Water Solutions Corp.	227,784	8,291

Total		141,997

Information Technology (24.4%)
Alarm.com Holdings, Inc. *	76,193	6,462
Axcelis Technologies, Inc. *	108,271	8,073
Blackbaud, Inc. *	70,471	5,566
Cirrus Logic, Inc. *	67,089	6,173
Concentrix Corp.	57,756	10,316
Consensus Cloud Solutions, Inc. *	25,253	1,461
Digital Turbine, Inc. *	125,170	7,634
DigitalOcean Holdings, Inc. *	25,400	2,040
Everbridge, Inc. *	18,427	1,241
ExlService Holdings, Inc. *	82,152	11,893
II-VI, Inc. *	124,975	8,540
Insight Enterprises, Inc. *	63,669	6,787
Lattice Semiconductor Corp. *	147,027	11,330

Common Stocks (99.0%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
LiveRamp Holdings, Inc. *	84,794	4,066
Lumentum Holdings, Inc. *	62,349	6,595
Manhattan Associates, Inc. *	35,239	5,479
Mimecast, Ltd. *	80,084	6,372
Olo, Inc. *	125,650	2,615
Perficient, Inc. *	84,241	10,891
Power Integrations, Inc.	98,019	9,105
Q2 Holdings, Inc. *	58,248	4,627
Rapid7, Inc. *	86,582	10,190
Repay Holdings Corp. *	300,418	5,489
Shift4 Payments, Inc. *	54,734	3,171
Sprinklr, Inc. *	64,313	1,021
Sprout Social, Inc. *	64,878	5,884
Synaptics, Inc. *	50,908	14,738
Telos Corp. *	156,686	2,416
Varonis Systems, Inc. *	139,559	6,808
Veritone, Inc. *	138,518	3,114
Verra Mobility Corp. *	492,494	7,599
Workiva, Inc. *	36,698	4,789

Total		202,485

Materials (2.4%)
Axalta Coating
Systems, Ltd. *	236,555	7,835
Ingevity Corp. *	48,866	3,504
Louisiana-Pacific Corp.	74,685	5,851
Ranpak Holdings Corp. *	67,881	2,551

Total		19,741

Real Estate (4.9%)
Essential Properties Realty Trust, Inc.	226,731	6,537
Independence Realty Trust, Inc.	310,623	8,023
PS Business Parks, Inc.	44,840	8,258
Redfin Corp. *	60,848	2,336
Rexford Industrial Realty, Inc.	110,182	8,937
Ryman Hospitality
Properties, Inc. *	75,836	6,974

Total		41,065

Total Common Stocks
(Cost: $622,062)		822,370

Short-Term Investments (1.0%)	Shares/ Par +	Value $ (000’s)

Money Market Funds (1.0%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	7,913,349	7,913

Total		7,913

Total Short-Term Investments
(Cost: $7,913)		7,913

Total Investments (100.0%)
(Cost: $629,975)@		830,283

Other Assets, Less
Liabilities (0.0%)		(269)

Net Assets (100.0%)		830,014

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $630,838 and the net unrealized appreciation of investments based on that cost was $199,444 which is comprised of $263,487 aggregate gross unrealized appreciation and $64,043 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks	$822,370	$-	$-
Short-Term Investments	7,913	-	-
Total Assets:	$830,283	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Investment results that approximate the performance of the S&P SmallCap 600® Index.	Invest in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index.	$434 million

PORTFOLIO OVERVIEW

Mason Street Advisors is the investment adviser for the Index 600 Stock Portfolio (“the Portfolio”). The Portfolio seeks investment results that approximate the performance of the S&P SmallCap 600® Index. The Portfolio attempts to achieve its objective by investing all, or substantially all, of its assets in stocks that make up the S&P SmallCap 600® Index, holding each stock in approximately the same proportion as its weighting in the Index. This is known as a full replication strategy. The Portfolio may also invest in equity index futures and exchange traded funds for cash management and liquidity purposes and to help achieve full replication.

MARKET OVERVIEW

U.S. equity markets gained during the reporting period, supported by a broad economic recovery following the COVID-19-related disruptions of 2020, to reach a series of record highs throughout the year. The widespread distribution of vaccines helped consumers return to their pre-pandemic activities and spending habits. The Federal Reserve maintained its accommodative policy stance during the year, with near-zero interest rates and bond-buying programs continuing to provide monetary stimulus. Rising raw material costs and energy prices, higher wages and supply-chain constraints led to a significant increase in inflation. However, the strong growth in consumer spending helped boost corporate earnings.

In this environment, large-cap stocks, as represented by the S&P 500® Index, posted a return of 28.71%, outperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned 24.76% and 26.82%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg® U.S. Aggregate Index, returned (1.54%), while the Bloomberg® U.S. Corporate High Yield Index advanced 5.28%.

PORTFOLIO RESULTS

The Index 600 Stock Portfolio returned 26.22% for the twelve months ending December 31, 2021, trailing the S&P 600® Index, which advanced by 26.82%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) Portfolio performance lagged the Index due to transaction costs, administrative expenses, cash flow effects and costs associated with stock index futures contracts. According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the Small Cap Core Funds peer group was 23.81%. However, the Small Cap Core Funds peer group is not strictly comparable to the Portfolio because many of the funds in the group are actively managed.

All eleven of the Portfolio’s sectors advanced for the reporting period. The Consumer Discretionary sector was the largest contributor to the Portfolio’s return as more consumers returned to in-person shopping while suppliers saw increased demand from multiple industries. The specialty retail industry saw its largest gains come from GameStop Corp., which attracted an unusual amount of interest from retail investors. Beyond this, specialty retail firms achieved growth through improvements in integration between online and in-store shopping, as well as increases in the number of brick-and-mortar locations. Companies in the household durables industry benefitted from an ongoing shortage in housing supply and an appetite for new, lower cost homes among first-time buyers. These same trends, along with strong sales growth across a diverse range of product lines, also supported distribution company stocks.

The Industrials sector was another solid contributor to the Portfolio’s return. A consistent demand for advanced technologies essential to production, such as 3D printers and semiconductors, supported machinery companies. Professional services firms saw notable growth from their healthcare customers, which sought solutions to staffing and operational challenges. The construction and engineering industry was another beneficiary of ongoing housing supply constraints, while also being supported by new investments to improve productivity.

Companies in the Financials sector also advanced. Banks found new pockets of growth by expanding their activity to specialist markets, ranging from cryptocurrencies to trucking, and in utilizing financial technology to improve processes such as payments. Consumer finance firms, particularly real estate lenders, benefitted from improved lending activity.

Index 600 Stock Portfolio (unaudited)

Relative Performance

Average Annual Total Returns
For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Index 600 Stock Portfolio	26.22%	12.05%	14.08%
S&P SmallCap 600® Index	26.82%	12.41%	14.48%
Lipper® Variable Insurance Products (VIP) Small Cap Core Funds Average	23.81%	10.64%	12.54%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

“Standard & Poor’s®”, “S&P®”, “S&P SmallCap 600” and “Standard & Poor’s SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual Life Insurance Company. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Portfolio.

Stocks of smaller companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest in exchange-traded funds and derivative instruments, such as equity index futures for cash management and liquidity purposes and to help achieve full replication. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Omnicell, Inc.	0.7%
Innovative Industrial Properties, Inc.	0.6%
Exponent, Inc.	0.6%
AMN Healthcare Services, Inc.	0.5%
UFP Industries, Inc.	0.5%
Chart Industries, Inc.	0.5%
Balchem Corp.	0.5%
Watts Water Technologies, Inc. - Class A	0.5%
MaxLinear, Inc. - Class A	0.5%
Vonage Holdings Corp.	0.5%

  Sector Allocation 12/31/21

Sector	% of Net Assets
Financials	18.4%
Industrials	16.5%
Information Technology	13.2%
Health Care	12.1%
Consumer Discretionary	11.7%
Real Estate	8.1%
Materials	5.2%
Energy	4.7%
Consumer Staples	4.5%
Communication Services	2.2%
Utilities	1.9%
Short-Term Investments & Other Net Assets	1.1%
Investment Companies	0.4%

Sector Allocation and Top 10 Holdings are subject to change.

Index 600 Stock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Communication Services (2.2%)
AMC Networks, Inc. - Class A *	11,626	400
ATN International, Inc.	4,366	174
Cars.com, Inc. *	25,834	416
Cinemark Holdings, Inc. *	42,334	682
Cogent Communications Holdings, Inc.	16,875	1,235
Consolidated Communications Holdings, Inc. *	28,345	212
The E.W. Scripps Co. - Class A *	22,733	440
Gannett Co., Inc. *	56,394	301
Loyalty Ventures, Inc. *	7,812	235
The Marcus Corp. *	8,533	152
QuinStreet, Inc. *	19,847	361
Scholastic Corp.	12,115	484
Shenandoah Telecommunications Co.	19,870	507
TechTarget, Inc. *	10,314	987
Telephone and Data Systems, Inc.	39,288	792
Thryv Holdings, Inc. *	6,648	274
Vonage Holdings Corp. *	100,404	2,087

Total		9,739

Consumer Discretionary (11.7%)
Aaron’s Holdings Company, Inc.	12,509	308
Abercrombie & Fitch Co. - Class A *	23,492	818
Adtalem Global Education, Inc. *	19,786	585
American Axle & Manufacturing Holdings, Inc. *	44,977	420
American Public Education, Inc. *	7,426	165
America’s Car-Mart,
Inc. *	2,417	248
Asbury Automotive Group, Inc. *	9,200	1,589
Barnes & Noble Education, Inc. *	14,022	95
Bed Bath & Beyond, Inc. *	40,187	586
Big Lots, Inc.	12,944	583
BJ’s Restaurants, Inc. *	9,148	316
Bloomin’ Brands, Inc. *	32,285	677

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Consumer Discretionary continued
Boot Barn Holdings, Inc. *	11,775	1,449
Brinker International, Inc. *	17,971	658
The Buckle, Inc.	11,681	494
Caleres, Inc.	15,039	341
The Cato Corp. - Class A	7,807	134
Cavco Industries, Inc. *	3,394	1,078
Century Communities, Inc.	11,817	967
The Cheesecake Factory, Inc. *	19,289	755
Chico’s FAS, Inc. *	47,893	258
The Children’s Place, Inc. *	5,561	441
Chuy’s Holdings, Inc. *	7,906	238
Conn’s, Inc. *	7,497	176
Cooper-Standard Holding, Inc. *	6,570	147
Dave & Buster’s Entertainment, Inc. *	15,346	589
Designer Brands, Inc. *	24,395	347
DineEquity, Inc.	6,843	519
Dorman Products, Inc. *	11,315	1,279
El Pollo Loco Holdings, Inc. *	7,697	109
Ethan Allen Interiors, Inc.	8,712	229
Fiesta Restaurant Group, Inc. *	6,851	75
Fossil Group, Inc. *	18,744	193
Genesco, Inc. *	5,647	362
Gentherm, Inc. *	13,212	1,148
G-III Apparel Group, Ltd. *	17,376	480
Group 1 Automotive, Inc.	7,198	1,405
Guess?, Inc.	15,498	367
Haverty Furniture Cos., Inc.	5,954	182
Hibbett Sports, Inc.	5,990	431
Installed Building Products, Inc.	9,333	1,304
iRobot Corp. *	10,719	706
Kontoor Brands, Inc.	18,917	969
La-Z-Boy, Inc.	17,625	640
LCI Industries	10,051	1,567
LGI Homes, Inc. *	8,511	1,315
Liquidity Services, Inc. *	10,533	233
Lumber Liquidators Holdings, Inc. *	11,539	197
M.D.C. Holdings, Inc.	22,494	1,256

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Consumer Discretionary continued
M/I Homes, Inc. *	11,573	720
MarineMax, Inc. *	8,653	511
Meritage Homes Corp. *	14,839	1,811
Monarch Casino & Resort, Inc. *	5,140	380
Monro, Inc.	13,335	777
Motorcar Parts of America, Inc. *	7,649	131
Movado Group, Inc.	6,664	279
The ODP Corporation *	18,251	717
Oxford Industries, Inc.	6,316	641
Perdoceo Education Corp. *	27,950	329
PetMed Express, Inc.	8,325	210
Red Robin Gourmet Burgers, Inc. *	6,100	101
Rent-A-Center, Inc.	24,052	1,155
Ruth’s Hospitality Group, Inc. *	12,643	252
Sally Beauty Holdings, Inc. *	44,951	830
Shake Shack, Inc. - Class A *	15,562	1,123
Shoe Carnival, Inc.	6,965	272
Shutterstock, Inc.	9,302	1,031
Signet Jewelers, Ltd.	21,098	1,836
Sleep Number Corp. *	9,005	690
Sonic Automotive, Inc. - Class A	8,306	411
Standard Motor Products, Inc.	7,640	400
Steven Madden, Ltd.	30,424	1,414
Strategic Education, Inc.	8,998	520
Sturm, Ruger & Co., Inc.	6,998	476
Tupperware Brands Corp. *	19,588	300
Unifi, Inc. *	5,537	128
Universal Electronics, Inc. *	5,303	216
Vera Bradley, Inc. *	9,896	84
Vista Outdoor, Inc. *	22,784	1,050
Weight Watchers International, Inc. *	20,945	338
Winnebago Industries, Inc.	13,305	997
Wolverine World Wide, Inc.	32,749	944
Zumiez, Inc. *	8,504	408

Total		50,910

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Consumer Staples (4.5%)
The Andersons, Inc.	12,308	476
B&G Foods, Inc.	25,806	793
Calavo Growers, Inc.	7,032	298
Cal-Maine Foods, Inc.	14,892	551
Celsius Holdings, Inc. *	15,172	1,131
Central Garden & Pet Co. *	3,840	202
Central Garden & Pet Co. - Class A *	16,010	766
The Chefs’ Warehouse, Inc. *	12,978	432
Coca-Cola Consolidated, Inc.	1,846	1,143
e.l.f. Beauty, Inc. *	19,035	632
Edgewell Personal Care Co.	21,621	988
Fresh Del Monte Produce, Inc.	13,115	362
Inter Parfums, Inc.	7,067	756
J & J Snack Foods Corp.	5,914	934
John B. Sanfilippo & Son, Inc.	3,506	316
Medifast, Inc.	4,607	965
MGP Ingredients, Inc.	4,979	423
National Beverage Corp.	9,277	421
PriceSmart, Inc.	9,566	700
Seneca Foods Corp. - Class A *	2,493	120
The Simply Good Foods Co. *	33,536	1,394
SpartanNash Co.	14,186	365
Tootsie Roll Industries, Inc.	6,886	250
TreeHouse Foods, Inc. *	22,186	899
United Natural Foods, Inc. *	22,408	1,100
Universal Corp.	9,786	537
USANA Health Sciences, Inc. *	4,645	470
Vector Group, Ltd.	52,043	598
WD-40 Co.	5,452	1,334

Total		19,356

Energy (4.7%)
Archrock, Inc.	53,197	398
Bristow Group, Inc. *	9,143	290
Callon Petroleum Co. *	18,876	892
Civitas Resources, Inc.	28,659	1,403
CONSOL Energy, Inc. *	12,520	284
Core Laboratories NV	18,405	411
DMC Global, Inc. *	7,435	294
Dorian LPG, Ltd.	10,916	139
Dril-Quip, Inc. *	13,896	273
Green Plains, Inc. *	21,314	741
Helix Energy Solutions Group, Inc. *	55,452	173

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Energy continued
Helmerich & Payne, Inc.	42,884	1,016
Laredo Petroleum, Inc. *	5,701	343
Matador Resources Co.	43,854	1,619
Nabors Industries, Ltd. *	3,060	248
Oceaneering International, Inc. *	39,649	448
Oil States International, Inc. *	23,676	118
Par Pacific Holdings, Inc. *	18,063	298
Patterson-UTI Energy, Inc.	85,496	722
PBF Energy, Inc. *	37,772	490
PDC Energy, Inc.	38,744	1,890
Penn Virginia Corp. *	8,383	226
ProPetro Holding Corp. *	33,285	270
Range Resources Corp. *	99,327	1,771
Renewable Energy Group, Inc. *	19,988	848
REX American Resources Corp. *	2,100	202
RPC, Inc. *	27,786	126
SM Energy Co.	48,303	1,424
Southwestern Energy Co. *	403,598	1,881
Talos Energy, Inc. *	15,969	156
US Silica Holdings, Inc. *	29,543	278
World Fuel Services Corp.	25,125	665

Total		20,337

Financials (18.4%)
Allegiance Bancshares, Inc.	7,502	317
Ambac Financial Group, Inc. *	18,410	296
American Equity Investment Life Holding Co.	32,741	1,274
Ameris Bancorp	26,298	1,307
AMERISAFE, Inc.	7,719	416
Apollo Commercial Real Estate Finance, Inc.	52,277	688
ARMOUR Residential REIT, Inc.	35,697	350
Assured Guaranty, Ltd.	27,757	1,393
Axos Financial, Inc. *	21,289	1,190
B. Riley Financial, Inc.	6,307	560
Banc of California, Inc.	21,502	422
BancFirst Corp.	7,540	532
The Bancorp, Inc. *	22,653	573

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Financials continued
BankUnited, Inc.	35,424	1,499
Banner Corp.	13,663	829
Benefit Street Partners Realty Trust, Inc.	17,474	261
Berkshire Hills Bancorp, Inc.	19,244	547
Blucora, Inc. *	19,236	333
Brightsphere Investment Group, Inc.	14,256	365
Brookline Bancorp, Inc.	31,030	502
Capitol Federal Financial, Inc.	51,321	581
Central Pacific Financial Corp.	11,075	312
City Holding Co.	6,025	493
Columbia Banking System, Inc.	30,907	1,011
Community Bank System, Inc.	21,445	1,597
Customers Bancorp, Inc. *	11,856	775
CVB Financial Corp.	50,653	1,085
Dime Community Bancshares, Inc.	13,241	466
Donnelley Financial Solutions, Inc. *	11,611	547
Eagle Bancorp, Inc.	12,691	740
eHealth, Inc. *	9,285	237
Ellington Financial, Inc.	21,692	371
Employers Holdings, Inc.	11,116	460
Encore Capital Group, Inc. *	9,860	612
Enova International, Inc. *	14,487	593
EZCORP, Inc. - Class A *	21,130	156
FB Financial Corp.	14,220	623
First Bancorp	95,612	1,756
First Commonwealth Financial Corp.	37,668	606
First Financial Bancorp	37,246	908
First Hawaiian, Inc.	51,221	1,400
First Midwest Bancorp, Inc.	45,382	929
Flagstar Bancorp, Inc.	21,020	1,008
Genworth Financial, Inc. - Class A *	201,753	817
Granite Point Mortgage Trust, Inc.	21,540	252
Great Western Bancorp, Inc.	21,915	744
Green Dot Corp. - Class A *	21,743	788
Greenhill & Co., Inc.	5,497	99
Hanmi Financial Corp.	12,167	288
HCI Group, Inc.	3,179	266

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Financials continued
Heritage Financial Corp. of Washington	13,969	341
Hilltop Holdings, Inc.	24,172	849
HomeStreet, Inc.	8,088	421
Hope Bancorp, Inc.	47,767	703
Horace Mann Educators Corp.	16,495	638
Independent Bank Corp.	18,891	1,540
Independent Bank Group, Inc.	14,679	1,059
Invesco Mortgage Capital, Inc.	123,976	345
Investors Bancorp, Inc.	89,641	1,358
James River Group Holdings, Ltd.	14,836	427
KKR Real Estate Finance Trust, Inc.	17,661	368
Lakeland Financial Corp.	10,060	806
LendingTree, Inc. *	4,560	559
Meta Financial Group, Inc.	12,534	748
Mr. Cooper Group, Inc. *	29,871	1,243
National Bank Holding Corp. - Class A	12,088	531
NBT Bancorp, Inc.	17,229	664
New York Mortgage Trust, Inc.	150,832	561
NMI Holdings, Inc. - Class A *	34,090	745
Northfield Bancorp, Inc.	17,417	281
Northwest Bancshares, Inc.	50,306	712
OFG Bancorp	19,812	526
Old National Bancorp	65,926	1,195
Pacific Premier Bancorp, Inc.	37,510	1,502
Palomar Holdings, Inc. *	9,599	622
Park National Corp.	5,724	786
PennyMac Mortgage Investment Trust	38,448	666
Piper Jaffray Cos., Inc.	5,611	1,002
PRA Group, Inc. *	17,342	871
Preferred Bank	5,473	393
ProAssurance Corp.	21,465	543
Provident Financial Services, Inc.	30,788	746
Ready Capital Corp.	23,412	366
Redwood Trust, Inc.	45,608	602
Renasant Corp.	22,129	840
S&T Bancorp, Inc.	15,636	493
Safety Insurance Group, Inc.	5,662	481
Seacoast Banking Corp. of Florida	23,190	821
Selectquote, Inc. *	49,544	449

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Financials continued
ServisFirst Bancshares, Inc.	19,400	1,648
Simmons First National Corp. - Class A	45,651	1,350
SiriusPoint, Ltd. *	34,853	283
Southside Bancshares, Inc.	12,795	535
Stewart Information Services Corp.	10,694	853
StoneX Group, Inc. *	6,718	411
Tompkins Financial Corp.	4,703	393
Triumph Bancorp, Inc. *	9,391	1,118
Trupanion, Inc. *	13,645	1,802
TrustCo Bank Corp.	7,703	257
Trustmark Corp.	24,822	806
Two Harbors Investment Corp.	136,796	789
United Community Banks, Inc.	41,543	1,493
United Fire Group, Inc.	8,572	199
Universal Insurance Holdings, Inc.	11,065	188
Veritex Holdings, Inc.	19,590	779
Virtus Investment Partners, Inc.	2,842	844
Walker & Dunlop, Inc.	11,721	1,768
Westamerica Bancorporation	10,681	617
WisdomTree Investments, Inc.	42,964	263
World Acceptance Corp. *	1,678	412
WSFS Financial Corp.	25,992	1,303

Total		80,088

Health Care (12.1%)
Addus HomeCare Corp. *	6,332	592
Allscripts Healthcare Solutions, Inc. *	48,746	899
AMN Healthcare Services, Inc. *	18,800	2,300
Amphastar Pharmaceuticals, Inc. *	14,655	341
AngioDynamics, Inc. *	15,365	424
ANI Pharmaceuticals, Inc. *	4,303	198
Anika Therapeutics, Inc. *	5,708	205
Apollo Medical Holdings, Inc. *	15,021	1,104
Avanos Medical, Inc. *	19,157	664
Avid Bioservices, Inc. *	24,391	712
BioLife Solutions, Inc. *	11,650	434
Cara Therapeutics, Inc. *	16,675	203

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Cardiovascular Systems, Inc. *	16,117	303
Coherus Biosciences, Inc. *	25,342	404
Collegium Pharmaceutical, Inc. *	13,728	256
Community Health Systems, Inc. *	49,379	657
Computer Programs and Systems, Inc. *	5,701	167
CONMED Corp.	11,630	1,649
Corcept Therapeutics, Inc. *	37,741	747
CorVel Corp. *	3,711	772
Covetrus, Inc. *	41,088	821
Cross Country Healthcare, Inc. *	14,055	390
CryoLife, Inc. *	15,453	314
Cutera, Inc. *	6,495	268
Cytokinetics, Inc. *	33,356	1,520
Eagle Pharmaceuticals, Inc. *	4,533	231
Emergent Biosolutions, Inc. *	19,041	828
Enanta Pharmaceuticals, Inc. *	7,093	530
Endo International PLC *	92,098	346
Ensign Group, Inc.	20,873	1,753
Fulgent Genetics, Inc. *	7,711	776
Glaukos Corp. *	18,644	829
Hanger, Inc. *	14,642	265
Harmony Biosciences Holdings, Inc. *	9,068	387
HealthStream, Inc. *	10,058	265
Heska Corp. *	4,259	777
Innoviva, Inc. *	24,866	429
Inogen, Inc. *	8,042	273
Integer Holdings Corp. *	13,129	1,124
The Joint Corp. *	5,656	372
Lantheus Holdings, Inc. *	26,915	778
LeMaitre Vascular, Inc.	7,562	380
Ligand Pharmaceuticals, Inc. - Class B *	6,646	1,027
Magellan Health, Inc. *	9,254	879
MEDNAX, Inc. *	34,378	935
Meridian Bioscience, Inc. *	17,240	352
Merit Medical Systems, Inc. *	20,204	1,259
Mesa Laboratories, Inc.	2,078	682
ModivCare, Inc. *	4,898	726
Myriad Genetics, Inc. *	31,752	876
Natus Medical, Inc. *	13,474	320

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Nektar Therapeutics *	73,388	992
NeoGenomics, Inc. *	48,951	1,670
NextGen Healthcare, Inc. *	22,844	406
Omnicell, Inc. *	17,474	3,153
Optimizerx Corp. *	7,065	439
OraSure Technologies, Inc. *	28,685	249
Organogenesis Holdings, Inc. *	25,064	232
Orthofix Medical, Inc. *	7,884	245
Owens & Minor, Inc.	30,006	1,305
Pacira Biosciences, Inc. *	17,713	1,066
The Pennant Group, Inc. *	10,753	248
Phibro Animal Health Corp. - Class A	8,087	165
Prestige Brands Holdings, Inc. *	19,924	1,208
RadNet, Inc. *	17,633	531
REGENXBIO, Inc. *	14,965	489
Select Medical Holdings Corp.	42,135	1,239
Simulations Plus, Inc.	6,218	294
Spectrum Pharmaceuticals, Inc. *	65,233	83
Supernus Pharmaceuticals, Inc. *	21,147	617
Surmodics, Inc. *	5,534	266
Tabula Rasa HealthCare, Inc. *	9,404	141
Tactile Systems Technology, Inc. *	7,784	148
Tivity Health, Inc. *	17,627	466
uniQure NV *	14,342	297
US Physical Therapy, Inc.	5,133	490
Vanda Pharmaceuticals, Inc. *	22,152	348
Varex Imaging Corp. *	15,668	494
Vericel Corp. *	18,616	732
Xencor, Inc. *	23,252	933
Zynex, Inc. *	7,971	80

Total		52,769

Industrials (16.5%)
AAON, Inc.	16,472	1,308
AAR Corp. *	13,258	517
ABM Industries, Inc.	26,740	1,092
Aerojet Rocketdyne Holdings, Inc.	29,773	1,392
Aerovironment, Inc. *	9,175	569
Alamo Group, Inc.	3,933	579
Albany International
Corp. - Class A	12,875	1,139

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Allegiant Travel Co. *	6,043	1,130
American Woodmark Corp. *	6,607	431
Apogee Enterprises, Inc.	10,054	484
Applied Industrial Technologies, Inc.	15,315	1,573
ArcBest Corp.	10,167	1,219
Arcosa, Inc.	19,218	1,013
Astec Industries, Inc.	9,052	627
Atlas Air Worldwide Holdings, Inc. *	10,734	1,010
AZZ, Inc.	9,849	545
Barnes Group, Inc.	18,522	863
Brady Corp. - Class A	19,299	1,040
Chart Industries, Inc. *	14,165	2,259
CIRCOR International, Inc. *	7,931	216
Comfort Systems USA, Inc.	14,332	1,418
Deluxe Corp.	16,942	544
DXP Enterprises, Inc. *	6,782	174
Encore Wire Corp.	8,055	1,153
Enerpac Tool Group Corp.	23,975	486
EnPro Industries, Inc.	8,194	902
ESCO Technologies, Inc.	10,363	933
Exponent, Inc.	20,725	2,419
Federal Signal Corp.	24,284	1,052
Forrester Research, Inc. *	4,409	259
Forward Air Corp.	10,719	1,298
Franklin Electric Co., Inc.	15,510	1,467
Gibraltar Industries, Inc. *	12,995	866
GMS, Inc. *	17,157	1,031
Granite Construction, Inc.	18,222	705
The Greenbrier Cos., Inc.	12,941	594
Griffon Corp.	18,955	540
Harsco Corp. *	31,497	526
Hawaiian Holdings, Inc. *	20,385	374
Healthcare Services Group, Inc.	29,641	527
Heartland Express, Inc.	18,599	313
Heidrick & Struggles International, Inc.	7,790	341
Hillenbrand, Inc.	29,045	1,510
HNI Corp.	17,262	726
Hub Group, Inc. - Class A *	13,504	1,138
Insteel Industries, Inc.	7,672	305
Interface, Inc.	23,516	375
John Bean Technologies Corp.	12,633	1,940

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Kaman Corp.	10,965	473
KAR Auction Services, Inc. *	48,183	753
Kelly Services, Inc. - Class A	14,342	241
Korn Ferry	21,675	1,641
Lindsay Corp.	4,337	659
Marten Transport, Ltd.	23,766	408
Matson, Inc.	16,714	1,505
Matthews International Corp. - Class A	12,571	461
Meritor, Inc. *	27,883	691
Moog, Inc. - Class A	11,642	943
Mueller Industries, Inc.	22,814	1,354
MYR Group, Inc. *	6,709	742
National Presto Industries, Inc.	2,018	166
NOW, Inc. *	43,958	375
NV5 Global, Inc. *	4,710	651
Park Aerospace Corp.	7,618	101
Patrick Industries, Inc.	8,936	721
PGT Innovations, Inc. *	23,700	533
Pitney Bowes, Inc.	65,833	436
Powell Industries, Inc.	3,610	106
Proto Labs, Inc. *	10,906	560
Quanex Building Products Corp.	13,367	331
Resideo Technologies, Inc. *	57,415	1,495
Resources Connection, Inc.	12,404	221
SkyWest, Inc. *	20,031	787
SPX Corp. *	18,057	1,078
SPX Flow, Inc.	16,691	1,443
Standex International Corp.	4,853	537
Tennant Co.	7,334	594
Titan International, Inc. *	20,318	223
Triumph Group, Inc. *	25,724	477
TrueBlue, Inc. *	14,126	391
UFP Industries, Inc.	24,612	2,265
UniFirst Corp.	6,055	1,274
US Ecology, Inc. *	12,535	400
Veritiv Corp. *	5,513	676
Viad Corp. *	8,162	349
Wabash National Corp.	19,544	381
Watts Water Technologies, Inc. - Class A	10,959	2,128

Total		71,492

Information Technology (13.2%)
3D Systems Corp. *	50,791	1,094
8x8, Inc. *	45,307	759
ADTRAN, Inc.	19,360	442
Advanced Energy Industries, Inc.	14,978	1,364
Agilysys, Inc. *	7,654	340

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
Alarm.com Holdings, Inc. *	18,314	1,553
Arlo Technologies, Inc. *	33,527	352
Axcelis Technologies, Inc. *	13,260	989
Badger Meter, Inc.	11,633	1,240
Benchmark Electronics, Inc.	14,002	380
Bottomline Technologies, Inc. *	15,447	872
CalAmp Corp. *	14,083	99
CEVA, Inc. *	9,135	395
Cohu, Inc. *	19,360	737
Comtech Telecommunications Corp.	10,474	248
Consensus Cloud Solutions, Inc. *	6,325	366
CSG Systems International, Inc.	12,985	748
CTS Corp.	12,753	468
Diebold, Inc. *	28,815	261
Digi International, Inc. *	13,562	333
Diodes, Inc. *	17,903	1,966
Ebix, Inc.	9,357	284
ePlus, Inc. *	10,744	579
EVERTEC, Inc.	23,757	1,187
ExlService Holdings, Inc. *	13,244	1,917
Extreme Networks, Inc. *	51,651	811
Fabrinet *	14,721	1,744
FARO Technologies, Inc. *	7,237	507
FormFactor, Inc. *	31,101	1,422
Harmonic, Inc. *	40,783	480
Ichor Holdings, Ltd. *	11,301	520
Insight Enterprises, Inc. *	13,873	1,479
InterDigital, Inc.	12,199	874
Itron, Inc. *	18,002	1,234
Knowles Corp. *	36,728	858
Kulicke and Soffa Industries, Inc.	24,644	1,492
LivePerson, Inc. *	26,166	935
ManTech International Corp. - Class A	10,960	799
MaxLinear, Inc. - Class A *	28,074	2,117
Methode Electronics, Inc. - Class A	15,178	746
NETGEAR, Inc. *	11,637	340
NetScout Systems, Inc. *	29,378	972
OneSpan, Inc. *	13,692	232
Onto Innovation, Inc. *	19,597	1,984
OSI Systems, Inc. *	6,635	618
PC Connection, Inc.	4,367	188

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Information Technology continued
PDF Solutions, Inc. *	11,794	375
Perficient, Inc. *	13,098	1,693
Photronics, Inc. *	24,454	461
Plantronics, Inc. *	16,992	499
Plexus Corp. *	11,234	1,077
Progress Software Corp.	17,434	842
Rambus, Inc. *	43,499	1,278
Rogers Corp. *	7,448	2,033
Sanmina Corp. *	25,558	1,060
ScanSource, Inc. *	10,152	356
SMART Global Holdings, Inc. *	9,210	654
SPS Commerce, Inc. *	14,302	2,036
TTEC Holdings, Inc.	7,287	660
TTM Technologies, Inc. *	41,498	618
Ultra Clean Holdings, Inc. *	17,855	1,024
Unisys Corp. *	26,700	549
Veeco Instruments, Inc. *	20,081	572
Viavi Solutions, Inc. *	94,520	1,665
Xperi Holding Corp.	41,569	786

Total		57,563

Materials (5.2%)
AdvanSix, Inc.	11,186	529
Allegheny Technologies, Inc. *	50,607	806
American Vanguard Corp.	10,638	174
Arconic Corp. *	42,348	1,398
Balchem Corp.	12,878	2,171
Boise Cascade Co.	15,640	1,114
Carpenter Technology Corp.	19,164	559
Century Aluminum Co. *	19,743	327
Clearwater Paper Corp. *	6,624	243
Ferro Corp. *	32,905	718
FutureFuel Corp.	9,934	76
GCP Applied Technologies, Inc. *	21,342	676
Glatfelter Corp.	17,707	305
H.B. Fuller Co.	20,901	1,693
Hawkins, Inc.	7,418	293
Haynes International, Inc.	5,041	203
Innospec, Inc.	9,801	885
Kaiser Aluminum Corp.	6,309	593
Koppers Holdings, Inc. *	8,474	265
Kraton Corp. *	12,784	592
Livent Corp. *	64,250	1,566
Materion Corp.	8,129	747
Mercer International, Inc.	15,852	190

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Materials continued
Myers Industries, Inc.	14,415	289
Neenah Paper, Inc.	6,695	310
O-I Glass, Inc. *	62,362	750
Olympic Steel, Inc.	3,542	83
Quaker Chemical Corp.	5,336	1,231
Rayonier Advanced Materials, Inc. *	25,375	145
Schweitzer-Mauduit International, Inc.	12,556	375
Stepan Co.	8,468	1,053
SunCoke Energy, Inc.	32,911	217
Sylvamo Corp. *	14,005	391
TimkenSteel Corp. *	16,359	270
Tredegar Corp.	10,048	119
Trinseo PLC	15,444	810
Warrior Met Coal, Inc.	20,442	526

Total		22,692

Real Estate (8.1%)
Acadia Realty Trust	35,173	768
Agree Realty Corp.	27,753	1,981
Alexander & Baldwin, Inc.	28,841	724
American Assets Trust, Inc.	20,919	785
Armada Hoffler Properties, Inc.	24,454	372
Brandywine Realty Trust	68,056	913
CareTrust REIT, Inc.	38,593	881
Centerspace REIT	5,681	630
Chatham Lodging Trust *	19,262	264
Community Healthcare Trust, Inc.	9,338	441
CoreCivic, Inc. *	47,834	477
DiamondRock Hospitality Co. *	83,737	805
Diversified Healthcare Trust	93,621	289
Douglas Elliman, Inc. *	26,022	299
Easterly Government Properties, Inc.	34,267	785
Essential Properties Realty Trust, Inc.	48,343	1,394
Four Corners Property Trust, Inc.	30,760	905
Franklin Street Properties Corp.	38,488	229
The GEO Group, Inc.	48,160	373
Getty Realty Corp.	15,687	503
Global Net Lease, Inc.	41,197	630
Hersha Hospitality Trust *	12,898	118
Independence Realty Trust, Inc.	41,587	1,074
Industrial Logistics Properties Trust	26,007	652

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Real Estate continued
Innovative Industrial Properties, Inc.	9,515	2,502
iStar, Inc.	27,627	714
Lexington Realty Trust	112,487	1,757
LTC Properties, Inc.	15,663	535
Mack-Cali Realty Corp. *	31,824	585
Marcus & Millichap, Inc. *	9,938	511
NexPoint Residential Trust, Inc.	9,039	758
Office Properties Income Trust	19,251	478
Orion Office, Inc. *	21,623	404
RE/MAX Holdings, Inc. - Class A	7,475	228
Realogy Holdings Corp. *	46,362	779
Retail Opportunity Investments Corp.	48,293	947
RPT Realty	33,516	449
Safehold, Inc.	5,622	449
Saul Centers, Inc.	5,222	277
Service Properties Trust	65,636	577
SITE Centers Corp.	71,393	1,130
The St. Joe Co.	13,113	683
Summit Hotel Properties, Inc. *	42,339	413
Tanger Factory Outlet Centers, Inc.	41,354	797
Uniti Group, Inc.	93,881	1,315
Universal Health Realty Income Trust	5,098	303
Urstadt Biddle Properties, Inc. - Class A	11,935	254
Washington Real Estate Investment Trust	33,663	870
Whitestone REIT	18,367	186
Xenia Hotels & Resorts, Inc. *	45,412	822

Total		35,015

Utilities (1.9%)
American States Water Co.	14,691	1,520
Avista Corp.	28,144	1,196
California Water Service Group	20,923	1,503
Chesapeake Utilities Corp.	7,001	1,021
Middlesex Water Co.	6,958	837
Northwest Natural Holding Co.	12,222	596
South Jersey Industries, Inc.	44,722	1,168

Common Stocks (98.5%)	Shares/ Par +	Value $ (000’s)

Utilities continued
Unitil Corp.	6,352	292

Total		8,133

Total Common Stocks
(Cost: $305,642)		428,094

Investment Companies (0.4%)

Investment Companies (0.4%)
iShares Core S&P Small-Cap ETF	15,973	1,829

Total		1,829

Total Investment Companies
(Cost: $1,612)		1,829

Warrants (0.0%)

Energy (0.0%)
Nabors Industries, Ltd. *	1,013	4

Total		4

Total Warrants
(Cost: $–)		4

Short-Term Investments (1.1%)

Governments (0.1%)
US Treasury 0.000%, 1/27/22 b	495,000	495

Total		495

Money Market Funds (1.0%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	4,133,355	4,133

Total		4,133

Total Short-Term Investments
(Cost: $4,629)		4,628

Total Investments (100.0%)
(Cost: $311,883)@		434,555

Other Assets, Less
Liabilities (0.0%)		(129)

Net Assets (100.0%)		434,426

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 600 Stock Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
E-mini Russell 2000 Index Futures	Long	USD	2	39	3/22	$4,373	$82	$(9)

							$82	$(9)

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$–	$–	$–	$–	$(9)	$(9)	$–

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

b

Cash or securities with an aggregate value of $495 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2021.

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $312,254 and the net unrealized appreciation of investments based on that cost was $122,383 which is comprised of $143,128 aggregate gross unrealized appreciation and $20,745 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks	$428,094	$-	$-
Investment Companies	1,829	-	-
Short-Term Investments
Money Market Funds	4,133	-	-
All Others	-	495	-
Other Financial Instruments^
Futures	82	-	-
Warrants	4	-	-
Total Assets:	$434,142	$495	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest primarily in common stocks of small-sized companies believed to be undervalued.	$685 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Small Cap Value Portfolio (“the Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in common stocks of companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000® Index at the time of purchase. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises.

MARKET OVERVIEW

Despite the continuing coronavirus pandemic, major U.S. stock indices advanced in 2021, extending the brisk rebound that started in March 2020. Many indices repeatedly reached record highs throughout the year. Equities advanced as the economy reopened and recovered, facilitated by the rollout of COVID-19 vaccines, federal fiscal relief and robust corporate earnings growth. Factors that weighed negatively on financial markets included elevated inflation, stemming in part from supply shortages and global supply chain disruptions, the emergence of new COVID-19 variants and the Fed’s decision to taper its monthly asset purchases starting in November 2021.

PORTFOLIO RESULTS

The Portfolio returned 23.0% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Russell 2000® Value Index (the “Index”), returned 28.27%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the Small Cap Value Funds peer group was 30.05%.

Unfavorable stock selection was the main detractor from the Portfolio’s performance. From a sector perspective, the Consumer Discretionary sector was the leading detractor from relative results, driven by adverse stock choices. For example, Strategic Education, Inc. declined sharply amid a deceleration in enrollment growth and regulatory concerns.

Stock selection in the Industrials sector also detracted from the Portfolio’s return, driven by ESCO Technologies, Inc. The Communication Services sector further weighed on the Portfolio’s performance due to stock selection, however, this was partially offset by a positive underweight allocation in the sector. Shares of the telecommunications company Cable One, Inc., a fully integrated provider of high-speed internet, cable television and telephony services, also weighed heavily on relative performance for the period. The portfolio managers maintain a favorable view of the company and its experienced management team, under-levered balance sheet and synergies from recent mergers.

On the upside, the Energy sector contributed the most to the Portfolio’s performance, driven by strong stock choices. U.S. oil and gas exploration and production company Devon Energy Corporation advanced sharply during 2021, buoyed by an increase in oil prices and as the company continued to execute on improved capital productivity and cost reduction initiatives. The company underwent a major transformation via the sale of several non-core assets and a merger of equals with WPX Energy earlier this year. Stock selection in the Financials sector, led by the Portfolio’s exposure to insurance company State Auto Financial Corporation, also contributed.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Late 2021 brought several negative surprises, including the rapid spread of the Delta and Omicron variants of COVID-19 and a regulatory crackdown in China, the driver of much of the global economy’s growth in recent years. Nevertheless, growth appears likely to continue in most of the world’s major economies over the coming months. Indeed, the Delta and Omicron variants seem likely to have only delayed rather than derailed the global recovery—perhaps making growth over the coming quarters modestly more robust than it would have been. There are several challenges on the horizon, including the withdrawal of extraordinary monetary accommodation in the U.S. and other developed markets. How today’s elevated bond and equity valuations will respond to the normalization of monetary policy is an open question, but past tightening

Small Cap Value Portfolio (unaudited)

episodes have not always led to market corrections. A carefully communicated and slow rise in interest rates in the coming years may allow market growth to continue.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Small Cap Value Portfolio	23.00%	10.52%	12.23%
Russell 2000® Value Index	28.27%	9.07%	12.03%
Lipper® Variable Insurance Products (VIP) Small Cap Value Funds Average	30.05%	9.60%	11.97%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Stocks of smaller companies, such as those held in this Portfolio, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

The Portfolio may invest a portion of its assets in other investment companies, including open-end and closed-end funds, exchange-traded funds (“ETFs”), and business development companies (“BDCs”), and will bear its pro rata portion of such expenses. The market prices of ETFs, closed-end funds and BDCs may trade at a premium or discount to their net asset values and may be subject to trading halts by the applicable exchange, which may negatively impact the Portfolio. BDCs in particular may be less liquid and more adversely affected by poor economic or market conditions.

The Portfolio may invest a relatively high percentage of its assets in a particular sector. The Portfolio will have greater exposure to the risks associated with that sector and its performance will be tied more closely to the performance of the sector.

Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Western Alliance Bancorporation	1.7%
Littelfuse, Inc.	1.6%
Devon Energy Corp.	1.5%
Live Oak Bancshares, Inc.	1.5%
UFP Industries, Inc.	1.5%
Chesapeake Utilities Corp.	1.4%
Pinnacle Financial Partners, Inc.	1.4%
Belden, Inc.	1.4%
Terreno Realty Corp.	1.3%
Matador Resources Co.	1.2%

Sector Allocation 12/31/21

Sector	% of Net Assets
Financials	25.7%
Industrials	14.9%
Real Estate	10.2%
Health Care	9.2%
Consumer Discretionary	9.1%
Information Technology	8.1%
Energy	6.4%
Utilities	4.9%
Materials	4.6%
Consumer Staples	3.0%
Communication Services	2.3%
Short-Term Investments & Other Net Assets	1.6%

Sector Allocation and Top 10 Holdings are subject to change.

Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (98.4%)	Shares/ Par +	Value $ (000’s)

Communication Services (2.3%)
Advantage Solutions, Inc. *	245,014	1,965
Boston Omaha Corp. *	109,275	3,139
Cable One, Inc.	3,182	5,611
Integral Ad Science Holding Corp. *	65,646	1,458
NerdWallet, Inc. *	60,419	940
Scholastic Corp.	73,320	2,930

Total		16,043

Consumer Discretionary (9.1%)
Allbirds, Inc. *	84,114	1,268
BJ’s Restaurants, Inc. *	69,353	2,396
Cavco Industries, Inc. *	22,358	7,102
Dorman Products, Inc. *	35,294	3,989
Hibbett Sports, Inc.	34,516	2,483
LCI Industries	26,370	4,110
Lumber Liquidators Holdings, Inc. *	150,231	2,565
Marriott Vacations Worldwide Corp.	25,547	4,317
Meritage Homes Corp. *	33,552	4,095
Monro, Inc.	52,817	3,078
On Holding AG *	10,554	399
Papa John’s
International, Inc.	35,352	4,718
Petco Health &
Wellness Co., Inc. *	102,683	2,032
Pool Corp.	8,156	4,616
Red Robin Gourmet Burgers, Inc. *	70,895	1,172
Rent the Runway, Inc. *	19,915	162
Steven Madden, Ltd.	115,954	5,388
Strategic Education, Inc.	75,354	4,359
Sweetgreen, Inc. *	16,561	530
Visteon Corp. *	28,058	3,118
Xometry, Inc. *	6,139	315

Total		62,212

Consumer Staples (3.0%)
Coca-Cola Consolidated, Inc.	9,871	6,112
Grocery Outlet Holding Corp. *	68,755	1,944
Nomad Foods, Ltd. *	226,294	5,746
Post Holdings, Inc. *	33,496	3,776
The Simply Good Foods Co. *	79,036	3,286

Total		20,864

Common Stocks (98.4%)	Shares/ Par +	Value $ (000’s)

Energy (6.4%)
Cactus, Inc.	138,502	5,281
ChampionX Corp. *	299,413	6,051
Devon Energy Corp.	231,782	10,210
International Seaways, Inc.	99,072	1,454
Liberty Oilfield Services, Inc. *	318,526	3,090
Magnolia Oil & Gas Corp.	342,512	6,463
Matador Resources Co.	221,769	8,188
REX American Resources Corp. *	32,930	3,161

Total		43,898

Financials (25.7%)
BankUnited, Inc.	169,670	7,179
BRP Group, Inc. *	165,829	5,988
Columbia Banking System, Inc.	118,551	3,879
CrossFirst Bankshares, Inc. *	160,925	2,512
Eastern Bankshares, Inc.	135,343	2,730
FB Financial Corp.	117,947	5,168
Glacier Bancorp, Inc.	85,178	4,830
Green Dot Corp. - Class A *	67,755	2,455
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	119,314	6,338
HarborOne Bancorp, Inc.	267,555	3,971
Hercules Capital, Inc.	191,035	3,169
Home BancShares, Inc.	321,749	7,835
Houlihan Lokey, Inc.	60,274	6,240
Independent Bank Corp.	64,079	5,224
James River Group Holdings, Ltd.	86,517	2,493
Live Oak Bancshares, Inc.	115,638	10,094
National Bank Holding Corp. - Class A	108,417	4,764
Origin Bancorp, Inc.	90,930	3,903
Palomar Holdings, Inc. *	29,876	1,935
PCSB Financial Corp.	77,169	1,469
PennyMac Financial Services, Inc.	55,335	3,861
PennyMac Mortgage Investment Trust	182,779	3,168

Common Stocks (98.4%)	Shares/ Par +	Value $ (000’s)

Financials continued
Pinnacle Financial Partners, Inc.	100,059	9,556
Popular, Inc.	64,965	5,330
PRA Group, Inc. *	34,538	1,734
ProAssurance Corp.	121,081	3,063
PROG Holdings, Inc. *	88,017	3,970
Radian Group, Inc.	209,982	4,437
Ryan Specialty Group Holdings, Inc. *	67,839	2,737
Southern First Bancshares, Inc. *	65,527	4,095
StepStone Group, Inc.	42,850	1,781
TowneBank	165,253	5,220
Virtus Investment Partners, Inc.	20,542	6,103
Walker & Dunlop, Inc.	29,663	4,476
Webster Financial Corp.	85,072	4,750
Western Alliance Bancorporation	110,210	11,864
WSFS Financial Corp.	149,219	7,479

Total		175,800

Health Care (9.2%)
Agiliti, Inc. *	127,593	2,955
Arvinas, Inc. *	24,211	1,989
Atrion Corp.	7,359	5,187
Blueprint Medicines Corp. *	21,050	2,255
C4 Therapeutics, Inc. *	41,400	1,333
Ensign Group, Inc.	41,807	3,510
Fate Therapeutics, Inc. *	29,900	1,749
FIGS, Inc. *	95,387	2,629
Insmed, Inc. *	76,610	2,087
Ionis Pharmaceuticals, Inc. *	22,100	673
Karuna Therapeutics, Inc. *	12,563	1,646
Kodiak Sciences, Inc. *	16,917	1,434
Kymera Therapeutics, Inc. *	29,038	1,844
Molina Healthcare, Inc. *	4,505	1,433
Option Care Health, Inc. *	216,472	6,156
Ortho Clinical Diagnostics Holdings PLC *	136,423	2,918
Pacific Biosciences of California, Inc. *	75,700	1,549
The Pennant Group, Inc. *	72,904	1,683
Phreesia, Inc. *	49,808	2,075

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio

Common Stocks (98.4%)	Shares/ Par +	Value $ (000’s)

Health Care continued
Prothena Corp. PLC *	29,300	1,447
Quidel Corp. *	11,353	1,533
Replimune Group, Inc. *	59,510	1,613
Select Medical Holdings Corp.	197,013	5,792
Turning Point Therapeutics, Inc. *	31,100	1,483
Ultragenyx Pharmaceutical, Inc. *	25,785	2,168
Xencor, Inc. *	56,857	2,281
Zentalis Pharmaceuticals, Inc. *	21,100	1,774

Total		63,196

Industrials (14.9%)
ABM Industries, Inc.	35,766	1,461
Alamo Group, Inc.	12,575	1,851
Allegiant Travel Co. *	7,590	1,420
Ameresco, Inc. *	19,667	1,602
Aris Water Solutions, Inc. *	106,287	1,376
Beacon Roofing Supply, Inc. *	104,558	5,996
Blue Bird Corp. *	97,002	1,517
Brady Corp. - Class A	64,174	3,459
Chart Industries, Inc. *	8,259	1,317
CIRCOR International, Inc. *	83,832	2,279
Enerpac Tool Group Corp.	124,730	2,529
ESCO Technologies, Inc.	48,535	4,368
FTI Consulting, Inc. *	11,857	1,819
Helios Technologies, Inc.	71,625	7,533
Herc Holdings, Inc.	1,800	282
JELD-WEN Holding, Inc. *	92,210	2,431
Korn Ferry	74,252	5,623
Landstar System, Inc.	27,232	4,875
Matson, Inc.	31,869	2,869
McGrath RentCorp	49,141	3,944
MSA Safety, Inc.	20,397	3,079
Parsons Corp. *	56,541	1,903
Regal Beloit Corp.	16,830	2,864
Rush Enterprises, Inc.	39,083	2,175
Shoals Technologies Group, Inc. *	69,197	1,681
SPX Corp. *	59,514	3,552
Stericycle, Inc. *	68,319	4,074
The Timken Co.	35,780	2,479
Triumph Group, Inc. *	324,493	6,013
UFP Industries, Inc.	109,268	10,054
UniFirst Corp.	1,243	261
Univar Solutions, Inc. *	127,045	3,602

Common Stocks (98.4%)	Shares/ Par +	Value $ (000’s)

Industrials continued
Zurn Water Solutions
Corp.	54,200	1,973

Total		102,261

Information Technology (8.1%)
Belden, Inc.	143,951	9,462
Ceridian HCM Holding, Inc. *	42,767	4,467
Clearwater Analytics Holdings, Inc. *	34,565	794
Entegris, Inc.	31,188	4,322
Harmonic, Inc. *	656,202	7,717
Littelfuse, Inc.	33,787	10,632
MaxLinear, Inc. - Class A *	69,243	5,220
nCino, Inc. *	28,916	1,586
Onto Innovation, Inc. *	26,140	2,646
PAR Technology Corp. *	30,659	1,618
Payoneer Global, Inc. *	303,600	2,232
Semtech Corp. *	26,271	2,336
Workiva, Inc. *	17,369	2,267

Total		55,299

Materials (4.6%)
Carpenter Technology Corp.	93,235	2,722
Clearwater Paper Corp. *	106,441	3,903
Constellium SE *	330,957	5,927
Element Solutions, Inc.	183,800	4,463
Minerals Technologies, Inc.	9,695	709
Myers Industries, Inc.	131,245	2,626
Orion Engineered Carbons SA *	203,035	3,728
Quaker Chemical Corp.	16,412	3,788
Reliance Steel & Aluminum Co.	21,502	3,488

Total		31,354

Real Estate (10.2%)
American Campus Communities, Inc.	63,061	3,613
Apartment Investment & Management Co. - Class A *	220,612	1,703
EastGroup Properties, Inc.	31,857	7,259
Essential Properties Realty Trust, Inc.	97,107	2,800
Healthcare Realty Trust, Inc.	116,601	3,689
JBG SMITH Properties	156,499	4,493
NexPoint Residential Trust, Inc.	10,400	872
Potlatch Corp.	91,628	5,518

Common Stocks (98.4%)	Shares/ Par +	Value $ (000’s)

Real Estate continued
PS Business Parks, Inc.	24,469	4,507
Safehold, Inc.	47,018	3,754
Saul Centers, Inc.	98,113	5,202
The St. Joe Co.	138,778	7,223
Sunstone Hotel Investors, Inc. *	479,738	5,627
Terreno Realty Corp.	100,618	8,582
Tricon Residential, Inc.	74,609	1,140
Washington Real Estate Investment Trust	143,260	3,703

Total		69,685

Utilities (4.9%)
California Water Service Group	72,610	5,218
Chesapeake Utilities Corp.	67,181	9,796
IDACORP, Inc.	59,488	6,740
MGE Energy, Inc.	62,121	5,109
NorthWestern Corp.	99,298	5,676
Sunnova Energy International, Inc. *	32,761	915

Total		33,454

Total Common Stocks
(Cost: $432,955)		674,066

Warrants (0.0%)

Communication Services (0.0%)
Advantage Solutions, Inc. *	19,088	47

Total		47

Total Warrants
(Cost: $25)		47

Short-Term Investments (1.6%)

Money Market Funds (1.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030% #	11,275,380	11,275

Total		11,275

Total Short-Term Investments
(Cost: $11,275)		11,275

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Value Portfolio

Short-Term Investments (1.6%)	Shares/ Par +	Value $ (000’s)

Money Market Funds continued

Total Investments (100.0%)
(Cost: $444,255)@		685,388

Other Assets, Less
Liabilities (0.0%)		(84)

Net Assets (100.0%)		685,304

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $447,243 and the net unrealized appreciation of investments based on that cost was $238,146 which is comprised of $256,772 aggregate gross unrealized appreciation and $18,626 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Common Stocks	$674,066	$-	$-
Short-Term Investments	11,275	-	-
Warrants	47	-	-
Total Assets:	$685,388	$-	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital.	Invest in securities of issuers from countries outside the U.S. that have above average growth potential.	$1.1 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Growth Portfolio (the “Portfolio”), has engaged FIAM LLC (“FIAM”) to act as sub-adviser for the Portfolio. FIAM is an indirect, wholly owned subsidiary of FMR LLC (along with its affiliates, “Fidelity Investments”). Normally, the Portfolio will invest in the securities of issuers from countries outside the United States. The Portfolio invests in companies it believes operate in a market environment, or with a competitive advantage, that make it difficult for competition to disrupt current and future profitability, in combination with growth drivers that may offer above-average growth potential measured by factors such as earnings or revenue. In buying and selling securities for the Portfolio, the portfolio manager relies on fundamental analysis, which involves a “bottom-up” assessment of a company’s potential for success in light of factors such as its financial condition, earnings outlook, strategy, management, industry position and economic and market conditions.

MARKET OVERVIEW

Global equities advanced in early 2021, with the U.S. again outpacing non-U.S. equity markets. European equity markets posted positive returns while Japanese equity markets posted marginally positive returns. On a sector basis, the Financials, Information Technology and Energy sectors supported developed markets, and only the Communication Services sector detracted (in U.S. dollar terms).

Emerging market equities underperformed relative to developed market equities, driven in large part by China, which made up over one-third of the market value. Gains in the Chinese Information Technology sector trailed those of developed-market peers. Sizeable losses in the Consumer Discretionary, Health Care and Real Estate sectors weighed on overall emerging market equity returns in 2021.

PORTFOLIO RESULTS

The Portfolio returned 15.92% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the MSCI EAFE® Growth Index (the “Index”), returned 11.25%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the International Large Cap Growth Funds peer group was 8.46%.

From a country perspective, Japan was the largest contributor to the Portfolio’s return, driven primarily by strong stock selection. Out-of-benchmark exposure in the U.S. also contributed. The portfolio’s managers used the output of bottom-up stock selection to determine geographic positioning.

On a sector basis, ten of eleven sectors contributed to the Portfolio’s return. The Information Technology sector contributed significantly to the Portfolio’s return. An overweight position in Netherlands-based ASML Holding was the leading contributor, as their next generation lithography technology continued to be a crucial component for semiconductor design. Lasertec Corp. also contributed as its semi-optical and extreme ultraviolet (EUV) lithographic mask blanks and mask inspection systems form a critical part of the manufacturing pipeline, helping assure the quality of leading-edge semiconductors. Lasertec Corp. remained a highly profitable asset-lite business and increased its order backlog during the year, offering the portfolio managers a longer-term positive view for earnings.

The Communication Services sector also contributed, led by an out-of-benchmark position in Alphabet, Inc. The company benefited from its dominant position in search and advertising as consumer spending at companies with integrated online and brick-and-mortar shopping experiences increased. The Materials sector was another notable contributor, buoyed by a long-time holding in the industrial gases company Linde PLC. The company has maintained strong pricing power as one of the key players in a market dominated by a few large companies.

On the downside, the Portfolio’s sole position in the Real Estate sector, Vonovia SE, detracted from the Portfolio’s return, due to poor performance in the second half of 2021. Meanwhile, not owning Danish drug maker Novo Nordisk, which had several strong launches in 2021, also detracted.

International Growth Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of FIAM, the Portfolio’s sub-adviser.

The Portfolio targets companies with multiyear structural growth prospects, high barriers to entry and attractive valuations, based on our earnings forecasts. We typically find these franchise businesses at cheap-to-reasonable prices in one of three ways: First, we target structurally attractive growth themes. Second, we try to capitalize on cyclically out-of-favor companies with pricing power when the market becomes excessively focused on near-term cyclical concerns and loses sight of the cross-cycle earnings power. Third, we attempt to capitalize on market dislocations driven by macro-shocks.

Over the past year, we have been focused on finding companies that may emerge from the COVID-19 pandemic in notably stronger competitive positions and potentially generate better cycle-to-cycle earnings-per-share, even if short-term prospects are challenging.

We remain optimistic about the long-term attractiveness of the online payments, leading-edge EUV lithography equipment and blood plasma market segments and are enthusiastic about the increasingly consolidated industrial gas market.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
International Growth Portfolio	15.92%	16.28%	10.54%
MSCI EAFE® Growth Index (Net)	11.25%	13.59%	10.08%
MSCI EAFE® Growth Index (Gross)	11.59%	14.00%	10.48%
MSCI® All Country World (ex-US) Growth Index (Net)	5.09%	13.06%	9.13%
Lipper® Variable Insurance Products (VIP) International Large Cap Growth Funds	8.46%	12.82%	9.31%

With respect to its broad-based benchmark, the Portfolio has elected to calculate the MSCI® EAFE (Europe-Australasia-Far East) Growth Index net of withholding taxes on reinvested dividends rather than the MSCI® EAFE (Europe-AustralasiaFar East) Growth Index gross of withholding taxes on reinvested dividends because the net calculation more closely reflects the Portfolio’s performance for an investor.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

International Growth Portfolio (unaudited)

   Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
ASML Holding NV	6.5%
Nestle SA	4.6%
LVMH Moet Hennessy Louis Vuitton SE	4.3%
Roche Holding AG	4.1%
Recruit Holdings Co., Ltd.	3.6%
Keyence Corp.	3.4%
Linde PLC	2.6%
Atlas Copco AB - Class A	2.5%
Hoya Corp.	2.4%
Assa Abloy AB - Class B	2.2%

    Sector Allocation 12/31/21

Sector	% of Net Assets
Industrials	27.3%
Information Technology	24.6%
Financials	12.1%
Health Care	9.7%
Consumer Discretionary	7.9%
Materials	6.1%
Consumer Staples	5.1%
Communication Services	3.1%
Short-Term Investments & Other Net Assets	2.6%
Real Estate	0.8%
Energy	0.7%

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (97.4%)	Country	Shares/ Par +	Value $ (000’s)

Communication Services (3.1%)
Adevinta ASA - Class B *	Norway	269,857	3,587
Alphabet, Inc. - Class A *	United States	4,000	11,588
Rightmove PLC	United Kingdom	641,600	6,904
Safaricom, Ltd.	Kenya	16,324,600	5,482
Schibsted ASA - Class B	Norway	162,799	5,451

Total			33,012

Consumer Discretionary (7.9%)
Autoliv, Inc.	United States	57,400	5,936
Compass Group PLC *	United Kingdom	631,900	14,121
InterContinental Hotels
Group PLC, ADR *	United Kingdom	100,184	6,533
LVMH Moet Hennessy Louis Vuitton SE	France	55,200	45,688
PRADA SPA	Italy	1,193,200	7,636
USS Co., Ltd.	Japan	290,600	4,538

Total			84,452

Consumer Staples (5.1%)
Clicks Group, Ltd.	South Africa	142,852	2,829
Nestle SA	Switzerland	352,569	49,286
PriceSmart, Inc.	United States	36,000	2,634

Total			54,749

Energy (0.7%)
Reliance Industries, Ltd.	India	60,000	1,912
Reliance Industries, Ltd., GDR	India	86,300	5,519

Total			7,431

Financials (12.1%)
AIA Group, Ltd.	Hong Kong	2,196,688	22,143
Deutsche Borse Aktiengesellschaft	Germany	48,500	8,125
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	226,800	13,246
Housing Development
Finance Corp., Ltd.	India	135,463	4,714
Kotak Mahindra Bank, Ltd.	India	197,500	4,776
Marsh & McLennan Cos., Inc.	United States	123,723	21,506
Moody’s Corp.	United States	45,400	17,732
MSCI, Inc.	United States	29,700	18,197
S&P Global, Inc.	United States	39,200	18,500

Total			128,939

Health Care (9.7%)
Dechra Pharmaceuticals PLC	United Kingdom	73,800	5,319
Hoya Corp.	Japan	170,200	25,236
ResMed, Inc.	United States	67,500	17,582
Roche Holding AG	Switzerland	105,812	43,863
Sanofi	France	42,100	4,246
UCB SA	Belgium	63,500	7,255

Total			103,501

Common Stocks (97.4%)	Country	Shares/ Par +	Value $ (000’s)

Industrials (27.3%)
Aalberts NV	Netherlands	45,000	2,985
Airbus SE *	Netherlands	139,000	17,781
Assa Abloy AB - Class B	Sweden	774,400	23,525
Atlas Copco AB - Class A	Sweden	391,700	27,115
Auckland International Airport, Ltd. *	New Zealand	568,455	2,998
Azelis Group NV *	Belgium	86,385	2,481
CAE, Inc. *	Canada	201,200	5,075
Canadian Pacific Railway, Ltd.	Canada	185,900	13,371
Cellnex Telecom SA	Spain	140,739	8,171
Edenred	France	128,800	5,949
Epiroc AB	Sweden	408,200	10,349
Experian PLC	Jersey	355,200	17,462
FANUC Corp.	Japan	81,900	17,362
IMCD NV	Netherlands	26,100	5,785
Interpump Group SpA	Italy	122,400	8,910
KONE Oyj	Finland	88,600	6,300
Legrand SA	France	139,500	16,343
MISUMI Group, Inc.	Japan	441,700	18,126
OSG Corp.	Japan	150,600	2,339
Otis Worldwide Corp.	United States	57,000	4,963
Recruit Holdings Co., Ltd.	Japan	626,000	37,947
Safran SA	France	103,200	12,649
Schindler Holding AG	Switzerland	21,953	5,890
Schindler Holding AG - Registered Shares	Switzerland	6,085	1,625
SHO-BOND Holdings Co., Ltd.	Japan	137,261	6,170
Vestas Wind Systems A/S	Denmark	319,500	9,662

Total			291,333

Information Technology (24.6%)
Amadeus IT Group SA *	Spain	310,400	20,907
ASML Holding NV	Netherlands	85,800	69,033
Azbil Corp.	Japan	293,900	13,390
Black Knight, Inc. *	United States	53,500	4,435
Keyence Corp.	Japan	56,900	35,760
Lam Research Corp.	United States	30,800	22,150
Lasertec Corp.	Japan	56,600	17,206
Mastercard, Inc. - Class A	United States	36,750	13,205
NICE, Ltd. *	Israel	49,000	14,876
SAP SE	Germany	93,419	13,342
Spectris PLC	United Kingdom	150,900	7,471
Taiwan Semiconductor
Manufacturing Co., Ltd.	Taiwan	806,000	17,847
Temenos AG	Switzerland	28,100	3,877
Visa, Inc. - Class A	United States	41,225	8,934

Total			262,433

Materials (6.1%)
CRH PLC, ADR	Ireland	313,700	16,563
Franco-Nevada Corp.	Canada	49,600	6,860
Linde PLC	Ireland	80,755	28,131
The Sherwin-Williams Co.	United States	40,500	14,263

Total			65,817

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

Common Stocks (97.4%)	Country	Shares/ Par +	Value $ (000’s)

Real Estate (0.8%)
Vonovia SE	Germany	163,360	9,020

Total			9,020

Total Common Stocks
(Cost: $659,580)			1,040,687

Short-Term Investments (2.5%)

Money Market Funds (2.5%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	United States	26,607,114	26,607

Total			26,607

Total Short-Term Investments
(Cost: $26,607)			26,607

Total Investments (99.9%)
(Cost: $686,187)@			1,067,294

Other Assets, Less
Liabilities (0.1%)			938

Net Assets (100.0%)			1,068,232

Investments Percentage by Country is based on Net Assets:
United States	19.4%
Japan	16.7%
Switzerland	9.8%
Netherlands	9.0%
France	8.0%
Sweden	5.7%
Other	31.3%
Total	99.9%

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $686,832 and the net unrealized appreciation of investments based on that cost was $380,462 which is comprised of $389,440 aggregate gross unrealized appreciation and $8,978 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Energy	$7,431	$-	$-
Communication Services	23,974	9,038	-
Consumer Discretionary	79,914	4,538	-
Consumer Staples	5,463	49,286	-
Financials	120,814	8,125	-
Health Care	34,402	69,099	-
Industrials	107,842	183,491	-
Information Technology	140,104	122,329	-
Materials	37,686	28,131	-
Real Estate	-	9,020	-
Short-Term Investments	26,607	-	-
Total Assets:	$584,237	$483,057	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital appreciation.	Invest primarily in foreign equity securities, including emerging markets.	$963 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Research International Core Portfolio (the “Portfolio”), has engaged Massachusetts Financial Services Company (“MFS®”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in foreign equity securities, including emerging market equity securities. In conjunction with a team of investment research analysts, sector leaders select investments for the Portfolio. An active, “bottom up” investment approach is used to buy and sell investments for the Portfolio. The Portfolio is generally managed to be sector neutral to the MSCI EAFE® Index. The Portfolio may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MARKET OVERVIEW

During 2021, the global economy experienced volatility as it adjusted to changing conditions of the coronavirus pandemic. The global economy was buoyed by ample fiscal stimulus, accommodative monetary policy and the rollout of several highly effective COVID-19 vaccines. However, the rapid spread of several COVID-19 variants, widespread global production bottlenecks and a surge in inflation weighed negatively on the economy. In the first half of 2021, the economy experienced strong economic activity as the global economy began to reopen. Activity became more muted in the second half of 2021 amid ongoing supply chain disruptions and a new wave of coronavirus infections.

In response to rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape. Indeed, several central banks in emerging markets tightened their monetary policy and the Fed reduced the pace of its asset purchases in November and December 2021. However, the European Central Bank, the Bank of Japan and the People’s Bank of China have maintained accommodative policies. Sovereign bond yields moved modestly higher during the period of higher inflation and on expectations of tighter Fed policies but remain historically low.

A harsher Chinese regulatory posture towards industries such as online gaming, food delivery and education increased market volatility, as has stress in China’s highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.

Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks,” popular with users of online message boards, and cryptocurrencies, while there has also been heavy retail participation in the market for short-dated options.

PORTFOLIO RESULTS

The Portfolio returned 12.07% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s primary and secondary benchmarks, the MSCI® All Country World (ex-U.S.) Index (the “Index”) and the MSCI EAFE® Index, returned 7.82% and 11.26%, respectively. (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2021 of the International Multi-Cap Core Funds peer group was 10.41%.

The Industrials sector was the primary contributor to the Portfolio’s performance, due in part to stock selection and, to a lesser extent, an overweight allocation in the sector. Notably, the Portfolio’s overweight holdings of electrical equipment manufacturer Schneider Electric SE and machinery company GEA Group AG contributed to performance results.

The Consumer Discretionary and Materials sectors also contributed to the Portfolio’s performance, led by a combination of security selection and an underweight allocation to the sector. The portfolio manager’s avoidance of e-commerce company Alibaba Group Holding Limited boosted the sector’s contribution. The Materials sector benefited from gains in the chemicals companies Linde PLC, an industrial gas supplier, and Croda International PLC, a specialty chemicals manufacturer.

On the downside, the Energy sector detracted the most from the Portfolio’s performance, due to a combination of security selection and an underweight position in the sector. The Utilities sector also detracted from the Portfolio’s return, led by the renewable energy solutions provider Orsted A/S.

Research International Core Portfolio (unaudited)

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the Index’s exposures to holdings of securities denominated in foreign currencies, detracted from the Portfolio’s return. All of the portfolio managers’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for the Portfolio to have different currency exposure than the Index.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of MFS®, the Portfolio’s sub-adviser.

Regardless of changing economic and market conditions, we will continue to adhere to our investment process, building a Portfolio of fundamentally sound companies. The Portfolio is a sector-neutral portfolio that emphasizes bottom-up fundamental research. Because of this approach, the Portfolio’s sector weightings vary only modestly from those of the broader foreign market. Instead, we attempt to outperform the Index by holding what we believe to be the most attractive opportunities among growth and value companies within each sector of the market without regard to market capitalization.

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Research International Core Portfolio	12.07%	12.54%	8.62%
MSCI® All Country World (ex-US) Index (Net)	7.82%	9.61%	7.28%
MSCI® All Country World (ex-US) Index (Gross)	8.29%	10.12%	7.77%
MSCI EAFE® Index (Net)	11.26%	9.55%	8.03%
Lipper® Variable Insurance Products (VIP) International Multi-Cap Core Funds Average	10.41%	8.97%	7.52%

With respect to its broad-based benchmark, the Portfolio has elected to calculate the MSCI® All Country World (ex-US) Index net of withholding taxes on reinvested dividends rather than the MSCI® All Country World (ex-US) Index gross of withholding taxes on reinvested dividends because the net calculation more closely reflects the Portfolio’s performance for an investor.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Research International Core Portfolio (unaudited)

   Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Roche Holding AG	3.4%
Novo Nordisk AS - Class B	3.2%
Nestle SA	3.2%
Schneider Electric SE	2.9%
Linde PLC	2.6%
LVMH Moet Hennessy Louis Vuitton SE	2.4%
Aon PLC	2.1%
Hitachi, Ltd.	1.7%
Diageo PLC	1.7%
BNP Paribas SA	1.7%

    Sector Allocation 12/31/21

Sector	% of Net Assets
Financials	16.3%
Industrials	15.3%
Health Care	12.2%
Consumer Discretionary	11.4%
Information Technology	10.0%
Materials	9.6%
Consumer Staples	9.3%
Communication Services	6.4%
Energy	3.3%
Utilities	3.2%
Real Estate	2.4%
Short-Term Investments & Other Net Assets	0.6%

Sector Allocation and Top 10 Holdings are subject to change.

Research International Core Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (99.4%)	Country	Shares/ Par +	Value $ (000’s)

Communication Services (6.4%)
Advanced Info Service PCL - Foreign Shares	Thailand	662,300	4,560
carsales.com, Ltd.	Australia	149,784	2,734
Hellenic Telecommunications Organization SA	Greece	225,806	4,179
KDDI Corp.	Japan	295,200	8,628
NAVER Corp. *	South Korea	23,485	7,456
NetEase, Inc., ADR	Cayman Islands	155,145	15,791
SEEK, Ltd.	Australia	133,944	3,194
SoftBank Group Corp.	Japan	114,200	5,396
Tencent Holdings, Ltd.	Cayman Islands	164,300	9,625

Total			61,563

Consumer Discretionary (11.4%)
adidas AG	Germany	41,473	11,961
Bridgestone Corp.	Japan	118,900	5,116
Burberry Group PLC	United Kingdom	109,077	2,683
Cie Financiere Richemont SA	Switzerland	64,367	9,612
Continental AG *	Germany	46,058	4,876
Flutter Entertainment PLC *	Ireland	37,507	5,970
Koito Manufacturing Co., Ltd.	Japan	129,100	6,836
LVMH Moet Hennessy Louis Vuitton SE	France	27,488	22,752
Ocado Group PLC *	United Kingdom	96,598	2,194
Prosus NV *	Netherlands	58,028	4,858
Techtronic Industries Co., Ltd.	Hong Kong	563,000	11,206
Toyota Industries Corp.	Japan	72,800	5,817
Whitbread PLC *	United Kingdom	54,673	2,216
Yamaha Corp.	Japan	78,100	3,850
Yum China Holdings, Inc.	United States	118,374	5,900
ZOZO, Inc.	Japan	122,500	3,814

Total			109,661

Consumer Staples (9.3%)
British American Tobacco PLC	United Kingdom	326,587	12,084
Danone SA	France	99,940	6,212
Diageo PLC	United Kingdom	298,398	16,301
Kao Corp.	Japan	110,000	5,756
Kirin Holdings Co., Ltd.	Japan	302,300	4,848
Nestle SA	Switzerland	222,275	31,072
Reckitt Benckiser Group PLC	United Kingdom	127,525	10,947
Sugi Holdings Co.	Japan	45,700	2,765

Total			89,985

Energy (3.3%)
Cairn Energy PLC	United Kingdom	1,298,012	3,308
Eni SpA	Italy	611,852	8,458
Galp Energia SGPS SA	Portugal	662,911	6,430
Idemitsu Kosan Co., Ltd.	Japan	190,600	4,868
Santos, Ltd.	Australia	811,486	3,726
TC Energy Corp.	Canada	103,019	4,791

Total			31,581

Financials (16.3%)
AIA Group, Ltd.	Hong Kong	1,275,400	12,856
AIB Group PLC *	Ireland	1,353,670	3,298
Aon PLC	Ireland	67,902	20,409

Common Stocks (99.4%)	Country	Shares/ Par +	Value $ (000’s)
Financials continued
Beazley PLC *	United Kingdom	309,270	1,952
BNP Paribas SA	France	231,757	16,035
Credit Suisse Group AG	Switzerland	662,454	6,425
Euronext NV	Netherlands	96,287	10,003
HDFC Bank, Ltd.	India	582,264	11,601
Hiscox, Ltd.	Bermuda	300,341	3,499
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	112,300	6,559
ING Groep NV	Netherlands	612,533	8,537
Julius Baer Group, Ltd.	Switzerland	119,398	7,979
Macquarie Group, Ltd.	Australia	68,285	10,204
Mitsubishi UFJ Financial Group, Inc.	Japan	1,441,900	7,834
Natwest Group PLC	United Kingdom	3,048,626	9,313
UBS Group AG	Switzerland	632,292	11,348
Zurich Insurance Group AG	Switzerland	20,464	8,968

Total			156,820

Health Care (12.2%)
Bayer AG	Germany	94,505	5,059
ConvaTec Group PLC	United Kingdom	1,605,463	4,197
Koninklijke Philips NV	Netherlands	246,161	9,183
Kyowa Hakko Kirin Co., Ltd.	Japan	322,700	8,796
Novo Nordisk AS - Class B	Denmark	279,749	31,274
Qiagen NV *	Netherlands	210,237	11,715
Roche Holding AG	Switzerland	78,918	32,714
Santen Pharmaceutical Co., Ltd.	Japan	612,700	7,476
Terumo Corp.	Japan	159,200	6,727

Total			117,141

Industrials (15.3%)
Cellnex Telecom SA	Spain	100,946	5,861
Daikin Industries, Ltd.	Japan	61,500	13,952
GEA Group AG	Germany	209,443	11,468
Hitachi, Ltd.	Japan	311,300	16,862
Kubota Corp.	Japan	524,000	11,634
Legrand SA	France	101,421	11,882
MTU Aero Engines AG	Germany	29,158	5,928
Persol Holdings Co., Ltd.	Japan	133,600	3,880
Ritchie Bros Auctioneers, Inc.	Canada	94,948	5,810
Ryanair Holdings PLC *	Ireland	40,175	4,111
Schindler Holding AG	Switzerland	28,913	7,757
Schneider Electric SE	France	141,205	27,725
SMC Corp.	Japan	17,700	11,941
Weir Group PLC	United Kingdom	52,117	1,207
Wolters Kluwer NV	Netherlands	60,574	7,145

Total			147,163

Information Technology (10.0%)
Amadeus IT Group SA *	Spain	107,008	7,207
Cadence Design Systems, Inc. *	United States	36,508	6,803
Constellation Software, Inc.	Canada	5,195	9,639
EPAM Systems, Inc. *	United States	13,854	9,261
Fujitsu, Ltd.	Japan	67,300	11,531
Kyocera Corp.	Japan	91,100	5,693

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio

Common Stocks (99.4%)	Country	Shares/ Par +	Value $ (000’s)

Information Technology continued
Nomura Research Institute, Ltd.	Japan	210,700	8,973
NXP Semiconductors NV	Netherlands	41,765	9,513
Samsung Electronics Co., Ltd.	South Korea	95,300	6,256
Scout24 AG	Germany	65,930	4,622
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	475,189	10,522
Visa, Inc. - Class A	United States	30,738	6,661

Total			96,681

Materials (9.6%)
Akzo Nobel NV	Netherlands	105,831	11,627
Croda International PLC	United Kingdom	97,053	13,294
Glencore PLC *	Jersey	1,676,023	8,506
Kansai Paint Co., Ltd.	Japan	182,900	3,976
Linde PLC	Ireland	70,919	24,705
Nitto Denko Corp.	Japan	96,600	7,467
Sika AG	Switzerland	30,434	12,633
Symrise AG	Germany	71,606	10,621

Total			92,829

Real Estate (2.4%)
ESR Cayman, Ltd. *	Cayman Islands	1,519,800	5,136
Grand City Properties SA	Luxembourg	307,155	7,300
LEG Immobilien AG	Germany	73,375	10,250

Total			22,686

Utilities (3.2%)
APA Group	Australia	425,668	3,116
China Resources Gas Group, Ltd.	Bermuda	806,000	4,553

Common Stocks (99.4%)	Country	Shares/ Par +	Value $ (000’s)

Utilities continued
CLP Holdings, Ltd.	Hong Kong	478,500	4,833
E.ON SE	Germany	395,854	5,491
Iberdrola SA	Spain	783,078	9,176
Orsted A/S	Denmark	30,082	3,863

Total			31,032

Total Common Stocks
(Cost: $695,549)			957,142

Warrants (0.0%)

Consumer Discretionary (0.0%)
Cie Financiere Richemont SA *	Switzerland	136,342	150

Total			150

Total Warrants
(Cost: $–)			150

Short-Term Investments (1.2%)

Money Market Funds (1.2%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	United States	11,631,439	11,631

Total			11,631

Total Short-Term Investments
(Cost: $11,631)			11,631

Total Investments (100.6%)
(Cost: $707,180)@			968,923

Other Assets, Less Liabilities (-0.6%)			(5,820)

Net Assets (100.0%)			963,103

Investments Percentage by Country is based on Net Assets:
Japan	19.2%
Switzerland	13.3%
France	8.8%
United Kingdom	8.2%
Netherlands	7.6%
Germany	7.4%
Ireland	5.9%
Other	30.2%
Total	100.6%

The Accompanying Notes are an Integral Part of the Financial Statements.

Research International Core Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $711,097 and the net unrealized appreciation of investments based on that cost was $ 257,826 which is comprised of $288,355 aggregate gross unrealized appreciation and $30,529 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Communication Services	$35,523	$26,040	$-
Consumer Discretionary	57,779	51,882	-
Consumer Staples	45,544	44,441	-
Energy	18,255	13,326	-
Financials	114,266	42,554	-
Health Care	13,380	103,761	-
Industrials	57,880	89,283	-
Information Technology	41,877	54,804	-
Materials	33,427	59,402	-
Real Estate	5,136	17,550	-
Utilities	12,502	18,530	-
Short-Term Investments	11,631	-	-
Warrants	150	-	-
Total Assets:	$447,350	$521,573	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital. Any income realized will be incidental.	Invests primarily in equity securities of issuers outside of the U.S. with favorable long-term potential relative to current market values.	$1.9 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the International Equity Portfolio (“the Portfolio”), has engaged Dodge & Cox to act as sub-adviser for the Portfolio. Dodge & Cox was appointed sub-adviser to the Portfolio effective November 1, 2021. Prior to that time, the Portfolio was sub-advised by Templeton Investment Counsel, LLC (“Templeton”). The Portfolio may purchase securities in any country, including those with developed markets and emerging markets and is not required to allocate its investments in set percentages in particular countries, except that the Portfolio’s investments in emerging markets countries normally will be limited to 30% of its net assets. The Portfolio typically invests in well-established companies of medium-to-large capitalization based on standards of the applicable market. The Portfolio typically invests in companies that appear to be temporarily undervalued but have a favorable outlook for long-term growth. The portfolio managers also focus on the underlying financial condition and prospects of individual companies, including future earnings, cash flow, and dividends.

MARKET OVERVIEW

International equity markets rose through the first half of 2021, then seesawed downward in the second half amid concerns about inflation and COVID-19 variants. Overall, international markets posted strong results in 2021. However, within the international universe developed markets led emerging markets by a large margin. Emerging market returns were negative in 2021 overall. China tumbled due to the Chinese government’s increased regulations across multiple industries, notably internet-related companies. Value outperformed growth for the year, thanks in large part to strong returns from the Energy and Financials sectors and weak returns from internet-oriented stocks.

PORTFOLIO RESULTS

The Portfolio returned 5.00% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the MSCI® All Country World (ex-US) Value Index (the “Index”), returned 10.46%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund rating agency, the average return in 2021 of the International Large Cap Value Funds peer group was 11.86%.

As noted above, prior to November 1, 2021, the Portfolio was managed by Templeton. With respect to the period prior to November 1, 2021 stock selection in Europe detracted from the Portfolio’s performance. Currency factors, primarily in Asia, also detracted. In contrast, an underweight position and stock selection in China and stock selection in Japan contributed significantly.

From a sector perspective, holdings in the Financials, Industrials and Health Care sectors detracted from the Portfolio’s return. The Portfolio held an underweight position in Financials, given the structural challenges of low interest rates combined with increasing and varying degrees of government regulation across geographies. While most commercial banks in developed markets, particularly in Europe, were failing to meet the Portfolio managers’ criteria for long-term value creation, the Portfolio managers found select opportunities among high quality franchises that could benefit from some combination of a higher nominal yields, economic reflation and repaired consumer balance sheets.

On the upside, an overweight position and stock selection in the Energy sector contributed to the Portfolio’s performance, as did stock selection in the Utilities and Consumer Discretionary sectors. Pandemic-related disruptions and continued supply discipline have created a healthy supply/demand dynamic in energy markets. The Portfolio managers added to select stocks that exhibited stability despite economic reopening, a resumption of air travel, rising oil prices and, in many cases, significant fundamental improvements to balance sheet quality and operational efficiency.

The following performance attribution comments relate to the period November 1, 2021 through December 31, 2021, during which time Dodge & Cox acted as the Portfolio’s sub-adviser.

The Portfolio’s Emerging Market holdings, especially Alibaba Group Holding Limited, JD.com, Inc. and Itau Unibanco SA, detracted from the Portfolio’s return. From a sector perspective, the Financials sector, notably Banco Santander SA and Prudential PLC, detracted. The Consumer Discretionary sector also detracted.

International Equity Portfolio (unaudited)

On the upside, the Health Care sector contributed to the Portfolio’s performance, led by pharmaceuticals companies GlaxoSmithKline PLC, Novartis International AG and Roche Holdings,Inc. The Industrials sector contributed as Johnson Controls International, an electrical equipment company, advanced. The Energy Sector also contributed.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Dodge & Cox, the Portfolio’s sub-adviser.

While valuations continue to be reasonable for the overall market, wide valuation disparities remain between value and growth stocks, as well as between stocks that benefit from or are hurt by low interest rates. The market divergence between value and growth is significantly above average. The valuation spread between stocks benefiting or suffering from low interest rates is at its highest level since 2001. This valuation spread is extraordinary given the incredibly low level of nominal and real interest rates, reflecting more certainty about the likelihood of rates staying lower for longer than we believe is merited. These two wide valuation disparities continue to provide attractive opportunities for active,value oriented, bottom-up investment managers. In particular, the Financials and Energy sectors both contain large portions of value and low-rate sensitive stocks and account for 35% of the Portfolio.

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
International Equity Portfolio	5.00%	3.54%	4.88%
MSCI® All Country World (ex-US) Value Index (Net)	10.46%	6.00%	5.29%
MSCI® All Country World (ex-US) Index (Gross)	8.29%	10.12%	7.77%
MSCI® All Country World (ex-US) Index (Net)	7.82%	9.61%	7.28%
Lipper® Variable Insurance Products (VIP) International Large Cap Value Funds Average	11.86%	7.17%	6.34%

With respect to its broad-based benchmark, the Portfolio has elected to calculate the MSCI® All Country World (ex-US) Index net of withholding taxes on reinvested dividends rather than the MSCI® All Country World (ex-US) Index gross of withholding taxes on reinvested dividends because the net calculation more closely reflects the Portfolio’s performance for an investor.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

International Equity Portfolio (unaudited)

   Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
GlaxoSmithKline PLC	4.0%
Sanofi	3.9%
UBS Group AG	3.4%
Novartis AG	3.4%
Roche Holding AG	3.3%
BNP Paribas SA	3.0%
ICICI Bank, Ltd.	2.8%
Samsung Electronics Co., Ltd.	2.7%
Banco Santander SA	2.6%
Barclays PLC	2.5%

   Sector Allocation 12/31/21

Sector	% of Net Assets
Financials	26.6%
Health Care	18.0%
Consumer Discretionary	10.4%
Materials	10.1%
Energy	7.6%
Industrials	6.8%
Information Technology	6.6%
Consumer Staples	4.8%
Communication Services	3.5%
Short-Term Investments & Other Net Assets	2.9%
Real Estate	2.1%
Utilities	0.6%

Sector Allocation and Top 10 Holdings are subject to change.

International Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (92.8%)	Country	Shares/ Par +	Value $ (000’s)

Communication Services (3.5%)
Baidu, Inc., ADR *	Cayman Islands	200,000	29,758
Liberty Global PLC *	United Kingdom	502,000	14,040
Millicom International Cellular, SDR *	Luxembourg	220,000	6,234
Vodafone Group PLC	United Kingdom	10,600,000	16,107

Total			66,139

Consumer Discretionary (10.4%)
Alibaba Group Holding, Ltd., ADR *	Cayman Islands	250,000	29,697
Bayerische Motoren Werke AG	Germany	80,000	8,062
Booking Holdings, Inc. *	United States	7,300	17,514
Grupo Televisa SA, ADR	Mexico	1,850,000	17,335
Honda Motor Co., Ltd.	Japan	1,540,000	43,247
JD.com, Inc., ADR *	Cayman Islands	355,000	24,875
Naspers, Ltd. - Class N	South Africa	70,000	10,859
Prosus NV *	Netherlands	455,000	38,090
Yamaha Motor Co., Ltd.	Japan	180,000	4,318

Total			193,997

Consumer Staples (4.8%)
Anheuser-Busch InBev SA/NV	Belgium	475,000	28,754
Beiersdorf AG	Germany	137,000	14,096
Imperial Brands PLC	United Kingdom	1,625,000	35,555
Magnit PJSC	Russia	135,000	9,786
Seven & i Holdings Co., Ltd.	Japan	9,900	435

Total			88,626

Energy (7.6%)
Equinor ASA	Norway	600,000	15,830
Ovintiv, Inc.	United States	525,000	17,693
Schlumberger, Ltd.	Curaçao	420,000	12,579
Suncor Energy, Inc.	Canada	1,480,000	37,044
TC Energy Corp.	Canada	400,000	18,616
TotalEnergies SE	France	785,000	39,887

Total			141,649

Financials (25.0%)
Aegon NV	Netherlands	2,870,000	14,354
Aviva PLC	United Kingdom	5,660,000	31,441
Axis Bank, Ltd. *	India	3,400,000	31,095
Banco Santander SA	Spain	14,419,600	48,129
Barclays PLC	United Kingdom	18,030,000	45,636
BNP Paribas SA	France	800,000	55,349
Credicorp, Ltd.	Bermuda	135,000	16,480
Credit Suisse Group AG	Switzerland	4,180,000	40,543
ICICI Bank, Ltd.	India	5,300,000	52,818
Mitsubishi UFJ Financial Group, Inc.	Japan	4,200,000	22,818
Prudential PLC	United Kingdom	1,110,000	19,149
Standard Chartered PLC	United Kingdom	3,273,094	19,866
UBS Group AG	Switzerland	3,580,000	64,254
XP, Inc. *	Cayman Islands	170,574	4,902

Total			466,834

Common Stocks (92.8%)	Country	Shares/ Par +	Value $ (000’s)

Health Care (18.0%)
Bayer AG	Germany	480,000	25,697
Fresenius Medical Care AG & Co.	Germany	360,000	23,321
GlaxoSmithKline PLC	United Kingdom	3,450,000	75,024
Novartis AG	Switzerland	715,000	62,789
Olympus Corp.	Japan	650,000	14,930
Roche Holding AG	Switzerland	150,000	62,180
Sanofi	France	715,000	72,106

Total			336,047

Industrials (6.8%)
Johnson Controls International PLC	Ireland	522,000	42,444
Komatsu, Ltd.	Japan	115,000	2,693
Mitsubishi Electric Corp.	Japan	2,790,000	35,379
Nidec Corp.	Japan	90,000	10,580
Schneider Electric SE	France	101,000	19,831
Smiths Group PLC	United Kingdom	765,000	16,355

Total			127,282

Information Technology (3.9%)
Brother Industries, Ltd.	Japan	385,000	7,402
Kyocera Corp.	Japan	335,000	20,933
Micro Focus International PLC	United Kingdom	515,000	2,913
Murata Manufacturing Co., Ltd.	Japan	205,000	16,276
TE Connectivity, Ltd.	Switzerland	162,000	26,137

Total			73,661

Materials (10.1%)
Akzo Nobel NV	Netherlands	285,000	31,312
Glencore PLC *	Jersey	5,100,000	25,883
Holcim, Ltd. *	Switzerland	706,534	35,957
Linde PLC	Ireland	55,000	19,159
Mitsubishi Chemical Holdings Corp.	Japan	2,694,000	19,957
Nutrien, Ltd.	Canada	465,000	34,968
Teck Resources, Ltd.	Canada	725,000	20,894

Total			188,130

Real Estate (2.1%)
CK Asset Holdings, Ltd.	Cayman Islands	2,534,900	15,978
Daito Trust Construction Co., Ltd.	Japan	126,000	14,395
Hang Lung Group, Ltd.	Hong Kong	4,000,000	8,546

Total			38,919

Utilities (0.6%)
Engie SA	France	700,000	10,371

Total			10,371

Total Common Stocks (Cost: $1,760,736)			1,731,655

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio

Preferred Stocks (4.3%)	Country	Shares/ Par +	Value $ (000’s)

Financials (1.6%)
Itau Unibanco Holding SA *	Brazil	8,000,000	30,427

Total			30,427

Information Technology (2.7%)
Samsung Electronics Co., Ltd. *	South Korea	835,000	49,980

Total			49,980

Total Preferred Stocks (Cost: $81,202)			80,407

Short-Term Investments (2.6%)

Money Market Funds (2.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	United States	48,019,329	48,019

Total			48,019

Total Short-Term Investments (Cost: $48,019)			48,019

Total Investments (99.7%) (Cost: $1,889,957)@			1,860,081

Other Assets, Less Liabilities (0.3%)			5,127

Net Assets (100.0%)			1,865,208

Investments Percentage by Country is based on Net Assets:
Switzerland	15.6%
United Kingdom	14.7%
Japan	11.4%
France	10.6%
Canada	6.0%
Cayman Islands	5.5%
Other	35.9%
Total	99.7%

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio

Over the Counter Derivatives

Forward Foreign Currency Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	Bank Of America, N.A.	CHF	14,748	16,189	1/12/22	$-	$(179)	$(179)
Sell	Bank Of America, N.A.	CHF	16,998	18,675	2/16/22	-	(178)	(178)
Sell	Bank Of America, N.A.	CHF	14,748	16,216	3/16/22	-	(177)	(177)
Buy	HSBC Bank USA	CNH	18,500	2,889	4/27/22	6	-	6
Sell	Bank Of America, N.A.	CNH	219,779	34,322	4/27/22	-	(81)	(81)
Sell	JP Morgan Chase Bank N.A	CNH	219,779	34,091	8/10/22	-	(132)	(132)
Sell	Bank Of America, N.A.	CNH	36,000	5,546	12/7/22	-	(13)	(13)
Sell	HSBC Bank USA	CNH	219,778	33,858	12/7/22	-	(177)	(177)

						$6	$(937)	$(931)

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts		Options	Swaps	Total
Total Over the Counter Derivatives	$6	-	$6		$(937)	-	-	$(937)

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,899,881 and the net unrealized depreciation of investments based on that cost was $40,732 which is comprised of $61,260 aggregate gross unrealized appreciation and $101,992 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

International Equity Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Preferred Stocks	$-	$80,407	$-
Common Stocks
Communication Services	59,905	6,234	-
Consumer Discretionary	138,370	55,627	-
Consumer Staples	64,309	24,317	-
Energy	125,819	15,830	-
Financials	291,090	175,744	-
Health Care	147,130	188,917	-
Industrials	78,630	48,652	-
Information Technology	29,050	44,611	-
Materials	113,057	75,073	-
Real Estate	24,524	14,395	-
All Others	10,371	-	-
Short-Term Investments	48,019	-	-
Other Financial Instruments^
Forward Foreign Currency Contracts	-	6	-
Total Assets:	$1,130,274	$729,813	$-
Liabilities:
Other Financial Instruments^
Forward Foreign Currency Contracts	-	(937)	-
Total Liabilities:	$-	$(937)	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Capital Appreciation.	Invest in equity securities of issuers that are tied economically to emerging market countries.	$993.5 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Emerging Markets Equity Portfolio (“the Portfolio”), has engaged Aberdeen Asset Managers Limited (“Aberdeen”) to act as sub-adviser for the Portfolio. The Portfolio normally invests in equity securities of issuers that are tied economically to emerging market countries. Emerging market countries include countries determined by the Portfolio’s portfolio managers to have emerging market economies, taking into account a number of factors, such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. The Portfolio may invest in companies of any size. The Portfolio employs a fundamental “bottom up” equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Investments are identified for their long-term, fundamental value.

MARKET OVERVIEW

Emerging market equities retreated in 2021, lagging their developed market peers. Stocks got off to a strong start thanks to the rollout of COVID-19 vaccines worldwide and optimism over increased U.S. stimulus under President Joe Biden. Markets extended their gains as economies reopened and commodity prices rallied. However, risk aversion resurfaced in the second half. The emergence of COVID-19 variants, Delta and Omicron, prompted renewed lockdowns and fresh travel curbs, and stoked concerns about further supply chain disruptions. Also denting sentiment were geopolitical tensions and the changing monetary policy environment amid rising inflation.

Across regions, markets in Asia lagged, dragged lower by steep losses in China. In addition to the impact from persistent tensions with the U.S., Chinese stocks were also affected by increased regulatory scrutiny across sectors and a resurgence in COVID-19 cases, particularly given the country’s zero tolerance approach. Conversely, Indian stocks rallied, buoyed by the country’s vaccine rollout and improving macro backdrop. Taiwanese equities outperformed on the back of robust semiconductor demand.

Latin America underperformed, with most markets closing lower. Elsewhere, markets in Emerging Europe, Middle East and Africa outpaced other emerging markets, helped largely by elevated energy prices

PORTFOLIO RESULTS

The Portfolio returned (4.55%) for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the MSCI® Emerging Markets Index (the “Index”) returned (2.54%). (This Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the Emerging Markets Funds peer group was (2.19%).

Underperformance during the period was driven by the exposure to Asian markets, particularly India, Hong Kong and Taiwan. In India, not holding IT services company Infosys detracted as its demand outlook remained robust. Kotak Mahindra Bank declined on worries that the COVID-19 outbreak would affect credit quality and borrowers’ ability to repay loans on schedule. The muted recovery in credit growth weighed further on the stock.

The non-benchmark exposure to Hong Kong disappointed, with Sands China among the key laggards. Sentiment towards the Macau gaming sector waned as tourist traffic remained lackluster amid ongoing COVID-related restrictions, while fears of further regulation added to the uncertainty. The underweight position and stock selection in Taiwan hampered performance. Not holding chip supplier MediaTek proved costly as demand continued to improve amid a global chip shortage, though the attractive supply and demand dynamics for the industry benefited some of the Portfolio’s core semiconductor holdings, including Taiwan Semiconductor Manufacturing Co. and ASML Holding in the Netherlands.

Outside Asia, the lack of exposure to Petrobras dampened returns. The Portfolio exited the Brazilian oil giant early in the year on concerns of political interference after an unexpected leadership change at the company. However, the stock later rebounded on the back of higher oil prices and optimism about the group’s divestment strategy.

Conversely, the Portfolio’s underweight to China and stock picks there mitigated losses. Clean energy names were among the main contributors to relative performance. Nari Technology benefited from its alignment to clean energy objectives

Emerging Markets Equity Portfolio (unaudited)

and the country’s power constraints. The government’s 14th Five-Year Plan underpinned the potential for significant grid investment and a more aggressive grid upgrade. The Portfolio’s solar energy exposures, Longi Green Energy Technology and Sungrow Power Supply, outperformed due to their attractive long-term outlooks, supported by the country’s carbon-neutral target. Battery separator maker Yunnan Energy New Material also proved rewarding thanks to optimism over demand for electric vehicles.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Aberdeen, the Portfolio’s sub-adviser.

2021 was a year of stark underperformance and lackluster absolute returns for emerging markets, despite a very strong earnings recovery over the year. This has left the asset class at an extreme relative discount to global developed markets and U.S. equities, indicating a potentially attractive entry point.

Looking ahead, investors will be pondering how stubborn inflation is likely to be, after being surprised by its persistence in 2021. With supply chain pressure easing and stimulus effects fading,inflation may normalize over the year, though this should be balanced against rising wages, which may indicate stickier inflation.

In China, further support to the economy is likely over the first quarter of 2022. With muted consumer inflation and a flagging property market, policymakers have made clear their intentions to support growth. However, the current zero tolerance approach to COVID may be tested by the highly transmissible Omicron variant.

Globally, the investment cycle is turning after years of decline. Green infrastructure should feature heavily in renewed investment, and this is an area in which emerging market companies are especially prominent. There are a number of positions in the Portfolio that should benefit from these trends,including renewable energy and technology hardware companies

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Emerging Markets Equity Portfolio	-4.55%	9.99%	5.00%
MSCI® Emerging Markets Index (Net)	-2.54%	9.88%	5.49%
MSCI® Emerging Markets Index (Gross)	-2.22%	10.26%	5.87%
Lipper® Variable Insurance Products (VIP) Emerging Markets Funds Average	-2.19%	10.05%	5.66%

With respect to its broad-based benchmark, the Portfolio has elected to calculate the MSCI® Emerging Markets Index net of withholding taxes on reinvested dividends rather than the MSCI® Emerging Markets Index gross of withholding taxes on reinvested dividends because the net calculation more closely reflects the Portfolio’s performance for an investor.

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations.

Emerging Markets Equity Portfolio (unaudited)

The Portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region. The Portfolio’s performance may be more volatile than that of a more geographically diversified fund, and may be tied more closely to the performance of a single country or region.

Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	9.6%
Samsung Electronics Co., Ltd., Various	8.5%
Tencent Holdings, Ltd.	3.7%
Alibaba Group Holding, Ltd.	3.5%
Housing Development Finance Corp., Ltd.	2.8%
Prosus NV	2.4%
China Merchants Bank Co., Ltd. - Class H	2.0%
LUKOIL PJSC, ADR, Various	1.9%
ASML Holding NV	1.9%
Novatek PJSC	1.8%

   Sector Allocation 12/31/21

Sector	% of Net Assets
Information Technology	29.8%
Financials	19.1%
Consumer Discretionary	15.7%
Materials	9.3%
Industrials	5.7%
Communication Services	5.6%
Consumer Staples	4.2%
Energy	3.7%
Utilities	2.0%
Short-Term Investments & Other Net Assets	2.0%
Health Care	2.0%
Real Estate	0.9%

Sector Allocation and Top 10 Holdings are subject to change.

Emerging Markets Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (93.3%)	Country	Shares/ Par +	Value $ (000’s)

Communication Services (5.6%)
Kakao Corp.	South Korea	40,073	3,779
Sea, Ltd. *	Cayman Islands	40,315	9,019
Tencent Holdings, Ltd.	Cayman Islands	619,500	36,292
Yandex NV *	Netherlands	107,006	6,474

Total			55,564

Consumer Discretionary (15.7%)
Alibaba Group Holding, Ltd. *	Cayman Islands	2,250,300	34,314
Allegro.eu SA *	Luxembourg	692,907	6,654
China Tourism Group Duty Free Corp, Ltd. - Class A	China	393,986	13,563
Li Ning Co., Ltd.	Cayman Islands	963,500	10,546
Maruti Suzuki India, Ltd.	India	102,770	10,258
Meituan Dianping - Class B *	Cayman Islands	328,900	9,507
MercadoLibre, Inc. *	United States	6,835	9,216
Midea Group Co., Ltd. - Class A	China	961,267	11,133
Prosus NV *	Netherlands	290,076	24,283
Sands China, Ltd. *	Cayman Islands	2,360,000	5,496
Shenzhou International Group Holdings, Ltd.	Cayman Islands	755,800	14,530
Zhongsheng Group Holdings, Ltd.	Cayman Islands	859,500	6,702

Total			156,202

Consumer Staples (4.2%)
Budweiser Brewing Co. APAC, Ltd.	Cayman Islands	3,824,100	10,029
Fomento Economico Mexicano SAB de CV, ADR	Mexico	158,900	12,348
Hindustan Unilever, Ltd.	India	377,936	12,004
Kweichow Moutai Co., Ltd. - Class A	China	23,280	7,488

Total			41,869

Energy (3.7%)
LUKOIL PJSC, ADR	Russia	211,798	19,001
Novatek PJSC	Russia	795,201	18,182

Total			37,183

Financials (19.1%)
AIA Group, Ltd.	Hong Kong	1,504,000	15,160
B3 SA - Brasil, Bolsa, Balcao	Brazil	2,279,753	4,556
Banco Bradesco SA, ADR	Brazil	3,212,293	10,986
Bank Central Asia Tbk PT	Indonesia	27,285,500	13,827
Bank of the Philippine Islands	Philippines	2,680,376	4,844
China Merchants Bank Co., Ltd. - Class H	China	2,493,500	19,363
Grupo Financiero Banorte SAB de CV	Mexico	2,409,150	15,669
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	266,492	15,564
Housing Development Finance Corp., Ltd.	India	803,284	27,956
Kotak Mahindra Bank, Ltd.	India	665,311	16,090

Common Stocks (93.3%)	Country	Shares/ Par +	Value $ (000’s)
Financials continued
PT Bank Rakyat Indonesia Persero Tbk	Indonesia	43,958,756	12,671
Sberbank of Russia PJSC	Russia	2,734,764	10,653
SBI Life Insurance Co., Ltd.	India	972,100	15,627
TCS Group Holding PLC	Cyprus	85,551	7,214

Total			190,180

Health Care (2.0%)
Hangzhou Tigermed Consulting Co., Ltd. - Class A	China	198,999	3,991
Hangzhou Tigermed Consulting Co., Ltd. - Class H	China	92,100	1,169
Wuxi Biologics Cayman, Inc. *	Cayman Islands	1,215,500	14,427

Total			19,587

Industrials (5.7%)
China Conch Venture Holdings, Ltd.	Cayman Islands	1,223,100	5,976
Grupo Aeroportuario del Sureste SAB de CV - Class B	Mexico	298,110	6,146
NARI Technology Co., Ltd. - Class A	China	2,794,715	17,553
Rumo SA *	Brazil	1,905,326	6,077
Sungrow Power Supply Co., Ltd. - Class A	China	679,397	15,542
WEG SA	Brazil	848,533	5,023

Total			56,317

Information Technology (25.1%)
ASM International NV	Netherlands	21,243	9,401
ASML Holding NV	Netherlands	22,927	18,446
Delta Electronics, Inc.	Taiwan	1,079,000	10,726
GDS Holdings, Ltd. *	Cayman Islands	1,115,700	6,482
Globant SA *	Luxembourg	25,681	8,066
Hon Hai Precision Industry Co., Ltd.	Taiwan	3,425,000	12,840
LONGi Green Energy Technology Co., Ltd. - Class A	China	1,247,308	16,870
Samsung Electronics Co., Ltd.	South Korea	587,460	38,567
Samsung SDI Co., Ltd.	South Korea	20,008	10,959
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4,297,290	95,154
Tata Consultancy Services, Ltd.	India	333,106	16,759
Yonyou Network Technology Co., Ltd. - Class A	China	888,297	5,001

Total			249,271

Materials (9.3%)
Anglo American Platinum, Ltd.	South Africa	127,378	14,523
Grupo Mexico SAB de CV	Mexico	3,307,613	14,419
LG Chem, Ltd. *	South Korea	30,623	15,800
Mondi PLC	United Kingdom	571,239	14,165

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio

Common Stocks (93.3%)	Country	Shares/ Par +	Value $ (000’s)

Materials continued
UltraTech Cement, Ltd.	India	142,589	14,584
Vale SA, ADR	Brazil	865,144	12,129
Yunnan Energy New Material Co., Ltd. - Class A	China	180,695	7,099

Total			92,719

Real Estate (0.9%)
China Resources Land, Ltd.	Cayman Islands	2,068,000	8,699

Total			8,699

Utilities (2.0%)
China Resources Gas Group, Ltd.	Bermuda	1,916,000	10,824
Power Grid Corp. of India, Ltd.	India	3,314,310	9,118

Total			19,942

Total Common Stocks (Cost: $735,165)			927,533

Preferred Stocks (4.7%)	Country	Shares/ Par +	Value $ (000’s)

Information Technology (4.7%)
Samsung Electronics Co., Ltd.	South Korea	774,516	46,360

Total			46,360

Total Preferred Stocks (Cost: $29,494)			46,360

Short-Term Investments (2.2%)

Money Market Funds (2.2%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	United States	21,622,668	21,623

Total			21,623

Total Short-Term Investments (Cost: $21,623)			21,623

Total Investments (100.2%) (Cost: $786,282)@			995,516

Other Assets, Less Liabilities (-0.2%)			(2,023)

Net Assets (100.0%)			993,493

Investments Percentage by Country is based on Net Assets:
Cayman Islands	17.4%
India	12.3%
China	12.0%
Taiwan	12.0%
South Korea	11.7%
Netherlands	5.8%
Other	29.0%
Total	100.2%

The Accompanying Notes are an Integral Part of the Financial Statements.

Emerging Markets Equity Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $787,398 and the net unrealized appreciation of investments based on that cost was $208,118 which is comprised of $285,706 aggregate gross unrealized appreciation and $77,588 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Preferred Stocks	$-	$46,360	$-
Common Stocks
Communication Services	51,785	3,779	-
Consumer Discretionary	149,548	6,654	-
Energy	19,001	18,182	-
Financials	148,473	41,707	-
Industrials	45,217	11,100	-
Information Technology	81,025	168,246	-
Materials	76,919	15,800	-
All Others	90,097	-	-
Short-Term Investments	21,623	-	-
Total Assets:	$683,688	$311,828	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income to the extent consistent with liquidity and stability of capital.	Invest in short-term fixed income obligations issued or guaranteed by the U.S Government, its agencies or instrumentalities.	$489 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Government Money Market Portfolio (the “Portfolio”), has engaged BlackRock Advisors, LLC (“BlackRock”) to act as sub-adviser for the Portfolio. The Portfolio invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by such obligations or cash. The Portfolio invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Portfolio seeks to maintain a net asset value of $1.00 per share.

MARKET OVERVIEW

Economic conditions in the U.S. vastly improved in 2021 as the unemployment rate fell from 6.3% to 3.9%. At the end of the second and third quarters, real gross domestic product increased at an annual rate of 6.7% and 2.3%, respectively, with the Consumer Price Index rising to 7% in 2021, the largest increase since 1982, leading the Federal Reserve to view inflation as more than transitory.

The Federal Open Market Committee (FOMC) made adjustments of 0.05% to the interest rate paid on required and excess reserves (IOER) and the offering rate on overnight reverse repurchase agreement (RRP) operations in June 2021, to 0.15% and 0.05%, respectively. The FOMC began tapering their asset purchases in November and doubled the pace of monthly reductions in December, stating that they will begin raising interest rates in 2022.

The U.S. debt limit increased by $2.5 trillion in December 2021, an amount expected to provide the U.S. government borrowing authority into early 2023.

PORTFOLIO RESULTS

The Portfolio returned 0.01% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Merrill Lynch® 3-Month Treasury Bill Index (the “Index”), returned 0.05%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the Money Market Funds peer group was 0.01%.

The main investment themes that dominated most of 2021 included the ultra-accommodative monetary policy put in place by the FOMC, the large and growing supply versus demand imbalance for front-end securities and the debt ceiling impasse toward the later part of the year. The duration of the Portfolio was managed to best take advantage of yield movements in this environment. Although it was a relatively flat curve during the period, yields did move within that tight range. Duration was managed lower at the mid-year point with the expectation that the FOMC would adjust the RRP and IOER rates. After their technical adjustment, a slightly longer duration profile was employed to take advantage of the back-up in yields that followed.

Toward the later part of 2021, the debt ceiling impasse dominated headlines. The general market avoidance of U.S. Treasury securities, which may have matured inside of the default date range, pushed yields on surrounding maturities through the RRP rate. Positioning around the debt ceiling dominated the portfolio managers’ strategy during this time as they targeted securities that matured outside of what they believed to be the most vulnerable period.

After the debt ceiling resolution, the U.S. Treasury was free to increase issuance of U.S. Treasury bills, which helped to support yields in the front end. Furthermore, following the FOMC’s December 2021 meeting, longer-dated points on the U.S. Treasury bill curve backed up as the market began to incorporate the possibility of multiple interest rate increases in 2022. The portfolio managers took advantage of this repricing to add back some duration into the Portfolio.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of BlackRock, the Portfolio’s sub-adviser.

Government Money Market Portfolio (unaudited)

With the U.S. Treasury quickly increasing debt issuance to build back its general account balance, which had been depleted due to the limitations placed on it, yields have been supported in the front end. Overall, net new U.S. Treasury bill supply is expected to be positive going forward. This new supply will be well received as there is still excess liquidity in the front end.

The FOMC’s nod to inflation reduction at their December 2021 meeting has the market now pricing in multiple interest rate increases in 2022. The timing of these hikes remains unknown and market pricing will remain volatile as new economic data is released. The repricing of FOMC interest rate increase expectations will dominate market pricing through 2022. As the FOMC interest rate increase path is not set and there are many variables that could alter the interest rates outlook, we are proceeding selectively with longer term trades.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself.

If the other party to a repurchase agreement defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. These risks may be heightened if the other party is located outside the U.S. If the seller fails to repurchase the security and the market value of the security declines, the Portfolio may lose money.

You could lose money investing in the Government Money Market Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Government Money Market Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Money Market Investments (103.3%)	Shares/ Par +	Value $ (000’s)

Money Market Funds (0.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030% #	488,365	489

Total		489

Repurchase Agreements (37.5%)
Tri-Party Bank of Montreal, 0.050%, 1/3/22 (Purchased on 12/31/21, to be repurchased at $17,000,071, collateralized by various US Treasury obligations, 0.000% to 4.375%, due from 4/21/2022 to 2/15/2049, aggregate par and fair value of $19,420,036 and $17,340,000, respectively)	17,000,000	17,000
Tri-Party Bank of Nova Scotia, 0.050%, 1/3/22 (Purchased on 12/31/21, to be repurchased at $21,000,088, collateralized by various US Treasury obligations, 0.000% to 3.000%, due from 1/11/2022 to 2/15/2051, aggregate par and fair value of $20,870,093 and $21,420,090, respectively)	21,000,000	21,000
Tri-Party BNP, 0.050%, 1/3/22 (Purchased on 12/31/21, to be repurchased at $10,000,042, collateralized by various US Treasury obligations, 0.000% to 2.750%, due from 2/15/2024 to 5/15/2048, aggregate par and fair value of $11,311,857 and $10,200,024, respectively)	10,000,000	10,000
Tri-Party BNP, 0.050%, 1/3/22 (Purchased on 12/31/21, to be repurchased at $10,000,042, collateralized by various US Treasury obligations and various US government sponsored agency obligations, 0.000% to 3.500%, due from 2/15/2022 to 10/20/2051, aggregate par and fair value of $9,965,450 and $10,200,000, respectively)	10,000,000	10,000
Tri-Party Citigroup Global Markets, Inc., 0.050%, 1/3/22 (Purchased on 12/31/21, to be repurchased at $15,000,063, collateralized by various US Treasury obligations, 1.250% to 3.625%, due from 4/15/2028 to 5/15/2028, aggregate par and fair value of $14,043,396 and $15,300,099, respectively)	15,000,000	15,000
Tri-Party Citigroup Global Markets, Inc., 0.060%, 1/3/22 (Purchased on 12/31/21, to be repurchased at $10,000,050, collateralized by various US government sponsored agency obligations, 2.500% to 4.000%, due from 11/20/2050 to 12/20/2050, aggregate par and fair value of $9,681,461 and $10,200,984, respectively)	10,000,000	10,000

Money Market Investments (103.3%)	Shares/ Par +	Value $ (000’s)

Repurchase Agreements continued
Tri-Party Goldman Sachs Group LP, 0.050%, 1/3/22 (Purchased on 12/31/21, to be repurchased at $25,000,104, collateralized by various US government sponsored agency obligations, 3.000% to 3.500%, due from 11/20/2047 to 11/20/2051, aggregate par and fair value of $24,126,651 and $25,500,001, respectively)	25,000,000	25,000
Tri-Party Mitsubishi UFJ, 0.055%, 1/3/22 (Purchased on 12/31/21, to be repurchased at $15,000,069, collateralized by various US government sponsored agency obligations, 2.000% to 3.500%, due from 4/20/2047 to 10/20/2051, aggregate par and fair value of $14,946,756 and $15,300,001, respectively)	15,000,000	15,000
Tri-Party Mizuho Securities, 0.050%, 1/3/22 (Purchased on 12/31/21, to be repurchased at $20,000,083, collateralized by various US Treasury obligations, 0.500% to 1.750%, due from 5/31/2022 to 10/31/2027, aggregate par and fair value of $21,387,272 and $20,400,031, respectively)	20,000,000	20,000
Tri-Party Natixis S.A., 0.050%, 1/3/22 (Purchased on 12/31/21, to be repurchased at $20,000,083, collateralized by various US Treasury obligations, 0.125% to 2.375%, due from 6/30/2022 to 5/15/2040, aggregate par and fair value of $20,131,941 and $20,400,001, respectively)	20,000,000	20,000
Tri-Party TD Securities, 0.050%, 1/3/22 (Purchased on 12/31/21, to be repurchased at $20,000,083, collateralized by US Treasury Note, 0.125%, due 7/31/2023, par and fair value of $20,564,768 and $20,400,024, respectively)	20,000,000	20,000

Total		183,000

US Government & Agencies (65.7%)
Federal Farm Credit Bank, 0.000%, 1/7/22	965,000	965
Federal Farm Credit Bank, 0.000%, 1/31/22	1,640,000	1,640
Federal Farm Credit Bank, 0.000%, 3/3/22	5,000,000	5,000
Federal Farm Credit Bank, 0.000%, 4/19/22	3,615,000	3,614
Federal Farm Credit Bank, 0.000%, 6/21/22	2,270,000	2,269
Federal Farm Credit Bank, 0.070%, 8/10/22	6,915,000	6,915
Federal Farm Credit Bank, 0.100%, (US SOFR plus 0.050%), 5/5/22	3,000,000	3,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Money Market Investments (103.3%)	Shares/ Par +	Value $ (000’s)

US Government & Agencies continued
Federal Farm Credit Bank, 0.100%, (US SOFR plus 0.050%), 2/17/23	2,270,000	2,270
Federal Farm Credit Bank, 0.100%, (US SOFR plus 0.050%), 8/22/23	2,720,000	2,720
Federal Farm Credit Bank, 0.100%, (US SOFR plus 0.050%), 9/28/23	1,830,000	1,830
Federal Farm Credit Bank, 0.110%, (US SOFR plus 0.060%), 1/20/23	550,000	550
Federal Farm Credit Bank, 0.110%, (US SOFR plus 0.060%), 11/22/23	3,350,000	3,350
Federal Farm Credit Bank, 0.125%, (US SOFR plus 0.075%), 11/3/22	1,050,000	1,050
Federal Farm Credit Bank, 0.135%, (US SOFR plus 0.085%), 10/7/22	1,985,000	1,985
Federal Farm Credit Bank, 0.145%, (US SOFR plus 0.095%), 9/2/22	2,535,000	2,535
Federal Farm Credit Bank, 0.205%, (US Treasury 3 Month Bill Money Market Yield plus 0.120%), 5/2/22	735,000	735
Federal Farm Credit Bank, 0.230%, (US SOFR plus 0.180%), 1/14/22	1,940,000	1,940
Federal Farm Credit Bank, 0.240%, (US SOFR plus 0.190%), 7/14/22	1,630,000	1,630
Federal Farm Credit Bank, 0.260%, (US SOFR plus 0.180%), 7/20/22	5,575,000	5,575
Federal Home Loan Bank, 0.000%, 1/12/22	5,195,000	5,195
Federal Home Loan Bank, 0.000%, 1/14/22	1,500,000	1,500
Federal Home Loan Bank, 0.000%, 2/8/22	1,245,000	1,245
Federal Home Loan Bank, 0.000%, 2/11/22	4,700,000	4,700
Federal Home Loan Bank, 0.000%, 2/14/22	9,555,000	9,554
Federal Home Loan Bank, 0.000%, 2/15/22	3,765,000	3,765
Federal Home Loan Bank, 0.000%, 2/16/22	8,610,000	8,610
Federal Home Loan Bank, 0.000%, 2/18/22	3,550,000	3,550
Federal Home Loan Bank, 0.000%, 3/2/22	7,045,000	7,044
Federal Home Loan Bank, 0.000%, 3/8/22	7,400,000	7,399
Federal Home Loan Bank, 0.000%, 3/18/22	9,405,000	9,404
Federal Home Loan Bank, 0.000%, 4/1/22	1,740,000	1,740
Federal Home Loan Bank, 0.000%, 4/22/22	5,330,000	5,329
Federal Home Loan Bank, 0.035%, 2/1/22	4,350,000	4,350
Federal Home Loan Bank, 0.040%, 1/12/22	4,685,000	4,685
Federal Home Loan Bank, 0.040%, 1/28/22	6,760,000	6,760
Federal Home Loan Bank, 0.050%, 1/25/22	735,000	735
Federal Home Loan Bank, 0.050%, 2/7/22	1,280,000	1,280
Federal Home Loan Bank, 0.055%, 3/22/22	4,690,000	4,690
Federal Home Loan Bank, 0.055%, 5/23/22	2,310,000	2,310
Federal Home Loan Bank, 0.060%, (US SOFR plus 0.010%), 3/28/22	385,000	385

Money Market Investments (103.3%)	Shares/ Par +	Value $ (000’s)

US Government & Agencies continued
Federal Home Loan Bank, 0.060%, (US SOFR plus 0.010%), 3/30/22	615,000	615
Federal Home Loan Bank, 0.060%, (US SOFR plus 0.010%), 9/6/22	2,925,000	2,925
Federal Home Loan Bank, 0.065%, (US SOFR plus 0.015%), 12/16/22	5,915,000	5,915
Federal Home Loan Bank, 0.115%, (US SOFR plus 0.065%), 4/28/22	945,000	945
Federal Home Loan Bank, 0.170%, (US SOFR plus 0.120%), 2/28/22	2,695,000	2,695
Federal Home Loan Mortgage Corp., 0.115%, (US SOFR plus 0.065%), 11/10/22	1,605,000	1,605
Federal Home Loan Mortgage Corp., 0.125%, 7/25/22	2,110,000	2,110
Federal Home Loan Mortgage Corp., 0.240%, (US SOFR plus 0.190%), 6/2/22	6,140,000	6,140
Federal National Mortgage Association, 0.000%, 3/2/22	1,675,000	1,675
Federal National Mortgage Association, 0.350%, (US SOFR plus 0.300%), 4/28/22	5,000,000	5,000
Federal National Mortgage Association, 0.400%, (US SOFR plus 0.350%), 4/7/22	2,740,000	2,740
Federal National Mortgage Association, 0.440%, (US SOFR plus 0.390%), 4/15/22	3,090,000	3,090
US Treasury, 0.000%, 3/1/22	4,730,200	4,730
US Treasury, 0.000%, 3/3/22	31,935,000	31,932
US Treasury, 0.000%, 3/10/22	20,085,000	20,083
US Treasury, 0.000%, 3/24/22	3,870,000	3,869
US Treasury, 0.000%, 3/31/22	11,355,000	11,353
US Treasury, 0.000%, 4/5/22	275,000	275
US Treasury, 0.000%, 4/26/22	10,155,000	10,152
US Treasury, 0.000%, 5/3/22	11,305,000	11,300
US Treasury, 0.000%, 6/16/22	9,580,000	9,574
US Treasury, 0.000%, 6/23/22	8,280,000	8,274
US Treasury, 0.000%, 6/30/22	4,565,000	4,560
US Treasury, 0.000%, 9/8/22	2,179,200	2,178
US Treasury, 0.000%, 12/29/22	985,000	981
US Treasury, 0.120%, (US Treasury 3 Month Bill Money Market Yield plus 0.035%), 10/31/23	7,500,000	7,500
US Treasury, 0.125%, 6/30/22	410,000	410
US Treasury, 0.134%, (US Treasury 3 Month Bill Money Market Yield plus 0.049%), 1/31/23	9,500,000	9,500
US Treasury, 0.375%, 3/31/22	135,000	135
US Treasury, 1.375%, 1/31/22	4,060,000	4,065
US Treasury, 1.750%, 2/28/22	135,000	135
US Treasury, 1.750%, 6/15/22	110,000	111

The Accompanying Notes are an Integral Part of the Financial Statements.

Government Money Market Portfolio

Money Market Investments (103.3%)	Shares/ Par +	Value $ (000’s)

US Government & Agencies continued
US Treasury, 2.125%, 5/16/22	920,000	927

Total		321,302

Total Money Market Investments
(Cost: $504,791)		504,791

Total Investments (103.3%)
(Cost: $504,791)		504,791

Other Assets, Less Liabilities (-3.3%)		(15,933)

Net Assets (100.0%)		488,858

+	All par is stated in U.S. Dollar unless otherwise noted.

#	7-Day yield as of 12/31/2021.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Short-Term Investments
Money Market Funds	$489	$-	$-
All Others	-	504,302	-
Total Assets:	$489	$504,302	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of current income as is consistent with prudent investment risk.	Invest in a diversified portfolio of investment grade debt securities.	$412 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Short-Term Bond Portfolio (the “Portfolio”), has engaged T. Rowe Price Associates, Inc. (“T. Rowe Price”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”). Also, the Portfolio may invest up to 20% of net assets in foreign securities. Debt securities may be of any maturity, but under normal market conditions, the Portfolio’s effective dollar-weighted average maturity will not exceed three years. The Portfolio primarily invests in corporate, government and mortgage- and asset-backed securities. The Portfolio uses both a “top-down” and “bottom-up” investment approach to construct the portfolio of investments. The top-down investment approach involves an evaluation of the overall macroeconomic environment and its potential impact on the level and direction of interest rates. The bottom-up investment approach focuses on fundamental research of individual issuers.

MARKET OVERVIEW

Domestic bond returns were mixed in 2021, as bond yields rose across the Treasury yield curve, especially in the intermediate-term portion of the curve, amid expectations that the Fed’s tapering of asset purchases, which was announced in November, would be a prelude to tighter monetary policy in 2022.

At its December 2021 meeting, the Federal Open Market Committee announced an accelerated timeline to taper asset purchases and projected three rate hikes in 2022, up from the one it predicted in September. The yield of the two-year Treasury note rose as the Fed rhetoric focused increasingly on reducing inflation and markets priced-in anticipated interest rate increases.

U.S. Treasurys posted negative absolute returns and lagged the broader investment grade market. Among spread sectors, corporate bonds recorded the strongest excess returns, as improving corporate fundamentals and strong technicals provided support.

PORTFOLIO RESULTS

The Portfolio returned (0.10%) for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Bloomberg® 1–3 Year U.S. Government/Credit Index (the “Index”), returned (0.47%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the Short Investment Grade Debt Funds peer group was (0.22%).

Sector allocation was the primary contributor to the Portfolio’s performance. Out-of-benchmark holdings in the Financials sector, particularly in mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities, contributed as the industries continued to recover from liquidity issues brought on by the coronavirus pandemic. Moreover, concerns regarding inflation and the emergence of COVID-19 variants boosted demand for the generally higher quality securitized sectors. In addition, an overweight position in investment grade corporate bonds and a corresponding underweight to U.S. Treasurys contributed to the Portfolio’s return as improving corporate fundamentals, generally encouraging corporate earnings and a continued desire for yield among investors fueled demand for corporate bonds.

Security selection within investment grade corporate bonds also contributed, and yield curve positioning further supported relative results. A shorter average-duration profile relative to the benchmark was beneficial as U.S. Treasury yields rose across most of the curve. Additionally, the Portfolio’s cash allocation, which is necessary for portfolio liquidity, was a modest detractor from relative results during the period.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of T. Rowe Price, the Portfolio’s sub-adviser.

Short-Term Bond Portfolio (unaudited)

Although the Fed’s increased focus on reducing inflation and the emergence of the Omicron variant of COVID-19 have complicated the interest rate outlook, we believe a strengthening U.S. economy and moderating inflation will support higher Treasury yields in 2022. However, we believe the pace of the two-year yield’s rise will moderate if the Fed’s rate increase cycle aligns with expectations.

The Fed’s mid-December 2021 policy meeting provided some clarity about the accelerated pace of tapering as well as the number and timing of interest rate increases. Any policy missteps by the Fed, such as tightening policy more quickly in the face of a less certain economic outlook, could lead to increased levels of market volatility and further fluctuations in short-term credit spreads. However, bouts of volatility should also provide tactical opportunities for us, particularly given the strong growth environment.

While valuations have become more attractive following widening credit spreads in November 2021, spreads remain near the tighter end of their longer-term range. Given current spread levels, we believe the liquidity we have built up will be advantageous in periods of spread widening. In such a climate, active sector and security selection are likely to play critical roles in generating yield and managing risk, and we are confident that our research platform is well positioned to capitalize on the current market environment.

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Short-Term Bond Portfolio	-0.10%	2.24%	1.65%
Bloomberg 1-3 Year U.S. Government/Credit Bond Index	-0.47%	1.85%	1.39%
Lipper® Variable Insurance Products (VIP) Short Investment Grade Debt Funds Average	-0.22%	1.84%	1.54%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may invest in derivative instruments to adjust the Portfolio’s duration and yield curve exposure, to hedge foreign currency exposure or for any other permissible purpose keeping with its investment objective. Use of these instruments may involve certain costs and imposes certain risks such as liquidity risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The U.S. federal funds rate has been subject to adjustments over the course of the last several years. A significant rise in interest rates over the course of the last several years. A significant rise in interest rates over a short period of time

Short-Term Bond Portfolio (unaudited)

could cause significant losses in the market value of the Portfolio’s fixed income investments.

   Top 10 Fixed Income Holdings 12/31/21

Security Description	% of Net Assets
US Treasury, Various	15.5%
Government National Mortgage Association, Various	1.1%
Federal National Mortgage Association, Various	1.0%
Pacific Gas & Electric Co., Various	1.0%
Imperial Brands Finance PLC, Various	1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp., Various	0.9%
AbbVie, Inc., Various	0.8%
Hyundai Capital America, Various	0.8%
Synchrony Financial, Various	0.8%
Morgan Stanley, Various	0.8%

   Sector Allocation 12/31/21

Sector	% of Net Assets
Corporate Bonds	49.2%
Structured Products	33.1%
Governments	15.5%
Short-Term Investments	1.4%
Municipal Bonds	0.8%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Short-Term Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Corporate Bonds (49.2%)	Shares/ Par+	Value $ (000’s)

Basic Materials (0.6%)
ArcelorMittal 3.600%, 7/16/24	225,000	234
Celulosa Arauco y Constitucion SA 4.500%, 8/1/24	365,000	388
Ecolab, Inc. 1.650%, 2/1/27	215,000	216
LYB International Finance III, LLC 1.250%, 10/1/25	373,000	367
Nucor Corp. 2.000%, 6/1/25	155,000	158
POSCO 2.375%, 11/12/22 144A	810,000	819
Westlake Chemical Corp. 0.875%, 8/15/24	100,000	99

Total		2,281

Communications (3.4%)
AT&T, Inc. 0.900%, 3/25/24	1,060,000	1,055
Baidu, Inc. 2.875%, 7/6/22	405,000	408
3.500%, 11/28/22	345,000	352
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, 7/23/22 b	2,107,000	2,138
4.908%, 7/23/25 b	1,270,000	1,398
Comcast Corp. 3.700%, 4/15/24	460,000	489
Cox Communications, Inc. 3.150%, 8/15/24 144A	443,000	462
Crown Castle Towers LLC 3.720%, 7/15/43 144A	300,000	304
Expedia, Inc. 3.600%, 12/15/23	565,000	587
Fox Corp. 3.666%, 1/25/22	420,000	421
NBN Co., Ltd. 1.450%, 5/5/26 144A	1,000,000	985
NTT Finance Corp. 0.373%, 3/3/23 144A	660,000	657
0.583%, 3/1/24 144A	265,000	262
The Priceline Group, Inc. 2.750%, 3/15/23	150,000	153
SES SA 3.600%, 4/4/23 144A	195,000	200
Sky, Ltd. 3.750%, 9/16/24 144A	1,450,000	1,544
T-Mobile USA, Inc. 2.250%, 2/15/26	470,000	471
3.500%, 4/15/25	515,000	546
Verizon Communications, Inc. 0.850%, 11/20/25	500,000	488
1.450%, 3/20/26	650,000	647
3.376%, 2/15/25	230,000	245

Corporate Bonds (49.2%)	Shares/ Par+	Value $ (000’s)

Communications continued
The Walt Disney Co. 1.750%, 1/13/26	140,000	141

Total		13,953

Consumer Staples (0.2%)
China Mengniu Dairy Co., Ltd. 1.875%, 6/17/25 §	856,000	850

Total		850

Consumer, Cyclical (5.4%)
7-Eleven, Inc. 0.625%, 2/10/23 144A	200,000	199
0.800%, 2/10/24 144A	325,000	321
American Airlines Pass Through Trust, Series 2017-2, Class B 3.700%, 4/15/27	248,759	240
AutoZone, Inc. 3.625%, 4/15/25	235,000	251
Brunswick Corp. 0.850%, 8/18/24	685,000	675
Daimler Finance North America LLC 1.625%, 12/13/24 144A	580,000	584
1.750%, 3/10/23 144A	815,000	823
General Motors Co. 4.875%, 10/2/23	530,000	563
5.400%, 10/2/23	500,000	535
General Motors Financial Co., Inc. 2.900%, 2/26/25	845,000	874
Harley-Davidson Financial Services, Inc. 2.550%, 6/9/22 144A	210,000	211
4.050%, 2/4/22 144A	560,000	561
Hasbro, Inc. 3.000%, 11/19/24	980,000	1,020
Hyatt Hotels Corp. 1.300%, 10/1/23	325,000	325
Hyundai Capital America 0.800%, 1/8/24 144A	390,000	384
0.875%, 6/14/24 144A	510,000	500
1.000%, 9/17/24 144A	255,000	251
1.150%, 11/10/22 144A	385,000	386
2.375%, 2/10/23 144A	865,000	877
2.850%, 11/1/22 144A	228,000	232
3.000%, 6/20/22 144A	470,000	475
3.950%, 2/1/22 144A	245,000	246
Marriott International, Inc. 2.125%, 10/3/22	200,000	202
3.125%, 2/15/23	170,000	173
3.600%, 4/15/24	1,160,000	1,213
McDonald’s Corp. 1.450%, 9/1/25	270,000	272
3.300%, 7/1/25	155,000	164
3.350%, 4/1/23	305,000	314
Nissan Motor Acceptance Corp. 2.600%, 9/28/22 144A	1,010,000	1,020
2.650%, 7/13/22 144A	215,000	217

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.2%)	Shares/ Par+	Value $ (000’s)

Consumer, Cyclical continued
Nissan Motor Co., Ltd. 3.043%, 9/15/23 144A	775,000	795
Nordstrom, Inc. 2.300%, 4/8/24	85,000	85
O’Reilly Automotive, Inc. 3.800%, 9/1/22	195,000	198
Panasonic Corp. 2.536%, 7/19/22 144A	335,000	338
QVC, Inc. 4.375%, 3/15/23 b	2,065,000	2,127
Ralph Lauren Corp. 1.700%, 6/15/22	100,000	101
Ross Stores, Inc. 0.875%, 4/15/26	245,000	237
4.600%, 4/15/25	1,100,000	1,205
Starbucks Corp. 2.700%, 6/15/22	205,000	206
Stellantis Finance US, Inc. 1.711%, 1/29/27 144A	260,000	256
Toyota Motor Credit Corp. 2.650%, 4/12/22	875,000	880
United Airlines Pass Through Trust, Series 2019-2, Class B 3.500%, 11/1/29	150,406	149
Volkswagen Group of America Finance LLC 0.750%, 11/23/22 144A	360,000	360
0.875%, 11/22/23 144A	345,000	343
2.700%, 9/26/22 144A	290,000	294
2.900%, 5/13/22 144A	200,000	202
3.125%, 5/12/23 144A	200,000	206

Total		22,090

Consumer, Non-cyclical (7.8%)
AbbVie, Inc. 2.600%, 11/21/24 b	1,935,000	2,008
2.900%, 11/6/22	775,000	789
2.950%, 11/21/26	50,000	53
3.200%, 11/6/22	85,000	86
3.200%, 5/14/26	100,000	106
3.250%, 10/1/22	80,000	81
3.450%, 3/15/22	265,000	265
Aetna, Inc. 2.800%, 6/15/23	275,000	282
AmerisourceBergen Corp. 0.737%, 3/15/23	1,050,000	1,047
AstraZeneca Finance LLC 0.700%, 5/28/24	575,000	570
1.200%, 5/28/26	805,000	795
BAT International Finance PLC 1.668%, 3/25/26	475,000	466
Baxalta, Inc. 3.600%, 6/23/22	125,000	126
Bayer US Finance II LLC 3.875%, 12/15/23 144A	505,000	528
Becton Dickinson and Co. 3.363%, 6/6/24	315,000	330
3.734%, 12/15/24	61,000	65
Bristol-Myers Squibb Co. 2.900%, 7/26/24	268,000	280
3.250%, 2/20/23	91,000	93

Corporate Bonds (49.2%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
Bunge, Ltd. Finance Corp. 3.000%, 9/25/22 b	2,000,000	2,031
4.350%, 3/15/24	55,000	59
Cardinal Health, Inc. 3.079%, 6/15/24	310,000	321
3.200%, 3/15/23	395,000	406
3.500%, 11/15/24	525,000	554
Cigna Corp. 0.613%, 3/15/24	190,000	188
3.000%, 7/15/23	320,000	329
3.750%, 7/15/23	179,000	186
Coca-Cola European Partners PLC 0.800%, 5/3/24 144A	1,135,000	1,116
CommonSpirit Health 1.547%, 10/1/25	365,000	362
CVS Health Corp. 2.625%, 8/15/24	150,000	155
2.875%, 6/1/26	265,000	277
3.000%, 8/15/26	100,000	106
Diageo Capital PLC 1.375%, 9/29/25	300,000	298
EMD Finance LLC 2.950%, 3/19/22 144A	190,000	190
Gilead Sciences, Inc. 0.750%, 9/29/23	836,000	833
Health Care Service Corp., a Mutual Legacy Reserve Co. 1.500%, 6/1/25 144A	780,000	778
HPHT Finance 19, Ltd. 2.875%, 11/5/24 §	500,000	517
Humana, Inc. 0.650%, 8/3/23	320,000	318
1.350%, 2/3/27	75,000	73
2.900%, 12/15/22	140,000	143
3.150%, 12/1/22	150,000	153
3.850%, 10/1/24	545,000	579
4.500%, 4/1/25	565,000	616
IHS Markit, Ltd. 3.625%, 5/1/24	560,000	587
Imperial Brands Finance PLC 3.125%, 7/26/24 144A	855,000	884
3.500%, 2/11/23 144A	1,210,000	1,233
3.750%, 7/21/22 144A	2,059,000	2,082
JDE Peet’s NV 0.800%, 9/24/24 144A	295,000	289
Moody’s Corp. 3.750%, 3/24/25	505,000	540
PeaceHealth Obligated Group 1.375%, 11/15/25	105,000	104
PerkinElmer, Inc. 0.550%, 9/15/23	390,000	387
0.850%, 9/15/24	745,000	734
Perrigo Company PLC 4.000%, 11/15/23	200,000	206
Perrigo Finance Unlimited Co. 3.900%, 12/15/24 b	1,960,000	2,052
Philip Morris International, Inc. 1.125%, 5/1/23	220,000	221
Prosperous Ray, Ltd. 4.625%, 11/12/23 §	650,000	684

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.2%)	Shares/ Par+	Value $ (000’s)

Consumer, Non-cyclical continued
RELX Capital, Inc. 3.500%, 3/16/23	270,000	278
Royalty Pharma PLC 0.750%, 9/2/23	425,000	422
Shire Acquisitions Investments Ireland DAC 2.875%, 9/23/23	1,005,000	1,034
Stryker Corp. 0.600%, 12/1/23	190,000	189
Thermo Fisher Scientific, Inc. 0.797%, 10/18/23	1,050,000	1,046
Triton Container International, Ltd. 0.800%, 8/1/23 144A	780,000	772

Total		32,302

Diversified (0.2%)
CK Hutchison International 17 II, Ltd. 2.750%, 3/29/23 §	650,000	663

Total		663

Energy (5.6%)
Aker BP ASA 3.000%, 1/15/25 144A	445,000	461
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. 1.231%, 12/15/23	210,000	211
Canadian Natural Resources, Ltd. 2.050%, 7/15/25	760,000	767
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25	425,000	471
7.000%, 6/30/24	1,110,000	1,228
Devon Energy Corp. 8.250%, 8/1/23	290,000	317
Diamondback Energy, Inc. 2.875%, 12/1/24 b	1,330,000	1,380
4.750%, 5/31/25	660,000	723
Enbridge, Inc. 0.450%, (US SOFR plus 0.400%), 2/17/23	205,000	205
2.500%, 1/15/25	640,000	658
4.000%, 10/1/23	365,000	381
Energy Transfer LP 2.900%, 5/15/25	115,000	119
3.600%, 2/1/23	175,000	178
Energy Transfer Operating LP 4.200%, 9/15/23	135,000	141
4.250%, 3/15/23	780,000	802
4.900%, 2/1/24	425,000	450
5.875%, 1/15/24	1,054,000	1,134
Eni SpA 4.000%, 9/12/23 144A	955,000	999
Enterprise Products Operating LLC 3.500%, 2/1/22	500,000	501
EOG Resources, Inc. 2.625%, 3/15/23	140,000	142
EQT Corp. 3.000%, 10/1/22	1,020,000	1,030
Equinor ASA 2.875%, 4/6/25	880,000	918
Exxon Mobil Corp. 2.992%, 3/19/25	1,025,000	1,077
Florida Gas Transmission LLC 3.875%, 7/15/22 144A	250,000	252

Corporate Bonds (49.2%)	Shares/ Par+	Value $ (000’s)

Energy continued
Gray Oak Pipeline LLC 2.000%, 9/15/23 144A	295,000	298
2.600%, 10/15/25 144A	205,000	205
Kinder Morgan Energy Partners LP 3.950%, 9/1/22	70,000	71
Pioneer Natural Resources Co. 0.550%, 5/15/23	350,000	349
0.750%, 1/15/24	370,000	365
Plains All American Pipeline LP / PAA Finance Corp. 2.850%, 1/31/23	725,000	735
Reliance Industries, Ltd. 5.400%, 2/14/22 §	800,000	804
Sabine Pass Liquefaction LLC 5.625%, 4/15/23	1,025,000	1,072
5.750%, 5/15/24	100,000	109
Saudi Arabian Oil Co. 2.750%, 4/16/22 144A	805,000	810
Schlumberger Finance Canada, Ltd. 1.400%, 9/17/25	155,000	154
Schlumberger Holdings Corp. 3.750%, 5/1/24 144A	865,000	907
4.000%, 12/21/25 144A	170,000	183
Suncor Energy, Inc. 2.800%, 5/15/23	395,000	404
Sunoco Logistics Partners Operations LP 3.450%, 1/15/23	55,000	56
4.250%, 4/1/24	35,000	37
Western Midstream Operating LP 4.000%, 7/1/22	800,000	802
The Williams Cos., Inc. 3.700%, 1/15/23	979,000	1,001
Williams Partners LP 3.350%, 8/15/22	95,000	96
4.300%, 3/4/24	145,000	153

Total		23,156

Financial (16.9%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.650%, 10/29/24	770,000	769
4.125%, 7/3/23	960,000	997
4.500%, 9/15/23	485,000	509
4.875%, 1/16/24	150,000	160
Air Lease Corp. 2.250%, 1/15/23	360,000	364
3.500%, 1/15/22	265,000	265
American International Group, Inc. 2.500%, 6/30/25	650,000	670
American Tower Corp. 5.000%, 2/15/24	225,000	242
Aon Corp. 2.200%, 11/15/22	180,000	182
Avolon Holdings Funding, Ltd. 2.125%, 2/21/26 144A	610,000	599
2.875%, 2/15/25 144A	435,000	444
3.625%, 5/1/22 144A	670,000	674
3.950%, 7/1/24 144A	130,000	136
Banco Bilbao Vizcaya Argentaria SA 0.875%, 9/18/23	1,000,000	996

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.2%)	Shares/ Par+	Value $ (000’s)

Financial continued
Banco del Estado de Chile 2.704%, 1/9/25 144A	260,000	265
Banco Santander Mexico SA Institucion De Banca Multiple Grupo Financiero Santander Mexico 4.125%, 11/9/22 §	775,000	793
Banco Santander SA 0.701%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.450%), 6/30/24	600,000	597
Bank of America Corp. 0.810%, (US SOFR plus 0.740%), 10/24/24	695,000	690
0.976%, (US SOFR plus 0.690%), 4/22/25	605,000	600
1.292%, (ICE LIBOR USD 3 Month plus 1.160%), 1/20/23	665,000	664
1.734%, (US SOFR plus 0.960%), 7/22/27	450,000	447
Bank of Ireland Group PLC 4.500%, 11/25/23 144A	1,540,000	1,629
Banque Federative du Credit Mutuel SA 0.650%, 2/27/24 144A	505,000	499
0.998%, 2/4/25 144A	665,000	654
2.125%, 11/21/22 144A	630,000	639
Barclays Bank PLC 1.700%, 5/12/22	285,000	286
Barclays PLC 4.338%, (ICE LIBOR USD 3 Month plus 1.356%), 5/16/24	370,000	385
BDO Unibank, Inc. 2.950%, 3/6/23 §	800,000	814
BPCE SA 1.380%, (ICE LIBOR USD 3 Month plus 1.220%), 5/22/22 144A	280,000	281
5.700%, 10/22/23 144A	1,480,000	1,591
Brighthouse Financial Global Funding 0.600%, 6/28/23 144A	1,315,000	1,308
1.000%, 4/12/24 144A	495,000	491
Capital One Financial Corp. 3.200%, 1/30/23	345,000	353
3.500%, 6/15/23	245,000	254
3.900%, 1/29/24	240,000	253
CC Holdings GS V LLC 3.849%, 4/15/23 b	1,360,000	1,407
The Charles Schwab Corp. 4.200%, 3/24/25	525,000	571
Citigroup, Inc. 0.981%, (US SOFR plus 0.669%), 5/1/25	500,000	496
3.106%, (US SOFR plus 2.842%), 4/8/26	650,000	681
Citizens Bank NA 3.250%, 2/14/22	290,000	290
CNO Global Funding 1.750%, 10/7/26 144A	490,000	484
Credit Agricole SA 1.144%, (ICE LIBOR USD 3 Month plus 1.020%), 4/24/23 144A	315,000	318
Credit Suisse AG 0.495%, 2/2/24	485,000	479
1.000%, 5/5/23	860,000	862
Credit Suisse Group AG 2.997%, (3 Month LIBOR plus 1.200%), 12/14/23 144A	500,000	508

Corporate Bonds (49.2%)	Shares/ Par+	Value $ (000’s)

Financial continued
Creditcorp, Ltd. 2.750%, 6/17/25 144A	200,000	202
Crown Castle International Corp. 1.050%, 7/15/26	615,000	594
3.150%, 7/15/23	430,000	443
Danske Bank A/S 1.226%, 6/22/24 144A	880,000	879
5.000%, 1/12/22 144A	665,000	666
5.375%, 1/12/24 144A	455,000	490
Eastern Creation II Investment Holdings, Ltd. 1.000%, 9/10/23 §	900,000	894
Equitable Financial Life Global Funding 0.500%, 4/6/23 144A	1,145,000	1,139
1.100%, 11/12/24 144A	435,000	430
The Goldman Sachs Group, Inc. 0.481%, 1/27/23	385,000	384
0.627%, (US SOFR plus 0.538%), 11/17/23	115,000	115
0.657%, (US SOFR plus 0.505%), 9/10/24	335,000	332
0.673%, (US SOFR plus 0.572%), 3/8/24	335,000	334
0.925%, (US SOFR plus 0.486%), 10/21/24	315,000	314
3.500%, 4/1/25	490,000	518
5.750%, 1/24/22	825,000	828
Highwoods Realty LP 3.625%, 1/15/23	740,000	753
HPHT Finance 17, Ltd. 2.750%, 9/11/22 §	765,000	772
HSBC Holdings PLC 1.162%, (US SOFR plus 0.580%), 11/22/24	420,000	419
1.645%, (US SOFR plus 1.538%), 4/18/26	910,000	902
2.099%, (US SOFR plus 1.929%), 6/4/26	320,000	322
Jackson Financial, Inc.
1.125%, 11/22/23 144A	620,000	619
JPMorgan Chase & Co. 0.824%, (US SOFR plus 0.540%), 6/1/25	560,000	554
0.934%, (US SOFR plus 0.885%), 4/22/27	350,000	354
2.083%, (US SOFR plus 1.850%), 4/22/26	890,000	903
KeyBank NA 1.250%, 3/10/23	580,000	583
LeasePlan Corp. NV 2.875%, 10/24/24 144A	600,000	619
Lincoln National Corp. 4.000%, 9/1/23	130,000	136
Lloyds Banking Group PLC 1.326%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.100%), 6/15/23	200,000	200
LSEGA Financing PLC 0.650%, 4/6/24 144A	765,000	754
Marsh & McLennan Cos., Inc. 3.875%, 3/15/24	345,000	365
Metropolitan Life Global Funding I 0.400%, 1/7/24 144A	430,000	425
Mitsubishi UFJ Financial Group, Inc. 0.953%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.550%), 7/19/25	985,000	973
1.080%, (ICE LIBOR USD 3 Month plus 0.920%), 2/22/22	390,000	390
Mizuho Financial Group Cayman 2, Ltd. 4.200%, 7/18/22 §	930,000	946

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.2%)	Shares/ Par+	Value $ (000’s)

Financial continued
Morgan Stanley 0.529%, (US SOFR plus 0.455%), 1/25/24	450,000	448
0.560%, (US SOFR plus 0.466%), 11/10/23	640,000	639
0.731%, (US SOFR plus 0.616%), 4/5/24	560,000	558
1.164%, (US SOFR plus 0.560%), 10/21/25	445,000	442
2.750%, 5/19/22	485,000	489
4.100%, 5/22/23	160,000	167
4.875%, 11/1/22	375,000	388
Nasdaq, Inc. 0.445%, 12/21/22	415,000	414
Nationwide Building Society
3.622%, (ICE LIBOR USD 3 Month plus 1.181%), 4/26/23 144A	615,000	620
3.766%, (ICE LIBOR USD 3 Month plus 1.064%), 3/8/24 144A	260,000	268
NatWest Group PLC 3.875%, 9/12/23	520,000	542
NatWest Markets PLC 0.800%, 8/12/24 144A	390,000	384
2.375%, 5/21/23 144A	640,000	652
Park Aerospace Holdings, Ltd. 4.500%, 3/15/23 144A	525,000	542
5.250%, 8/15/22 144A	375,000	383
PNC Bank NA 2.450%, 7/28/22	325,000	328
2.950%, 1/30/23	335,000	342
Principal Life Global Funding II 0.750%, 4/12/24 144A	530,000	526
Public Storage 0.519%, (US SOFR plus 0.470%), 4/23/24	280,000	280
QNB Finance, Ltd. 3.500%, 3/28/24 §	880,000	922
SBA Tower Trust 1.631%, 5/15/51 144A	280,000	276
1.884%, 1/15/26 144A	160,000	160
2.836%, 1/15/50 144A	440,000	451
Simon Property Group LP 2.000%, 9/13/24	225,000	229
3.375%, 10/1/24	450,000	473
Standard Chartered PLC
0.991%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.780%), 1/12/25 144A	220,000	218
1.282%, (ICE LIBOR USD 3 Month plus 1.150%), 1/20/23 144A	435,000	435
1.319%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.170%), 10/14/23 144A	455,000	455
1.822%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.950%), 11/23/25 144A	255,000	255
3.950%, 1/11/23 144A	800,000	820
State Street Corp. 2.825%, (US SOFR plus 2.690%), 3/30/23	160,000	161
SunTrust Bank 2.800%, 5/17/22	480,000	484
Svenska Handelsbanken AB 0.550%, 6/11/24 144A	420,000	414
1.418%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.630%), 6/11/27 144A	400,000	394

Corporate Bonds (49.2%)	Shares/ Par+	Value $ (000’s)

Financial continued
Swedbank AB 1.300%, 6/2/23 144A	505,000	508
Synchrony Bank 3.000%, 6/15/22	250,000	252
Synchrony Financial 2.850%, 7/25/22 b	2,066,000	2,087
4.250%, 8/15/24	1,130,000	1,197
The Toronto-Dominion Bank 0.550%, 3/4/24	1,015,000	1,004
Trininty Acquisition PLC 4.625%, 8/15/23	200,000	210
Truist Financial Corp. 0.449%, (US SOFR plus 0.400%), 6/9/25	410,000	409
UBS AG 0.700%, 8/9/24 144A	280,000	277
UBS Group AG
1.008%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.830%), 7/30/24 144A	620,000	618
1.384%, (ICE LIBOR USD 3 Month plus 1.220%), 5/23/23 144A	415,000	417
1.494%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.850%), 8/10/27 144A	215,000	210
Wells Fargo & Co. 1.654%, (US SOFR plus 1.600%), 6/2/24	410,000	414
2.188%, (US SOFR plus 2.000%), 4/30/26	400,000	407
3.500%, 3/8/22	56,000	56
Western Union Co. 2.850%, 1/10/25	570,000	590
Yongda Investment, Ltd. 2.250%, 6/16/25 §	443,000	442

Total		69,804

Industrial (2.4%)
Amphenol Corp. 2.050%, 3/1/25	405,000	413
Avnet, Inc. 4.875%, 12/1/22	180,000	186
Boral Finance, Ltd. 3.000%, 11/1/22 144A	345,000	349
Canadian Pacific Railway Co. 1.350%, 12/2/24	725,000	726
1.750%, 12/2/26	315,000	316
Carrier Global Corp. 2.242%, 2/15/25	835,000	855
DAE Funding LLC 1.550%, 8/1/24 144A	265,000	263
Deere & Co. 2.750%, 4/15/25	195,000	204
GATX Corp. 3.900%, 3/30/23	360,000	372
4.350%, 2/15/24	547,000	580
Guangzhou Metro Investment Finance BVI, Ltd. 1.507%, 9/17/25 §	800,000	784
Honeywell International, Inc. 1.350%, 6/1/25	435,000	437
Kansas City Southern 3.000%, 5/15/23	565,000	578

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Corporate Bonds (49.2%)	Shares/ Par+	Value $ (000’s)

Industrial continued
Martin Marietta Materials, Inc. 0.650%, 7/15/23	475,000	473
Otis Worldwide Corp. 2.056%, 4/5/25	485,000	493
Republic Services, Inc. 2.500%, 8/15/24	375,000	386
Roper Technologies, Inc. 0.450%, 8/15/22	100,000	100
1.000%, 9/15/25	115,000	112
2.350%, 9/15/24	165,000	169
3.125%, 11/15/22	660,000	670
3.650%, 9/15/23	125,000	130
Siemens Financieringsmaatschappij NV 0.650%, 3/11/24 144A	390,000	387
SMBC Aviation Capital Finance DAC 3.550%, 4/15/24 144A	200,000	209
4.125%, 7/15/23 144A	200,000	208
Sydney Airport Finance Co. Pty, Ltd. 3.900%, 3/22/23 144A	643,000	664

Total		10,064

Real Estate (0.2%)
SBA Tower Trust 3.448%, 3/15/23 144A	775,000	779

Total		779

Technology (2.9%)
Analog Devices, Inc. 0.299%, (US SOFR plus 0.250%), 10/1/24	170,000	170
2.950%, 4/1/25	140,000	147
CDW LLC / CDW Finance Corp. 5.500%, 12/1/24	180,000	197
Fidelity National Information Services, Inc. 0.375%, 3/1/23	650,000	647
0.600%, 3/1/24	310,000	305
Fiserv, Inc. 2.750%, 7/1/24 b	800,000	828
3.800%, 10/1/23	470,000	491
Fortinet, Inc. 1.000%, 3/15/26	380,000	368
HCL America, Inc. 1.375%, 3/10/26 144A	1,000,000	973
International Business Machines Corp. 2.875%, 11/9/22	155,000	158
Marvell Technology, Inc. 4.200%, 6/22/23	590,000	613
Microchip Technology, Inc. 0.972%, 2/15/24	685,000	679
0.983%, 9/1/24 144A	560,000	550
2.670%, 9/1/23	640,000	654
NXP BV / NXP Funding LLC 4.625%, 6/1/23 144A	1,585,000	1,659
4.875%, 3/1/24 144A	400,000	430
NXP BV / NXP Funding LLC / NXP USA, Inc. 2.700%, 5/1/25 144A	90,000	93
Oracle Corp. 2.400%, 9/15/23	745,000	760
2.500%, 4/1/25 b	1,250,000	1,279
Qorvo, Inc. 1.750%, 12/15/24 144A	275,000	275

Corporate Bonds (49.2%)	Shares/ Par+	Value $ (000’s)

Technology continued
Skyworks Solutions, Inc. 0.900%, 6/1/23	175,000	174
VMware, Inc. 0.600%, 8/15/23	385,000	382

Total		11,832

Utilities (3.6%)
AES Corp. 3.300%, 7/15/25 144A	365,000	378
Alexander Funding Trust 1.841%, 11/15/23 144A	530,000	532
APT Pipelines, Ltd. 4.200%, 3/23/25 144A	930,000	995
Edison International 2.950%, 3/15/23	310,000	315
3.125%, 11/15/22	290,000	295
Enel Finance International NV 1.375%, 7/12/26 144A	645,000	628
2.650%, 9/10/24 144A	595,000	613
FirstEnergy Corp. 3.350%, 7/15/22	320,000	321
Hero Asia Investment, Ltd. 1.500%, 11/18/23 §	950,000	944
Korea Hydro & Nuclear Power Co., Ltd. 1.250%, 4/27/26 144A	795,000	780
NextEra Energy Capital Holdings, Inc. 1.875%, 1/15/27	685,000	689
NRG Energy, Inc. 3.750%, 6/15/24 144A	270,000	282
Pacific Gas & Electric Co. 1.200%, (US SOFR plus 1.150%), 11/14/42	100,000	100
1.750%, 6/16/22 b	3,535,000	3,535
3.500%, 6/15/25	555,000	576
San Diego Gas & Electric Co. 1.914%, 2/1/22	15,359	15
Saudi Electricity Global Sukuk Co. 2 3.473%, 4/8/23 §	800,000	825
Sinosing Services Pte, Ltd. 2.250%, 2/20/25 §	1,000,000	1,004
Southern California Edison Co. 2.400%, 2/1/22	180,000	180
Vistra Operations Co. LLC 3.550%, 7/15/24 144A	1,985,000	2,044

Total		15,051

Total Corporate Bonds
(Cost: $201,778)		202,825

Governments (15.5%)

Governments (15.5%)
US Treasury 0.125%, 3/31/23	100,000	100
0.125%, 4/30/23 b	21,815,000	21,698
0.125%, 5/31/23 b	2,250,000	2,236
0.125%, 6/30/23 b	8,260,000	8,204
0.125%, 7/31/23 b	3,910,000	3,879
0.125%, 8/31/23 b	4,195,000	4,158
0.375%, 10/31/23 b	14,830,000	14,743
0.375%, 8/15/24	625,000	617
0.500%, 11/30/23 b	2,070,000	2,062
0.750%, 12/31/23 b	4,125,000	4,126

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Governments (15.5%)	Shares/ Par+	Value $ (000’s)

Governments continued
US Treasury Inflation Index Bond 0.625%, 4/15/23 b	1,987,098	2,077

Total		63,900

Total Governments
(Cost: $64,171)		63,900

Municipal Bonds (0.8%)

Municipal Bonds (0.8%)
Chicago Transit Authority 1.708%, 12/1/22 RB	20,000	20
1.838%, 12/1/23 RB	20,000	20
2.064%, 12/1/24 RB	55,000	56
City of Houston Texas Airport System Revenue 0.883%, 7/1/22 RB	40,000	40
1.054%, 7/1/23 RB	65,000	65
1.272%, 7/1/24 RB	215,000	216
Dallas/Fort Worth International Airport 1.329%, 11/1/25 RB	110,000	110
Florida State Board of Administration Finance Corp. 1.258%, 7/1/25 RB	735,000	731
Golden State Tobacco Securitization Corp. 1.337%, 6/1/23 RB	310,000	311
1.711%, 6/1/24 RB	435,000	437
Long Island Power Authority 0.764%, 3/1/23 RB	160,000	160
State of Connecticut 1.998%, 7/1/24 GO	125,000	127
2.000%, 7/1/23 GO	50,000	51
2.098%, 7/1/25 GO	85,000	87
State of Illinois 2.250%, 10/1/22 GO	885,000	893

Total Municipal Bonds
(Cost: $3,310)		3,324

Structured Products (33.1%)

Asset Backed Securities (13.6%)
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class C 2.690%, 6/19/23	8,633	9
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class D 3.820%, 3/18/24	790,000	808
AmeriCredit Automobile Receivables Trust, Series 2019-3, Class B 2.130%, 7/18/25	240,000	242
AmeriCredit Automobile Receivables Trust, Series 2020-1, Class C 1.590%, 10/20/25	320,000	322
AmeriCredit Automobile Receivables Trust, Series 2020-1, Class D 1.800%, 12/18/25	315,000	318
AmeriCredit Automobile Receivables Trust, Series 2020-3, Class C 1.060%, 8/18/26	245,000	244
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class C 0.890%, 10/19/26	430,000	425
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D 1.210%, 12/18/26	270,000	266

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D 1.290%, 6/18/27	575,000	566
Applebee’s Funding LLC / IHOP Funding LLC, Series 2019-1A, Class A2I 4.194%, 6/7/49 144A	688,050	696
Arbor Realty Collateralized Loan Obligation, Ltd., Series 2021-FL4, Class A 1.440%, (ICE LIBOR USD 1 Month plus 1.350%), 11/15/36 144A	465,000	465
Arbor Realty Commercial Real Estate Notes, Series 2021-FL3, Class A 1.180%, (ICE LIBOR USD 1 Month plus 1.070%), 8/15/34 144A	640,000	638
ARI Fleet Lease Trust, Series 2020-A, Class B 2.060%, 11/15/28 144A	345,000	347
Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class A 2.970%, 3/20/24 144A	425,000	434
Avis Budget Rental Car Funding AESOP LLC, Series 2017-2A, Class B 3.330%, 3/20/24 144A	435,000	443
Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class C 4.950%, 3/20/25 144A	195,000	206
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class B 3.700%, 3/20/23 144A	60,000	60
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A 3.350%, 9/22/25 144A	340,000	356
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A 2.330%, 8/20/26 144A	250,000	256
Babson CLO, Ltd., Series 2017-IA, Class AR 0.932%, (ICE LIBOR USD 3 Month plus 0.800%), 1/20/28 144A	582,677	582
Bayview Mortgage Fund IVc Trust, Series 2017-RT3, Class A 3.500%, (AFC), 1/28/58 144A	279,226	280
Bayview Opportunity Master Fund IVa Trust, Series 2017-SPL5, Class A 3.500%, (AFC), 6/28/57 144A	246,026	250
Bayview Opportunity Master Fund IVb Trust, Series 2017-SPL4, Class A 3.500%, (AFC), 1/28/55 144A	84,645	86
Blackbird Capital Aircraft, Series 2016-1A, Class A4 2.487%, 12/16/41 144A ∑	319,896	315
BlueMountain CLO, Series 2015-2, Class A 1.052%, (ICE LIBOR USD 3 Month plus 0.930%), 7/18/27 144A	228,393	228
BRE Grand Islander Timeshare Issuer LLC, Series 2019-A, Class A 3.280%, 9/26/33 144A	150,396	155
Carlyle Global Market Strategies, Series 2015-3A, Class A1R 1.136%, (ICE LIBOR USD 3 Month plus 1.000%), 7/28/28 144A	306,118	306

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
CarMax Auto Owner Trust, Series 2019-2, Class B 3.010%, 12/16/24	455,000	467
CarMax Auto Owner Trust, Series 2019-4, Class A4 2.130%, 7/15/25	345,000	352
CarMax Auto Owner Trust, Series 2020-1, Class B 2.210%, 9/15/25	430,000	438
CarMax Auto Owner Trust, Series 2020-1, Class C 2.340%, 11/17/25	190,000	194
CarMax Auto Owner Trust, Series 2020-4, Class D 1.750%, 4/15/27	300,000	299
Cedar Funding, Ltd., Series 2021-14A, Class A 1.224%, (ICE LIBOR USD 3 Month plus 1.100%), 7/15/33 144A	695,000	693
CIFC Funding, Ltd., Series 2014-2RA, Class A1 1.174%, (ICE LIBOR USD 3 Month plus 1.050%), 4/24/30 144A	915,000	915
CIFC Funding, Ltd., Series 2021-4A, Class A 1.174%, (ICE LIBOR USD 3 Month plus 1.050%), 7/15/33 144A	905,000	903
CNH Equipment Trust, Series 2020-A, Class A4 1.510%, 4/15/27	260,000	262
Daimler Trucks Retail Trust, Series 2020-1, Class A4 1.370%, 6/15/27	855,000	861
Drive Auto Receivables Trust, Series 2020-1, Class C 2.360%, 3/16/26	380,000	383
Drive Auto Receivables Trust, Series 2021-2, Class D 1.390%, 3/15/29	445,000	436
Dryden Senior Loan Fund, Series 2020-86A, Class AR1 1.222%, (ICE LIBOR USD 3 Month plus 1.100%), 7/17/34 144A	610,000	610
Elara HGV Timeshare Issuer, Series 2017-A, Class A 2.690%, 3/25/30 144A	52,308	53
Elara HGV Timeshare Issuer, Series 2019-A, Class A 2.610%, 1/25/34 144A	122,219	123
Enterprise Fleet Financing LLC, Series 2019-1, Class A2 2.980%, 10/22/24 144A	29,505	30
Enterprise Fleet Financing LLC, Series 2019-3, Class A2 2.060%, 5/20/25 144A	148,448	150
Exeter Automobile Receivables Trust, Series 2021-2A, Class C 0.980%, 6/15/26	265,000	264
Ford Credit Auto Owner Trust, Series 2020-2, Class C 1.740%, 4/15/33 144A	310,000	306

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Ford Credit Floorplan Master Owner Trust, Series 2020-1, Class C 1.420%, 9/15/25	440,000	440
GM Financial Automobile Leasing Trust, Series 2020-2, Class C 2.560%, 7/22/24	265,000	270
GM Financial Consumer Automobile Receivables Trust, Series 2020-4, Class C 1.050%, 5/18/26	225,000	223
GMF Floorplan Owner Revolving Trust, Series 2019-1, Class A 2.700%, 4/15/24 144A	355,000	357
GS Mortgage Securities Trust, Series 2020-2, Class A3 1.490%, 12/16/24	134,355	135
Hardee’s Funding LLC, Series 2018-1A, Class A21I 4.959%, 6/20/48 144A	304,763	320
Hilton Grand Vacations Trust, Series 2017-AA, Class A 2.660%, 12/26/28 144A	528,430	536
Hilton Grand Vacations Trust, Series 2017-AA, Class B 2.960%, (EXE), 12/26/28 144A	115,312	117
Hilton Grand Vacations Trust, Series 2020-AA, Class A 2.740%, 2/25/39 144A	370,298	380
Hyundai Auto Lease Securitization Trust, Series 2020-A, Class A3 1.410%, 11/15/24	350,000	352
Hyundai Auto Receivables Trust, Series 2019-A, Class B 2.940%, 5/15/25	325,000	332
JPMorgan Chase Bank NA, Series 2021-2, Class D 1.138%, 12/26/28 144A	352,595	351
KKR Financial CLO, Ltd., Series 2013, Class A1R 0.922%, (ICE LIBOR USD 3 Month plus 0.800%), 1/16/28 144A	397,390	397
KKR Financial CLO, Ltd., Series 2029, Class A 1.324%, (ICE LIBOR USD 3 Month plus 1.200%), 1/15/32 144A	1,000,000	1,000
Kubota Credit Owner Trust, Series 2020-1A, Class A3 1.960%, 3/15/24 144A	183,819	185
Madison Park Funding, Ltd., Series 2017-23A, Class AR 1.105%, (ICE LIBOR USD 3 Month plus 0.970%), 7/27/31 144A	715,000	715
Madison Park Funding, Ltd., Series 2017-23A, Class BR 1.685%, (ICE LIBOR USD 3 Month plus 1.550%), 7/27/31 144A	460,000	460
Madison Park Funding, Ltd., Series 2019-37A, Class AR 1.194%, (ICE LIBOR USD 3 Month plus 1.070%), 7/15/33 144A	450,000	450

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Magnetite CLO, Ltd., Series 2020-25A, Class A 1.324%, (ICE LIBOR USD 3 Month plus 1.200%), 1/25/32 144A	405,000	405
Magnetite XVI, Ltd., Series 2015-16A, Class AR 0.922%, (ICE LIBOR USD 3 Month plus 0.800%), 1/18/28 144A	937,718	938
MetLife Securitization Trust, Series 2017-1A, Class A 3.000%, (AFC), 4/25/55 144A	104,530	106
MF1, Series 2021-FL7, Class A 1.188%, (ICE LIBOR USD 1 Month plus 1.080%), 10/18/36 144A	465,000	463
Mill City Mortgage Loan Trust, Series 2016-1, Class A1 2.500%, (AFC), 4/25/57 144A	2,208	2
Mill City Mortgage Loan Trust, Series 2017-2, Class A1 2.750%, (AFC), 7/25/59 144A	108,125	109
MVW Owner Trust, Series 2017-1A, Class A 2.420%, 12/20/34 144A	185,081	187
MVW Owner Trust, Series 2017-1A, Class B 2.750%, 12/20/34 144A	19,482	20
MVW Owner Trust, Series 2017-1A, Class C 2.990%, 12/20/34 144A	21,430	22
MVW Owner Trust, Series 2019-2A, Class A 2.440%, 10/20/38 144A	108,556	110
MVW Owner Trust, Series 2020-1A, Class A 1.740%, 10/20/37 144A	184,679	185
MVW Owner Trust, Series 2020-1A, Class B 2.730%, 10/20/37 144A	252,102	255
MVW Owner Trust, Series 2021-1WA, Class C 1.940%, 1/22/41 144A	157,510	155
Navient Private Education Refi Loan Trust, Series 2019-A, Class A2A 3.420%, 1/15/43 144A	317,202	324
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2A 3.010%, 12/15/59 144A	262,982	271
Navient Private Education Refi Loan Trust, Series 2019-EA, Class A2A 2.640%, 5/15/68 144A	469,542	473
Navient Private Education Refi Loan Trust, Series 2020-A, Class A2A 2.460%, 11/15/68 144A	372,377	380
Navient Private Education Refi Loan Trust, Series 2020-CA, Class A2A 2.150%, 11/15/68 144A	1,205,000	1,215
Navient Private Education Refi Loan Trust, Series 2020-DA, Class A 1.690%, 5/15/69 144A	273,897	274
Navient Private Education Refi Loan Trust, Series 2020-GA, Class A 1.170%, 9/16/69 144A	172,604	172
Navient Student Loan Trust, Series 2019-GA, Class A 2.400%, 10/15/68 144A	633,101	642
Navient Student Loan Trust, Series 2020-HA, Class A 1.310%, 1/15/69 144A	97,806	97

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Navient Student Loan Trust, Series 2021-BA, Class A 0.940%, 7/15/69 144A	461,747	457
Navient Student Loan Trust, Series 2021-EA, Class A 0.970%, 12/16/69 144A	264,856	260
Navistar Financial Dealer Note Master Trust, Series 2020-1, Class A 1.052%, (ICE LIBOR USD 1 Month plus 0.950%), 7/25/25 144A	395,000	396
Nelnet Student Loan Trust, Series 2020-1A, Class A 0.843%, (ICE LIBOR USD 1 Month plus 0.740%), 3/26/68 144A	148,387	149
Nelnet Student Loan Trust, Series 2021-CA, Class AFX 1.320%, 4/20/62 144A	970,931	956
Nelnet Student Loan Trust, Series 2021-DA, Class AFX 1.630%, 4/20/62 144A	330,350	328
Neuberger Berman CLO, Ltd., Series 2017-26A, Class BR 1.545%, (ICE LIBOR USD 3 Month plus 1.400%), 10/18/30 144A	500,000	498
Neuberger Berman CLO, Ltd., Series 2019-32A, Class AR 1.114%, (ICE LIBOR USD 3 Month plus 0.990%), 1/20/32 144A	955,000	955
Neuberger Berman CLO, Ltd., Series 2021-40A, Class A 1.182%, (ICE LIBOR USD 3 Month plus 1.060%), 4/16/33 144A	270,000	270
Nissan Auto Lease Trust, Series 2020-A, Class A3 1.380%, 12/16/24	184,880	186
Nissan Master Owner Trust Receivables, Series 2019-A, Class A 0.670%, (ICE LIBOR USD 1 Month plus 0.560%), 2/15/24	650,000	650
OCP CLO, Ltd., Series 2017-13A, Class A2R 1.674%, (ICE LIBOR USD 3 Month plus 1.550%), 7/15/30 144A	760,000	758
Octane Receivables Trust, Series 2021-2A, Class A 1.210%, 9/20/28 144A	407,215	405
Palmer Square CLO, Ltd., Series 2020-3A, Class A1AR 1.291%, (ICE LIBOR USD 3 Month plus 1.080%), 11/15/31 144A	635,000	634
Planet Fitness Master Issuer LLC, Series 2018-A1, Class A2II 4.666%, 9/5/48 144A	822,375	840
Santander Bank NA, Series 2021-1A, Class B 1.833%, 12/15/31 144A	250,000	250
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class D 1.570%, 1/15/27 144A	450,000	445
Santander Drive Auto Receivables Trust, Series 2019-1, Class C 3.420%, 4/15/25	14,653	15

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Santander Drive Auto Receivables Trust, Series 2019-C, Class A3 1.860%, 2/21/23 144A	165,918	166
Santander Drive Auto Receivables Trust, Series 2019-C, Class B 2.170%, 11/20/23 144A	215,000	217
Santander Drive Auto Receivables Trust, Series 2019-C, Class C 2.390%, 11/20/23 144A	360,000	364
Santander Drive Auto Receivables Trust, Series 2019-C, Class D 2.880%, 6/20/24 144A	425,000	431
Santander Drive Auto Receivables Trust, Series 2020-3, Class B 0.690%, 3/17/25	650,000	650
Santander Drive Auto Receivables Trust, Series 2020-4, Class C 1.010%, 1/15/26	400,000	401
Santander Drive Auto Receivables Trust, Series 2020-BA, Class C 1.290%, 4/15/26 144A	650,000	651
Santander Drive Auto Receivables Trust, Series 2021-3, Class D 1.330%, 9/15/27	560,000	553
Santander Drive Auto Receivables Trust, Series 2021-4, Class D 1.670%, 10/15/27	450,000	447
Santander Retail Auto Lease Trust, Series 2019-A, Class C 3.300%, 5/22/23 144A	284,849	285
Santander Retail Auto Lease Trust, Series 2019-B, Class C 2.770%, 8/21/23 144A	305,000	308
Santander Retail Auto Lease Trust, Series 2020-A, Class D 2.520%, 11/20/24 144A	320,000	323
Santander Retail Auto Lease Trust, Series 2021-A, Class C 1.140%, 3/20/26 144A	1,030,000	1,017
Santander Retail Auto Lease Trust, Series 2021-B, Class D 1.410%, 11/20/25 144A	440,000	436
Santander Retail Auto Lease Trust, Series 2021-C, Class C 1.110%, 3/20/26 144A	365,000	360
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A 2.910%, 3/20/34 144A	115,753	116
Sierra Receivables Funding Co. LLC, Series 2019-1A, Class A 3.200%, 1/20/36 144A	73,602	75
Sierra Receivables Funding Co. LLC, Series 2019-2, Class A 2.590%, 5/20/36 144A	241,502	244
Sierra Receivables Funding Co. LLC, Series 2019-3, Class A 2.340%, 7/15/38 144A	602,079	606
Sierra Receivables Funding Co. LLC, Series 2020-2A, Class C 3.510%, 7/20/37 144A	138,865	141

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
SMB Private Education Loan Trust, Series 2014-A, Class A3 1.610%, (ICE LIBOR USD 1 Month plus 1.500%), 4/15/32 144A	555,682	561
SMB Private Education Loan Trust, Series 2015-A, Class A2B 1.110%, (ICE LIBOR USD 1 Month plus 1.000%), 6/15/27 144A	3,715	4
SMB Private Education Loan Trust, Series 2016-C, Class A2B 1.210%, (ICE LIBOR USD 1 Month plus 1.100%), 9/15/34 144A	298,228	301
SMB Private Education Loan Trust, Series 2018-B, Class A2A 3.600%, 1/15/37 144A	178,601	186
SMB Private Education Loan Trust, Series 2018-B, Class A2B 0.830%, (ICE LIBOR USD 1 Month plus 0.720%), 1/15/37 144A	427,367	429
SMB Private Education Loan Trust, Series 2020-BA, Class A1A 1.290%, 7/15/53 144A	174,977	173
SMB Private Education Loan Trust, Series 2021-BA, Class 144A 1.310%, 7/17/51 144A	869,966	863
SMB Private Education Loan Trust, Series 2020-PTB, Class A2A 1.600%, 9/15/54 144A	1,293,853	1,275
Symphony CLO I, Ltd., Series 2021-1A, Class B 1.579%, (ICE LIBOR USD 3 Month plus 1.450%), 10/25/29 144A	815,000	814
Symphony CLO XXIII, Ltd., Series 2021-23A, Class AR 1.195%, (ICE LIBOR USD 3 Month plus 1.020%), 1/15/34 144A	1,045,000	1,044
Symphony CLO XXVI, Ltd., Series 2021-26A, Class AR 1.212%, (ICE LIBOR USD 3 Month plus 1.080%), 4/20/33 144A	285,000	285
Towd Point Mortgage Trust, Series 2015-1, Class A1 3.000%, (AFC), 1/28/58 144A	89,288	90
Towd Point Mortgage Trust, Series 2016-1, Class A3B 3.000%, (AFC), 2/25/55 144A	20,076	20
Towd Point Mortgage Trust, Series 2016-2, Class A1A 2.750%, (AFC), 8/25/55 144A	9,476	10
Towd Point Mortgage Trust, Series 2016-3, Class A1 2.250%, (AFC), 4/25/56 144A	3,212	3
Towd Point Mortgage Trust, Series 2017-1, Class A1 2.750%, (AFC), 10/25/56 144A	91,299	92
Towd Point Mortgage Trust, Series 2017-2, Class A1 2.750%, (AFC), 4/25/57 144A	58,695	59
Towd Point Mortgage Trust, Series 2017-3, Class A1 2.750%, (AFC), 7/25/57 144A	158,698	160

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Asset Backed Securities continued
Towd Point Mortgage Trust, Series 2017-4, Class A1 2.750%, (AFC), 6/25/57 144A	107,121	109
Towd Point Mortgage Trust, Series 2017-6, Class A1 2.750%, (AFC), 10/25/57 144A	388,386	393
Towd Point Mortgage Trust, Series 2018-2, Class A1 3.250%, (AFC), 3/25/58 144A	538,118	549
Towd Point Mortgage Trust, Series 2018-5, Class A1A 3.250%, (AFC), 8/25/58 144A	336,511	342
World Omni Auto Receivables Trust, Series 2019-C, Class C 2.400%, 6/15/26	380,000	386
World Omni Auto Receivables Trust, Series 2020-A, Class C 1.640%, 8/17/26	225,000	226
World Omni Select Auto Trust, Series 2020-A, Class B 0.840%, 6/15/26	270,000	270
World Omni Select Auto Trust, Series 2020-A, Class C 1.250%, 10/15/26	310,000	310

Total		56,064

Mortgage Securities (19.5%)
Angel Oak Mortgage Trust LLC, Series 2019-4, Class A 3.301%, (AFC), 7/26/49 144A	103,908	104
Angel Oak Mortgage Trust LLC, Series 2019-2, Class A1 3.628%, (AFC), 3/25/49 144A	63,132	63
Angel Oak Mortgage Trust LLC, Series 2019-2, Class M1 4.065%, (AFC), 3/25/49 144A	270,000	271
Angel Oak Mortgage Trust LLC, Series 2020-3, Class A1 1.691%, (AFC), 4/25/65 144A	267,927	269
Angel Oak Mortgage Trust LLC, Series 2020-3, Class A3 2.872%, (AFC), 4/25/65 144A	99,973	101
Angel Oak Mortgage Trust LLC, Series 2020-5, Class A2 1.579%, (AFC), 5/25/65 144A	149,974	150
Angel Oak Mortgage Trust LLC, Series 2020-6, Class A1 1.261%, (AFC), 5/25/65 144A	194,160	194
Angel Oak Mortgage Trust LLC, Series 2021-1, Class A1 0.909%, (AFC), 1/25/66 144A	513,217	510
Angel Oak Mortgage Trust LLC, Series 2021-1, Class A2 1.115%, (AFC), 1/25/66 144A	150,143	149
Angel Oak Mortgage Trust LLC, Series 2021-2, Class A1 0.985%, (AFC), 4/25/66 144A	433,655	429
Angel Oak Mortgage Trust LLC, Series 2021-2, Class A2 1.190%, (AFC), 4/25/66 144A	136,768	135

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Angel Oak Mortgage Trust LLC, Series 2021-3, Class A1 1.068%, (AFC), 5/25/66 144A	318,600	316
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class A 1.040%, (ICE LIBOR USD 1 Month plus 0.930%), 12/15/36 144A	520,000	519
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class A 1.160%, (ICE LIBOR USD 1 Month plus 1.050%), 9/15/32 144A	545,000	545
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class A 0.960%, (ICE LIBOR USD 1 Month plus 0.850%), 9/15/34 144A	460,000	459
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class C 2.110%, (ICE LIBOR USD 1 Month plus 2.000%), 9/15/38 144A	435,000	434
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class A1 1.957%, 2/15/50	6,559	7
BANK, Series 2019-BNK24, Class A1 2.056%, 11/15/62	163,479	165
Barclays Mortgage Loan Trust, Series 2021-NQM1, Class A1 1.747%, (AFC), 9/25/51 144A	783,104	780
Bayview MSR Opportunity Master Fund Trust, Series 2021-5, Class A5 2.500%, (AFC), 11/25/51 144A	407,553	412
Bayview MSR Opportunity Master Fund Trust, Series 2021-INV2, Class A5 2.500%, (AFC), 6/25/51 144A	552,917	559
BCP Trust, Series 2021-330N, Class A 0.909%, (ICE LIBOR USD 1 Month plus 0.799%), 6/15/38 144A	290,000	287
BINOM Securitization Trust, Series 2021-INV1, Class A3 2.625%, (AFC), 6/25/56 144A	265,000	265
BPR Trust, Series 2021-TY, Class B 1.260%, (ICE LIBOR USD 1 Month plus 1.150%), 9/25/38 144A	450,000	449
BRAVO Residential Funding Trust, Series 2021-NQM3, Class A1 1.699%, (AFC), 4/26/60 144A	517,344	515
BSREP Commercial Mortgage Trust, Series 2021-DC, Class D 2.010%, (ICE LIBOR USD 1 Month plus 1.900%), 8/15/38 144A	200,000	199
BX Commercial Mortgage Trust, Series 2019-XL, Class A 1.030%, (ICE LIBOR USD 1 Month plus 0.920%), 10/15/36 144A	283,641	284
BX Commercial Mortgage Trust, Series 2020-BXLP, Class C 1.230%, (ICE LIBOR USD 1 Month plus 1.120%), 12/15/36 144A	300,615	300
BX Commercial Mortgage Trust, Series 2020-BXLP, Class D 1.360%, (ICE LIBOR USD 1 Month plus 1.250%), 12/15/36 144A	288,089	287

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
BX Trust, Series 2018-GW, Class A 0.910%, (ICE LIBOR USD 1 Month plus 0.800%), 5/15/35 144A	1,095,000	1,093
BX Trust, Series 2019-XL, Class B 1.190%, (ICE LIBOR USD 1 Month plus 1.080%), 10/15/36 144A	318,750	318
BX Trust, Series 2021-ARIA, Class C 1.756%, (ICE LIBOR USD 1 Month plus 1.646%), 10/15/36 144A	330,000	329
BX Trust, Series 2021-SOAR, Class D 1.510%, (ICE LIBOR USD 1 Month plus 1.400%), 6/15/38 144A	375,000	373
BX Trust, Series 2021-VIEW, Class A 1.390%, (ICE LIBOR USD 1 Month plus 1.280%), 6/15/23 144A	255,000	255
CGDB Commercial Mortgage Trust, Series 2019-MOB, Class D 1.760%, (ICE LIBOR USD 1 Month plus 1.650%), 11/15/36 144A	660,000	653
CIM Trust, Series 2020-INV1, Class A2 2.500%, (AFC), 4/25/50 144A	358,621	361
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class B 3.518%, (CSTR), 5/10/35 144A	435,000	443
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class C 3.518%, (CSTR), 5/10/35 144A	255,000	257
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A1 2.720%, (AFC), 7/25/49 144A	92,961	93
Citigroup Mortgage Loan Trust, Series 2020-EXP2, Class A3 2.500%, 8/25/50 144A	388,354	391
Citigroup Mortgage Loan Trust, Series 2020-EXP2, Class A4 2.500%, (AFC), 8/25/50 144A	539,380	539
Cold Storage Trust, Series 2020-ICE5, Class B 1.410%, (ICE LIBOR USD 1 Month plus 1.300%), 11/15/37 144A	953,501	952
COLT Funding LLC, Series 2020-3, Class A1 1.506%, (AFC), 4/27/65 144A	69,644	70
COLT Funding LLC, Series 2021-3, Class A3 1.419%, (AFC), 9/27/66 144A	259,962	256
COLT Mortgage Loan Trust, Series 2021-1, Class A2 1.167%, (AFC), 6/25/66 144A	364,492	359
COMM Mortgage Trust, Series 2013-300P, Class A1 4.353%, 8/10/30 144A	275,000	285
COMM Mortgage Trust, Series 2020-CBM, Class D 3.633%, (CSTR), 11/13/39 144A	235,000	232
Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class B 4.641%, (CSTR), 2/10/47	435,000	459
Commercial Mortgage Pass Through Certificates, Series 2014-CR19, Class AM 4.080%, 8/10/47	495,000	522
Commercial Mortgage Pass Through Certificates, Series 2014-CR19, Class D 4.703%, (CSTR), 8/10/47 144A	185,000	182

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class B 4.701%, 3/10/47	480,000	504
Commercial Mortgage Pass Through Certificates, Series 2014-UBS5, Class A4 3.838%, 9/10/47	630,000	665
Commercial Mortgage Pass Through Certificates, Series 2015-CR22, Class B 3.926%, (AFC), 3/10/48	235,000	246
Commercial Mortgage Pass Through Certificates, Series 2015-CR22, Class C 4.106%, (CSTR), 3/10/48	440,000	456
Commercial Mortgage Pass Through Certificates, Series 2015-LC23, Class A2 3.221%, 10/10/48	357,213	360
Commercial Mortgage Pass Through Certificates, Series 2017-COR2, Class A1 2.111%, 9/10/50	38,584	39
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class C 1.540%, (ICE LIBOR USD 1 Month plus 1.430%), 5/15/36 144A	515,000	513
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D 1.710%, (ICE LIBOR USD 1 Month plus 1.600%), 5/15/36 144A	405,000	403
Credit Suisse Mortgage Capital Certificates, Series 2020-NET, Class A 2.256%, 8/15/37 144A	205,000	207
Credit Suisse Mortgage Capital Certificates, Series 2020-NET, Class D 3.704%, (CSTR), 8/15/37 144A	445,000	453
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4 3.718%, 8/15/48	305,000	324
CSAIL Commercial Mortgage Trust, Series 2017-CX9, Class A1 2.024%, 9/15/50	8,262	8
CSAIL Commerical Mortgage Trust, Series 2019-C16, Class A1 2.360%, 6/15/52	172,016	174
Deephaven Residential Mortgage Trust, Series 2021-1A, Class A3 1.128%, (AFC), 5/25/65 144A	156,805	156
Deephaven Residential Mortgage Trust, Series 2021-2, Class A1 0.899%, (AFC), 4/25/66 144A	171,600	169
Deephaven Residential Mortgage Trust, Series 2021-2, Class A3 1.260%, (AFC), 4/25/66 144A	192,527	189
Eagle RE, Ltd., Series 2021-2, Class M1A 1.599%, (US 30 Day Average SOFR plus 1.550%), 4/25/34 144A	255,000	255
Ellington Financial Mortgage Trust, Series 2019-2, Class A3 3.046%, (AFC), 11/25/59 144A	90,104	91
Ellington Financial Mortgage Trust, Series 2020-1, Class A1 2.006%, (AFC), 6/25/65 144A	233,607	234

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Ellington Financial Mortgage Trust, Series 2021-1, Class A1 0.797%, (AFC), 2/25/66 144A	117,374	116
Ellington Financial Mortgage Trust, Series 2021-1, Class A3 1.106%, (AFC), 2/25/66 144A	97,334	96
Ellington Financial Mortgage Trust, Series 2021-2, Class A1 0.931%, (AFC), 6/25/66 144A	703,966	691
Ellington Financial Mortgage Trust, Series 2021-2, Class A3 1.291%, (AFC), 6/25/66 144A	207,990	204
Ellington Financial Mortgage Trust, Series 2021-3, Class A1 1.241%, (AFC), 9/25/66 144A	274,417	270
Ellington Financial Mortgage Trust, Series 2021-3, Class A3 1.550%, (AFC), 9/25/66 144A	205,270	201
Extended Stay America Trust, Series 2021-ESH, Class C 1.810%, (ICE LIBOR USD 1 Month plus 1.700%), 7/15/38 144A	477,516	478
Federal Home Loan Bank 2.000%, 9/1/36	433,508	445
4.000%, 12/1/49	114,350	123
4.500%, 5/1/50	83,684	90
Federal Home Loan Mortgage Corp. 2.000%, 1/1/36	766,649	787
3.000%, 11/1/34	48,110	51
3.500%, 3/1/46	41,801	45
3.500%, 12/1/47	385,039	408
5.000%, 12/1/41	159,637	175
5.500%, 5/1/22	672	1
6.000%, 9/1/34	1,258	1
6.000%, 2/1/35	27,529	31
6.000%, 9/1/35	8,549	10
7.000%, 3/1/39	55,986	63
7.500%, 6/1/38	53,300	60
Federal Home Loan Mortgage Corp., Series 2014-DNA3, Class M1 4.103%, (ICE LIBOR USD 1 Month plus 4.000%), 8/25/24	82,195	84
Federal Home Loan Mortgage Corp., Series 2016-DNA2, Class M3 4.753%, (ICE LIBOR USD 1 Month plus 4.650%), 10/25/28	257,949	267
Federal Home Loan Mortgage Corp., Series 2016-DNA3, Class M3 4.803%, (ICE LIBOR USD 1 Month plus 4.700%), 4/25/28	292,680	302
Federal Home Loan Mortgage Corp., Series 2017-DNA2, Class M1 1.303%, (ICE LIBOR USD 1 Month plus 1.200%), 10/25/29	36,044	36
Federal Home Loan Mortgage Corp., Series 2017-SC02, Class M1 3.849%, (CSTR), 5/25/47 144A	31,183	31
Federal Home Loan Mortgage Corp., Series 2018-DNA2, Class M1 0.903%, (ICE LIBOR USD 1 Month plus 0.800%), 12/25/30 144A	108,869	109

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series 2018-HQA2, Class M1 0.853%, (ICE LIBOR USD 1 Month plus 0.750%), 10/25/48 144A	30,677	31
Federal Home Loan Mortgage Corp., Series 3713, Class PA 2.000%, 2/15/40	112,897	114
Federal Home Loan Mortgage Corp., Series 4092, Class CL 1.250%, 6/15/27	353,147	355
Federal National Mortgage Association 2.500%, 10/1/22	30,258	31
2.500%, 12/1/22	9,222	10
3.000%, 6/1/22	3,789	4
3.000%, 4/1/24	54,958	57
3.000%, 9/1/28	233,112	245
3.000%, 12/1/34	111,161	118
3.000%, 3/1/35	46,087	49
3.500%, 5/1/27	250,961	265
3.500%, 4/1/46	253,555	271
3.500%, 2/1/48	460,394	488
4.000%, 1/1/47	75,884	81
4.000%, 2/1/49	17,278	18
4.000%, 11/1/49	47,173	50
4.000%, 12/1/49	19,121	20
4.500%, 5/1/40	56,586	62
4.500%, 9/1/40	50,050	55
4.500%, 5/1/41	99,050	110
4.500%, 8/1/48	33,465	36
4.500%, 9/1/48	32,320	35
4.500%, 10/1/48	206,392	223
4.500%, 11/1/48	49,288	53
4.500%, 12/1/48	248,514	266
4.500%, 5/1/49	131,811	143
4.500%, 1/1/50	24,695	26
5.000%, 10/1/33	88,081	99
5.000%, 6/1/40	48,548	55
5.000%, 7/1/45	75,720	85
5.000%, 9/1/48	78,756	86
5.000%, 2/1/49	43,202	47
5.000%, 8/1/49	31,526	34
5.500%, 8/1/37	51,067	58
5.500%, 2/1/38	190,662	216
6.000%, 8/1/22	1,750	2
6.000%, 3/1/34	44,761	51
6.000%, 8/1/34	121,674	137
6.000%, 11/1/34	4,481	5
6.000%, 12/1/34	1,615	2
6.000%, 4/1/35	2,840	3
6.000%, 5/1/38	1,919	2
6.000%, 10/1/40	94,538	110
6.000%, 2/1/49	406,339	476
6.500%, 7/1/32	14,399	16
6.500%, 12/1/32	14,214	16
Federal National Mortgage Association, Series 2011-113, Class AG 2.500%, 11/25/26	63,166	64
Federal National Mortgage Association, Series 2013-74, Class AD 2.000%, 7/25/23	24,081	24

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Federal National Mortgage Association, Series 2017-90, Class KA 3.000%, 11/25/47	244,374	255
Federal National Mortgage Association, Series 2017-C02, Class 2ED3 1.453%, (ICE LIBOR USD 1 Month plus 1.350%), 9/25/29	14,717	15
Federal National Mortgage Association, Series 2017-C04, Class 2ED2 1.203%, (ICE LIBOR USD 1 Month plus 1.100%), 11/25/29	574,541	575
Federal National Mortgage Association, Series 2017-C05, Class 1ED3 1.303%, (ICE LIBOR USD 1 Month plus 1.200%), 1/25/30	239,139	239
Federal National Mortgage Association, Series 2018-C01, Class 1ED2 0.953%, (ICE LIBOR USD 1 Month plus 0.850%), 7/25/30	386,345	386
Federal National Mortgage Association, Series 2018-C03, Class 1EB2 0.953%, (ICE LIBOR USD 1 Month plus 0.850%), 10/25/30	660,000	657
Flagstar Mortgage Trust, Series 2020-1INV, Class A11 0.952%, (ICE LIBOR USD 1 Month plus 0.850%), 3/25/50 144A	141,966	142
Fontainebleau Miami Beach Trust, Series 2019-FBLU, Class B 3.447%, 12/10/36 144A	605,000	617
FWD Securitization Trust, Series 2020-INV1, Class A-1 2.240%, (AFC), 1/25/50 144A	353,745	356
Galton Funding Mortgage Trust, Series 2018-1, Class A33 3.500%, (AFC), 11/25/57 144A	50,600	51
Galton Funding Mortgage Trust, Series 2019-1, Class A21 4.500%, (AFC), 2/25/59 144A	77,969	79
Galton Funding Mortgage Trust, Series 2019-1, Class A32 4.000%, (AFC), 2/25/59 144A	33,921	34
Galton Funding Mortgage Trust, Series 2019-H1, Class M1 3.339%, (AFC), 10/25/59 144A	260,000	259
Galton Funding Mortgage Trust, Series 2020-H1, Class A1 2.310%, (AFC), 1/25/60 144A	39,060	39
Galton Funding Mortgage Trust, Series 2020-H1, Class M1 2.832%, (AFC), 1/25/60 144A	285,000	283
GCT LLC, Series 2021-GCT, Class A 0.910%, (ICE LIBOR USD 1 Month plus 0.800%), 2/15/38 144A	335,000	335
Government National Mortgage Association 3.500%, 12/20/42	4,052	4
3.500%, 9/20/43	54,752	59
3.500%, 8/20/44	109,146	116
3.500%, 10/20/46	747	1
3.500%, 11/20/46	45,421	48

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
3.500%, 1/20/47	48,862	51
3.500%, 8/20/51	1,001,250	1,045
3.500%, 1/21/52 b	1,274,000	1,327
4.000%, 3/20/48	91,393	99
4.000%, 4/20/50	313,223	339
4.000%, 10/20/50	224,743	237
4.500%, 7/20/41	228,043	252
5.000%, 3/20/34	249,808	276
5.000%, 1/20/48	43,854	48
5.000%, 2/20/48	211,957	230
5.500%, 6/20/37	52,504	61
5.500%, 9/15/45	164,814	192
5.500%, 3/20/48	32,447	36
5.500%, 12/20/48	21,496	23
5.500%, 2/20/49	242,914	264
Great Wolf Trust, Series 2019-WOLF, Class A 1.144%, (ICE LIBOR USD 1 Month plus 1.034%), 12/15/36 144A	255,000	255
Great Wolf Trust, Series 2019-WOLF, Class C 1.743%, (ICE LIBOR USD 1 Month plus 1.633%), 12/15/36 144A	270,000	268
GS Mortgage Backed Securities Trust, Series 2021-HP1, Class A6 2.500%, 1/25/52 144A	330,385	334
GS Mortgage Backed Securities Trust, Series 2021-PJ5, Class A8 2.500%, 10/25/51 144A	786,308	794
GS Mortgage Backed Securities Trust, Series GR2, Class A6 2.500%, (AFC), 2/25/52 144A	398,009	402
GS Mortgage Backed Securities Trust, Series NQM1, Class A1 1.017%, (AFC), 7/25/61 144A	242,784	241
GS Mortgage Securities Trust, Series 2014-EB1A, Class 2A1 1.636%, (CSTR), 7/25/44 144A	5,326	5
GS Mortgage Securities Trust, Series 2021-ROSS, Class B 1.710%, (ICE LIBOR USD 1 Month plus 1.600%), 5/15/26 144A	390,000	389
Homeward Opportunities Fund I Trust, Series 2019-3, Class A1 2.675%, (AFC), 11/25/59 144A	53,718	54
Homeward Opportunities Fund I Trust, Series 2020-2, Class A1 1.657%, (AFC), 5/25/65 144A	107,159	107
Hundred Acre Wood Trust, Series 2021-INV1, Class A9 2.500%, 7/25/51 144A	541,937	548
Imperial Fund Mortgage Trust, Series 2021-NQM2, Class A3 1.516%, (AFC), 9/25/56 144A	344,789	341
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A 1.060%, (ICE LIBOR USD 1 Month plus 0.950%), 1/15/33 144A	115,000	115
InTown Hotel Portfolio Trust, Series 2018-STAY, Class C 1.610%, (ICE LIBOR USD 1 Month plus 1.500%), 1/15/33 144A	100,000	100

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-609M, Class B 1.880%, (ICE LIBOR USD 1 Month plus 1.770%), 10/15/33 144A	540,000	539
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2020-609M, Class C 2.280%, (ICE LIBOR USD 1 Month plus 2.170%), 10/15/33 144A	440,000	438
JP Morgan Mortgage Trust, Series 2020-INV1, Class A11 0.919%, (ICE LIBOR USD 1 Month plus 0.830%), (AFC), 8/25/50 144A	74,294	75
JP Morgan Mortgage Trust, Series 2020-INV1, Class A15 3.500%, (AFC), 8/25/50 144A	120,943	123
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5 3.934%, 9/15/47	540,000	572
JPMCC Commercial Mortgage Securities Trust, Series 2019-BKWD, Class B 1.460%, (ICE LIBOR USD 1 Month plus 1.350%), 9/15/29 144A	790,000	780
JPMCC Commercial Mortgage Securities Trust, Series 2019-BKWD, Class C 1.710%, (ICE LIBOR USD 1 Month plus 1.600%), 9/15/29 144A	250,000	246
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class C 1.110%, (ICE LIBOR USD 1 Month plus 1.000%), 12/15/37 144A	157,500	156
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class D 1.360%, (ICE LIBOR USD 1 Month plus 1.250%), 12/15/37 144A	116,250	115
KNDR Mortgage Trust, Series 2021-KIND, Class C 1.860%, (ICE LIBOR USD 1 Month plus 1.750%), 8/15/26 144A	580,000	576
LSTAR Commercial Mortgage Trust, Series 2017-5, Class AS 4.021%, 3/10/50 144A	340,000	363
Mello Mortgage Capital Acceptance, Series 2021-INV3, Class A4 2.500%, (AFC), 10/25/51 144A	458,733	463
Merit, Series 2020-HILL, Class B 1.510%, (ICE LIBOR USD 1 Month plus 1.400%), 8/15/37 144A	400,789	401
Merit, Series 2020-HILL, Class C 1.810%, (ICE LIBOR USD 1 Month plus 1.700%), 8/15/37 144A	174,461	174
Merit, Series 2020-HILL, Class D 2.460%, (ICE LIBOR USD 1 Month plus 2.350%), 8/15/37 144A	235,758	236
MFRA Trust, Series 2021-INV1, Class A1 0.852%, (AFC), 1/25/56 144A	249,571	248
MFRA Trust, Series 2021-NQM2, Class A2 1.317%, (AFC), 11/25/64 144A	197,081	196
MHC Commercial Mortgage Trust, Series 2021-MHC2, Class B 1.210%, (ICE LIBOR USD 1 Month plus 1.100%), 5/15/23 144A	380,000	377

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class AS 4.110%, (AFC), 10/15/47	185,000	194
Morgan Stanley Capital I Trust, Series 2014-150E, Class A 3.912%, 9/9/32 144A	610,000	638
Morgan Stanley Capital I Trust, Series 2019-MEAD, Class D 3.177%, (CSTR), 11/10/36 144A	480,000	470
Morgan Stanley Capital I Trust, Series 2019-NUGS, Class D 3.300%, (ICE LIBOR USD 1 Month plus 1.800%), 12/15/36 144A	315,000	315
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-2, Class A4 2.500%, (AFC), 5/25/51 144A	175,871	177
New Orleans Hotel Trust, Series 2019-HNLA, Class B 1.399%, (ICE LIBOR USD 1 Month plus 1.289%), 4/15/32 144A	790,000	783
New Residential Mortgage Loan Trust, Series 2019-NQM2, Class A1 1.650%, (AFC), 5/24/60 144A	203,198	203
New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1 2.710%, (AFC), 11/25/59 144A	227,799	229
New Residential Mortgage Loan Trust, Series 2020-NQM1, Class A1 2.464%, (AFC), 1/26/60 144A	175,853	176
New Residential Mortgage Loan Trust, Series 2021-INV1, Class A6 2.500%, (AFC), 6/25/51 144A	348,341	352
New Residential Mortgage Loan Trust, Series 2021-INV2, Class A7 2.500%, (AFC), 9/25/51 144A	1,004,760	1,015
New Residential Mortgage Loan Trust, Series 2021-NQM1R, Class A1 0.943%, (AFC), 7/25/55 144A	373,763	371
NMLT Trust, Series 2021-INV2, Class A1 1.162%, (AFC), 8/25/56 144A	1,069,823	1,053
NMLT Trust, Series 2021-INV2, Class A3 1.520%, (AFC), 8/25/56 144A	277,008	273
OBX Trust, Series 2019-EXP2, Class 2A1A 1.002%, (ICE LIBOR USD 1 Month plus 0.900%), 7/25/59 144A	21,457	21
OBX Trust, Series 2019-EXP2, Class 2A2 1.302%, (ICE LIBOR USD 1 Month plus 1.200%), 7/25/59 144A	161,635	161
OBX Trust, Series 2019-EXP3, Class 2A1 1.002%, (ICE LIBOR USD 1 Month plus 0.900%), (AFC), 10/25/59 144A	175,603	176
OBX Trust, Series 2020-INV1, Class A5 3.500%, (AFC), 12/25/49 144A	64,255	65
OBX Trust, Series 2021-NQM1, Class A1 1.072%, (AFC), 2/25/66 144A	527,119	521
ONE Park Mortgage Trust, Series 2021-PARK, Class B 1.060%, (ICE LIBOR USD 1 Month plus 0.950%), 3/15/36 144A	755,000	749

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
ONE Park Mortgage Trust, Series 2021-PARK, Class C 1.210%, (ICE LIBOR USD 1 Month plus 1.100%), 3/15/36 144A	405,000	401
Onslow Bay Financial LLC, Series 2020-EXP1, Class 1A8 3.500%, 2/25/60 144A	214,372	217
Onslow Bay Financial LLC, Series 2020-EXP1, Class 2A1 0.852%, (ICE LIBOR USD 1 Month plus 0.750%), 2/25/60 144A	254,016	254
Onslow Bay Financial LLC, Series 2020-EXP1, Class 2A2 1.052%, (ICE LIBOR USD 1 Month plus 0.950%), 2/25/60 144A	151,163	151
Onslow Bay Financial LLC, Series 2020-EXP2, Class A8 3.000%, (AFC), 5/25/60 144A	275,413	277
Onslow Bay Financial LLC, Series 2020-EXP2, Class A9 3.000%, (AFC), 5/25/60 144A	68,853	69
Onslow Bay Financial LLC, Series 2020-EXP3, Class 1A8 3.000%, (AFC), 1/25/60 144A	247,132	247
Onslow Bay Financial LLC, Series 2021-J1, Class A4 2.500%, (AFC), 5/25/51 144A	586,777	592
Onslow Bay Mortgage Loan Trust, Series 2021-NQM3, Class A1 1.054%, (AFC), 7/25/61 144A	266,465	263
PSMC Trust, Series 2021-1, Class A11 2.500%, (AFC), 3/25/51 144A	853,238	861
PSMC Trust, Series 2021-2, Class A3 2.500%, (AFC), 5/25/51 144A	662,701	670
Sequoia Mortgage Trust, Series 2018-CH2, Class A21 4.000%, (AFC), 6/25/48 144A	40,541	41
Sequoia Mortgage Trust, Series 2018-CH2, Class A3 4.000%, (AFC), 6/25/48 144A	93,516	94
Sequoia Mortgage Trust, Series 2018-CH3, Class A19 4.500%, (AFC), 8/25/48 144A	16,317	16
Sequoia Mortgage Trust, Series 2018-CH4, Class A2 4.000%, (AFC), 10/25/48 144A	24,246	24
SG Residential Mortgage Trust, Series 2019-3, Class A2 2.877%, (AFC), 9/25/59 144A	284,642	288
SG Residential Mortgage Trust, Series 2020-2, Class A1 1.381%, (AFC), 5/25/65 144A	161,833	161
Shelter Growth CRE Issuer, Ltd., Series 2021-FL3, Class A 1.190%, (ICE LIBOR USD 1 Month plus 1.080%), 9/15/36 144A	329,008	328
Slide, Series 2018-FUN, Class D 2.210%, (ICE LIBOR USD 1 Month plus 2.100%), 6/15/31 144A	356,364	351

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
STACR Trust, Series 2018-DNA2, Class M2 1.053%, (ICE LIBOR USD 1 Month plus 0.950%), 12/25/30 144A	460,000	460
STACR Trust, Series 2018-DNA3, Class M1 0.853%, (ICE LIBOR USD 1 Month plus 0.750%), 9/25/48 144A	874	1
STACR Trust, Series 2018-DNA3, Class M2 1.003%, (ICE LIBOR USD 1 Month plus 0.900%), 9/25/48 144A	340,000	340
STACR Trust, Series 2018-HRP2, Class M2 1.353%, (ICE LIBOR USD 1 Month plus 1.250%), 2/25/47 144A	226,411	226
STACR Trust, Series 2020-DNA6, Class M1 0.950%, (US 30 Day Average SOFR plus 0.900%), 12/25/50 144A	40,843	41
STACR Trust, Series 2021-DNA1, Class M1 0.700%, (US 30 Day Average SOFR plus 0.650%), 1/25/51 144A	57,162	57
STACR Trust, Series 2021-DNA2, Class M1 0.850%, (US 30 Day Average SOFR plus 0.800%), 8/25/33 144A	281,046	281
STACR Trust, Series 2021-DNA3, Class M2 2.150%, (US 30 Day Average SOFR plus 2.100%), 10/25/33 144A	395,000	402
STACR Trust, Series 2021-DNA5, Class M2 1.700%, (US 30 Day Average SOFR plus 1.650%), 1/25/34 144A	260,000	261
STACR Trust, Series 2021-DNA6, Class M2 1.550%, (US 30 Day Average SOFR plus 1.500%), 10/25/41 144A	325,000	325
STACR Trust, Series 2021-DNA7, Class M2 1.850%, (US 30 Day Average SOFR plus 1.800%), 11/25/41 144A	375,000	376
STACR Trust, Series 2021-HQA1, Class M1 0.750%, (US 30 Day Average SOFR plus 0.700%), 8/25/33 144A	389,800	390
STACR Trust, Series 2021-HQA3, Class M1 0.900%, (US 30 Day Average SOFR plus 0.850%), 9/25/41 144A	255,000	255
Starvest Emerging Markets CBO I, Series 2021-2, Class A1 0.943%, (AFC), 5/25/65 144A	281,884	280
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A1 2.610%, (AFC), 9/27/49 144A	17,870	18
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3 2.916%, (AFC), 9/27/49 144A	181,793	182
Starwood Mortgage Residential Trust, Series 2020-1, Class A2 2.408%, (AFC), 2/25/50 144A	208,100	209
Starwood Mortgage Residential Trust, Series 2021-4, Class A1 1.162%, (AFC), 8/25/56 144A	924,267	916
Toorak Mortgage Corp., Series 2021-INV1, Class A2 1.409%, (AFC), 12/31/99 144A	175,111	173
Uniform Mortgage Backed Security TBA 2.000%, 1/14/51	245,000	244
2.500%, 1/14/50	160,000	163
3.000%, 2/13/48 b	1,205,000	1,247

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
4.000%, 2/11/51	340,000	361
United Wholsale Mortgage LLC, Series 2021-INV2, Class A4 2.500%, (AFC), 9/25/51 144A	182,155	184
United Wholsale Mortgage LLC, Series 2021-INV5, Class B 2.500%, (AFC), 1/25/52 144A	205,000	207
Verus Securitization Trust, Series 2019-4, Class A3 3.000%, (AFC), 11/25/59 144A Σ	419,969	424
Verus Securitization Trust, Series 2019-INV2, Class A1 2.913%, (AFC), 7/25/59 144A	209,017	210
Verus Securitization Trust, Series 2019-INV2, Class A2 3.117%, (AFC), 7/25/59 144A	279,496	281
Verus Securitization Trust, Series 2019-INV3, Class A3 1.977%, (AFC), 4/25/60 144A	147,966	148
3.100%, (AFC), 11/25/59 144A	250,279	255
Verus Securitization Trust, Series 2020-1, Class A1 2.417%, (AFC), 1/25/60 144A	163,306	164
Verus Securitization Trust, Series 2020-1, Class A3 2.724%, (AFC), 1/25/60 144A Σ	303,936	304
Verus Securitization Trust, Series 2020-2, Class A1 2.226%, (AFC), 5/25/60 144A	283,654	284
Verus Securitization Trust, Series 2020-5, Class A3 1.733%, (AFC), 5/25/65 144A Σ	131,936	131
Verus Securitization Trust, Series 2021-1, Class A1 0.815%, (AFC), 1/25/66 144A	155,955	154
Verus Securitization Trust, Series 2021-1, Class A3 1.155%, (AFC), 1/25/66 144A	127,316	125
Verus Securitization Trust, Series 2021-2, Class A1 1.031%, (AFC), 2/25/66 144A	290,593	288
Verus Securitization Trust, Series 2021-2, Class A2 1.052%, (AFC), 1/25/66 144A	216,438	214
Verus Securitization Trust, Series 2021-5, Class A3 1.373%, (AFC), 9/25/66 144A	286,546	282
Verus Securitization Trust, Series 2021-7, Class A1 1.829%, (AFC), 10/25/66 144A	1,029,360	1,027
Verus Securitization Trust, Series 2021-R1, Class A2 1.057%, (AFC), 10/25/63 144A	119,175	119
Verus Securitization Trust, Series 2021-R2, Class A1 0.918%, (AFC), 2/25/64 144A	294,349	293

Structured Products (33.1%)	Shares/ Par+	Value $ (000’s)

Mortgage Securities continued
Vista Point Securitization Trust, Series 2020-1, Class A1 1.763%, (AFC), 3/25/65 144A	66,487	67
Vista Point Securitization Trust, Series 2020-2, Class A3 2.496%, (AFC), 4/25/65 144A	98,062	98
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A2 3.020%, 7/15/58	123,873	125
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A1 1.975%, 9/15/50	7,349	7
Wells Fargo Mortgage Backed Securities Trust, Series 2020-RR1, Class A17 3.000%, (AFC), 5/25/50 144A	53,262	54
Wells Fargo Mortgage Backed Securities Trust, Series 2021-RR1, Class A3 2.500%, (AFC), 12/25/50 144A	732,813	739
WFRBS Commercial Mortgage Trust, Series 2012-C6, Class B 4.697%, 4/15/45	276,834	277
WFRBS Commercial Mortgage Trust, Series 2014-C23, Class A5 3.917%, 10/15/57	575,000	610
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class A5 4.045%, 3/15/47	325,000	340
ZH Trust, Series 2021-1, Class A 2.253%, 2/18/27 144A	350,000	348

Total		80,279

Total Structured Products
(Cost: $136,589)		136,343

Short-Term Investments (1.9%)

Consumer, Cyclical (0.0%)
Marriott International, Inc. 2.300%, 1/15/22	50,000	50

Total		50

Financial (0.2%)
UniCredit SpA 3.750%, 4/12/22 144A	1,010,000	1,017

Total		1,017

Money Market Funds (1.7%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	6,859,542	6,860

Total		6,860

Total Short-Term Investments
(Cost: $7,928)		7,927

Total Investments (100.5%)
(Cost: $413,776)@		414,319

Other Assets, Less
Liabilities (-0.5%)		(2,035)

Net Assets (100.0%)		412,284

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)		Variation Margin (000’s)
Five-Year US Treasury Note Future	Short	USD	11,300	113	3/22	$13,670	$1		$(8)
Ten-Year US Treasury Note Future	Short	USD	100	1	3/22	131	–	π	–	π
Two-Year US Treasury Note Future	Long	USD	62,600	313	3/22	68,288	(141)		15
Ultra Ten-Year US Treasury Note Future	Short	USD	1,700	17	3/22	2,489	(36)		(5)

							$(176)		$2

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$-	$15	$15	$-	$(13)	$(13)	$-

+	All par is stated in U.S. Dollar unless otherwise noted.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021 the value of these securities (in thousands) was $168,120 representing 40.8% of the net assets.

b

Cash or securities with an aggregate value of $88,027 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2021.

§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2021, the aggregate value of these securities was $12,658 (in thousands), representing 3.1% of net assets.

Σ	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $413,635 and the net unrealized appreciation of investments based on that cost was $508 which is comprised of $2,526 aggregate gross unrealized appreciation and $2,018 aggregate gross unrealized depreciation.

π	Amount is less than one thousand.

The Accompanying Notes are an Integral Part of the Financial Statements.

Short-Term Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$3,324	$-
Corporate Bonds	-	202,825	-
Governments	-	63,900	-
Structured Products	-	136,343	-
Short-Term Investments
Money Market Funds	6,860	-	-
All Others	-	1,067	-
Other Financial Instruments^
Futures	1	-	-
Total Assets:	$6,861	$407,459	$-
Liabilities:
Other Financial Instruments^
Futures	(177)	-	-
Total Liabilities:	$(177)	$-	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Provide as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital.	Invest in a diversified portfolio of investment grade debt securities with maturities exceeding one year.	$3.4 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Select Bond Portfolio (the “Portfolio”), has engaged Allspring Global Investments, LLC (“Allspring”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio may also invest up to 10% of net assets in non-investment grade, high yield/high risk bonds (so called “junk bonds”) and up to 20% of net assets in foreign securities. Debt securities may be of any maturity or duration, but under normal market conditions, the Portfolio attempts to maintain an overall dollar-weighted average effective duration (a measure of the sensitivity of the price of the Portfolio’s fixed income securities to changes in interest rates) that is within 10% of the Bloomberg® U.S. Aggregate Index. The Portfolio uses a fundamental, relative value investment approach to construct the portfolio of investments. The Portfolio invests in debt securities that it believes offer competitive returns and are undervalued, offering additional income and/or price appreciation potential relative to other debt securities of similar credit quality and interest rate sensitivity. The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives.

MARKET OVERVIEW

The U.S. and global economies performed particularly well during 2021, despite the unique economic and public health challenges, including the inflationary combination of resurgent business demand, supply-chain bottlenecks and labor shortages. Inflation concerns began early in 2021 and never abated amid debates over whether inflation would be “persistent” or “transitory.” Rate volatility persisted throughout the year, along with a flattening of the U.S. yield curve as short-term rates increased. With credit performing well against a backdrop of strong global demand for U.S. credit and improving corporate fundamentals and credit ratings, credit spreads edged tighter during the year. Inflation concerns and shifts in monetary policy resulted in the center of the U.S. yield curve moving higher during 2021.

PORTFOLIO RESULTS

The Portfolio returned (1.59%) for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Bloomberg® U.S. Aggregate Index (the “Index”), returned (1.54%). (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2020 of the Core Bond Funds peer group was (1.48%).

The Financials sector detracted the most from the Portfolio’s performance, led by the diversified financials industry. Mortgage-backed securities (“MBS”) and agency securities detracted the most due to positioning in collateralized mortgage obligations (“CMOs”), lower coupon 30-year collateral and select higher coupons. After the portfolio managers reduced the Portfolio’s exposure to lower coupon MBS to a relative underweight earlier in the year, robust Federal Reserve purchases led to tighter spreads, resulting in a net detraction from the Portfolio’s performance. A relative overweight positioning in high coupon Ginnie Mae and conventional 30-year bonds 5.0 bonds also detracted given elevated speeds of yield curve flattening. The Consumer Discretionary sector also detracted from the Portfolio’s return. Examples include overweight positions in The Home Depot, Inc. and Altria Group, Inc.

On the upside, within MBS, dynamic sector positioning contributed to the Portfolio’s performance, as did positioning in 15-year, Ginnie Mae and conventional 30-year bonds. Other contributors included companies in the Financials sector, (such as FS KKR Capital Corp., SBL Holdings, LLC and Brighthouse Financial, Inc.), the Information Technology sector, (such as Oracle Corp. and Broadcom Corp.) and the Consumer Discretionary sector, (such as Ford Motor Co.).

In structured products, a sector overweight to the asset-backed securities (“ABS”) sector contributed. Security selection in the ABS sector, notably positioning in Federal Family Education Loan Program and private credit student loan ABS, rental car ABS and revolving prime auto ABS, also contributed.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Allspring, the Portfolio’s sub-adviser.

Select Bond Portfolio (unaudited)

Entering 2022, we believe policymakers and investors alike will be grappling with risks of persistent inflation and a slowdown of growth, as well as monetary policy focused on reducing inflation. Yields have risen as central banks have moved to address inflation risks, although growth concerns could also pose a risk factor going forward, suggesting there could eventually be a risk of reversal. In time, policymakers and market participants alike will learn more about the precise interaction among reductions in central bank assets, higher forward rate paths and fiscal stimulus as they translate to economic and financial conditions. The risk that cycles have become shorter could also contribute to a more volatile environment in future periods relative to the recent past.

We believe volatility will provide for a fertile security selection environment across sectors of the most liquid parts of the U.S. investment grade, fixed income markets. Consistent with our bottom-up process, we maintain a neutral duration, with a pure focus on security selection.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Select Bond Portfolio	-1.59%	3.79%	3.07%
Bloomberg U.S. Aggregate Index	-1.54%	3.57%	2.90%
Lipper® Variable Insurance Products (VIP) Core Bond Funds Average	-1.48%	3.65%	3.07%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. High yield bonds generally have greater price swings and higher default risks than investment grade bonds.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could causetime could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect performance.

Top 10 Fixed Income Holdings 12/31/21

Security Description	% of Net Assets
US Treasury, Various	37.8%
Uniform Mortgage Backed Security TBA, Various	9.3%
Federal National Mortgage Association, Various	7.5%
Government National Mortgage Association, Various	2.1%
Bank of America Corp., Various	1.8%
JPMorgan Chase & Co., Various	1.6%
Federal Home Loan Mortgage Corp., Various	1.5%
Morgan Stanley, Various	1.4%
T-Mobile USA, Inc., Various	0.9%
Mitsubishi UFJ Financial Group, Inc., Various	0.7%

Select Bond Portfolio (unaudited)

Sector Allocation 12/31/21

Sector	% of Net Assets
Governments	37.6%
Structured Products	35.7%
Corporate Bonds	31.0%
Municipal Bonds	0.4%
Short-Term Investments & Other Net Assets	-4.7%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high yield securities.

Select Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Corporate Bonds (31.0%)	Shares/ Par +	Value $ (000’s)

Basic Materials (0.7%)
The Dow Chemical Co. 3.600%, 11/15/50	2,130,000	2,307
Ecolab, Inc. 2.125%, 2/1/32	3,168,000	3,142
2.700%, 12/15/51	1,162,000	1,141
LYB International Finance III, LLC 3.375%, 10/1/40	3,184,000	3,316
3.625%, 4/1/51	3,157,000	3,341
Teck Resources, Ltd. 5.200%, 3/1/42	1,255,000	1,476
6.125%, 10/1/35	1,085,000	1,407
6.250%, 7/15/41	1,221,000	1,619
Westlake Chemical Corp. 3.125%, 8/15/51	3,808,000	3,667
3.600%, 8/15/26	1,161,000	1,245

Total		22,661

Communications (3.0%)
Amazon.com, Inc. 1.000%, 5/12/26	7,256,000	7,186
1.650%, 5/12/28	3,271,000	3,276
2.100%, 5/12/31	5,107,000	5,177
2.700%, 6/3/60	494,000	476
3.100%, 5/12/51	2,581,000	2,756
3.250%, 5/12/61	1,103,000	1,187
AT&T, Inc. 2.250%, 2/1/32	875,000	846
3.100%, 2/1/43	539,000	524
3.500%, 6/1/41	1,134,000	1,166
3.500%, 9/15/53	4,558,000	4,599
3.550%, 9/15/55	1,114,000	1,118
3.650%, 6/1/51	853,000	883
3.650%, 9/15/59	2,238,000	2,260
3.800%, 12/1/57	2,037,000	2,121
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 2.250%, 1/15/29	4,758,000	4,642
3.500%, 6/1/41	1,401,000	1,366
3.500%, 3/1/42	2,587,000	2,509
3.700%, 4/1/51	560,000	541
3.900%, 6/1/52	1,698,000	1,703
4.400%, 12/1/61	1,568,000	1,622
4.464%, 7/23/22	1,015,000	1,030
4.800%, 3/1/50	2,086,000	2,336
Comcast Corp. 2.887%, 11/1/51 144A	1,588,000	1,537
3.750%, 4/1/40	1,298,000	1,453
Discovery Communications LLC 4.000%, 9/15/55	468,000	494
Netflix, Inc. 3.625%, 6/15/25 144A	1,896,000	1,998
5.875%, 11/15/28	2,035,000	2,447
T-Mobile USA, Inc. 2.250%, 2/15/26 144A	10,540,000	10,566

Corporate Bonds (31.0%)	Shares/ Par +	Value $ (000’s)

Communications continued
2.250%, 2/15/26	2,071,000	2,076
2.875%, 2/15/31	723,000	714
3.375%, 4/15/29 144A	5,317,000	5,418
3.375%, 4/15/29	4,557,000	4,643
3.400%, 10/15/52 144A	2,319,000	2,308
3.500%, 4/15/31 144A	3,921,000	4,079
Verizon Communications, Inc. 1.680%, 10/30/30	2,135,000	2,029
2.355%, 3/15/32 144A	2,124,000	2,093
2.550%, 3/21/31	1,015,000	1,024
2.650%, 11/20/40	4,466,000	4,244
2.875%, 11/20/50	857,000	813
3.400%, 3/22/41	2,146,000	2,247
3.700%, 3/22/61	1,559,000	1,690
4.329%, 9/21/28	738,000	838
ViacomCBS, Inc. 4.950%, 1/15/31	593,000	706
4.950%, 5/19/50	1,031,000	1,314

Total		104,055

Consumer, Cyclical (1.8%)
Advance Auto Parts, Inc. 3.900%, 4/15/30	4,259,000	4,645
AutoNation, Inc. 4.750%, 6/1/30	1,069,000	1,221
Delta Air Lines, Inc./SkyMiles IP, Ltd. 4.500%, 10/20/25 144A	4,319,000	4,539
4.750%, 10/20/28 144A	6,268,000	6,845
Ford Motor Co. 4.750%, 1/15/43	868,000	958
Ford Motor Credit Co. LLC 2.700%, 8/10/26	4,770,000	4,812
3.625%, 6/17/31	3,653,000	3,845
4.000%, 11/13/30	1,593,000	1,714
4.063%, 11/1/24	859,000	904
The Home Depot, Inc. 2.375%, 3/15/51	1,700,000	1,562
3.125%, 12/15/49	2,065,000	2,176
3.300%, 4/15/40	441,000	478
Hyundai Capital America 0.800%, 1/8/24 144A	2,830,000	2,789
1.250%, 9/18/23 144A	1,657,000	1,656
1.300%, 1/8/26 144A	3,309,000	3,214
1.800%, 10/15/25 144A	2,651,000	2,637
2.000%, 6/15/28 144A	1,607,000	1,567
Marriott International, Inc. 2.850%, 4/15/31	2,619,000	2,611
3.500%, 10/15/32	1,603,000	1,679
4.625%, 6/15/30	3,786,000	4,259
5.750%, 5/1/25	653,000	735
Starbucks Corp. 1.300%, 5/7/22	1,351,000	1,355
3.500%, 11/15/50	2,118,000	2,281
Tapestry, Inc. 3.050%, 3/15/32	2,949,000	2,966

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (31.0%)	Shares/ Par +	Value $ (000’s)

Consumer, Cyclical continued
Walmart, Inc. 2.500%, 9/22/41	852,000	859

Total		62,307

Consumer, Non-cyclical (4.8%)
AbbVie, Inc. 2.300%, 11/21/22	3,320,000	3,366
3.200%, 11/21/29	3,166,000	3,385
4.050%, 11/21/39	1,791,000	2,055
4.250%, 11/21/49	1,689,000	2,030
4.300%, 5/14/36	770,000	908
4.450%, 5/14/46	781,000	944
Adani International Container Terminal Private, Ltd. 3.000%, 2/16/31 144A	903,560	871
Adani Ports & Special Economic Zone, Ltd. 4.200%, 8/4/27 144A	1,876,000	1,947
Altria Group, Inc. 2.350%, 5/6/25	463,000	474
2.450%, 2/4/32	1,254,000	1,191
3.400%, 2/4/41	2,510,000	2,315
Amgen, Inc. 1.650%, 8/15/28	4,281,000	4,195
3.000%, 1/15/52	1,179,000	1,144
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 2/1/36	3,009,000	3,631
4.900%, 2/1/46	2,699,000	3,411
Anheuser-Busch InBev Worldwide, Inc. 3.500%, 6/1/30	1,063,000	1,165
3.750%, 7/15/42	971,000	1,058
4.375%, 4/15/38	3,161,000	3,702
AstraZeneca Finance LLC 1.750%, 5/28/28	3,754,000	3,732
AstraZeneca PLC 2.125%, 8/6/50	532,000	472
3.000%, 5/28/51	245,000	257
Bacardi, Ltd. 4.700%, 5/15/28 144A	1,126,000	1,273
5.300%, 5/15/48 144A	2,348,000	3,063
BAT Capital Corp. 2.259%, 3/25/28	570,000	555
2.726%, 3/25/31	4,982,000	4,835
4.390%, 8/15/37	566,000	596
Bristol-Myers Squibb Co. 2.550%, 11/13/50	1,715,000	1,622
Bunge, Ltd. Finance Corp. 1.630%, 8/17/25	1,853,000	1,846
2.750%, 5/14/31	3,966,000	4,025
3.750%, 9/25/27	5,384,000	5,841
Centene Corp. 2.450%, 7/15/28	5,791,000	5,704
2.500%, 3/1/31	353,000	344
3.000%, 10/15/30	1,167,000	1,186
CVS Health Corp. 3.000%, 8/15/26	1,145,000	1,209
4.300%, 3/25/28	830,000	931
4.780%, 3/25/38	1,673,000	2,036
Danaher Corp. 2.600%, 10/1/50	1,265,000	1,206
2.800%, 12/10/51	846,000	834

Corporate Bonds (31.0%)	Shares/ Par +	Value $ (000’s)

Consumer, Non-cyclical continued
DH Europe Finance II SARL 2.050%, 11/15/22	1,695,000	1,717
2.200%, 11/15/24	2,917,000	2,981
The Estee Lauder Co., Inc. 1.950%, 3/15/31	635,000	626
Gilead Sciences, Inc. 2.600%, 10/1/40	1,842,000	1,775
2.800%, 10/1/50	1,217,000	1,180
4.000%, 9/1/36	950,000	1,093
Global Payments, Inc. 1.500%, 11/15/24	1,581,000	1,581
2.150%, 1/15/27	3,162,000	3,175
2.900%, 11/15/31	2,108,000	2,138
HCA, Inc. 3.500%, 9/1/30	2,661,000	2,812
5.375%, 2/1/25	7,669,000	8,428
5.875%, 2/1/29	961,000	1,145
Humana, Inc. 1.350%, 2/3/27	1,950,000	1,896
Molson Coors Beverage Co. 4.200%, 7/15/46	3,694,000	4,095
Pfizer, Inc. 2.550%, 5/28/40	3,700,000	3,691
2.800%, 3/11/22	1,020,000	1,025
Quanta Services, Inc. 0.950%, 10/1/24	2,581,000	2,553
Roche Holdings, Inc. 2.076%, 12/13/31 144A	3,841,000	3,830
2.607%, 12/13/51 144A	1,487,000	1,460
Shire Acquisitions Investments Ireland DAC 2.875%, 9/23/23	2,211,000	2,274
Sodexo, Inc. 1.634%, 4/16/26 144A	3,000,000	2,972
STERIS Irish FinCo Unlimited Co. 3.750%, 3/15/51	4,710,000	5,154
Sysco Corp. 3.150%, 12/14/51	1,076,000	1,059
Takeda Pharmaceutical Co., Ltd. 2.050%, 3/31/30	4,021,000	3,938
3.025%, 7/9/40	1,196,000	1,217
3.175%, 7/9/50	835,000	842
4.400%, 11/26/23	1,858,000	1,966
Thermo Fisher Scientific, Inc. 1.215%, 10/18/24	4,270,000	4,265
1.750%, 10/15/28	2,021,000	2,008
2.000%, 10/15/31	1,798,000	1,772
2.800%, 10/15/41	852,000	862
UnitedHealth Group, Inc. 2.300%, 5/15/31	1,183,000	1,204
2.750%, 5/15/40	814,000	826
2.900%, 5/15/50	1,891,000	1,926
3.050%, 5/15/41	554,000	580
3.250%, 5/15/51	1,787,000	1,933
Yale University 0.873%, 4/15/25	521,000	516
1.482%, 4/15/30	1,629,000	1,590

Total		163,464

Energy (1.6%)
Aker BP ASA 4.000%, 1/15/31 144A	1,473,000	1,593

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (31.0%)	Shares/ Par +	Value $ (000’s)

Energy continued
BP Capital Markets America, Inc. 2.772%, 11/10/50	1,602,000	1,509
3.379%, 2/8/61	2,488,000	2,556
Devon Energy Corp. 4.750%, 5/15/42	559,000	647
5.000%, 6/15/45	1,964,000	2,374
Diamondback Energy, Inc. 4.400%, 3/24/51	907,000	1,040
Enable Midstream Partners LP 4.150%, 9/15/29	1,248,000	1,335
4.400%, 3/15/27	2,108,000	2,275
4.950%, 5/15/28	3,575,000	3,965
5.000%, 5/15/44	472,000	507
Energy Transfer LP 5.150%, 3/15/45	1,072,000	1,211
5.300%, 4/15/47	2,803,000	3,248
6.000%, 6/15/48	434,000	539
6.050%, 6/1/41	494,000	604
6.125%, 12/15/45	950,000	1,182
Galaxy Pipeline Assets Bidco, Ltd. 1.750%, 9/30/27 144A	3,263,798	3,267
2.160%, 3/31/34 144A	2,403,000	2,355
2.625%, 3/31/36 144A	1,480,000	1,446
2.940%, 9/30/40 144A	957,000	952
Lundin Energy Finance B.V. 2.000%, 7/15/26 144A	3,818,000	3,791
3.100%, 7/15/31 144A	6,988,000	7,038
Marathon Oil Corp. 5.200%, 6/1/45	685,000	820
Oleoducto Central SA 4.000%, 7/14/27 144A	1,181,000	1,174
Petroleos del Peru SA 5.625%, 6/19/47 144A	1,545,000	1,530
Petroleos Mexicanos 2.460%, 12/15/25	2,567,600	2,638
Pioneer Natural Resources Co. 1.900%, 8/15/30	2,852,000	2,709
Sunoco Logistics Partners Operations LP 5.350%, 5/15/45	814,000	935
6.100%, 2/15/42	554,000	676

Total		53,916

Financial (12.7%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.150%, 10/29/23	8,515,000	8,478
1.650%, 10/29/24	5,564,000	5,554
1.750%, 10/29/24	6,918,000	6,901
Agree LP 2.000%, 6/15/28	2,320,000	2,273
2.600%, 6/15/33	526,000	516
Alleghany Corp. 3.250%, 8/15/51	1,607,000	1,583
American Campus Communities Operating Partnership LP 2.250%, 1/15/29	1,597,000	1,580
American International Group, Inc. 3.400%, 6/30/30	1,041,000	1,126
4.375%, 6/30/50	572,000	713
Ares Capital Corporation 3.200%, 11/15/31	3,309,000	3,253

Corporate Bonds (31.0%)	Shares/ Par +	Value $ (000’s)

Financial continued
ASB Bank, Ltd. 2.375%, 10/22/31 144A	2,659,000	2,643
Athene Global Funding 1.730%, 10/2/26 144A	3,195,000	3,136
1.985%, 8/19/28 144A	2,662,000	2,587
2.500%, 3/24/28 144A	3,727,000	3,748
2.646%, 10/4/31 144A	3,515,000	3,468
Bain Capital Specialty Finance, Inc. 2.550%, 10/13/26	2,179,000	2,118
Banco de Chile 2.990%, 12/9/31 144A	1,651,000	1,628
Banco Santander SA 1.722%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.900%), 9/14/27	2,800,000	2,749
3.225%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.600%), 11/22/32	2,600,000	2,602
Bank of America Corp. 0.523%, (US SOFR plus 0.410%), 6/14/24	2,911,000	2,892
1.197%, (US SOFR plus 1.010%), 10/24/26	2,389,000	2,341
1.319%, (US SOFR plus 1.150%), 6/19/26	1,423,000	1,408
1.530%, (US SOFR plus 0.650%), 12/6/25	7,566,000	7,578
1.658%, (US SOFR plus 0.910%), 3/11/27	10,733,000	10,658
1.734%, (US SOFR plus 0.960%), 7/22/27	10,268,000	10,193
1.898%, (US SOFR plus 1.530%), 7/23/31	2,113,000	2,022
1.922%, (US SOFR plus 1.370%), 10/24/31	1,782,000	1,706
2.496%, (ICE LIBOR USD 3 Month plus 0.990%), 2/13/31	2,994,000	3,002
2.592%, (US SOFR plus 2.150%), 4/29/31	3,439,000	3,474
2.687%, (US SOFR plus 1.320%), 4/22/32	8,153,000	8,274
3.004%, (ICE LIBOR USD 3 Month plus 0.790%), 12/20/23	4,231,000	4,318
3.483%, (US SOFR plus 1.650%), 3/13/52	1,053,000	1,162
3.500%, 4/19/26	543,000	585
3.559%, (ICE LIBOR USD 3 Month plus 1.060%), 4/23/27	2,630,000	2,812
Barclays PLC 2.279%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.050%), 11/24/27	5,268,000	5,277
2.894%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.300%), 11/24/32	1,638,000	1,650
3.330%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.300%), 11/24/42	1,192,000	1,213
BlackRock, Inc. 2.100%, 2/25/32	2,112,000	2,096
Blackstone Holdings Finance Co. LLC 2.850%, 8/5/51 144A	316,000	308
Blackstone Private Credit Fund 2.350%, 11/22/24 144A	2,726,000	2,724
2.625%, 12/15/26 144A	9,166,000	8,936
3.250%, 3/15/27 144A	3,819,000	3,858
Blackstone Secured Lending Fund 2.850%, 9/30/28 144A	2,759,000	2,690
Blue Owl Finance LLC 4.125%, 10/7/51 144A	457,000	458
Brighthouse Financial Global Funding 1.200%, 12/15/23 144A	4,230,000	4,237

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (31.0%)	Shares/ Par +	Value $ (000’s)

Financial continued
Brighthouse Financial, Inc. 3.850%, 12/22/51	1,054,000	1,040
Brixmor Operating Partnership LP 2.250%, 4/1/28	743,000	739
2.500%, 8/16/31	1,287,000	1,259
CNO Global Funding 1.750%, 10/7/26 144A	3,290,000	3,250
Cooperatieve Rabobank U.A. 1.980%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.730%), 12/15/27 144A	4,247,000	4,248
Credit Suisse AG 1.250%, 8/7/26	4,823,000	4,704
Crown Castle International Corp. 1.050%, 7/15/26	3,189,000	3,080
2.100%, 4/1/31	5,893,000	5,639
2.500%, 7/15/31	2,331,000	2,314
2.900%, 4/1/41	1,489,000	1,448
4.000%, 3/1/27	532,000	578
Enstar Group, Ltd. 3.100%, 9/1/31	2,677,000	2,624
Essex Portfolio LP 1.700%, 3/1/28	2,787,000	2,714
2.550%, 6/15/31	1,096,000	1,099
Extra Space Storage LP 2.350%, 3/15/32	955,000	928
F&G Global Funding 2.000%, 9/20/28 144A	4,243,000	4,125
Federal Realty Investment Trust 3.950%, 1/15/24	1,472,000	1,542
GA Global Funding Trust 0.800%, 9/13/24 144A	3,727,000	3,655
1.950%, 9/15/28 144A	5,005,000	4,864
GLP Capital LP / GLP Financing II, Inc. 3.250%, 1/15/32	1,455,000	1,463
5.300%, 1/15/29	1,074,000	1,219
The Goldman Sachs Group, Inc. 0.657%, (US SOFR plus 0.505%), 9/10/24	5,334,000	5,289
0.925%, (US SOFR plus 0.486%), 10/21/24	10,673,000	10,627
1.948%, (US SOFR plus 0.913%), 10/21/27	2,640,000	2,628
2.650%, (US SOFR plus 1.264%), 10/21/32	1,841,000	1,853
Golub Capital BDC, Inc. 2.500%, 8/24/26	1,107,000	1,088
Healthpeak Properties, Inc. 2.125%, 12/1/28	1,054,000	1,055
Jackson Financial, Inc. 3.125%, 11/23/31 144A	2,715,000	2,729
4.000%, 11/23/51 144A	1,369,000	1,380
JPMorgan Chase & Co. 1.040%, (US SOFR plus 0.695%), 2/4/27	10,656,000	10,313
1.045%, (US SOFR plus 0.800%), 11/19/26	5,942,000	5,789
1.470%, (US SOFR plus 0.765%), 9/22/27	5,307,000	5,202
1.561%, (US SOFR plus 0.605%), 12/10/25	17,633,000	17,652
2.069%, (US SOFR plus 1.015%), 6/1/29	5,313,000	5,269
2.083%, (US SOFR plus 1.850%), 4/22/26	4,661,000	4,731
2.182%, (US SOFR plus 1.890%), 6/1/28	3,265,000	3,292
2.301%, (US SOFR plus 1.160%), 10/15/25	664,000	679
Kilroy Realty LP 2.650%, 11/15/33	1,451,000	1,410

Corporate Bonds (31.0%)	Shares/ Par +	Value $ (000’s)

Financial continued
KKR Group Finance Co. X LLC 3.250%, 12/15/51 144A	1,425,000	1,420
Macquarie Group, Ltd. 1.201%, (US SOFR plus 0.694%), 10/14/25 144A	4,798,000	4,756
1.935%, (US SOFR plus 0.995%), 4/14/28 144A	4,074,000	4,007
2.871%, (US SOFR plus 1.532%), 1/14/33 144A	2,872,000	2,863
Mid-America Apartments LP 3.950%, 3/15/29	1,069,000	1,193
4.000%, 11/15/25	1,302,000	1,407
4.300%, 10/15/23	1,091,000	1,142
Mitsubishi UFJ Financial Group, Inc. 0.953%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.550%), 7/19/25	6,334,000	6,256
1.538%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.750%), 7/20/27	6,256,000	6,145
1.640%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.670%), 10/13/27	5,306,000	5,237
2.309%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.950%), 7/20/32	3,272,000	3,226
2.494%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.970%), 10/13/32	2,167,000	2,170
Morgan Stanley 0.790%, (US SOFR plus 0.525%), 5/30/25	11,107,000	10,962
0.791%, (US SOFR plus 0.509%), 1/22/25	14,879,000	14,728
0.864%, (US SOFR plus 0.745%), 10/21/25	2,111,000	2,081
0.985%, (US SOFR plus 0.720%), 12/10/26	5,421,000	5,258
1.164%, (US SOFR plus 0.560%), 10/21/25	8,006,000	7,943
1.512%, (US SOFR plus 0.858%), 7/20/27	4,144,000	4,079
2.239%, (US SOFR plus 1.178%), 7/21/32	3,161,000	3,092
Owl Rock Capital Corp. 2.875%, 6/11/28	1,112,000	1,092
3.400%, 7/15/26	4,562,000	4,635
Owl Rock Capital Corp. III 3.125%, 4/13/27 144A	3,629,000	3,548
Pricoa Global Funding I 1.200%, 9/1/26 144A	473,000	463
Realty Income Corp. 2.200%, 6/15/28	1,139,000	1,150
2.850%, 12/15/32	1,543,000	1,601
3.400%, 1/15/28	1,129,000	1,218
Regency Centers LP 2.950%, 9/15/29	2,314,000	2,401
Rexford Industrial Realty, Inc. 2.150%, 9/1/31	1,178,000	1,112
SBL Holdings, LLC 5.000%, 2/18/31 144A	3,689,000	3,897
Scentre Group Trust 1/2 3.625%, 1/28/26 144A	1,679,000	1,792
Spirit Realty LP 2.100%, 3/15/28	2,119,000	2,062
2.700%, 2/15/32	636,000	629
3.400%, 1/15/30	1,281,000	1,347

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (31.0%)	Shares/ Par +	Value $ (000’s)

Financial continued
Stewart Information Services Corp. 3.600%, 11/15/31	1,435,000	1,453
Store Capital Corp. 2.700%, 12/1/31	739,000	723
2.750%, 11/18/30	1,885,000	1,869
4.500%, 3/15/28	4,020,000	4,442
4.625%, 3/15/29	1,357,000	1,520
Sumitomo Mitsui Financial Group, Inc. 1.402%, 9/17/26	4,264,000	4,162
1.902%, 9/17/28	6,641,000	6,510
Sun Communities Operating LP 2.300%, 11/1/28	1,063,000	1,062
The Toronto-Dominion Bank 1.250%, 9/10/26	2,672,000	2,625
Trust Fibra Uno 5.250%, 1/30/26 144A	1,646,000	1,802
6.390%, 1/15/50 144A	1,319,000	1,540
Westpac Banking Corp. 1.953%, 11/20/28	4,276,000	4,259
3.020%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 year plus 1.530%), 11/18/36	532,000	526
3.133%, 11/18/41	532,000	527

Total		433,978

Industrial (1.5%)
The Boeing Co. 2.196%, 2/4/26	4,031,000	4,030
3.250%, 2/1/28	2,282,000	2,378
3.250%, 2/1/35	1,304,000	1,314
3.625%, 2/1/31	2,293,000	2,445
3.750%, 2/1/50	2,331,000	2,423
5.150%, 5/1/30	1,063,000	1,238
5.705%, 5/1/40	646,000	830
5.805%, 5/1/50	717,000	971
Canadian Pacific Railway Co. 1.350%, 12/2/24	7,908,000	7,917
1.750%, 12/2/26	2,634,000	2,643
2.450%, 12/2/31	2,107,000	2,148
3.000%, 12/2/41	844,000	863
3.100%, 12/2/51	1,369,000	1,408
Crowley Conro LLC 4.181%, 8/15/43	1,342,581	1,558
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/35	2,475,000	2,954
Howmet Aerospace, Inc. 3.000%, 1/15/29	3,146,000	3,150
John Deere Capital Corp. 0.550%, 7/5/22	3,259,000	3,261
1.200%, 4/6/23	2,509,000	2,528
Northrop Grumman Corp. 3.250%, 8/1/23	3,108,000	3,215
3.250%, 1/15/28	1,918,000	2,053
Union Pacific Corp. 2.150%, 2/5/27	1,684,000	1,727
2.400%, 2/5/30	2,086,000	2,126

Total		53,180

Corporate Bonds (31.0%)	Shares/ Par +	Value $ (000’s)

Technology (2.6%)
Analog Devices, Inc. 1.700%, 10/1/28	1,597,000	1,592
2.100%, 10/1/31	2,124,000	2,128
Apple, Inc. 1.400%, 8/5/28	4,254,000	4,166
1.700%, 8/5/31	3,189,000	3,112
2.375%, 2/8/41	866,000	840
2.550%, 8/20/60	2,494,000	2,342
2.650%, 5/11/50	2,624,000	2,580
2.650%, 2/8/51	2,662,000	2,617
2.850%, 8/5/61	2,124,000	2,128
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 1/15/27	803,000	871
Broadcom, Inc. 2.450%, 2/15/31 144A	1,858,000	1,822
3.150%, 11/15/25	1,391,000	1,456
3.419%, 4/15/33 144A	4,449,000	4,664
3.469%, 4/15/34 144A	2,744,000	2,872
4.150%, 11/15/30	1,891,000	2,097
Dell International LLC / EMC Corp. 3.375%, 12/15/41 144A	2,640,000	2,610
3.450%, 12/15/51 144A	3,168,000	3,042
4.900%, 10/1/26	543,000	612
6.100%, 7/15/27	1,080,000	1,288
8.350%, 7/15/46	282,000	469
HP, Inc. 2.200%, 6/17/25	3,423,000	3,494
Intel Corp. 1.600%, 8/12/28	2,678,000	2,646
2.000%, 8/12/31	3,133,000	3,112
2.800%, 8/12/41	1,710,000	1,706
3.200%, 8/12/61	863,000	884
KLA-Tencor Corp. 3.300%, 3/1/50	1,240,000	1,325
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.150%, 5/1/27 144A	1,058,000	1,113
3.250%, 5/11/41 144A	1,163,000	1,202
3.875%, 6/18/26 144A	4,547,000	4,907
Oracle Corp. 2.800%, 4/1/27	1,846,000	1,903
3.650%, 3/25/41	1,103,000	1,115
3.950%, 3/25/51	2,337,000	2,426
Texas Instruments, Inc. 1.125%, 9/15/26	1,063,000	1,053
VMware, Inc. 0.600%, 8/15/23	5,275,000	5,238
1.000%, 8/15/24	3,694,000	3,658
1.400%, 8/15/26	4,221,000	4,148
1.800%, 8/15/28	2,320,000	2,258
3.900%, 8/21/27	423,000	460
4.700%, 5/15/30	2,135,000	2,485

Total		88,441

Utilities (2.3%)
AES Corp. 1.375%, 1/15/26	2,293,000	2,225
American Transmission Systems, Inc. 2.650%, 1/15/32 144A	738,000	745
Baltimore Gas & Electric Co. 2.250%, 6/15/31	1,586,000	1,587

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Corporate Bonds (31.0%)	Shares/ Par +	Value $ (000’s)

Utilities continued
Black Hills Corp. 3.875%, 10/15/49	955,000	1,045
Comision Federal de Electricidad 3.875%, 7/26/33 144A	1,196,000	1,173
Consumers Energy Co. 2.500%, 5/1/60	901,000	794
2.650%, 8/15/52	1,167,000	1,135
Dominion Energy, Inc. 1.450%, 4/15/26	1,347,000	1,331
DTE Electric Co. 2.950%, 3/1/50	1,853,000	1,867
DTE Energy Co. 1.050%, 6/1/25	1,112,000	1,090
2.950%, 3/1/30	1,422,000	1,458
Duke Energy Carolinas LLC 2.550%, 4/15/31	1,076,000	1,105
Duke Energy Corp. 2.550%, 6/15/31	4,232,000	4,237
3.500%, 6/15/51	635,000	656
Duke Energy Florida LLC 2.400%, 12/15/31	1,582,000	1,601
Duke Energy Progress LLC 2.500%, 8/15/50	1,597,000	1,475
Entergy Arkansas LLC 2.650%, 6/15/51	1,423,000	1,322
Eversource Energy 1.400%, 8/15/26	1,607,000	1,575
Florida Power & Light Co. 2.875%, 12/4/51	527,000	534
Interstate Power & Light Co. 3.100%, 11/30/51	132,000	131
3.500%, 9/30/49	654,000	701
ITC Holdings Corp. 2.700%, 11/15/22	2,151,000	2,184
Jersey Central Power & Light Co. 2.750%, 3/1/32 144A	1,739,000	1,762
Metropolitan Edison Co. 4.300%, 1/15/29 144A	2,380,000	2,647
MidAmerican Energy Co. 2.700%, 8/1/52	1,375,000	1,335
Mississippi Power Co. 3.100%, 7/30/51	1,902,000	1,876
3.950%, 3/30/28	2,624,000	2,874
4.250%, 3/15/42	727,000	833
Northern States Power Co. 3.200%, 4/1/52	1,069,000	1,133
NSTAR Electric Co. 3.100%, 6/1/51	977,000	1,024
Oncor Electric Delivery Co. LLC 2.700%, 11/15/51 144A	1,019,000	980
Pacific Gas & Electric Co. 2.100%, 8/1/27	2,054,000	1,983
3.950%, 12/1/47	2,386,000	2,298
4.200%, 6/1/41	917,000	923
4.500%, 7/1/40	543,000	565
4.750%, 2/15/44	532,000	552
4.950%, 7/1/50	2,140,000	2,331
PacifiCorp 2.900%, 6/15/52	1,369,000	1,343

Corporate Bonds (31.0%)	Shares/ Par +	Value $ (000’s)

Utilities continued
PECO Energy Co. 2.850%, 9/15/51	1,912,000	1,893
Pennsylvania Electric Co. 3.250%, 3/15/28 144A	1,542,000	1,613
Piedmont Natural Gas Company, Inc. 2.500%, 3/15/31	1,597,000	1,596
Public Service Company of Colorado 1.875%, 6/15/31	2,439,000	2,371
Public Service Company of Oklahoma 2.200%, 8/15/31	1,607,000	1,578
3.150%, 8/15/51	1,070,000	1,078
Public Service Electric & Gas Co. 1.900%, 8/15/31	2,124,000	2,067
2.050%, 8/1/50	441,000	373
2.700%, 5/1/50	1,065,000	1,028
Public Service Enterprise Group, Inc. 1.600%, 8/15/30	1,220,000	1,131
2.450%, 11/15/31	2,471,000	2,442
Southern California Edison Co. 4.125%, 3/1/48	1,189,000	1,334
Southern Co. Gas Capital Corp. 1.750%, 1/15/31	1,673,000	1,567
Southwestern Electric Power Co. 3.250%, 11/1/51	830,000	823
Trans-Allegheny Interstate Line Co. 3.850%, 6/1/25 144A	750,000	794
Virginia Electric & Power Co. 2.450%, 12/15/50	615,000	567
WEC Energy Group, Inc. 0.800%, 3/15/24	2,689,000	2,661
1.375%, 10/15/27	1,543,000	1,488

Total		80,834

Total Corporate Bonds
(Cost: $1,062,393)		1,062,836

Governments (37.6%)

Governments (37.6%)
Abu Dhabi Government International Bond 3.000%, 9/15/51 144A	717,000	717
Colombia Government International Bond 5.200%, 5/15/49	3,090,000	2,835
Federal Home Loan Mortgage Corp. 0.000%, 9/15/29 PO	6,393,000	5,659
0.000%, 12/14/29 PO	4,007,000	3,512
Federal National Mortgage Association 0.000%, 11/15/30 PO	11,778,000	10,088
Japan Bank for International Cooperation 1.750%, 10/17/24	2,974,000	3,028
Republic of Italy Government International Bond 3.875%, 5/6/51	3,369,000	3,598
Republic of Paraguay 4.950%, 4/28/31 144A	612,000	687
5.400%, 3/30/50 144A	1,824,000	2,082
Republic of Peru 2.392%, 1/23/26	2,221,000	2,254
2.783%, 1/23/31	4,204,000	4,183
3.000%, 1/15/34	3,737,000	3,722
3.600%, 1/15/72	2,352,000	2,293
United Mexican States 3.750%, 4/19/71	2,962,000	2,663

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Governments (37.6%)	Shares/ Par +	Value $ (000’s)

Governments continued
4.280%, 8/14/41	4,847,000	5,023
4.500%, 1/31/50	379,000	402
4.500%, 4/22/29	3,887,000	4,325
4.750%, 3/8/44	1,304,000	1,420
US Treasury 0.125%, 5/31/22	10,084,000	10,082
0.125%, 9/30/22	16,289,000	16,267
0.125%, 12/31/22	42,449,000	42,318
0.125%, 3/31/23	47,589,000	47,370
0.125%, 8/31/23	1,128,000	1,118
0.125%, 1/15/24	20,483,000	20,225
0.250%, 5/15/24	31,874,000	31,439
0.250%, 6/15/24	28,465,000	28,046
0.250%, 8/31/25	18,823,000	18,234
0.250%, 10/31/25	34,529,000	33,373
0.375%, 10/31/23	6,685,000	6,646
0.375%, 4/15/24	23,567,000	23,330
0.375%, 11/30/25	41,731,000	40,471
0.375%, 12/31/25	52,938,000	51,313
0.375%, 1/31/26	28,542,000	27,612
0.500%, 2/28/26	44,380,000	43,120
0.500%, 8/31/27	25,638,000	24,463
0.625%, 12/31/23 b	57,614,000	57,625
0.750%, 11/15/24	8,845,000	8,795
0.750%, 5/31/26	50,687,000	49,645
0.875%, 12/15/24 b	65,991,000	66,063
0.875%, 6/30/26	40,028,000	39,393
0.875%, 9/30/26	34,235,000	33,624
1.125%, 5/15/40	54,471,000	47,743
1.125%, 8/15/40	36,259,000	31,659
1.125%, 12/31/26	44,648,000	44,599
1.375%, 11/15/31	52,951,000	52,281
1.375%, 11/15/40	59,347,000	54,085
1.375%, 8/15/50	16,828,000	14,741
1.375%, 10/31/28	13,622,000	13,567
1.375%, 12/31/28	33,522,000	33,370
1.500%, 9/30/24	1,248,000	1,268
1.500%, 11/30/28	4,083,000	4,099
1.625%, 11/15/50	15,650,000	14,581
1.750%, 8/15/41 b	56,979,000	55,243
1.875%, 2/15/41	12,392,000	12,266
1.875%, 11/15/51	14,269,000	14,155
2.000%, 11/15/41	36,366,000	36,781
2.000%, 8/15/51	27,122,000	27,647
2.125%, 5/15/25	25,935,000	26,846
2.250%, 5/15/41	17,861,000	18,760
2.500%, 2/15/45	7,522,000	8,272

Total		1,291,026

Total Governments
(Cost: $1,306,508)		1,291,026

Municipal Bonds (0.4%)

Municipal Bonds (0.4%)
County of Clark Department of Aviation 6.820%, 7/1/45 RB	1,780,000	2,794
North Texas Tollway Authority, Series 2009-B 6.718%, 1/1/49 RB	1,950,000	3,295
The Ohio State University 4.800%, 6/1/11 RB	1,070,000	1,618
Port Authority of New York & New Jersey 4.458%, 10/1/62 RB	3,110,000	4,122

Municipal Bonds (0.4%)	Shares/ Par +	Value $ (000’s)

Municipal Bonds continued
The University of Texas System 2.439%, 8/15/49 RB	925,000	915

Total Municipal Bonds
(Cost: $10,521)		12,744

Structured Products (35.7%)

Asset Backed Securities (7.7%)
American Express Credit Account Master Trust, Series 2021-1, Class A 0.900%, 11/16/26	10,902,000	10,813
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A2A 0.600%, 12/18/23	547,840	548
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A 2.360%, 3/20/26 144A	2,229,000	2,278
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class A 2.330%, 8/20/26 144A	2,436,000	2,494
Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class A 1.660%, 2/20/28 144A	4,820,000	4,776
Capital One Multi-Asset Execution Trust, Series 2021-A2, Class A2 1.390%, 7/15/30	3,405,000	3,348
College Avenue Student Loans LLC, Series 2017-A, Class A1 1.753%, (ICE LIBOR USD 1 Month plus 1.650%), 11/26/46 144A	1,025,577	1,037
College Avenue Student Loans LLC, Series 2018-A, Class A2 4.130%, 12/26/47 144A	871,811	904
College Avenue Student Loans LLC, Series 2019-A, Class A2 3.280%, 12/28/48 144A	1,639,054	1,686
College Avenue Student Loans LLC, Series 2021-A, Class A2 1.600%, 7/25/51 144A	2,203,737	2,160
Ford Credit Auto Owner Trust, Series 2018-1, Class A 3.190%, 7/15/31 144A	1,949,000	2,053
Hertz Vehicle Financing II LP, Series 2021-2A, Class A 1.680%, 12/27/27 144A	4,174,000	4,111
Hyundai Auto Receivables Trust, Series 2021- C, Class A4 1.030%, 12/15/27	1,869,000	1,853
Mercedes-Benz Auto Receivables Trust, Series 2021-1, Class A3 0.460%, 6/15/26	2,839,000	2,806
Navient Private Education Loan Trust, Series 2014-AA, Class A3 1.710%, (ICE LIBOR USD 1 Month plus 1.600%), 10/15/31 144A	1,539,000	1,564
Navient Private Education Refi Loan Trust, Series 2018-C, Class A2 3.520%, 6/16/42 144A	273,188	277
Navient Private Education Refi Loan Trust, Series 2018-DA, Class A2A 4.000%, 12/15/59 144A	2,660,530	2,760

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (35.7%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Navient Private Education Refi Loan Trust, Series 2019-A, Class A2A 3.420%, 1/15/43 144A	2,953,548	3,015
Navient Private Education Refi Loan Trust, Series 2019-C, Class A2 3.130%, 2/15/68 144A	2,213,558	2,256
Navient Private Education Refi Loan Trust, Series 2019-D, Class A2A 3.010%, 12/15/59 144A	4,554,528	4,686
Navient Private Education Refi Loan Trust, Series 2020-BA, Class A2 2.120%, 1/15/69 144A	1,776,708	1,796
Navient Private Education Refi Loan Trust, Series 2020-DA, Class A 1.690%, 5/15/69 144A	1,211,082	1,212
Navient Private Education Refi Loan Trust, Series 2020-GA, Class A 1.170%, 9/16/69 144A	3,930,318	3,912
Navient Private Education Refi Loan Trust, Series 2021-A, Class A 0.840%, 5/15/69 144A	859,467	849
Navient Private Education Refi Loan Trust, Series 2021-FA, Class A 1.110%, 2/18/70 144A	8,510,301	8,366
Navient Student Loan Trust, Series 2016-AA, Class A2B 2.260%, (ICE LIBOR USD 1 Month plus 2.150%), 12/15/45 144A	811,055	832
Navient Student Loan Trust, Series 2019-BA, Class A2A 3.390%, 12/15/59 144A	3,526,242	3,632
Navient Student Loan Trust, Series 2019-FA, Class A2 2.600%, 8/15/68 144A	3,007,312	3,046
Navient Student Loan Trust, Series 2019-GA, Class A 2.400%, 10/15/68 144A	1,479,752	1,501
Navient Student Loan Trust, Series 2020-EA, Class A 1.690%, 5/15/69 144A	356,228	356
Navient Student Loan Trust, Series 2020-HA, Class A 1.310%, 1/15/69 144A	1,848,814	1,841
Navient Student Loan Trust, Series 2020-IA, Class A1A 1.330%, 4/15/69 144A	6,790,406	6,689
Navient Student Loan Trust, Series 2021-3A, Class A1A 1.770%, 8/25/70 144A	4,185,880	4,140
Navient Student Loan Trust, Series 2021-BA, Class A 0.940%, 7/15/69 144A	1,121,709	1,110
Navient Student Loan Trust, Series 2021-CA, Class A 1.060%, 10/15/69 144A	4,647,289	4,579
Navient Student Loan Trust, Series 2021-EA, Class A 0.970%, 12/16/69 144A	7,445,197	7,318
Navient Student Loan Trust, Series 2021-GA, Class A 1.580%, 4/15/70 144A	3,776,000	3,762

Structured Products (35.7%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Nelnet Student Loan Trust, Series 2004-3, Class A5 0.304%, (ICE LIBOR USD 3 Month plus 0.180%), 10/27/36	556,859	549
Nelnet Student Loan Trust, Series 2004-4, Class A5 0.284%, (ICE LIBOR USD 3 Month plus 0.160%), 1/25/37	2,811,847	2,780
Nelnet Student Loan Trust, Series 2005-1, Class A5 0.234%, (ICE LIBOR USD 3 Month plus 0.110%), 10/25/33	8,307,242	8,206
Nelnet Student Loan Trust, Series 2005-2, Class A5 0.314%, (ICE LIBOR USD 3 Month plus 0.100%), 3/23/37	7,951,822	7,825
Nelnet Student Loan Trust, Series 2005-3, Class A5 0.334%, (ICE LIBOR USD 3 Month plus 0.120%), 12/24/35	6,148,616	6,084
Nelnet Student Loan Trust, Series 2005-4, Class A4 0.394%, (ICE LIBOR USD 3 Month plus 0.180%), 3/22/32	1,051,552	1,022
Santander Drive Auto Receivables Trust, Series 2020-3, Class A3 0.520%, 7/15/24	649,014	649
Santander Drive Auto Receivables Trust, Series 2020-4, Class A3 0.480%, 7/15/24	1,324,566	1,325
Santander Retail Auto Lease Trust, Series 2020-1, Class A3 2.030%, 2/15/24	25,827	26
SLM Student Loan Trust, Series 2003-1, Class A5C 0.953%, (ICE LIBOR USD 3 Month plus 0.750%), 12/15/32 144A	1,228,053	1,215
SLM Student Loan Trust, Series 2003-10A, Class A4 0.873%, (ICE LIBOR USD 3 Month plus 0.670%), 12/17/68 144A	5,473,000	5,470
SLM Student Loan Trust, Series 2007-2, Class A4 0.184%, (ICE LIBOR USD 3 Month plus 0.060%), 7/25/22	8,165,370	7,938
SLM Student Loan Trust, Series 2012-1, Class A3 1.042%, (ICE LIBOR USD 1 Month plus 0.950%), 9/25/28	5,315,311	5,267
SLM Student Loan Trust, Series 2012-2, Class A 0.792%, (ICE LIBOR USD 1 Month plus 0.700%), 1/25/29	4,587,079	4,478
SLM Student Loan Trust, Series 2012-6, Class A3 0.842%, (ICE LIBOR USD 1 Month plus 0.750%), 5/26/26	1,997,764	1,962
SMB Private Education Loan Trust, Series 2016-A, Class A2A 2.700%, 5/15/31 144A	2,228,118	2,257

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (35.7%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
SMB Private Education Loan Trust, Series 2016-B, Class A2A 2.430%, 2/17/32 144A	1,140,029	1,155
SMB Private Education Loan Trust, Series 2016-B, Class A2B 1.560%, (ICE LIBOR USD 1 Month plus 1.450%), 2/17/32 144A	1,070,327	1,083
SMB Private Education Loan Trust, Series 2016-C, Class A2B 1.210%, (ICE LIBOR USD 1 Month plus 1.100%), 9/15/34 144A	1,169,942	1,179
SMB Private Education Loan Trust, Series 2018-C, Class A2A 3.630%, 11/15/35 144A	1,435,360	1,489
SMB Private Education Loan Trust, Series 2019-A, Class A2A 3.440%, 7/15/36 144A	5,974,113	6,168
SMB Private Education Loan Trust, Series 2020-BA, Class A1A 1.290%, 7/15/53 144A	3,966,358	3,921
SMB Private Education Loan Trust, Series 2020-PTA, Class A2A 1.600%, 9/15/54 144A	3,980,295	3,948
SMB Private Education Loan Trust, Series 2021-A, Class APT1 1.070%, 1/15/53 144A	9,119,408	8,876
SMB Private Education Loan Trust, Series 2021-BA, Class 144A 1.310%, 7/17/51 144A	4,862,332	4,823
SMB Private Education Loan Trust, Series 2021-C, Class A2 0.890%, (ICE LIBOR USD 1 Month plus 0.800%), 1/15/53 144A	4,242,000	4,236
SMB Private Education Loan Trust, Series 2021-D, Class A1A 1.340%, 3/17/53 144A	7,517,719	7,399
SMB Private Education Loan Trust, Series 2021-E, Class A1A 1.680%, 2/15/51 144A	5,371,000	5,325
SMB Private Education Loan Trust, Series 2020-PTB, Class A2A 1.600%, 9/15/54 144A	11,509,084	11,344
SoFi Professional Loan Program LLC, Series 2016-A, Class A2 2.760%, 12/26/36 144A	431,521	433
SoFi Professional Loan Program LLC, Series 2016-D, Class A1 1.053%, (ICE LIBOR USD 1 Month plus 0.950%), 1/25/39 144A	81,441	82
SoFi Professional Loan Program LLC, Series 2016-E, Class A1 0.953%, (ICE LIBOR USD 1 Month plus 0.850%), 7/25/39 144A	84,310	84
SoFi Professional Loan Program LLC, Series 2017-A, Class A1 0.803%, (ICE LIBOR USD 1 Month plus 0.700%), 3/26/40 144A	130,449	131
SoFi Professional Loan Program LLC, Series 2017-D, Class A2FX 2.650%, 9/25/40 144A	104,263	105

Structured Products (35.7%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
SoFi Professional Loan Program LLC, Series 2017-E, Class A1 0.603%, (ICE LIBOR USD 1 Month plus 0.500%), 11/26/40 144A	33,216	33
SoFi Professional Loan Program LLC, Series 2017-E, Class A2B 2.720%, 11/26/40 144A	1,505,933	1,522
SoFi Professional Loan Program LLC, Series 2018-A, Class A2B 2.950%, 2/25/42 144A	712,045	722
SoFi Professional Loan Program LLC, Series 2018-B, Class A2FX 3.340%, 8/26/47 144A	2,109,647	2,146
SoFi Professional Loan Program LLC, Series 2020-C, Class AFX 1.950%, 2/15/46 144A	2,599,390	2,617
SoFi Professional Loan Program LLC, Series 2021-A, Class AFX 1.030%, 8/17/43 144A	1,416,716	1,397
SoFi Professional Loan Program LLC, Series 2021-B, Class AFX 1.140%, 2/15/47 144A	3,094,708	3,040
Toyota Auto Loan Extended Note Trust, Series 2021-1A, Class A 1.070%, 2/27/34 144A	4,921,000	4,827
Toyota Auto Receivables Owner Trust, Series 2021-D, Class A4 1.020%, 3/15/27	2,005,000	1,985
Triton Container Finance VIII LLC, Series 2020-1A, Class A 2.110%, 9/20/45 144A	1,249,463	1,239
Verizon Owner Trust, Series 2021-1, Class A 0.500%, 5/20/27	5,328,000	5,259
Verizon Owner Trust, Series 2021-2, Class A 0.990%, 4/20/28	8,588,000	8,545

Total		262,532

Mortgage Securities (28.0%)
3650R Commercial Mortgage Trust, Series 2021-PF1, Class A5 2.522%, 11/15/54	1,584,000	1,608
Angel Oak Mortgage Trust LLC, Series 2019- 2, Class A1 3.628%, (AFC), 3/25/49 144A	253,971	255
Angel Oak Mortgage Trust LLC, Series 2020- 2, Class A1A 2.531%, (AFC), 1/26/65 144A	1,514,369	1,519
Angel Oak Mortgage Trust LLC, Series 2020- 5, Class A1 1.373%, (AFC), 5/25/65 144A	561,987	561
Angel Oak Mortgage Trust LLC, Series 2021-6 Class A1 1.458%, (AFC), 9/25/66 144A	2,149,137	2,129
Barclays Commercial Mortgage Trust, Series 2018-C2, Class ASB 4.236%, 12/15/51	729,000	801
Barclays Commercial Mortgage Trust, Series 2019-C3, Class A3 3.319%, 5/15/52	363,000	388

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (35.7%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
BBCMS Mortgage Trust, Series 2021-C12, Class A5 2.689%, 11/15/54	2,122,000	2,200
Benchmark Mortgage Trust, Series 2021-B31, Class A5 2.669%, 12/15/54	1,065,000	1,104
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 2.879%, (AFC), 7/25/49 144A S	1,883,883	1,895
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A1 2.724%, (AFC), 11/25/59 144A S	1,254,723	1,264
BX Commercial Mortgage Trust, Series 2021- VOLT, Class A 0.810%, (ICE LIBOR USD 1 Month plus 0.700%), 9/15/36 144A	6,842,000	6,819
BX Commercial Mortgage Trust, Series 2021- XL2, Class A 0.799%, (ICE LIBOR USD 1 Month plus 0.689%), 10/15/38 144A	3,399,000	3,378
CD Mortgage Trust, Series 2019-CD8, Class A4 2.912%, 8/15/57	1,349,000	1,416
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB 3.367%, 6/15/50	1,013,000	1,061
Citigroup Mortgage Loan Trust, Series 2005-1, Class 3A1 6.500%, 4/25/35	88,503	94
COLT Funding LLC, Series 2021-2, Class A1 0.924%, (AFC), 8/25/66 144A	2,654,247	2,617
COLT Funding LLC, Series 2021-4, Class A1 1.397%, (AFC), 10/25/66 144A	2,837,020	2,810
Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class A3 2.822%, 10/15/45	1,547,006	1,555
Commercial Mortgage Pass Through Certificates, Series 2013-CR10, Class A4 4.210%, (AFC), 8/10/46	52,000	54
Commercial Mortgage Pass Through Certificates, Series 2013-CR11, Class A4 4.258%, 8/10/50	6,049,000	6,334
Commercial Mortgage Pass Through Certificates, Series 2013-CR6, Class A4 3.101%, 3/10/46	4,482,000	4,527
Commercial Mortgage Pass Through Certificates, Series 2014-UBS4, Class A4 3.420%, 8/10/47	2,348,000	2,419
Commercial Mortgage Trust, Series 2015- LC21, Class A4 3.708%, 7/10/48	980,000	1,042
Commercial Mortgage Trust, Series 2015- LC23, Class A3 3.521%, 10/10/48	1,230,000	1,291
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A4 3.504%, 6/15/57	1,424,000	1,501
CSAIL Commercial Mortgage Trust, Series 2021-C20, Class A3 2.805%, 3/17/54	793,000	824

Structured Products (35.7%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
EQUS Mortgage Trust, Series 2021-EQAZ, Class A 0.865%, (ICE LIBOR USD 1 Month plus 0.755%), 10/15/38 144A	2,684,000	2,671
Federal Home Loan Mortgage Corp. 2.000%, 12/1/50	3,273,444	3,277
2.500%, 1/1/36	8,697,537	9,087
2.817%, (ICE LIBOR USD 12 Month plus 1.640%), 5/1/49	1,441,497	1,491
3.000%, 12/1/31	5,171,462	5,430
3.000%, 1/1/32	799,663	844
4.000%, 1/1/35	64,207	70
4.000%, 1/1/36	121,554	132
4.000%, 10/1/36	608,136	659
4.000%, 3/1/37	317,617	346
4.000%, 8/1/38	2,789,168	2,997
4.000%, 11/1/48	3,786,936	4,131
4.000%, 7/1/49	5,200,777	5,729
4.500%, 6/1/39	98,219	108
4.500%, 7/1/39	127,037	142
5.000%, 5/1/48	2,678,706	3,018
5.000%, 3/1/49	5,105,108	5,690
Federal Home Loan Mortgage Corp. Multifamily Structured Pass through Certificates, Series K136, Class A2 2.127%, 11/25/31	2,681,000	2,755
Federal Home Loan Mortgage Corp., Series 2012-264, Class 30 3.000%, 7/15/42	3,607,716	3,725
Federal Home Loan Mortgage Corp., Series 2017-4742, Class PA 3.000%, 10/15/47	2,966,404	3,031
Federal Home Loan Mortgage Corp., Series 2018-4767, Class KA 3.000%, 3/15/48	1,294,044	1,355
Federal Home Loan Mortgage Corp., Series 2439, Class LH 6.000%, 4/15/32	215,923	243
Federal Home Loan Mortgage Corp., Series 4205, Class PA 1.750%, 5/15/43	1,138,114	1,152
Federal Home Loan Mortgage Corp., Series 4426, Class QC 1.750%, 7/15/37	1,959,722	1,981
Federal Home Loan Mortgage Corp., Series 4705, Class A 4.500%, 9/15/42	237,037	239
Federal Home Loan Mortgage Corp., Series 4763, Class CA 3.000%, 9/15/38	547,351	573
Federal Home Loan Mortgage Corp., Series 4880, Class DA 3.000%, 5/15/50	2,528,481	2,647
Federal Home Loan Mortgage Corp., Series 4897, Class F 0.460%, (ICE LIBOR USD 1 Month plus 0.350%), 12/15/48	323,529	322
Federal Home Loan Mortgage Corp., Series 5091, Class AB 1.500%, 3/25/51	4,850,595	4,770

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (35.7%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series 5119, Class AB 1.500%, 8/25/49	2,352,073	2,326
Federal National Mortgage Association 1.500%, 11/25/51	4,541,382	4,532
2.000%, 9/1/30	1,109,746	1,137
2.000%, 5/1/31	3,008,299	3,083
2.000%, 4/1/51	6,559,169	6,565
2.292%, (ICE LIBOR USD 12 Month plus 1.578%), 6/1/45	1,115,282	1,156
2.500%, 12/1/35	8,215,880	8,615
2.500%, 2/1/36	6,019,341	6,267
2.500%, 3/1/36	12,316,298	12,907
2.500%, 4/1/36	1,784,765	1,872
2.500%, 5/1/36	12,554,570	13,129
2.500%, 6/1/36	5,955,335	6,245
2.695%, (ICE LIBOR USD 12 Month plus 1.585%), 1/1/46	3,504,668	3,634
3.000%, 1/1/43	2,984,427	3,160
3.000%, 12/1/54	14,128,162	14,927
3.000%, 2/1/55	1,480,987	1,555
3.000%, 7/1/60	31,295,531	33,150
4.000%, 9/1/33	1,020,607	1,082
4.000%, 12/1/36	114,442	124
4.000%, 10/1/37	715,797	771
4.000%, 9/1/45	616,959	680
4.000%, 1/1/46	3,036,922	3,373
4.000%, 2/1/47	1,741,551	1,900
4.000%, 4/1/47	807,978	886
4.000%, 10/1/47	572,602	633
4.000%, 7/1/48	9,605,989	10,496
4.000%, 9/1/48	1,865,948	2,031
4.000%, 10/1/48	1,583,146	1,723
4.000%, 11/1/48	1,708,242	1,865
4.000%, 12/1/48	1,593,464	1,772
4.000%, 2/1/49	2,716,855	2,969
4.000%, 5/1/49	1,526,141	1,677
4.000%, 12/1/49	1,539,873	1,680
4.000%, 8/1/59	1,994,886	2,225
4.500%, 5/1/34	42,337	46
4.500%, 6/1/41	96,745	108
4.500%, 3/1/43	1,394,864	1,552
4.500%, 10/1/45	2,137,521	2,379
4.500%, 2/1/46	69,372	77
4.500%, 7/1/48	2,492,553	2,766
4.500%, 8/1/48	3,408,353	3,772
4.500%, 10/1/48	2,936,240	3,232
4.500%, 11/1/48	1,117,887	1,250
4.500%, 1/1/49	5,444,593	6,017
4.500%, 2/1/49	2,835,791	3,123
4.500%, 6/1/49	2,333,878	2,581
4.500%, 7/1/49	2,349,325	2,600
4.500%, 8/1/49	2,120,243	2,335
4.500%, 4/1/50	1,727,925	1,940
5.000%, 7/1/44	130,990	145
5.000%, 10/1/48	527,707	594
5.000%, 12/1/48	1,618,453	1,792
5.000%, 6/1/49	11,340,628	12,639
5.000%, 8/1/49	24,588,157	27,661
5.000%, 11/1/49	2,294,207	2,529

Structured Products (35.7%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
5.500%, 12/1/48	1,871,214	2,124
5.500%, 6/1/49	5,124,663	5,826
Federal National Mortgage Association Stripped, Series 414, Class A35 3.500%, 10/25/42 PO	3,141,296	3,363
Federal National Mortgage Association, Series 2012-151, Class NX 1.500%, 1/25/43	1,280,968	1,267
Federal National Mortgage Association, Series 2013-11, Class AP 1.500%, 1/25/43	4,499,043	4,481
Federal National Mortgage Association, Series 2013-43, Class BP 1.750%, 5/25/43	1,503,004	1,518
Federal National Mortgage Association, Series 2014-73, Class MA 2.500%, 11/25/44	920,354	938
Federal National Mortgage Association, Series 2015-84, Class PA 1.700%, 8/25/33	5,367,378	5,449
Federal National Mortgage Association, Series 2016-48, Class MA 2.000%, 6/25/38	5,300,047	5,417
Federal National Mortgage Association, Series 2016-57, Class PC 1.750%, 6/25/46	10,116,669	10,067
Federal National Mortgage Association, Series 2017-13, Class PA 3.000%, 8/25/46	1,623,293	1,677
Federal National Mortgage Association, Series 2017-M7, Class A2 2.961%, (AFC), 2/25/27	1,064,000	1,126
Federal National Mortgage Association, Series 2018-14, Class KC 3.000%, 3/25/48	3,137,195	3,284
Federal National Mortgage Association, Series 2018-15, Class AB 3.000%, 3/25/48	677,509	709
Federal National Mortgage Association, Series 2018-8, Class KL 2.500%, 3/25/47	1,613,450	1,651
Federal National Mortgage Association, Series 2019-15, Class AB 3.500%, 5/25/53	4,537,281	4,853
Federal National Mortgage Association, Series 2019-25, Class PA 3.000%, 5/25/48	3,530,905	3,689
Federal National Mortgage Association, Series 2019-35, Class A 3.000%, 7/25/49	1,274,052	1,309
Federal National Mortgage Association, Series 2020-48, Class AB 2.000%, 7/25/50	2,025,142	2,050
Federal National Mortgage Association, Series 2020-48, Class DA 2.000%, 7/25/50	6,227,492	6,224
Federal National Mortgage Association, Series 2021-27, Class EC 1.500%, 5/25/51	7,795,541	7,697
Government National Mortgage Association 3.000%, 10/20/51	22,970,220	23,831

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (35.7%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
3.500%, 1/20/48	1,643,172	1,743
4.000%, 6/20/47	12,140,426	12,921
4.000%, 3/20/48	416,264	445
4.000%, 4/20/48	1,536,132	1,650
4.000%, 5/20/49	738,277	785
4.000%, 6/20/49	1,653,504	1,753
4.000%, 7/20/49	1,642,025	1,765
4.500%, 8/15/47	262,462	295
4.500%, 6/20/48	2,199,914	2,340
4.500%, 2/20/49	2,172,905	2,395
4.500%, 3/20/49	195,284	210
4.500%, 4/20/49	254,340	270
4.500%, 5/20/49	826,865	880
5.000%, 12/20/39	73,156	81
5.000%, 3/20/48	3,664,385	3,987
5.000%, 5/20/48	1,734,522	1,860
5.000%, 6/20/48	5,297,011	5,665
5.000%, 7/20/48	1,140,080	1,221
5.000%, 8/20/48	1,785,512	1,915
5.000%, 12/20/48	1,198,190	1,278
5.000%, 1/20/49	2,188,806	2,363
5.000%, 2/20/49	197,543	216
5.000%, 3/20/49	516,231	564
Government National Mortgage Association TBA 2.500%, 1/21/52	22,200,000	22,734
Government National Mortgage Association, Series 2012-141, Class WA 4.534%, 11/16/41	512,486	562
Government National Mortgage Association, Series 2017-167, Class BQ 2.500%, 8/20/44	1,764,646	1,799
Government National Mortgage Association, Series 2018-11, Class PC 2.750%, 12/20/47	2,168,286	2,203
Government National Mortgage Association, Series 2019-31, Class JC 3.500%, 3/20/49	1,171,919	1,238
Government National Mortgage Association, Series 2019-32, Class NA 3.500%, 9/20/49	1,838,527	1,924
Government National Mortgage Association, Series 2021-23, Class MG 1.500%, 2/20/51	5,253,619	5,174
GS Mortgage Securities Trust, Series 2013- GC14, Class A5 4.243%, 8/10/46	1,372,000	1,429
GS Mortgage Securities Trust, Series 2014- GC18, Class A4 4.074%, 1/10/47	3,116,000	3,254
GS Mortgage Securities Trust, Series 2020- GC47, Class A5 2.377%, 5/12/53	2,393,000	2,424
GS Mortgage Securities Trust, Series 2020- GSA2, Class A4 1.721%, 12/12/53	2,669,000	2,572
GS Mortgage Securities Trust, Series 2021- GSA3, Class A5 2.618%, 12/15/54	2,663,000	2,720

Structured Products (35.7%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Series 2010-1, Class A1 5.314%, 1/25/51 144A	2,793,962	2,908
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-JP4, Class A3 3.392%, 12/15/49	674,000	707
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C12, Class A5 3.663%, 7/15/45	1,997,000	2,052
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4 4.166%, 12/15/46	2,999,000	3,134
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A4 3.669%, 9/15/47	907,854	945
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A3 2.912%, 10/15/48	5,537,242	5,618
MASTR Asset Securitization Trust, Series 2003-12, Class 1A1 5.250%, 12/25/24	41,835	43
MED Trust, Series 2021-MDLN, Class A 1.060%, (ICE LIBOR USD 1 Month plus 0.950%), 11/15/38 144A	4,333,000	4,328
Mello Warehouse Securitization Trust, Series 2020-2, Class A 0.892%, (ICE LIBOR USD 1 Month plus 0.800%), 11/25/53 144A	3,220,000	3,208
Mello Warehouse Securitization Trust, Series 2021-1, Class A 0.789%, (ICE LIBOR USD 1 Month plus 0.700%), 2/25/55 144A	941,000	935
Mello Warehouse Securitization Trust, Series 2021-2, Class A 0.842%, (ICE LIBOR USD 1 Month plus 0.750%), 4/25/55 144A	2,577,000	2,568
MFRA Trust, Series 2021-NQM2, Class A1 1.029%, (AFC), 11/25/64 144A	1,501,104	1,487
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4 3.176%, 8/15/45	646,076	648
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4 3.249%, 2/15/48	434,000	453
Morgan Stanley Capital I Trust, Series 2020- HR8, Class A3 1.790%, 7/15/53	1,911,000	1,849
Morgan Stanley Capital I Trust, Series 2021- L6, Class A4 2.444%, 6/15/54	675,000	682
Morgan Stanley Capital I Trust, Series 2021- L7, Class A5 2.574%, 10/15/54	2,608,000	2,664
MSG III Securitization Trust, Series 2021-1, Class A 0.842%, (ICE LIBOR USD 1 Month plus 0.750%), 6/25/54 144A	1,625,000	1,624
New Residential Mortgage Loan Trust, Series 2019-NQM4, Class A1 2.492%, (AFC), 9/25/59 144A	695,099	697

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Structured Products (35.7%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
NewRez Warehouse Securitization Trust, Series 2021-1, Class A 0.842%, (ICE LIBOR USD 1 Month plus 0.750%), 5/25/55 144A	6,429,000	6,414
Residential Funding Mortgage Securities I, Series 2003-S18, Class A1 4.500%, 10/25/25	2,120	1
Starvest Emerging Markets CBO I, Series 2020-INV1, Class A1 1.027%, (AFC), 11/25/55 144A	1,214,574	1,207
Starwood Mortgage Residential Trust, Series 2020-1, Class A1 2.275%, (AFC), 2/25/50 144A	1,267,651	1,272
Starwood Mortgage Residential Trust, Series 2020-3, Class A1 1.486%, (AFC), 4/25/65 144A	1,421,697	1,422
Starwood Mortgage Residential Trust, Series 2021-1, Class A1 1.219%, (AFC), 5/25/65 144A	1,422,807	1,417
Starwood Mortgage Residential Trust, Series 2021-4, Class A1 1.162%, (AFC), 8/25/56 144A	3,154,004	3,124
Uniform Mortgage Backed Security TBA 2.000%, 1/14/51	41,900,000	41,771
2.500%, 2/12/51	45,800,000	46,611
2.500%, 3/11/51 b	102,400,000	103,980
2.500%, 1/14/50 b	103,600,000	105,697
3.000%, 2/13/48	20,900,000	21,620
Verus Securitization Trust, Series 2019-3, Class A1 2.784%, (AFC), 7/25/59 144A S	1,072,447	1,076
Verus Securitization Trust, Series 2019-4, Class A1 2.642%, (AFC), 11/25/59 144A S	1,549,690	1,565
Verus Securitization Trust, Series 2019-INV2, Class A1 2.913%, (AFC), 7/25/59 144A	831,363	835
Verus Securitization Trust, Series 2019-INV3, Class A1 2.692%, (AFC), 11/25/59 144A	628,496	635
Verus Securitization Trust, Series 2020-1, Class A1 2.417%, (AFC), 1/25/60 144A	333,894	335
Verus Securitization Trust, Series 2020-2, Class A1 2.226%, (AFC), 5/25/60 144A	1,464,825	1,466
Verus Securitization Trust, Series 2020-5, Class A1 1.218%, (AFC), 5/25/65 144A S	518,580	516

Structured Products (35.7%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Verus Securitization Trust, Series 2021-1, Class A1 0.815%, (AFC), 1/25/66 144A	1,763,885	1,746
Verus Securitization Trust, Series 2021-2, Class A1 1.031%, (AFC), 2/25/66 144A	3,380,561	3,345
Verus Securitization Trust, Series 2021-3, Class A1 1.046%, (AFC), 6/25/66 144A	2,295,243	2,269
Verus Securitization Trust, Series 2021-4, Class A1 0.938%, (AFC), 7/25/66 144A	2,533,860	2,484
Verus Securitization Trust, Series 2021-5, Class A1 1.013%, (AFC), 9/25/66 144A	9,189,565	9,023
Verus Securitization Trust, Series 2021-7, Class A1 1.829%, (AFC), 10/25/66 144A	3,688,950	3,680
Verus Securitization Trust, Series 2021-8, Class A1 1.824%, (AFC), 11/25/66 144A	2,685,000	2,683
Verus Securitization Trust, Series 2021-R1, Class A1 0.820%, (AFC), 10/25/63 144A	1,859,978	1,851
Verus Securitization Trust, Series 2021-R3, Class A1 1.020%, (AFC), 5/25/64 144A	1,923,087	1,917
Visio Trust, Series 2020-1R, Class A1 1.312%, 11/25/55 144A	1,358,287	1,351

Total		960,414

Total Structured Products
(Cost: $1,222,463)		1,222,946

Short-Term Investments (6.1%)

Governments (1.9%)
US Treasury 1.750%, 2/28/22	1,821,000	1,826
1.875%, 2/28/22	35,716,000	35,817
2.000%, 2/15/22	27,034,000	27,095

Total		64,738

Money Market Funds (4.2%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	143,229,226	143,229

Total		143,229

Total Short-Term Investments
(Cost: $207,974)		207,967

Total Investments (110.8%)
(Cost: $3,809,859)@		3,797,519

Other Assets, Less Liabilities (-10.8%)		(369,103)

Net Assets (100.0%)		3,428,416

+	All par is stated in U.S. Dollar unless otherwise noted.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021 the value of these securities (in thousands) was $490,570 representing 14.3% of the net assets.

b

Cash or securities with an aggregate value of $388,608 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2021.

The Accompanying Notes are an Integral Part of the Financial Statements.

Select Bond Portfolio

Σ	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $3,820,837 and the net unrealized depreciation of investments based on that cost was $23,318 which is comprised of $18,843 aggregate gross unrealized appreciation and $42,161 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$12,744	$-
Corporate Bonds	-	1,062,836	-
Governments	-	1,291,026	-
Structured Products	-	1,222,946	-
Short-Term Investments
Money Market Funds	143,229	-	-
All Others	-	64,738	-
Total Assets:	$143,229	$3,654,290	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with preservation of capital and prudent investment management.	Invest in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises, and in derivatives designed to replicate such securities.	$139 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Long-Term U.S. Government Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. The Portfolio primarily invests in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or interest rate swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of investment grade fixed income instruments, such as corporate debt securities of U.S. issuers and mortgage- and asset-backed securities, or in preferred stocks. The Portfolio will normally have minimum average portfolio duration (a measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of eight years and, for point of reference, the dollar-weighted average maturity of the Portfolio, under normal circumstances, is expected to be more than ten years. The Portfolio’s investments in fixed income securities are limited to investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least A by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by the Portfolio to be of comparable quality.

MARKET OVERVIEW

As markets adjusted to longer-than-expected pandemic-related restrictions and higher-than-expected inflation in 2021, asset class returns diverged. In the first half of 2021, global economic data continued to improve in most regions. The U.S. was a notable standout as consumer sentiment rose, the labor market improved and manufacturing rebounded strongly amid an increase in hiring and demand for goods. Inflation increased globally, while U.S. inflation in particular experienced a faster-than-expected acceleration, driven mainly by higher prices of used cars and pandemic-sensitive services. COVID-19 vaccinations continued to advance globally, although the spread of new COVID-19 variants underscored a key risk for the economic recovery, particularly in countries where vaccination rates remained low. In the second half of 2021, the global economic recovery continued at a slower pace but remained uneven across sectors. A rise in COVID-19 Delta and Omicron variant cases slowed U.S. services activity and weighed on job growth in the leisure and hospitality industries. Meanwhile, similar COVID-19 outbreaks in emerging market countries prolonged supply chain bottlenecks, particularly in the automobile industry. Equities broadly gained despite volatility related to elevated inflation risks, rising COVID-19 variant cases and expectations of multiple rate hikes in 2022. The latter contributed to rising front-end interest rates, which in turn spurred yield curve flattening. Within economies, growth remained varied across sectors given differing impacts of rising COVID-19 cases, supply chain disruptions and higher energy prices. In response to rising inflation, the central bank committed to tapering its asset purchases and signaled rate hikes in 2022.

PORTFOLIO RESULTS

The Portfolio returned (5.37%) for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Bloomberg® Long-Term U.S. Treasury Index (the “Index”), returned (4.65%). (This Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Morningstar® Inc., an independent mutual fund ranking agency, the average return in 2021 of the Long Government peer group was (5.84%).

Tactical U.S. interest rate positioning detracted from the Portfolio’s return. The Portfolio’s duration positioning was partially implemented through the use of futures, interest rate swaps and options.

On the upside, within spread sectors, exposure to agency mortgage-backed securities and commercial mortgage-backed securities (CMBS) contributed to the Portfolio’s performance. Exposure to U.S. breakeven inflation and the difference between nominal and real interest rates contributed as inflation expectations increased over the period.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

Long-Term U.S. Government Bond Portfolio (unaudited)

Much of the global economy has transitioned quickly from an early cycle recovery to a mid-cycle expansion. In our view this necessitates a faster policy shift from the extraordinarily easy conditions that prevailed in 2020 and 2021. We expect developed market (“DM”) GDP growth to decelerate from a 5.0% annual average pace in 2021 to 4.0% in 2022. Rolling global outbreaks of the Delta variant in the second half of 2021 constrained output across various economies and will likely weigh on the projected annual average growth rates for 2022. We expect DM inflation to eventually moderate back toward the respective central bank targets by the end of 2022, but only after peaking at 5.1% in the fourth quarter of 2021. Finally, as a result of the magnitude and the persistence of the recent inflation increases, we now expect an earlier start to DM central bank rate-increase cycles and have raised our expectations for the likely level of terminal rates in many emerging market economies.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Long-Term U.S. Government Bond Portfolio	-5.37%	5.92%	3.99%
Bloomberg Long-Term Treasury Index	-4.65%	6.55%	4.51%
Morningstar® US Insurance Fund Long Government Average	-5.84%	5.69%	3.70%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may invest in securities that are issued or guaranteed by the U.S. Government or its agencies, and in derivatives designed to replicate such securities. This guarantee provides for the timely repayment of the principal and interest as applicable under the terms of the instrument, if it is held to maturity, and does not apply to derivative securities held by the Portfolio. A guarantee by the U.S. Government or its agencies does not eliminate market risk.

The Portfolio may also use derivative instruments for hedging or other purposes as part of its investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Portfolio could not close out a position when it would be most advantageous to do so. The potential leverage created by use of derivatives may cause the Portfolio to be more sensitive to interest rate movements and thus more volatile than other long-term U.S. Government bond funds that do not use derivatives. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Long-Term U.S. Government Bond Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/21

Security Description	% of Net Assets
US Treasury, Various	99.3%
Resolution Funding Corp. Stripped, Various	3.3%
Federal Home Loan Mortgage Corp., Series 4387, Class AZ, 4%, 9/15/44	2.0%
Federal Home Loan Mortgage Corp., Series 4092, Class AY, 3%, 8/15/32	1.7%
Federal National Mortgage Association, Series 2016-61, Class ML, 3%, 9/25/46	0.7%
Federal Home Loan Mortgage Corp., Series 4398, Class ZX, 4%, 9/15/54	0.7%
Federal National Mortgage Association, Various	0.7%
DBWF Mortgage Trust, Series 2016-85T, Class A, 3.791%, 12/10/36	0.6%
VNDO Trust, Series 2016-350P, Class A, 3.805%, 1/10/35	0.6%
Federal Home Loan Mortgage Corp., Series 4830, Class ZG, 3%, 4/15/53	0.5%

Sector Allocation 12/31/21

Sector	% of Total Investments
Governments	88.6%
Structured Products	9.9%
Short-Term Investments	1.0%
Corporate Bonds	0.5%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 10% of the Portfolio is invested in securities rated A by Moody’s or S&P and no more than 25% of the Portfolio is invested in securities rated Aa by Moody’s or AA by S&P.

Long-Term U.S. Government Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Corporate Bonds (0.6%)	Shares/ Par +	Value $ (000’s)

Consumer, Cyclical (0.1%)
United Airlines Pass-Through Trust, Series 2016-2, Class AA 2.875%, 4/7/30	157,710	161

Total		161

Industrial (0.3%)
Vessel Management Services, Inc. 3.432%, 8/15/36	417,000	457

Total		457

Utilities (0.2%)
Duke Energy Florida LLC 2.500%, 12/1/29	200,000	205

Total		205

Total Corporate Bonds
(Cost: $775)		823

Governments (103.5%)

Governments (103.5%)
Federal National Mortgage Association 3.600%, 2/1/40	582,014	662
5.000%, 6/1/35	28,054	32
5.000%, 2/1/36	43,758	49
5.500%, 5/1/49	37,118	41
5.625%, 4/17/28	100,000	125
Resolution Funding Corp. Stripped 0.000%, 4/15/30 PO	4,800,000	4,149
0.000%, 4/15/28 IO	400,000	360
Tennessee Valley Authority Stripped 0.000%, 5/1/30 PO	500,000	431
US Treasury 1.125%, 5/15/40	6,790,000	5,951
1.125%, 8/15/40	65,580,000	57,260
1.375%, 11/15/40	11,700,000	10,663
1.375%, 8/15/50	3,300,000	2,891
1.625%, 11/15/50	400,000	373
1.750%, 8/15/41	2,000,000	1,939
1.875%, 2/15/41	1,900,000	1,881
2.000%, 11/15/41	2,400,000	2,417
2.000%, 2/15/50 b	38,480,000	39,086
2.000%, 8/15/51	4,300,000	4,383
2.375%, 5/15/51	2,300,000	2,540
2.500%, 2/15/46	940,000	1,038
2.875%, 5/15/49	1,350,000	1,626
3.000%, 11/15/45	370,000	444
3.000%, 2/15/48	330,000	403
3.000%, 8/15/48 b	700,000	857
3.125%, 5/15/48	2,430,000	3,037
US Treasury Stripped 0.000%, 8/15/34 IO	850,000	677
0.000%, 11/15/43 PO	700,000	454

Total		143,769

Total Governments
(Cost: $150,960)		143,769

Structured Products (11.6%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities (0.2%)
ECMC Group Student Loan Trust, Series 2018-1A, Class A 0.853%, (ICE LIBOR USD 1 Month plus 0.750%), 2/27/68 144A	60,247	60
Massachusetts Educational Financing Authority, Series 2008-1, Class A1 1.074%, (ICE LIBOR USD 3 Month plus 0.950%), 4/25/38	29,732	30
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A 3.430%, 12/16/24 144A	17,768	18
Towd Point Mortgage Trust, Series 2019-4, Class A1 2.900%, (AFC), 10/25/59 144A	116,426	119

Total		227

Mortgage Securities (11.4%)
BWAY Mortgage Trust, Series 2013-1515, Class A2 3.454%, 3/10/33 144A	300,000	314
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A 2.778%, (CSTR), 11/10/31 144A	600,000	610
COMM Mortgage Trust, Series 2018-HOME, Class A 3.815%, (AFC), 4/10/33 144A	200,000	217
Commercial Mortgage Pass-Through Certificates, Series 2016-667M, Class A 3.140%, 10/10/36 144A	700,000	725
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR18, Class 2A3 2.142%, (CSTR), 7/25/33	291	-	π
DBWF Mortgage Trust, Series 2016-85T, Class A 3.791%, 12/10/36 144A	800,000	863
Extended Stay America Trust, Series 2021- ESH, Class A 1.190%, (ICE LIBOR USD 1 Month plus 1.080%), 7/15/38 144A	397,930	399
Federal Home Loan Mortgage Corp., Series 2752, Class EZ 5.500%, 2/15/34	143,342	160
Federal Home Loan Mortgage Corp., Series 3759, Class FB 0.610%, (ICE LIBOR USD 1 Month plus 0.500%), 11/15/40	26,780	27
Federal Home Loan Mortgage Corp., Series 4092, Class AY 3.000%, 8/15/32	2,200,000	2,352
Federal Home Loan Mortgage Corp., Series 4387, Class AZ 4.000%, 9/15/44	2,565,268	2,734
Federal Home Loan Mortgage Corp., Series 4398, Class ZX 4.000%, 9/15/54	798,807	915

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

Structured Products (11.6%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Federal Home Loan Mortgage Corp., Series 4830, Class ZG 3.000%, 4/15/53	735,186	747
Federal Home Loan Mortgage Corp., Series T-61, Class 1A1 1.482%, (Federal Reserve US 12 Month Cumulative Avg 1 year Constant Maturity plus 1.400%), 7/25/44	5,602	6
Federal National Mortgage Association, Series 2007-39, Class NZ 4.250%, 5/25/37	100,764	107
Federal National Mortgage Association, Series 2012-101, Class FC 0.602%, (ICE LIBOR USD 1 Month plus 0.500%), 9/25/42	33,652	33
Federal National Mortgage Association, Series 2016-61, Class ML 3.000%, 9/25/46	900,000	951
Freddie Mac Military Housing Bonds Resecuritization Trust, Series 2015-R1, Class A2 4.321%, (CSTR), 10/25/52 144A	568,432	640
Government National Mortgage Association, Series 2010-26, Class OW 0.000%, 2/20/40 PO	367,172	344
Government National Mortgage Association, Series 2010-75, Class OA 0.000%, 9/20/35 PO	244,288	224
GS Mortgage Securities Trust, Series 2015- 590M, Class B 3.805%, (CSTR), 10/10/35 144A	300,000	314
Hilton USA Trust, Series 2016-HHV, Class A 3.719%, 11/5/38 144A	600,000	636
Hilton USA Trust, Series 2016-HHV, Class C 4.194%, (CSTR), 11/5/38 144A	400,000	420
Luxe Trust, Series 2021 - MLBH, Class A 1.090%, (ICE LIBOR USD 1 Month plus 0.980%), 11/15/26 144A	100,000	100

Structured Products (11.6%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Merrill Lynch Mortgage Investors Trust, Series 2003-A4, Class 3A 2.331%, (CSTR, AFC), 5/25/33	644	1
Morgan Stanley Capital I Trust, Series 2021- 230P, Class A 1.279%, (ICE LIBOR USD 1 Month plus 1.169%), 12/15/23 144A	200,000	200
MSSG Trust, Series 2017-237P, Class A 3.397%, 9/13/39 144A	700,000	738
New Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1 2.750%, (AFC), 11/25/59 144A	132,798	135
Structured Asset Mortgage Investments, Inc., Series 2004-AR5, Class 1A1 0.434%, (ICE LIBOR USD 1 Month plus 0.660%), (AFC), 10/19/34	2,270	2
VNDO Trust, Series 2016-350P, Class A 3.805%, 1/10/35 144A	800,000	860
Worldwide Plaza Trust, Series 2017-WWP, Class A 3.526%, 11/10/36 144A	100,000	106

Total		15,880

Total Structured Products
(Cost: $15,401)		16,107

Short-Term Investments (1.1%)

Money Market Funds (1.1%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	1,519,393	1,519

Total		1,519

Total Short-Term Investments
(Cost: $1,519)		1,519

Total Investments (116.8%)
(Cost: $168,655)@		162,218

Other Assets, Less Liabilities (-16.8%)		(23,349)

Net Assets (100.0%)		138,869

Securities Sold Short

Description	Coupon	Maturity Date	Principal Amount (000’s)	Proceeds (000’s)	Value (000’s)
Uniform Mortgage Backed Security TBA	2.000%	1/14/51	$(5,300)	$(5,277)	$(5,284)

			$(5,300)	$(5,277)	$(5,284)

Exchange Traded or Centrally Cleared Derivatives Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)		Variation Margin (000’s)
Five-Year US Treasury Note Future	Short	USD	1,300	13	3/22	$1,573	$-	π	$(1)
Ten-Year US Treasury Note Future	Long	USD	300	3	3/22	391	2		-	π
Two-Year US Treasury Note Future	Long	USD	6,200	31	3/22	6,763	(13)		2
Ultra Long Term US Treasury Bond Future	Long	USD	4,400	44	3/22	8,674	122		69
Ultra Ten-Year US Treasury Note Future	Short	USD	8,500	85	3/22	12,447	(179)		(23)
US Treasury Long Bond Future	Short	USD	8,900	89	3/22	14,279	(41)		(50)

							$ (109)		$ (3)

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

Centrally Cleared Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
1-Day USD-SOFR Compounded-OIS	1.750%	10/53	2,200	USD	$(37)	$(89)	$(126)	$(6)
3-Month USD-LIBOR	0.750%	3/31	1,000	USD	9	61	70	-	π
3-Month USD-LIBOR	1.250%	6/41	6,010	USD	132	375	507	(8)
3-Month USD-LIBOR	1.150%	3/51	680	USD	15	78	93	(2)

					$119	$425	$544	$(16)

Centrally Cleared Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
1-Day USD-SOFR Compounded-OIS	1.600%	10/28	10,700	USD	$23	$73	$95	$1
3-Month USD-LIBOR	1.000%	12/25	3,170	USD	60	(95)	(35)	-	π
3-Month USD-LIBOR	1.250%	12/50	2,100	USD	(180)	(63)	(243)	5

					$(97)	$(85)	$(183)	$6

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$6	$71	$77	$(16)	$(74)	$(90)	$-

+	All par is stated in U.S. Dollar unless otherwise noted.

b

Cash or securities with an aggregate value of $39,943 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2021.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021 the value of these securities (in thousands) was $7,474 representing 5.4% of the net assets.

π	Amount is less than one thousand.

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $176,862 and the net unrealized depreciation of investments based on that cost was $19,676 which is comprised of $4,603 aggregate gross unrealized appreciation and $24,279 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Long-Term U.S. Government Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Corporate Bonds	$-	$823	$-
Governments	-	143,769	-
Structured Products	-	16,107	-
Short-Term Investments	1,519	-	-
Other Financial Instruments^
Futures	124	-	-
Interest Rate Swaps	-	765	-
Total Assets:	$1,643	$161,464	$-
Liabilities:
Other Financial Instruments^
Futures	(233)	-	-
Interest Rate Swaps	-	(404)	-
Securities Sold Short	-	(5,284)	-
Total Liabilities:	$(233)	$(5,688)	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Total return using a strategy that seeks to protect against U.S. inflation.	Invest substantially all assets in investment grade debt securities, with a majority in inflation-indexed debt securities.	$514 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Inflation Protection Portfolio (the “Portfolio”), has engaged American Century Investment Management, Inc. (“American Century”) to act as sub-adviser for the Portfolio. The Portfolio invests substantially all of its assets in investment grade debt securities. To help protect against U.S. inflation, under normal conditions, the Portfolio will invest over 50% of its net assets in inflation-indexed debt securities. These securities include inflation-indexed U.S. Treasury Securities (“TIPS”), inflation-indexed securities issued by U.S. government agencies and instrumentalities other than the U.S. Treasury, and inflation-indexed securities issued by domestic and foreign corporations and governments, and may include those located in emerging markets. The Portfolio also may invest in fixed income securities that are not inflation-indexed. Such investments may include other investment grade debt securities, including collateralized mortgage obligations, mortgage-backed securities, and asset-backed securities, whether issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers, or foreign governments. Due to Internal Revenue Code provisions and regulations governing insurance product funds, no more than 55% of the Portfolio’s assets may be invested in securities issued by the same entity.

MARKET OVERVIEW

The events of early 2021 set the stage for improving economic growth and rising inflation as the year unfolded. In the beginning of the year, the federal government delivered another round of pandemic-related fiscal relief and indicated additional spending would be forthcoming. The combination of massive monetary support already in place, federal spending, expanding vaccine availability and improving economic data boosted growth outlooks and sparked risk-on investing.

Meanwhile, annual inflation rates began accelerating in March, largely due to base effects from 2020’s pandemic-related shutdowns. But other factors quickly conspired to push consumer prices to multiyear highs. Supply chain disruptions along with pent-up consumer demand and labor shortages sent prices soaring. Additionally, surging energy prices contributed to the rapidly rising inflation rate. The Federal Reserve (the “Fed”), which had initially labeled inflation’s rise as transitory, eventually admitted that inflation would be higher and more persistent than originally expected.

Overall, the rising yield/rising inflation environment pressured one-year total returns for Treasuries, which declined and underperformed the Bloomberg® U.S. Aggregate Bond Index, which also declined. Other U.S. bond market sectors, including investment-grade corporate bonds and securitized securities, also retreated in the rising-yield environment. However, TIPS advanced and significantly outperformed nominal Treasuries and the broad investment-grade bond market.

PORTFOLIO RESULTS

The Portfolio returned 6.61% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Bloomberg® U.S. TIPS Index (the “Index”), returned 5.96%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking company, the average return in 2021 of the Inflation Protected Bonds Funds peer group was 4.99%.

The Portfolio was nearly fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (53% versus the IRS maximum of 55%). The Portfolio’s TIPS exposure was the main driver of the Portfolio’s performance. The remainder of the Portfolio was primarily invested in securitized and investment grade corporate securities and non-U.S. dollar, inflation-linked securities (hedged against currency risk). The Portfolio’s non-dollar inflation-linked position, which consisted primarily of securities from France and Japan, contributed to the Portfolio’s return. On the downside, securitized and corporate allocations declined in the second half of 2021, detracting from the Portfolio’s performance.

To maximize inflation exposure while adhering to the IRS’s TIPS limit, the portfolio managers used inflation swaps to create an inflation overlay for the corporate and securitized securities. This strategy boosted the Portfolio’s exposure to inflation, which aided performance as breakeven rates increased.

Inflation Protection Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of American Century, the Portfolio’s sub-adviser.

We expect inflation to peak in the first half of 2022. However, we believe several factors will cause inflation to remain at notably higher levels than before the pandemic. These factors include record federal spending and deficits, rising housing costs, supply/demand imbalances and onshoring trends among U.S. businesses. Despite the Fed’s recent pivot to inflation-lowering policies, we remain optimistic toward inflation-linked securities. In our view, inflation breakeven rates don’t adequately reflect the persistent inflationary pressures prevalent in the economy, highlighting continued value in TIPS and other inflation-linked securities.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Inflation Protection Portfolio	6.61%	5.14%	2.93%
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index	5.96%	5.34%	3.09%
Lipper® Variable Insurance Products (VIP) Inflation Protected Bonds Funds Average	4.99%	4.88%	2.83%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

Inflation Protection Portfolio (unaudited)

Top 10 Fixed Income Holdings 12/31/21

Security Description	% of Net Assets
US Treasury Inflation Index Bond, Various	39.3%
US Treasury, Various	12.6%
Canadian Government Real Return Bond, 4.25%, 12/1/26	1.7%
Progress Residential Trust, Series 2021-SFR2, Class C, 1.997%, 4/19/38	1.0%
Federal Home Loan Mortgage Corp., Series K108, Class A2, 1.517%, 3/25/30	0.8%
Wendys Funding LLC, Series 2021-1A, Class A2II, 2.775%, 6/15/51	0.7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series 2019- K088, Class A2, 3.69%, 1/25/29	0.7%
Sequoia Mortgage Trust, Series 2019-4, Class A7, 3.5%, 11/25/49	0.6%
JPMorgan Chase & Co., Various	0.6%
Taco Bell Funding LLC, Series 2021-1A, Class A23, 2.542%, 8/25/51	0.5%

Sector Allocation 12/31/21

Sector	% of Net Assets
Governments	54.0%
Structured Products	20.3%
Corporate Bonds	11.7%
Short-Term Investments & Other Net Assets	10.4%
Investment Companies	3.4%
Municipal Bonds	0.2%

Sector Allocation and Top 10 Holdings are subject to change.

Consistent with the Portfolio’s stated parameters, no more than 20% of the Portfolio is invested in foreign securities.

Inflation Protection Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Corporate Bonds (11.7%)	Shares/ Par +	Value $ (000’s)

Communications (2.1%)
Amazon.com, Inc. 2.875%, 5/12/41	875,000	909
AT&T, Inc. 2.550%, 12/1/33	720,000	704
3.550%, 9/15/55	651,000	653
British Telecommunications PLC 3.250%, 11/8/29 144A	340,000	348
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.500%, 6/1/41	585,000	570
5.125%, 7/1/49	820,000	951
Comcast Corp. 3.750%, 4/1/40	500,000	560
Discovery Communications LLC 4.650%, 5/15/50	285,000	334
Rogers Communications, Inc. 3.000%, 3/15/23	1,605,000	1,635
Telefonica Emisiones SAU 4.895%, 3/6/48	825,000	992
Time Warner Cable LLC 4.500%, 9/15/42	745,000	812
T-Mobile USA, Inc. 3.400%, 10/15/52 144A	325,000	324
Verizon Communications, Inc. 1.750%, 1/20/31	10,000	10
2.650%, 11/20/40	427,000	406
2.987%, 10/30/56	315,000	298
4.329%, 9/21/28	621,000	705
ViacomCBS, Inc. 4.200%, 6/1/29	330,000	367
4.375%, 3/15/43	350,000	398

Total		10,976

Consumer, Cyclical (0.4%)
American Airlines Pass-Through Enhanced Equipment Trust Certificates, Series 2021- 1, Class A 2.875%, 1/11/36	206,000	204
AutoNation, Inc. 1.950%, 8/1/28	400,000	391
British Airways Pass-Through Trust, Series 2020-1, Class A 2.900%, 9/15/36 144A	404,961	403
Ford Motor Credit Co. LLC 4.389%, 1/8/26	300,000	323
General Motors Co. 5.150%, 4/1/38	650,000	784

Total		2,105

Consumer, Non-cyclical (0.4%)
Block Financial LLC 3.875%, 8/15/30	270,000	289
Cigna Corp. 4.900%, 12/15/48	200,000	258

Corporate Bonds (11.7%)	Shares/ Par +	Value $ (000’s)

Consumer, Non-cyclical continued
CVS Health Corp. 4.780%, 3/25/38	180,000	219
Duke University Health System, Inc. 3.920%, 6/1/47	268,000	318
Global Payments, Inc. 2.150%, 1/15/27	385,000	387
Mondelez International, Inc. 2.750%, 4/13/30	153,000	158
Moody’s Corp. 3.100%, 11/29/61	255,000	253
Viatris, Inc. 4.000%, 6/22/50	140,000	149

Total		2,031

Energy (0.3%)
Enterprise Products Operating LLC 4.850%, 3/15/44	100,000	120
Petroleos Mexicanos 3.500%, 1/30/23	130,000	131
6.700%, 2/16/32 144A	243,000	246
Sabine Pass Liquefaction LLC 5.625%, 3/1/25	500,000	555
Transcontinental Gas Pipe Line Co. LLC 3.250%, 5/15/30	260,000	274

Total		1,326

Financial (6.5%)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.000%, 10/29/28	497,000	504
3.400%, 10/29/33	204,000	208
3.850%, 10/29/41	153,000	159
Assured Guaranty US Holdings, Inc. 3.600%, 9/15/51	305,000	317
Athene Global Funding 1.985%, 8/19/28 144A	846,000	822
2.673%, 6/7/31 144A	162,000	161
Avolon Holdings Funding, Ltd. 2.750%, 2/21/28 144A	587,000	576
Banco Santander SA 5.179%, 11/19/25	800,000	891
Bank of America Corp. 2.482%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 year plus 1.200%), 9/21/36	325,000	315
2.572%, (US SOFR plus 1.210%), 10/20/32	466,000	468
2.676%, (US SOFR plus 1.930%), 6/19/41	654,000	630
3.419%, (ICE LIBOR USD 3 Month plus 1.040%), 12/20/28	939,000	1,003
Bank of Ireland Group PLC 2.029%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.100%), 9/30/27 144A	377,000	370

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Corporate Bonds (11.7%)	Shares/ Par +	Value $ (000’s)

Financial continued
Barclays PLC 2.279%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.050%), 11/24/27	510,000	511
Blackstone Private Credit Fund 2.625%, 12/15/26 144A	129,000	126
3.250%, 3/15/27 144A	526,000	531
Blue Owl Finance LLC 3.125%, 6/10/31 144A	151,000	148
4.125%, 10/7/51 144A	504,000	505
BNP Paribas SA 4.375%, (USD 5 Year Swap Rate plus 1.483%), 3/1/33 144A	460,000	499
Brighthouse Financial Global Funding 2.000%, 6/28/28 144A	322,000	317
Broadstone Net Lease LLC 2.600%, 9/15/31	247,000	240
Citigroup, Inc. 3.520%, (ICE LIBOR USD 3 Month plus 1.151%), 10/27/28	662,000	710
Commonwealth Bank of Australia 3.610%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 year plus 2.050%), 9/12/34 144A	505,000	528
Crown Castle International Corp. 3.300%, 7/1/30	395,000	417
CubeSmart LP 2.250%, 12/15/28	233,000	233
Deutsche Bank AG 2.311%, (US SOFR plus 1.219%), 11/16/27	714,000	714
3.961%, (US SOFR plus 2.581%), 11/26/25	1,175,000	1,241
FS KKR Capital Corp. 3.125%, 10/12/28	630,000	627
Global Atlantic Finance Co. 3.125%, 6/15/31 144A	265,000	262
The Goldman Sachs Group, Inc. 1.948%, (US SOFR plus 0.913%), 10/21/27	170,000	169
2.908%, (US SOFR plus 1.472%), 7/21/42	580,000	577
4.250%, 10/21/25	925,000	1,009
Golub Capital BDC, Inc. 2.500%, 8/24/26	181,000	178
Hercules Capital, Inc. 2.625%, 9/16/26	345,000	342
4.625%, 10/23/22	679,000	692
Hill City Funding Trust 4.046%, 8/15/41 144A	667,000	645
HSBC Holdings PLC 1.162%, (US SOFR plus 0.580%), 11/22/24	528,000	526
2.804%, (US SOFR plus 1.187%), 5/24/32	280,000	281
JPMorgan Chase & Co. 1.578%, (US SOFR plus 0.885%), 4/22/27	330,000	326
2.069%, (US SOFR plus 1.015%), 6/1/29	2,050,000	2,033
3.157%, (US SOFR plus 1.460%), 4/22/42	435,000	454
Lexington Realty Trust 2.375%, 10/1/31	630,000	604

Corporate Bonds (11.7%)	Shares/ Par +	Value $ (000’s)

Financial continued
Main Street Capital Corp. 3.000%, 7/14/26	309,000	310
Morgan Stanley 1.593%, (US SOFR plus 0.879%), 5/4/27	1,288,000	1,275
2.239%, (US SOFR plus 1.178%), 7/21/32	115,000	112
2.484%, (US SOFR plus 1.360%), 9/16/36	594,000	572
National Australia Bank, Ltd. 2.332%, 8/21/30 144A	332,000	318
2.990%, 5/21/31 144A	241,000	242
Nationwide Building Society 4.125%, (USD ICE SWAP Rate plus 1.849%), 10/18/32 144A	650,000	693
Office Properties Income Trust 2.400%, 2/1/27	392,000	379
Ontario Teachers’ Cadillac Fairview Properties Trust 2.500%, 10/15/31 144A	202,000	201
Phillips Edison Grocery Center Operating Partnership I, LP 2.625%, 11/15/31	240,000	233
Physicians Realty LP 2.625%, 11/1/31	444,000	444
Piedmont Operating Partnership LP 2.750%, 4/1/32	428,000	418
Prospect Capital Corp. 3.437%, 10/15/28	470,000	452
3.706%, 1/22/26	480,000	488
Rexford Industrial Realty, Inc. 2.150%, 9/1/31	529,000	499
Safehold Operating Partnership LP 2.850%, 1/15/32	533,000	522
Sammons Financial Group, Inc. 3.350%, 4/16/31 144A	119,000	120
SBL Holdings, LLC 5.125%, 11/13/26 144A	350,000	381
SLM Corp. 3.125%, 11/2/26	651,000	644
Societe Generale SA 5.000%, 1/17/24 144A	1,180,000	1,256
Stewart Information Services Corp. 3.600%, 11/15/31	576,000	583
Store Capital Corp. 2.700%, 12/1/31	242,000	237
UBS Group AG 1.494%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 0.850%), 8/10/27 144A	480,000	468
US Bancorp 2.491%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 year plus 0.950%), 11/3/36	495,000	493
Westpac Banking Corp. 3.020%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 year plus 1.530%), 11/18/36	280,000	277

Total		33,486

Industrial (0.2%)
DAE Funding LLC 1.550%, 8/1/24 144A	316,000	314

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Corporate Bonds (11.7%)	Shares/ Par +	Value $ (000’s)

Industrial continued
United Technologies Corp. 4.125%, 11/16/28	530,000	593

Total		907

Technology (1.0%)
Apple, Inc. 2.650%, 2/8/51	250,000	246
Autodesk, Inc. 2.400%, 12/15/31	730,000	728
Dell International LLC / EMC Corp. 4.900%, 10/1/26	845,000	952
HP, Inc. 2.650%, 6/17/31 144A	625,000	616
Intel Corp. 2.800%, 8/12/41	650,000	648
NXP BV / NXP Funding LLC / NXP USA, Inc. 4.300%, 6/18/29 144A	220,000	247
Oracle Corp. 3.600%, 4/1/40	705,000	707
Qorvo, Inc. 3.375%, 4/1/31 144A	335,000	341
4.375%, 10/15/29	478,000	507

Total		4,992

Utilities (0.8%)
CenterPoint Energy, Inc. 2.650%, 6/1/31	370,000	375
Dominion Energy, Inc. 2.250%, 8/15/31	320,000	312
Dominion Resources, Inc. 4.900%, 8/1/41	320,000	394
Duke Energy Florida LLC 1.750%, 6/15/30	400,000	384
Duke Energy Progress LLC 2.000%, 8/15/31	780,000	762
Essential Utilities, Inc. 2.704%, 4/15/30	370,000	376
NextEra Energy Capital Holdings, Inc. 3.550%, 5/1/27	200,000	217
PG&E Energy Recovery Funding LLC 2.822%, 7/15/46 b	900,000	895
Sempra Energy 3.250%, 6/15/27	250,000	264
Southern Co. Gas Capital Corp. 3.950%, 10/1/46	200,000	219

Total		4,198

Total Corporate Bonds
(Cost: $59,959)		60,021

Investment Companies (3.4%)

Investment Companies (3.4%)
Vanguard Intermediate-Term Corporate Bond ETF	94,300	8,747
Vanguard Short-Term Corporate Bond ETF	106,100	8,622

Total		17,369

Total Investment Companies
(Cost: $17,521)		17,369

Governments (54.0%)	Shares/ Par +	Value $ (000’s)

Governments (54.0%)
Canadian Government Real Return Bond 4.250%, 12/1/26 CAD ∞	8,600,078	8,580
Tennessee Valley Authority 4.700%, 7/15/33	1,658,000	2,142
US Treasury 0.125%, 1/15/31	27,086,865	30,325
0.125%, 7/15/31	5,674,295	6,378
0.125%, 10/15/25	7,193,408	7,754
0.125%, 4/15/26	4,112,160	4,437
0.125%, 10/15/26	10,119,200	11,004
0.250%, 7/15/29 b	2,053,919	2,301
US Treasury Inflation Index Bond 0.125%, 1/15/30	24,235,613	26,897
0.125%, 7/15/30	15,098,860	16,892
0.125%, 2/15/51	8,656,034	10,244
0.125%, 7/15/26	5,248,789	5,698
0.250%, 2/15/50	5,936,981	7,180
0.250%, 1/15/25	4,716,498	5,053
0.375%, 7/15/25	4,547,517	4,939
0.375%, 1/15/27 b	11,904,984	13,094
0.375%, 7/15/27	4,239,000	4,703
0.500%, 1/15/28	8,407,575	9,407
0.625%, 2/15/43	7,998,022	9,937
0.625%, 1/15/26	18,212,375	20,001
0.750%, 2/15/42	7,862,465	9,931
0.750%, 2/15/45	11,566,461	14,880
0.750%, 7/15/28	1,652,370	1,892
0.875%, 2/15/47	2,921,025	3,943
0.875%, 1/15/29	3,285,300	3,799
1.000%, 2/15/46	1,342,062	1,833
1.000%, 2/15/48	1,289,530	1,807
1.000%, 2/15/49	2,691,133	3,818
1.375%, 2/15/44	6,739,093	9,613
1.750%, 1/15/28	1,445,301	1,734
2.000%, 1/15/26	3,413,291	3,949
2.125%, 2/15/41	3,832,234	5,930
2.375%, 1/15/25	1,540,298	1,754
2.375%, 1/15/27	788,423	952
2.500%, 1/15/29	920,863	1,177
3.625%, 4/15/28	2,564,445	3,407

Total		277,385

Total Governments
(Cost: $253,673)		277,385

Municipal Bonds (0.2%)

Municipal Bonds (0.2%)
Golden State Tobacco Securitization Corp. 2.746%, 6/1/34 RB	740,000	744
Santa Clara Valley Transportation Authority 5.876%, 4/1/32 RB b	50,000	60

Total Municipal Bonds
(Cost: $803)		804

Structured Products (20.3%)

Asset Backed Securities (9.9%)
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B 2.482%, 8/15/46 144A	2,350,000	2,321

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Structured Products (20.3%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Ares XXXIX CLO, Ltd., Series 2016-39A, Class BR2 1.722%, (ICE LIBOR USD 3 Month plus 1.600%), 4/18/31 144A	2,000,000	1,997
Bean Creek CLO, Ltd., Series 2018-1A, Class AR 1.152%, (ICE LIBOR USD 3 Month plus 1.020%), 4/20/31 144A	1,250,000	1,247
Blackbird Capital Aircraft, Series 2021-1A, Class A 2.443%, 7/15/46 144A	973,958	961
BRE Grand Islander Timeshare Issuer, Series 2017-1A, Class A 2.940%, 5/25/29 144A	157,713	160
Capital Automotive REIT, Series 2021-1A, Class A4 2.760%, 8/15/51 144A	1,000,000	988
Dryden Senior Loan Fund, Series 2016-43A, Class B2R2 3.093%, 4/20/34 144A	2,000,000	2,001
FirstKey Homes Trust, Series 2020-SFR2, Class D 1.968%, 10/19/37 144A	1,300,000	1,266
Global SC Finance SRL, Series 2021-1A, Class A 2.170%, 10/17/40 144A	1,011,651	1,009
Global SC Finance SRL, Series 2021- 2A, Class A 1.950%, 8/17/41 144A	794,799	785
Goldentree Loan Opportunities X, Ltd., Series 2015-10A, Class AR 1.252%, (ICE LIBOR USD 3 Month plus 1.120%), 7/20/31 144A	1,125,000	1,125
Goodgreen Trust, Series 2020-1A, Class A 2.630%, 4/15/55 144A	795,376	793
Goodgreen Trust, Series 2021-1A, Class A 2.660%, 10/20/56 144A	549,175	543
Hilton Grand Vacations Trust, Series 2017- AA, Class A 2.660%, 12/26/28 144A	601,628	610
Hilton Grand Vacations Trust, Series 2019- AA, Class B 2.540%, 7/25/33 144A	955,022	965
Instar Leasing III, LLC, Series 2021-1A, Class A 2.300%, 2/15/54 144A	1,626,069	1,614
J.G. Wentworth XLI LLC, Series 2018-1A, Class B 4.700%, 10/15/74 144A	400,000	464
KKR Financial CLO, Ltd., Series 2018-22A, Class A 1.282%, (ICE LIBOR USD 3 Month plus 1.150%), 7/20/31 144A	1,500,000	1,500
Magnetite CLO, Ltd., Series 2014-8A, Class AR2 1.104%, (ICE LIBOR USD 3 Month plus 0.980%), 4/15/31 144A	1,750,000	1,750
Magnetite CLO, Ltd., Series 2021-29A, Class B 1.524%, (ICE LIBOR USD 3 Month plus 1.400%), 1/15/34 144A	1,650,000	1,646

Structured Products (20.3%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Mosaic Solar Loans LLC, Series 2021-1, Class A 1.510%, 12/20/46 144A	1,361,001	1,321
MVW Owner Trust, Series 2019-2A, Class A 2.220%, 10/20/38 144A	704,458	712
Progress Residential Trust, Series 2019- SFR1, Class A 3.422%, 8/17/35 144A	1,998,027	1,999
Progress Residential Trust, Series 2021- SFR1, Class D 1.805%, 4/17/38 144A	1,000,000	957
Progress Residential Trust, Series 2021- SFR2, Class C 1.997%, 4/19/38 144A	5,050,000	4,939
Progress Residential Trust, Series 2021- SFR8, Class E1 2.382%, 9/17/38 144A	1,100,000	1,072
Rockford Tower CLO, Ltd., Series 2017-1A, Class BR2A 1.782%, (ICE LIBOR USD 3 Month plus 1.650%), 4/20/34 144A	2,000,000	1,979
Rockford Tower CLO, Ltd., Series 2020-1A, Class B 1.932%, (ICE LIBOR USD 3 Month plus 1.800%), 1/20/32 144A	1,350,000	1,350
ServiceMaster Brands, Series 2020-1, Class A2I 2.841%, 1/30/51 144A	1,240,625	1,229
Sierra Receivables Funding Co. LLC, Series 2019-3A, Class B 2.750%, 7/15/38 144A	1,312,672	1,327
Sierra Receivables Funding Co. LLC, Series 2021-A1, Class B 1.340%, 11/20/37 144A	2,432,664	2,396
Taco Bell Funding LLC, Series 2021-1A, Class A23 2.542%, 8/25/51 144A	2,575,000	2,516
Treman Park CLO, Ltd., Series 2015-1A, Class ARR 1.202%, (ICE LIBOR USD 3 Month plus 1.070%), 10/20/28 144A	877,264	877
Tricon American Homes, Series 2020-SFR2, Class B 1.832%, 11/17/39 144A	1,400,000	1,354
Wendys Funding LLC, Series 2021-1A, Class A2II 2.775%, 6/15/51 144A	3,407,875	3,400

Total		51,173

Mortgage Securities (10.4%)
Agate Bay Mortgage Trust, Series 2015-7, Class A3 3.500%, (AFC), 10/25/45 144A	201,037	201
Agate Bay Mortgage Trust, Series 2016-1, Class A3 3.500%, (AFC), 12/25/45 144A	146,603	147
Angel Oak Mortgage Trust LLC, Series 2019-4, Class A 3.301%, (AFC), 7/26/49 144A	154,101	155

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Structured Products (20.3%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Angel Oak Mortgage Trust LLC, Series 2019-6, Class A3 2.927%, (AFC), 11/25/59 144A	497,409	497
Arroyo Mortgage Trust, Series 2021-1R, Class A2 1.483%, (CSTR, AFC), 10/25/48 144A	505,435	503
Arroyo Mortgage Trust, Series 2021-1R, Class A3 1.637%, (CSTR, AFC), 10/25/48 144A	388,796	387
Bellemeade Re, Ltd., Series 2021-2A, Class M1C 1.900%, (US 30 Day Average SOFR plus 1.850%), 6/25/31 144A	2,108,000	2,107
Bellemeade Re, Ltd., Series 2021-3A, Class M1A 1.050%, (US 30 Day Average SOFR plus 1.000%), 9/25/31 144A	1,475,000	1,467
BX Commercial Mortgage Trust, Series 2021-VOLT, Class E 2.110%, (ICE LIBOR USD 1 Month plus 2.000%), 9/15/36 144A	1,200,000	1,189
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F 2.510%, (ICE LIBOR USD 1 Month plus 2.400%), 9/15/36 144A	1,400,000	1,387
BX Trust, Series 2019-OC11, Class A 3.202%, 12/9/41 144A	1,850,000	1,947
BX Trust, Series 2019-OC11, Class C 3.856%, 12/9/41 144A	1,350,000	1,388
BX Trust, Series 2021-B29, Class D 3.549%, (CSTR), 3/11/44 144A	2,014,962	2,007
BXMT, Ltd., Series 2020-FL2, Class B 1.564%, (US 30 Day Average SOFR plus 1.514%), 2/15/38 144A	1,600,000	1,595
Chase Mortgage Finance Corp., Series 2021-CL1, Class M1 1.250%, (US 30 Day Average SOFR plus 1.200%), 2/25/50 144A	471,477	473
Citigroup Mortgage Loan Trust, Series 2019- IMC1, Class A1 2.720%, (AFC), 7/25/49 144A	273,183	274
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class B 1.340%, (ICE LIBOR USD 1 Month plus 1.230%), 5/15/36 144A	875,000	874
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D 1.710%, (ICE LIBOR USD 1 Month plus 1.600%), 5/15/36 144A	2,155,000	2,147
Credit Suisse Mortgage Trust, Series 2015- WIN1, Class A10 3.500%, (AFC), 12/25/44 144A	73,616	74
Credit Suisse Mortgage Trust, Series 2021- NQM2, Class A3 1.538%, (AFC), 2/25/66 144A	455,387	450
Deephaven Residential Mortgage Trust, Series 2021-3, Class A3 1.554%, (AFC), 8/25/66 144A	1,262,653	1,248
FARM 2021-1 Mortgage Trust, Series 2021- 1, Class A 2.180%, (CSTR), 1/25/51 144A	2,335,786	2,321

Structured Products (20.3%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Series 2019-K088, Class A2 3.690%, 1/25/29	3,000,000	3,389
Federal Home Loan Mortgage Corp., Series K108, Class A2 1.517%, 3/25/30	4,000,000	3,931
Federal National Mortgage Association, Series 2018-C03, Class 1EB2 2.692%, (ICE LIBOR USD 1 Month plus 2.600%), 5/25/24	373,621	379
GS Mortgage Securities Corp. Trust, Series 2017-STAY, Class D 2.560%, (ICE LIBOR USD 1 Month plus 2.450%), 7/15/32 144A	1,225,000	1,227
Imperial Fund Mortgage Trust, Series 2021- NQM1, Class A3 1.617%, (AFC), 6/25/56 144A	525,714	518
JP Morgan Mortgage Trust, Series 2014-5, Class A1 2.878%, (AFC), 10/25/29 144A	489,394	497
JP Morgan Mortgage Trust, Series 2016-1, Class A7 3.500%, 5/25/46 144A	848,635	860
JP Morgan Mortgage Trust, Series 2017-1, Class A2 3.478%, (AFC), 1/25/47 144A	374,477	376
New Residential Mortgage Loan Trust, Series 2020-NQM2, Class A2 2.891%, (AFC), 5/24/60 144A	1,383,000	1,396
Sequoia Mortgage Trust, Series 2017-7, Class A7 3.500%, (AFC), 10/25/47 144A	1,467,666	1,477
Sequoia Mortgage Trust, Series 2019-4, Class A7 3.500%, (AFC), 11/25/49 144A	2,837,193	2,858
Sequoia Mortgage Trust, Series 2021-5, Class A4 2.500%, (AFC), 7/25/51 144A	1,832,818	1,848
SG Residential Mortgage Trust, Series 2021- 1, Class A3 1.560%, (AFC), 7/25/61 144A	1,051,857	1,037
SLG Office Trust, Series 2021-OVA, Class C 2.850%, 7/15/41 144A	1,850,000	1,866
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E 3.000%, (AFC), 4/25/60 144A	2,503,000	2,507
Starwood Mortgage Residential Trust, Series 2021-1, Class A1 1.219%, (AFC), 5/25/65 144A	1,437,610	1,432
Verus Securitization Trust, Series 2019-4, Class A3 3.000%, (AFC), 11/25/59 144A ∑	1,031,503	1,041
Verus Securitization Trust, Series 2020-1, Class A3 2.724%, (AFC), 1/25/60 144A ∑	759,840	761
Verus Securitization Trust, Series 2021-1, Class A3 1.155%, (AFC), 1/25/66 144A	1,209,506	1,189

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Structured Products (20.3%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Verus Securitization Trust, Series 2021-5, Class A3 1.373%, (AFC), 9/25/66 144A	1,193,941	1,175
Vista Point Securitization Trust, Series 2020- 2, Class A3 2.496%, (AFC), 4/25/65 144A	637,400	637

Total		53,239

Total Structured Products
(Cost: $105,522)		104,412

Short-Term Investments (10.2%)

Commercial Paper (6.6%)
Banco Santander SA 0.000%, 1/3/22	1,000,000	1,000
BNP Paribas SA 0.000%, 4/29/22	8,000,000	7,995
Glencove Funding DAC / Glencove Funding LLC 0.000%, 2/7/22	8,000,000	7,999
LMA SA / LMA Americas LLC 0.000%, 1/7/22	5,000,000	5,000
0.000%, 1/14/22	12,000,000	11,999

Total		33,993

Money Market Funds (3.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	18,690,581	18,691

Total		18,691

Total Short-Term Investments
(Cost: $52,683)		52,684

Total Investments (99.8%)
(Cost: $490,161)@		512,675

Other Assets, Less Liabilities (0.2%)		1,256

Net Assets (100.0%)		513,931

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
Five-Year US Treasury Note Future	Long	USD	18,300	183	3/22	$22,139	$94	$13
US Treasury Long Bond Future	Short	USD	4,500	45	3/22	7,220	(93)	(25)
US Treasury Ultra Future	Short	USD	3,400	34	3/22	6,702	(135)	(53)

							$(134)	$(65)

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Total Return Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin(000’s)
CPURNSA	1.777%	6/24	11,000	USD	$-	$912	$912	$(7)
CPURNSA	1.715%	6/24	7,400	USD	-	632	632	(5)
CPURNSA	1.860%	7/24	7,500	USD	-	584	584	(7)
CPURNSA	1.858%	8/24	12,700	USD	-	991	991	(12)
CPURNSA	1.616%	10/24	7,500	USD	-	704	704	(8)
CPURNSA	2.073%	8/27	3,500	USD	-	347	347	(5)
CPURNSA	2.145%	11/27	5,000	USD	(1)	448	447	(14)
CPURNSA	1.793%	10/29	3,700	USD	-	487	487	(19)
CPURNSA	1.800%	10/29	3,700	USD	-	485	485	(19)
CPURNSA	1.884%	11/29	2,000	USD	-	248	248	(11)
CPURNSA	2.695%	8/26	10,000	USD	1	295	296	(20)
CPURNSA	2.513%	8/31	5,000	USD	1	217	218	(27)
CPURNSA	2.498%	9/31	7,000	USD	1	304	305	(38)
CPURNSA	2.333%	2/26	13,000	USD	-	950	950	(25)
CPURNSA	2.210%	1/24	8,000	USD	-	521	521	(8)
CPURNSA	2.273%	1/24	10,000	USD	-	633	633	(11)
CPURNSA	2.260%	2/25	8,000	USD	-	567	567	(12)
CPURNSA	2.243%	1/26	6,000	USD	-	468	468	(10)
CPURNSA	1.078%	6/25	3,000	USD	-	401	401	(2)
CPURNSA	1.291%	5/30	2,000	USD	-	380	380	(10)
CPURNSA	1.629%	6/30	2,000	USD	-	337	337	(11)

					$2	$10,911	$10,913	$(281)

	Financial Derivative Assets			Financial Derivative Liabilities
	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)
	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$-	$13	$13	$(281)	$(78)	$(359)	$-

Over the Counter Derivatives

Forward Foreign Currency Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	Morgan Stanley Capital Services, Inc.	CAD	13,648	10,788	3/16/2022	$114	$-	$114
Sell	Morgan Stanley Capital Services, Inc.	CAD	24,254	19,171	3/16/2022	-	(193)	(193)

						$114	$(193)	$(79)

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

Total Return Swaps

Reference Entity	Counterparty	Payment made by the Fund	Expiration Date	Notional Amount (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
CPURNSA	Bank of America NA	2.670%	4/22	3,000	$(236)	$(236)
CPURNSA	Bank of America NA	2.763%	3/23	700	(42)	(42)
CPURNSA	Bank of America NA	2.528%	8/24	2,750	(43)	(43)
CPURNSA	Bank of America NA	2.140%	7/25	2,900	197	197
CPURNSA	Bank of America NA	1.790%	8/25	1,500	156	156
CPURNSA	Bank of America NA	2.240%	4/27	3,500	251	251
CPURNSA	Bank of America NA	2.218%	4/27	2,000	149	149
CPURNSA	Bank of America NA	2.235%	4/27	2,000	146	146
CPURNSA	Bank of America NA	2.235%	5/27	5,000	366	366
CPURNSA	Barclays Bank PLC	2.526%	5/23	5,500	(186)	(186)
CPURNSA	Barclays Bank PLC	2.535%	5/23	1,000	(35)	(35)
CPURNSA	Barclays Bank PLC	2.589%	7/24	1,400	(33)	(33)
CPURNSA	Barclays Bank PLC	2.385%	9/24	4,000	13	13
CPURNSA	Barclays Bank PLC	2.363%	9/24	3,500	24	24
CPURNSA	Barclays Bank PLC	2.310%	9/24	1,400	19	19
CPURNSA	Barclays Bank PLC	2.895%	12/27	1,700	(308)	(308)
CPURNSA	Barclays Bank PLC	2.784%	7/44	1,400	(224)	(224)
CPURNSA	Goldman Sachs International	1.870%	5/26	8,500	1,003	1,003
CPURNSA	Goldman Sachs International	1.920%	5/26	7,000	788	788
CPURNSA	Goldman Sachs International	1.770%	6/26	6,000	773	773
CPURNSA	Goldman Sachs International	2.245%	11/26	3,000	226	226
CPURNSA	Goldman Sachs International	2.280%	11/26	3,000	214	214
CPURNSA	Goldman Sachs International	2.280%	11/26	4,000	285	285

					$3,503	$3,503

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$114	$4,610	$4,724	$(193)	-	$(1,107)	$(1,300)

+	All par is stated in U.S. Dollar unless otherwise noted.

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021 the value of these securities (in thousands) was $108,721 representing 21.2% of the net assets.

b

Cash or securities with an aggregate value of $16,350 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2021.

∞	Foreign Bond — par value is foreign denominated

S	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $490,006 and the net unrealized appreciation of investments based on that cost was $36,870 which is comprised of $40,940 aggregate gross unrealized appreciation and $4,070 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Inflation Protection Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Municipal Bonds	$-	$804	$-
Corporate Bonds	-	60,021	-
Governments	-	277,385	-
Structured Products	-	104,412	-
Investment Companies	17,369	-	-
Short-Term Investments
Money Market Funds	18,691	-	-
All Others	-	33,993	-
Other Financial Instruments^
Futures	94	-	-
Forward Foreign Currency Contracts	-	114	-
Total Return Swaps	-	15,523	-
Total Assets:	$36,154	$492,252	$-
Liabilities:
Other Financial Instruments^
Futures	(228)	-	-
Forward Foreign Currency Contracts	-	(193)	-
Total Return Swaps	-	(1,107)	-
Total Liabilities:	$(228)	$(1,300)	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
High current income and capital appreciation.	Invest in non-investment grade debt securities.	$842 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the High Yield Bond Portfolio (the “Portfolio”), has engaged Federated Investment Management Company (“Federated”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in non-investment grade debt securities, which are generally securities rated below investment grade by major credit rating agencies, or if unrated, determined to be of comparable quality. The Portfolio may invest up to 30% of net assets in non-investment grade foreign securities. The securities in which the Portfolio primarily invests are considered speculative and are sometimes known as “junk bonds.” These securities tend to offer higher yields than higher rated securities of comparable maturities primarily because of the market’s greater uncertainty about the issuer’s ability to make all required interest and principal payments, and therefore about the returns that will in fact be realized by the Portfolio. The Portfolio invests in securities believed to have attractive investment characteristics and seeks to minimize default risk and other risks through careful security selection and diversification. The Portfolio’s security selection process consists of a credit-intensive, fundamental analysis of the issuer. The Portfolio does not limit the investments to securities of a particular maturity range and does not target an average effective maturity or duration.

MARKET OVERVIEW

The U.S. economy showed strong growth for 2021 despite several headwinds, including uncertainty regarding the coronavirus pandemic and its impact on the reopening of the global economy. Additionally, the interest rate on U.S. Treasury securities increased in response to confidence in economic growth and signs that inflationary pressures may be less transitory than expected. Indications that the Fed would begin to taper its asset purchases and eventually begin raising the interest rate on federal funds also increased the rate on U.S. Treasury securities. Offsetting these headwinds was the very strong financial performance of U.S. high yield issuers. This can be seen in the declining default rate for high yield securities and a strong increase in the number of credit rating agency upgrades for high yield securities. The impact of these factors can be seen in the movement of the yield spread between the Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Index and U.S. Treasury securities of comparable maturities, which declined from 361 basis points at the beginning of the period to 284 basis points on December 31, 2021.

PORTFOLIO RESULTS

The Portfolio returned 5.31% for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Index, returned 5.26%. (The Index is unmanaged, cannot be invested in directly and does not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund rating agency, the average return in 2021 of the High Yield Funds peer group was 4.85%.

The Energy sector contributed to the Portfolio’s return, led by companies in the oil and gas industry, such as Callon Petroleum, Summit Midstream, Western Midstream and Antero Midstream. The Health Care, Information Technology and the Materials sectors also contributed, led by gains in the pharmaceutical company Mallinckrodt, as well as in the gaming and chemicals industries. The Portfolio’s holdings of equity securities in Oasis Petroleum and Superior Energy, which it received in debt restructurings in late 2020, also contributed to the Portfolio’s return. In addition, an overweight position in the strong-performing midstream and oil field services industry and an underweight position in the underperforming wireline and wireless telecommunication industry contributed.

On the downside, security selection in the Communication Services, Health Care, Financials, Consumer Discretionary, Materials and Industrial sectors detracted from the Portfolio’s performance. Specifically, the cable and satellite services companies Intelsat and CSC Holdings, media and entertainment company Diamond Sports, the pharmaceuticals company Bausch Health and asset management company NFP Corp. were detractors. An overweight in the underperforming cable and satellite, media and entertainment and packaging industries also detracted from the Portfolio’s return.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of Federated, the Portfolio’s sub-adviser.

High yield spreads ended 2021 at cycle tights and at the lowest month-end level since 2007. The factors that drove spreads to current levels including, a strong economy, excellent corporate credit fundamentals, low default rates and high oil and

High Yield Bond Portfolio (unaudited)

natural gas prices, remain largely in place. We believe that 2022 should see a significant percentage of high yield debt outstanding upgraded to investment grade. This suggests that aggressive spread widening of existing high yield debt is unlikely in the near term. However, current levels also suggest that material spread tightening is unlikely. We continue to see value in selective lower quality issuers which should benefit from the strong economy and specific company factors. We also continue to monitor the risks posed by COVID-19, supply chain issues and likely Fed policy changes in 2022. At this point, relatively higher income generated by high yield securities and comparatively short duration should allow high yield securities to modestly outperform other fixed income alternatives.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
High Yield Bond Portfolio	5.31%	6.07%	6.35%
Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Index	5.26%	6.28%	6.82%
Lipper® Variable Insurance Products (VIP) High Yield Funds Average	4.85%	5.34%	5.95%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund,

when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Top 10 Fixed Income Holdings 12/31/21

Security Description	% of Net Assets
Ford Motor Credit Co. LLC, Various	2.3%
CCO Holdings LLC / CCO Holdings Capital Corp., Various	2.0%
CSC Holdings LLC, Various	2.0%
HUB International, Ltd., Various	1.4%
Occidental Petroleum Corp., Various	1.3%
TransDigm, Inc., Various	1.2%
Targa Resources Partners LP / Targa Resources Partners Finance Corp., Various	1.1%
Tenet Healthcare Corp., Various	1.1%
EQM Midstream Partners LP, Various	1.1%
Bausch Health Cos., Inc., Various	1.1%

High Yield Bond Portfolio (unaudited)

Sector Allocation 12/31/21

Sector	% of Net Assets
Consumer, Non-Cyclical	18.2%
Communications	17.2%
Consumer, Cyclical	16.0%
Energy	14.6%
Industrial	11.0%
Financial	7.2%
Technology	5.5%
Basic Materials	4.4%
Short-Term Investments & Other Net Assets	3.1%
Utilities	2.1%
Health Care	0.4%
Diversified	0.2%
Materials	0.1%

Sector Allocation and Top 10 Holdings are subject to change.

High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (0.4%)	Shares/ Par +	Value $ (000’s)

Communications (0.0%)
iHeartMedia, Inc. *	22,266	469

Total		469

Energy (0.3%)
Chesapeake Energy Corp.	109	7
Superior Energy Services, Inc. *,Æ	60,602	2,621

Total		2,628

Materials (0.1%)
Hexion Holdings Corp. *	20,667	587

Total		587

Total Common Stocks (Cost: $2,621)		3,684

Corporate Bonds (96.5%)

Basic Materials (4.4%)
Ashland LLC 3.375%, 9/1/31 144A	825,000	819
Axalta Coating Systems LLC 3.375%, 2/15/29 144A	625,000	605
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding 4.750%, 6/15/27 144A	350,000	365
Clearwater Paper Corp. 4.750%, 8/15/28 144A	150,000	153
5.375%, 2/1/25 144A	2,625,000	2,835
Cleveland-Cliffs, Inc. 4.625%, 3/1/29 144A	1,900,000	1,938
4.875%, 3/1/31 144A	2,225,000	2,311
Coeur Mining, Inc. 5.125%, 2/15/29 144A	1,500,000	1,375
Compass Minerals International, Inc. 4.875%, 7/15/24 144A	2,225,000	2,275
6.750%, 12/1/27 144A	1,425,000	1,509
Diamond BC BV 4.625%, 10/1/29 144A	1,250,000	1,240
Element Solutions, Inc. 3.875%, 9/1/28 144A	1,650,000	1,658
Freeport-McMoRan, Inc. 4.125%, 3/1/28	350,000	363
4.375%, 8/1/28	1,950,000	2,045
4.625%, 8/1/30	1,475,000	1,582
5.000%, 9/1/27	625,000	650
5.250%, 9/1/29	725,000	794
5.400%, 11/14/34	925,000	1,126
H.B. Fuller Co. 4.250%, 10/15/28	525,000	541
Herens Holdco SARL 4.750%, 5/15/28 144A	2,400,000	2,352
Hexion, Inc. 7.875%, 7/15/27 144A	2,400,000	2,532
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 7/1/28 144A	725,000	773
Olympus Water US Holding Corp. 4.250%, 10/1/28 144A	1,250,000	1,243

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Basic Materials continued
6.250%, 10/1/29 144A	1,575,000	1,536
Polar US Borrower LLC 6.750%, 5/15/26 144A	1,925,000	1,891
SPCM SA 3.125%, 3/15/27 144A	250,000	247
3.375%, 3/15/30 144A	425,000	409
WR Grace Holdings LLC 4.875%, 6/15/27 144A	675,000	693
5.625%, 8/15/29 144A	1,200,000	1,228

Total		37,088

Communications (17.2%)
AMC Networks, Inc. 4.250%, 2/15/29	1,625,000	1,615
4.750%, 8/1/25	1,200,000	1,225
5.000%, 4/1/24	910,000	917
Cars.com, Inc. 6.375%, 11/1/28 144A	1,900,000	2,023
CCO Holdings LLC / CCO Holdings Capital Corp. 4.250%, 2/1/31 144A	750,000	757
4.250%, 1/15/34 144A	1,200,000	1,181
4.500%, 8/15/30 144A	2,175,000	2,225
4.500%, 5/1/32	1,050,000	1,080
4.500%, 6/1/33 144A	1,175,000	1,199
4.750%, 3/1/30 144A	3,600,000	3,744
5.000%, 2/1/28 144A	2,000,000	2,080
5.125%, 5/1/27 144A	2,975,000	3,064
5.375%, 6/1/29 144A	1,350,000	1,457
5.500%, 5/1/26 144A	275,000	283
CSC Holdings LLC 3.375%, 2/15/31 144A	825,000	772
4.125%, 12/1/30 144A	950,000	927
4.500%, 11/15/31 144A	2,750,000	2,716
4.625%, 12/1/30 144A	1,650,000	1,561
5.250%, 6/1/24	1,650,000	1,716
5.500%, 4/15/27 144A	2,425,000	2,507
5.750%, 1/15/30 144A	3,750,000	3,736
6.500%, 2/1/29 144A	675,000	722
7.500%, 4/1/28 144A	1,925,000	2,065
Cumulus Media New Holdings, Inc. 6.750%, 7/1/26 144A	1,751,000	1,817
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 8/15/26 144A	925,000	462
6.625%, 8/15/27 144A	2,150,000	602
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 5.875%, 8/15/27 144A	2,025,000	2,073
DISH DBS Corp. 5.125%, 6/1/29	2,700,000	2,457
5.750%, 12/1/28 144A	1,100,000	1,111
5.875%, 11/15/24	725,000	745
7.375%, 7/1/28	750,000	759
7.750%, 7/1/26	1,350,000	1,424

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Communications continued
Entercom Media Corp. 6.500%, 5/1/27 144A	2,250,000	2,226
6.750%, 3/31/29 144A	1,650,000	1,612
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 5.250%, 12/1/27 144A	1,625,000	1,680
Gray Escrow II, Inc. 5.375%, 11/15/31 144A	1,175,000	1,209
Gray Television, Inc. 4.750%, 10/15/30 144A	525,000	522
5.875%, 7/15/26 144A	2,575,000	2,660
7.000%, 5/15/27 144A	750,000	802
iHeartCommunications, Inc. 4.750%, 1/15/28 144A	425,000	431
5.250%, 8/15/27 144A	1,075,000	1,118
6.375%, 5/1/26	375,901	390
8.375%, 5/1/27	4,928,194	5,196
Intelsat Jackson Holdings SA 5.500%, 8/1/23 *,j	1,525,000	691
8.500%, 10/15/24 144A *,j	800,000	367
9.750%, 7/15/25 144A *,j	475,000	218
Lamar Media Corp. 3.625%, 1/15/31	425,000	414
4.000%, 2/15/30	100,000	101
4.875%, 1/15/29	675,000	705
Match Group, Inc. 4.125%, 8/1/30 144A	2,175,000	2,197
4.625%, 6/1/28 144A	1,450,000	1,509
5.000%, 12/15/27 144A	825,000	858
Midas OpCo Holdings LLC 5.625%, 8/15/29 144A	3,700,000	3,788
Millennium Escrow Corp. 6.625%, 8/1/26 144A	1,225,000	1,228
Nexstar Broadcasting, Inc. 4.750%, 11/1/28 144A	2,275,000	2,318
5.625%, 7/15/27 144A	3,225,000	3,400
Outfront Media Capital LLC / Outfront Media Capital Corp. 4.250%, 1/15/29 144A	1,150,000	1,152
4.625%, 3/15/30 144A	1,100,000	1,097
Scripps Escrow II, Inc. 3.875%, 1/15/29 144A	500,000	499
5.375%, 1/15/31 144A	1,175,000	1,194
Scripps Escrow, Inc. 5.875%, 7/15/27 144A	1,925,000	2,022
Sinclair Television Group, Inc. 4.125%, 12/1/30 144A	150,000	142
5.125%, 2/15/27 144A	3,800,000	3,686
5.500%, 3/1/30 144A	600,000	582
5.875%, 3/15/26 144A	825,000	837
Sirius XM Radio, Inc. 3.125%, 9/1/26 144A	1,075,000	1,075
3.875%, 9/1/31 144A	3,025,000	2,966
4.000%, 7/15/28 144A	725,000	729
4.125%, 7/1/30 144A	1,775,000	1,775
5.500%, 7/1/29 144A	925,000	997
Sprint Corp. 7.625%, 2/15/25	700,000	805
TEGNA, Inc. 4.625%, 3/15/28	600,000	606

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Communications continued
5.000%, 9/15/29	3,800,000	3,885
Telenet Finance Luxembourg Notes SARL 5.500%, 3/1/28 144A	4,400,000	4,532
Terrier Media Buyer, Inc. 8.875%, 12/15/27 144A	5,025,000	5,431
T-Mobile USA, Inc. 2.250%, 2/15/26	1,950,000	1,955
2.875%, 2/15/31	650,000	642
3.375%, 4/15/29 144A	1,025,000	1,044
3.375%, 4/15/29	500,000	509
Townsquare Media, Inc. 6.875%, 2/1/26 144A	525,000	557
Univision Communications, Inc. 4.500%, 5/1/29 144A	1,400,000	1,414
UPC Broadband Finco BV 4.875%, 7/15/31 144A	3,450,000	3,519
Urban One, Inc. 7.375%, 2/1/28 144A	2,050,000	2,112
Viavi Solutions, Inc. 3.750%, 10/1/29 144A	350,000	350
Virgin Media Finance PLC 5.000%, 7/15/30 144A	2,700,000	2,687
Virgin Media Secured Finance PLC 5.500%, 5/15/29 144A	475,000	502
Virgin Media Vendor Financing Notes IV 5.000%, 7/15/28 144A	1,550,000	1,562
VMED O2 UK Financing I PLC 4.250%, 1/31/31 144A	875,000	858
4.750%, 7/15/31 144A	1,475,000	1,493
Ziggo Bond Co. BV 5.125%, 2/28/30 144A	575,000	578
6.000%, 1/15/27 144A	2,200,000	2,266
Ziggo BV 4.875%, 1/15/30 144A	200,000	205
5.500%, 1/15/27 144A	1,936,000	1,989

Total		144,916

Consumer, Cyclical (16.0%)
1011778 BC ULC / New Red Finance, Inc. 3.500%, 2/15/29 144A	525,000	520
3.875%, 1/15/28 144A	1,125,000	1,139
4.000%, 10/15/30 144A	5,775,000	5,674
4.375%, 1/15/28 144A	1,175,000	1,198
Academy, Ltd. 6.000%, 11/15/27 144A	850,000	906
Adient Global Holdings, Ltd. 4.875%, 8/15/26 144A	3,450,000	3,519
Adient US LLC 9.000%, 4/15/25 144A	250,000	266
Affinity Gaming 6.875%, 12/15/27 144A	2,300,000	2,392
American Airlines, Inc. / AAdvantage Loyalty IP, Ltd. 5.500%, 4/20/26 144A	2,200,000	2,288
5.750%, 4/20/29 144A	1,525,000	1,630
American Axle & Manufacturing, Inc. 6.500%, 4/1/27	625,000	649
American Builders & Contractors Supply Co., Inc. 4.000%, 1/15/28 144A	725,000	742

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Consumer, Cyclical continued
Aramark Services, Inc. 5.000%, 4/1/25 144A	1,025,000	1,046
5.000%, 2/1/28 144A	225,000	233
6.375%, 5/1/25 144A	2,525,000	2,639
Asbury Automotive Group, Inc. 4.625%, 11/15/29 144A	450,000	458
5.000%, 2/15/32 144A	450,000	467
BCPE Empire Holdings, Inc. 7.625%, 5/1/27 144A	3,500,000	3,574
Boyd Gaming Corp. 4.750%, 12/1/27	1,650,000	1,683
4.750%, 6/15/31 144A	575,000	586
8.625%, 6/1/25 144A	100,000	107
Caesars Entertainment, Inc. 4.625%, 10/15/29 144A	825,000	825
5.750%, 7/1/25 144A	600,000	627
6.250%, 7/1/25 144A	1,600,000	1,679
8.125%, 7/1/27 144A	1,975,000	2,187
CCM Merger, Inc. 6.375%, 5/1/26 144A	275,000	286
Clarios Global LP 6.750%, 5/15/25 144A	135,000	141
Dana Financing Luxembourg SARL 5.750%, 4/15/25 144A	650,000	665
Dana, Inc. 4.500%, 2/15/32	675,000	673
5.625%, 6/15/28	175,000	186
Dornoch Debt Merger Sub, Inc. 6.625%, 10/15/29 144A	3,000,000	2,962
Ford Motor Credit Co. LLC 2.700%, 8/10/26	725,000	731
3.375%, 11/13/25	3,250,000	3,376
4.000%, 11/13/30	2,225,000	2,394
4.063%, 11/1/24	1,700,000	1,789
4.125%, 8/17/27	1,350,000	1,457
4.140%, 2/15/23	800,000	819
4.271%, 1/9/27	1,675,000	1,801
4.389%, 1/8/26	1,975,000	2,128
5.113%, 5/3/29	2,950,000	3,352
5.125%, 6/16/25	1,600,000	1,740
Foundation Building Materials, Inc. 6.000%, 3/1/29 144A	2,925,000	2,874
The Gap, Inc. 3.625%, 10/1/29 144A	325,000	321
3.875%, 10/1/31 144A	475,000	468
GYP Holdings III Corp. 4.625%, 5/1/29 144A	1,250,000	1,253
H&E Equipment Services, Inc. 3.875%, 12/15/28 144A	2,775,000	2,754
Hilton Domestic Operating Co., Inc. 3.625%, 2/15/32 144A	700,000	696
3.750%, 5/1/29 144A	1,150,000	1,159
4.875%, 1/15/30	500,000	534
5.750%, 5/1/28 144A	550,000	588
IHO Verwaltungs GmbH 4.750%, 9/15/26 144A	2,375,000	2,423
6.000%, 5/15/27 144A	800,000	823
6.375%, 5/15/29 144A	900,000	967
Interface, Inc. 5.500%, 12/1/28 144A	625,000	655

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Consumer, Cyclical continued
JB Poindexter & Co., Inc. 7.125%, 4/15/26 144A	2,600,000	2,720
KAR Auction Services, Inc. 5.125%, 6/1/25 144A	2,650,000	2,690
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.750%, 6/1/27 144A	550,000	569
Kontoor Brands, Inc. 4.125%, 11/15/29 144A	450,000	450
MGM Resorts International 4.750%, 10/15/28	550,000	566
6.000%, 3/15/23	1,725,000	1,803
6.750%, 5/1/25	675,000	705
Midwest Gaming Borrower LLC 4.875%, 5/1/29 144A	950,000	955
Mohegan Gaming & Entertainment 7.875%, 10/15/24 144A	500,000	522
8.000%, 2/1/26 144A	4,050,000	4,252
NMG Holding Co., Inc. / Neiman Marcus Group LLC 7.125%, 4/1/26 144A	1,200,000	1,274
Panther BF Aggregator 2 LP / Panther Finance Co., Inc. 6.250%, 5/15/26 144A	270,000	282
8.500%, 5/15/27 144A	6,450,000	6,837
Penn National Gaming, Inc. 4.125%, 7/1/29 144A	575,000	558
5.625%, 1/15/27 144A	250,000	255
Raptor Acquisition Corp / Raptor Co-Issuer LLC 4.875%, 11/1/26 144A	200,000	202
Real Hero Merger Sub 2, Inc. 6.250%, 2/1/29 144A	4,750,000	4,743
Ritchie Bros. Holdings, Inc. 4.750%, 12/15/31 144A	325,000	339
Scientific Games International, Inc. 7.250%, 11/15/29 144A	1,250,000	1,394
8.250%, 3/15/26 144A	1,400,000	1,474
8.625%, 7/1/25 144A	1,400,000	1,495
SeaWorld Parks & Entertainment, Inc. 5.250%, 8/15/29 144A	2,500,000	2,546
Six Flags Entertainment Corp. 5.500%, 4/15/27 144A	2,400,000	2,484
7.000%, 7/1/25 144A	275,000	294
SRS Distribution, Inc. 6.000%, 12/1/29 144A	1,900,000	1,909
6.125%, 7/1/29 144A	1,050,000	1,070
Station Casinos LLC 4.500%, 2/15/28 144A	2,000,000	2,011
4.625%, 12/1/31 144A	1,300,000	1,311
Suburban Propane Partners LP / Suburban Energy Finance Corp. 5.000%, 6/1/31 144A	2,525,000	2,553
5.875%, 3/1/27	900,000	929
White Cap Buyer LLC 6.875%, 10/15/28 144A	1,825,000	1,903
White Cap Parent LLC 8.250%, 3/15/26 144A	1,450,000	1,483
The William Carter Co. 5.500%, 5/15/25 144A	400,000	415

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Consumer, Cyclical continued
5.625%, 3/15/27 144A	225,000	233
WMG Acquisition Corp. 3.750%, 12/1/29 144A	800,000	798
3.875%, 7/15/30 144A	325,000	330
Wyndham Hotels & Resorts, Inc. 4.375%, 8/15/28 144A	550,000	567
Yum! Brands, Inc. 4.625%, 1/31/32	1,625,000	1,727
4.750%, 1/15/30 144A	725,000	785
7.750%, 4/1/25 144A	350,000	369

Total		134,851

Consumer, Non-cyclical (18.2%)
Acadia Healthcare Co., Inc. 5.000%, 4/15/29 144A	225,000	231
5.500%, 7/1/28 144A	225,000	236
AdaptHealth LLC 4.625%, 8/1/29 144A	1,450,000	1,450
5.125%, 3/1/30 144A	1,425,000	1,450
AHP Health Partners, Inc. 5.750%, 7/15/29 144A	1,025,000	1,015
Albertsons Cos., Inc. / Safeway, Inc. / New Albertson’s LP / Albertson’s LLC 3.250%, 3/15/26 144A	350,000	357
3.500%, 2/15/23 144A	325,000	331
3.500%, 3/15/29 144A	2,050,000	2,054
4.875%, 2/15/30 144A	450,000	486
5.875%, 2/15/28 144A	700,000	742
7.500%, 3/15/26 144A	625,000	667
Allied Universal Holdco LLC 6.000%, 6/1/29 144A	1,500,000	1,459
6.625%, 7/15/26 144A	1,275,000	1,338
9.750%, 7/15/27 144A	5,425,000	5,796
Avantor Funding, Inc. 3.875%, 11/1/29 144A	1,825,000	1,845
4.625%, 7/15/28 144A	2,675,000	2,789
Bausch Health Cos., Inc. 4.875%, (ICE LIBOR USD 3 Month plus 3.000%), 6/1/28 144A	350,000	357
5.000%, 1/30/28 144A	1,300,000	1,196
5.000%, 2/15/29 144A	625,000	552
5.250%, 1/30/30 144A	1,900,000	1,672
5.250%, 2/15/31 144A	625,000	549
5.750%, 8/15/27 144A	775,000	804
6.250%, 2/15/29 144A	1,775,000	1,687
7.250%, 5/30/29 144A	2,200,000	2,178
The Brink’s Co. 5.500%, 7/15/25 144A	400,000	416
Catalent Pharma Solutions, Inc. 3.500%, 4/1/30 144A	700,000	698
Centene Corp. 2.450%, 7/15/28	275,000	271
2.625%, 8/1/31	725,000	710
3.000%, 10/15/30	375,000	381
3.375%, 2/15/30	900,000	917
4.250%, 12/15/27	2,775,000	2,893
4.625%, 12/15/29	2,425,000	2,615
Charles River Laboratories International, Inc. 3.750%, 3/15/29 144A	525,000	530
4.000%, 3/15/31 144A	550,000	564

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Consumer, Non-cyclical continued
CHS / Community Health Systems, Inc. 5.625%, 3/15/27 144A	750,000	794
6.000%, 1/15/29 144A	225,000	240
6.125%, 4/1/30 144A	1,075,000	1,063
6.625%, 2/15/25 144A	525,000	543
6.875%, 4/15/29 144A	2,825,000	2,878
8.000%, 3/15/26 144A	1,125,000	1,183
DaVita HealthCare Partners, Inc. 4.625%, 6/1/30 144A	1,250,000	1,280
Edgewell Personal Care Co. 4.125%, 4/1/29 144A	1,000,000	1,007
5.500%, 6/1/28 144A	875,000	929
Endo Finance LLC / Endo Finco, Inc. 6.000%, 6/30/28 144A	1,100,000	819
9.500%, 7/31/27 144A	625,000	636
Garda World Security Corp. 4.625%, 2/15/27 144A	875,000	871
6.000%, 6/1/29 144A	2,050,000	1,958
Gartner, Inc. 3.750%, 10/1/30 144A	550,000	562
4.500%, 7/1/28 144A	250,000	261
Global Medical Response, Inc. 6.500%, 10/1/25 144A	3,325,000	3,358
Grifols Escrow Issuer SA 4.750%, 10/15/28 144A	475,000	485
GW B-CR Security Corp. 9.500%, 11/1/27 144A	4,969,000	5,357
HCA, Inc. 3.500%, 9/1/30	1,400,000	1,480
5.375%, 2/1/25	1,925,000	2,116
5.375%, 9/1/26	1,325,000	1,489
5.875%, 5/1/23	1,120,000	1,186
5.875%, 2/15/26	1,600,000	1,805
HealthEquity, Inc. 4.500%, 10/1/29 144A	1,150,000	1,138
Jazz Securities DAC 4.375%, 1/15/29 144A	1,825,000	1,890
Kraft Heinz Foods Co. 4.375%, 6/1/46	3,475,000	4,069
5.200%, 7/15/45	2,175,000	2,765
LifePoint Health, Inc. 4.375%, 2/15/27 144A	625,000	630
5.375%, 1/15/29 144A	150,000	149
6.750%, 4/15/25 144A	825,000	860
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 5.500%, 4/15/25 144A *,j	4,600,000	2,507
5.625%, 10/15/23 144A *,j	2,775,000	1,512
MEDNAX, Inc. 6.250%, 1/15/27 144A	1,700,000	1,779
Mozart Debt Merger Sub, Inc. 3.875%, 4/1/29 144A	1,625,000	1,619
5.250%, 10/1/29 144A	3,675,000	3,725
MPH Acquisition Holdings LLC 5.500%, 9/1/28 144A	900,000	912
5.750%, 11/1/28 144A	4,500,000	4,279
The Nielsen Co. Luxembourg SARL 5.000%, 2/1/25 144A	1,275,000	1,295
Nielsen Finance LLC / Nielsen Finance Co. 4.500%, 7/15/29 144A	475,000	467

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Consumer, Non-cyclical continued
4.750%, 7/15/31 144A	625,000	617
5.625%, 10/1/28 144A	875,000	903
5.875%, 10/1/30 144A	1,050,000	1,109
Organon Finance 1 LLC 4.125%, 4/30/28 144A	425,000	432
5.125%, 4/30/31 144A	1,800,000	1,880
Performance Food Group, Inc. 4.250%, 8/1/29 144A	1,425,000	1,414
Post Holdings, Inc. 4.500%, 9/15/31 144A	850,000	844
4.625%, 4/15/30 144A	1,550,000	1,579
5.500%, 12/15/29 144A	900,000	946
5.625%, 1/15/28 144A	975,000	1,033
5.750%, 3/1/27 144A	3,975,000	4,104
Prestige Brands, Inc. 3.750%, 4/1/31 144A	700,000	679
5.125%, 1/15/28 144A	425,000	443
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.750%, 12/1/26 144A	3,925,000	4,148
Signal Parent, Inc. 6.125%, 4/1/29 144A	1,950,000	1,731
Syneos Health, Inc. 3.625%, 1/15/29 144A	925,000	913
Team Health Holdings, Inc. 6.375%, 2/1/25 144A	1,875,000	1,765
Teleflex, Inc. 4.250%, 6/1/28 144A	250,000	258
4.625%, 11/15/27	450,000	468
Tenet Healthcare Corp. 4.250%, 6/1/29 144A	625,000	635
4.625%, 7/15/24	576,000	583
4.625%, 6/15/28 144A	125,000	128
4.875%, 1/1/26 144A	1,200,000	1,233
5.125%, 11/1/27 144A	1,450,000	1,510
6.125%, 10/1/28 144A	1,850,000	1,954
6.250%, 2/1/27 144A	825,000	854
6.750%, 6/15/23	2,100,000	2,244
United Rentals North America, Inc. 3.750%, 1/15/32	500,000	503
3.875%, 11/15/27	325,000	337
3.875%, 2/15/31	275,000	279
4.875%, 1/15/28	1,225,000	1,287
5.250%, 1/15/30	425,000	460
5.500%, 5/15/27	800,000	832
US Foods, Inc. 4.625%, 6/1/30 144A	700,000	708
4.750%, 2/15/29 144A	1,500,000	1,524
6.250%, 4/15/25 144A	225,000	234
Valeant Pharmaceuticals International, Inc. 5.500%, 11/1/25 144A	725,000	737
6.125%, 4/15/25 144A	4,321,000	4,401
8.500%, 1/31/27 144A	2,175,000	2,284
9.000%, 12/15/25 144A	850,000	895
9.250%, 4/1/26 144A	525,000	555
Vizient, Inc. 6.250%, 5/15/27 144A	675,000	705

Total		153,280

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Diversified (0.2%)
Stena International SA 6.125%, 2/1/25 144A	1,375,000	1,409

Total		1,409

Energy (14.3%)
Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.375%, 6/15/29 144A	2,200,000	2,321
5.750%, 3/1/27 144A	2,375,000	2,461
5.750%, 1/15/28 144A	2,600,000	2,726
7.875%, 5/15/26 144A	675,000	744
Antero Resources Corp. 5.375%, 3/1/30 144A	925,000	989
7.625%, 2/1/29 144A	417,000	463
8.375%, 7/15/26 144A	211,000	240
Apache Corp. 4.625%, 11/15/25	225,000	242
4.875%, 11/15/27	700,000	763
Archrock Partners LP 6.250%, 4/1/28 144A	1,975,000	2,059
6.875%, 4/1/27 144A	3,100,000	3,255
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 5.875%, 6/30/29 144A	600,000	577
7.000%, 11/1/26 144A	1,650,000	1,673
8.250%, 12/31/28 144A	575,000	599
9.000%, 11/1/27 144A	414,000	553
Berry Petroleum Co. LLC 7.000%, 2/15/26 144A	875,000	866
Callon Petroleum Co. 6.375%, 7/1/26	900,000	855
Carrizo Oil & Gas, Inc. 8.250%, 7/15/25	425,000	418
Centennial Resource Production LLC 5.375%, 1/15/26 144A	25,000	24
6.875%, 4/1/27 144A	1,650,000	1,683
Cheniere Energy Partners LP 3.250%, 1/31/32 144A	550,000	555
4.000%, 3/1/31	1,500,000	1,573
4.500%, 10/1/29	1,150,000	1,219
Cheniere Energy, Inc. 4.625%, 10/15/28	975,000	1,037
Chesapeake Energy Corp. 5.875%, 2/1/29 144A	225,000	241
Chesapeake Energy Corp. Escrow 7.000%, 10/1/24 *	1,000,000	15
CNX Midstream Partners LP 4.750%, 4/15/30 144A	1,125,000	1,121
Comstock Resources, Inc. 5.875%, 1/15/30 144A	500,000	512
6.750%, 3/1/29 144A	2,400,000	2,603
Continental Resources, Inc. 4.375%, 1/15/28	750,000	811
5.750%, 1/15/31 144A	1,125,000	1,325
CrownRock LP / CrownRock Finance, Inc. 5.000%, 5/1/29 144A	325,000	337
5.625%, 10/15/25 144A	3,025,000	3,093
DT Midstream, Inc. 4.375%, 6/15/31 144A	1,450,000	1,508

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Energy continued
Endeavor Energy Resources LP / EER Finance, Inc. 5.750%, 1/30/28 144A	850,000	906
6.625%, 7/15/25 144A	775,000	820
Enviva Partners LP / Enviva Partners Finance Corp. 6.500%, 1/15/26 144A	4,150,000	4,285
EQM Midstream Partners LP 4.500%, 1/15/29 144A	1,050,000	1,092
4.750%, 7/15/23	219,000	228
4.750%, 1/15/31 144A	1,325,000	1,401
5.500%, 7/15/28	1,925,000	2,103
6.000%, 7/1/25 144A	900,000	979
6.500%, 7/1/27 144A	1,825,000	2,044
6.500%, 7/15/48	1,025,000	1,245
EQT Corp. 3.125%, 5/15/26 144A	750,000	770
3.625%, 5/15/31 144A	500,000	519
3.900%, 10/1/27	425,000	456
5.000%, 1/15/29	350,000	388
6.625%, 2/1/25	350,000	395
7.500%, 2/1/30	250,000	321
Hess Midstream Operations LP 4.250%, 2/15/30 144A	625,000	620
Hess Midstream Partners LP 5.125%, 6/15/28 144A	1,300,000	1,354
Holly Energy Partners LP / Holly Energy Finance Corp. 5.000%, 2/1/28 144A	1,225,000	1,220
Nabors Industries, Ltd. 7.250%, 1/15/26 144A	1,300,000	1,202
7.375%, 5/15/27 144A	225,000	233
7.500%, 1/15/28 144A	950,000	860
NuStar Logistics LP 5.625%, 4/28/27	2,700,000	2,855
Oasis Midstream Partners LP / OMP Finance Corp. 8.000%, 4/1/29 144A	1,200,000	1,308
Oasis Petroleum, Inc. 6.375%, 6/1/26 144A	300,000	314
Occidental Petroleum Corp. 4.100%, 2/15/47	675,000	661
4.300%, 8/15/39	1,525,000	1,521
4.400%, 8/15/49	975,000	987
5.875%, 9/1/25	1,225,000	1,351
6.450%, 9/15/36	1,225,000	1,562
6.625%, 9/1/30	1,400,000	1,732
8.000%, 7/15/25	625,000	730
8.875%, 7/15/30	1,600,000	2,158
PDC Energy, Inc. 5.750%, 5/15/26	1,525,000	1,576
6.125%, 9/15/24	213,000	216
Precision Drilling Corp. 6.875%, 1/15/29 144A	375,000	382
7.125%, 1/15/26 144A	1,025,000	1,043
Range Resources Corp. 4.875%, 5/15/25	350,000	361
5.000%, 3/15/23	113,000	116
8.250%, 1/15/29	875,000	976
9.250%, 2/1/26	825,000	889

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Energy continued
Rattler Midstream LP 5.625%, 7/15/25 144A	875,000	910
Rockcliff Energy II LLC 5.500%, 10/15/29 144A	1,025,000	1,056
Shelf Drilling Holdings, Ltd. 8.250%, 2/15/25 144A	975,000	712
SM Energy Co. 5.625%, 6/1/25	1,000,000	1,008
6.500%, 7/15/28	200,000	207
6.625%, 1/15/27	250,000	258
6.750%, 9/15/26	1,100,000	1,130
Southwestern Energy Co. 4.750%, 2/1/32	725,000	764
5.375%, 3/15/30	300,000	321
8.375%, 9/15/28	1,100,000	1,228
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.750%, 4/15/25	1,850,000	1,665
Tap Rock Resources LLC 7.000%, 10/1/26 144A	1,000,000	1,040
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.000%, 1/15/32 144A	950,000	993
5.000%, 1/15/28	1,675,000	1,765
5.375%, 2/1/27	2,150,000	2,216
5.500%, 3/1/30	2,250,000	2,458
5.875%, 4/15/26	1,600,000	1,670
6.500%, 7/15/27	300,000	322
TerraForm Power Operating LLC 4.250%, 1/31/23 144A	175,000	179
4.750%, 1/15/30 144A	1,725,000	1,808
5.000%, 1/31/28 144A	1,775,000	1,880
TransMontaigne Partners LP / TLP Finance Corp. 6.125%, 2/15/26	1,175,000	1,162
Ultra Resources, Inc. Escrow 0.000%, 4/15/25 *,Æ	1,325,000	-
USA Compression Finance Corp. 6.875%, 4/1/26	3,550,000	3,692
USA Compression Partners LP / USA Compression Finance Corp. 6.875%, 9/1/27	1,475,000	1,558
Western Gas Partners LP 4.500%, 3/1/28	1,100,000	1,196
5.300%, 3/1/48	2,650,000	3,193
5.450%, 4/1/44	650,000	777
5.500%, 8/15/48	400,000	478
Western Midstream Operating LP 4.000%, 7/1/22	850,000	852
4.650%, 7/1/26	175,000	190
5.300%, 2/1/30	325,000	357

Total		120,685

Financial (7.2%)
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6.750%, 10/15/27 144A	3,025,000	3,138
AmWINS Group, Inc. 4.875%, 6/30/29 144A	2,575,000	2,601
Ardonagh Midco 2 PLC 11.500%, 1/15/27 144A Þ	2,128,857	2,371

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Financial continued
AssuredPartners, Inc. 5.625%, 1/15/29 144A	525,000	510
7.000%, 8/15/25 144A	3,250,000	3,274
BroadStreet Partners, Inc. 5.875%, 4/15/29 144A	4,075,000	4,004
Cushman & Wakefield US Borrower LLC 6.750%, 5/15/28 144A	400,000	428
GTCR AP Finance, Inc. 8.000%, 5/15/27 144A	1,725,000	1,790
HUB International, Ltd. 5.625%, 12/1/29 144A	1,675,000	1,726
7.000%, 5/1/26 144A	9,775,000	10,044
LD Holdings Group LLC 6.125%, 4/1/28 144A	1,575,000	1,484
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 3.875%, 2/15/29 144A	200,000	210
4.500%, 9/1/26	450,000	484
4.625%, 6/15/25 144A	400,000	426
5.625%, 5/1/24	475,000	508
5.750%, 2/1/27	300,000	339
National Financial Partners Corp. 4.875%, 8/15/28 144A	300,000	303
Navient Corp. 5.000%, 3/15/27	450,000	459
5.500%, 3/15/29	550,000	549
5.875%, 10/25/24	850,000	906
6.750%, 6/25/25	1,175,000	1,292
6.750%, 6/15/26	350,000	387
NFP Corp. 6.875%, 8/15/28 144A	6,000,000	6,015
Quicken Loans LLC 3.625%, 3/1/29 144A	875,000	878
3.875%, 3/1/31 144A	1,525,000	1,548
Rocket Mortgage LLC / Rocket Mortgage Co- Issuer, Inc. 2.875%, 10/15/26 144A	1,200,000	1,191
4.000%, 10/15/33 144A	950,000	962
United Shore Financial Services LLC 5.500%, 11/15/25 144A	3,475,000	3,540
United Wholesale Mortgage LLC 5.500%, 4/15/29 144A	1,175,000	1,153
5.750%, 6/15/27 144A	725,000	727
USIS Merger Sub, Inc. 6.875%, 5/1/25 144A	4,625,000	4,660
VICI Properties LP / VICI Note Co., Inc. 3.500%, 2/15/25 144A	125,000	127
4.125%, 8/15/30 144A	400,000	423
4.250%, 12/1/26 144A	1,125,000	1,172
4.625%, 12/1/29 144A	1,350,000	1,437

Total		61,066

Health Care (0.4%)
IQVIA, Inc. 5.000%, 10/15/26 144A	2,250,000	2,309
5.000%, 5/15/27 144A	750,000	776

Total		3,085

Industrial (11.0%)
ARD Finance SA 6.500%, 6/30/27 144A	4,300,000	4,429

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Industrial continued
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 4.000%, 9/1/29 144A	1,700,000	1,684
5.250%, 8/15/27 144A	3,775,000	3,799
Ball Corp. 2.875%, 8/15/30	1,575,000	1,528
3.125%, 9/15/31	300,000	296
Berry Global Escrow Corp. 4.875%, 7/15/26 144A	1,125,000	1,164
5.625%, 7/15/27 144A	1,150,000	1,203
BWAY Holding Co. 5.500%, 4/15/24 144A	1,125,000	1,135
7.250%, 4/15/25 144A	2,450,000	2,456
CFX Escrow Corp. 6.375%, 2/15/26 144A	338,000	349
Cornerstone Building Brands, Inc. 6.125%, 1/15/29 144A	900,000	962
CP Atlas Buyer, Inc. 7.000%, 12/1/28 144A	3,400,000	3,383
Crown Americas LLC / Crown Americas Capital Corp. VI 4.750%, 2/1/26	1,175,000	1,204
Energizer Holdings, Inc. 4.375%, 3/31/29 144A	1,975,000	1,928
4.750%, 6/15/28 144A	900,000	919
Flex Acquisition Co., Inc. 6.875%, 1/15/25 144A	4,050,000	4,058
7.875%, 7/15/26 144A	4,175,000	4,335
Gates Global LLC / Gates Global Co. 6.250%, 1/15/26 144A	4,550,000	4,698
Graphic Packaging International LLC 3.500%, 3/15/28 144A	425,000	424
3.500%, 3/1/29 144A	450,000	447
3.750%, 2/1/30 144A	175,000	177
4.750%, 7/15/27 144A	500,000	540
II-VI, Inc. 5.000%, 12/15/29 144A	875,000	894
Koppers, Inc. 6.000%, 2/15/25 144A	4,075,000	4,146
Madison IAQ LLC 4.125%, 6/30/28 144A	250,000	251
5.875%, 6/30/29 144A	3,750,000	3,750
OI European Group BV 4.750%, 2/15/30 144A	450,000	456
Owens-Brockway Glass Container, Inc. 5.375%, 1/15/25 144A	2,075,000	2,142
5.875%, 8/15/23 144A	900,000	943
6.375%, 8/15/25 144A	925,000	997
6.625%, 5/13/27 144A	500,000	527
Roller Bearing Company of America, Inc. 4.375%, 10/15/29 144A	225,000	229
Sealed Air Corp. 5.125%, 12/1/24 144A	1,950,000	2,087
Standard Industries, Inc. 3.375%, 1/15/31 144A	725,000	698
4.375%, 7/15/30 144A	1,275,000	1,301
4.750%, 1/15/28 144A	1,325,000	1,368
5.000%, 2/15/27 144A	3,375,000	3,474
Terex Corp. 5.000%, 5/15/29 144A	575,000	591

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Industrial continued
TransDigm UK Holdings PLC 6.875%, 5/15/26	1,775,000	1,855
TransDigm, Inc. 4.625%, 1/15/29	2,275,000	2,267
4.875%, 5/1/29	775,000	778
5.500%, 11/15/27	1,250,000	1,288
6.250%, 3/15/26 144A	3,000,000	3,118
6.375%, 6/15/26	1,850,000	1,901
7.500%, 3/15/27	675,000	705
Trident TPI Holdings, Inc. 6.625%, 11/1/25 144A	2,225,000	2,231
9.250%, 8/1/24 144A	1,450,000	1,515
Trivium Packaging Finance BV 5.500%, 8/15/26 144A	525,000	546
8.500%, 8/15/27 144A	3,250,000	3,437
TTM Technologies, Inc. 4.000%, 3/1/29 144A	700,000	696
Vertical Holdco GmbH 7.625%, 7/15/28 144A	1,121,000	1,201
Vertical U.S. Newco, Inc. 5.250%, 7/15/27 144A	2,175,000	2,286
Watco Cos. LLC / Watco Finance Corp. 6.500%, 6/15/27 144A	2,150,000	2,236
WESCO Distribution, Inc. 7.125%, 6/15/25 144A	525,000	557
7.250%, 6/15/28 144A	1,075,000	1,178

Total		92,767

Technology (5.5%)
AMG AG 7.000%, 7/31/25 144A	1,050,000	1,114
Black Knight InfoServ LLC 3.625%, 9/1/28 144A	1,225,000	1,223
Booz Allen Hamilton, Inc. 3.875%, 9/1/28 144A	400,000	407
4.000%, 7/1/29 144A	250,000	258
Boxer Parent Co., Inc. 9.125%, 3/1/26 144A	375,000	391
CDW LLC / CDW Finance Corp. 3.250%, 2/15/29	350,000	353
5.500%, 12/1/24	275,000	301
Clarivate Science Holdings Corp. 3.875%, 7/1/28 144A	350,000	352
4.875%, 7/1/29 144A	1,350,000	1,369
Consensus Cloud Solutions, Inc. 6.000%, 10/15/26 144A	725,000	754
6.500%, 10/15/28 144A	1,250,000	1,306
Diebold Nixdorf, Inc. 9.375%, 7/15/25 144A	325,000	350
The Dun & Bradstreet Corp. 5.000%, 12/15/29 144A	450,000	460
Elastic NV 4.125%, 7/15/29 144A	1,125,000	1,113
Entegris, Inc. 3.625%, 5/1/29 144A	725,000	727
Fair Isaac Corp. 4.000%, 6/15/28 144A	625,000	643
Helios Software Holdings, Inc. 4.625%, 5/1/28 144A	1,800,000	1,769
Logan Merger Sub, Inc. 5.500%, 9/1/27 144A	2,550,000	2,581

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Technology continued
NCR Corp. 5.000%, 10/1/28 144A	875,000	901
5.125%, 4/15/29 144A	1,475,000	1,527
5.250%, 10/1/30 144A	1,425,000	1,464
5.750%, 9/1/27 144A	1,025,000	1,071
6.125%, 9/1/29 144A	650,000	695
Nuance Communications, Inc. 5.625%, 12/15/26	1,050,000	1,083
ON Semiconductor Corp. 3.875%, 9/1/28 144A	675,000	692
Open Text Corp. 3.875%, 2/15/28 144A	800,000	815
3.875%, 12/1/29 144A	125,000	127
4.125%, 2/15/30 144A	800,000	824
4.125%, 12/1/31 144A	300,000	303
PTC, Inc. 3.625%, 2/15/25 144A	125,000	127
4.000%, 2/15/28 144A	500,000	509
Qorvo, Inc. 4.375%, 10/15/29	900,000	955
Rackspace Technology Global, Inc. 3.500%, 2/15/28 144A	1,825,000	1,737
5.375%, 12/1/28 144A	1,975,000	1,926
Roblox Corp. 3.875%, 5/1/30 144A	1,375,000	1,395
Rocket Software, Inc. 6.500%, 2/15/29 144A	2,925,000	2,854
Science Applications International Corp. 4.875%, 4/1/28 144A	325,000	333
Seagate HDD Cayman 3.125%, 7/15/29	1,475,000	1,440
3.375%, 7/15/31	1,225,000	1,192
Sensata Technologies, Inc. 3.750%, 2/15/31 144A	225,000	224
4.375%, 2/15/30 144A	325,000	341
SS&C Technologies, Inc. 5.500%, 9/30/27 144A	3,600,000	3,762
Star Merger Sub, Inc. 6.875%, 8/15/26 144A	584,000	607
Synaptics, Inc. 4.000%, 6/15/29 144A	575,000	584
Veritas US, Inc. / Veritas Bermuda, Ltd. 7.500%, 9/1/25 144A	2,950,000	3,053

Total		46,012

Utilities (2.1%)
Allied Universal Holdco LLC 4.375%, 5/1/29 144A	375,000	376
AmeriGas Partners LP / AmeriGas Finance Corp. 5.625%, 5/20/24	425,000	459
5.750%, 5/20/27	550,000	608
5.875%, 8/20/26	2,350,000	2,629
Calpine Corp. 3.750%, 3/1/31 144A	1,250,000	1,205
4.500%, 2/15/28 144A	1,575,000	1,634
4.625%, 2/1/29 144A	350,000	345
5.000%, 2/1/31 144A	200,000	200
5.125%, 3/15/28 144A	1,075,000	1,091
5.250%, 6/1/26 144A	299,000	307

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Corporate Bonds (96.5%)	Shares/ Par +	Value $ (000’s)

Utilities continued
NRG Energy, Inc. 3.875%, 2/15/32 144A	2,300,000	2,254
5.250%, 6/15/29 144A	775,000	830
5.750%, 1/15/28	225,000	238
6.625%, 1/15/27	625,000	650
Pattern Energy Operations LP / Pattern Energy Operations, Inc. 4.500%, 8/15/28 144A	375,000	389
Solaris Midstream Holdings LLC 7.625%, 4/1/26 144A	425,000	447
Vistra Operations Co. LLC 5.000%, 7/31/27 144A	1,100,000	1,142
5.500%, 9/1/26 144A	900,000	929
5.625%, 2/15/27 144A	1,925,000	1,983

Total		17,716

Total Corporate Bonds
(Cost: $794,369)		812,875

Warrants (0.0%)

Energy (0.0%)
Chesapeake Energy Corp. *	6,149	244

Total		244

Total Warrants
(Cost: $153)		244

Short-Term Investments (1.6%)	Shares/ Par +	Value $ (000’s)

Money Market Funds (1.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	13,126,809	13,127

Total		13,127

Total Short-Term Investments
(Cost: $13,127)		13,127

Total Investments (98.5%)
(Cost: $810,270)@		829,930

Other Assets, Less Liabilities (1.5%)		12,402

Net Assets (100.0%)		842,332

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

Æ	Security valued using significant unobservable inputs.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021 the value of these securities (in thousands) was $634,324 representing 75.3% of the net assets.

f	Defaulted Security

Þ	PIK—Payment In Kind. PIK rate of Ardonagh Midco 2 PLC 12.75%.

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $809,988 and the net unrealized appreciation of investments based on that cost was $19,942 which is comprised of $30,828 aggregate gross unrealized appreciation and $10,886 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Common Stocks
Energy	$7	$-	$2,621
All Others	1,056	-	-
Corporate Bonds	-	812,875	-
Short-Term Investments	13,127	-	-
Warrants	244	-	-

Total Assets:	$14,434	$812,875	$2,621

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended December 31, 2021.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Maximum total return, consistent with prudent investment management.	Invest in a diversified portfolio of fixed income instruments of varying maturities and quality, and in derivatives designed to replicate such securities.	$1.3 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC (“Mason Street Advisors”), the investment adviser for the Multi-Sector Bond Portfolio (the “Portfolio”), has engaged Pacific Investment Management Company LLC (“PIMCO”) to act as sub-adviser for the Portfolio. Normally, the Portfolio invests in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration (a measure of the sensitivity of the Portfolio’s fixed income portfolio securities to changes in interest rates) of the Portfolio normally varies from three to eight years, based on the Portfolio’s forecast for interest rates. The Portfolio may invest all of its assets in high yield securities subject to a maximum of 10% of its total assets in securities rated below B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined to be of comparable quality (so called “junk bonds”). The Portfolio may invest, without limitation, in securities denominated in foreign currencies and U.S. dollar denominated securities of foreign issuers. In addition, the Portfolio may invest without limit in fixed income securities of issuers that are economically tied to emerging securities markets.

MARKET OVERVIEW

As markets adjusted to longer-than-expected pandemic-related restrictions and higher-than-expected inflation in 2021, asset class returns diverged. In the first half of 2021, global economic data continued to improve in most regions. The U.S. was a notable standout as consumer sentiment rose, the labor market improved and manufacturing rebounded strongly amid an increase in hiring and demand for goods. Inflation increased globally, while U.S. inflation in particular experienced a faster-than-expected acceleration, driven mainly by higher prices of used cars and pandemic-sensitive services. COVID-19 vaccinations continued to advance globally, although the spread of new COVID-19 variants underscored a key risk for the economic recovery, particularly in countries where vaccination rates remained low. In the second half of 2021, the global economic recovery continued at a slower pace but remained uneven across sectors. A rise in COVID-19 Delta and Omicron variant cases slowed U.S. services activity and weighed on job growth in the leisure and hospitality industries. Meanwhile, similar COVID-19 outbreaks in emerging market countries prolonged supply chain bottlenecks, particularly in the automobile industry. Equities broadly gained despite volatility related to elevated inflation risks, rising COVID-19 variant cases and expectations of multiple rate hikes in 2022. The latter contributed to rising front-end interest rates, which in turn spurred yield curve flattening. Within economies, growth remained varied across sectors given differing impacts of rising COVID-19 cases, supply chain disruptions and higher energy prices. In response to rising inflation, the central bank committed to tapering its asset purchases and signaled rate hikes in 2022.

PORTFOLIO RESULTS

The Portfolio returned (0.08%) for the twelve months ended December 31, 2021. By comparison, the Portfolio’s benchmark, the Bloomberg® Global Credit Hedged USD Index returned (0.41%). The Portfolio’s custom benchmark, comprised of 1/3 each: Bloomberg® Global Aggregate—Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; J.P. Morgan® EMBI Global (the “Equal Weighted Composite Index”), returned 0.62%. (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) According to Lipper® Analytical Services, Inc., an independent mutual fund ranking agency, the average return in 2021 of the Multi-Sector Income Funds peer group was 0.59%.

The largest contributor to the Portfolio’s performance was an overweight to non-agency mortgage-backed securities (MBS). Within corporate credit, an overweight to investment grade and high yield stocks in the Financials sector contributed positively to performance. During the year, the Portfolio’s credit exposure was partially obtained through the use of credit default swaps.

The primary detractor from the Portfolio’s return was an underweight exposure to external emerging market debt as spreads tightened. Additionally, select positioning in high yield stocks within the Industrials sector detracted.

PORTFOLIO MANAGER OUTLOOK

The following forward-looking comments are the opinion of PIMCO, the Portfolio’s sub-adviser.

Multi-Sector Bond Portfolio (unaudited)

Much of the global economy has transitioned quickly from an early cycle recovery to a mid-cycle expansion. In our view this necessitates a faster policy shift from the extraordinarily easy conditions that prevailed in 2020 and 2021. We expect developed market (“DM”) GDP growth to decelerate from a 5.0% annual average pace in 2021 to 4.0% in 2022. Rolling global outbreaks of the Delta variant in the second half of 2021 constrained output across various economies and will likely weigh on the projected annual average growth rates for 2022. We expect DM inflation to eventually moderate back toward the respective central bank targets by the end of 2022, but only after peaking at 5.1% in the fourth quarter of 2021. Finally, as a result of the magnitude and the persistence of the recent inflation increases, we also now expect an earlier start to DM central bank rate-increase cycles and have raised our expectations for the likely level of terminal rates in many emerging market economies.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Multi-Sector Bond Portfolio	-0.08%	5.28%	5.08%
Bloomberg Global Credit Hedged USD Index	-0.41%	4.74%	4.93%
1/3 each: Bloomberg® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JP Morgan® EMBI Global	0.62%	5.05%	5.53%
Lipper® Variable Insurance Products (VIP) Multi-Sector Income Funds	0.59%	4.20%	4.20%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance.

Investing in bonds issued by foreign corporations and governments carries additional risk, including foreign currency risk, and may increase the volatility of the Portfolio’s performance.

The Portfolio may use derivative instruments for hedging purposes or as alternatives to direct investments. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk of mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those instruments.

The Portfolio may invest a portion of its assets in fixed- and floating-rate loans, including senior loans, through loan participations and assignments. Investing in loans may expose the Portfolio to additional risks, including credit risk, interest rate risk, liquidity risk, call risk, settlement risk, and risks associated with being a lender. The Portfolio may also invest in municipal securities, which may be more sensitive to certain adverse conditions than other fixed income securities, may be or become illiquid, and may have yields which move differently and adversely compared to the yields of the overall debt securities markets.

Multi-Sector Bond Portfolio (unaudited)

The U.S. federal funds rate has been subject to frequent adjustments over the course of the last several years. A significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objectives. Active and frequent trading may cause higher brokerage expenses and other transaction costs, which may adversely affect performance.

Top 10 Fixed Income Holdings 12/31/21

Security Description	% of Net Assets
US Treasury, Various	14.3%
Petroleos Mexicanos, Various	1.9%
Deutsche Bank AG, Various	1.6%
Ford Motor Credit Co. LLC, Various	1.5%
UniCredit SpA, Various	1.4%
Republic of Indonesia, Various	1.3%
Turkey Government International Bond, Various	1.2%
Banca Monte dei Paschi di Siena SpA, Various	1.2%
Saudi International Bond, Various	1.2%
HSBC Holdings PLC, Various	1.2%

Sector Allocation 12/31/21

Sector	% of Net Assets
Corporate Bonds	59.3%
Governments	16.3%
Short-Term Investments & Other Net Assets	11.7%
Structured Products	7.4%
Bank Loan Obligations	4.2%
Municipal Bonds	0.7%
Convertible Corporate Bonds	0.4%
Common Stocks	0.0%

Sector Allocation and Top 10 Holdings are subject to change.

Multi-Sector Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Common Stocks (0.0%)	Shares/ Par +	Value $ (000’s)
Energy (0.0%)
Noble Corp. PLC *,ð	20,347	505
Noble Finance Co. *,Æ	2,440	61
Valaris, Ltd. *	1,429	51

Total		617

Total Common Stocks (Cost: $259)		617

Corporate Bonds (59.3%)

Basic Materials (2.4%)
ALROSA Finance SA 3.100%, 6/25/27 144A	8,500,000	8,558
4.650%, 4/9/24 144A	500,000	524
Georgia-Pacific LLC 8.875%, 5/15/31	200,000	309
INEOS Finance PLC 2.875%, 5/1/26 144A EUR ∞	2,700,000	3,098
2.875%, 5/1/26 EUR §,∞	3,400,000	3,902
INEOS Styrolution Group GmbH 2.250%, 1/16/27 144A EUR ∞	200,000	222
2.250%, 1/16/27 EUR §,∞	3,200,000	3,548
MMK International Capital DAC 4.375%, 6/13/24 144A	1,400,000	1,458
Sappi Papier Holding GmbH 3.125%, 4/15/26 EUR §,∞	200,000	230
Sasol Financing USA LLC 5.875%, 3/27/24	500,000	522
Syngenta Finance NV 4.441%, 4/24/23 144A	200,000	207
4.892%, 4/24/25 144A	5,900,000	6,336
5.182%, 4/24/28 144A	2,800,000	3,143

Total		32,057

Communications (6.4%)
Altice Financing SA 3.000%, 1/15/28 EUR §,∞	200,000	216
4.250%, 8/15/29 144A EUR ∞	2,300,000	2,558
5.750%, 8/15/29 144A	5,400,000	5,346
Altice France Holding SA 6.000%, 2/15/28 144A	1,700,000	1,624
8.000%, 5/15/27 EUR §,∞	1,000,000	1,203
Altice France SA 4.000%, 7/15/29 144A EUR ∞	1,850,000	2,075
4.000%, 7/15/29 EUR §,∞	1,400,000	1,570
4.250%, 10/15/29 144A EUR ∞	400,000	452
5.500%, 10/15/29 144A	800,000	788
8.125%, 2/1/27 144A	3,200,000	3,420
AT&T, Inc. 3.100%, 2/1/43	1,800,000	1,750
3.500%, 9/15/53	237,000	239
3.650%, 9/15/59 ß	6,663,000	6,729
3.800%, 12/1/57	115,000	120
Baidu, Inc.
3.875%, 9/29/23	200,000	208
CCO Holdings LLC / CCO Holdings Capital Corp.
4.250%, 2/1/31 144A	2,500,000	2,522

Corporate Bonds (59.3%)	Shares/ Par +	Value $ (000’s)

Communications continued
4.500%, 6/1/33 144A	800,000	816
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.200%, 3/15/28	1,700,000	1,862
4.800%, 3/1/50	200,000	224
5.125%, 7/1/49 ß	3,300,000	3,828
5.375%, 4/1/38	100,000	119
CommScope, Inc. 4.750%, 9/1/29 144A	5,700,000	5,665
Connect Finco SARL / Connect US Finco LLC 6.750%, 10/1/26 144A	1,800,000	1,892
Deutsche Telekom International Finance 8.750%, 6/15/30	475,000	690
DISH DBS Corp. 5.750%, 12/1/28 144A	5,200,000	5,252
Iliad Holding SASU 6.500%, 10/15/26 144A	2,700,000	2,837
Intelsat Jackson Holdings SA 5.500%, 8/1/23 *,j	700,000	317
6.500%, 12/1/29 144A Æ	703,000	702
8.500%, 10/15/24 144A *,j	200,000	92
9.750%, 7/15/25 144A *,j	100,000	46
Lumen Technologies, Inc. 4.000%, 2/15/27 144A	100,000	101
Sprint Corp. 7.125%, 6/15/24	100,000	112
7.875%, 9/15/23 ß	6,400,000	7,048
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 5.152%, 3/20/28 144A	1,300,000	1,433
Summer (BC) Bidco B LLC 5.500%, 10/31/26 144A	400,000	410
Time Warner Cable LLC 5.875%, 11/15/40	300,000	374
6.750%, 6/15/39	200,000	273
UPC Broadband Finco BV 4.875%, 7/15/31 144A	4,800,000	4,896
Virgin Media Secured Finance PLC 4.125%, 8/15/30 GBP §,∞	1,200,000	1,600
4.250%, 1/15/30 GBP §,∞	3,200,000	4,285
5.000%, 4/15/27 GBP §,∞	500,000	696
VMED O2 UK Financing I PLC 3.250%, 1/31/31 EUR §,∞	1,200,000	1,354
4.000%, 1/31/29 144A GBP ∞	2,600,000	3,445
4.500%, 7/15/31 144A GBP ∞	400,000	539
4.750%, 7/15/31 144A	1,100,000	1,114
Vodafone Group PLC 7.000%, (USD 5 Year Swap Rate plus 4.873%), 4/4/79	1,700,000	2,056

Total		84,898

Consumer, Cyclical (9.7%)
Adient Global Holdings, Ltd. 3.500%, 8/15/24 EUR §,∞	400,000	461

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (59.3%)	Shares/ Par +	Value $ (000’s)

Consumer, Cyclical continued
Air Canada Pass-Through Trust, Series 2020-2, Class A 5.250%, 10/1/30 144A	874,297	951
Alaska Airlines Pass-Through Trust, Series 2020-1, Class A 4.800%, 2/15/29 144A	184,322	201
American Airlines Pass-Through Trust, Series 2014-1, Class A 3.700%, 4/1/28	187,610	190
American Airlines Pass-Through Trust, Series 2015-1, Class A 3.375%, 11/1/28	338,186	335
American Airlines Pass-Through Trust, Series 2016-1, Class AA 3.575%, 7/15/29	838,059	851
American Airlines Pass-Through Trust, Series 2017-2, Class AA 3.350%, 4/15/31	162,114	165
BMW Finance NV 2.250%, 8/12/22 144A	400,000	404
British Airways Pass-Through Trust, Series 2020-1, Class A 2.900%, 9/15/36 144A	399,962	398
4.250%, 5/15/34 144A	114,838	122
Caesars Entertainment, Inc. 5.750%, 7/1/25 144A	7,300,000	7,623
Delta Air Lines, Inc. 7.000%, 5/1/25 144A	877,000	1,003
Delta Air Lines, Inc./SkyMiles IP, Ltd. 4.500%, 10/20/25 144A	300,000	315
Ford Motor Co. 3.250%, 2/12/32	400,000	410
Ford Motor Credit Co. LLC 0.068%, (Euribor 3 Month ACT/360 plus 0.420%), 12/7/22 EUR ∞	400,000	454
0.130%, (Euribor 3 Month ACT/360 plus 0.700%), 12/1/24 EUR ∞	1,300,000	1,457
0.167%, (Euribor 3 Month ACT/360 plus 0.730%), 11/15/23 EUR ∞	100,000	113
1.391%, (ICE LIBOR USD 3 Month plus 1.235%), 2/15/23	600,000	599
1.744%, 7/19/24 EUR ∞	200,000	231
2.330%, 11/25/25 EUR ∞	100,000	118
2.386%, 2/17/26 EUR ∞	100,000	119
2.700%, 8/10/26	1,800,000	1,816
2.748%, 6/14/24 GBP ∞	700,000	953
3.021%, 3/6/24 EUR ∞	900,000	1,068
3.096%, 5/4/23	500,000	509
3.250%, 9/15/25 EUR ∞	300,000	366
3.264%, (ICE LIBOR USD 3 Month plus 3.140%), 1/7/22	200,000	200
3.350%, 11/1/22	1,400,000	1,418
3.625%, 6/17/31 ß	2,900,000	3,053
3.815%, 11/2/27	300,000	317
4.063%, 11/1/24 ß	3,200,000	3,367
4.134%, 8/4/25	200,000	212
4.389%, 1/8/26	800,000	862
4.535%, 3/6/25 GBP ∞	100,000	143
5.584%, 3/18/24	600,000	646
5.596%, 1/7/22	1,500,000	1,501

Corporate Bonds (59.3%)	Shares/ Par +	Value $ (000’s)

Consumer, Cyclical continued
Fortune Star BVI, Ltd. 5.050%, 1/27/27 §	2,000,000	1,916
General Motors Financial Co., Inc. 5.100%, 1/17/24	1,200,000	1,287
IHO Verwaltungs GmbH 3.625%, 5/15/25 EUR §,∞	800,000	922
3.750%, 9/15/26 EUR §,∞	5,100,000	5,896
Jaguar Land Rover Automotive PLC 3.875%, 3/1/23 GBP §,∞	2,500,000	3,410
4.500%, 7/15/28 144A EUR ∞	200,000	232
5.875%, 11/15/24 EUR §,∞	2,300,000	2,826
JetBlue Airways Corp. 4.000%, 5/15/34	841,107	907
John Lewis PLC 4.250%, 12/18/34 GBP §,∞	1,000,000	1,380
Las Vegas Sands Corp. 3.500%, 8/18/26	100,000	101
3.900%, 8/8/29	100,000	101
Marks & Spencer PLC 4.500%, 7/10/27 GBP §,∞	400,000	560
6.000%, 6/12/25 GBP §,∞	1,000,000	1,461
Mattel, Inc. 3.375%, 4/1/26 144A	100,000	103
Melco Resorts Finance, Ltd. 4.875%, 6/6/25 144A	5,700,000	5,615
5.375%, 12/4/29 144A	700,000	679
MGM Resorts International 7.750%, 3/15/22 ß	6,400,000	6,480
Mitchells & Butlers Finance PLC 0.548%, (ICE LIBOR GBP 3 Month plus 0.450%), 12/15/30 GBP §,∞	1,055,384	1,336
0.653%, (ICE LIBOR USD 3 Month plus 0.450%), 12/15/30 §	191,888	178
6.469%, 9/15/32 GBP §,∞	200,000	300
Nissan Motor Acceptance Corp. 2.000%, 3/9/26 144A	400,000	394
Nissan Motor Co., Ltd. 2.652%, 3/17/26 EUR §,∞	100,000	122
3.201%, 9/17/28 144A EUR ∞	500,000	634
4.345%, 9/17/27 144A	6,400,000	6,909
4.810%, 9/17/30 144A	500,000	559
Pinnacle Bidco PLC 5.500%, 2/15/25 EUR §,∞	100,000	116
6.375%, 2/15/25 GBP §,∞	400,000	547
Renault SA 1.250%, 6/24/25 EUR §,∞	900,000	1,006
2.375%, 5/25/26 EUR §,∞	4,800,000	5,499
Royal Caribbean Cruises, Ltd. 9.125%, 6/15/23 144A	1,100,000	1,163
Sands China, Ltd.
2.300%, 3/8/27 144A	400,000	377
3.250%, 8/8/31 144A	1,100,000	1,034
3.800%, 1/8/26	1,700,000	1,709
5.400%, 8/8/28 ß	3,200,000	3,445
Southwest Airlines Co. 5.125%, 6/15/27	1,000,000	1,143
5.250%, 5/4/25	1,000,000	1,111
Toll Brothers Finance Corp. 4.350%, 2/15/28	100,000	110
4.875%, 3/15/27	1,200,000	1,343

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (59.3%)	Shares/ Par +	Value $ (000’s)

Consumer, Cyclical continued
Travis Perkins PLC 4.500%, 9/7/23 GBP §,∞	1,900,000	2,656
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000%, 10/11/27	642,511	672
United Airlines Pass-Through Trust, Series 2019-2, Class A 2.900%, 11/1/29	93,008	92
United Airlines Pass-Through Trust, Series 2020-1, Class A 5.875%, 4/15/29 ß	2,619,570	2,869
US Airways Pass-Through Trust, Series 2012-1, Class A 5.900%, 4/1/26	683,206	716
Volkswagen Bank GmbH 1.250%, 6/10/24 EUR §,∞	3,000,000	3,512
Volkswagen Financial Services Aktiengesellschaft 0.875%, 4/12/23 EUR §,∞	200,000	230
Volkswagen International Finance NV 3.875%, (9 Year EUR Annual Swap Rate plus 3.958%), 6/17/29 EUR §,µ,∞	2,100,000	2,595
Volkswagen Leasing GmbH 2.625%, 1/15/24 EUR §,∞	1,800,000	2,157
Wynn Macau, Ltd. 4.875%, 10/1/24 144A	4,100,000	3,854
5.125%, 12/15/29 144A	1,100,000	999
5.500%, 1/15/26 144A	200,000	188
5.500%, 1/15/26 §	500,000	470
5.500%, 10/1/27 144A	200,000	186
5.500%, 10/1/27 §	200,000	186
5.625%, 8/26/28 144A	300,000	278
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125%, 10/1/29 144A	800,000	812
ZF Europe Finance BV 2.000%, 2/23/26 EUR §,∞	2,000,000	2,287
ZF Finance GmbH 2.750%, 5/25/27 EUR §,∞	4,300,000	5,016
3.750%, 9/21/28 EUR §,∞	2,000,000	2,453

Total		128,090

Consumer, Non-cyclical (3.6%)
AA Bond Co., Ltd. 2.750%, 7/31/43 GBP §,∞	100,000	136
4.875%, 7/31/43 GBP §,∞	1,200,000	1,704
AbbVie, Inc. 1.500%, 11/15/23 EUR ∞	400,000	469
Abertis Infraestructuras SA 1.625%, 7/15/29 EUR §,∞	500,000	588
1.875%, 3/26/32 EUR §,∞	600,000	713
3.000%, 3/27/31 EUR §,∞	600,000	783
3.375%, 11/27/26 GBP §,∞	2,100,000	3,006
Albion Financing 1 SARL / Aggreko
Holdings, Inc. 6.125%, 10/15/26 144A	300,000	303
Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas LuxCo 4 SARL 3.625%, 6/1/28 144A EUR ∞	1,400,000	1,556

Corporate Bonds (59.3%)	Shares/ Par +	Value $ (000’s)

Consumer, Non-cyclical continued
Atlantia SpA 1.625%, 2/3/25 EUR §,∞	1,200,000	1,387
1.875%, 7/13/27 EUR §,∞	400,000	469
1.875%, 2/12/28 EUR §,∞	4,400,000	5,127
Bacardi, Ltd. 4.700%, 5/15/28 144A	2,900,000	3,280
BAT Capital Corp. 3.222%, 8/15/24	100,000	104
3.557%, 8/15/27	500,000	524
Bausch Health Cos., Inc. 4.875%, (ICE LIBOR USD 3 Month plus 3.000%), 6/1/28 144A	300,000	306
Bellis Acquisition Co. PLC 3.250%, 2/16/26 144A GBP ∞	4,000,000	5,205
Centene Corp. 4.250%, 12/15/27	200,000	209
4.625%, 12/15/29	500,000	539
Constellation Brands, Inc. 3.700%, 12/6/26	200,000	216
Coty, Inc. 4.000%, 4/15/23 EUR §,∞	1,880,000	2,145
5.000%, 4/15/26 144A	2,900,000	2,987
CVS Pass-Through Trust 4.704%, 1/10/36 144A	375,584	422
5.926%, 1/10/34 144A	631,162	749
7.507%, 1/10/32 144A	63,994	79
DaVita HealthCare Partners, Inc. 4.625%, 6/1/30 144A	1,900,000	1,945
HCA, Inc. 4.750%, 5/1/23 ß	2,655,000	2,781
Imperial Brands Finance PLC 3.500%, 7/26/26 144A	200,000	210
Loxam SAS 2.875%, 4/15/26 EUR §,∞	100,000	113
3.250%, 1/14/25 EUR §,∞	900,000	1,027
Nielsen Finance LLC / Nielsen Finance Co. 4.500%, 7/15/29 144A	600,000	590
4.750%, 7/15/31 144A	900,000	889
Organon Finance 1 LLC 2.875%, 4/30/28 144A EUR ∞	400,000	459
4.125%, 4/30/28 144A	1,100,000	1,118
Perrigo Finance Unlimited Co. 3.900%, 6/15/30	200,000	203
Q-Park Holding I BV 1.500%, 3/1/25 EUR §,∞	1,200,000	1,317
2.000%, 3/1/27 EUR §,∞	2,000,000	2,147
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.750%, 12/1/26 144A	500,000	528
Teva Pharmaceutical Finance Netherlands II BV 4.500%, 3/1/25 EUR ∞	800,000	944

Total		47,277

Diversified (0.0%)
Stena International SA 6.125%, 2/1/25 144A	400,000	410

Total		410

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (59.3%)	Shares/ Par +	Value $ (000’s)

Energy (8.7%)
Aker BP ASA 3.750%, 1/15/30 144A	400,000	424
Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.625%, 7/15/26 144A	100,000	103
Boardwalk Pipelines LP 3.400%, 2/15/31	200,000	206
CGG SA 7.750%, 4/1/27 EUR §,∞	200,000	226
8.750%, 4/1/27 144A	3,400,000	3,357
Cheniere Corpus Christi Holdings LLC 5.125%, 6/30/27	100,000	113
Cheniere Energy Partners LP 4.000%, 3/1/31	1,400,000	1,469
Constellation Oil Services Holding SA 10.000%, 11/9/24 144A	253,248	69
Continental Resources, Inc. 4.375%, 1/15/28	1,400,000	1,513
El Paso Natural Gas Co. LLC 8.375%, 6/15/32	200,000	286
Enable Midstream Partners LP 4.950%, 5/15/28	1,200,000	1,331
Energy Transfer LP 2.900%, 5/15/25	100,000	103
3.600%, 2/1/23	100,000	102
3.750%, 5/15/30	200,000	212
5.000%, 5/15/50	200,000	230
5.250%, 4/15/29	100,000	115
6.050%, 6/1/41	100,000	122
6.500%, 2/1/42	300,000	386
6.625%, 10/15/36	500,000	633
7.500%, 7/1/38	1,700,000	2,343
EQT Corp. 6.625%, 2/1/25 ß	5,500,000	6,201
Gazprom Neft OAO Via GPN Capital SA 6.000%, 11/27/23 §	3,000,000	3,207
Gazprom PJSC via Gaz Finance PLC 3.500%, 7/14/31 §	600,000	578
Gray Oak Pipeline LLC 3.450%, 10/15/27 144A	500,000	522
Greenko Solar Mauritius, Ltd. 5.550%, 1/29/25 144A	1,000,000	1,020
Kinder Morgan Energy Partners LP 6.550%, 9/15/40 ß	2,382,000	3,199
Kinder Morgan, Inc. 7.750%, 1/15/32	1,216,000	1,708
Midwest Connector Capital Co. LLC 3.625%, 4/1/22 144A	300,000	301
3.900%, 4/1/24 144A	200,000	207
MPLX LP 4.250%, 12/1/27	100,000	111
Newfield Exploration Co. 5.625%, 7/1/24	2,100,000	2,312
NGPL PipeCo LLC 7.768%, 12/15/37 144A	3,900,000	5,460
Noble Corp. PLC 11.000%, 2/15/28 144A	32,532	36
11.000%, 2/15/28	45,537	50
NuStar Logistics LP 5.625%, 4/28/27	1,400,000	1,480

Corporate Bonds (59.3%)	Shares/ Par +	Value $ (000’s)

Energy continued
6.000%, 6/1/26	200,000	217
Occidental Petroleum Corp. 3.200%, 8/15/26	400,000	412
3.400%, 4/15/26	500,000	513
5.500%, 12/1/25 ß	4,300,000	4,770
5.875%, 9/1/25	700,000	772
Odebrecht Drilling Norbe VIII/IX, Ltd. 7.350%, 12/1/26 §,Þ	1,685,599	919
Odebrecht Oil & Gas Finance, Ltd. 0.000%, 2/11/22 §,µ	782,000	5
Patterson-UTI Energy, Inc. 5.150%, 11/15/29	600,000	609
Pertamina Persero PT 6.500%, 11/7/48 144A	3,800,000	5,077
Petrobras Global Finance BV 5.375%, 10/1/29 GBP ∞	1,800,000	2,546
5.500%, 6/10/51	100,000	93
6.250%, 12/14/26 GBP ∞	200,000	293
6.625%, 1/16/34 GBP ∞	300,000	448
6.900%, 3/19/49	300,000	320
Petroleos de Venezuela SA 5.375%, 4/12/27 §,∞j	6,500,000	252
5.500%, 4/12/37 §,∞j	4,300,000	167
Petroleos Mexicanos 2.750%, 4/21/27 EUR §,∞	1,100,000	1,160
4.750%, 2/26/29 EUR §,∞	3,500,000	3,925
4.875%, 2/21/28 EUR §,∞	600,000	683
5.625%, 1/23/46	378,000	311
5.950%, 1/28/31 ß	4,300,000	4,178
6.350%, 2/12/48	100,000	86
6.625%, 6/15/35 ß	4,200,000	4,035
6.625%, 6/15/38	2,000,000	1,830
6.700%, 2/16/32 144A	4,536,000	4,581
6.750%, 9/21/47 ß	2,900,000	2,574
7.690%, 1/23/50	1,880,000	1,814
Petrorio Luxembourg SARL 6.125%, 6/9/26 144A	200,000	201
Plains All American Pipeline LP / PAA Finance Corp. 4.900%, 2/15/45	1,100,000	1,194
6.650%, 1/15/37	277,000	356
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.838%, 9/30/27 144A	2,109,560	2,363
Regency Energy Partners LP / Regency Energy Finance Corp. 4.500%, 11/1/23	300,000	314
5.000%, 10/1/22	1,100,000	1,122
Rio Oil Finance Trust, Series 2014-1 9.250%, 7/6/24 144A	919,774	986
9.250%, 7/6/24 §	804,802	863
Rio Oil Finance Trust, Series 2014-3 9.750%, 1/6/27 §	355,221	407
SA Global Sukuk, Ltd. 2.694%, 6/17/31 144A	500,000	503
Sabine Pass Liquefaction LLC 4.500%, 5/15/30	700,000	790
5.625%, 3/1/25 ß	4,900,000	5,440
5.750%, 5/15/24	800,000	870
5.875%, 6/30/26	400,000	459

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (59.3%)	Shares/ Par +	Value $ (000’s)

Energy continued
Santos Finance, Ltd. 3.649%, 4/29/31 144A	700,000	713
Southwestern Energy Co. 5.375%, 2/1/29	100,000	106
Tallgrass Energy Partners LP 5.500%, 1/15/28 144A	8,400,000	8,327
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.500%, 3/1/30	1,200,000	1,311
Transocean Guardian, Ltd. 5.875%, 1/15/24 144A	1,373,500	1,301
Transocean Poseidon, Ltd. 6.875%, 2/1/27 144A	200,000	193
Valaris, Ltd. 8.250%, 4/30/28	10,000	10
Western Midstream Operating, LP 4.350%, 2/1/25	1,200,000	1,254
Williams Partners LP 3.600%, 3/15/22	2,500,000	2,502

Total		113,910

Financial (22.9%)
ADLER Group SA 1.875%, 1/14/26 EUR §,∞	1,100,000	1,049
2.750%, 11/13/26 EUR §,∞	1,400,000	1,339
ADLER Real Estate AG 2.125%, 2/6/24 EUR §,∞	4,900,000	5,132
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.150%, 2/15/24 ß	3,600,000	3,713
3.650%, 7/21/27	500,000	527
4.450%, 4/3/26	900,000	978
4.625%, 10/15/27	500,000	553
4.875%, 1/16/24	1,200,000	1,276
Aircastle, Ltd. 2.850%, 1/26/28 144A	600,000	603
4.250%, 6/15/26	300,000	321
5.250%, 8/11/25 144A	2,400,000	2,639
Ally Financial, Inc. 3.050%, 6/5/23	400,000	410
8.000%, 11/1/31	1,371,000	1,941
Antares Holdings LP 2.750%, 1/15/27 144A	250,000	245
Athora Netherlands NV 2.375%, 5/17/24 EUR §,∞	700,000	825
7.000%, (5 Year EUR Annual Swap Rate plus 6.463%), 6/19/25 EUR §,µ,∞	200,000	254
Atrium European Real Estate, Ltd. 3.000%, 9/11/25 EUR §,∞	3,439,000	4,017
Aviation Capital Group LLC 5.500%, 12/15/24 144A	1,000,000	1,094
Avolon Holdings Funding, Ltd. 2.528%, 11/18/27 144A	2,173,000	2,111
Banca Monte dei Paschi di Siena SpA 1.875%, 1/9/26 EUR §,∞	300,000	332
2.625%, 4/28/25 EUR §,∞	3,300,000	3,753
3.625%, 9/24/24 EUR §,∞	3,800,000	4,396
5.375%, (5 Year EUR Annual Swap Rate plus 5.005%), 1/18/28 EUR §,∞	7,100,000	6,317
8.000%, (5 Year EUR Annual Swap Rate plus 8.149%), 1/22/30 EUR §,∞	500,000	469

Corporate Bonds (59.3%)	Shares/ Par +	Value $ (000’s)

Financial continued
8.500%, (5 Year EUR Annual Swap Rate plus 8.917%), 9/10/30 EUR §,∞	800,000	775
Banco Bilbao Vizcaya Argentaria SA 6.000%, (5 Year EUR Annual Swap Rate plus 6.039%), 3/29/24 EUR §,µ,∞	1,600,000	1,951
Banco Bradesco SA 2.850%, 1/27/23 144A	600,000	606
Banco BTG Pactual SA 4.500%, 1/10/25 144A	500,000	504
Banco de Sabadell SA 1.125%, (1 Year EUR Annual Swap Rate plus 1.550%), 3/11/27 EUR §,∞	200,000	232
1.750%, 5/10/24 EUR §,∞	900,000	1,049
Banco do Brasil SA 4.625%, 1/15/25 144A	1,100,000	1,147
Banco Votorantim SA 4.500%, 9/24/24 §	200,000	208
Bank of America Corp. 3.419%, (ICE LIBOR USD 3 Month plus 1.040%), 12/20/28	973,000	1,039
5.875%, (ICE LIBOR USD 3 Month plus 2.931%), 3/15/28 µ,ß	4,500,000	5,006
Bank of Ireland Group PLC 7.500%, (5 Year EUR Annual Swap Rate plus 7.924%), 5/19/25 EUR §,µ,∞	1,700,000	2,228
Barclays Bank PLC 7.625%, 11/21/22	488,000	515
Barclays PLC 2.375%, (GBP Swap Semi-Annual 1 Year plus 1.597%), 10/6/23 GBP §,∞	200,000	273
3.250%, 2/12/27 GBP §,∞	1,500,000	2,143
3.375%, (1 Year EUR Annual Swap Rate plus 3.700%), 4/2/25 EUR §,∞	1,200,000	1,464
3.650%, 3/16/25 ß	3,100,000	3,274
6.125%, (US Treasury Yield Curve Rate
T Note Constant Maturity 5 Year plus 5.867%), 12/15/25 µ	500,000	541
7.875%, (5 Year GBP Swap Rate plus
6.099%), 9/15/22 GBP §,µ,∞	400,000	564
7.875%, (5 Year GBP Swap Rate plus
6.772%), 3/15/22 GBP §,µ,∞	900,000	910
BNP Paribas SA 1.904%, (US SOFR plus 1.609%), 9/30/28 144A	1,700,000	1,660
2.219%, (US SOFR plus 2.074%), 6/9/26 144A	200,000	202
4.705%, (ICE LIBOR USD 3 Month plus
2.235%), 1/10/25 144A	5,800,000	6,175
BPCE SA 2.375%, 1/14/25 144A	200,000	203
CaixaBank SA 6.750%, (5 Year EUR Annual Swap Rate plus 6.498%), 12/31/99 EUR §,µ,∞	200,000	253
Cantor Fitzgerald LP 4.875%, 5/1/24 144A	100,000	107
6.500%, 6/17/22 144A	200,000	205
Chubb INA Holdings, Inc. 0.875%, 6/15/27 EUR ∞	200,000	233
CIT Group, Inc. 5.000%, 8/15/22	272,000	278
5.000%, 8/1/23	100,000	106

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (59.3%)	Shares/ Par +	Value $ (000’s)

Financial continued
Citigroup, Inc. 1.250%, (Euribor 3 Month ACT/360 plus
1.660%), 7/6/26 EUR §,∞	200,000	235
3.400%, 5/1/26	400,000	429
Corestate Capital Holding SA 3.500%, 4/15/23 EUR §,∞	700,000	696
Country Garden Holdings Co., Ltd. 3.125%, 10/22/25 §	4,600,000	4,049
4.750%, 1/17/23 §	1,200,000	1,170
6.500%, 4/8/24 §	600,000	586
CPI Property Group SA 1.625%, 4/23/27 EUR §,∞	700,000	811
2.125%, 10/4/24 EUR §,∞	400,000	473
4.750%, 3/8/23 §	1,300,000	1,351
Credit Agricole SA 1.907%, (SOFR Index plus
1.676%), 6/16/26 144A	500,000	501
Credit Suisse AG 6.500%, 8/8/23 144A	7,400,000	7,964
6.500%, 8/8/23 §	1,700,000	1,830
DAE Sukuk (DIFC), Ltd. 3.750%, 2/15/26 144A	1,000,000	1,031
Deutsche Bank AG 1.375%, (Euribor 3 Month ACT/360 plus
1.500%), 2/17/32 EUR §,∞	2,500,000	2,839
1.625%, 1/20/27 EUR §,∞	100,000	119
1.750%, (Euribor 3 Month ACT/360 plus
2.050%), 11/19/30 EUR §,∞	6,700,000	7,918
2.625%, 12/16/24 GBP §,∞	500,000	690
3.035%, (US SOFR plus 1.718%), 5/28/32	200,000	202
3.547%, (US SOFR plus 3.043%), 9/18/31	1,300,000	1,368
3.729%, (US SOFR plus 2.757%), 1/14/32	1,500,000	1,533
5.625%, (5 Year EUR Annual Swap Rate plus 6.000%), 5/19/31 EUR §,∞	4,500,000	6,001
5.882%, (US SOFR plus 5.438%), 7/8/31	400,000	469
The Doctors Co. 6.500%, 10/15/23 144A	300,000	316
Erste Group Bank AG
6.500%, (5 Year EUR Annual Swap Rate plus 6.204%), 12/31/99 EUR §,µ,∞	600,000	752
Fairfax Financial Holdings, Ltd.
2.750%, 3/29/28 144A EUR ∞	500,000	617
2.750%, 3/29/28 EUR §,∞	1,200,000	1,481
Fidelity National Financial, Inc. 3.400%, 6/15/30	200,000	211
Freedom Mortgage Corp. 6.625%, 1/15/27 144A	500,000	489
7.625%, 5/1/26 144A	2,100,000	2,145
8.125%, 11/15/24 144A	3,690,000	3,736
8.250%, 4/15/25 144A	782,000	801
Globalworth Real Estate Investments, Ltd. 3.000%, 3/29/25 EUR §,∞	3,900,000	4,669
GLP Capital LP / GLP Financing II, Inc. 3.350%, 9/1/24	100,000	104
5.750%, 6/1/28	400,000	462
The Goldman Sachs Group, Inc. 0.002%, (Euribor 3 Month ACT/360 plus
0.550%), 4/21/23 EUR §,∞	900,000	1,026
0.077%, (Euribor 3 Month ACT/360 plus
0.620%), 9/26/23 EUR §,∞	300,000	342

Corporate Bonds (59.3%)	Shares/ Par +	Value $ (000’s)

Financial continued
2.125%, 9/30/24 EUR §,∞	1,200,000	1,442
3.375%, 3/27/25 EUR §,∞	200,000	251
Growthpoint Properties International Pty, Ltd. 5.872%, 5/2/23 144A	300,000	308
5.872%, 5/2/23 §	5,800,000	5,963
Hospitality Properties Trust 4.350%, 10/1/24	200,000	196
4.750%, 10/1/26 ß	4,900,000	4,765
HSBC Holdings PLC 1.645%, (US SOFR plus 1.538%), 4/18/26	200,000	198
2.099%, (US SOFR plus 1.929%), 6/4/26	200,000	201
2.804%, (US SOFR plus
1.187%), 5/24/32 ß	3,300,000	3,310
3.900%, 5/25/26 ß	2,600,000	2,804
3.973%, (ICE LIBOR USD 3 Month plus
1.610%), 5/22/30 ß	4,900,000	5,315
4.000%, (US Treasury Yield Curve Rate
T Note Constant Maturity 5 Year plus 3.222%), 3/9/26 µ	200,000	199
4.300%, 3/8/26 ß	3,000,000	3,287
Huarong Finance 2019 Co., Ltd. 1.295%, (ICE LIBOR USD 3 Month plus
1.125%), 2/24/23 §	3,800,000	3,705
2.125%, 9/30/23 §	1,100,000	1,082
2.500%, 2/24/23 §	800,000	794
Huarong Finance II Co., Ltd. 5.000%, 11/19/25 §	400,000	415
ING Groep NV 5.750%, (US Treasury Yield Curve Rate
T Note Constant Maturity 5 Year plus 4.342%), 11/16/26 µ	1,800,000	1,937
6.750%, (5 Year ICE Swap Rate plus
4.204%), 4/16/24 §,µ	900,000	970
6.875%, (5 Year ICE Swap Rate plus
5.124%), 4/16/22 §,µ	200,000	203
International Lease Finance Corp. 5.875%, 8/15/22	400,000	412
8.625%, 1/15/22	400,000	401
Intesa Sanpaolo SpA 3.250%, 9/23/24 144A	300,000	312
4.000%, 9/23/29 144A	200,000	214
5.017%, 6/26/24 144A	2,700,000	2,893
5.500%, (5 Year EUR Annual Swap Rate plus 5.848%), 3/1/28 EUR §,µ,∞	4,050,000	5,026
5.875%, (5 Year EUR Annual Swap Rate plus 6.086%), 9/1/31 EUR §,µ,∞	900,000	1,168
Itau Unibanco Holding SA 2.900%, 1/24/23 144A	200,000	202
Jefferies Finance LLC / JFIN Co-Issuer Corp. 5.000%, 8/15/28 144A	1,500,000	1,537
Kaisa Group Holdings, Ltd. 9.375%, 6/30/24 §	400,000	104
9.750%, 9/28/23 §	600,000	153
10.500%, 1/15/25 §	1,100,000	283
10.875%, 7/23/23 §	400,000	102
11.250%, 4/16/25 §	3,500,000	901
11.650%, 6/1/26 §	1,000,000	255
Kennedy Wilson, Inc. 4.750%, 2/1/30	1,800,000	1,825

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (59.3%)	Shares/ Par +	Value $ (000’s)

Financial continued
LeasePlan Corp. NV 2.875%, 10/24/24 144A	300,000	309
Liberty Mutual Finance Europe DAC 1.750%, 3/27/24 EUR §,∞	100,000	118
Lincoln Financing SARL 3.625%, 4/1/24 EUR §,∞	5,600,000	6,414
Lloyds Banking Group PLC 1.875%, (1 Year UK Gilts plus 1.300%), 1/15/26 GBP §,∞	500,000	681
2.250%, 10/16/24 GBP §,∞	1,400,000	1,930
3.500%, (1 Year EUR Annual Swap Rate plus 3.750%), 4/1/26 EUR §,∞	200,000	251
4.450%, 5/8/25 ß	2,800,000	3,041
Logicor Financing SARL 3.250%, 11/13/28 EUR §,∞	600,000	775
Marsh & McLennan Cos., Inc. 1.349%, 9/21/26 EUR ∞	100,000	119
Morgan Stanley 4.000%, 7/23/25 ß	3,600,000	3,901
Nationwide Building Society 4.363%, (ICE LIBOR USD 3 Month plus 1.392%), 8/1/24 144A	4,500,000	4,713
NatWest Group PLC 2.000%, (Euribor 3 Month ACT/360 plus 2.039%), 3/8/23 EUR §,∞	1,600,000	1,829
2.500%, 3/22/23 EUR §,∞	100,000	118
4.519%, (ICE LIBOR USD 3 Month plus 1.550%), 6/25/24	200,000	209
4.800%, 4/5/26 ß	2,800,000	3,114
4.892%, (ICE LIBOR USD 3 Month plus 1.754%), 5/18/29 ß	3,700,000	4,232
6.000%, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year plus 5.625%), 12/29/25 µ	500,000	547
New Metro Global, Ltd. 4.500%, 5/2/26 §	1,700,000	1,442
NN Group NV 4.500%, (Euribor 3 Month ACT/360 plus 4.000%), 1/15/26 EUR §,µ,∞	2,600,000	3,334
OMEGA Healthcare Investors, Inc. 4.500%, 1/15/25	100,000	107
4.950%, 4/1/24	100,000	107
OneMain Finance Corp. 3.500%, 1/15/27	1,100,000	1,088
4.000%, 9/15/30	700,000	688
Oxford Finance LLC / Oxford Finance Co- Issuer II, Inc. 6.375%, 12/15/22 144A	200,000	200
Pacific Life Global Funding II 1.200%, 6/24/25 144A	200,000	198
Park Aerospace Holdings, Ltd. 4.500%, 3/15/23 144A	3,900,000	4,025
5.500%, 2/15/24 144A	112,000	120
RLJ Lodging Trust LP 3.750%, 7/1/26 144A	200,000	201
Santander UK Group Holdings PLC 0.307%, (Euribor 3 Month ACT/360 plus 0.850%), 3/27/24 EUR §,∞	400,000	459
2.896%, (US SOFR plus 1.475%), 3/15/32	800,000	808
3.823%, (ICE LIBOR USD 3 Month plus 1.400%), 11/3/28 ß	4,000,000	4,293

Corporate Bonds (59.3%)	Shares/ Par +	Value $ (000’s)

Financial continued
6.750%, (GBP Swap Semi-Annual 5 Year plus 5.792%), 6/24/24 GBP §,µ, ∞	1,390,000	2,025
Sberbank of Russia Via SB Capital SA 5.250%, 5/23/23 §	4,500,000	4,657
6.125%, 2/7/22 §	1,700,000	1,704
Seazen Group, Ltd. 6.000%, 8/12/24 §	200,000	169
Sitka Holdings LLC 5.250%, (ICE LIBOR USD 3 Month plus 4.500%), 7/6/26 144A	600,000	614
Societe Generale SA 7.375%, (USD 5 Year Swap Rate plus 4.302%), 10/4/23 144A µ	300,000	322
Springleaf Finance Corp. 6.125%, 3/15/24 ß	2,500,000	2,651
6.875%, 3/15/25	1,900,000	2,114
7.125%, 3/15/26	1,700,000	1,938
Standard Chartered PLC 7.500%, (USD 5 Year Swap Rate plus 6.301%), 4/2/22 144A µ	200,000	203
Sunac China Holdings, Ltd. 5.950%, 4/26/24 §	2,000,000	1,280
6.650%, 8/3/24 §	600,000	383
7.250%, 6/14/22 §	2,800,000	2,107
8.350%, 4/19/23 §	1,600,000	1,052
Synovus Bank 2.289%, (US SOFR plus 0.945%), 2/10/23	250,000	250
Tesco Property Finance 3 PLC 5.744%, 4/13/40 GBP §, ∞	94,001	164
Tesco Property Finance 6 PLC 5.411%, 7/13/44 GBP §, ∞	2,599,667	4,456
TP ICAP PLC 5.250%, 1/26/24 GBP §,∞	3,700,000	5,337
Trust Fibra Uno 6.390%, 1/15/50 144A	200,000	233
UBS AG 7.625%, 8/17/22	2,400,000	2,493
UBS Group Funding AG 4.125%, 9/24/25 144A	700,000	756
UniCredit SpA 2.200%, (Euribor 3 Month ACT/360 plus 2.550%), 7/22/27 EUR §,∞	300,000	360
2.569%, (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.300%), 9/22/26 144A	2,900,000	2,894
4.027%, (ICE LIBOR USD 3 Month plus 3.900%), 1/14/22 144A	1,550,000	1,551
7.296%, (USD 5 Year Swap Rate plus 4.914%), 4/2/34 144A	5,700,000	6,829
7.830%, 12/4/23 144A	5,650,000	6,290
The Unique Pub Finance Co. PLC 7.395%, 3/28/24 GBP §,∞	308,160	435
Virgin Money UK PLC 3.125%, (6 Month GBP-LIBOR plus 2.569%), 6/22/25 GBP §,∞	100,000	139
3.375%, (1 Year GBP Swap Rate plus 2.145%), 4/24/26 GBP §,∞	100,000	140
4.000%, (1 Year UK Gilts plus 2.800%), 9/25/26 GBP §,∞	500,000	717
4.000%, (1 Year UK Gilts plus 3.750%), 9/3/27 GBP §,∞	200,000	291

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Corporate Bonds (59.3%)	Shares/ Par +	Value $ (000’s)

Financial continued
Vonovia Finance BV 5.000%, 10/2/23 144A	300,000	316
Wells Fargo & Co. 1.338%, (Euribor 3 Month ACT/360 plus 1.670%), 5/4/25 EUR §,∞	1,500,000	1,756
Weyerhaeuser Co. 7.375%, 3/15/32	1,500,000	2,110
Yango Justice International, Ltd. 7.500%, 4/15/24 §	4,200,000	966
7.875%, 9/4/24 §	600,000	144
Yanlord Land HK Co., Ltd. 5.125%, 5/20/26 §	1,900,000	1,833

Total		301,744

Industrial (3.1%)
Berry Global, Inc. 1.570%, 1/15/26	100,000	98
Bombardier, Inc. 7.500%, 12/1/24 144A	200,000	208
DAE Funding LLC 1.550%, 8/1/24 144A	1,700,000	1,687
1.625%, 2/15/24 144A	1,000,000	980
2.625%, 3/20/25 144A	500,000	502
3.375%, 3/20/28 144A	700,000	707
3.375%, 3/20/28 §	200,000	202
Empresa de Transporte de Pasajeros Metro SA 4.700%, 5/7/50 §	1,400,000	1,628
Flex, Ltd. 3.750%, 2/1/26	700,000	748
Fortress Transportation & Infrastructure 5.500%, 5/1/28 144A	400,000	408
6.500%, 10/1/25 144A	6,300,000	6,513
GE Capital UK Funding Unlimited Co. 5.875%, 1/18/33 GBP ∞	800,000	1,456
General Electric Co. 4.125%, 9/19/35 EUR §,∞	500,000	773
Greif, Inc. 6.500%, 3/1/27 144A	6,300,000	6,536
Lima Metro Line 2 Finance, Ltd. 5.875%, 7/5/34 144A	300,201	345
The Manitowoc Co., Inc. 9.000%, 4/1/26 144A	6,200,000	6,525
Rolls-Royce PLC 0.875%, 5/9/24 EUR §,∞	5,300,000	5,950
4.625%, 2/16/26 EUR §,∞	1,600,000	2,015
5.750%, 10/15/27 144A	300,000	371
SMBC Aviation Capital Finance DAC 2.300%, 6/15/28 144A	200,000	198
Standard Industries, Inc. 2.250%, 11/21/26 144A EUR ∞	1,300,000	1,449
2.250%, 11/21/26 EUR §,∞	900,000	1,003
4.750%, 1/15/28 144A	450,000	465

Total		40,767

Technology (1.0%)
Broadcom, Inc. 2.450%, 2/15/31 144A	700,000	686

Corporate Bonds (59.3%)	Shares/ Par +	Value $ (000’s)

Technology continued
Dell International LLC / EMC Corp. 5.300%, 10/1/29 ß	4,300,000	5,040
5.450%, 6/15/23	293,000	309
6.020%, 6/15/26	400,000	462
8.100%, 7/15/36	162,000	247
Lenovo Group, Ltd. 3.421%, 11/3/30 144A	400,000	403
NXP BV / NXP Funding LLC 4.875%, 3/1/24 144A	1,700,000	1,826
5.350%, 3/1/26 144A	1,600,000	1,808
VMware, Inc. 4.500%, 5/15/25	300,000	327
4.650%, 5/15/27	1,400,000	1,575
4.700%, 5/15/30	100,000	116

Total		12,799

Utilities (1.5%)
Adani Electricity Mumbai, Ltd. 3.949%, 2/12/30 144A	300,000	296
Centrais Eletricas Brasileiras SA 4.625%, 2/4/30 144A	300,000	297
Edison International 5.750%, 6/15/27	100,000	114
Electricite de France SA 4.500%, 9/21/28 144A	900,000	1,017
FEL Energy VI SARL 5.750%, 12/1/40 §	3,183,882	3,190
FirstEnergy Corp. 7.375%, 11/15/31	400,000	540
Nakilat, Inc. 6.067%, 12/31/33 §	947,519	1,161
6.267%, 12/31/33 144A	478,091	588
National Fuel Gas Co. 5.200%, 7/15/25	300,000	329
Pacific Gas & Electric Co. 1.367%, 3/10/23	1,600,000	1,590
2.100%, 8/1/27	100,000	97
2.500%, 2/1/31	100,000	95
2.950%, 3/1/26	100,000	102
3.150%, 1/1/26	1,600,000	1,635
3.250%, 6/15/23	100,000	102
3.300%, 3/15/27	200,000	203
3.300%, 12/1/27	500,000	508
3.300%, 8/1/40	2,700,000	2,503
3.450%, 7/1/25	300,000	311
3.500%, 6/15/25	1,500,000	1,557
3.750%, 7/1/28	100,000	104
4.200%, 6/1/41	100,000	101
4.250%, 8/1/23	200,000	207
4.250%, 3/15/46	100,000	100
4.450%, 4/15/42	300,000	304
4.550%, 7/1/30	500,000	541
Perusahaan Listrik Negara PT 3.000%, 6/30/30 144A	1,500,000	1,489
Puget Energy, Inc. 5.625%, 7/15/22	200,000	203

Total		19,284

Total Corporate Bonds
(Cost: $780,281)		781,236

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Convertible Corporate Bonds (0.4%)	Shares/ Par +	Value $ (000’s)

Financial (0.4%)
Corestate Capital Holding SA 1.375%, 11/28/22 EUR §,∞	5,700,000	5,662

Total		5,662

Total Convertible Corporate Bonds
(Cost: $6,153)		5,662

Governments (16.3%)

Governments (16.3%)
Abu Dhabi Government International Bond 2.700%, 9/2/70 144A	3,700,000	3,366
2.700%, 9/2/70 §	900,000	819
3.875%, 4/16/50 144A	1,500,000	1,747
Albania Government International Bond 3.500%, 6/16/27 144A EUR ∞	1,400,000	1,655
Arab Republic of Egypt 4.750%, 4/11/25 EUR §,∞	600,000	676
5.625%, 4/16/30 144A EUR ∞	1,550,000	1,592
7.500%, 2/16/61 144A	1,900,000	1,549
Argentine Republic Government International Bond 0.500%, 7/9/30 S	866,857	306
1.000%, 7/9/29	405,455	147
1.125%, 7/9/35 S	5,922,164	1,910
2.500%, 7/9/41 S,b	13,420,196	4,747
Australian Government 4.250%, 4/21/26 AUD §,∞	2,400,000	1,963
Banque Centrale de Tunisie International Bond 5.625%, 2/17/24 EUR §,∞	300,000	265
Banque Ouest Africaine de Developpement 2.750%, 1/22/33 144A EUR ∞	500,000	598
Brazilian Government International Bond 5.000%, 1/27/45	1,000,000	937
Colombia Government International Bond 5.000%, 6/15/45 ß	6,000,000	5,415
5.200%, 5/15/49	200,000	184
Dominican Republic International Bond 4.875%, 9/23/32 144A	550,000	559
4.875%, 9/23/32 §	1,700,000	1,728
6.500%, 2/15/48 144A	2,800,000	2,968
6.500%, 2/15/48 §	2,800,000	2,968
6.875%, 1/29/26 §	500,000	570
Ecuador Government International Bond 0.010%, 7/31/30 144A	323,958	182
0.500%, 7/31/35 144A	2,674,620	1,755
0.500%, 7/31/40 144A	1,225,800	717
Egypt Government International Bond 6.375%, 4/11/31 EUR §,∞	2,500,000	2,628
7.500%, 2/16/61 §	800,000	652
Export-Import Bank of India 3.375%, 8/5/26 §	600,000	629
Federal Republic of Nigeria 7.625%, 11/28/47 §	700,000	625
7.696%, 2/23/38 §	600,000	554
7.875%, 2/16/32 §	2,800,000	2,754
Ghana Government International Bond 7.875%, 3/26/27 144A	600,000	527
8.125%, 3/26/32 144A	400,000	327
8.950%, 3/26/51 144A	600,000	479
8.950%, 3/26/51 §	200,000	160

Governments (16.3%)	Shares/ Par +	Value $ (000’s)

Governments continued
Ivory Coast Government International Bond 5.250%, 3/22/30 EUR §,∞	500,000	581
5.875%, 10/17/31 144A EUR ∞	300,000	350
6.625%, 3/22/48 144A EUR ∞	900,000	1,016
6.625%, 3/22/48 EUR §,∞	800,000	903
6.875%, 10/17/40 144A EUR ∞	400,000	475
6.875%, 10/17/40 EUR §,∞	100,000	119
Japan Government Thirty Year Bond 0.400%, 3/20/50 JPY ∞	40,000,000	324
Kingdom of Jordan 4.950%, 7/7/25 144A	300,000	309
5.850%, 7/7/30 144A	400,000	404
Morocco Government International Bond 4.000%, 12/15/50 144A	500,000	453
5.500%, 12/11/42 §	800,000	882
North Macedonia 3.675%, 6/3/26 144A EUR ∞	500,000	603
Oman Government International Bond 6.000%, 8/1/29 §	900,000	969
6.250%, 1/25/31 144A	2,300,000	2,512
6.500%, 3/8/47 §	500,000	495
6.750%, 1/17/48 §	4,800,000	4,877
Panama Government International Bond 6.700%, 1/26/36	1,900,000	2,541
8.125%, 4/28/34	100,000	147
Perusahaan Penerbit SBSN Indonesia III 3.400%, 3/29/22 144A	600,000	604
Provincia de Buenos Aires 37.463%, (Argentina Private Banks Deposit Rates Index plus 3.750%), 4/12/25 144A ARS §,∞	740,000	3
Republic of Belarus Ministry of Finance 5.875%, 2/24/26 144A	600,000	530
Republic of Indonesia 0.900%, 2/14/27 EUR ∞	1,700,000	1,936
1.400%, 10/30/31 EUR ∞	1,900,000	2,167
1.450%, 9/18/26 EUR ∞	700,000	824
3.375%, 7/30/25 144A EUR ∞	800,000	1,001
3.750%, 6/14/28 144A EUR ∞	1,900,000	2,512
3.750%, 6/14/28 EUR §,∞	2,200,000	2,909
4.625%, 4/15/43 §	2,700,000	3,170
5.125%, 1/15/45 §	1,800,000	2,236
Republic of Paraguay 5.600%, 3/13/48 §	600,000	693
6.100%, 8/11/44 §	300,000	369
Republic of Peru 3.300%, 3/11/41 ß	2,700,000	2,700
Republic of Serbia 1.650%, 3/3/33 144A EUR ∞	700,000	741
Republic of South Africa Government International Bond 4.850%, 9/30/29	1,200,000	1,239
4.875%, 4/14/26	600,000	639
5.000%, 10/12/46	500,000	452
5.750%, 9/30/49 ß	4,500,000	4,325
Romanian Government International Bond 2.000%, 4/14/33 144A EUR ∞	1,400,000	1,451
2.875%, 4/13/42 144A EUR ∞	500,000	509
4.125%, 3/11/39 EUR §,∞	1,500,000	1,823

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Governments (16.3%)	Shares/ Par +	Value $ (000’s)

Governments continued
Russian Federation 5.625%, 4/4/42 §	2,000,000	2,605
Saudi International Bond 2.900%, 10/22/25 §	300,000	314
4.000%, 4/17/25 §	3,900,000	4,201
4.500%, 10/26/46 §	9,300,000	10,897
Sri Lanka Government International Bond 7.550%, 3/28/30 §	1,600,000	792
7.850%, 3/14/29 §	500,000	251
State of Qatar 4.400%, 4/16/50 144A	1,200,000	1,491
4.400%, 4/16/50 §	2,400,000	2,982
4.500%, 4/23/28 §	1,100,000	1,263
4.817%, 3/14/49 §	800,000	1,049
5.103%, 4/23/48 §	1,200,000	1,624
Turkey Government International Bond 4.250%, 3/13/25	1,200,000	1,107
4.750%, 1/26/26	2,200,000	2,017
4.875%, 4/16/43	1,900,000	1,454
4.875%, 10/9/26 ß	4,000,000	3,620
5.125%, 2/17/28 ß	4,300,000	3,847
5.600%, 11/14/24	400,000	385
5.750%, 5/11/47 ß	4,400,000	3,553
6.125%, 10/24/28	400,000	372
Ukraine Government International Bond 4.375%, 1/27/30 144A EUR ∞	1,600,000	1,461
4.375%, 1/27/30 EUR §,∞	1,700,000	1,552
6.750%, 6/20/26 144A EUR ∞	600,000	649
6.876%, 5/21/29 144A	900,000	795
7.375%, 9/25/32 §	300,000	267
8.994%, 2/1/24 144A	1,000,000	997
United Mexican States 2.125%, 10/25/51 EUR ∞	1,000,000	939
3.771%, 5/24/61 ß	5,400,000	4,972
US Treasury 1.875%, 8/31/24 ß	7,310,000	7,496
2.125%, 3/31/24 ß	3,970,000	4,086
2.125%, 11/30/24 ß	3,400,000	3,513
2.250%, 11/15/24 ß	15,910,000	16,494
2.250%, 2/15/27	150,000	157
2.375%, 8/15/24 ß	3,700,000	3,842
2.500%, 1/31/24 ß	10,590,000	10,969
2.750%, 2/15/24 ß	8,700,000	9,061
2.875%, 11/30/23 ß	4,230,000	4,403
Venezuela Government International Bond 6.000%, 12/9/20 §,f	32,000	2
7.000%, 3/31/38 §,f	204,000	12
7.650%, 4/21/25 §,f	1,955,000	117
8.250%, 10/13/24 §,f	356,000	21
9.000%, 5/7/23 §,f	32,000	2
9.250%, 5/7/28 §,f	1,241,000	74
9.375%, 1/13/34 f	1,400,000	84

Total		215,240

Total Governments (Cost: $222,614)		215,240

Municipal Bonds (0.7%)	Shares/ Par +	Value $ (000’s)

Municipal Bonds (0.7%)
American Municipal Power, Inc., Series 2010-B 7.834%, 2/15/41 RB	100,000	165
Bay Area Toll Authority, California, Series 2010 6.918%, 4/1/40 RB	200,000	299
City of Riverside California Electric Revenue 7.605%, 10/1/40 RB	200,000	325
Irvine Ranch California Water District 6.622%, 5/1/40 RB	100,000	151
Los Angeles County California Public Works Financing Authority 7.618%, 8/1/40 RB	200,000	330
Metropolitan Government of Nashville & Davidson County Tennessee 6.568%, 7/1/37 RB	100,000	143
Municipal Electric Authority of Georgia 6.655%, 4/1/57 RB	97,000	150
New York City Transitional Finance Authority 5.508%, 8/1/37 RB	300,000	394
New York State Urban Development Corp. 5.770%, 3/15/39 RB	100,000	123
Port Authority of New York & New Jersey, Series 165 5.647%, 11/1/40 RB	1,100,000	1,540
Port Authority of New York & New Jersey, Series 168 4.926%, 10/1/51 RB	200,000	277
State of Illinois 6.630%, 2/1/35 GO	245,000	299
6.725%, 4/1/35 GO	95,000	117
7.350%, 7/1/35 GO	200,000	252
Texas Public Finance Authority 8.250%, 7/1/24 RB	100,000	101
Tobacco Settlement Financing Corp. of Virginia, Series 2007-A 6.706%, 6/1/46 RB ß	3,125,000	3,283
Triborough Bridge & Tunnel Authority 5.550%, 11/15/40 RB	800,000	1,094

Total Municipal Bonds (Cost: $6,430)		9,043

Structured Products (7.4%)

Asset Backed Securities (6.5%)
Accredited Mortgage Loan Trust, Series 2005-3, Class M3 1.050%, (ICE LIBOR USD 1 Month plus 0.480%), 9/25/35	208,489	208
ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4, Class M1 0.702%, (ICE LIBOR USD 1 Month plus 0.900%), 12/25/34	59,984	59
ACE Securities Corp. Home Equity Loan Trust, Series 2004-RM2, Class M2 0.632%, (ICE LIBOR USD 1 Month plus 0.795%), 1/25/35	39,556	39
ACE Securities Corp. Home Equity Loan Trust, Series 2005-HE4, Class M4 0.752%, (ICE LIBOR USD 1 Month plus 0.975%), 7/25/35	42,992	43

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (7.4%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
ACE Securities Corp. Home Equity Loan Trust, Series 2006-FM1, Class A2C
0.252%, (ICE LIBOR USD 1 Month plus 0.300%), 7/25/36 b	7,329,175	2,544
Aegis Asset Backed Securities Trust, Series 2004-6, Class M2
1.092%, (ICE LIBOR USD 1 Month plus 1.000%), (AFC), 3/25/35	94,836	94
Ameriquest Mortgage Securities, Inc., Series 2004-R5, Class M1
0.682%, (ICE LIBOR USD 1 Month plus 0.870%), 7/25/34	16,024	16
Ares European CLO, Series 10A, Class AR 0.780%, (Euribor 3 Month ACT/360 plus 0.780%), 10/15/31 144A EUR ∞
Asset Backed Securities Corp. Home Equity	1,100,000	1,252
Loan Trust, Series 2005-HE5, Class M4 0.702%, (ICE LIBOR USD 1 Month plus 0.900%), 6/25/35	139,559	140
Bain Capital Euro CLO, Series 2018-2A, Class AR
2.100%, (Euribor 3 Month ACT/360 plus 0.740%), 1/20/32 144A EUR ∞	300,000	341
Bear Stearns Asset Backed Securities I Trust, Series 2006-HE10, Class 1A2
0.292%, (ICE LIBOR USD 1 Month plus 0.200%), 12/25/36	7,289	7
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE6, Class 1A1
1.352%, (ICE LIBOR USD 1 Month plus 1.250%), 8/25/37	78,105	78
Cairn CLO BV, Series 2014-A4, Class ARRR
0.600%, (Euribor 3 Month ACT/360 plus 0.600%), 4/30/31 144A EUR ∞	300,000	341
Cairn CLO X BV, Series 2018-10A, Class AR
0.780%, (Euribor 3 Month ACT/360 plus 0.780%), 10/15/31 144A EUR ∞	700,000	798
Carlyle Global Market Strategies Euro CLO, Series 2017-3A, Class A1R
0.700%, (Euribor 3 Month ACT/360 plus 0.700%), 1/15/31 144A EUR ∞	900,000	1,023
Citigroup Mortgage Loan Trust, Series 2007- AHL1, Class A2C
0.312%, (ICE LIBOR USD 1 Month plus 0.210%), 12/25/36	100,000	98
Countrywide Alternative Loan Trust, Series 2006-5, Class M1
0.452%, (ICE LIBOR USD 1 Month plus 0.525%), 8/25/36	1,500,000	1,487
Countrywide Asset-Backed Certificates, Series 2004-9, Class MV4
1.152%, (ICE LIBOR USD 1 Month plus 1.575%), 11/25/34	98,479	99
Countrywide Asset-Backed Certificates, Series 2005-4, Class AF6
4.740%, (AFC), 10/25/35	149	–	π
Countrywide Asset-Backed Certificates, Series 2005-AB4, Class 2A4
0.452%, (ICE LIBOR USD 1 Month plus 0.700%), 3/25/36	83,045	79

Structured Products (7.4%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Countrywide Asset-Backed Certificates, Series 2006-1, Class AF5 4.571%, (AFC), 7/25/36 S	100,000	99
Countrywide Asset-Backed Certificates, Series 2006-26, Class 1A
0.242%, (ICE LIBOR USD 1 Month plus 0.140%), 6/25/37	421,072	401
Countrywide Asset-Backed Certificates, Series 2006-5, Class 2A3
0.392%, (ICE LIBOR USD 1 Month plus 0.580%), 8/25/36	26,755	27
Countrywide Asset-Backed Certificates, Series 2006-BC3, Class M2
0.422%, (ICE LIBOR USD 1 Month plus 0.480%), 2/25/37	900,000	846
Countrywide Asset-Backed Certificates, Series 2007-1, Class 2A3
0.242%, (ICE LIBOR USD 1 Month plus 0.140%), 7/25/37	16,899	17
Countrywide Asset-Backed Certificates, Series 2007-13, Class 1A
0.942%, (ICE LIBOR USD 1 Month plus 0.840%), 10/25/47	1,431,300	1,408
Countrywide Asset-Backed Certificates, Series 2007-9, Class 1A
0.303%, (ICE LIBOR USD 1 Month plus 0.200%), 6/25/47	833,498	783
Countrywide Asset-Backed Certificates, Series 2007-SEA1, Class 1A1
0.652%, (ICE LIBOR USD 1 Month plus 0.550%), (AFC), 5/25/47 144A	1,300,024	1,150
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-HE17, Class A1
0.712%, (ICE LIBOR USD 1 Month plus 0.620%), 1/25/32	3,046	3
CVC Cordatus Loan Fund XI DAC, Series 2011-A, Class AR
0.650%, (Euribor 3 Month ACT/360 plus 0.650%), 10/15/31 144A EUR ∞	800,000	911
Ellington Loan Acquisition Trust, Series 2007-2, Class A1
1.152%, (ICE LIBOR USD 1 Month plus 1.050%), 5/25/37 144A	238,880	240
Euro-Galaxy III CLO BV, Series 2013-3A, Class ARRR
0.620%, (Euribor 3 Month ACT/360 plus 0.620%), 4/24/34 144A EUR ∞	300,000	340
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 2A5 04/25/36	99,236	99
Fremont Home Loan Trust, Series 2005-2, Class M4
0.722%, (ICE LIBOR USD 1 Month plus 0.930%), 6/25/35	300,000	297
GSAA Home Equity Trust, Series 2006-17, Class A1
0.212%, (ICE LIBOR USD 1 Month plus
0.120%), 11/25/36	50,158	17

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (7.4%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
GSAMP Trust, Series 2004-WF, Class M2 1.202%, (ICE LIBOR USD 1 Month plus 1.650%), 10/25/34	14,664	15
GSAMP Trust, Series 2007-FM2, Class A2B 0.182%, (ICE LIBOR USD 1 Month plus 0.090%), 1/25/37	168,467	122
GSAMP Trust, Series 2007-NC1, Class A2A 0.142%, (ICE LIBOR USD 1 Month plus 0.050%), 12/25/46	13,421	9
Harvest CLO XX DAC, Series 2020-A, Class AR 0.680%, (Euribor 3 Month ACT/360 plus 0.680%), 10/20/31 144A EUR ∞	600,000	681
Home Equity Loan Trust, Series 2007-FRE1, Class 2AV4 0.442%, (ICE LIBOR USD 1 Month plus 0.340%), 4/25/37	500,000	470
HSI Asset Securitization Corp. Trust, Series 2005-I1, Class 2A4 0.492%, (ICE LIBOR USD 1 Month plus 0.780%), 11/25/35	182,774	183
IndyMac Residential Asset Backed Trust, Series 2007-B, Class 2A2 0.262%, (ICE LIBOR USD 1 Month plus 0.160%), 7/25/37	341,814	227
JP Morgan Mortgage Acquisition Trust, Series 2007-CH3, Class M1 0.402%, (ICE LIBOR USD 1 Month plus 0.300%), 3/25/37	400,000	388
KKR Financial CLO, Ltd., Series 9, Class AR2 1.074%, (ICE LIBOR USD 3 Month plus 0.950%), 7/15/30 144A	2,200,000	2,195
Laurelin DAC, Series 2016-1A, Class ARR 0.720%, (Euribor 3 Month ACT/360 plus 0.720%), 10/20/31 144A EUR ∞	400,000	455
LCM XV LP, Series 2015-A, Class AR2 1.132%, (ICE LIBOR USD 3 Month plus 1.000%), 7/20/30 144A	1,800,000	1,795
Lehman XS Trust, Series 2005-4, Class 1A3 0.892%, (ICE LIBOR USD 1 Month plus 0.800%), 10/25/35	3,688	4
Long Beach Mortgage Loan Trust, Series 2006-1, Class 2A4 0.702%, (ICE LIBOR USD 1 Month plus 0.600%), 2/25/36	57,519	53
Long Beach Mortgage Loan Trust, Series 2006-3, Class 2A4 0.642%, (ICE LIBOR USD 1 Month plus 0.540%), 5/25/46	289,371	131
Long Beach Mortgage Loan Trust, Series 2006-4, Class 1A 0.402%, (ICE LIBOR USD 1 Month plus 0.300%), 5/25/36	1,132,461	757
Madison Park Euro Funding XIV DAC, Series 14A, Class A1R 0.800%, (Euribor 3 Month ACT/360 plus 0.800%), 7/15/32 144A EUR ∞	300,000	341

Structured Products (7.4%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Man GLG EURO CLO III DAC, Series 3A, Class AR 0.680%, (Euribor 3 Month ACT/360 plus 0.680%), 10/15/30 144A EUR ∞	400,000	455
Marathon CLO, Ltd., Series 2017-9A, Class A1AR 1.274%, (ICE LIBOR USD 3 Month plus 1.150%), 4/15/29 144A	1,837,629	1,838
Marble Point CLO X, Ltd., Series 2017-1A, Class AR 1.164%, (ICE LIBOR USD 3 Month plus 1.040%), 10/15/30 144A	5,200,000	5,200
MASTR Asset Backed Securities Trust, Series 2004-OPT1, Class M1 0.622%, (ICE LIBOR USD 1 Month plus 0.780%), 2/25/34	831,912	818
MASTR Asset Backed Securities Trust, Series 2004-WMC2, Class M1 1.002%, (ICE LIBOR USD 1 Month plus 0.900%), 4/25/34	95,431	94
MASTR Asset Backed Securities Trust, Series 2006-FRE2, Class A1 0.252%, (ICE LIBOR USD 1 Month plus 0.300%), 3/25/36 b	9,834,697	9,275
MASTR Asset Backed Securities Trust, Series 2006-HE3, Class A2 0.202%, (ICE LIBOR USD 1 Month plus 0.200%), 8/25/36	2,059,813	795
MASTR Asset Backed Securities Trust, Series 2006-WMC4, Class A5 0.252%, (ICE LIBOR USD 1 Month plus 0.150%), 10/25/36	878,242	377
Merrill Lynch Mortgage Investors Trust, Series 2007-SD1, Class A1 0.542%, (ICE LIBOR USD 1 Month plus 0.450%), 2/25/47	813,876	585
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class A2MZ 0.392%, (ICE LIBOR USD 1 Month plus 0.580%), 1/25/35	784,058	780
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-NC1, Class M2 0.572%, (ICE LIBOR USD 1 Month plus 0.705%), 1/25/35	162,120	159
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC5, Class M5 0.762%, (ICE LIBOR USD 1 Month plus 0.990%), 6/25/35	194,709	195
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE7, Class A2C 0.262%, (ICE LIBOR USD 1 Month plus 0.160%), 9/25/36	64,289	36
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE8, Class A2C 0.232%, (ICE LIBOR USD 1 Month plus 0.140%), 10/25/36	58,347	34
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE5, Class A2C 0.342%, (ICE LIBOR USD 1 Month plus 0.250%), 3/25/37	59,355	34

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (7.4%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC1, Class M1 1.152%, (ICE LIBOR USD 1 Month plus 1.575%), 11/25/32	24,727	25
Morgan Stanley Dean Witter Capital I, Inc., Series 2003-NC2, Class M1 1.002%, (ICE LIBOR USD 1 Month plus 1.350%), 2/25/33	20,314	20
NovaStar Mortgage Funding Trust, Series 2007-2, Class A2B 0.262%, (ICE LIBOR USD 1 Month plus 0.160%), (AFC), 9/25/37	301,411	298
Oak Hill Euro Credit Partners VII DAC, Series 2021-7A, Class AR 0.740%, (Euribor 3 Month ACT/360 plus 0.740%), 10/20/31 144A EUR ∞	1,200,000	1,359
Popular Mortgage Pass-Through Trust, Series 2006-A, Class M1 0.492%, (ICE LIBOR USD 1 Month plus 0.585%), (AFC), 2/25/36	71,165	71
RAAC Series, Series 2007-RP4, Class A 0.453%, (ICE LIBOR USD 1 Month plus 0.350%), (AFC), 11/25/46 144A	203,376	198
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF6 5.340%, 1/25/37 Σ	1,526,159	729
Residential Asset Securities Corp., Series 2007-KS1, Class A3 0.242%, (ICE LIBOR USD 1 Month plus 0.150%), (AFC), 1/25/37	28,467	28
Residential Asset Securities Corp., Series 2007-KS3, Class AI4 0.432%, (ICE LIBOR USD 1 Month plus 0.340%), (AFC), 4/25/37	1,600,000	1,570
Saranac CLO, Ltd., Series 2018-6A, Class A1R 1.256%, (ICE LIBOR USD 3 Month plus 1.140%), 8/13/31 144A	2,900,000	2,897
Saxon Asset Securities Trust, Series 2006-1, Class M1 0.412%, (ICE LIBOR USD 1 Month plus 0.465%), (AFC), 3/25/36	237,436	237
Sculptor CLO XXV, Ltd., Series 25A, Class A1 1.394%, (ICE LIBOR USD 3 Month plus 1.270%), 1/15/31 144A	2,100,000	2,100
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR4, Class M2 0.742%, (ICE LIBOR USD 1 Month plus 0.960%), 1/25/36	45,420	42
Sound Point CLO XIV, Ltd., Series 2016-3A, Class AR2 1.114%, (ICE LIBOR USD 3 Month plus 0.990%), 1/23/29 144A	591,809	591
Sound Point CLO XIV, Ltd., Series 2017-2A, Class AR 1.104%, (ICE LIBOR USD 3 Month plus 0.980%), 7/25/30 144A	5,200,000	5,197

Structured Products (7.4%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Soundview Home Loan Trust, Series 2005-3, Class M3 0.652%, (ICE LIBOR USD 1 Month plus 0.825%), 6/25/35	2,356	3
Soundview Home Loan Trust, Series 2006-2, Class M2 0.452%, (ICE LIBOR USD 1 Month plus 0.525%), 3/25/36	260,678	260
Soundview Home Loan Trust, Series 2006- OPT2, Class A4 0.382%, (ICE LIBOR USD 1 Month plus 0.560%), 5/25/36	148,435	148
Soundview Home Loan Trust, Series 2006- OPT3, Class M1 0.413%, (ICE LIBOR USD 1 Month plus 0.465%), 6/25/36 b	6,642,179	6,733
Specialty Underwriting & Residential Finance Trust, Series 2005-BC2, Class M3 0.752%, (ICE LIBOR USD 1 Month plus 0.975%), 12/25/35	159,493	159
Structured Asset Investment Loan Trust, Series 2003-BC11, Class M1 1.067%, (ICE LIBOR USD 1 Month plus 0.975%), 10/25/33	44,012	44
Structured Asset Investment Loan Trust, Series 2005-7, Class M2 0.867%, (ICE LIBOR USD 1 Month plus 0.765%), 8/25/35	373,299	371
Structured Asset Investment Loan Trust, Series 2006-BNC3, Class A3 0.253%, (ICE LIBOR USD 1 Month plus 0.150%), 9/25/36	9,647	9
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-BC4, Class A4 0.442%, (ICE LIBOR USD 1 Month plus 0.340%), 12/25/36	191,116	189
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-WF1, Class A6 0.512%, (ICE LIBOR USD 1 Month plus 0.420%), 2/25/37	67,973	67
Toro European CLO 6 DAC, Series 6A, Class AR 0.920%, (Euribor 3 Month ACT/360 plus 0.920%), 1/12/32 144A EUR ∞	500,000	570
Toro European CLO, Series 7A , Class ARE 0.810%, (Euribor 3 Month ACT/360 plus 0.810%), 2/15/34 144A EUR ∞	250,000	285
Truman Capital Mortgage Loan Trust, Series 2006-1, Class A 0.362%, (ICE LIBOR USD 1 Month plus 0.260%), 3/25/36 144A	657,682	654
Venture CDO, Ltd., Series 2018-33A, Class A1LR 1.184%, (ICE LIBOR USD 3 Month plus 1.060%), 7/15/31 144A	1,000,000	1,000
Venture XIV CLO, Ltd., Series 2013-14A, Class ARR 1.206%, (ICE LIBOR USD 3 Month plus 1.030%), 8/28/29 144A	5,500,000	5,496

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (7.4%)	Shares/ Par +	Value $ (000’s)

Asset Backed Securities continued
Venture XXV CLO, Ltd., Series 2016-25A, Class ARR 1.152%, (ICE LIBOR USD 3 Month plus 1.020%), 4/20/29 144A	3,661,450	3,661
Venture XXVIII CLO, Ltd., Series 2017-28A, Class A1R 1.122%, (ICE LIBOR USD 3 Month plus 0.990%), 7/20/30 144A	200,000	199
Vibrant CLO VII, Ltd., Series 2017-7A, Class A1R 1.172%, (ICE LIBOR USD 3 Month plus 1.040%), 9/15/30 144A	300,000	300
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 1A 0.252%, (ICE LIBOR USD 1 Month plus 0.150%), 1/25/37	125,093	117
Wellfleet CLO, Ltd., Series 2015-1A, Class AR4 1.022%, (ICE LIBOR USD 3 Month plus 0.890%), 7/20/29 144A	1,853,463	1,850
Wellfleet CLO, Ltd., Series 2017-1, Class 1A 1.022%, (ICE LIBOR USD 3 Month plus 0.890%), 4/20/29 144A	4,746,858	4,740

Total		86,102

Mortgage Securities (0.9%)
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1 1.746%, (ICE LIBOR USD 6 Month plus 1.500%), (AFC), 9/25/45	305	–	π
Banc of America Funding Trust, Series 2005-H, Class 5A1 2.245%, (CSTR), 11/20/35	111,381	103
Banc of America Funding Trust, Series 2006-J, Class 4A1 3.417%, (CSTR), 1/20/47	36,340	35
Banc of America Funding Trust, Series 2007-6, Class A1 0.392%, (ICE LIBOR USD 1 Month plus 0.290%), 7/25/37	48,243	47
Barclays Capital LLC, Series 2009-RR14, Class 2A2 3.115%, (CSTR), 7/26/36 144A	18,307	17
Barclays Capital LLC, Series 2009-RR5, Class 3A3 6.250%, (CSTR), 8/26/36 144A	2,115,975	1,100
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A 2.934%, (CSTR), 7/25/34	1,321	1
Bear Stearns ALT-A Trust, Series 2006-6, Class 2A1 3.238%, (CSTR), 11/25/36	132,677	88
Bear Stearns ARM Trust, Series 2007-4, Class 22A1 3.283%, (CSTR), 6/25/47	71,459	71
Citicorp Mortgage Securities Trust, Series 2007-8, Class 1A3 6.000%, 9/25/37	2,099	2
Citigroup Mortgage Loan Trust, Series 2007-10, Class 22AA 3.153%, (CSTR), 9/25/37	7,623	8

Structured Products (7.4%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Citigroup Mortgage Loan Trust, Series 2007-10, Class 2A3A 3.411%, (CSTR), 9/25/37	22,973	23
Citigroup Mortgage Loan Trust, Series 2007- AR4, Class 2A2A 3.144%, (CSTR), 3/25/37	312,597	300
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5A1 5.750%, 1/25/35	12,297	13
Countrywide Alternative Loan Trust, Series 2005-1CB, Class 2A1 6.000%, 3/25/35	272,065	177
Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1 0.763%, (ICE LIBOR USD 1 Month plus 0.660%), 11/20/35	4,653	5
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1 1.562%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.480%), 1/25/36	13,019	13
Countrywide Alternative Loan Trust, Series 2005-79CB, Class A3 5.500%, 1/25/36	129,115	102
Countrywide Alternative Loan Trust, Series 2005-J1, Class 1A8 5.500%, 2/25/35	111,381	114
Countrywide Alternative Loan Trust, Series 2005-J1, Class 3A1 6.500%, 8/25/32	1,489	2
Countrywide Alternative Loan Trust, Series 2005-J11, Class 1A13 5.500%, 11/25/35	163,890	123
Countrywide Alternative Loan Trust, Series 2006-45T1, Class 1A13 6.000%, 2/25/37	110,019	58
Countrywide Alternative Loan Trust, Series 2006-5T2, Class A1 0.592%, (ICE LIBOR USD 1 Month plus 0.500%), 4/25/36	371,548	119
Countrywide Alternative Loan Trust, Series 2006-HY10, Class 2A1 2.825%, (CSTR), 5/25/36	7,740	7
Countrywide Alternative Loan Trust, Series 2006-OA12, Class A1B 0.294%, (ICE LIBOR USD 1 Month plus 0.190%), 9/20/46	10,058	10
Countrywide Alternative Loan Trust, Series 2006-OA17, Class 1A1A 0.299%, (ICE LIBOR USD 1 Month plus 0.195%), 12/20/46	25,056	22
Countrywide Alternative Loan Trust, Series 2006-OA2, Class A1 0.524%, (ICE LIBOR USD 1 Month plus 0.420%), 5/20/46	327,653	297
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1A 0.314%, (ICE LIBOR USD 1 Month plus 0.210%), 7/20/46	8,194	6

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (7.4%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Countrywide Alternative Loan Trust, Series 2007-9T1, Class 2A2 6.000%, 5/25/37	222,387	144
Countrywide Alternative Loan Trust, Series 2007-OA3, Class 1A1 0.242%, (ICE LIBOR USD 1 Month plus 0.280%), 4/25/47	30,782	28
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-22, Class 3A1 2.334%, (CSTR), 10/25/35	9,392	8
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB8, Class 1A1 2.727%, (CSTR), 12/20/35	3,326	3
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-16, Class 2A1 6.500%, 11/25/36	16,331	9
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-9, Class A1 6.000%, 5/25/36	103,837	70
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1 1.042%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 0.960%), 4/25/46	35,611	14
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A2 0.372%, (ICE LIBOR USD 1 Month plus 0.540%), 4/25/46	943,681	318
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 3A1 2.971%, (CSTR), 3/25/37	7,762	7
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1 6.500%, 4/25/33	382	–	π
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 2A3 5.500%, 12/25/35	347,983	346
EMF-NL BV, Series 2008-APRX, Class A2 0.249%, (Euribor 3 Month ACT/360 plus 0.800%), 4/17/41 EUR §,∞	106,248	116
Eurosail-NL BV, Series 2007-NL2X, Class A 0.949%, (Euribor 3 Month ACT/360 plus 1.500%), 10/17/40 EUR §,∞	51,164	58
Federal National Mortgage Association, Series 2003-W6, Class F 0.442%, (ICE LIBOR USD 1 Month plus 0.350%), 9/25/42	17,310	17
First Horizon Mortgage Pass-Through Trust, Series 2007-2, Class 1A5 5.750%, 5/25/37	166,444	97
GSR Mortgage Loan Trust, Series 2005- AR6, Class 1A1 2.747%, (CSTR), 9/25/35	1,756	2
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A6 6.000%, 2/25/36	77,644	51
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1 2.913%, (CSTR), 1/25/36	1,225	1

Structured Products (7.4%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1 2.772%, (CSTR), 3/25/47	7,447	6
Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A 0.724%, (ICE LIBOR USD 1 Month plus 0.620%), (AFC), 11/19/35	8,013	7
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A 0.584%, (ICE LIBOR USD 1 Month plus 0.480%), (AFC), 6/19/35	12,482	13
HomeBanc Mortgage Trust, Series 2005-1, Class A1 0.592%, (ICE LIBOR USD 1 Month plus 0.500%), 3/25/35	4,295	4
HSI Asset Securitization Corp. Trust, Series 2006-NC1, Class 2A 0.322%, (ICE LIBOR USD 1 Month plus 0.440%), 11/25/35	892,992	855
Impac Secured Assets Trust, Series 2007-1, Class A2 0.262%, (ICE LIBOR USD 1 Month plus 0.160%), (AFC), 3/25/37	16,045	16
IndyMac INDX Mortgage Loan Trust, Series 2004-AR6, Class 5A1 2.810%, (CSTR), 10/25/34	16,281	17
IndyMac INDX Mortgage Loan Trust, Series 2005-AR12, Class 2A1A 0.582%, (ICE LIBOR USD 1 Month plus 0.480%), (AFC), 7/25/35	1,358	1
IndyMac INDX Mortgage Loan Trust, Series 2005-AR14, Class 2A1A 0.702%, (ICE LIBOR USD 1 Month plus 0.600%), 7/25/35	9,411	9
JP Morgan Mortgage Trust, Series 2005-ALT1, Class 2A1 2.472%, (CSTR), 10/25/35	7,621	7
JP Morgan Mortgage Trust, Series 2007-A1, Class 6A1 2.622%, (CSTR), 7/25/35	4,878	5
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A1 2.790%, (CSTR), 6/25/37	38,294	31
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 5A1 2.943%, (CSTR), 12/25/35	84,901	72
Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 1A 2.091%, (CSTR), 2/25/36	2,108	2
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 6A1 2.987%, (CSTR), 5/25/36	9,270	9
New Residential Mortgage Loan Trust, Series 2021-NQM1R, Class A3 1.198%, (AFC), 7/25/55 144A	1,163,722	1,154
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR4, Class 3A1 2.955%, (CSTR), 8/25/35	2,148	2

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Structured Products (7.4%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Residential Accredit Loans, Inc., Series 2006-QA7, Class 1A1 0.482%, (ICE LIBOR USD 1 Month plus 0.380%), 8/25/36	5,995	6
Residential Accredit Loans, Inc., Series 2006-QA8, Class A1 0.482%, (ICE LIBOR USD 1 Month plus 0.380%), 9/25/36	15,896	16
Residential Accredit Loans, Inc., Series 2007-QA1, Class A1 0.242%, (ICE LIBOR USD 1 Month plus 0.140%), 1/25/37	8,790	9
Residential Asset Securitization Trust, Series 2007-A2, Class 2A2 6.500%, 4/25/37	3,300,487	1,378
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1 0.412%, (ICE LIBOR USD 1 Month plus 0.320%), 10/25/35	43,229	43
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A2 1.979%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 1.480%), 2/25/36	407,847	405
Structured Asset Mortgage Investments II Trust, Series 2006-AR6, Class 1A1 0.282%, (ICE LIBOR USD 1 Month plus 0.360%), (AFC), 7/25/46	180,733	160
Suntrust Alternative Loan Trust, Series 2005-1F, Class 1A1 0.742%, (ICE LIBOR USD 1 Month plus 0.650%), 12/25/35	8,802	8
Towd Point Mortgage Funding, Series 2019- GR4A, Class A1 1.236%, (ICE LIBOR GBP 3 Month plus 1.025%), 10/20/51 144A GBP ∞	1,693,965	2,309
WaMu Mortgage Pass-Through Certificates, Series 2002-AR19, Class A6 2.610%, (CSTR, AFC), 2/25/33	704	1
WaMu Mortgage Pass-Through Certificates, Series 2006-AR12, Class 3A3 3.262%, (CSTR), 10/25/36	16,532	16
WaMu Mortgage Pass-Through Certificates, Series 2006-AR2, Class 1A1 2.986%, (CSTR), 3/25/36	111,909	113
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 2A1 2.873%, (CSTR), 8/25/36	7,694	7
WaMu Mortgage Pass-Through Certificates, Series 2007-HY1, Class 3A1 3.051%, (CSTR), 2/25/37	2,862	3
WaMu Mortgage Pass-Through Certificates, Series 2007-OA3, Class 4A2 0.782%, (Federal Reserve US 12 Month Cumulative Avg 1 year CMT plus 0.700%), 4/25/47	269,409	239
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class 2A1 2.587%, (CSTR), 7/25/37	36,724	34

Structured Products (7.4%)	Shares/ Par +	Value $ (000’s)

Mortgage Securities continued
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR5, Class 2A1 2.637%, (CSTR), 4/25/36	30,771	31
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1 2.667%, (CSTR), 11/25/37	27,989	28

Total		11,168

Total Structured Products
(Cost: $94,519)		97,270

Bank Loan Obligations (4.2%)

Bank Loan Obligations (4.2%)
Adient U.S. LLC, 3.560%, (ICE LIBOR USD 1 Month plus 3.500%), 4/8/28b	6,666,500	6,659
Albion Acquisitions, Ltd., 5.210%, (Euribor 3 Month ACT/360 plus 5.250%), 8/17/26 EUR∞	3,400,000	3,866
Altice Financing SA, 2.810%, 01/31/26	1,172,519	1,159
Altice France SA, 2.810%, (US LIBOR plus 2.750%), 7/31/25	194,402	191
Avolon TLB Borrower 1 LLC, 2.310%, (ICE LIBOR USD 1 Month plus 2.250%), 12/1/27	1,191,000	1,192
Bausch Health Cos., Inc., 3.060%, (US LIBOR plus 3.000%), 6/2/25	250,735	249
Casino Guichard Perrachon SA, 3.960%, (Euribor 3 Month ACT/360 plus 4.000%), 8/31/25 EUR∞	1,300,000	1,472
CenturyLink, Inc., 2.310%, (ICE LIBOR USD 1 Month plus 2.250%), 3/15/27b	5,285,359	5,219
Charter Communications Operating LLC, 1.810%, (ICE LIBOR USD 1 Month plus 1.750%), 2/1/27b	3,381,172	3,347
CommScope, Inc., 3.310%, (US LIBOR plus 3.250%), 4/6/26	488,750	482
Connect Finco SARL, 3.560%, (ICE LIBOR USD 1 Month plus 3.500%), 12/11/26	1,179,000	1,178
Envision Healthcare Corp., 3.810%, (US LIBOR plus 3.750%), 10/10/25	485,000	389
Grifols SA, 2.210%, (Euribor 3 Month ACT/360 plus 2.250%), 11/15/27 EUR∞	1,850,815	2,080
Hilton Worldwide Finance LLC, 1.810%, (US LIBOR plus 1.750%), 6/22/26	1,120,295	1,110
INEOS Quattro Finance 2 PLC, 2.810%, (ICE LIBOR USD 1 Month plus 2.750%), 1/29/26b	3,383,000	3,375
Intelsat Jackson Holdings SA, 4.810%, (ICE LIBOR USD 1 Month plus 4.750%), 10/13/22	68,185	68
Intelsat Jackson Holdings SA - Term Loan B, 4.310%, (ICE LIBOR USD 3 Month plus 4.250%), 12/1/28Æ	63,016	63
Setanta Aircraft Leasing DAC, 2.060%, (ICE LIBOR USD 1 Month plus 2.000%), 11/5/28b	4,000,000	3,998
Sigma Bidco BV, 3.460%, (Euribor 3 Month plus 3.500%), 7/2/25 EUR∞	1,600,000	1,767
SOCAR Turkey Energy, Inc., 3.410%, (Euribor 3 Month ACT/360 plus 3.450%), 8/17/26 EUR∞	5,800,000	6,471

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Bank Loan Obligations (4.2%)	Shares/ Par +	Value $ (000’s)

Bank Loan Obligations continued
Standard Industries, Inc., 2.560%, (ICE LIBOR USD 1 Month plus 2.500%), 9/22/28	1,216,475	1,216
Summer BC Holdco B SARL, 4.560%, (ICE LIBOR USD 1 Month plus 4.500%), 12/4/26	997,500	994
WP/AP Telecom Holdings IV BV, 3.960%, (Euribor 3 Month ACT/360 plus 4.000%), 11/18/28 EUR∞	5,800,000	6,598
Ziggo Finance Partnership BV, 2.560%, (ICE LIBOR USD 1 Month plus 2.500%), 4/30/28	1,555,228	1,537

Total Bank Loan Obligations
(Cost: $55,354)		54,680

Short-Term Investments (10.6%)

Bank Loan Obligations (0.0%)
Intelsat Jackson Holdings SA - Term Loan A 2.810%, (ICE LIBOR USD 3 Month plus 2.750%), 12/1/22Æ	78,921	79

Total		79

Governments (9.9%)
Federal Home Loan Bank
0.040%, 2/11/22	2,500,000	2,500
US Treasury
0.000%, 1/4/22b	8,400,000	8,400
0.000%, 2/17/22b	5,100,000	5,100

Short-Term Investments (10.6%)	Shares/ Par +	Value $ (000’s)

Governments continued
0.000%, 3/10/22b	4,600,000	4,600
0.000%, 3/24/22b	18,900,000	18,898
0.000%, 3/31/22b	29,700,000	29,696
0.000%, 2/15/22b	3,200,000	3,200
0.000%, 2/24/22b	3,800,000	3,800
0.000%, 3/15/22b	5,500,000	5,499
0.000%, 3/22/22b	11,900,000	11,898
0.000%, 3/29/22b	18,800,000	18,797
0.000%, 4/7/22b	13,300,000	13,297
0.000%, 4/14/22b	4,700,000	4,699

Total		130,384

Money Market Funds (0.6%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#,b	7,806,563	7,807

Total		7,807

Utilities (0.1%)
Pacific Gas & Electric Co. 1.750%, 6/16/22	800,000	800

Total		800

Total Short-Term Investments
(Cost: $139,071)		139,070

Total Investments (98.9%)
(Cost: $1,304,681)@		1,302,818

Other Assets, Less
Liabilities (1.1%)		13,833

Net Assets (100.0%)		1,316,651

Reverse Repurchase Agreements

Reference Entity	Counterparty	Interest Rate	Borrowing Date	Maturity Date	Currency	Amount Borrowed (000’s)	Payable for Reverse Repurchase Agreements (000s)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	JP Morgan Chase Bank NA	(0.070)%	11/5/21	1/20/22	USD	(97)	$(97)
Fortune Star BVI, Ltd.	JP Morgan Chase Bank NA	(0.070)%	10/28/21	Open	USD	(1,551)	(1,551)

							$(1,648)

Exchange Traded or Centrally Cleared Derivatives

Futures

Issuer	Long/ Short	Currency	Notional Par (000’s)	Number of Contracts	Expiration Date	Notional Value (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Variation Margin (000’s)
Five-Year US Treasury Note Future	Long	USD	18,700	187	3/22	$22,623	$2	$2
Ten-Year US Treasury Note Future	Long	USD	122,600	1,226	3/22	159,955	577	77
Two-Year US Treasury Note Future	Long	USD	100,400	502	3/22	109,522	(212)	24
Ultra Long Term US Treasury Bond Future	Long	USD	32,600	326	3/22	64,263	394	509
Ultra Ten-Year US Treasury Note Future	Long	USD	13,900	139	3/22	20,355	306	37

							$1,067	$649

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Centrally Cleared Interest Rate Swaps - Receive Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
1-Day GBP - SONIO Compounded-OIS	0.500%	3/27	6,300	GBP	$31	$206	$237	$(7)
3-Month USD-LIBOR	1.000%	12/25	48,330	USD	(998)	1,529	531	5
6-Month EUR-EURIBOR	0.500%	3/52	6,400	EUR	(262)	227	(35)	14

					$(1,229)	$1,962	$733	$12

Centrally Cleared Interest Rate Swaps - Pay Floating Rate

Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)		Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
3-Month Canada Bankers Acceptances	2.050%	11/23	33,800	CAD	$(12)		$53	$41	$13
3-Month Canada Bankers Acceptances	0.880%	3/24	12,600	CAD	–	π	(150)	(150)	3
3-Month Canada Bankers Acceptances	2.500%	6/29	8,000	CAD	132		151	283	12
6-Month EUR-EURIBOR	0.250%	3/32	31,200	EUR	35		(330)	(295)	(36)

					$155		$(276)	$(121)	$(8)

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)	Variation Margin (000’s)
Markit CDX Emerging Markets Index, Series 34	1.000%	12/25	2.172%	29,600	USD	$(881)	$(415)	$(1,296)	$–	π
Markit CDX Emerging Markets Index, Series 35	1.000%	6/26	1.790%	200	USD	(6)	(1)	(7)	–	π
Markit CDX Emerging Markets Index, Series 36	1.000%	12/26	1.873%	66,300	USD	$(2,668)	$(8)	$(2,676)	$5
Markit CDX North America Investment Grade Index, Series 35	1.000%	12/25	0.388%	200	USD	4	1	5	–	π
Markit CDX North America Investment Grade Index, Series 36	1.000%	6/26	0.441%	800	USD	18	2	20	–	π
Markit CDX North America Investment Grade Index, Series 37	1.000%	12/26	0.493%	13,000	USD	296	22	318	3
Markit iTraxx Europe Crossover Index, Series 35	1.000%	6/26	0.426%	7,100	EUR	199	10	209	2
Markit iTraxx Europe Crossover Index, Series 36	1.000%	12/26	0.477%	59,500	EUR	1,616	149	1,765	18
Markit iTraxx Europe Crossover Index, Series 36	5.000%	12/26	2.421%	72,600	EUR	9,279	520	9,799	94

						$7,857	$280	$8,137	$122

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Centrally Cleared Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Notional Amount (000’s)	Currency	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)		Variation Margin (000’s)
AT&T, Inc.	1.000%	6/26	0.618%	100	USD	$2	$-	$2		$-	π
AT&T, Inc.	1.000%	6/24	0.447%	200	USD	-	3	3		-	π
AT&T, Inc.	1.000%	6/25	0.510%	100	USD	(3)	5	2		-	π
Atlantia SpA	1.000%	12/25	0.859%	1,400	EUR	(55)	64	9		-	π
Auchan Holding SA	1.000%	12/27	1.059%	100	EUR	(2)	2	-	π	-	π
Casino Guichard Perrachon SA	5.000%	6/23	2.546%	600	EUR	17	7	24		-	π
Casino Guichard Perrachon SA	5.000%	6/22	1.877%	1,500	EUR	(36)	61	25		-	π
Casino Guichard Perrachon SA	5.000%	12/22	2.425%	1,700	EUR	(34)	82	48		-	π
Ford Motor Co.	5.000%	12/23	0.949%	200	USD	15	1	16		-	π
Ford Motor Co.	5.000%	12/23	0.949%	700	USD	40	16	56		-	π
General Electric Co.	1.000%	12/26	0.675%	400	USD	4	2	6		-	π
General Electric Co.	1.000%	6/24	0.360%	900	USD	(4)	18	14		-	π
General Electric Co.	1.000%	12/24	0.400%	400	USD	(4)	11	7		-	π
General Electric Co.	1.000%	6/26	0.614%	3,800	USD	38	26	64		-	π
Glencore Finance Europe, Ltd.	5.000%	12/25	0.924%	2,700	EUR	500	(3)	497		3
Glencore Finance Europe, Ltd.	5.000%	12/27	1.475%	1,600	EUR	397	(24)	373		3
Glencore Finance Europe, Ltd.	5.000%	12/26	1.195%	700	EUR	150	(1)	149		1
Marks & Spencer PLC	1.000%	12/24	1.097%	2,900	EUR	(82)	73	(9)		(1)
Marks & Spencer PLC	1.000%	6/27	1.977%	100	EUR	(8)	2	(6)		-	π
Marks & Spencer PLC	1.000%	12/28	2.325%	500	EUR	(37)	(12)	(49)		(1)
Telefonica Emisiones SAU	1.000%	6/26	0.617%	800	EUR	12	4	16		-	π

						$910	$337	$1,247		$5

	Financial Derivative Assets			Financial Derivative Liabilities

	Variation Margin (000’s)			Variation Margin (000’s)			Market Value (000’s)

	Swaps	Futures	Total	Swaps	Futures	Total	Options
Total Exchange-Traded or Centrally Cleared Derivatives	$176	$649	$825	$(45)	$-	$(45)	$-

Over the Counter Derivatives

Forward Foreign Currency Contracts

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)	Unrealized (Depreciation) (000’s)	Net Unrealized Appreciation/ (Depreciation) (000’s)
Sell	JP Morgan Chase Bank NA	AUD	2,798	2,036	1/7/22	$–	$(33)	$(33)
Sell	Goldman Sachs Bank USA	CAD	779	616	1/7/22	–	(4)	(4)
Buy	Goldman Sachs Bank USA	CNH	12,867	2,022	1/21/22	11	–	11
Sell	HSBC Bank USA NA	CNH	4,608	724	1/21/22	–	(8)	(8)
Sell	JP Morgan Chase Bank NA	CNH	7,787	1,225	1/21/22	–	(9)	(9)
Buy	Goldman Sachs Bank USA	EUR	1,762	2,006	1/4/22	7	–	7
Sell	Bank of America NA	EUR	4,362	4,966	1/4/22	–	(48)	(48)
Sell	Barclays Bank PLC	EUR	5,514	6,278	1/4/22	–	(61)	(61)
Sell	Royal Bank of Canada	EUR	215,839	245,733	1/4/22	–	(2,425)	(2,425)
Sell	Royal Bank of Canada	EUR	223,953	255,119	2/2/22	–	(294)	(294)
Buy	Goldman Sachs Bank USA	GBP	750	1,015	1/7/22	18	–	18

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Forward Foreign Currency Contracts

(continued)

Type	Counterparty	Currency	Foreign Principal Amount Covered by Contract (000s)	USD Principal Amount Covered by Contract (000’s)	Settlement Date	Unrealized Appreciation (000’s)		Unrealized (Depreciation) (000’s)		Net Unrealized Appreciation/ (Depreciation) (000’s)
Buy	HSBC Bank USA NA	GBP	1,089	1,474	1/7/22	$29		$-		$29
Sell	BNP Paribas SA	GBP	47,307	64,032	1/5/22	-		(1,391)		(1,391)
Sell	BNP Paribas SA	GBP	47,307	64,028	2/2/22	42		-		42
Buy	BNP Paribas SA	IDR	185,823	13	1/21/22	-	π	-		-	π
Buy	HSBC Bank USA NA	IDR	309,920	22	1/21/22	-	π	-		-	π
Sell	Barclays Bank PLC	JPY	35,600	309	1/5/22	4		-		4
Sell	Barclays Bank PLC	JPY	35,604	310	2/2/22	-		-	π	-	π
Buy	BNP Paribas SA	MXN	9,380	458	1/12/22	-		(1)		(1)
Buy	Bank of America NA	MXN	9,380	453	3/4/22	7		-		7
Sell	Bank of America NA	MXN	9,380	457	1/12/22	-		(7)		(7)
Sell	Bank of America NA	MXN	8,276	399	3/18/22	-		-	π	-	π
Buy	Goldman Sachs Bank USA	RUB	1,167	16	1/24/22	-		-	π	-	π
Buy	UBS AG	RUB	413	6	1/24/22	-		-	π	-	π
Buy	HSBC Bank USA NA	RUB	683	9	2/18/22	-		-	π	-	π
Buy	HSBC Bank USA NA	RUB	307	4	3/18/22	-		-	π	-	π
Buy	JP Morgan Chase Bank NA	RUB	1,481	19	3/18/22	-		-	π	-	π
Buy	BNP Paribas SA	ZAR	506	31	11/8/22	-		(1)		(1)

						$118		$(4,282)		$(4,164)

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Currency	Notional Amount (000’s)	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Atlantia SpA	JP Morgan Chase Bank NA	1.000%	6/26	0.939%	EUR	200	$(7)	$8	$1
Casino Guichard Perrachon SA	JP Morgan Chase Bank NA	5.000%	12/22	2.425%	EUR	100	2	1	3
Hochtief AG	JP Morgan Chase Bank NA	5.000%	12/26	1.120%	EUR	1,000	224	(7)	217
Hochtief AG	JP Morgan Chase Bank NA	5.000%	12/26	1.120%	EUR	1,800	408	(17)	391
Intrum AB	Barclays Bank PLC	5.000%	12/24	2.250%	EUR	100	5	4	9
Intrum AB	Goldman Sachs International	5.000%	12/24	2.250%	EUR	200	12	6	18
Intrum AB	Goldman Sachs International	5.000%	12/24	2.250%	EUR	200	10	8	18
Intrum AB	Goldman Sachs International	5.000%	12/24	2.250%	EUR	200	11	7	18
Intrum AB	Goldman Sachs International	5.000%	12/24	2.250%	EUR	300	19	8	27
Intrum AB	Goldman Sachs International	5.000%	12/24	2.250%	EUR	300	20	7	27
Intrum AB	Goldman Sachs International	5.000%	12/24	2.250%	EUR	400	26	10	36
Intrum AB	Goldman Sachs International	5.000%	12/24	2.250%	EUR	400	26	10	36
Intrum AB	Goldman Sachs International	5.000%	12/24	2.250%	EUR	500	25	20	45
Intrum AB	Goldman Sachs International	5.000%	12/24	2.250%	EUR	600	33	22	55
Intrum AB	Goldman Sachs International	5.000%	12/24	2.250%	EUR	600	39	16	55
Intrum AB	JP Morgan Chase Bank NA	5.000%	12/24	2.250%	EUR	800	40	33	73

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

Credit Default Swaps on Corporate or Sovereign Issues - Sell Protection (continued)

Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Implied Credit Spread	Currency	Notional Amount (000’s)	Upfront Premium Paid/ (Received) (000’s)	Unrealized Appreciation/ (Depreciation) (000’s)	Market Value (000’s)
Intrum AB	Morgan Stanley Capital Services	5.000%	12/24	2.250%	EUR	100	$5	$4	$9
Intrum AB	Morgan Stanley Capital Services	5.000%	12/24	2.250%	EUR	100	5	4	9
Intrum AB	Morgan Stanley Capital Services	5.000%	12/24	2.250%	EUR	200	13	5	18
Republic of Indonesia	Barclays Bank PLC	1.000%	6/31	1.361%	USD	5,700	(228)	55	(173)
United Mexican States	Morgan Stanley Capital Services	1.000%	12/26	0.913%	USD	900	1	3	4

							$689	$207	$896

	Financial Derivative Assets (000’s)			Financial Derivative Liabilities (000’s)
	Forward Foreign Currency Contracts	Swaps	Total	Forward Foreign Currency Contracts	Options	Swaps	Total
Total Over the Counter Derivatives	$118	$1,069	$1,187	$(4,282)	-	$(173)	$(4,455)

Restricted Securities

Description	Acquisition Date	Cost (000’s)	Value (000’s)	Value as a Percentage of Net Assets
Noble Corp. PLC	2/5/21	$237	$505	0.04%

+	All par is stated in U.S. Dollar unless otherwise noted.

*	Non income producing

Æ	Security valued using significant unobservable inputs.

d	Restricted security – see accompanying table for additional details.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021 the value of these securities (in thousands) was $360,949 representing 27.5% of the net assets.

∞	Foreign Bond — par value is foreign denominated

§

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. At December 31, 2021, the aggregate value of these securities was $335,213 (in thousands), representing 25.4% of net assets.

b

Cash or securities with an aggregate value of $400,910 (in thousands) has been pledged as collateral for futures, swap contracts outstanding, short sales, when issued securities or written options on 12/31/2021.

f	Defaulted Security

µ	Perpetual maturity, date shown, if applicable, represents next contractual call date.

Þ	PIK - Payment In Kind. PIK rate of Odebrecht Drilling Norbe VII/IX, Ltd. 7.350%.

S	Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s); rate shown is effective rate at period-end.

π	Amount is less than one thousand.

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $1,305,036 and the net unrealized appreciation of investments based on that cost was $3,929 which is comprised of $54,529 aggregate gross unrealized appreciation and $50,600 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Multi-Sector Bond Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Bank Loan Obligations
Bank Loan Obligations	$-	$54,617	$63
Common Stocks
Energy	556	-	61
Convertible Corporate Bonds	-	5,662	-
Municipal Bonds	-	9,043	-
Corporate Bonds
Communications	-	84,196	702
All Others	-	696,338	-
Governments	-	215,240	-
Structured Products	-	97,270	-
Short-Term Investments
Money Market Funds	7,807	-	-
All Others	-	131,184	79
Other Financial Instruments^
Futures	1,279	-	-
Forward Foreign Currency Contracts	-	118	-
Interest Rate Swaps	-	1,092	-
Credit Default Swaps	-	14,496	-
Total Assets:	$9,642	$1,309,256	$905
Liabilities:
Other Financial Instruments^
Futures	(212)	-	-
Forward Foreign Currency Contracts	-	(4,282)	-
Interest Rate Swaps	-	(480)	-
Credit Default Swaps	-	(4,216)	-
Reverse Repurchase Agreements	-	(1,648)	-
Total Liabilities:	$(212)	$(10,626)	$-

^ Other financial instruments are derivative instruments such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument, and securities sold short, reverse repurchase agreements, written options and swaps contracts, which are valued at market value.

Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the period ended December 31, 2021.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$2.4 billion

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC is the investment adviser for the Balanced Portfolio (the “Portfolio”). The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio will typically hold between 35-55% of assets in equity investments, 40-60% of assets in fixed income investments, and 0-20% of assets in cash equivalent investments.

MARKET OVERVIEW

U.S. equity markets gained during the reporting period, supported by a broad economic recovery following the COVID-19-related disruptions of 2020, to reach a series of record highs throughout the year. The widespread distribution of vaccines helped consumers return to their pre-pandemic activities and spending habits. The Federal Reserve (the “Fed”) maintained its accommodative policy stance during the year, with near-zero interest rates and bond-buying programs continuing to provide monetary stimulus. Rising raw material costs and energy prices, higher wages and supply-chain constraints led to a significant increase in inflation. However, the strong growth in consumer spending helped boost corporate earnings.

In this environment, large-cap stocks, as represented by the S&P 500® Index, posted a return of 28.71%, outperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned 24.76% and 26.82%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg® U.S. Aggregate Index, returned (1.54%), while the Bloomberg® U.S. Corporate High Yield Index advanced 5.28%.

PORTFOLIO RESULTS

The Portfolio returned 7.56% for the twelve months ended December 31, 2021, trailing the 28.71% return of the broad stock market, as measured by the S&P 500® Index, but outperforming the Bloomberg® U.S. Aggregate Index return of (1.54%). The Portfolio underperformed the Balanced Portfolio Blended Composite Benchmark return of 9.59%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) Comparative peer performance in 2021 included the Morningstar® Inc. Allocation – 30% to 50% Equity peer group average return of 8.41% and the Lipper® Analytical Services, Inc. Mixed-Asset Target Allocation Moderate Funds peer group average return of 11.03%. Morningstar® Inc. and Lipper® Analytical Services, Inc. are independent mutual fund ranking agencies.

Security selection of the Underlying Portfolios detracted from the Portfolio’s performance relative to the blended benchmark, representing the majority of the relative underperformance. Weakness was seen across the majority of the equity Underlying Portfolios when compared to their respective benchmarks. While equities had a significant absolute return for the period, notable Underlying Portfolio detractors during the period included the Growth Stock Portfolio, Focused Appreciation Portfolio and Large Cap Blend Portfolio, which were hindered by an underweight to large technology companies. Large technology companies continued their significant price appreciation in 2021 and represented a substantial portion of overall returns for large-capitalization domestic stocks.

While the absolute performance of international stocks trailed domestic stocks, the Portfolio’s investments in the International Growth Portfolio and the Research International Core Portfolio were notable contributors, benefiting from strong security selection decisions. From a tactical allocation perspective, the Portfolio’s tilt toward international and emerging market equities detracted from relative performance. International equities underperformed domestic equities during the reporting period as economic growth in other developed countries lagged growth domestically, and emerging market stocks faced near-term headwinds from a strengthening U.S. dollar and regulatory changes in China.

Balanced Portfolio (unaudited)

PORTFOLIO MANAGER OUTLOOK

As we enter 2022, we continue to have a positive outlook. The economy continues to show strength and the earnings and balance sheets of corporations are healthy. While the strong economic environment has been accompanied by higher rates of inflation, we believe there are reasons for inflation risks to moderate as 2022 develops, including the unclogging of supply chains as consumers shift their spending from goods to services, a normalization of labor markets and the Fed reigning in its historically stimulative policies. High valuations in certain areas of the markets are another area of concern. As the Fed begins to raise rates, this will put pressure on many growth-oriented stocks that have benefited from the Fed’s near zero interest-rate policy of the recent past. In this environment, we have been tilting the Portfolio toward areas with better relative valuations, such as small caps and foreign developed and emerging markets. As the year progresses, we will continue to position the Portfolio as necessary to take advantage of market opportunities.

Relative Performance

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Balanced Portfolio	7.56%	9.06%	7.86%
S&P 500® Index	28.71%	18.45%	16.53%
Bloomberg U.S. Aggregate Bond Index	-1.54%	3.57%	2.90%
Balanced Portfolio Blended Composite Benchmark	9.59%	9.71%	8.69%
Morningstar® US Insurance Fund Allocation - 30% to 50% Equity Average	8.41%	7.70%	6.92%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Moderate Funds Average	11.03%	9.29%	8.56%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses,

and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio may obtain its exposure to domestic and foreign equity securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

The U.S. federal funds rate has been at historically low levels and a significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Balanced Portfolio (unaudited)

Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	36.3%
Northwestern Mutual Series Fund, Inc., Multi- Sector Bond Portfolio	5.0%
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	4.6%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	4.6%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	4.5%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	4.4%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	4.2%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	3.9%
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	3.8%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	3.5%

Sector Allocation 12/31/21

Sector	% of Net Assets
Fixed Income	47.1%
Domestic Equity	37.7%
Foreign Equity	11.2%
Short-Term Investments & Other Net Assets	4.0%

Sector Allocation and Top 10 Holdings are subject to change.

Balanced Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Investment Companies (96.0%)	Shares/ Par +	Value $ (000’s)

Domestic Equity (37.7%)
iShares Core S&P 500 ETF	19,500	9,301
iShares Core S&P Mid-Cap ETF	25,550	7,233
iShares Russell 2000 ETF	64,400	14,326
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio £	34,743,777	67,194
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio £	33,477,547	67,424
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio £	25,252,230	109,064
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio £	26,917,040	108,826
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio £	67,029,855	92,903
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio £	41,346,757	91,335
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio £	56,066,843	66,888
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio £	25,574,987	100,637
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio £	53,402,427	106,645
Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio £	8,155,274	26,276
Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio £	11,778,432	30,377

Total		898,429

Fixed Income (47.1%)
iShares Core U.S. Aggregate Bond ETF	168,200	19,188
iShares iBoxx High Yield Corporate Bond ETF	99,900	8,692
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio £	112,032,118	84,024
Northwestern Mutual Series Fund, Inc., Multi-Sector Bond Portfolio £	106,601,548	119,927
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio £	688,900,019	865,259
Northwestern Mutual Series Fund, Inc., Short-Term Bond Portfolio £	22,680,206	23,905

Total		1,120,995

Foreign Equity (11.2%)
iShares Core MSCI Emerging Markets ETF	124,900	7,476
iShares MSCI EAFE ETF	139,900	11,007
Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio £	12,906,835	17,063

Investment Companies (96.0%)	Shares/ Par +	Value $ (000’s)

Foreign Equity continued
Northwestern Mutual Series Fund, Inc., International Equity Portfolio £	40,424,417	64,275
Northwestern Mutual Series Fund, Inc., International Growth Portfolio £	26,444,000	63,466
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio £	80,714,219	104,121

Total		267,408

Total Investment Companies
(Cost: $2,060,294)		2,286,832

Short-Term Investments (3.6%)

Commercial Paper (1.3%)
Apple, Inc. 0.000%, 1/11/22 144A	2,500,000	2,500
Caterpillar Financial Services Corp. 0.000%, 1/13/22	5,000,000	5,000
LVMH Moet Hennessy Louis Vuitton SE 0.000%, 2/2/22 144A	2,000,000	2,000
0.000%, 2/22/22 144A	5,000,000	4,999
0.000%, 3/23/22 144A	3,250,000	3,249
Royal Bank of Canada 0.000%, 1/7/22	2,250,000	2,250
Societe Generale SA 0.000%, 1/10/22 144A	1,600,000	1,600
0.000%, 1/31/22 144A	1,000,000	1,000
Unilever Capital Corp. 0.000%, 1/24/22 144A	5,275,000	5,275
0.000%, 2/28/22 144A	2,500,000	2,499

Total		30,372

Investment Companies (1.9%)
JPMorgan Ultra-Short Income ETF	452,950	22,865
PIMCO Enhanced Short Maturity Active ETF	225,400	22,891

Total		45,756

Money Market Funds (0.4%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	9,882,589	9,883

Total		9,883

Total Short-Term Investments
(Cost: $86,254)		86,011

Total Investments (99.6%)
(Cost: $2,146,548)@		2,372,843

Other Assets, Less Liabilities (0.4%)		8,730

Net Assets (100.0%)		2,381,573

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

+	All par is stated in U.S. Dollar unless otherwise noted.

£	Affiliated Company

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021 the value of these securities (in thousands) was $23,122 representing 1.0% of the net assets.

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $2,147,513 and the net unrealized appreciation of investments based on that cost was $225,330 which is comprised of $246,397 aggregate gross unrealized appreciation and $21,067 aggregate gross unrealized depreciation.

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

	Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
	(Amounts in thousands)
Assets:
Investment Companies	$2,286,832	$-	$-
Short-Term Investments
Investment Companies	45,756	-	-
Money Market Funds	9,883	-	-
Commercial Paper	-	30,372	-
Total Assets:	$2,342,471	$30,372	$-

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio (unaudited)

Objective:	Portfolio Strategy:	Net Assets:
Realize as high a level of total return as is consistent with reasonable investment risk.	Invest in the stock, bond and money market sectors, attempting to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions.	$321 million

PORTFOLIO OVERVIEW

Mason Street Advisors, LLC is the investment adviser for the Asset Allocation Portfolio (the “Portfolio”). The Portfolio is tactically and strategically managed to capitalize on changing financial markets and economic conditions following a flexible policy for allocating assets across the stock, bond and money market sectors. The Portfolio operates primarily as a “fund of funds” to gain the Portfolio’s equity and fixed income exposure by investing in one or more of the equity and international portfolios, and one or more of the fixed income portfolios of Northwestern Mutual Series Fund, Inc. (each an “Underlying Portfolio”). The adviser allocates the Portfolio’s assets among the Underlying Portfolios based on the adviser’s economic and market outlook and the investment objectives and strategies of the Underlying Portfolios. Under normal market conditions, the Portfolio will typically hold between 55-75% of assets in equity investments, 25-45% of assets in fixed income investments, and 0-15% of assets in cash equivalent investments.

MARKET OVERVIEW

U.S. equity markets gained during the reporting period, supported by a broad economic recovery following the COVID-19-related disruptions of 2020, to reach a series of record highs throughout the year. The widespread distribution of vaccines helped consumers return to their pre-pandemic activities and spending habits. The Federal Reserve (the “Fed”) maintained its accommodative policy stance during the year, with near-zero interest rates and bond-buying programs continuing to provide monetary stimulus. Rising raw material costs and energy prices, higher wages and supply-chain constraints led to a significant increase in inflation. However, the strong growth in consumer spending helped boost corporate earnings. In this environment, large-cap stocks, as represented by the S&P 500® Index, posted a return of 28.71%, outperforming the S&P MidCap 400® and the S&P SmallCap 600® Indices, which returned 24.76% and 26.82%, respectively. Meanwhile, the broader bond market, as represented by the Bloomberg® U.S. Aggregate Index, returned (1.54%), while the Bloomberg® U.S. Corporate High Yield Index advanced 5.28%.

PORTFOLIO RESULTS

The Portfolio returned 10.45% for the twelve months ended December 31, 2021, trailing the 28.71% return of the broad stock market, as measured by the S&P 500® Index, but outperforming the Bloomberg® U.S. Aggregate Index return of (1.54%). The Portfolio underperformed the Asset Allocation Portfolio Blended Composite Benchmark return of 13.05%. (The benchmark weights are detailed in the “Benchmark Definitions” section of this annual report.) (These Indices are unmanaged, cannot be invested in directly and do not incur expenses.) Comparative peer performance in 2021 included the Morningstar® Inc. Allocation – 50% to 70% Equity peer group average return of 13.01% and the Lipper® Analytical Services, Inc. Mixed-Asset Target Allocation Growth Funds peer group average return of 14.09%. Morningstar® Inc. and Lipper® Analytical Services, Inc. are independent mutual fund ranking agencies.

Security selection of the Underlying Portfolios detracted from the Portfolio’s performance relative to the blended benchmark, representing the majority of the relative underperformance. Weakness was seen across the majority of the equity Underlying Portfolios when compared to their respective benchmarks. While equities had a significant absolute return for the period, notable Underlying Portfolio detractors during the period included the Growth Stock Portfolio, Focused Appreciation Portfolio and Large Cap Blend Portfolio, which were hindered by an underweight to large technology companies. Large technology companies continued their significant price appreciation in 2021 and represented a substantial portion of overall returns for large-capitalization domestic stocks.

While the absolute performance of international stocks trailed domestic stocks, the Portfolio’s investments in the International Growth Portfolio and the Research International Core Portfolio were notable contributors, benefiting from strong security selection decisions.

From a tactical allocation perspective, the Portfolio’s tilt toward international and emerging market equities detracted from relative performance. International equities underperformed domestic equities during the reporting period as economic

Asset Allocation Portfolio (unaudited)

growth in other developed countries lagged growth domestically, and emerging market stocks faced near-term headwinds from a strengthening U.S. dollar and regulatory changes in China.

PORTFOLIO MANAGER OUTLOOK

As we enter 2022, we continue to have a positive outlook. The economy continues to show strength and the earnings and balance sheets of corporations are healthy. While the strong economic environment has been accompanied by higher rates of inflation, we believe there are reasons for inflation risks to moderate as 2022 develops, including the unclogging of supply chains as consumers shift their spending from goods to services, a normalization of labor markets and the Fed reigning in its historically stimulative policies. High valuations in certain areas of the markets are another area of concern. As the Fed begins to raise rates, this will put pressure on many growth-oriented stocks that have benefited from the Fed’s near zero interest-rate policy of the recent past. In this environment, we have been tilting the Portfolio toward areas with better relative valuations, such as small caps and foreign developed and emerging markets. As the year progresses, we will continue to position the Portfolio as necessary to take advantage of market opportunities.

Average Annual Total Returns For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years
Asset Allocation Portfolio	10.45%	10.64%	9.25%
S&P 500® Index	28.71%	18.45%	16.53%
Bloomberg U.S. Aggregate Bond Index	-1.54%	3.57%	2.90%
Asset Allocation Portfolio Blended Composite Benchmark	13.05%	11.54%	10.45%
Morningstar® US Insurance Fund Allocation - 50% to 70% Equity Average	13.01%	10.32%	9.53%
Lipper® Variable Insurance Products (VIP) Mixed Asset Target Allocation Growth Funds Average	14.09%	10.83%	9.95%

The performance data quoted represents past performance. Past performance is historical and does not guarantee future performance. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance information visit www.northwesternmutual.com.

This chart assumes an initial investment of $10,000 made on 12/31/11. Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sale loads and account fees. Please refer to the Benchmark Definitions section of this report for information about the indices cited in the above chart and graph.

The Portfolio obtains its exposure to equity and fixed income securities by investing in other Series Fund portfolios (Underlying Portfolios). Each of the Underlying Portfolios has its own investment risks, and the Portfolio is indirectly exposed to all the risks of the Underlying Portfolios in which it invests, including that risk that an Underlying Portfolio will not perform as expected. To the extent that the Portfolio invests a significant portion of its assets in a single Underlying Portfolio, it will be particularly sensitive to the risks associated with that Underlying Portfolio may have a significant effect on the Portfolio’s net asset value. The Portfolio will bear a pro rata share of the Underlying Portfolio’s expenses.

The Portfolio may use derivative instruments to gain exposure to certain markets, sectors or regions as alternatives to direct investments, to adjust the Portfolio duration, to provide increased flexibility in asset allocation, to earn income and to otherwise seek to enhance returns or to hedge foreign currency exposure. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, mispricing or improper valuation. Certain derivatives involve leverage, which could magnify losses, and portfolios investing in derivatives could lose more than the principal amount invested in those investments.

The U.S. federal funds rate has been at historically low levels and a significant rise in interest rates over a short period of time could cause significant losses in the market value of the Portfolio’s fixed income investments.

Asset Allocation Portfolio (unaudited)

Top 10 Equity Holdings 12/31/21

Security Description	% of Net Assets
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio	19.3%
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio	6.5%
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio	5.8%
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio	5.8%
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio	5.5%
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio	5.4%
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio	5.1%
Northwestern Mutual Series Fund, Inc., Multi- Sector Bond Portfolio	5.0%
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio	4.9%
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio	4.8%

Sector Allocation 12/31/21

Sector	% of Net Assets
Domestic Equity	48.7%
Fixed Income	32.0%
Foreign Equity	16.3%
Short-Term Investments & Other Net Assets	3.0%

Sector Allocation and Top 10 Holdings are subject to change.

Asset Allocation Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2021

Investment Companies (97.0%)	Shares/ Par +	Value $ (000’s)

Domestic Equity (48.7%)
iShares Core S&P 500 ETF	3,800	1,812
iShares Core S&P Mid-Cap ETF	5,750	1,628
iShares Russell 2000 ETF	300	67
Northwestern Mutual Series Fund, Inc., Domestic Equity Portfolio £	5,967,483	11,541
Northwestern Mutual Series Fund, Inc., Equity Income Portfolio £	5,711,530	11,503
Northwestern Mutual Series Fund, Inc., Focused Appreciation Portfolio £	4,338,463	18,738
Northwestern Mutual Series Fund, Inc., Growth Stock Portfolio £	4,624,598	18,697
Northwestern Mutual Series Fund, Inc., Large Cap Blend Portfolio £	11,373,464	15,764
Northwestern Mutual Series Fund, Inc., Large Cap Core Stock Portfolio £	7,007,062	15,479
Northwestern Mutual Series Fund, Inc., Large Company Value Portfolio £	9,593,497	11,445
Northwestern Mutual Series Fund, Inc., Mid Cap Growth Stock Portfolio £	4,168,870	16,404
Northwestern Mutual Series Fund, Inc., Mid Cap Value Portfolio £	8,642,996	17,260
Northwestern Mutual Series Fund, Inc., Small Cap Growth Stock Portfolio £	2,305,661	7,429
Northwestern Mutual Series Fund, Inc., Small Cap Value Portfolio £	3,286,156	8,475

Total		156,242

Fixed Income (32.0%)
iShares Core U.S. Aggregate Bond ETF	22,800	2,601
iShares iBoxx High Yield Corporate Bond ETF	14,800	1,288
Northwestern Mutual Series Fund, Inc., High Yield Bond Portfolio £	23,533,506	17,650
Northwestern Mutual Series Fund, Inc., Multi-Sector Bond Portfolio £	14,257,333	16,039
Northwestern Mutual Series Fund, Inc., Select Bond Portfolio £	49,304,786	61,927
Northwestern Mutual Series Fund, Inc., Short-Term Bond Portfolio £	3,099,764	3,267

Total		102,772

Foreign Equity (16.3%)
iShares Core MSCI Emerging Markets ETF	23,600	1,413

Investment Companies (97.0%)	Shares/ Par +	Value $ (000’s)

Foreign Equity continued
iShares MSCI EAFE ETF	22,100	1,739
Northwestern Mutual Series Fund, Inc., Emerging Markets Equity Portfolio £	2,692,289	3,559
Northwestern Mutual Series Fund, Inc., International Equity Portfolio £	7,772,184	12,358
Northwestern Mutual Series Fund, Inc., International Growth Portfolio £	5,066,412	12,159
Northwestern Mutual Series Fund, Inc., Research International Core Portfolio £	16,201,104	20,899

Total		52,127

Total Investment Companies
(Cost: $268,477)		311,141

Short-Term Investments (2.6%)

Commercial Paper (0.9%)
Apple, Inc. 0.000%, 1/11/22 144A	1,000,000	1,000
LVMH Moet Hennessy Louis Vuitton SE 0.000%, 2/22/22 144A	1,000,000	1,000
Royal Bank of Canada 0.000%, 1/11/22	200,000	200
Societe Generale SA 0.000%, 1/10/22 144A	400,000	400
0.000%, 1/14/22 144A	300,000	300

Total		2,900

Investment Companies (1.2%)
JPMorgan Ultra-Short Income ETF	40,300	2,034
PIMCO Enhanced Short Maturity Active ETF	20,100	2,042

Total		4,076

Money Market Funds (0.5%)
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.030%#	1,452,362	1,452

Total		1,452

Total Short-Term Investments
(Cost: $8,449)		8,428

Total Investments (99.6%)
(Cost: $276,926)@		319,569

Other Assets, Less Liabilities (0.4%)		1,168

Net Assets (100.0%)		320,737

+	All par is stated in U.S. Dollar unless otherwise noted.

£	Affiliated Company

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021 the value of these securities (in thousands) was $2,700 representing 0.8% of the net assets.

#	7-Day yield as of 12/31/2021.

@

At December 31, 2021, the aggregate cost of investments, including derivatives, for federal tax purposes (in thousands) was $277,083 and the net unrealized appreciation of investments based on that cost was $42,486 which is comprised of $44,934 aggregate gross unrealized appreciation and $2,448 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

The following is a summary of the inputs used in valuing the Portfolio’s Investments at December 31, 2021. See Note 3 for additional information on portfolio valuation.

		Valuation Inputs
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
		(Amounts in thousands)
Assets:
Investment Companies	$311,141	$–	$–
Short-Term Investments
Investment Companies	4,076	–	–
Money Market Funds	1,452	–	–
Commercial Paper	–	2,900	—
Total Assets:	$316,669	$2,900	$–

The Accompanying Notes are an Integral Part of the Financial Statements.

Benchmark Definitions (unaudited)

The following indices are used to illustrate investment market, sector or style performance or to serve as Portfolio performance comparisons. Unlike the Portfolios, the indices are not professionally managed and do not incur fees or expenses. It is not possible to invest directly in an index.

1/3 each: Bloomberg® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD; BofA Merrill Lynch® Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD; JPMorgan® EMBI Global — The Bloomberg® Global Aggregate — Credit Component ex Emerging Markets, Hedged USD provides a broad-based measure of the global developed markets investment grade fixed income markets. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Developed Markets Index, Hedged USD tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. It is not possible to invest in an unmanaged index.

Asset Allocation Portfolio Blended Composite Benchmark — The Asset Allocation Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Asset Allocation Portfolio’s model allocation and consists of the Russell 1000® Index (33%), the Russell MidCap Index (11%), the Russell 2000® Index (5%), the MSCI EAFE® (Europe-Australasia-Far-East) Index (13%), the MSCI® Emerging Markets Index (3%), the Bloomberg® U.S. Aggregate Bond Index (24%), the Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Bond Index (8%), and the BofA Merrill Lynch® US 3-Month Treasury Bill Index (3%).

Balanced Portfolio Blended Composite Benchmark — The Balanced Portfolio Blended Composite Benchmark is an unmanaged, hypothetical combination of unmanaged indices that correspond to the Balanced Portfolio’s model allocation and consists of the Russell 1000® Index (26%), the Russell MidCap Index (9%), the Russell 2000® Index (3%), the MSCI EAFE® (Europe-Australasia-Far-East) Index (9%), the MSCI® Emerging Markets Index (2%), the Bloomberg® U.S. Aggregate Bond Index (41%), the Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Bond Index (6%), and the BofA Merrill Lynch® US 3-Month Treasury Bill Index (4%).

Bloomberg® 1-3 Year U.S. Government/Credit Bond Index — The Bloomberg® 1-3 Year U.S. Government/Credit Bond Index is an unmanaged index of publicly issued medium and larger issues of U.S. Government, investment-grade corporate and investment-grade international dollar denominated bonds that have maturities of between one and three years.

Bloomberg® U.S. Aggregate Bond Index — The Bloomberg® U.S. Aggregate Index is an unmanaged index of publicly issued investment-grade fixed-rate debt securities including corporate, U.S. Treasury and government agency securities, mortgage pass-through and asset-backed securities with remaining maturities of at least one year regardless of call features.

Bloomberg® U.S. Corporate High Yield 2% Issuer Capped Bond Index — The Bloomberg® U. S. Corporate High Yield 2% Issuer Capped Index is an unmanaged index of U.S. Dollar-denominated, non-convertible, fixed-rate, noninvestment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Bloomberg® Global Credit Hedged USD Index — The Bloomberg® Global Credit Hedged USD Index is an unmanaged index composed of investment-grade and high yield credit securities from the Multiverse represented in U.S. dollars on a hedged basis (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg® Long-Term U.S. Treasury Index — The Bloomberg® Long-Term U.S. Treasury Index is an unmanaged index comprised of fixed-income securities with various maturities greater than 10 years.

Benchmark Definitions (unaudited)

Bloomberg® U.S. Treasury Inflation Protected Securities (TIPS) Index — The Bloomberg® U.S. Treasury Inflation Protected Securities (TIPS) Index is an unmanaged index of inflation-protected public obligations of the U.S. Treasury. The index is market capitalization weighted and includes all publicly-issued U.S. Treasury Inflation-Protected Securities that have at least one year remaining to maturity and have $250 million or more of outstanding face value.

BofA Merrill Lynch® US 3-Month Treasury Bill Index — The BofA Merrill Lynch® US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Lipper® Variable Insurance Products (VIP) Average — Each Lipper® Variable Insurance Products (VIP) Average is calculated by Lipper® Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. Source: Lipper®, Inc.

Morningstar® Insurance Fund Category Averages — Each Morningstar® category average is an equal-weighted category return. The calculation is simply the average of the returns at the end of the period for all the underlying variable insurance funds in a given category. Source: Morningstar®, Inc.

Morningstar® US Insurance Fund Allocation – 30% to 50% Equity Average — Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 30% and 50%. Source: Morningstar®, Inc.

Morningstar® US Insurance Fund Allocation – 50% to 70% Equity Average — Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. Source: Morningstar®, Inc.

MSCI® All Country World (ex-US) Index — The MSCI® All Country World (ex-US) Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S.

MSCI® All Country World (ex-US) Growth Index — The MSCI® All Country World (ex-US) Growth Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., with higher historical and forecasted growth characteristics.

MSCI® All Country World (ex-US) Value Index — The MSCI® All Country World (ex-US) Value Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure equity performance of companies in the developed and emerging markets, excluding the U.S., which captures large and mid cap securities exhibiting overall value style characteristics.

MSCI EAFE® (Europe-Australasia-Far-East) Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada.

MSCI EAFE® (Europe-Australasia-Far-East) Growth Index — The MSCI EAFE® (“Europe-Australasia-Far East”) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity performance of companies in the developed markets, excluding the U.S. & Canada, with higher historical and forecasted growth characteristics.

MSCI® Emerging Markets Index — The MSCI® Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 1000® Index — The Russell 1000® Index is an unmanaged, market capitalization-weighted, large cap index that measures the performance of the 1000 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index — The Russell 1000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

Benchmark Definitions (unaudited)

Russell 1000® Value Index — The Russell 1000® Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index — The Russell 2000® Index is an unmanaged, market capitalization-weighted index that measures the performance of the 2000 companies in the Russell 3000® Index and represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Russell 2000® Growth Index — The Russell 2000® Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index — The Russell 2000® Value Index is an unmanaged index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index — The Russell 3000® Index measures the performance of the 3000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell MidCap® Index — The Russell MidCap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25% of the total market capitalization of the Russell 1000® Index.

Russell MidCap® Growth Index — The Russell MidCap® Growth Index is an unmanaged index that measures the performance of the Russell MidCap® companies with higher price-to-book ratios and higher forecasted growth values.

Russell MidCap® Value Index — The Russell MidCap® Value Index is an unmanaged index that measures the performance of the Russell MidCap® companies with lower price-to-book and lower forecasted growth values.

S&P 500® Index — The S&P 500® Composite Stock Price Index is an unmanaged, capitalization-weighted index of 500 selected common stocks designed to measure the performance of the broad domestic economy.

S&P MidCap 400® Index — The S&P MidCap 400® Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

S&P SmallCap 600® Index — The S&P SmallCap 600® Index is an unmanaged index of 600 selected common stocks of U.S.-based companies with small market capitalizations.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2021 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$1,391,808	$1,321,170	$843,006	$203,018	$5,499,588
Cash	–	–	8	–	229
Cash Collateral for Derivative Positions	–	–	–	–	2,741
Receivable for Portfolio Shares Sold	46	127	49	2	584
Receivable for Investment Securities Sold	180	12,893	–	–	–
Prepaid Expenses and Other Assets	10	9	6	1	44
Dividends and Interest Receivable	92	1,174	523	255	3,276

Total Assets	1,392,136	1,335,373	843,592	203,276	5,506,462

Liabilities
Payable for Portfolio Shares Redeemed	1,722	7,282	78	6	404
Payable for Investment Securities Purchased	–	–	391	–	–
Variation Margin Payable	–	–	–	–	162
Investment Advisory Fees	477	676	285	121	858
Compliance Fees Payable	3	3	3	2	5
Accrued Expenses	35	51	29	21	63

Total Liabilities	2,237	8,012	786	150	1,492

Net Assets	$1,389,899	$1,327,361	$842,806	$203,126	$5,504,970

Represented By:
Aggregate Paid in Capital (10) (11)	$701,331	$543,696	$480,570	$122,785	$1,548,210
Total Distributable Earnings (Loss)	688,568	783,665	362,236	80,341	3,956,760

Net Assets for Shares Outstanding (10) (11)	$1,389,899	$1,327,361	$842,806	$203,126	$5,504,970

Net Asset Value, Offering and Redemption Price per Share	$4.04	$4.32	$2.21	$1.39	$8.18

(1) Unaffiliated Investments, at Cost	$853,495	$662,445	$594,337	$141,976	$1,749,104
(10) Shares Outstanding	343,803	307,323	381,447	146,548	673,265
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2021 (in thousands)

	Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio
Assets
Unaffiliated Investments, at Value (1)	$231,830	$1,096,103	$867,752	$1,376,659	$1,334,971
Cash	–	–	23	–	–
Cash Collateral for Derivative Positions	–	–	–	–	2
Receivable for Portfolio Shares Sold	21	186	129	78	194
Receivable for Investment Securities Sold	–	3,225	3,118	10,113	–
Variation Margin Receivable	–	–	–	–	4
Prepaid Expenses and Other Assets	1	7	6	9	25
Dividends and Interest Receivable	431	1,423	1,581	669	1,209

Total Assets	232,283	1,100,944	872,609	1,387,528	1,336,405

Liabilities
Payable for Portfolio Shares Redeemed	3,679	3,797	3,952	5,576	196
Payable for Investment Securities Purchased	–	–	293	5,754	–
Payable for Foreign Currency	236	–	–	–	–
Collateral from Counterparty	641	–	–	–	–
Investment Advisory Fees	128	437	396	590	242
Compliance Fees Payable	2	3	3	3	3
Accrued Expenses	37	30	29	37	27

Total Liabilities	4,723	4,267	4,673	11,960	468

Net Assets	$227,560	$1,096,677	$867,936	$1,375,568	$1,335,937

Represented By:
Aggregate Paid in Capital (10) (11)	$159,968	$658,225	$538,684	$964,245	$742,189
Total Distributable Earnings (Loss)	67,592	438,452	329,252	411,323	593,748

Net Assets for Shares Outstanding (10) (11)	$227,560	$1,096,677	$867,936	$1,375,568	$1,335,937

Net Asset Value, Offering and Redemption Price per Share	$1.19	$1.93	$2.01	$3.94	$2.57

(1) Unaffiliated Investments, at Cost	$194,737	$793,512	$631,496	$1,059,458	$873,907
(10) Shares Outstanding	190,804	567,127	430,912	349,542	519,175
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2021 (in thousands)

	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio
Assets
Unaffiliated Investments, at Value (1)	$710,850	$830,283	$434,555	$685,388	$1,067,294
Receivable for Portfolio Shares Sold	171	66	132	99	236
Receivable for Investment Securities Sold	680	–	72	–	–
Receivable for Foreign Currency	75	–	–	–	–
Prepaid Expenses and Other Assets	4	6	8	5	7
Dividends and Interest Receivable	1,334	212	440	479	1,541

Total Assets	713,114	830,567	435,207	685,971	1,069,078

Liabilities
Payable for Portfolio Shares Redeemed	5,564	103	81	155	140
Payable for Investment Securities Purchased	221	53	572	–	–
Accrued Foreign Capital Gains Tax	–	–	–	–	99
Variation Margin Payable	–	–	9	–	–
Payable for Foreign Currency	574	–	–	–	–
Collateral from Counterparty	1,440	–	–	–	–
Investment Advisory Fees	403	364	81	476	517
Compliance Fees Payable	2	3	2	3	3
Accrued Expenses	55	30	36	33	87

Total Liabilities	8,259	553	781	667	846

Net Assets	$704,855	$830,014	$434,426	$685,304	$1,068,232

Represented By:
Aggregate Paid in Capital (10) (11)	$496,550	$519,851	$274,582	$369,537	$587,473
Total Distributable Earnings (Loss)	208,305	310,163	159,844	315,767	480,759

Net Assets for Shares Outstanding (10) (11)	$704,855	$830,014	$434,426	$685,304	$1,068,232

Net Asset Value, Offering and Redemption Price per Share	$2.00	$3.22	$1.85	$2.58	$2.40

(1) Unaffiliated Investments, at Cost	$604,738	$629,975	$311,883	$444,255	$686,187
(10) Shares Outstanding	352,913	257,617	235,147	265,707	445,053
(11) Shares Authorized, $.01 Par Value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2021 (in thousands)

	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio	Short-Term Bond Portfolio
Assets
Unaffiliated Investments, at Value (1)	$968,923	$1,860,081	$995,516	$321,791	$414,319
Investments in Repurchase Agreements, at Value (3)	–	–	–	183,000	–
Cash	–	24	–	–	–
Foreign Currency, at Value (4)	–	1,066	920	–	–
Receivable for Portfolio Shares Sold	247	383	398	531	97
Receivable for Investment Securities Sold	119	–	444	–	2,857
Variation Margin Receivable	–	–	–	–	15
Receivable for Foreign Currency	–	6	–	–	–
Prepaid Expenses and Other Assets	7	13	7	3	3
Dividends and Interest Receivable	2,631	6,048	1,657	55	1,635

Total Assets	971,927	1,867,621	998,942	505,380	418,926

Liabilities
Payable for Portfolio Shares Redeemed	7,689	205	95	435	140
Payable for Investment Securities Purchased	197	398	1,023	16,030	6,312
Accrued Foreign Capital Gains Tax	286	–	3,496	–	–
Variation Margin Payable	–	–	–	–	13
Payable for Foreign Currency	–	937	–	–	–
Collateral from Counterparty	–	–	–	–	3
Investment Advisory Fees	565	761	731	18	113
Compliance Fees Payable	3	3	3	2	2
Accrued Expenses	84	109	101	37	59

Total Liabilities	8,824	2,413	5,449	16,522	6,642

Net Assets	$963,103	$1,865,208	$993,493	$488,858	$412,284

Represented By:
Aggregate Paid in Capital (10) (11)	$651,833	$1,819,119	$710,596	$488,858	$405,896
Total Distributable Earnings (Loss)	311,270	46,089	282,897	–	6,388

Net Assets for Shares Outstanding (10) (11)	$963,103	$1,865,208	$993,493	$488,858	$412,284

Net Asset Value, Offering and Redemption Price per Share	$1.29	$1.59	$1.32	$1.00	$1.05

(1) Unaffiliated Investments, at Cost	$707,180	$1,889,957	$786,282	$321,791	$413,776
(3) Investments in Repurchase Agreements, at Cost	–	–	–	183,000	–
(4) Foreign Currency, at Cost	–	1,063	919	–	–
(10) Shares Outstanding	746,795	1,173,387	751,413	488,856	391,270
(11) Shares Authorized, $.01 Par Value	2,000,000	3,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2021 (in thousands)

	Select Bond Portfolio	Long-Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio
Assets
Unaffiliated Investments, at Value (1)	$3,797,519	$162,218	$512,675	$829,930	$1,302,818
Cash	1	–	–	–	55
Foreign Currency, at Value (4)	–	–	–	–	4,006
Cash Collateral for Derivative Positions	470	423	–	–	8,579
Receivable for Portfolio Shares Sold	14,415	15	184	181	248
Receivable for Investment Securities Sold	251,689	5,255	412	7	10
Receivable for Financing Transactions	–	127,216	–	–	–
Variation Margin Receivable	–	77	13	–	825
Outstanding Swap Contracts, at Value (8)	–	–	4,610	–	1,069
Receivable for Foreign Currency	–	–	114	–	410
Prepaid Expenses and Other Assets	23	1	3	8	9
Dividends and Interest Receivable	11,513	810	1,162	12,661	14,322

Total Assets	4,075,630	296,015	519,173	842,787	1,332,351

Liabilities
Payable for Portfolio Shares Redeemed	334	22	40	110	88
Payable for Investment Securities Purchased	645,942	–	105	–	7,462
Payable for Financing Transactions	–	151,639	–	–	–
Variation Margin Payable	–	90	359	–	45
Securities Sold Short, at Value (7)	–	5,284	–	–	–
Payable for Reverse Repurchase Agreements	–	–	–	–	1,648
Outstanding Swap Contracts, at Value (9)	–	–	1,107	–	173
Payable for Foreign Currency	–	–	193	–	4,326
Collateral from Counterparty	–	–	3,181	–	1,090
Investment Advisory Fees	849	66	212	297	753
Compliance Fees Payable	4	2	2	3	3
Deferred Income for Financing Transactions	–	6	–	–	–
Accrued Expenses	85	37	43	45	112

Total Liabilities	647,214	157,146	5,242	455	15,700

Net Assets	$3,428,416	$138,869	$513,931	$842,332	$1,316,651

Represented By:
Aggregate Paid in Capital (10) (11)	$3,396,353	$159,661	$453,988	$786,832	$1,268,433
Total Distributable Earnings (Loss)	32,063	(20,792)	59,943	55,500	48,218

Net Assets for Shares Outstanding (10) (11)	$3,428,416	$138,869	$513,931	$842,332	$1,316,651

Net Asset Value, Offering and Redemption Price per Share	$1.26	$0.94	$1.28	$0.75	$1.13

(1) Unaffiliated Investments, at Cost	$3,809,859	$168,655	$490,161	$810,270	$1,304,681
(4) Foreign Currency, at Cost	–	–	–	–	4,050
(7) Proceeds Received from Short Sales	–	5,277	–	–	–
(8) Premiums Paid on Swap Contracts	–	239	3	–	13,709
(9) Premiums Received from Swap Contracts	–	217	1	–	5,327
(10) Shares Outstanding	2,730,480	147,894	402,237	1,123,756	1,170,080
(11) Shares Authorized, $.01 Par Value	6,000,000	2,000,000	2,000,000	3,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

NORTHWESTERN MUTUAL SERIES FUND, INC.

December 31, 2021 (in thousands)

	Balanced Portfolio	Asset Allocation Portfolio
Assets
Unaffiliated Investments, at Value (1)	$163,234	$18,976
Affiliated Investments, at Value (2)	2,209,609	300,593
Receivable for Portfolio Shares Sold	237	21
Receivable for Investment Securities Sold	35,752	3,912
Prepaid Expenses and Other Assets	16	2
Dividends and Interest Receivable	42	7

Total Assets	2,408,890	323,511

Liabilities
Payable for Portfolio Shares Redeemed	244	107
Payable for Investment Securities Purchased	26,935	2,629
Investment Advisory Fees	100	14
Compliance Fees Payable	4	2
Accrued Expenses	34	22

Total Liabilities	27,317	2,774

Net Assets	$2,381,573	$320,737

Represented By:
Aggregate Paid in Capital (10) (11)	$1,951,876	$251,060
Total Distributable Earnings (Loss)	429,697	69,677

Net Assets for Shares Outstanding (10) (11)	$2,381,573	$320,737

Net Asset Value, Offering and Redemption Price per Share	$1.57	$1.33

(1) Unaffiliated Investments, at Cost	$157,883	$18,732
(2) Affiliated Investments, at Cost	1,988,665	258,194
(10) Shares Outstanding	1,513,430	241,513
(11) Shares Authorized, $.01 Par Value	4,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2021 (in thousands)

	Growth Stock Portfolio	Focused Appreciation Portfolio	Large Cap Core Stock Portfolio	Large Cap Blend Portfolio	Index 500 Stock Portfolio
Investment Income
Income
Interest (1)	$2	$3	$1	$2	$11
Unaffiliated Dividends (1)	4,356	7,773	8,873	2,809	68,757

Total Income	4,358	7,776	8,874	2,811	68,768

Expenses
Investment Advisory Fees	5,558	9,238	3,303	1,453	9,944
Custodian Fees	45	74	27	18	38
Shareholder Reporting Fees	13	14	13	15	12
Audit Fees	28	25	28	21	41
Valuation Services	1	1	2	–	6
Compliance Fees	10	10	9	8	18
Directors Fees	47	46	41	36	81
Professional Fees	9	8	7	7	13
Trade Name Fees	–	–	–	–	62
Other Expenses	15	14	8	2	51

Total Expenses	5,726	9,430	3,438	1,560	10,266

Less Waived Fees:
Paid by Affiliate	(71)	(1,560)	(87)	(58)	(594)

Net Expenses	5,655	7,870	3,351	1,502	9,672

Net Investment Income (Loss)	(1,297)	(94)	5,523	1,309	59,096
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	152,928	126,915	111,487	18,019	136,231
Futures Contracts	–	–	–	–	13,259

Net Realized Gain (Loss) on Investments	152,928	126,915	111,487	18,019	149,490

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	51,611	91,159	58,406	13,123	1,029,895
Futures Contracts	–	–	–	–	(172)

Net Change in Unrealized Appreciation (Depreciation) of Investments	51,611	91,159	58,406	13,123	1,029,723

Net Gain (Loss) on Investments	204,539	218,074	169,893	31,142	1,179,213

Net Increase (Decrease) in Net Assets Resulting from Operations	$203,242	$217,980	$175,416	$32,451	$1,238,309

(1) Net of Foreign Witholding Tax	$18	$607	$63	$71	$9

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2021 (in thousands)

	Large Company Value Portfolio	Domestic Equity Portfolio	Equity Income Portfolio	Mid Cap Growth Stock Portfolio	Index 400 Stock Portfolio
Investment Income
Income
Interest (1)	$1	$3	$53	$–	$4
Unaffiliated Dividends (1)	5,415	23,428	19,607	9,090	16,085

Total Income	5,416	23,431	19,660	9,090	16,089

Expenses
Investment Advisory Fees	1,581	5,386	5,371	7,149	3,164
Custodian Fees	49	20	28	34	32
Shareholder Reporting Fees	14	14	13	11	13
Audit Fees	25	25	26	28	29
Valuation Services	14	–	1	1	5
Compliance Fees	8	9	9	10	10
Directors Fees	36	44	42	48	46
Professional Fees	7	8	8	8	8
Trade Name Fees	–	–	–	–	102
Other Expenses	2	10	9	14	12

Total Expenses	1,736	5,516	5,507	7,303	3,421

Less Waived Fees:
Paid by Affiliate	(46)	(348)	(664)	(38)	(383)

Net Expenses	1,690	5,168	4,843	7,265	3,038

Net Investment Income (Loss)	3,726	18,263	14,817	1,825	13,051
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	28,571	118,336	79,832	97,265	115,945
Futures Contracts	–	–	–	–	4,153
Foreign Currency Transactions	1,082	–	4	–	–

Net Realized Gain (Loss) on Investments	29,653	118,336	79,836	97,265	120,098

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	11,529	72,800	97,811	35,035	134,980
Futures Contracts	–	–	–	–	(68)
Foreign Currency Transactions	(127)	–	(1)	–	–

Net Change in Unrealized Appreciation (Depreciation) of Investments	11,402	72,800	97,810	35,035	134,912

Net Gain (Loss) on Investments	41,055	191,136	177,646	132,300	255,010

Net Increase (Decrease) in Net Assets Resulting from Operations	$44,781	$209,399	$192,463	$134,125	$268,061

(1) Net of Foreign Witholding Tax	$103	$–	$379	$3	$–

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2021 (in thousands)

	Mid Cap Value Portfolio	Small Cap Growth Stock Portfolio	Index 600 Stock Portfolio	Small Cap Value Portfolio	International Growth Portfolio
Investment Income
Income
Interest (1)	$4	$1	$2	$2	$73
Unaffiliated Dividends (1)	15,132	4,075	6,341	7,586	11,270

Total Income	15,136	4,076	6,343	7,588	11,343

Expenses
Investment Advisory Fees	5,703	4,484	918	5,703	5,889
Custodian Fees	61	28	53	32	155
Shareholder Reporting Fees	15	13	15	13	13
Audit Fees	27	25	26	24	29
Valuation Services	15	2	8	2	15
Compliance Fees	9	9	8	9	9
Directors Fees	40	42	38	40	44
Professional Fees	8	8	7	8	27
Trade Name Fees	–	–	28	–	–
Other Expenses	7	8	3	6	11

Total Expenses	5,885	4,619	1,104	5,837	6,192

Less Waived Fees:
Paid by Affiliate	(1,079)	–	–	(86)	(3)

Net Expenses	4,806	4,619	1,104	5,751	6,189

Net Investment Income (Loss)	10,330	(543)	5,239	1,837	5,154
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	98,349	111,184	31,885	75,354	96,158
Futures Contracts	–	–	126	–	–
Swap Contracts	–	–	1,689	–	–
Foreign Currency Transactions	2,406	–	–	–	(59)

Net Realized Gain (Loss) on Investments	100,755	111,184	33,700	75,354	96,099

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	26,706	(75,989)	51,474	59,393	47,387
Futures Contracts	–	–	81	–	–
Swap Contracts	–	–	(894)	–	–
Foreign Currency Transactions	(164)	–	–	–	(96)

Net Change in Unrealized Appreciation (Depreciation) of Investments	26,542	(75,989)	50,661	59,393	47,291

Net Gain (Loss) on Investments	127,297	35,195	84,361	134,747	143,390

Net Increase (Decrease) in Net Assets Resulting from Operations	$137,627	$34,652	$89,600	$136,584	$148,544

(1) Net of Foreign Witholding Tax	$189	$–	$5	$12	$448

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2021 (in thousands)

	Research International Core Portfolio	International Equity Portfolio	Emerging Markets Equity Portfolio	Government Money Market Portfolio	Short-Term Bond Portfolio
Investment Income
Income
Interest (1)	$–	$9	$6	$429	$6,690
Unaffiliated Dividends (1)	19,711	52,886	21,152	–	–

Total Income	19,711	52,895	21,158	429	6,690

Expenses
Investment Advisory Fees	7,012	12,341	10,592	1,593	1,317
Custodian Fees	150	228	200	41	54
Shareholder Reporting Fees	15	11	14	15	17
Audit Fees	29	32	29	25	31
Valuation Services	16	15	15	9	58
Compliance Fees	9	11	10	8	8
Directors Fees	43	52	44	40	38
Professional Fees	40	29	32	6	8
Other Expenses	10	19	11	7	4

Total Expenses	7,324	12,738	10,947	1,744	1,535

Less Waived Fees:
Paid by Affiliate	(468)	(3,133)	(1,597)	(1,318)	–

Net Expenses	6,856	9,605	9,350	426	1,535

Net Investment Income (Loss)	12,855	43,290	11,808	3	5,155
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	41,141	328,728	89,785	34	1,443
Futures Contracts	–	–	–	–	289
Foreign Currency Transactions	(14)	(340)	(514)	–	–

Net Realized Gain (Loss) on Investments	41,127	328,388	89,271	34	1,732

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	50,483	(281,275)	(145,190)	–	(7,459)
Futures Contracts	–	–	–	–	(203)
Foreign Currency Transactions	(147)	(1,259)	5	–	–

Net Change in Unrealized Appreciation (Depreciation) of Investments	50,336	(282,534)	(145,185)	–	(7,662)

Net Gain (Loss) on Investments	91,463	45,854	(55,914)	34	(5,930)

Net Increase (Decrease) in Net Assets Resulting from Operations	$104,318	$89,144	$(44,106)	$37	$(775)

(1) Net of Foreign Witholding Tax	$172	$1,524	$1,018	$–	$1

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2021 (in thousands)

	Select Bond Portfolio	Long – Term U.S. Government Bond Portfolio	Inflation Protection Portfolio	High Yield Bond Portfolio	Multi-Sector Bond Portfolio
Investment Income
Income
Interest (1)	$49,501	$3,411	$17,081	$44,503	$45,436
Unaffiliated Dividends (1)	–	–	275	90	–

Total Income	49,501	3,411	17,356	44,593	45,436

Expenses
Investment Advisory Fees	10,256	774	2,482	3,506	9,721
Custodian Fees	84	34	39	24	176
Shareholder Reporting Fees	15	15	15	14	18
Audit Fees	44	34	35	36	45
Valuation Services	58	11	20	40	63
Compliance Fees	14	8	8	9	10
Directors Fees	69	35	38	42	46
Professional Fees	11	8	8	8	11
Interest Expense	–	31	–	–	32
Other Expenses	39	2	4	10	13

Total Expenses	10,590	952	2,649	3,689	10,135

Less Waived Fees:
Paid by Affiliate	(284)	(1)	(171)	–	(1,209)

Net Expenses	10,306	951	2,478	3,689	8,926

Net Investment Income (Loss)	39,195	2,460	14,878	40,904	36,510
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	10,542	(2,491)	10,662	3,902	10,087
Distributions of Realized Gains by Other Unaffiliated Investment Companies	–	–	75	–	–
Futures Contracts	–	2,233	(600)	–	(11,264)
Options Written	–	–	–	–	71
Short Sales	–	100	–	–	–
Swap Contracts	–	259	(10)	–	14,995
Foreign Currency Transactions	–	–	198	–	18,972

Net Realized Gain (Loss) on Investments	10,542	101	10,325	3,902	32,861

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	(105,282)	(10,380)	(11,729)	(1,638)	(64,170)
Futures Contracts	–	(442)	(87)	–	1,424
Short Sales	–	97	–	–	–
Swap Contracts	–	102	17,054	–	(5,660)
Foreign Currency Transactions	–	–	227	–	(468)

Net Change in Unrealized Appreciation (Depreciation) of Investments	(105,282)	(10,623)	5,465	(1,638)	(68,874)

Net Gain (Loss) on Investments	(94,740)	(10,522)	15,790	2,264	(36,013)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(55,545)	$(8,062)	$30,668	$43,168	$497

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2021 (in thousands)

	Balanced Portfolio	Asset Allocation Portfolio
Investment Income
Income
Interest (1)	$31	$5
Unaffiliated Dividends (1)	1,499	215
Affiliated Dividends	35,907	4,413

Total Income	37,437	4,633

Expenses
Investment Advisory Fees	7,170	1,623
Custodian Fees	18	18
Shareholder Reporting Fees	13	13
Audit Fees	36	29
Valuation Services	1	1
Compliance Fees	12	8
Directors Fees	58	37
Professional Fees	10	7
Other Expenses	27	3

Total Expenses	7,345	1,739

Less Waived Fees:
Paid by Affiliate	(5,975)	(1,464)

Net Expenses	1,370	275

Net Investment Income (Loss)	36,067	4,358
Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on:
Unaffiliated Investment Securities	12,247	2,238
Affiliated Investment Securities	66,743	8,712
Distributions of Realized Gains by Other Affiliated Investment Companies	90,853	11,865
Distributions of Realized Gains by Other Unaffiliated Investment Companies	17	2

Net Realized Gain (Loss) on Investments	169,860	22,817

Net Unrealized Appreciation (Depreciation) of:
Unaffiliated Investment Securities	(6,507)	(1,383)
Affiliated Investment Securities	(26,853)	5,684

Net Change in Unrealized Appreciation (Depreciation) of Investments	(33,360)	4,301

Net Gain (Loss) on Investments	136,500	27,118

Net Increase (Decrease) in Net Assets Resulting from Operations	$172,567	$31,476

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Growth Stock Portfolio		Focused Appreciation Portfolio		Large Cap Core Stock Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Change in Net Assets
Operations
Net Investment Income (Loss)	$(1,297)	$49	$(94)	$1,975	$5,523	$6,178
Net Realized Gain (Loss) on Investments	152,928	54,774	126,915	125,701	111,487	54,967
Net Change in Unrealized Appreciation (Depreciation) of Investments	51,611	301,919	91,159	175,696	58,406	74,476

Net Increase (Decrease) in Net Assets Resulting from Operations	203,242	356,742	217,980	303,372	175,416	135,621

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(55,999)	(195,980)	(128,631)	(50,373)	(63,357)	(24,636)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(55,999)	(195,980)	(128,631)	(50,373)	(63,357)	(24,636)

Capital Transactions:
Shares Sold	66,958	45,556	67,399	59,733	18,494	22,905
Reinvestment of Distributions Paid	55,999	195,980	128,631	50,373	63,357	24,636
Shares Redeemed	(166,704)	(199,219)	(144,714)	(189,033)	(71,081)	(71,757)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(43,747)	42,317	51,316	(78,927)	10,770	(24,216)

Total Increase (Decrease) in Net Assets	103,496	203,079	140,665	174,072	122,829	86,769
Net Assets
Beginning of Period	1,286,403	1,083,324	1,186,696	1,012,624	719,977	633,208

End of Period	$1,389,899	$1,286,403	$1,327,361	$1,186,696	$842,806	$719,977

Portfolio Share Transactions:
Shares Sold	16,816	13,216	15,424	16,862	8,789	14,085
Reinvestment of Distributions Paid	13,432	59,841	29,970	13,644	29,913	14,440
Shares Redeemed	(43,417)	(57,015)	(33,493)	(54,134)	(33,738)	(43,249)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(13,169)	16,042	11,901	(23,628)	4,964	(14,724)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Large Cap Blend Portfolio		Index 500 Stock Portfolio		Large Company Value Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Change in Net Assets
Operations
Net Investment Income (Loss)	$1,309	$1,226	$59,096	$62,303	$3,726	$3,767
Net Realized Gain (Loss) on Investments	18,019	12,450	149,490	124,699	29,653	1,679
Net Change in Unrealized Appreciation (Depreciation) of Investments	13,123	2,686	1,029,723	495,371	11,402	607

Net Increase (Decrease) in Net Assets Resulting from Operations	32,451	16,362	1,238,309	682,373	44,781	6,053

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(13,080)	(10,592)	(186,699)	(139,079)	(5,187)	(10,823)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(13,080)	(10,592)	(186,699)	(139,079)	(5,187)	(10,823)

Capital Transactions:
Shares Sold	4,803	7,220	291,017	239,426	18,519	20,650
Reinvestment of Distributions Paid	13,080	10,592	186,699	139,079	5,187	10,823
Shares Redeemed	(14,692)	(17,971)	(444,085)	(369,350)	(47,738)	(20,255)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	3,191	(159)	33,631	9,155	(24,032)	11,218

Total Increase (Decrease) in Net Assets	22,562	5,611	1,085,241	552,449	15,562	6,448
Net Assets
Beginning of Period	180,564	174,953	4,419,729	3,867,280	211,998	205,550

End of Period	$203,126	$180,564	$5,504,970	$4,419,729	$227,560	$211,998

Portfolio Share Transactions:
Shares Sold	3,584	6,546	39,131	42,394	16,602	22,777
Reinvestment of Distributions Paid	10,031	9,577	24,195	23,469	4,538	12,065
Shares Redeemed	(11,061)	(15,787)	(59,643)	(64,668)	(42,048)	(22,038)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	2,554	336	3,683	1,195	(20,908)	12,804

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Domestic Equity Portfolio		Equity Income Portfolio		Mid Cap Growth Stock Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Change in Net Assets
Operations
Net Investment Income (Loss)	$18,263	$18,599	$14,817	$17,281	$1,825	$2,019
Net Realized Gain (Loss) on Investments	118,336	22,615	79,836	(705)	97,265	171,779
Net Change in Unrealized Appreciation (Depreciation) of Investments	72,800	(27,842)	97,810	(7,003)	35,035	99,912

Net Increase (Decrease) in Net Assets Resulting from Operations	209,399	13,372	192,463	9,573	134,125	273,710

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(41,951)	(57,933)	(17,168)	(63,828)	(177,020)	(52,240)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(41,951)	(57,933)	(17,168)	(63,828)	(177,020)	(52,240)

Capital Transactions:
Shares Sold	67,692	86,700	26,819	49,586	27,950	29,297
Reinvestment of Distributions Paid	41,951	57,933	17,168	63,828	177,020	52,240
Shares Redeemed	(126,486)	(74,776)	(138,867)	(85,890)	(131,071)	(112,200)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(16,843)	69,857	(94,880)	27,524	73,899	(30,663)

Total Increase (Decrease) in Net Assets	150,605	25,296	80,415	(26,731)	31,004	190,807
Net Assets
Beginning of Period	946,072	920,776	787,521	814,252	1,344,564	1,153,757

End of Period	$1,096,677	$946,072	$867,936	$787,521	$1,375,568	$1,344,564

Portfolio Share Transactions:
Shares Sold	37,242	58,482	14,138	34,469	6,644	8,941
Reinvestment of Distributions Paid	23,229	39,707	8,979	45,690	45,390	15,850
Shares Redeemed	(69,390)	(48,392)	(73,961)	(56,283)	(30,976)	(33,225)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(8,919)	49,797	(50,844)	23,876	21,058	(8,434)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Index 400 Stock Portfolio		Mid Cap Value Portfolio		Small Cap Growth Stock Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Change in Net Assets
Operations
Net Investment Income (Loss)	$13,051	$12,047	$10,330	$9,497	$(543)	$660
Net Realized Gain (Loss) on Investments	120,098	37,405	100,755	2,441	111,184	82,005
Net Change in Unrealized Appreciation (Depreciation) of Investments	134,912	88,149	26,542	2,425	(75,989)	130,687

Net Increase (Decrease) in Net Assets Resulting from Operations	268,061	137,601	137,627	14,363	34,652	213,352

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(49,492)	(56,269)	(12,785)	(9,956)	(82,706)	(39,514)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(49,492)	(56,269)	(12,785)	(9,956)	(82,706)	(39,514)

Capital Transactions:
Shares Sold	79,432	77,991	47,082	51,959	39,867	30,495
Reinvestment of Distributions Paid	49,492	56,269	12,785	9,956	82,706	39,514
Shares Redeemed	(127,025)	(93,413)	(80,257)	(57,433)	(84,951)	(75,271)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	1,899	40,847	(20,390)	4,482	37,622	(5,262)

Total Increase (Decrease) in Net Assets	220,468	122,179	104,452	8,889	(10,432)	168,576
Net Assets
Beginning of Period	1,115,469	993,290	600,403	591,514	840,446	671,870

End of Period	$1,335,937	$1,115,469	$704,855	$600,403	$830,014	$840,446

Portfolio Share Transactions:
Shares Sold	32,105	45,756	25,282	37,414	11,481	11,794
Reinvestment of Distributions Paid	20,185	31,899	6,732	6,838	24,821	14,996
Shares Redeemed	(51,909)	(50,960)	(42,723)	(38,243)	(24,328)	(27,751)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	381	26,695	(10,709)	6,009	11,974	(961)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Index 600 Stock Portfolio		Small Cap Value Portfolio		International Growth Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Change in Net Assets
Operations
Net Investment Income (Loss)	$5,239	$2,939	$1,837	$2,586	$5,154	$5,151
Net Realized Gain (Loss) on Investments	33,700	6,020	75,354	29,017	96,099	29,704
Net Change in Unrealized Appreciation (Depreciation) of Investments	50,661	31,689	59,393	20,993	47,291	106,591

Net Increase (Decrease) in Net Assets Resulting from Operations	89,600	40,648	136,584	52,596	148,544	141,446

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(9,577)	(15,825)	(31,940)	(35,987)	(34,654)	(16,639)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(9,577)	(15,825)	(31,940)	(35,987)	(34,654)	(16,639)

Capital Transactions:
Shares Sold	52,725	47,484	18,877	27,670	82,450	60,618
Reinvestment of Distributions Paid	9,577	15,825	31,940	35,987	34,654	16,639
Shares Redeemed	(52,001)	(34,141)	(85,236)	(70,721)	(87,004)	(93,935)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	10,301	29,168	(34,419)	(7,064)	30,100	(16,678)

Total Increase (Decrease) in Net Assets	90,324	53,991	70,225	9,545	143,990	108,129
Net Assets
Beginning of Period	344,102	290,111	615,079	605,534	924,242	816,113

End of Period	$434,426	$344,102	$685,304	$615,079	$1,068,232	$924,242

Portfolio Share Transactions:
Shares Sold	29,519	41,370	7,540	16,477	36,250	33,344
Reinvestment of Distributions Paid	5,423	13,446	13,016	20,635	14,284	8,446
Shares Redeemed	(29,578)	(27,540)	(34,221)	(36,952)	(37,660)	(50,648)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	5,364	27,276	(13,665)	160	12,874	(8,858)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Research International Core Portfolio		International Equity Portfolio		Emerging Markets Equity Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Change in Net Assets
Operations
Net Investment Income (Loss)	$12,855	$10,392	$43,290	$41,111	$11,808	$5,407
Net Realized Gain (Loss) on Investments	41,127	14,833	328,388	(250,648)	89,271	1,940
Net Change in Unrealized Appreciation (Depreciation) of Investments	50,336	82,425	(282,534)	170,374	(145,185)	220,945

Net Increase (Decrease) in Net Assets Resulting from Operations	104,318	107,650	89,144	(39,163)	(44,106)	228,292

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(24,775)	(30,940)	(43,243)	(56,976)	(5,199)	(18,235)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(24,775)	(30,940)	(43,243)	(56,976)	(5,199)	(18,235)

Capital Transactions:
Shares Sold	93,466	68,253	144,483	149,908	141,055	89,800
Reinvestment of Distributions Paid	24,775	30,940	43,243	56,976	5,199	18,235
Shares Redeemed	(125,682)	(69,787)	(148,238)	(123,960)	(127,554)	(128,004)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(7,441)	29,406	39,488	82,924	18,700	(19,969)

Total Increase (Decrease) in Net Assets	72,102	106,116	85,389	(13,215)	(30,605)	190,088
Net Assets
Beginning of Period	891,001	784,885	1,779,819	1,793,034	1,024,098	834,010

End of Period	$963,103	$891,001	$1,865,208	$1,779,819	$993,493	$1,024,098

Portfolio Share Transactions:
Shares Sold	74,528	67,304	88,595	107,989	100,724	90,152
Reinvestment of Distributions Paid	18,927	28,782	26,050	40,209	3,633	16,137
Shares Redeemed	(100,841)	(67,172)	(90,302)	(85,956)	(88,474)	(114,781)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(7,386)	28,914	24,343	62,242	15,883	(8,492)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Government Money Market Portfolio		Short-Term Bond Portfolio		Select Bond Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Change in Net Assets
Operations
Net Investment Income (Loss)	$3	$1,420	$5,155	$6,974	$39,195	$56,772
Net Realized Gain (Loss) on Investments	34	3	1,732	2,746	10,542	169,614
Net Change in Unrealized Appreciation (Depreciation) of Investments	–	–	(7,662)	5,520	(105,282)	49,086

Net Increase (Decrease) in Net Assets Resulting from Operations	37	1,423	(775)	15,240	(55,545)	275,472

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(37)	(1,423)	(8,138)	(8,186)	(227,916)	(108,721)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(37)	(1,423)	(8,138)	(8,186)	(227,916)	(108,721)

Capital Transactions:
Shares Sold	349,697	443,083	74,950	85,625	375,420	422,239
Reinvestment of Distributions Paid	37	1,423	8,138	8,186	227,916	108,721
Shares Redeemed	(443,188)	(308,711)	(45,499)	(51,831)	(295,727)	(485,493)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(93,454)	135,795	37,589	41,980	307,609	45,467

Total Increase (Decrease) in Net Assets	(93,454)	135,795	28,676	49,034	24,148	212,218
Net Assets
Beginning of Period	582,312	446,517	383,608	334,574	3,404,268	3,192,050

End of Period	$488,858	$582,312	$412,284	$383,608	$3,428,416	$3,404,268

Portfolio Share Transactions:
Shares Sold	349,697	443,083	69,725	80,297	284,777	310,277
Reinvestment of Distributions Paid	37	1,423	7,678	7,664	179,886	80,237
Shares Redeemed	(443,188)	(308,711)	(42,495)	(48,697)	(225,698)	(362,003)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	(93,454)	135,795	34,908	39,264	238,965	28,511

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Long-Term U.S. Government Bond Portfolio		Inflation Protection Portfolio		High Yield Bond Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Change in Net Assets
Operations
Net Investment Income (Loss)	$2,460	$2,384	$14,878	$5,263	$40,904	$43,223
Net Realized Gain (Loss) on Investments	101	21,534	10,325	3,962	3,902	(5,892)
Net Change in Unrealized Appreciation (Depreciation) of Investments	(10,623)	(2,718)	5,465	26,273	(1,638)	12,622

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,062)	21,200	30,668	35,498	43,168	49,953

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(26,311)	(11,663)	(5,725)	(7,844)	(43,872)	(47,246)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(26,311)	(11,663)	(5,725)	(7,844)	(43,872)	(47,246)

Capital Transactions:
Shares Sold	21,188	42,306	104,626	55,618	70,556	54,306
Reinvestment of Distributions Paid	26,311	11,663	5,725	7,844	43,872	47,246
Shares Redeemed	(28,190)	(32,427)	(44,752)	(48,859)	(96,595)	(125,183)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	19,309	21,542	65,599	14,603	17,833	(23,631)

Total Increase (Decrease) in Net Assets	(15,064)	31,079	90,542	42,257	17,129	(20,924)
Net Assets
Beginning of Period	153,933	122,854	423,389	381,132	825,203	846,127

End of Period	$138,869	$153,933	$513,931	$423,389	$842,332	$825,203

Portfolio Share Transactions:
Shares Sold	19,506	32,760	84,711	47,335	92,955	75,206
Reinvestment of Distributions Paid	27,931	9,285	4,555	6,597	58,809	66,079
Shares Redeemed	(26,405)	(25,020)	(36,047)	(42,550)	(127,142)	(174,093)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	21,032	17,025	53,219	11,382	24,622	(32,808)

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

NORTHWESTERN MUTUAL SERIES FUND, INC.

(in thousands)

	Multi-Sector Bond Portfolio		Balanced Portfolio		Asset Allocation Portfolio
	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Change in Net Assets
Operations
Net Investment Income (Loss)	$36,510	$32,774	$36,067	$52,676	$4,358	$6,436
Net Realized Gain (Loss) on Investments	32,861	(8,245)	169,860	113,863	22,817	16,277
Net Change in Unrealized Appreciation (Depreciation) of Investments	(68,874)	36,162	(33,360)	96,326	4,301	13,395

Net Increase (Decrease) in Net Assets Resulting from Operations	497	60,691	172,567	262,865	31,476	36,108

Distributions to Shareholders from:
Net Investment Income & Net Realized Gain on Investments	(39,035)	(42,858)	(168,562)	(132,286)	(22,798)	(18,159)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(39,035)	(42,858)	(168,562)	(132,286)	(22,798)	(18,159)

Capital Transactions:
Shares Sold	266,137	178,458	105,540	87,127	20,000	19,009
Reinvestment of Distributions Paid	39,035	42,858	168,562	132,286	22,798	18,159
Shares Redeemed	(98,494)	(112,462)	(263,921)	(236,840)	(37,431)	(36,163)

Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	206,678	108,854	10,181	(17,427)	5,367	1,005

Total Increase (Decrease) in Net Assets	168,140	126,687	14,186	113,152	14,045	18,954
Net Assets
Beginning of Period	1,148,511	1,021,824	2,367,387	2,254,235	306,692	287,738

End of Period	$1,316,651	$1,148,511	$2,381,573	$2,367,387	$320,737	$306,692

Portfolio Share Transactions:
Shares Sold	232,274	157,167	65,875	58,859	14,856	15,965
Reinvestment of Distributions Paid	34,092	38,233	107,570	90,236	17,297	15,402
Shares Redeemed	(86,001)	(102,415)	(164,644)	(161,177)	(27,887)	(30,510)

Net Increase (Decrease) in Shares Resulting from Portfolio Share Transactions	180,365	92,985	8,801	(12,082)	4,266	857

The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Cash Flows

NORTHWESTERN MUTUAL SERIES FUND, INC.

For the Year Ended December 31, 2021 (in thousands)

Long-Term U.S. Government Bond Portfolio
Cash Flows from Operating Activities
Net Increase (Decrease) in Net Assets Resulting from Operations	$(8,062)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash from Operating Activities
Purchase of Investment Securities	(224,003)
Proceeds from Disposition of Investment Securities	166,434
Proceeds from Disposition (Purchase) of Short-Term Investments, net	6,525
Proceeds from (Payments for) Closed Futures Contracts and Cleared Swaps	2,097
Proceeds from Securities Sold Short	51,996
Amortization (Accretion) of Premium/Discount, net	(317)
(Increase) Decrease in:
Receivable for Investment Securities Sold	75,145
Dividends and Interest Receivable	263
Increase (Decrease) in:
Payable for Investment Advisory Fees	(4)
Accrued Expenses	14
Change in Net Unrealized (Appreciation) Depreciation of:
Investment Securities	10,380
Futures Contracts	442
Short Sales	(97)
Swap Contracts	(102)
Net Realized (Gain) Loss from:
Investment Securities	2,491
Futures Contracts	(2,233)
Paydowns	(18)
Short Sales	(100)
Swap Contracts	(259)

Total Adjustments	88,654

Net Cash (Used in) Provided by Operating Activities	80,592

Cash Flows from Financing Activities
Cash Received from Financing Transactions	2,613,644
Cash (Used for) Financing Transactions	(2,687,101)
Proceeds from Reverse Repurchase Agreements	3,497
Payments on Reverse Repurchase Agreements	(3,497)
Proceeds from Capital Shares Sold	21,286
Payment on Capital Shares Redeemed	(28,181)

Net Cash (Used in) Provided by Financing Activities	(80,352)

Net Increase (Decrease) in Cash and Cash Equivalents	240
Cash and Restricted Cash, Beginning of Period	183

Cash and Restricted Cash, End of Period	$423

Cash and Restricted Cash is the sum of Cash and Cash Collateral for Derivative Positions from the Statement of Assets and Liabilities. Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $26,311.

Interest paid was $153.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments
Growth Stock Portfolio
2021	$3.60	$0.00	(e)	$0.61	$0.61	$(0.00	)(e)	$(0.17)
2020	3.18	0.00	(e)	1.04	1.04	(0.02)		(0.60)
2019	2.75	0.02		0.77	0.79	(0.02)		(0.34)
2018	3.03	0.02		0.08	0.10	(0.02)		(0.36)
2017	2.58	0.02		0.59	0.61	(0.03)		(0.13)
Focused Appreciation Portfolio
2021	$4.02	$0.00	(e)	$0.76	$0.76	$(0.01)		$(0.45)
2020	3.17	0.01		1.02	1.03	(0.02)		(0.16)
2019	2.57	0.02		0.78	0.80	(0.02)		(0.18)
2018	2.71	0.02		(0.07)	(0.05)	(0.01)		(0.08)
2017	2.08	0.02		0.68	0.70	(0.02)		(0.05)
Large Cap Core Stock Portfolio
2021	$1.91	$0.01		$0.47	$0.48	$(0.02)		$(0.16)
2020	1.62	0.02		0.34	0.36	(0.02)		(0.05)
2019	1.31	0.02		0.39	0.41	(0.02)		(0.08)
2018	1.96	0.02		(0.05)	(0.03)	(0.03)		(0.59)
2017	1.60	0.03		0.36	0.39	(0.03)		–
Large Cap Blend Portfolio
2021	$1.25	$0.01		$0.22	$0.23	$(0.01)		$(0.08)
2020	1.22	0.01		0.10	0.11	(0.06)		(0.02)
2019	1.09	0.06		0.20	0.26	(0.01)		(0.12)
2018	1.21	0.01		(0.06)	(0.05)	(0.01)		(0.06)
2017	1.07	0.01		0.20	0.21	(0.01)		(0.06)
Index 500 Stock Portfolio
2021	$6.60	$0.09		$1.77	$1.86	$(0.09)		$(0.19)
2020	5.79	0.09		0.94	1.03	(0.10)		(0.12)
2019	4.59	0.10		1.32	1.42	(0.09)		(0.13)
2018	4.93	0.09		(0.30)	(0.21)	(0.08)		(0.05)
2017	4.17	0.08		0.81	0.89	(0.08)		(0.05)
Large Company Value Portfolio
2021	$1.00	$0.02		$0.19	$0.21	$(0.01)		$(0.01)
2020	1.03	0.02		0.00 (e)	0.02	(0.02)		(0.03)
2019	0.89	0.02		0.21	0.23	(0.02)		(0.07)
2018	1.06	0.02		(0.09)	(0.07)	(0.02)		(0.08)
2017	1.02	0.02		0.08	0.10	(0.02)		(0.04)
Domestic Equity Portfolio
2021	$1.64	$0.03		$0.33	$0.36	$(0.03)		$(0.04)
2020	1.75	0.03		(0.04)	(0.01)	(0.03)		(0.07)
2019	1.55	0.03		0.28	0.31	(0.03)		(0.08)
2018	1.68	0.03		(0.07)	(0.04)	(0.03)		(0.06)
2017	1.54	0.03		0.18	0.21	(0.03)		(0.04)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.17)	$4.04	16.67%	$1,389,899	0.42%	0.42%	(0.10)%	36%
(0.62)	3.60	34.97	1,286,403	0.43	0.42	0.00	24
(0.36)	3.18	29.68	1,083,324	0.43	0.42	0.71	116
(0.38)	2.75	1.26	898,626	0.43	0.42	0.68	48
(0.16)	3.03	24.27	959,854	0.43	0.42	0.78	58

$(0.46)	$4.32	18.90%	$1,327,361	0.74%	0.62%	(0.01)%	11%
(0.18)	4.02	32.55	1,186,696	0.75	0.62	0.19	21
(0.20)	3.17	31.97	1,012,624	0.75	0.63	0.58	7
(0.09)	2.57	(2.34)	849,169	0.75	0.63	0.65	7
(0.07)	2.71	33.62	945,385	0.75	0.63	0.66	4

$(0.18)	$2.21	25.10%	$842,806	0.44%	0.43%	0.70%	56%
(0.07)	1.91	22.74	719,977	0.45	0.44	0.98	72
(0.10)	1.62	31.19	633,208	0.45	0.44	1.19	54
(0.62)	1.31	(6.04)	518,971	0.45	0.44	1.23	65
(0.03)	1.96	24.87	592,577	0.45	0.44	1.56	101

$(0.09)	$1.39	18.46%	$203,126	0.81%	0.78%	0.68%	19%
(0.08)	1.25	10.05	180,564	0.83	0.80	0.77	28
(0.13)	1.22	23.97	174,953	0.82	0.82	4.92	24
(0.07)	1.09	(4.00)	154,435	0.82	0.82	1.20	25
(0.07)	1.21	19.02	176,221	0.81	0.81	0.75	16

$(0.28)	$8.18	28.45%	$5,504,970	0.21%	0.19%	1.19%	3%
(0.22)	6.60	18.18	4,419,729	0.21	0.20	1.63	5
(0.22)	5.79	31.18	3,867,280	0.21	0.20	1.81	4
(0.13)	4.59	(4.58)	3,009,141	0.21	0.20	1.74	4
(0.13)	4.93	21.52	3,222,137	0.21	0.21	1.82	3

$(0.02)	$1.19	21.92%	$227,560	0.76%	0.74%	1.63%	40%
(0.05)	1.00	2.64	211,998	0.78	0.76	2.02	84
(0.09)	1.03	27.66	205,550	0.77	0.75	1.86	62
(0.10)	0.89	(7.92)	173,350	0.76	0.74	1.89	61
(0.06)	1.06	11.10	199,836	0.75	0.73	2.15	53

$(0.07)	$1.93	22.71%	$1,096,677	0.53%	0.50%	1.77%	29%
(0.10)	1.64	0.73	946,072	0.55	0.53	2.25	33
(0.11)	1.75	20.77	920,776	0.54	0.53	2.08	12
(0.09)	1.55	(2.81)	772,465	0.54	0.53	1.92	14
(0.07)	1.68	13.78	819,213	0.55	0.54	1.91	12

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments
Equity Income Portfolio
2021	$1.63	$0.03		$0.39	$0.42	$(0.04)		$–
2020	1.78	0.04		(0.05)	(0.01)	(0.07)		(0.07)
2019	1.53	0.07		0.33	0.40	(0.04)		(0.11)
2018	1.86	0.04		(0.19)	(0.15)	(0.04)		(0.14)
2017	1.72	0.04		0.23	0.27	(0.04)		(0.09)
Mid Cap Growth Stock Portfolio
2021	$4.09	$0.01		$0.41	$0.42	$(0.01)		$(0.56)
2020	3.42	0.01		0.82	0.83	(0.01)		(0.15)
2019	2.69	0.01		0.87	0.88	(0.01)		(0.14)
2018	3.46	0.01		(0.17)	(0.16)	(0.00	)(e)	(0.61)
2017	2.88	0.00	(e)	0.59	0.59	(0.01)		–
Index 400 Stock Portfolio
2021	$2.15	$0.03		$0.49	$0.52	$(0.02)		$(0.08)
2020	2.02	0.02		0.23	0.25	(0.03)		(0.09)
2019	1.74	0.03		0.40	0.43	(0.02)		(0.13)
2018	2.11	0.03		(0.24)	(0.21)	(0.02)		(0.14)
2017	1.96	0.02		0.27	0.29	(0.02)		(0.12)
Mid Cap Value Portfolio
2021	$1.65	$0.03		$0.35	$0.38	$(0.02)		$(0.01)
2020	1.65	0.03		–	0.03	(0.03)		–
2019	1.43	0.03		0.37	0.40	(0.03)		(0.15)
2018	1.83	0.03		(0.23)	(0.20)	(0.03)		(0.17)
2017	1.73	0.03		0.16	0.19	(0.03)		(0.06)
Small Cap Growth Stock Portfolio
2021	$3.42	$0.00	(e)	$0.15	$0.15	$(0.00	)(e)	$(0.35)
2020	2.72	0.00	(e)	0.86	0.86	(0.00	)(e)	(0.16)
2019	2.35	0.00	(e)	0.79	0.79	(0.00	)(e)	(0.42)
2018	2.88	0.00	(e)	(0.28)	(0.28)	–		(0.25)
2017	2.39	0.00	(e)	0.52	0.52	(0.00	)(e)	(0.03)
Index 600 Stock Portfolio
2021	$1.50	$0.02		$0.37	$0.39	$(0.01)		$(0.03)
2020	1.43	0.01		0.13	0.14	(0.02)		(0.05)
2019	1.26	0.02		0.25	0.27	(0.00	)(e)	(0.10)
2018	1.45	0.02		(0.13)	(0.11)	(0.02)		(0.06)
2017	1.36	0.01		0.16	0.17	(0.03)		(0.05)
Small Cap Value Portfolio
2021	$2.20	$0.01		$0.49	$0.50	$(0.01)		$(0.11)
2020	2.17	0.01		0.15	0.16	(0.01)		(0.12)
2019	2.04	0.01		0.50	0.51	(0.01)		(0.37)
2018	2.54	0.01		(0.31)	(0.30)	(0.01)		(0.19)
2017	2.42	0.02		0.25	0.27	(0.02)		(0.13)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.04)	$2.01	25.70%	$867,936	0.65%	0.57%	1.74%	18%
(0.14)	1.63	1.20	787,521	0.66	0.59	2.48	30
(0.15)	1.78	26.61	814,252	0.65	0.61	4.21	18
(0.18)	1.53	(9.35)	704,674	0.65	0.61	2.25	17
(0.13)	1.86	16.24	844,398	0.65	0.62	2.04	21

$(0.57)	$3.94	10.18%	$1,375,568	0.53%	0.52%	0.13%	30%
(0.16)	4.09	25.41	1,344,564	0.54	0.54	0.18	47
(0.15)	3.42	33.01	1,153,757	0.54	0.54	0.28	30
(0.61)	2.69	(7.38)	943,370	0.54	0.54	0.19	33
(0.01)	3.46	20.29	1,097,433	0.54	0.54	0.14	148

$(0.10)	$2.57	24.46%	$1,335,937	0.27%	0.24%	1.03%	20%
(0.12)	2.15	13.37	1,115,469	0.28	0.26	1.31	18
(0.15)	2.02	25.88	993,290	0.28	0.26	1.38	16
(0.16)	1.74	(11.33)	792,780	0.28	0.26	1.29	18
(0.14)	2.11	15.96	896,559	0.28	0.26	1.22	18

$(0.03)	$2.00	23.27%	$704,855	0.88%	0.72%	1.54%	54%
(0.03)	1.65	1.67	600,403	0.89	0.75	1.79	76
(0.18)	1.65	29.21	591,514	0.89	0.75	1.74	44
(0.20)	1.43	(12.85)	471,943	0.89	0.76	1.50	62
(0.09)	1.83	11.81	564,624	0.88	0.76	1.79	46

$(0.35)	$3.22	4.11%	$830,014	0.54%	0.54%	(0.06)%	43%
(0.16)	3.42	33.47	840,446	0.56	0.56	0.10	60
(0.42)	2.72	35.69	671,870	0.56	0.56	0.13	42
(0.25)	2.35	(11.71)	520,622	0.56	0.56	0.10	52
(0.03)	2.88	21.61	627,901	0.56	0.56	(0.01)	43

$(0.04)	$1.85	26.22%	$434,426	0.27%	0.27%	1.28%	22%
(0.07)	1.50	10.93	344,102	0.31	0.31	1.10	28
(0.10)	1.43	22.44	290,111	0.31	0.31	1.25	33
(0.08)	1.26	(8.78)	221,803	0.31	0.31	1.06	38
(0.08)	1.45	12.93	222,348	0.33	0.33	1.04	36

$(0.12)	$2.58	23.00%	$685,304	0.87%	0.86%	0.27%	22%
(0.13)	2.20	9.29	615,079	0.88	0.88	0.50	28
(0.38)	2.17	25.89	605,534	0.88	0.87	0.48	25
(0.20)	2.04	(12.73)	530,072	0.88	0.87	0.43	22
(0.15)	2.54	11.65	673,234	0.88	0.86	0.56	15

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income		Distributions from Realized Gains on Investments
International Growth Portfolio
2021	$2.14	$0.01		$0.33	$0.34	$(0.01)		$(0.07)
2020	1.85	0.01		0.32	0.33	(0.03)		(0.01)
2019	1.39	0.03		0.46	0.49	(0.02)		(0.01)
2018	1.59	0.02		(0.20)	(0.18)	(0.02)		–
2017	1.24	0.02		0.35	0.37	(0.02)		–
Research International Core Portfolio
2021	$1.18	$0.02		$0.12	$0.14	$(0.01)		$(0.02)
2020	1.08	0.01		0.13	0.14	(0.02)		(0.02)
2019	0.88	0.02		0.23	0.25	(0.02)		(0.03)
2018	1.04	0.02		(0.16)	(0.14)	(0.02)		–
2017	0.82	0.02		0.22	0.24	(0.02)		–
International Equity Portfolio
2021	$1.55	$0.04		$0.04	$0.08	$(0.04)		$–
2020	1.65	0.04		(0.09)	(0.05)	(0.05)		–
2019	1.58	0.05		0.14	0.19	(0.04)		(0.08)
2018	1.91	0.04		(0.32)	(0.28)	(0.05)		–
2017	1.60	0.04		0.31	0.35	(0.04)		–
Emerging Markets Equity Portfolio
2021	$1.39	$0.02		$(0.08)	$(0.06)	$(0.01)		$–
2020	1.12	0.01		0.28	0.29	(0.02)		–
2019	0.94	0.02		0.17	0.19	(0.01)		–
2018	1.10	0.01		(0.16)	(0.15)	(0.01)		–
2017	0.87	0.02		0.22	0.24	(0.01)		–
Government Money Market Portfolio
2021	$1.00	$0.00	(e)	$–	$0.00 (e)	$(0.00	)(e)	$(0.00	)(e)
2020	1.00	0.00	(e)	–	0.00 (e)	(0.00	)(e)	(0.00	)(e)
2019	1.00	0.02		–	0.02	(0.02)		(0.00	)(e)
2018	1.00	0.02		–	0.02	(0.02)		(0.00	)(e)
2017	1.00	0.01		0.00 (e)	0.01	(0.01)		(0.00	)(e)
Short-Term Bond Portfolio
2021	$1.08	$0.01		$(0.02)	$(0.01)	$(0.02)		$(0.00	)(e)
2020	1.06	0.02		0.02	0.04	(0.02)		–
2019	1.03	0.03		0.02	0.05	(0.02)		–
2018	1.03	0.02		–	0.02	(0.02)		–
2017	1.03	0.02		(0.01)	0.01	(0.01)		–
Select Bond Portfolio
2021	$1.37	$0.02		$(0.04)	$(0.02)	$(0.03)		$(0.06)
2020	1.30	0.02		0.10	0.12	(0.04)		(0.01)
2019	1.23	0.04		0.07	0.11	(0.04)		–
2018	1.26	0.03		(0.03)	0.00 (e)	(0.03)		–
2017	1.26	0.03		0.02	0.05	(0.03)		(0.02)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(m)

During the years ended December 31, 2021 and 2020, MSA voluntarily agreed to waive a portion of its advisory fee to maintain a positive yield in the Government Money Market Portfolio. The Government Money Market Portfolio’s net expense ratio would increase by an amount of 0.25% and 0.08%, respectively, if such voluntary waiver were excluded for the years ended December 31, 2021 and 2020. See Note 7 -Investment Advisory, Sub-Advisory and Compliance Fees for more information.

(r)

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(e)	Amount is less than $0.005.
(g)	Portfolio Turnover Rate excludes the impact of TBA transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions		Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.08)		$2.40	15.92%	$1,068,232	0.62%	0.61%		0.51%	25%
(0.04)		2.14	17.91	924,242	0.63	0.63		0.64	21
(0.03)		1.85	34.80	816,113	0.64	0.64		1.79	21
(0.02)		1.39	(11.28)	626,082	0.65	0.65		1.28	33
(0.02)		1.59	30.03	697,581	0.67	0.67		1.32	20

$(0.03)		$1.29	12.07%	$963,103	0.78%	0.73%		1.37%	18%
(0.04)		1.18	13.46	891,001	0.81	0.76		1.36	25
(0.05)		1.08	28.25	784,885	0.82	0.77		2.32	18
(0.02)		0.88	(13.66)	595,585	0.82	0.77		1.88	24
(0.02)		1.04	28.21	658,005	0.86	0.81		1.74	28

$(0.04)		$1.59	5.00%	$1,865,208	0.68%	0.51%		2.30%	118%
(0.05)		1.55	(2.71)	1,779,819	0.68	0.54		2.59	65
(0.12)		1.65	12.60	1,793,034	0.68	0.54		3.33	43
(0.05)		1.58	(15.41)	1,604,068	0.68	0.54		2.36	31
(0.04)		1.91	22.30	1,927,673	0.70	0.57		2.40	21

$(0.01)		$1.32	(4.55)%	$993,493	1.06%	0.91%		1.14%	33%
(0.02)		1.39	26.86	1,024,098	1.10	0.95		0.67	31
(0.01)		1.12	20.60	834,010	1.11	0.99		2.40	22
(0.01)		0.94	(13.75)	675,350	1.11	1.00		1.27	17
(0.01)		1.10	27.84	718,281	1.18	1.06		1.61	98

$(0.00	)(e)	$1.00	–%	$488,858	0.33%	0.08	%(m)	0.00%	–%
(0.00	)(e)	1.00	0.31	582,312	0.33	0.25	(m)	0.26	–
(0.02)		1.00	1.94	446,517	0.33	0.33		1.91	–
(0.02)		1.00	1.54	443,474	0.34	0.34		1.53	–
(0.01)		1.00	0.60	439,438	0.33	0.33		0.59	–

$(0.02)		$1.05	(0.10)%	$412,284	0.38%	0.38%		1.27%	46	%(g)
(0.02)		1.08	4.29	383,608	0.39	0.39		1.96	49	(g)
(0.02)		1.06	4.38	334,574	0.39	0.39		2.47	56	(g)
(0.02)		1.03	1.36	306,541	0.39	0.39		2.14	41	(g)
(0.01)		1.03	1.33	293,514	0.42	0.41		1.60	46

$(0.09)		$1.26	(1.59)%	$3,428,416	0.31%	0.30%		1.15%	272	%(g)
(0.05)		1.37	8.98	3,404,268	0.31	0.30		1.75	340	(g)
(0.04)		1.30	8.65	3,192,050	0.31	0.30		2.76	403	(g)
(0.03)		1.23	(0.21)	2,967,993	0.31	0.31		2.74	294	(g)
(0.05)		1.26	3.58	2,943,934	0.32	0.31		2.15	390	(g)

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

NORTHWESTERN MUTUAL SERIES FUND, INC.

(For a share outstanding through the period)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Realized Gains on Investments
Long-Term U.S. Government Bond Portfolio(s)
2021	$1.21	$0.02	$(0.08)	$(0.06)	$(0.01)	$(0.20)
2020	1.12	0.02	0.17	0.19	(0.02)	(0.08)
2019	1.01	0.02	0.11	0.13	(0.02)	–
2018	1.08	0.03	(0.06)	(0.03)	(0.02)	(0.02)
2017	1.06	0.03	0.05	0.08	(0.02)	(0.04)
Inflation Protection Portfolio
2021	$1.21	$0.04	$0.04	$0.08	$(0.01)	$(0.00	)(e)
2020	1.13	0.02	0.08	0.10	(0.02)	–
2019	1.06	0.02	0.08	0.10	(0.03)	–
2018	1.11	0.03	(0.06)	(0.03)	(0.02)	–
2017	1.09	0.02	0.01	0.03	(0.01)	(0.00	)(e)
High Yield Bond Portfolio
2021	$0.75	$0.04	$–	$0.04	$(0.04)	$–
2020	0.75	0.04	–	0.04	(0.04)	–
2019	0.69	0.04	0.06	0.10	(0.04)	–
2018	0.75	0.04	(0.06)	(0.02)	(0.04)	–
2017	0.74	0.04	0.01	0.05	(0.04)	–
Multi-Sector Bond Portfolio(s)
2021	$1.16	$0.03	$(0.03)	$0.00 (e)	$(0.02)	$(0.01)
2020	1.14	0.04	0.03	0.07	(0.05)	(0.00	)(e)
2019	1.05	0.04	0.10	0.14	(0.05)	–
2018	1.09	0.04	(0.05)	(0.01)	(0.03)	–
2017	1.05	0.04	0.04	0.08	(0.04)	–
Balanced Portfolio
2021	$1.57	$0.02	$0.10	$0.12	$(0.04)	$(0.08)
2020	1.49	0.04	0.13	0.17	(0.04)	(0.05)
2019	1.36	0.03	0.21	0.24	(0.04)	(0.08)
2018	1.47	0.03	(0.07)	(0.04)	(0.04)	(0.03)
2017	1.40	0.03	0.12	0.15	(0.03)	(0.05)
Asset Allocation Portfolio
2021	$1.29	$0.02	$0.12	$0.14	$(0.03)	$(0.07)
2020	1.22	0.03	0.12	0.15	(0.03)	(0.05)
2019	1.10	0.02	0.20	0.22	(0.03)	(0.08)
2018	1.21	0.03	(0.09)	(0.06)	(0.02)	(0.03)
2017	1.12	0.02	0.15	0.17	(0.03)	(0.05)

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for periods less than one year.
(r)

Expense ratios are based upon the direct and allocated expenses of the Portfolio and do not include the effect of underlying funds’ expenses. For additional information on underlying funds’ expenses, please refer to the Fee and Expense table in the Prospectus.

(s)

The ratios of gross expenses to average net assets and net expenses to average net assets include interest expense. Excluding interest expense, the ratios for the Long-Term U.S. Government Portfolio would be 0.65% and 0.65% respectively for the period ended December 31, 2021, 0.64% and 0.64% respectively in 2020, 0.67% and 0.65% respectively in 2019, 0.67% and 0.65% respectively in 2018, 0.67% and 0.65% respectively in 2017. The ratios for the Multi-Sector Bond Portfolio would be 0.80% and 0.71% respectively for the period ended December 31, 2021, 0.81% and 0.72% respectively in 2020, 0.82% and 0.73% respectively in 2019, 0.81% and 0.74% respectively in 2018. (g) Portfolio Turnover Rate excludes the impact of TBA transactions.

(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Total Distributions	Net Asset Value, End of Period	Total Return(d)	Net Assets, End of Period (thousands)	Ratio of Gross Expenses to Average Net Assets(r)	Ratio of Net Expenses to Average Net Assets(r)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.21)	$0.94	(5.37)%	$138,869	0.67%	0.67%	1.73%	28	%(g)
(0.10)	1.21	17.37	153,933	0.94	0.94	1.61	157	(g)
(0.02)	1.12	13.17	122,854	1.25	1.23	2.06	5	(g)
(0.04)	1.01	(2.04)	111,468	0.90	0.89	2.48	43	(g)
(0.06)	1.08	8.28	115,713	0.94	0.92	2.64	51	(g)

$(0.01)	$1.28	6.61%	$513,931	0.56%	0.53%	3.17%	78%
(0.02)	1.21	9.57	423,389	0.58	0.55	1.34	56
(0.03)	1.13	9.02	381,132	0.59	0.55	2.13	40
(0.02)	1.06	(2.61)	349,571	0.59	0.55	2.55	23
(0.01)	1.11	3.58	401,711	0.61	0.57	2.05	21

$(0.04)	$0.75	5.31%	$842,332	0.44%	0.44%	4.87%	35%
(0.04)	0.75	6.64	825,203	0.45	0.45	5.36	42
(0.04)	0.75	14.97	846,127	0.45	0.45	5.73	33
(0.04)	0.69	(2.71)	763,366	0.45	0.45	5.65	23
(0.04)	0.75	6.88	811,878	0.45	0.45	5.48	32

$(0.03)	$1.13	(0.08)%	$1,316,651	0.81%	0.71%	2.90%	21%
(0.05)	1.16	6.13	1,148,511	0.82	0.73	3.23	30	(g)
(0.05)	1.14	14.04	1,021,824	0.83	0.74	3.53	30	(g)
(0.03)	1.05	(1.30)	874,943	0.82	0.75	3.67	37	(g)
(0.04)	1.09	8.38	840,981	0.82	0.75	4.06	49

$(0.12)	$1.57	7.56%	$2,381,573	0.31%	0.06%	1.51%	20%
(0.09)	1.57	12.49	2,367,387	0.31	0.06	2.40	28
(0.11)	1.49	17.92	2,254,235	0.31	0.06	2.14	17
(0.07)	1.36	(3.45)	2,065,353	0.31	0.06	2.25	27
(0.08)	1.47	11.98	2,307,470	0.31	0.06	1.75	17

$(0.10)	$1.33	10.45%	$320,737	0.55%	0.09%	1.37%	18%
(0.08)	1.29	13.43	306,692	0.57	0.09	2.32	29
(0.10)	1.22	21.08	287,738	0.57	0.09	1.96	15
(0.05)	1.10	(4.88)	249,511	0.57	0.09	2.24	32
(0.08)	1.21	14.87	277,213	0.57	0.09	1.68	22

The Accompanying Notes are an Integral Part of the Financial Statements.

Notes to Financial Statements

NOTE 1. ORGANIZATION

Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Series Fund is also considered an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Series Fund consists of the Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (each, a “Portfolio” or collectively, the “Portfolios”). All of the outstanding shares of each Portfolio are held by an affiliate, The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), for its segregated asset accounts (either directly or indirectly through one or more underlying Portfolios operating as affiliated fund of funds). The Government Money Market Portfolio is a government money market fund under Rule 2a-7 of the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Foreign Income and Capital Gains Taxes — The Portfolios may be subject to income taxes imposed by certain countries in which they invest. Foreign withholding taxes on dividends and interest are netted against income and separately disclosed in the Statements of Operations.

Some of the Portfolios may be subject to capital gains taxes imposed by certain countries in which they invest. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

C. Federal Income Taxes — The Portfolios’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their respective shareholders. The Portfolios also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax, as applicable, on distributable income and gains.

In accordance with the authoritative guidance for uncertainty in income taxes, management of the Series Fund has reviewed all open tax years (2018 to 2021) for major jurisdictions and concluded there was no material impact to the Portfolios’ net assets or results of operations. There is no material tax liability relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

D. Distributions — Dividends from net investment income and net realized capital gains are declared and paid each business day for the Government Money Market Portfolio and at least annually for the remaining Portfolios, when applicable.

E. Other — The Portfolios record security transactions on trade date. The basis for determining cost on sale of securities is identified cost. Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from issuers is available. Where applicable, dividends are recorded net of foreign withholding tax. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Expenses directly attributable to a Portfolio are incurred by the respective Portfolio. Expenses that are not directly attributable to one

Notes to Financial Statements

or more Portfolios are allocated among applicable Portfolios on an equitable and consistent basis considering such things as the nature and type of expenses and the relative net assets of the Portfolios. The Portfolios consider highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in the short-term investments on the Schedule of Investments as well as in investments on the Statements of Assets and Liabilities. Temporary cash overdrafts are reported as a payable to custodian.

F. New Accounting Pronouncements — In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” In January 2021, the FASB issued ASU 2021-01 with further amendments to Topic 848. Collectively, these ASUs provide optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASUs are effective immediately upon release of the update on March 12, 2020 through December 31, 2022. Management is evaluating implications of this guidance on the financial statements in light of the status of the reference rate transitioning described therein.

NOTE 3. SECURITY VALUATION

For purposes of calculating a net asset value, Portfolio securities and other assets are valued as of the close of trading on the New York Stock Exchange (“Exchange”) on each day during which the Exchange is open for trading.

The Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Codification defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of asset and liability, which segregates fair value measurements into levels. A summary of the fair value hierarchy is described below:

•	Level 1 — fair value is determined by unadjusted quoted prices in active markets for identical securities or derivatives

•

Level 2 — fair value is determined by other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and other data used in fair valuation)

•	Level 3 — fair value is determined by significant unobservable inputs (including the Portfolios’ own assumptions in determining fair value)

The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Portfolios’ perceived risk of that instrument.

The following is a description of the valuation techniques and significant inputs used in determining the value of the Portfolios’ investments classified as Level 1 and Level 2 in the fair value hierarchy:

•

Equity securities (common and preferred stock) for which market quotations are readily available are valued at the last sale or, when available, official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are generally valued at the last quoted bid price. Equity securities traded only in the over-the-counter market and not on a securities exchange are valued at the last sale price or closing bid price, if no sales have occurred. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Additionally, for foreign securities, fair value procedures are used if a significant event occurs between the close of the foreign market and the U.S. market close. The fair value price is reflected as Level 2 in the fair value hierarchy when such fair value procedures are applied.

•

Fixed income securities, including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, and non-U.S. bonds are generally valued on the basis of service provider prices that use broker dealer quotations or valuation estimates from internal pricing models. The

Notes to Financial Statements

service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, call features, maturities, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•	Fixed income securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 in the fair value hierarchy.

•

Mortgage related and asset backed securities are generally issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage related and asset backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

•

Investments in open-end mutual funds (including other Portfolios) are valued at the mutual fund’s closing net asset value per share and are categorized as Level 1 in the fair value hierarchy. Investments in privately held mutual funds are valued at the mutual fund’s closing net asset value per share and are categorized as Level 2 in the fair value hierarchy.

•

Money market investments, other than in the Government Money Market Portfolio, are generally valued by a pricing service. All securities in the Government Money Market Portfolio are valued using amortized cost, unless the current market value differs substantially from the amortized cost, at which time the securities are marked to market. Because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2 in the fair value hierarchy.

•

Listed derivatives, such as futures or option contracts, which are actively traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation and are categorized as Level 1 in the fair value hierarchy.

•

Centrally-cleared swaps and over-the-counter financial derivatives, such as foreign currency contracts, options contracts, or swap agreements derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Depending on the product and the terms of the transaction, the value of the derivatives can be estimated using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 in the fair value hierarchy.

The following is a description of the valuation techniques and significant inputs used in determining the value the Portfolios’ investments classified as Level 3 in the fair value hierarchy:

•

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith in accordance with procedures adopted by the Series Fund’s Board of Directors (“Board”). Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g. trade information or broker quotes). The factors considered in reaching these values at December 31, 2021 included, but were not limited to, broker quotes, liquidity, prepayment speed, duration and recoverability.

A table summarizing each Portfolio’s investments under this hierarchy is included following each Portfolio’s Schedule of Investments. Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in investments’ valuation changes. For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. Additionally, U.S GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of

Notes to Financial Statements

assets categorized as Level 3 in the fair value hierarchy. In accordance with the requirements, a Level 3 reconciliation and details of significant unobservable inputs have been included in the notes to the Schedule of Investments for Portfolios that have a material amount of Level 3 investments. As of December 31, 2021, there were no Portfolios that owned a material amount of Level 3 securities.

The Series Fund has adopted policies and procedures which govern the pricing of Portfolio securities. The Board has delegated the day-to-day responsibility for pricing Portfolio securities and other investments to Mason Street Advisors, LLC (“MSA”), the Portfolios’ investment adviser, Northwestern Mutual in its capacity as fund administrator, and State Street Bank and Trust Company in its capacity as fund accountant, subject to the oversight of a Pricing Committee appointed by the Board and comprised of representatives of MSA, Northwestern Mutual and Series Fund officers. The Pricing Committee is charged with the primary and day-to-day operational responsibility for executing the valuation process. The Pricing Committee has been delegated the authority to approve the override of any prices as permitted under the pricing policy and procedures approved by the Board and any variances from these pricing procedures when appropriate. All such actions are subject to further review and approval by the Board at its next regular meeting.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

A. Delayed Delivery Transactions and When-Issued Securities — Certain Portfolios may engage in securities transactions on a when-issued or delayed delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. When delayed delivery purchases are outstanding, a Portfolio will earmark liquid assets on its records in amounts sufficient to meet the purchase price. A Portfolio may dispose of or renegotiate a delayed delivery transaction, which may result in a capital gain or loss.

B. Repurchase Agreements — Certain Portfolios may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed at all times the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

C. Restricted Securities — Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from registration before being sold to the public. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

D. Foreign Currency Transactions — Certain Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize exchange rate risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios do not separately report the results of operations due to fluctuations in foreign exchange rates on investments from the changes arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of income and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Notes to Financial Statements

E. Mortgage Backed and Asset Backed Securities — Certain Portfolios may invest in mortgage backed securities, including collateralized mortgage obligations, and asset backed securities. Mortgage backed securities are interests in pools of residential or commercial mortgage loans and asset backed securities are interests in pools of other assets, including various types of loans and credit card receivables. These securities provide a monthly payment, consisting of both a principal and interest component. Interest payments may be based on either fixed rates or adjustable rates. Receipt of principal payment reduces the outstanding par amount of the security and may generate realized gains or losses. Yields on mortgage backed securities are affected by interest and prepayment rates, which, in turn, are influenced by a variety of economic, geographical, social and other factors. Maturities on mortgage backed securities represent stated maturity dates. Actual maturity dates may differ based on prepayment rates. Unlike mortgage backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage backed securities and asset backed securities issued by private issuers do not have a government or government sponsored entity guarantee. These issuers may provide credit enhancements through external entities such as financial institutions or through the structuring of the transaction itself. There is no guarantee that credit enhancements, if any, will be sufficient to prevent losses.

F. Inflation-Indexed Bonds — Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income in the applicable Portfolio’s Statements of Operations even though investors do not receive their principal until maturity.

G. Short Sales — Certain Portfolios may enter into short sale transactions. A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested.

H. Financing Transactions — Certain Portfolios may enter into financing transactions. In a financing transaction, the Portfolio transfers a security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. For U.S. GAAP purposes, a financing transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, the Portfolio is entitled to the interest on the security. The difference between the sale price and repurchase price is included in net investment income with the cost of the secured borrowing transaction being recorded in interest expense over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the financing transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Financing transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. For the year ended December 31, 2021, the Long-Term U.S. Government Bond Portfolio entered into financing transactions utilizing various U.S. Treasury bonds.

I. Loan Participation and Assignments — Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolios’ investments in a loan may be in the form of either actual participation in loans or assignments of all or part of the loans from third parties. A loan is often administered by a bank or other financial institution that acts as an agent for all holders. The agent administers the terms of the loan which are specified in the loan agreement. The Portfolios may invest in multiple series or tranches of a loan, each of which can have different terms and associated risks. The Portfolios generally do not have a right to enforce compliance with the terms of the loan agreement and as a result, the Portfolios may be subject to the credit risk of the borrower and lender that is selling the loan agreement. When the Portfolios purchase assignments from lenders they acquire direct rights against the borrower of the loan. The Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments can include lines of credit, which may require the Portfolios to grant additional cash to the borrower upon demand from the borrower. These unfunded loan commitments

Notes to Financial Statements

are in fact a future obligation in full, although a percentage of the loan amount may not be utilized by the borrower. When investing in a loan, the Portfolios have the right to receive principal, interest and any fees from the lender selling the loan agreement and only when the payments are received by the lender from the borrower. There may also be a commitment fee due to the Portfolios based on the unused portion of the line of credit of the floating rate loan. In certain cases, the Portfolios may be entitled to a penalty fee if there was a prepayment of a floating rate loan by the borrower. Fees that are earned or paid will be reflected as interest income or interest expense on the Statements of Operations. As of December 31, 2021, there were no unfunded loan commitments outstanding.

J. Reverse Repurchase Agreements — Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. When effecting reverse repurchase transactions, the Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account.

NOTE 5. DERIVATIVE INSTRUMENTS

The Portfolios may use derivative instruments for various purposes, including as a cash management strategy, to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, to hedge exposure to a foreign currency, or as an alternative to direct investments. Because the Portfolios are required to account for derivative instruments at fair value and recognize changes in fair value through the Statements of Operations, the Portfolios’ derivatives do not qualify for hedge accounting treatment.

Certain Portfolios segregate cash to cover margin requirements for derivative positions. These amounts are denoted as “Cash Collateral for Derivative Positions” on the Statements of Assets and Liabilities.

A. Futures Contracts — Certain Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin,” are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

B. Forward Foreign Currency Contracts — The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies or as part of an investment strategy. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

C. Options — Certain Portfolios may write call and put options on futures, swaps, securities or currencies they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio writes a put option, it is exposed to a decline in the price of the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with

Notes to Financial Statements

premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, swap, security or currency may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. There is a risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase call and put options on futures, swaps, securities or currencies they own or in which they may invest. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium on the purchase of a put option but receives the opportunity to profit from any increase in the value of the security above the exercise price of the option. When a Portfolio purchases a call option, it is exposed to a decline in the price of the underlying security. Premiums paid are reflected in the Statements of Assets and Liabilities as an investment and are subsequently marked to market to reflect the current value of the option. Premiums paid from purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine realized gain or loss. The risk associated with a Portfolio purchasing call or put options is limited to the premium paid.

D. Swap Agreements — The Portfolios may enter into swap agreements on interest rate, total return and credit default to manage their exposure to interest rates, foreign currencies, investment style risk and credit risk or as an alternative to direct investing. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

Swaps are marked to market daily based upon quotations from market makers or values from third party vendors, which may include a registered commodities exchange, and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Daily changes in the valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period of the swap are reflected on the Statements of Assets and Liabilities. Upfront payments are amortized to realized gain or loss. Upon termination of the swap, unamortized upfront payments are recorded as realized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the Portfolios are included as part of realized gain (loss) on the Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in interest rates.

Interest Rate Swaps — Interest rate swap agreements involve the exchange by a Portfolio with another party to pay or receive a set of cash flows, e.g., an exchange of floating rate payments for fixed rate payments based on a notional amount of principal.

Total Return Swaps — Total return swap agreements involve commitments to pay or receive a financing rate in exchange for the total return of an underlying reference entity, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swaps — Credit default swap agreements involve one party making a series of payments to another party in exchange for the right to receive a cash payment equal to the notional value of the swap in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging market country. A Portfolio may use credit default swaps to provide a measure of protection against defaults of the issuers where the Portfolio owns or has exposure to the corporate or sovereign issue or to take an active long or short position on the likelihood of a particular issuer’s default.

Notes to Financial Statements

As a seller of protection, the Portfolio generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio adds leverage to its investments because the Portfolio has investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally makes an upfront payment or pays a fixed rate of interest throughout the term of the swap provided that there is no credit event. The Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country serve as an indicator of the current status of the payment/performance risk and represent the likelihood of a credit event occurring. The implied credit spread of a particular referenced entity reflects the cost of selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and indicate a greater likelihood a credit event could occur as defined under the terms of the agreement. Open credit default swaps on corporate or sovereign issues and credit indices are disclosed in the Schedules of Investments.

If the Portfolio is a seller of protection and a credit event occurs, the Portfolio will either pay to the buyer of the protection an amount equal to the notional value of the swap and may take delivery of the obligation or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal to the notional amount of the agreement. Notional amounts and fair market value of all credit default swap agreements outstanding for each Portfolio are disclosed in the Schedules of Investments. These maximum potential amounts would be partially offset by any recovery values of the referenced obligations, upfront payments received upon entering into the agreement, or net amounts received by the Portfolio from the settlement of credit default swap agreements purchasing protection for the same referenced obligation.

E. Derivative Disclosures — Derivative positions held by the Portfolios by contract type and primary risk exposure, including location on the Statement of Assets and Liabilities and value as of December 31, 2021, are (amounts in thousands):

Portfolio	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Index 500 Stock Portfolio
Equity contracts	Receivables – Variation Margin (Futures)	$-	Payables – Variation Margin (Futures)	$162
Large Company Value Portfolio
Forward foreign currency contracts	Receivables – Foreign Currency	-	Payables – Foreign Currency	236
Index 400 Stock Portfolio
Equity contracts	Receivables – Variation Margin (Futures)	4	Payables – Variation Margin (Futures)	-
Mid Cap Value Portfolio
Forward foreign currency contracts	Receivables – Foreign Currency	75	Payables – Foreign Currency	574
Index 600 Portfolio
Equity contracts	Receivables – Variation Margin (Futures)	-	Payables – Variation Margin (Futures)	9
International Equity Portfolio
Forward foreign currency contracts	Receivables – Foreign Currency	6	Payables – Foreign Currency	937
Short-Term Bond Portfolio
Interest rate contracts	Receivables – Variation Margin (Futures)	15	Payables – Variation Margin (Futures)	13

Notes to Financial Statements

Portfolio	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	Receivables – Variation Margin (Futures)	$ 71	Payables – Variation Margin (Futures)	$74
Interest rate contracts	Receivables – Variation Margin (Cleared Swap)	6	Payables – Variation Margin (Cleared Swap)	16
Inflation Protection Portfolio
Forward foreign currency contracts	Receivables – Foreign Currency	114	Payables – Foreign Currency	193
Interest rate contracts	Receivables – Variation Margin (Futures)	13	Payables – Variation Margin (Futures)	78
Inflation contracts	Receivables – Variation Margin (Cleared Swap)	-	Payables – Variation Margin (Cleared Swap)	281
Inflation contracts	Receivables – Outstanding Swaps Contracts, at Value	4,610	Payables – Outstanding Swaps Contracts, at Value	1,107
Multi-Sector Bond Portfolio
Credit contracts	Receivables – Outstanding Swaps Contracts, at Value	1,069	Payables – Outstanding Swaps Contracts, at Value	173
Credit contracts	Receivables – Variation Margin (Cleared Swap)	129	Payables – Variation Margin (Cleared Swap)	2
Forward foreign currency contracts	Receivables – Foreign Currency	410	Payables – Foreign Currency	4,326
Interest rate contracts	Receivables – Variation Margin (Futures)	649	Payables – Variation Margin (Futures)	-
Interest rate contracts	Receivables – Variation Margin (Cleared Swap)	47	Payables – Variation Margin (Cleared Swap)	43

Realized gains and losses on derivative instruments, by contract type and primary risk exposure, for the year ended December 31, 2021 are (amounts in thousands):

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options Written	Futures	Forward Foreign Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$13,265	$-	$-	$13,265
Large Company Value Portfolio
Forward foreign currency contracts	-	-	1,082	-	1,082
Equity Income Portfolio
Forward foreign currency contracts	-	-	4	-	4
Index 400 Stock Portfolio
Equity contracts	-	4,153	-	-	4,153
Mid Cap Value Portfolio
Forward foreign currency contracts	-	-	2,406	-	2,406
Index 600 Stock Portfolio
Equity contracts	-	126	-	1,689	1,815
International Growth Portfolio
Forward foreign currency contracts	-	-	(59)	-	(59)
Research International Core Portfolio
Forward foreign currency contracts	-	-	(14)	-	(14)
International Equity Portfolio
Forward foreign currency contracts	-	-	(340)	-	(340)
Emerging Markets Equity Portfolio
Forward foreign currency contracts	-	-	(514)	-	(514)
Short-Term Bond Portfolio
Interest rate contracts	-	289	-	-	289
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	-	2,233	-	259	2,492

Notes to Financial Statements

	Realized Gain (Loss) on Derivatives Instruments
Portfolio	Options Written	Futures	Forward Foreign Currency Contracts	Swaps	Total
Inflation Protection Portfolio
Forward foreign currency contracts	$-	$-	$198	$-	$198
Interest rate contracts	-	(600)	-	-	(600)
Inflation contracts	-	-	-	(10)	(10)
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	12,803	12,803
Forward foreign currency contracts	-	-	18,972	-	18,972
Interest rate contracts	71	(11,264)	-	2,192	(9,001)

Change in unrealized appreciation and depreciation on derivative instruments, by contract type and primary risk exposure for the year ended December 31, 2021 are (amounts in thousands):

	Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio	Options Written	Futures	Forward Foreign Currency Contracts	Swaps	Total
Index 500 Stock Portfolio
Equity contracts	$-	$(178)	$-	$-	$(178)
Large Company Value Portfolio
Forward foreign currency contracts	-	-	(127)	-	(127)
Equity Income Portfolio
Forward foreign currency contracts	-	-	(1)	-	(1)
Index 400 Stock Portfolio
Equity contracts	-	(68)	-	-	(68)
Mid Cap Value Portfolio
Forward foreign currency contracts	-	-	(164)	-	(164)
Index 600 Stock Portfolio
Equity Contracts	-	81	-	(894)	(813)
International Growth Portfolio
Forward foreign currency contracts	-	-	(96)	-	(96)
Research International Core Portfolio
Forward foreign currency contracts	-	-	(147)	-	(147)
International Equity Portfolio
Forward foreign currency contracts	-	-	(1,259)	-	(1,259)
Emerging Markets Equity Portfolio
Forward foreign currency contracts	-	-	5	-	5
Short-Term Bond Portfolio
Interest rate contracts	-	(203)	-	-	(203)
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	-	(442)	-	102	(340)
Inflation Protection Portfolio
Forward foreign currency contracts	-	-	227	-	227
Interest rate contracts	-	(87)	-	-	(87)
Inflation contracts	-	-	-	17,054	17,054
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	(7,148)	(7,148)
Forward foreign currency contracts	-	-	(468)	-	(468)
Interest rate contracts	-	1,424	-	1,488	2,912

Notes to Financial Statements

Volumes on derivative instruments by contract type and primary risk exposure, for the year ended December 31, 2021 are:

Portfolio	Volume of Derivative Instruments Held
	Average Number of Contracts		Average Notional (Amounts in Thousands)
	Exchange Traded Options	Futures	Forward Foreign Currency Contracts	Swaps	Over the Counter Options
Index 500 Stock Portfolio
Equity contracts	-	184	-	-	-
Large Company Value Portfolio
Forward foreign currency contracts	-	-	20,399	-	-
Equity Income Portfolio
Forward foreign currency contracts	-	-	-	-	-
Index 400 Stock Portfolio
Equity contracts	-	47	-	-	-
Mid Cap Value Portfolio
Forward foreign currency contracts	-	-	52,755	-	-
Index 600 Stock Portfolio
Equity contracts	-	44	-	2,537	-
International Growth Portfolio
Forward foreign currency contracts	-	-	333	-	-
Research International Core Portfolio
Forward foreign currency contracts	-	-	68	-	-
International Equity Portfolio
Forward foreign currency contracts	-	-	10,131	-	-
Emerging Markets Equity Portfolio
Forward foreign currency contracts	-	-	52	-	-
Short-Term Bond Portfolio
Interest rate contracts	-	480	-	-	-
Long-Term U.S. Government Bond Portfolio
Interest rate contracts	-	231	-	32,663	-
Inflation Protection Portfolio
Forward foreign currency contracts	-	-	32,123	-	-
Interest rate contracts	-	360	-	-	-
Inflation contracts	-	-	-	190,550	-
Multi-Sector Bond Portfolio
Credit contracts	-	-	-	259,221	-
Forward foreign currency contracts	-	-	747,733	-	-
Interest rate contracts	21	2,422	-	120,504	3,908

NOTE 6. PORTFOLIO RISK

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists. Security values fluctuate (market risk) and may decline due to factors affecting securities markets in general, particular industries represented in the securities markets or conditions specifically related to a particular company. Failure of the other party to a transaction to perform (credit risk), for example by not making principal and interest payments when due, reduces the value of the issuer’s debt and could reduce the Portfolios’ income. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will fail to make required payments or otherwise comply with the terms of the instrument, transaction or contract. The potential loss could exceed the value of the financial assets recorded in the financial statements. Some of the Portfolios’ investments may be illiquid and the Portfolios may not be able to vary the portfolio investments in response to changes in economic and other conditions. If a Portfolio is required to liquidate all or a portion of its investments quickly, the Portfolio may realize significantly less than the value at which it previously recorded those investments.

Notes to Financial Statements

LIBOR

Instruments in which the Fund invests may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. In 2017, the head of the United Kingdom’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. In March 2021, the FCA and LIBOR’s administrator, ICE Benchmarks Administration announced that LIBOR would no longer be provided (i) for all sterling euro, Swiss franc and Japanese yen settings, and the one-week and two-month U.S. dollar LIBOR settings after December 31, 2021 and (ii) for the remaining U.S. dollar LIBOR settings after June 30, 2023. Various financial industry groups have been planning for the transition away from LIBOR to a new reference rate such as the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR but there are various challenges to converting certain securities and transactions to a new reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and could lead to significant short-term and long-term uncertainty and market instability. Uncertainty remains regarding the effects of implementing replacement references for LIBOR on the Fund, issuers of instruments in which the Fund invests and financial markets generally. Changes accompanying the transition to a new reference rate may have an adverse impact on a Fund’s investments, performance or financial condition.

COVID-19

During the first quarter of 2020, the World Health Organization declared the COVID-19 coronavirus to constitute a public health emergency. COVID-19 led to increased short-term market volatility during 2020 and resulted in ongoing additional adverse effects on the U.S. and world economies and markets in general during 2021. The COVID-19 pandemic adversely affected the value of the Portfolios’ investments in certain periods during 2021 and may have adverse impacts on Portfolio investments in the future. Because of the uncertainties regarding the ongoing and future impacts of COVID-19 and related virus variants on the global economy, and business operations, and securities markets, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Portfolios and their investments will depend on future developments, including the duration and spread of the COVID-19 virus and related variants, the imposition of travel, movement and other restrictions as a result of public health advisories, the effectiveness of responsive measures by individual countries (such as vaccine distribution), and the effects of the pandemic on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

Master Netting Arrangements

The Portfolios are subject to various Master Agreements that govern the terms of certain transactions. Master Repurchase Agreements and Global Master Repurchase Agreements are in place that governs repurchase, reverse repurchase, and sale-buyback financing transactions. Master Securities Forward Transaction Agreements are in place that govern the settlement of certain forward settling transactions including to-be-announced securities, delayed-delivery or sale-buyback financing transactions. Customer Account Agreements and related addenda are in place that govern certain cleared derivative transactions including futures and cleared OTC derivatives. International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA agreements”) are in place that governs certain OTC financial derivative transactions. ISDA agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA agreement. The terms of Master Agreements may reduce counterparty risk with respect to transactions governed by the Master Agreement under certain circumstances. Certain Portfolios have agreements with counterparties that contain provisions, or contingency features, that allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, certain agreements specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the Portfolio to terminate while a decline in the Portfolio’s net assets of more than a certain percentage would allow the counterparty to terminate. In such a situation, the counterparty involved would have the option to waive the triggering event or liquidate the affected positions pursuant to the terms of the related agreement. The aggregate amount of derivatives in a liability position is disclosed in Note 5.

Notes to Financial Statements

Offsetting Assets and Liabilities

Certain Portfolios are parties to enforceable master netting or similar agreements which provide for the right of offset under certain circumstances. The Portfolios have made an accounting policy election not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities. As such, all financial and derivative instruments are presented on a gross basis on the Statements of Assets and Liabilities. The impacts of netting arrangements that provide the right to offset are detailed below (amounts in thousands). The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing transactions such as repurchase agreements and certain forward settling transactions can only be netted across transactions governed under the same Master Agreement with the same legal entity. For certain Portfolios, derivative amounts do not reconcile to the Statements of Assets and Liabilities due to the Statements of Assets and Liabilities including derivatives that are not covered under master netting or similar agreements. The amount of collateral, for the year ended December 31, 2021, has been limited such that the net amount cannot be less than zero.

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral as of period end:

Large Company Value Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts	Swaps	Total Assets	Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Morgan Stanley Capital Services, Inc.	$-	$-	$-	$(18)	$-	$(18)	$(18)	$-	$(18)
Goldman Sachs International	-	-	-	(218)	-	(218)	(218)	-	(218)

Total	$-	$-	$-	$(236)	$-	$(236)	$(236)	$-	$(236)

Mid Cap Value Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts	Swaps	Total Assets	Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Goldman Sachs International	$-	$-	$-	$(572)	$-	$(572)	$(572)	$-	$(572)
Bank of America NA.	75	-	75	(2)	-	(2)	73	-	73

Total	$75	$-	$75	$(574)	$-	$(574)	$(499)	$-	$(499)

International Equity Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts	Swaps	Total Assets	Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of America NA	$-	$-	$-	$(628)	$-	$(628)	$(628)	$-	$(628)
HSBC Bank USA NA	6	-	6	(177)	-	(177)	(171)	-	(171)
JP Morgan Chase Bank NA	-	-	-	(132)	-	(132)	(132)	-	(132)

Total	$6	$-	$6	$(937)	$-	$(937)	$(931)	$-	$(931)

Inflation Protection Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts	Swaps	Total Assets	Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of America NA	$-	$1,265	$1,265	$-	$(321)	$(321)	$944	$(792)	$152
Barclays Bank PLC	-	56	56	-	(786)	(786)	(730)	568	(162)
Goldman Sachs International	-	3,289	3,289	-	-	-	3,289	(3,210)	79

Notes to Financial Statements

Inflation Protection Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts	Swaps	Total Assets	Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Morgan Stanley Capital Services, Inc.	$114	$-	$114	$(193)	$-	$(193)	$(79)	$-	$(79)

Total	$114	$4,610	$4,724	$(193)	$(1,107)	$(1,300)	$3,424	$(3,434)	$(10)

Multi-Sector Bond Portfolio

	Derivative Assets (000’s)			Derivative Liabilities (000’s)
Counterparty	Forward Foreign Currency Contracts	Swaps	Total Assets	Forward Foreign Currency Contracts	Swaps	Total Liabilities	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of America NA	$7	$-	$7	$(55)	$-	$(55)	$(48)	$-	$(48)
Barclays Bank PLC	5	9	14	(61)	(173)	(234)	(220)	-	(220)
BNP Paribas SA	42	-	42	(1,435)	-	(1,435)	(1,393)	1,177	(216)
Goldman Sachs International	-	335	335	-	-	-	335	(280)	55
Goldman Sachs Bank USA	36	-	36	(4)	-	(4)	32	-	32
HSBC Bank USA NA	29	-	29	(10)	-	(10)	19	-	19
JP Morgan Chase Bank NA	-	685	685	(42)	-	(42)	643	(643)	-
Morgan Stanley Capital Services, Inc.	-	40	40	-	-	-	40	-	40
Royal Bank of Canada	291	-	291	(2,719)	-	(2,719)	(2,428)	-	(2,428)

Total	$410	$1,069	$1,479	$(4,326)	$(173)	$(4,499)	$(3,020)	$254	$(2,766)

The following is a summary by counterparty of the market value of repurchase agreements, financing transactions, collateral and net exposure as of period end:

Government Money Market Portfolio

Counterparty	Investment in Repurchase Agreements	Payable for Reverse Repurchase Agreements	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Bank of Montreal	$17,000	$-	$-	$17,000	$(17,000)	$-
Bank of Nova Scotia	21,000	-	-	21,000	(21,000)	-
BNP Paribas SA	20,000	-	-	20,000	(20,000)	-
Citigroup Global Markets	25,000	-	-	25,000	(25,000)	-
Goldman Sachs International	25,000	-	-	25,000	(25,000)	-
Mitsubishi UFJ Securities USA	15,000	-	-	15,000	(15,000)	-
Mizuho Bank	20,000	-	-	20,000	(20,000)	-
Natixis SA	20,000	-	-	20,000	(20,000)	-
TD Securities USA	20,000	-	-	20,000	(20,000)	-

Total	$183,000	$-	$-	$183,000	$(183,000)	$-

Long-Term U.S. Government Bond Portfolio

Counterparty	Investment in Repurchase Agreements	Payable for Short Sales	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
Credit Suisse AG	$-	$(5,284)	$(17,356)	$(22,640)	$17,355	$(5,285)
Goldman Sachs International	-	-	(129,645)	(129,645)	129,645	-
Morgan Stanley Capital
Services	-	-	(4,638)	(4,638)	4,638	-

Total	$-	$(5,284)	$(151,639)	$(156,923)	$151,638	$(5,285)

The Long-Term U.S. Government Bond Portfolio average amount of borrowings outstanding during the year ended December 31, 2021 was $49,295 (amount in thousands) at a weighted average interest rate of 0.040%. Average borrowings include reverse repurchase agreements and sale-buyback transactions, if held during the period.

Notes to Financial Statements

Multi-Sector Bond Portfolio

Counterparty	Investment in Repurchase Agreements	Payable for Reverse Repurchase Agreements	Payable for Financing Transactions	Net Market Value	Collateral Pledged/ (Received)	Net Exposure
JP Morgan Chase Bank NA	$-	$(1,648)	$-	$(1,648)	$1,648	$-

Total	$-	$(1,648)	$-	$(1,648)	$1,648	$-

The Multi-Sector Bond Portfolio average amount of borrowings outstanding during the year ended December 31, 2021 was $1,542 (amount in thousands) at a weighted average interest rate of 0.898%. Average borrowings include reverse repurchase agreements, if held during the period.

NOTE 7. INVESTMENT ADVISORY, SUB-ADVISORY, AND COMPLIANCE FEES

The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services to MSA, an affiliate and wholly-owned subsidiary of Northwestern Mutual. Certain Portfolios, listed below, pay a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
Index 500 Stock Portfolio	0.20%
Index 400 Stock Portfolio	0.25%
Mid Cap Value Portfolio	0.85%
Small Cap Value Portfolio	0.85%
Government Money Market Portfolio	0.30%
Select Bond Portfolio	0.30%
Balanced Portfolio	0.30%

For the other Portfolios, the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess Over $100 Million
Growth Stock Portfolio	0.60%	0.50%	0.40%
Large Cap Core Stock Portfolio	0.60%	0.50%	0.40%
Mid Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
Small Cap Growth Stock Portfolio	0.80%	0.65%	0.50%
High Yield Bond Portfolio	0.60%	0.50%	0.40%

Portfolio	First $100 Million	Next $400 Million	Excess Over $500 Million
Focused Appreciation Portfolio	0.80%	0.75%	0.70%

Portfolio	First $100 Million	Next $150 Million	Excess Over $250 Million
Large Company Value Portfolio	0.72%	0.67%	0.62%
Domestic Equity Portfolio	0.65%	0.55%	0.50%
International Growth Portfolio	0.75%	0.65%	0.55%
Short-Term Bond Portfolio	0.35%	0.33%	0.30%
Long-Term U.S. Government Bond Portfolio .	0.555%	0.515%	0.495%
Inflation Protection Portfolio	0.58%	0.55%	0.49%
Multi-Sector Bond Portfolio	0.79%	0.78%	0.77%
Asset Allocation Portfolio	0.60%	0.50%	0.40%

Portfolio	First $150 Million	Next $150 Million	Next $200 Million	Excess Over $500 Million
Large Cap Blend Portfolio	0.77%	0.70%	0.62%	0.56%
Research International Core Portfolio	0.88%	0.82%	0.75%	0.68%

Notes to Financial Statements

Portfolio	First $500 Million	Excess Over $500 Million
Equity Income Portfolio	0.65%	0.60%

Portfolio	First $200 Million	Excess Over $200 Million
Index 600 Stock Portfolio	0.25%	0.20%

Portfolio	First $50 Million	Excess Over $50 Million
International Equity Portfolio	0.85%	0.65%

Portfolio	First $250 Million	Next $250 Million	Next $500 Million	Excess Over $1.0 Billion
Emerging Markets Equity Portfolio	1.14%	1.08%	0.96%	0.78%

For certain Portfolios, MSA contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses (excluding taxes, brokerage, other investment-related costs, interest and dividend expenses and charges, acquired fund fees, fees for class actions, other passive securities litigation and antitrust claim filing services and such non-recurring and extraordinary expenses as they may arise) will not exceed the following amounts:

Portfolio		Expiration
Focused Appreciation Portfolio	0.90%	April 30, 2022
Large Cap Blend Portfolio	0.85%	April 30, 2022
Large Company Value Portfolio	0.80%	April 30, 2022
Domestic Equity Portfolio	0.75%	April 30, 2022
Equity Income Portfolio	0.75%	April 30, 2022
Mid Cap Value Portfolio	1.00%	April 30, 2022
Index 600 Stock Portfolio	0.35%	April 30, 2022
Small Cap Value Portfolio	1.00%	April 30, 2022
International Growth Portfolio	1.10%	April 30, 2022
Research International Core Portfolio	1.15%	April 30, 2022
Emerging Markets Equity Portfolio	1.50%	April 30, 2022
Short-Term Bond Portfolio	0.45%	April 30, 2022
Long-Term U.S. Government Bond Portfolio .	0.65%	April 30, 2022
Inflation Protection Portfolio	0.65%	April 30, 2022
Multi-Sector Bond Portfolio	0.90%	April 30, 2022
Asset Allocation Portfolio	0.75%	April 30, 2022

Growth Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.38% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Focused Appreciation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.66% on the Portfolio’s first $100 million of average net assets, 0.61% on the next $400 million, 0.60% on the next $500 million, and 0.57% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Large Cap Core Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $400 million, and 0.37% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Notes to Financial Statements

Large Cap Blend Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.74% on the Portfolio’s first $150 million of average net assets, 0.67% on the next $150 million, 0.62% on the next $200 million, and 0.56% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Index 500 Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.20% on the Portfolio’s first $2 billion of average net assets, and 0.18% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Large Company Value Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.70% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.59% on the next $250 million, and 0.57% on the average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Domestic Equity Portfolio — For the period from January 1, 2021 through April 30, 2021, MSA agreed to waive a portion of its management fee such that the management fee was 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% on the next $150 million, 0.50% on the next $250 million, 0.45% on the next $500 million, and 0.43% on the average net assets in excess of $1 billion. Effective May 1, 2021, MSA has agreed to waive a portion of its management fee such that the management fee is 0.65% on the Portfolio’s first $100 million of average net assets, 0.55% on the next $150 million, 0.50% on the next $250 million, 0.43% on the next $500 million, and 0.41% on the average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Equity Income Portfolio — For the period from January 1, 2021 through April 30, 2021, MSA agreed to waive a portion of its management fee such that the management fee was 0.58% on the Portfolio’s first $500 million of average net assets, 0.53% on the next $1 billion, and 0.52% on the average net assets in excess of $1.5 billion. Effective May 1, 2021, MSA has agreed to waive a portion of its management fee such that the management fee is 0.56% on the Portfolio’s first $500 million of average net assets, 0.53% on the next $1 billion, and 0.52% on the average net assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Mid Cap Growth Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.80% on the Portfolio’s first $50 million, 0.65% on the next $50 million, 0.50% on the next $900 million, and 0.49% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Index 400 Stock Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.25% on the Portfolio’s first $500 million and 0.20% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Mid Cap Value Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.79% on the Portfolio’s first $150 million of average net assets, 0.67% on the next $350 million, and 0.64% on the average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Small Cap Value Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.85% on the Portfolio’s first $500 million of average net assets, and 0.80% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

International Growth Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.75% on the Portfolio’s first $100 million of average net assets, 0.65% on the next $150 million, 0.55% on the next $750 million, and 0.54% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Research International Core Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.83% on the Portfolio’s first $150 million of average net assets, 0.77% on the next $150 million, 0.70% on the next $200 million, and 0.63% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Notes to Financial Statements

International Equity Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.69% on the Portfolio’s first $50 million of average net assets, 0.54% on the next $450 million, 0.52% on the next $500 million, 0.46% on the next $500 million, and 0.40% on the average net assets in excess of $1.5 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Emerging Markets Equity Portfolio — MSA has agreed to waive a portion of its management fee such that its management fee was 0.95% on the Portfolio’s first $250 million of average net assets, 0.87% on the next $250 million, 0.84% on the next $500 million, and 0.78% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Government Money Market Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.30% on the Portfolio’s first $500 million of average net assets, 0.29% on the next $500 million, and 0.28% in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2022. In addition, MSA has voluntarily agreed to waive its advisory fee and/or reimburse expenses in excess of the Government Money Market Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. This voluntary waiver is reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

Short-Term Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.35% on the Portfolio’s first $100 million of average net assets, 0.33% on the next $150 million, 0.30% on the next $250 million, and 0.28% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Select Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.30% on the Portfolio’s first $2 billion of average net assets, and 0.28% on average net assets in excess of $2 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Long-Term U.S. Government Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.555% on the Portfolio’s first $100 million of average net assets, 0.515% on the next $150 million, 0.495% of the next $250 million, and 0.445% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Inflation Protection Portfolio — MSA agreed to waive a portion of its management fee such that the management fee is 0.55% on the Portfolio’s first $100 million of average net assets, 0.50% on the next $150 million, and 0.46% on average net assets in excess of $250 million. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

High Yield Bond Portfolio — MSA agreed to waive a portion of its management fee such that the management fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $900 million, and 0.30% on average net assets in excess of $1 billion. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Multi-Sector Bond Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.74% on the Portfolio’s first $100 million of average net assets, 0.73% on the next $150 million, 0.70% on the next $250 million, and 0.65% on average net assets in excess of $500 million. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Balanced Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Asset Allocation Portfolio — MSA has agreed to waive a portion of its management fee such that the management fee is 0.05% on all average net assets. MSA may terminate this fee waiver agreement at any time after April 30, 2022.

Waivers are not recoupable in future periods.

With respect to certain Portfolios, MSA has engaged and oversees unaffiliated sub-advisers who manage the day-to-day

Notes to Financial Statements

investment operations of such Portfolios. MSA pays each sub-adviser a fee based on the average daily net assets of each such Portfolio out of its investment management fee.

Compliance fees are paid to Northwestern Mutual, an affiliate of the Series Fund. The compliance fees paid are for the compensation, benefits and expenses of the Chief Compliance Officer and compliance staff. The amounts paid relate only to the Chief Compliance Officer and compliance staffs’ duties and functions performed for the Series Fund.

NOTE 8. FEDERAL INCOME TAX MATTERS

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to the tax treatment of deferred losses, passive foreign investment companies, and financing transactions.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities. Permanent differences primarily relate to character differences with respect to income on swaps, foreign currency transactions, foreign bond sales, passive foreign investment companies and paydowns on structured product investments.

A summary of the Portfolios’ capital loss carryovers as of December 31, 2021 is provided below:

	Short-Term Loss Carryover	Long-Term Loss Carryover	Losses Utilized

	(Amounts in thousands)
Equity Income Portfolio	$-	$-	$119
International Equity Portfolio	-	-	282,054
Emerging Markets Equity Portfolio	-	-	22,115
Long-Term U.S. Government Bond Portfolio	146	1,585	-
High Yield Bond Portfolio	-	5,092	3,780

Capital losses are carried forward indefinitely and retain the character of the original loss. These losses are deferred to the first day of the next fiscal year.

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended December 31, 2021 and 2020 was as follows:

	2021 Distributions Paid From:		2020 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain

		(Amounts in thousands)
Growth Stock Portfolio	$50	$55,949	$7,243	$188,737
Focused Appreciation Portfolio	8,040	120,591	5,853	44,520
Large Cap Core Stock Portfolio	10,068	53,289	8,189	16,446
Large Cap Blend Portfolio	1,241	11,839	8,282	2,310
Index 500 Stock Portfolio	66,172	120,527	66,724	72,356
Large Company Value Portfolio	5,187	-	4,036	6,787
Domestic Equity Portfolio	18,598	23,353	17,733	40,200
Equity Income Portfolio	17,168	-	33,847	29,982
Mid Cap Growth Stock Portfolio	37,141	139,880	3,099	49,141
Index 400 Stock Portfolio	20,914	28,578	12,712	43,558
Mid Cap Value Portfolio	7,676	5,109	9,956	-
Small Cap Growth Stock Portfolio	24,801	57,905	8,721	30,794
Index 600 Stock Portfolio	5,359	4,217	5,826	9,999
Small Cap Value Portfolio	2,594	29,347	4,704	31,283
International Growth Portfolio	5,610	29,044	13,439	3,199
Research International Core Portfolio	10,349	14,425	17,093	13,848
International Equity Portfolio	43,243	-	56,976	-
Emerging Markets Equity Portfolio	5,199	-	18,235	-
Government Money Market Portfolio	10	27	1,423	-

Notes to Financial Statements

	2021 Distributions Paid From:		2020 Distributions Paid From:
Portfolio	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain

		(Amounts in thousands)
Short-Term Bond Portfolio	$8,138	$-	$8,186	$-
Select Bond Portfolio	202,684	25,232	108,721	-
Long-Term U.S. Government Bond Portfolio	26,311	-	9,500	2,162
Inflation Protection Portfolio	5,663	62	7,844	-
High Yield Bond Portfolio	43,872	-	47,246	-
Multi-Sector Bond Portfolio	32,327	6,708	42,792	66
Balanced Portfolio	64,727	103,835	58,432	73,855
Asset Allocation Portfolio	7,196	15,602	7,007	11,152

As of December 31, 2021 the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Losses	Unrealized Appreciation (Depreciation)

		(Amounts in thousands)
Growth Stock Portfolio	$8,528	$142,825	$-	$537,214
Focused Appreciation Portfolio	2,197	125,795	-	656,084
Large Cap Core Stock Portfolio	34,456	81,320	-	246,479
Large Cap Blend Portfolio	1,337	18,030	-	61,025
Index 500 Stock Portfolio	64,246	144,466	-	3,748,046
Large Company Value Portfolio	12,442	19,968	-	35,205
Domestic Equity Portfolio	30,279	106,319	-	301,853
Equity Income Portfolio	22,906	71,575	-	234,771
Mid Cap Growth Stock Portfolio	1,825	98,222	-	311,275
Index 400 Stock Portfolio	32,136	101,320	-	460,419
Mid Cap Value Portfolio	44,502	64,719	-	99,088
Small Cap Growth Stock Portfolio	3,361	107,357	-	199,444
Index 600 Stock Portfolio	12,254	25,215	-	122,383
Small Cap Value Portfolio	12,419	65,202	-	238,146
International Growth Portfolio	8,195	93,077	-	380,462
Research International Core Portfolio	20,345	34,292	-	257,826
International Equity Portfolio	41,795	46,804	-	(40,732)
Emerging Markets Equity Portfolio	19,996	58,276	-	208,118
Government Money Market Portfolio	-	-	-	-
Short-Term Bond Portfolio	6,233	172	-	508
Select Bond Portfolio	51,441	3,950	-	(23,318)
Long-Term U.S. Government Bond Portfolio	1,876	-	(1,731)	(19,676)
Inflation Protection Portfolio	16,642	8,985	-	36,870
High Yield Bond Portfolio	40,650	-	(5,092)	19,942
Multi-Sector Bond Portfolio	47,671	-	-	3,929
Balanced Portfolio	82,626	121,741	-	225,330
Asset Allocation Portfolio	9,305	17,887	-	42,486

NOTE 9. VOLUNTARY REIMBURSEMENTS

Northwestern Mutual voluntarily reimburses foreign equity portfolios for the tax benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 79% of the foreign dividend taxes withheld attributable to the portion of the Portfolio owned by Northwestern Mutual. Reimbursements are recorded when foreign dividend taxes are accrued.

Voluntary reimbursements for the year ended December 31, 2021 are summarized below (amounts in thousands):

Portfolio	2021 Reimbursements
International Growth Portfolio	$981
International Equity Portfolio	4,418
Research International Core Portfolio	1,523
Emerging Markets Equity Portfolio	1,645

Notes to Financial Statements

NOTE 10. GUARANTEES

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios expect the risk of material loss to be remote.

NOTE 11. INVESTMENT INCOME AND SECURITIES TRANSACTIONS

For the year ended December 31, 2021, transactions in securities other than short term investments were:

Portfolios	Non-U.S. Govt. Security Purchases	U.S. Govt. Security Purchases	Non-U.S. Govt. Security Sales/ Maturities	U.S. Govt. Security Sales/ Maturities

	(Amounts in thousands)
Growth Stock Portfolio	$483,134	$-	$584,347	$-
Focused Appreciation Portfolio	132,951	-	232,778	-
Large Cap Core Stock Portfolio	431,758	-	480,328	-
Large Cap Blend Portfolio	35,258	-	43,366	-
Index 500 Stock Portfolio	159,075	-	242,232	-
Large Company Value Portfolio	89,294	-	111,866	-
Domestic Equity Portfolio	293,730	-	335,352	-
Equity Income Portfolio	150,666	-	249,138	-
Mid Cap Growth Stock Portfolio	413,471	-	505,709	-
Index 400 Stock Portfolio	242,507	-	270,739	-
Mid Cap Value Portfolio	348,012	-	370,953	-
Small Cap Growth Stock Portfolio	364,850	-	412,249	-
Index 600 Stock Portfolio	103,652	-	87,230	-
Small Cap Value Portfolio	146,238	-	214,965	-
International Growth Portfolio	245,421	-	245,135	-
Research International Core Portfolio	164,787	-	185,504	-
International Equity Portfolio	2,163,783	-	2,129,379	-
Emerging Markets Equity Portfolio	337,044	-	326,967	-
Short-Term Bond Portfolio	178,276	78,038	112,021	71,738
Select Bond Portfolio	2,704,825	6,690,133	2,636,954	6,331,994
Long-Term U.S. Government Bond Portfolio	1,330	47,940	1,442	80,938
Inflation Protection Portfolio	238,367	147,931	218,836	125,253
High Yield Bond Portfolio	296,657	-	285,431	-
Multi-Sector Bond Portfolio	504,237	37,027	244,235	6,300
Balanced Portfolio	464,602	-	471,045	-
Asset Allocation Portfolio	57,506	-	57,105	-

Transactions with Affiliated Companies

An affiliated company is a company in which a Portfolio has ownership of at least 5% of the voting securities or which the Portfolio controls, is controlled by or with which the Portfolio is under common control. Transactions with affiliated companies during the year ended December 31, 2021 are as follows:

Notes to Financial Statements

Portfolio	Value at 12/31/2020	Purchases	Sales	Value at 12/31/2021	Change in Unrealized Appreciation/ Depreciation	Realized Gain (Loss)	Income Dividends	Capital Gain Distributions	% Ownership, 12/31/2021

				(Amounts in thousands)
Balanced Portfolio:
Growth Stock	$103,721	$26,582	$30,740	$108,826	$(89)	$9,352	$4	$4,178	7.8%
Focused Appreciation	80,740	29,491	6,320	109,064	2,585	2,568	167	10,124	8.2%
Large Cap Core Stock	80,193	8,310	9,600	91,335	9,670	2,762	691	6,318	10.8%
Large Cap Blend	79,713	5,947	1,420	92,903	8,295	368	565	5,382	45.7%
Large Company Value	76,500	1,677	24,960	66,888	10,144	3,527	829	848	29.4%
Domestic Equity	77,327	4,195	26,820	67,194	2,475	10,017	1,328	1,667	6.1%
Equity Income	77,083	1,506	27,400	67,424	11,222	5,013	1,507	-	7.8%
Mid Cap Growth Stock	104,743	14,571	16,000	100,637	(6,745)	4,068	150	13,001	7.3%
Mid Cap Value	98,371	4,838	16,870	106,645	17,253	3,053	1,223	814	15.1%
Small Cap Growth Stock	25,240	2,590	-	26,276	(1,554)	-	4	2,586	3.2%
Small Cap Value	24,696	1,382	-	30,377	4,299	-	112	1,270	4.4%
International Growth	54,751	2,056	-	63,466	6,659	-	316	1,740	5.9%
Research International Core	142,307	2,881	51,600	104,121	(9,981)	20,514	1,204	1,678	10.8%
International Equity	60,205	6,282	3,790	64,275	1,368	210	1,482	-	3.4%
Emerging Markets Equity	17,445	7,592	7,300	17,063	(2,615)	1,941	92	-	1.7%
Short-Term Bond	13,162	11,269	-	23,905	(526)	-	424	45	5.8%
Select Bond	936,914	78,685	76,850	865,259	(75,962)	2,472	18,508	40,147	25.2%
High Yield Bond	107,889	4,764	28,950	84,024	(557)	878	4,764	-	10.0%
Multi-Sector Bond	44,229	78,492	-	119,927	(2,794)	-	2,537	1,055	9.1%

	$2,205,229	$293,110	$328,620	$2,209,609	$(26,853)	$66,743	$35,907	$90,853

Asset Allocation Portfolio:
Growth Stock	$17,329	$3,628	$3,945	$18,697	$569	$1,116	$1	$717	1.3%
Focused Appreciation	13,532	5,220	850	18,738	487	349	29	1,731	1.4%
Large Cap Core Stock	13,454	1,301	1,370	15,479	1,702	392	119	1,083	1.8%
Large Cap Blend	13,344	1,422	440	15,764	1,324	114	97	925	7.8%
Large Company Value	12,759	281	3,910	11,445	1,725	590	139	142	5.0%
Domestic Equity	12,772	503	3,830	11,541	663	1,433	223	280	1.1%
Equity Income	12,894	251	4,380	11,503	1,916	822	251	-	1.3%
Mid Cap Growth Stock	15,785	2,367	1,270	16,404	(679)	201	24	2,064	1.2%
Mid Cap Value	14,743	1,174	1,800	17,260	2,788	355	195	130	2.4%
Small Cap Growth Stock	7,136	732	-	7,429	(439)	-	1	731	0.9%
Small Cap Value	7,059	386	200	8,475	1,201	29	31	354	1.2%
International Growth	10,750	394	300	12,159	1,170	145	60	333	1.1%
Research International Core	24,430	577	6,150	20,899	(576)	2,618	241	336	2.2%
International Equity	11,230	1,246	410	12,358	269	23	276	-	0.7%
Emerging Markets Equity	3,704	819	800	3,559	(439)	275	19	-	0.4%
Short-Term Bond	1,376	1,964	-	3,267	(73)	-	58	6	0.8%
Select Bond	68,858	5,975	7,590	61,927	(5,520)	204	1,333	2,892	1.8%
High Yield Bond	19,409	977	2,750	17,650	(32)	46	977	-	2.1%
Multi-Sector Bond	6,031	10,380	-	16,039	(372)	-	339	141	1.2%

	$286,595	$39,597	$39,995	$300,593	$5,684	$8,712	$4,413	$11,865

The Series Fund and its Portfolios are permitted to purchase securities from, and sell securities to (so called “cross-trades”), (i) other Portfolios, (ii) any registered investment company which is an affiliate, or an affiliate of an affiliate, or (iii) any person which is an affiliate, or an affiliate of an affiliate, of the Series Fund or the Portfolio solely by reason of having a common investment adviser or sub-adviser (or affiliated investment advisers) or common directors and/or officers, pursuant to procedures adopted by the Board under Rule 17a-7 of the 1940 Act (“Procedures”). These Procedures have been designed to ensure that any cross-trade of securities by a Portfolio complies with Rule 17a-7 of the 1940 Act. Each cross-trade is effected at the current market price as defined under the Procedures. Pursuant to the Procedures, for the year ended December 31, 2021, the Series Fund Portfolios engaged in the following cross-trades (amounts in thousands):

Notes to Financial Statements

Portfolio	Cross Trade Purchases
Growth Stock Portfolio	$1,037
Large Cap Core Portfolio	1,361
Large Company Value Portfolio	282
Small Cap Value Portfolio	230
International Growth Portfolio	11,802
Research International Core Portfolio	1,074
High Yield Bond Portfolio	28

	Cross Trade Sales
Portfolio	Proceeds	Net Realized Gain (Loss) on Sales
Growth Stock Portfolio	$1,619	$329
Mid Cap Growth Stock Portfolio	549	(6)
Mid Cap Value Portfolio	1,090	197
Small Cap Growth Stock Portfolio	979	154
Small Cap Value Portfolio	1,479	14
International Growth Portfolio	10,746	4,427
Research International Core Portfolio	57	-

NOTE 12. LITIGATION

The Index 500 Stock, Small Cap Value and Equity Income Portfolios are among the defendants in a lawsuit relating to their receipt of proceeds from the 2007 Tribune Co. leveraged buy-out (“Tribune LBO”) transaction. The lawsuit asserts that the directors and officers of Tribune Co. intentionally defrauded Tribune creditors because Tribune was either insolvent or rendered insolvent by the transactions. Counsel for the Series Fund and other institutional defendants filed a motion to dismiss the intentional fraudulent transfer case in the Southern District of New York and the district court judge granted the motion to dismiss without leave to amend. The dismissal was appealed to the U.S. Court of Appeals for the Second Circuit. The U.S. Court of Appeals for the Second Circuit denied the appeal and then denied a motion for reconsideration. Plaintiff has filed a petition to review with the U.S. Supreme Court. The lawsuit alleges no misconduct by the Portfolios or management, and management intends to vigorously defend all claims and allegations. The plaintiff seeks to recover amounts paid to Tribune shareholders in the leveraged buyout transaction, plus interest and attorneys’ fees and expenses. The value of the proceeds received by these Portfolios in 2007, and the percentage the proceeds represent of each Portfolio’s net assets as of December 31, 2021, were: Index 500 Stock Portfolio $977,000 (0.02% of net assets); Small Cap Value Portfolio $618,000 (0.09% of net assets); and Equity Income Portfolio $2,873,000 (0.33% of net assets). Management has not concluded that a loss is reasonably likely to occur, and therefore no loss accrual has been recorded.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Northwestern Mutual Series Fund, Inc. and Shareholders of Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Government Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio and Asset Allocation Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, and for Long-Term U.S. Government Bond Portfolio the statement of cash flows for the year ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021, for Long-Term U.S. Government Bond Portfolio, the results of its cash flows for the year then ended, and each of the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Report of Independent Registered Public Accounting Firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Milwaukee, WI

February 22, 2022

We have served as the auditor of one or more investment companies in Northwestern Mutual Series Fund, Inc. since 1984.

Abbreviations (unaudited)

Abbreviations that may be used in the preceding statements

ADR	American Depositary Receipt
AFC	Available Funds Cap security - Security accrues interest at an assumed or uncapped rate. If the interest rate on the underlying loans is lower than the uncapped rate, then the security will pay at the lower rate.
CSTR	Collateral Strip Rate security - interest is based on the weighted net interest rate of the collateral.
EXE	Security receives collateral principal and interest paid which exceeds the amount of principal and income obligated to all bonds in the deal.
IO	Interest Only Security
PO	Principal Only Security
GDR	Global Depositary Receipt
GO	General Obligation
RB	Revenue Bond
CPURNSA	U.S. Consumer Price Index - All Urban Consumers - Not Seasonally Adjusted
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
ICE	Intercontinental Exchange
SONIO	Sterling Overnight Interbank Average Rate
DAC	Designated Activity Company
TBA	To Be Announced
OIS	Overnight Index Swaps
DIFC	Dubai International Financial Centre
EURIBOR	Euro Interbank Offered Rate
SDR	Swedish Depository Receipt

Currency Abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi - Offshore
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KES	Kenyan Shilling
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Proxy Voting and Portfolio Holdings (unaudited)

Proxy Voting Guidelines

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

Each Portfolio, other than the Government Money Market Portfolio, files its complete schedule of portfolio holdings on a monthly basis with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. Each Portfolio’s holdings reported on Form N-PORT for the first and third quarters of the fiscal year are available on the SEC’s website at http://www.sec.gov. Portfolios that file their holdings on Form N-PORT also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on the Internet at www.northwesternmutual.com.

The Government Money Market Portfolio files its complete schedule of portfolio holdings on a monthly basis with the SEC on Form N-MFP. Form N-MFP is available on the SEC’s website at http://www.sec.gov. The Government Money Market Portfolio also makes its complete schedule of portfolio holdings for the most recent month available on the Internet at www. northwesternmutual.com.

Director and Officer Information (unaudited)

Northwestern Mutual Series Fund, Inc.

The name, address and year of birth of the directors, as well as their affiliations, positions held with the Series Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of December 31, 2021, except as otherwise noted. Each director (whenever elected) shall hold office until the next annual meeting of shareholders and until his or her successor is elected and qualifies or until his or her earlier death, resignation or removal. A director shall retire at the end of the calendar year in which the first of the two events occurs: (i) he or she attains the age of seventy-three (73), or (ii) he or she has served a term or successive terms totaling thirteen (13) years, commencing on the date of his or her election or appointment to the Board. The statement of additional information contains additional information about Series Fund directors and is available without charge, upon request, by calling 1-888-455-2232.

Independent Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held[1]
Robert H. Huffman III 720 East Wisconsin Avenue Milwaukee, WI 53202 1959	Director	Since 2007	27	None

Principal Occupation During Past 5 Years: Since 2015, CEO of RVP Management, LLC, a registered investment adviser.
Christy L. Brown 720 East Wisconsin Avenue Milwaukee, WI 53202 1965	Director	Since 2012	27	None

Principal Occupation During Past 5 Years: Since October 2012, Chief Executive Officer, Girl Scouts of Wisconsin Southeast. From 2007 to 2012, Vice Chancellor, Finance and Administrative Affairs, University of Wisconsin, Milwaukee.

Gail L. Hanson 720 East Wisconsin Avenue Milwaukee, WI 53202 1955	Director	Since 2012	27	Director of Artisan Partner Funds (17 portfolios)

Principal Occupation During Past 5 Years: Retired. From February 2011 to April 2018, Chief Financial Officer, Aurora Health Care. Prior thereto, Deputy Executive Director, State of Wisconsin Investment Board.

William Gerber 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Director	Since 2017	27	Director of Ballantyne Strong, Inc., a developer of technology solutions for digital applications (2015 to present)

Principal Occupation During Past 5 Years: Retired. From 2006 to 2015, Chief Financial Officer, and from 2007 to 2015, Executive Vice President, of TD Ameritrade Holdings Corporation.

David Ribbens 720 East Wisconsin Avenue Milwaukee, WI 53202 1961	Director	Since 2017	27	None

Principal Occupation During Past 5 Years: Since March of 2018, Member and Partner of DOMO Capital Management, LLC, a Wisconsin registered investment adviser. Founder and President of Distribution Team Alpha LLC, founded in 2016. From 2015 to 2016, President, Managing Partner, and Director of Heartland Advisors, Inc. From 2008 to 2015, Executive Vice President and Head of Distribution, Managing Partner, and Director of Heartland Advisors, Inc.

Director and Officer Information (unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held[1]

Donald M. Ullmann 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Director	Since 2017	27	None

Principal Occupation During Past 5 Years: Since 2015, Principal of DMU Financial Consulting, LLC. From 2013 to 2015, Managing Director, Head of Product Development, Fixed Income at Guggenheim Securities. From 2012 to 2013, Executive Managing Director, Co-head, MBS and Rates Division at Gleacher & Co. From 2009 to 2011, Executive Vice President, Head of Fixed Income Trading and Co-Head of Fixed Income Sales at Keefe, Bruyette and Woods, Inc.

1.

This column includes only directorships of companies required to report to the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940, as amended.

Other Directors

Name, Address, and Year of Birth	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held

Ronald P. Joelson 720 East Wisconsin Avenue Milwaukee, WI 53202 1958	Chairman of the Board	Since 2015	27	None

Principal Occupation During Past 5 Years: Since January 1, 2021, Executive Vice President of The Northwestern Mutual Life Insurance Company. From 2012 through 2020, Executive Vice President and Chief Investment Officer of The Northwestern Mutual Life Insurance Company. Prior thereto, Chief Investment Officer of Genworth Financial from 2009-2012.

Northwestern Mutual Series Fund, Inc.

Executive Officers

Name, Address, and Year of Birth	Position	Length of Time Served

Ronald P. Joelson 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	President	Since 2021

Principal Occupation During Past 5 Years: Since January 1, 2021, Executive Vice President of The Northwestern Mutual Life Insurance Company. From 2012 through 2020, Executive Vice President and Chief Investment Officer of The Northwestern Mutual Life Insurance Company.

Todd M. Jones 720 East Wisconsin Avenue Milwaukee, WI 53202 1968	Vice President; Chief Financial Officer & Treasurer	Since 2015

Principal Occupation During Past 5 Years: Since April 2015, Vice President and Controller of Northwestern Mutual.

Phil J. Rinzel 720 East Wisconsin Avenue Milwaukee, WI 53202 1957	Controller & Chief Accounting Officer	Since 2021

Principal Occupation During Past 5 Years: Since 2016, Senior Director – Investment Accounting of Northwestern Mutual.

Director and Officer Information (unaudited)

Name, Address, and Year of Birth	Position	Length of Time Served
Michael J. Conmey 720 East Wisconsin Avenue Milwaukee, WI 53202 1980	Chief Compliance Officer	Since 2020

Principal Occupation During Past 5 Years: Vice President – Managed Investments Compliance of Northwestern Mutual and Chief Compliance Officer of Mason Street Advisors and Northwestern Mutual Investment Management Company since June 2020. Assistant General Counsel and Assistant Secretary of Northwestern Mutual from 2011 - 2020.
Lesli H. McLinden 720 East Wisconsin Avenue Milwaukee, WI 53202 1962	Secretary	Since 2014

Principal Occupation During Past 5 Years: Assistant General Counsel and Assistant Secretary of Northwestern Mutual since 2007. Secretary of Mason Street Advisors from 2015 to 2017 and Assistant Secretary since 2017.
James E. Fleming 720 East Wisconsin Avenue Milwaukee, WI 53202 1975	Vice President - Investments	Since 2020

Principal Occupation During Past 5 Years: Vice President of Mason Street Advisors since 2015.
Rodney A. Schmucker 720 East Wisconsin Avenue Milwaukee, WI 53202 1966	Vice President - Investments	Since 2020

Principal Occupation During Past 5 Years: Vice President of Mason Street Advisors since 2015.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Northwestern Mutual Series Fund, Inc.

Annual Contract Review Process

Under Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of an investment company’s independent directors each year. In addition, each investment company is required to disclose in its annual or semi-annual report, as applicable, the material factors and conclusions that formed the basis for the board’s approval or renewal of any investment advisory agreements within the investment company’s most recently completed fiscal half-year period.

At least annually, the Board of Directors (the “Board”) of Northwestern Mutual Series Fund, Inc. (the “Series Fund”) considers and votes upon the renewal of the investment sub-advisory agreements between Mason Street Advisors, LLC (“Mason Street Advisors”) and each of the sub-advisers of those portfolios of the Series Fund (each, a “Portfolio” and collectively, the “Portfolios”) for which Mason Street Advisors and the Board have appointed a sub-adviser. In order to afford the Board the opportunity to focus on a smaller number of relationships at any one meeting, the Board considers the annual continuation of the sub-advisory agreements on a staggered basis during the course of the year.

Board Approvals During the Six-Month Period Ended December 31, 2021

At its August 26, 2021 meeting, the Board, including the Directors who are not “interested persons” (as that term is defined in the 1940 Act) of the Series Fund or Mason Street Advisors (“Independent Directors”), unanimously approved the continuance of a (1) Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and American Century Investment Management, Inc. (“American Century”), relating to the Series Fund’s Mid Cap Value, Large Company Value and Inflation Protection Portfolios, (2) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Delaware”) relating to the Series Fund’s Domestic Equity Portfolio, (3) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Federated Investment Management Company (“Federated”) relating to the Series Fund’s High Yield Bond Portfolio, and a (4) Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) relating to the Series Fund’s Focused Appreciation Portfolio, together with an amendment thereto incorporating a sub-advisory fee reduction.

Also at its August 26, 2021 meeting, the Board including the Independent Directors, unanimously approved an Investment Sub-Advisory Agreement between Mason Street Advisors and Dodge & Cox relating to the Series Fund’s International Equity Portfolio. The foregoing Investment Sub-Advisory Agreement will sometimes be referred to herein as the “Dodge & Cox Sub-Advisory Agreement.”

At its December 2, 2021 meeting, the Board, including the Independent Directors, unanimously approved a Fifth Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Associates, Inc. (“T. Rowe Price”) relating to the Series Fund’s Short-Term Bond, Small Cap Value, Equity Income and Growth Stock Portfolios, incorporating a sub-advisory fee reduction for the Short-Term Bond Portfolio, and approved the continuance of: (1) an Investment Sub-Advisory Agreement between Mason Street Advisors and Allspring Global Investments, LLC (“Allspring”) relating to the Series Fund’s Select Bond Portfolio, (2) a Third Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and Pacific Investment Management Company LLC (“PIMCO”) relating to the Series Fund’s Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, (3) a Second Amended and Restated Investment Sub-Advisory Agreement between Mason Street Advisors and BlackRock Advisors, LLC (“BlackRock”) relating to the Series Fund’s Government Money Market Portfolio, together with an amendment thereto incorporating a sub-advisory fee reduction, and (4) an Investment Sub-Advisory Agreement between Mason Street Advisors and BlackRock relating to the Index 500 Stock Portfolio.

Also at its December 2, 2021 meeting, the Board, including the Independent Directors, unanimously and conditionally approved: (i) an Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Investment

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Management, Inc. (“TRPIM”) with respect to the Small Cap Value Portfolio; and (ii) an amendment to the Fifth Amended and Restated Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price pursuant to the terms of which all references to the Small Cap Value Portfolio would be removed from the agreement. Both of the foregoing documents were conditionally approved, effective as of the consummation of the internal reorganization involving T. Rowe Price and TRPIM, planned to occur on March 7, 2022. The foregoing Investment Sub-Advisory Agreement with TRPIM will sometimes be referred to herein as the “TRPIM Sub-Advisory Agreement.”

American Century, Delaware, Federated, Loomis Sayles, T. Rowe Price, Allspring, PIMCO and BlackRock are sometimes collectively referred to hereinafter as the “Sub-Advisers,” and their respective sub-advised Portfolios are collectively referred to herein as the “Sub-Advised Portfolios.” The respective Investment Sub-Advisory Agreements with the Sub-Advisers are collectively referred to herein as the “Existing Sub-Advisory Agreements

In determining whether to approve the continuance of the Existing Sub-Advisory Agreements and determining whether to approve the Dodge & Cox Sub-Advisory Agreement and the TRPIM Sub-Advisory Agreement on behalf of the Series Fund, the Board requested and received detailed information from Mason Street Advisors, the Sub-Advisers, Dodge & Cox and TRPIM in advance of each of the foregoing meetings to assist them in their evaluation, including information compiled by certain independent providers of evaluative data. With respect to the continuation of the Existing Sub-Advisory Agreements, while particular focus was given to an evaluation of the services, performance, fees, costs, and certain other relevant information under such Agreements at the meeting at which their continuation was formally considered, the evaluation process with respect to the Sub-Advisers and the nature, extent and quality of the services they provide to the Sub-Advised Portfolios pursuant to the terms of the Existing Sub-Advisory Agreements is an ongoing one. As a result, the Board’s consideration of such services, and the performance, fees, costs and other relevant factors was informed by information provided and deliberations that occurred at other meetings throughout the year.

The Independent Directors received a memorandum from their counsel advising them of their responsibilities in connection with the review and approval of the Dodge & Cox Sub-Advisory Agreement and the TRPIM Sub-Advisory Agreement and the continuance of the Existing Sub-Advisory Agreements, and summarizing the legal standards governing the review and approval of these Agreements. The Independent Directors reviewed these standards with their counsel during the course of the meetings, including how these standards should be applied to the review of information relating to the Sub-Advisers, Dodge & Cox and TRPIM under the Series Fund’s manager of managers structure. During the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors, the Sub-Advisers, Dodge & Cox or TRPIM present, and were represented throughout the process by legal counsel.

Continuation of the Sub-Advisory Agreements between Mason Street Advisors and Certain Sub-Advisors

At its August 26, 2021 and December 2, 2021 meetings, the Board, including the Independent Directors, unanimously approved the continuance of the Existing Sub-Advisory Agreements. In connection with those meetings, the Directors received a presentation from representatives of each Sub-Adviser involved in the management of the respective Sub-Advised Portfolios. In addition to the information presented by and about the Sub-Advisers during the course of those meetings, the Directors also had available for consideration each Sub-Adviser’s Section 15(c) Report, which contained responses to the information request letter prepared by counsel to the Independent Directors requesting certain information from the Sub-Advisers designed to assist the Directors in fulfilling their responsibilities when considering the continuation of the Existing Sub-Advisory Agreements. The Directors also had available Mason Street Advisors’ Executive Summary and Overview regarding each of the Sub-Advisers, and other materials prepared by Mason Street Advisors. The materials contained detailed information on performance over multiple time periods, expenses, brokerage commissions, portfolio turnover, style consistency, key portfolio statistics and metrics, and other factors with respect to each of the Sub-Advised Portfolios. The materials also contained an analysis of the Sub-Advisers’ responses to the compliance questions contained in the Section 15(c) Report and the observations of the Series Fund’s Chief Compliance Officer regarding the compliance structure and practices of each of the Sub-Advisers. The Directors also considered their experience with and knowledge of the nature and quality of the services provided by the Sub-Advisers and their ongoing discussions with representatives of Mason Street Advisors, its affiliates and each Sub-Adviser.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

The material factors and conclusions that formed the basis for the Board’s approval of the continuance of each of the Existing Sub-Advisory Agreements include those discussed below. No one particular factor was identified as determinative, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the Board. Further, different Directors may have placed greater weight on certain factors than did other Directors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of each Sub-Adviser’s services the Directors reviewed each Sub-Adviser’s financial strength, assets under management, and overall reputation. The Directors evaluated the investment strategies employed by each Sub-Adviser, as well as the personnel providing such services with respect to each Sub-Advised Portfolio. The Directors considered informational updates given by the portfolio managers, which included reports regarding how the Sub-Advised Portfolios were being positioned in the current market environment. The Directors also considered Mason Street Advisors’ reports on due diligence visits and conference calls that had been conducted with certain of the Sub-Advisers. The Directors also considered information about each Sub-Adviser’s ongoing operational capabilities in response to the COVID-19 pandemic and concluded that the Sub-Advisers retained the ability to continue to provide services in a remote work environment.

With respect to American Century, the Directors considered additional analyst resources allocated by the firm to the fixed income team servicing the Inflation Protection Portfolio. The Directors also considered the updated succession planning developments related to the portfolio manager for the Large Company Value Portfolio. With respect to Federated, the Directors considered the firm’s comments regarding the benefits from having a long-tenured portfolio management team for the High Yield Bond Portfolio to navigate through the market challenges created by the COVID-19 pandemic. The Directors also considered comments from Delaware, Federated and American Century regarding the integration of environmental, social and governance factors into their investment processes, where applicable to the Sub-Advised Portfolios.

With respect to Allspring, the Directors considered that Mason Street Advisors had obtained representations from the firm that the consummation of the change-in-control transaction that had been completed on November 1, 2021 had taken place substantially on the terms described in the responses provided to the Change-in-Control Questionnaire previously prepared by Wells Capital Management, Incorporated and reviewed by the Board, and in conformance with the terms of the transaction as presented to the Board at the Board’s June 3, 2021 meeting. The director’s also considered the representations of Allspring’s portfolio management team that the change-in-control transaction had not impacted the day-to-day investment process or philosophy for the Select Bond Portfolio, or the composition of the investment team.

The Directors also considered and expressed satisfaction with each Sub-Adviser’s investment philosophy and process and the scope of services provided by the Sub-Advisers. Consideration was also given to the Sub-Advisers’ respective reputations and experience in providing investment management services and the performance of each Sub-Advised Portfolio. Based on their review of these factors, their discussions with the Sub-Advisers, and their experience with the services provided by the Sub-Advisers for their respective Sub-Advised Portfolios, the Board concluded, within the context of their overall determinations regarding the Existing Sub-Advisory Agreements, that they were satisfied with the nature, extent and quality of services, and the resources committed by each Sub-Adviser in providing those services, and were satisfied with the experience and capabilities of the Sub-Advisers and the personnel associated with the Sub-Advised Portfolios.

Investment Performance. The Directors reviewed the investment performance of each of the Sub-Advised Portfolios over a variety of time periods. In addition to reviewing the performance of each Sub-Advised Portfolio for both short-term and long-term periods, the Directors considered (i) a comparison of each Sub-Advised Portfolio’s one-, three- and five-year (as applicable) performance to the returns of appropriate benchmarks and indices, and to the performance averages of each Sub-Advised Portfolio’s respective Morningstar and Lipper peer groups for the same periods, (ii) the Morningstar overall star rating and Lipper quintile rating for each Sub-Advised Portfolio and (iii) the Morningstar and the Lipper performance rankings for one-, three- and five-year time periods (as applicable). The Directors evaluated each Sub-Advised Portfolio’s performance against these peer groups and industry benchmarks and indices, and viewed this information as providing an objective comparative benchmark against which they could assess the performance of the Sub-Advised Portfolios. The Directors further considered the performance of accounts managed in a similar manner by each of the Sub-Advisers and

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

information from the Sub-Advisers regarding any significant differences in the performance of those accounts from that of the Sub-Advised Portfolios.

With respect to American Century, the Directors acknowledged the performance challenges encountered over prior periods by the Mid Cap Value and Large Company Value Portfolios. The Directors viewed favorably the consistent investment approaches applied by the portfolio managers for the Portfolios despite the challenges experienced during the extraordinary market conditions created by the COVID-19 pandemic. The Directors also considered the positive benefits of the firm’s investment approaches in providing downside protection for investors in the Portfolios. With respect to the Inflation Protection Portfolio, the Directors were satisfied with the Portfolio’s performance and cited no concerns. With respect to Federated, the Directors commented favorably on the continued strong performance of the High Yield Bond Portfolio and the firm’s effective bond selection. With respect to Loomis Sayles, the Directors acknowledged the challenged performance results of the Focused Appreciation Portfolio during recent periods, but balanced this against the Portfolio’s very strong performance record over the longer-term, the benefits of providing downside protection, and the consistency of the Loomis Sayles investment process. With respect to Delaware, the Directors considered the Portfolio’s recent performance challenge in light of the portfolio manager’s explanation regarding performance results and the portfolio manager’s conviction in the investment strategy utilized for the Portfolio. The Directors also considered the Portfolio’s strong since-inception performance record.

With respect to the Portfolios sub-advised by T. Rowe Price, the Directors considered the portfolio manager’s comments about the reasons for the underperformance of the Growth Stock Portfolio, as well as the shorter-term performance challenges experienced by the Small Cap Value Portfolio. The Directors expressed no performance concerns with the Equity Income Portfolio or the Short-Term Bond Portfolio. The Directors were satisfied with the performance for the Portfolios sub-advised by Allspring, PIMCO and BlackRock.

In addition to performance information presented at the meeting, the Directors considered the performance information, market commentary, portfolio analysis and portfolio manager presentations they received periodically throughout the year. Generally speaking, while attentive to the short-term performance results because of the trend that such performance might signal, the Directors placed greater weight on longer-term performance. For the reasons summarized above, the Board concluded that, considering the investment performance within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, it was satisfied with the relative investment performance of the Sub-Advised Portfolios.

Management Fees and Other Expenses. The Directors evaluated the reasonableness of the management fees and total expenses paid by the Sub-Advised Portfolios under the Existing Sub-Advisory Agreements. The Directors considered the actual and contractual fees paid by each Sub-Advised Portfolio. The Directors also considered the sub-advisory fees paid by Mason Street Advisors out of its management fee, including a comparison of those fees with fees charged by the respective Sub-Advisers for similarly managed accounts. In considering the level of management fees, the Directors also considered the size of the Sub-Advised Portfolios, expenses assumed by Mason Street Advisors, and the applicable expense limitation and/ or fee waiver arrangements agreed to by Mason Street Advisors with respect to each Sub-Advised Portfolio.

As part of their evaluation, the Directors received and reviewed an independent analysis prepared by Broadridge of comparative expense data for each Sub-Advised Portfolio. Broadridge provided data as of December 31, 2020 comparing each Sub-Advised Portfolio’s net and total expenses with those in a category of funds underlying variable insurance products. Categories were selected by Broadridge based upon having similar investment classifications, objectives, and asset allocations. The Directors considered the comparative data as a guide to help assess the reasonableness of each Sub-Advised Portfolio’s net and total expense ratios. The Directors considered that the Broadridge expense rankings of the Mid Cap Value and Inflation Protection Portfolios sub-advised by American Century, the Domestic Equity Portfolio sub-advised by Delaware, the High Yield Bond Portfolio sub-advised by Federated, the Focused Appreciation Portfolio sub-advised by Loomis Sayles, the Short-Term Bond, Equity Income and Growth Stock Portfolios sub-advised by T. Rowe Price, the Select Bond Portfolio sub-advised by Allspring, the Government Money Market Portfolio sub-advised by BlackRock, and the Long-Term U. S. Government Bond Portfolio sub-advised by PIMCO were in the top Broadridge quartile (meaning lowest net expenses) of their respective categories. The Directors considered that the expense rankings of the Large Company Value Portfolio sub-

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

advised by American Century, the Small Cap Value Portfolio sub-advised by T. Rowe Price, and the Multi-Sector Bond Portfolio sub-advised by PIMCO were within the second quartile of their respective categories. The Directors also considered that reduced sub-advisory fee schedules would be put into place for: (i) the Focused Appreciation Portfolio in connection with the renewal of the sub-advisory agreement with Loomis Sayles; (ii) the Government Money Market Portfolio in connection with the renewal of the sub-advisory agreement with BlackRock; and (iii) the Short-Term Bond Portfolio in connection with the renewal of the sub-advisory agreement with T. Rowe Price.

Based on their review of the above information and other factors deemed relevant by the Directors, the Board concluded that the management fees and total operating expenses of each of the Sub-Advised Portfolios were reasonable in relation to the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolios over time and the expense limitation and fee waivers that are in place.

Costs and Profitability. The Directors reviewed information provided by Mason Street Advisors regarding the profitability realized by Mason Street Advisors from the Sub-Advised Portfolios. The Directors considered Mason Street Advisors’ fee and expense analysis regarding fees, expenses and profit margins related to the Sub-Advised Portfolios on a per Portfolio basis, and Mason Street Advisors’ allocation methodology with respect to expenses. The profitability information presented for the Directors’ consideration was supplemented by the aforementioned information regarding the expense-based ranking of each Sub-Advised Portfolio within the Portfolio’s respective Broadridge peer group category. The Directors recognized that the sub-advisory fees were the result of arm’s-length negotiations between Mason Street Advisors and such Sub-Advisers. The Directors also recognized that there are limitations inherent in allocating costs and calculating profitability for organizations such as the Sub-Advisers, and that it is difficult to make comparisons of profitability among investment advisers because comparative information is not generally publicly available and, when available, such information may have been developed using a variety of assumptions and other factors. The Directors concluded that they had received sufficient information to evaluate the issues related to costs and profitability.

The Directors considered certain fall-out benefits that may be realized by Mason Street Advisors and its affiliates due to their relationship with the Sub-Advised Portfolios, including the participation of mutual fund families advised by certain Sub-Advisers to the Sub-Advised Portfolios on the brokerage platform maintained by a brokerage affiliate of Mason Street Advisors, the participation of such fund families in mutual fund partner programs offered by such brokerage affiliate, and the payment of fees by the fund families based upon participation on the brokerage platform and the mutual fund partner program maintained by the brokerage affiliate of Mason Street Advisors. The Directors reviewed information concerning certain of the Sub-Advisers’ soft dollar arrangements and any other benefits to the Sub-Advisers arising from their relationships with the Sub-Advised Portfolios. Based on their review, the Board concluded, within the context of their overall determinations regarding the Existing Sub-Advisory Agreements, that they were satisfied that the fees paid by each of the Sub-Advised Portfolios, and the profits realized by Mason Street Advisors and the Sub-Advisers due to their relationship with the Sub-Advised Portfolios, were not excessive.

Economies of Scale. The Directors considered whether each Sub-Advised Portfolio’s expense structure permitted economies of scale to be shared with the Sub-Advised Portfolio’s investors. The Directors considered the breakpoints contained in the advisory fee schedules for the Sub-Advised Portfolios, as applicable, and the extent to which each Sub-Advised Portfolio may benefit from economies of scale through those breakpoints. The Directors took into account the expense limitation arrangements in place for the Mid Cap Value, Large Company Value, Inflation Protection, Domestic Equity, Focused Appreciation, Short-Term Bond, Small Cap Value, Equity Income, Long-Term U.S. Government Bond and Multi-Sector Bond Portfolios, and the fee waiver arrangements in place with respect to the Mid Cap Value, Large Company Value, Inflation Protection, Domestic Equity, High Yield Bond, Focused Appreciation, Short-Term Bond, Small Cap Value, Equity Income, Growth Stock, Select Bond, Long-Term U.S. Government Bond, Multi-Sector Bond, Government Money Market, and Index 500 Stock Portfolios. The Directors also considered the total assets and expense ratio of each Sub-Advised Portfolio. Based on this information, the Board concluded, within the context of its overall determinations regarding the Existing Sub-Advisory Agreements, that each Sub-Advised Portfolio’s fee structure reflected appropriate economies of scale for the benefit of such Portfolio’s investors.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Other Information. The Directors were presented with other information intended to assist them in their consideration of the continuation of the Existing Sub-Advisory Agreements, including information about the services provided by affiliates of Mason Street Advisors to the Sub-Advised Portfolios and information regarding Mason Street Advisors’ and the Sub-Advisers’ brokerage practices and commissions. The Directors took into consideration reports from Mason Street Advisors on its review of the respective compliance programs of the Sub-Advisers, including any recent compliance exceptions noted and the applicable Sub-Adviser’s response. Also considered were key affiliations and business relationships between the Sub-Advisers and their affiliates and Mason Street Advisors’ parent company and affiliates. Their review further included information relating to each Sub-Adviser’s risk management infrastructure, pending or recent litigation or regulatory actions to which an Sub-Adviser or its affiliates may have been a party, and the applicable Sub-Adviser’s responses to those actions. The Directors also considered information regarding each Sub-Adviser’s code of ethics, approach to portfolio manager compensation, succession planning, as well as information supplied by the Sub-Advisers related to their cybersecurity programs and business continuity plans, and other matters they deemed relevant.

Conclusions of the Directors. Based on a consideration of all information deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of their reasonable business judgment concluded that the terms of the Existing Sub-Advisory Agreements were fair and reasonable and approved the continuation of each Agreement for another year as being in the best interests of each Portfolio.

Approval of Sub-Advisory Agreement between Mason Street Advisors and Dodge & Cox

At the August 26, 2021 meeting, the Directors, including the Independent Directors, unanimously approved the Dodge & Cox Sub-Advisory Agreement between Mason Street Advisors and Dodge & Cox relating to the International Equity Portfolio. (The International Equity Portfolio is hereinafter referred to in this section as the “Portfolio.”) The Board’s decision to retain Dodge & Cox as sub-adviser for the Portfolio was reached after extensive research, evaluation and review of numerous candidate firms and their respective organizational structures, investment processes and long-term performance records.

Board Consideration of Alternative Sub-Advisory Candidates and Selection of Northern Trust and BlackRock as New Sub-Advisers

In determining whether to approve the Doge & Cox Sub-Advisory Agreement on behalf of the Portfolio, the Directors requested and received detailed information from Mason Street Advisors and Dodge & Cox to assist them in their evaluation. The Independent Directors also received a memorandum from their counsel advising them of their responsibilities in connection with the approval of the Dodge & Cox Sub-Advisory Agreement, and had an opportunity to review with their counsel the legal standards governing the review of the Dodge & Cox Sub-Advisory Agreement, including how these standards should be applied to the review of information relating to an individual sub-adviser under the Series Fund’s manager of managers structure. In addition, during the course of their deliberations, the Independent Directors had the opportunity to meet privately without representatives of Mason Street Advisors present, and were represented throughout the process by legal counsel to the Independent Directors.

The material factors and conclusions that formed the basis for the Board’s determination to approve the Dodge & Cox Sub-Advisory Agreement include those discussed below. In addition to the information provided to them in anticipation of and at the August 26, 2021 Board meeting, the Directors considered the presentation of Dodge & Cox at a meeting of the Investment Oversight Committee of the Board held on August 25, 2021, and Dodge & Cox’s responses to the Directors’ questions during its presentation session.

The Director’s determination to engage Dodge & Cox as the investment sub-adviser for the Portfolio was the culmination of a process that began several months earlier upon direction from the Board of Directors that Mason Street Advisors begin compiling a list of investment managers as potential candidates to consider as a replacement sub-adviser to the Portfolio. At its June 3, 2021 meeting the Board considered and evaluated a group of sub-advisory candidates which Mason Street Advisors had reviewed and determined were qualified to serve as a sub-advisory investment manager for the Portfolio, along with a detailed presentation reviewing comparative information regarding each of the candidates. Based upon a review

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

of the list of qualified sub-advisers, the Directors narrowed down the list of candidates to three sub-advisory candidate firms that would receive formal requests for proposals with respect to the Portfolio mandate and would be invited to make presentations to the Board at its August 2021 meeting.

The three final candidates for the Portfolio mandate were reviewed and considered at the Board’s August 26, 2021 meeting. The Directors received a separate presentation provided by representatives from each of the three candidate firms. Extensive background information and assessment data were used to evaluate, compare and contrast the three candidates. The information compiled for purposes of facilitating the Board’s review of the candidates was a combination of assessment data and evaluative reports developed by Mason Street Advisors as well as data provided by the candidates, which was presented in order to permit the Board to effectively conduct its due diligence review of the information and engage in a thorough comparative analysis. Among other factors, the Board considered details of each candidate’s investment performance over multiple time periods, peer group rankings, representative holdings, key points of differentiation and competitive advantages, portfolio characteristics and metrics, mandate assets under management, firm leadership and investment personnel, investment processes and strategies, proposed sub-advisory fees (and the impact of such fees on Mason Street Advisors’ profitability), and other operational and firm-level factors. The Directors considered information provided regarding each candidate’s investment philosophy and portfolio construction process.

Also considered by the Directors were the results of due diligence compliance reviews that had been prepared on the three final sub-advisory candidates. The due diligence reviews were based on the candidates’ responses to informational requests, as well as interviews with compliance and/or legal staff representatives of each candidate. Such reviews included information about each candidate’s compliance program, compliance policies and procedures, brokerage practices, trading policies and procedures, codes of ethics and proxy voting procedures. The Series Fund’s Chief Compliance Officer received compliance-related due diligence materials from the sub-advisory candidates, and provided a report to the Directors at the August 26, 2021 Board meeting. The Directors also had available for consideration each candidate’s responses to the compliance sections of the informational requests, and the candidates’ responses to informational requests related to proxy voting, brokerage and risk management practices.

The Board’s review of the candidates involved assessment of multiple factors which included, without limitation, the following:

Nature, Extent and Quality of Services. The Directors evaluated the nature, scope, extent and quality of services that would be provided to the Portfolio by each of the candidates. The Directors considered the information developed from the extensive process utilized to identify qualified sub-advisers for the Portfolio, as well as the analysis and assessment provided by Mason Street Advisors with respect to the sub-advisory candidates. The Directors’ consideration included information about each candidate’s organization and ownership structure, and the composition of each candidate’s investment management team.

The Directors considered Mason Street Advisors’ assessment of Dodge & Cox, including positive evaluations of its investment performance and investment process. The Directors viewed favorably the experience and talent on the Dodge & Cox investment team and the status of the firm’s succession planning. The Directors considered the benefits of the positive brand recognition of Dodge & Cox, including enhancement of the ability to attract and retain assets.

The Directors considered the investment approaches utilized by each of the sub-advisory candidates. The Directors considered the tenure, experience and performance of the investment management teams for each of the candidates, including particularly the qualifications and experience of the investment personnel who would be providing services to the Portfolio. The Directors took into consideration the general reputation of Dodge & Cox and the strength of its investment-related resources. Based on their review of these factors and other factors deemed relevant, the Board concluded that they were satisfied with the nature, extent and quality of the services to be provided by Dodge & Cox to the Portfolio and the resources to be committed by the firm in providing such services.

Investment Performance. In order to evaluate investment performance, the Directors reviewed the performance record of the three final sub-advisory candidates for a composite of managed accounts with investment objectives, investment policies and strategies similar to the Portfolio (the “composites”). The Directors considered the performance returns of

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

these composites for both short- and long-term periods. The Directors also considered performance analysis reports which compared multiple metrics for the composites of each candidate. The Directors also evaluated the relative performance of the candidates’ composites versus the appropriate benchmark index performance returns, and considered Morningstar peer group rankings for each of the candidates’ mandates.

The Directors also took into consideration detailed comparative information presented regarding the composites of the candidates, including sector weighting, number of holdings, portfolio turnover, and top ten holdings percentages, as well as attribution information presented regarding the drivers of performance of such composite accounts.

The Directors viewed favorably the strong performance record of Dodge & Cox and the team-based approach employed for the strategy mandate, as well as the depth of the firm’s resources. The Directors were also positively impressed with the thoroughness and repeatability of the investment process utilized by Dodge & Cox.

Based on these and other factors deemed relevant, the Board concluded that they were satisfied with the experience and capabilities of Dodge & Cox, the personnel to be associated with the management of the Portfolio, and the firm’s investment performance record across accounts managed in mandates similar to the Portfolio.

Management Fees and Other Expenses. In evaluating the management fees paid by the Portfolio, the Directors considered the contractual fees paid by the Portfolio under the Advisory Agreement between Mason Street Advisors and the Series Fund. The Directors considered the sub-advisory fees proposed by the three sub-advisory candidates for services to be provided to the Portfolio. In connection with their review of proposed sub-advisory fees, the Directors also considered the proposed allocation between Mason Street Advisors and each sub-advisory candidate of the Portfolio’s investment advisory fee (i.e., the amount of the advisory fee retained by Mason Street Advisors relative to that would be paid to a sub-advisory candidate as a management fee). The Directors considered the existing structure, size, and total operating expenses of the Portfolio. They also considered the advisory fee waiver arrangement that was in place for the Portfolio.

The Directors determined that the fees proposed by Dodge & Cox were the product of an arm’s-length negotiation between Mason Street Advisors and Dodge & Cox and reflected market-based sub-advisory fee rates. Based on their review of the management fees and other expenses, comparative fee data and other factors deemed relevant by the Directors, the Board concluded that the management fees, the sub-advisory fees proposed by Dodge & Cox for the Portfolio, and the total operating expenses of the Portfolio were reasonable in relation to the nature, scope and quality of the services to be provided by Dodge & Cox.

Costs and Profitability. The Directors considered Mason Street Advisors’ pricing methodology for its services as investment adviser for the products of which the Portfolio is an investment option. Mason Street Advisors provided comparative information regarding the proposed sub-advisory fees of the candidates, projections regarding Mason Street Advisors’ advisory fee spread, and an associated profitability analysis. The Directors considered the financial condition of Mason Street Advisors and Mason Street Advisors’ costs and profitability related to the Portfolio in light of the sub-advisory fee negotiated with Dodge & Cox.

The Directors recognized that there are limitations inherent in allocating costs and calculating profitability for an organization such as Mason Street Advisors, and that it is difficult to make comparisons of profitability among investment advisers and clients because comparative information is not generally publicly available and, when available, such information has been developed using a variety of assumptions and other factors. Based on their review of the sub-advisory fee proposed by Dodge & Cox and the associated profitability analysis for the Portfolio, the Board concluded that they were satisfied that Mason Street Advisors’ level of profitability from its relationship with the Portfolio was appropriate and not excessive.

Economies of Scale. The Directors considered whether the Portfolio’s expense structure permitted economies of scale to be shared with investors in the Portfolio. They also took into consideration the total assets and expense ratios of the Portfolio. The Directors considered the breakpoints contained in the management fee schedule applicable to the Portfolio, as well as the breakpoints contained in the sub-advisory fee schedule for the Portfolio proposed by Dodge & Cox, and the extent to

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

which a Portfolio may benefit from economies of scale through those breakpoints. The Directors also considered the fee waiver agreement in place for the Portfolio. Based on this information, the Board concluded that the fee structure for the Portfolio reflected appropriate economies of scale between the Portfolio and Mason Street Advisors.

Other Information. The Directors were presented with other information intended to assist them in their consideration of the approval of the Dodge & Cox Sub-Advisory Agreement, including information regarding Dodge & Cox’s compliance management structure, any pending or recent litigation or regulatory actions to which Dodge & Cox or its affiliates may have been a party, and responses to those actions. The Directors also received information regarding Dodge & Cox’s cybersecurity program and business continuity plan, as well as information regarding portfolio manager compensation practices as they may apply to those portfolio managers proposed to provide services to the Portfolio.

Conclusions of the Directors. Based on a consideration of all information deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of its business judgment concluded that it was in the best interest of the Portfolio to approve hiring Dodge & Cox as sub-adviser for the Portfolio and entering into the Dodge & Cox Sub-Advisory Agreement between Mason Street Advisors and Dodge & Cox.

Approval of Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Investment Management, Inc.

At the December 2, 2021 meeting, the Directors, including the Independent Directors, unanimously and conditionally approved the Investment Sub-Advisory Agreement between Mason Street Advisors and T. Rowe Price Investment Management, Inc. (“TRPIM”) relating to the Small Cap Value Portfolio (the “TRPIM Sub-Advisory Agreement”). (The Small Cap Value Portfolio is hereinafter referred to in this section as the “Portfolio.”) An affiliate of TRPIM’s, T. Rowe Price Associates, Inc. (“TRPA”), currently serves as the sub-adviser to the Portfolio pursuant to the terms of a Fifth Amended and Restated Investment Sub-Advisory Agreement by and between Mason Street Advisors and TRPA dated December 2, 2021 (the “Existing TRPA Agreement”) and TRPA had been providing sub-advisory services to the Portfolio since 2001. Mason Street Advisors had informed the Board that an internal reorganization involving TRPA and TRPIM is planned to occur on March 7, 2022, and that in connection with such reorganization: (i) the TRPA investment team providing sub-advisory services to the Portfolio would be moved to become part of TRPIM; and (ii) advisory services related to the firm’s U.S. Small Cap Value Equity investment strategy would be transferred to and provided by TRPIM (the “Reorganization”).

Board Consideration of TRPIM as New Sub-Adviser

In anticipation of the completion of the Reorganization, the Board considered the conditional approval of a sub-advisory agreement with TRPIM based upon the review of information provided by Mason Street Advisors, TRPA and TRPIM related to the Reorganization.

To facilitate the Board’s review of the Reorganization and the consideration of the TRPIM Sub-Advisory Agreement, Mason Street Advisors provided a detailed synopsis of the investment platform restructuring underlying the Reorganization, including information outlining the goals of the Reorganization. The Board was provided with a report detailing the chief components of the restructuring, including the investment strategies moving to TRPIM, information regarding the executive management and investment leadership personnel to be associated with TRPIM, and the analyst and operational resource support model to be emplyed by TRPIM. Mason Street Advisors explained the rationale supporting the decision to develop the new investment platform, including the need to address investment capacity constraints being experienced by certain of the firm’s investment strategies.

Mason Street Advisors advised the Board that TRPIM, a wholly-owned subsidiary of TRPA, will serve as the investment adviser for T. Rowe Price’s U.S. Small-Cap Value Equity investment strategy, (the strategy utilized by the Portfolio). Mason Street Advisors advised the Board that following completion of the Reorganization, the investment team currently providing sub-advisory services to the Portfolio, including the portfolio manager presently serving the Portfolio, will transfer to TRPIM. The Board considered representations from TRPA that all services currently delivered to the Portfolio, including services

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

related to the operation of the compliance program, would continue to be delivered without interrruption and without any material changes in resources, staff or service components, and there would be no change in the investment process or strategies currently utilized in managing the Portfolio.

Based upon information presented by Mason Street Advisors and the materials and presentation made by TRPA at the Board meeting, the Board considered the terms of the TRPIM Sub-Advisory Agreement. In addition to the information provided to them in anticipation of and at the December 2, 2021 Board meeting, the Directors considered the presentation of TRPIM at a meeting of the Investment Oversight Committee of the Board held on December 1, 2021, and the firm’s responses to the Directors’ questions during its presentation session.

The material factors and conclusions that formed the basis for the Board’s determination to approve the TRPIM Sub-Advisory Agreement included those referenced above related to the Reorganization as well as those discussed below. The Independent Directors also received a memorandum from their counsel advising them of their responsibilities in connection with the approval of the TRPIM Sub-Advisory Agreement, and had an opportunity to review with their counsel the legal standards governing the review of the TRPIM Sub-Advisory Agreement, including how these standards should be applied to the review of information relating to an individual sub-adviser under the Series Fund’s manager of managers structure. In considering the TRPIM Sub-Advisory Agreement and evaluating and assessing information related thereto, different Directors may have placed greater weight on certain factors than did other Directors.

Nature, Extent and Quality of Services. In determining whether to approve the TRPIM Sub-Advisory Agreement, the Board considered the nature, extent and quality of the services that had been and were currently being provided by TRPA under the Existing TRPA Agreement as well as the services that would continue to be provided by TRPIM under the TRPIM Sub-Advisory Agreement. In particular, the Directors considered TRPA’s representations that, following the Reorganization: (i) the portfolio manager presently serving the Portfolio would transfer to TRPIM and would continue to provide the same nature, extent and quality of service currently provided to the Portfolio; (ii) the portfolio manager would continue to manage the Portfolio’s assets in accordance with the investment objective, investment strategies, and policies that currently apply to the Portfolio; and (iii) the portfolio manager would have a supporting analyst team and the additional resources necessary and adequate to maintain continuity in the quality of the investment management services provided to the Portfolio. Although the Directors noted that TRPIM would not house a mid cap value strategy and that this may negatively impact the small cap value strategy’s ability to evaluate those holdings that had grown substantially in market capitalization, it was also noted that TRPIM will house both a small cap core and mid cap growth strategy and that the necessary expertise would still be available to the small cap value investment team. In addition, the Directors also considered that the portfolio manager for the small cap value strategy (and the Portfolio) advised that he is retaining most of his key analysts in the transition. In approving the TRPIM Sub-Advisory Agreement, the Board also considered its prior conclusions with respect to its approvals of the Existing TRPA Agreement, including the Board’s general satisfaction with the nature, quality and extent of services being provided by TRPA to the Portfolio. In making its most recent approval and continuance of the Existing TRPA Agreement, the Board considered a variety of factors, including for example, the experience and qualifications of the portfolio manager and the supporting investment team, and the Portfolio’s performance. The Board considered the form of the TRPIM Sub-Advisory Agreement and concluded that it substantially conformed, in all material respects, with the form, terms and provisions of the Existing TRPA Agreement. Based on their review of the foregoing factors and other factors deemed relevant, the Board concluded that they were satisfied with the nature, extent and quality of the services to be provided by TRPIM to the Portfolio and the resources to be committed by the firm in providing such services.

Investment Performance. The Directors reviewed the investment performance record of TRPA as sub-adviser to the Portfolio over multiple periods. In addition to considering performance for the Portfolio for both short- and long-term periods, the Directors considered a comparison of the Portfolio’s one-, three-, and five-year performance to the returns of the appropriate index benchmarks and indices, and the performance averages of the Portfolio’s respective Morningstar and Lipper fund group categories for the same periods. The Directors also reviewed the applicable Morningstar and Lipper ratings and rankings for the Portfolio, along with key Portfolio characteristics and metrics. Based on its review of performance returns and related performance factors, the Board concluded that they were satisfied with the investment performance record of the TRPA investment team as it related to the Portfolio.

Approval and Continuance of Investment Advisory and Sub-Advisory Agreements (unaudited)

Management Fees and Expenses and Related Matters. In evaluating the management fees paid by the Portfolio, the Directors considered the contractual fees paid by the Portfolio under the Advisory Agreement between Mason Street Advisors and the Series Fund and the sub-advisory fees proposed to be paid to TRPIM for services to be provided to the Portfolio. The Directors considered that there would be no change in the sub-advisory fees to be paid to TRPIM under the TRPIM Sub-Advisory Agreement and that the fees payable would be identical to those paid under the terms of the Existing TRPA Agreement. The Directors also considered the advisory fee waiver arrangement and expense limitation agreement that were in place for the Portfolio. Based upon the foregoing, the Board concluded that the sub-advisory fees proposed by TRPIM for the Portfolio were reasonable in relation to the nature, scope and quality of the services to be provided by TRPIM.

Costs and Profitability. The Directors considered Mason Street Advisors’ pricing methodology for its services as investment adviser for the products of which the Portfolio is an investment option. Mason Street Advisors provided information regarding the amount of the advisory fee that Mason Street Advisors would retain based upon TRPIM’s sub-advisory fees. The Directors considered that the proposed fees under the TRPIM Sub-Advisory Agreement will remain unchanged from the current Agreement. Based on their review of the sub-advisory fees proposed by TRPIM, the Board concluded that they were satisfied that Mason Street Advisors’ resulting level of profitability related to services provided to the Portfolio was appropriate and not excessive.

Economies of Scale. The Directors considered whether the expense structure for the Portfolio permitted economies of scale to be shared with investors in the Portfolio. They took into consideration the total assets and expense ratio of the Portfolio. The Directors considered the breakpoints contained in the sub-advisory fee schedule proposed by TRPIM for the Portfolio and the extent to which the Portfolio may benefit from economies of scale through those breakpoints. The Directors also considered the fee waiver agreement in place for the Portfolio. Based on this information, the Board concluded that the fee structure for the Portfolio reflected appropriate economies of scale between the Portfolio and Mason Street Advisors.

Other Information. The Directors were presented with other information about the operations and resource structure of TRPIM following the completion of the Reorganization intended to assist them in their consideration of the approval of the TRPIM Sub-Advisory Agreement, including information regarding compliance management structure and resources, information regarding operational matters, including trading capabilities, and information regarding portfolio manager compensation practices for those portfolio managers servicing the Portfolio.

Conclusions of the Directors. Based on a consideration of all information deemed relevant in its totality, the Board, including the Independent Directors, and assisted by the advice of legal counsel independent of Mason Street Advisors, in the exercise of its business judgment concluded that it was in the best interest of the Small Cap Value Portfolio to conditionally approve hiring TRPIM as sub-adviser for the Portfolio and entering into the TRPIM Sub-Advisory Agreement, contingent upon completion of the Reorganization.

(b) Not applicable.

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Gail L. Hanson and William Gerber. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant	2020	2021

	$799,450	$811,450

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant	2020	2021

	$ 0	$ 0

(c) Tax Fees	2020	2021

	$81,900	$82,440

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees	2020	2021

	$ 0	$ 0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.
(g) Aggregate non-audit fees of Registrant, Registrant’s investment adviser, and related service providers	2020	2021

	$175,945	$219,033

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s investment adviser and related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit

EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Ronald P. Joelson
Ronald P. Joelson, President

Date:	February 16, 2022

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald P. Joelson
Ronald P. Joelson, President

Date:	February 16, 2022

By:	/s/ Todd M. Jones
Todd M. Jones, Vice President,
Chief Financial Officer and Treasurer

Date:	February 16, 2022